      As filed with Securities and Exchange Commission on April 26, 2016.

                                           REGISTRATION NOS. 002-90380/811-04001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ------------
                                    FORM N-4



          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [ ][X]
                     PRE-EFFECTIVE AMENDMENT NO
                   POST-EFFECTIVE AMENDMENT NO. 45                     [X]
                               AND/OR
   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [ ]
                          AMENDMENT NO. 249                            [X]


                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                           (Exact Name of Registrant)


                                 ------------
                      METROPOLITAN LIFE INSURANCE COMPANY
                           (Exact Name of Depositor)

                   200 PARK AVENUE, NEW YORK, NEW YORK 10166

        (Address of depositor's principal executive offices) (zip code)
                                 (212) 578-9500
              (Depositor's telephone Number, including area code)


                                 ------------
                              RICARDO A. ANZALDUA
                            EXECUTIVE VICE PRESIDENT
                                GENERAL COUNSEL
                   200 PARK AVENUE, NEW YORK, NEW YORK 10036
                    (Name and address of agent for service)


                                 ------------
             It Is Proposed That The Filing Will Become Effective:

              On May 1, 2016 or as soon thereafter as practicable.


[ ] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on May 1, 2016 pursuant to paragraph (b) of Rule 485


[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485

[ ] on the seventy-fifth day after filing pursuant to paragraph (a)(2) of Rule
485

[ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective
                                        amendment.

Title of Securities Being Registered: Group and Individual Deferred Variable Annuity Contracts and Immediate Annuity Contracts.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         Supplement Dated May 1, 2016
                                      To
                         Prospectus Dated May 1, 1995

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                                    VESTMET

                    Group and Individual Annuity Contracts
                 Issued by Metropolitan Life Insurance Company

This Supplement updates information contained in the Metropolitan Life Separate Account E ("Separate Account") prospectus dated May 1, 1995 (the "Prospectus"), as annually supplemented. Please write or call Metropolitan Life Insurance Company, 1600 Division Road, West Warwick, Rhode Island 02893 Attention:
Annuities, telephone number (800) 638-7732, if you need another copy of the Prospectus. Upon request, financial statements for the insurance company will be sent to you without charge.

The Prospectus describes individual and group VestMet Contracts ("Contracts") issued by Metropolitan Life Insurance Company ("MetLife"). Unless otherwise indicated page numbers refer to the May 1, 1995 prospectus. The Contracts are no longer available. Contract owners may continue to make additional purchase payments.

1. The currently available investment choices are:

           MET INVESTORS SERIES         METROPOLITAN SERIES FUND
           TRUST -- CLASS A             -- CLASS A
             Met/Wellington Large         BlackRock Bond Income
           Cap Research Portfolio       Portfolio
                                          BlackRock Ultra-Short
                                        Term Bond Portfolio
                                          Frontier Mid Cap
                                        Growth Portfolio
                                          Met/Wellington
                                        Balanced Portfolio
                                          MetLife Stock Index
                                        Portfolio

Certain Portfolios have been subject to a change. Please see section 6 below -- Additional Information Regarding the Portfolios.

2. SEPARATE ACCOUNT CHARGE

We are waiving 0.08% of the Separate Account Charge for the Investment Division investing in the WMC Large Cap Research Portfolio.

3. TABLE OF EXPENSES -- VESTMET CONTRACTS

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES FOR YEAR ENDING DECEMBER 31, 2014:

                                                                                            MINIMUM MAXIMUM
                                                                                            ------- -------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Portfolio assets, including management fees, distribution
  and/or service (12b-1) fees, and other expenses).........................................  0.27%   0.74%

PORTFOLIO FEES AND EXPENSES
(as a percentage of average daily net assets)

                                                  DISTRIBUTION          ACQUIRED   TOTAL                  NET TOTAL
                                                     AND/OR               FUND    ANNUAL     FEE WAIVER    ANNUAL
                                       MANAGEMENT   SERVICE     OTHER   FEES AND OPERATING AND/OR EXPENSE OPERATING
              PORTFOLIO                   FEE     (12B-1) FEES EXPENSES EXPENSES EXPENSES  REIMBURSEMENT  EXPENSES
-------------------------------------- ---------- ------------ -------- -------- --------- -------------- ---------
MET INVESTORS SERIES TRUST -- CLASS A
  Met/Wellington Large Cap Research
   Portfolio..........................    0.56%        --        0.03%     --      0.59%        0.04%       0.55%
METROPOLITAN SERIES FUND -- CLASS A
  BlackRock Bond Income Portfolio.....    0.32%        --        0.04%     --      0.36%        0.00%       0.36%
  BlackRock Ultra-Short Term Bond
   Portfolio..........................    0.34%        --        0.03%     --      0.37%        0.02%       0.35%
  Frontier Mid Cap Growth Portfolio...    0.71%        --        0.03%     --      0.74%        0.02%       0.72%
  Met/Wellington Balanced Portfolio...    0.46%        --        0.08%     --      0.54%        0.00%       0.54%
  MetLife Stock Index Portfolio.......    0.25%        --        0.02%     --      0.27%        0.01%       0.26%

The information shown in the table above was provided by the Portfolios and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Portfolio's 2016 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Portfolio, but that the expenses of the Portfolio are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Portfolio's board of directors or trustees, are not shown.

4. YOUR INVESTMENT CHOICES

Each Portfolio has different investment objectives and risks. The Portfolio prospectuses contain more information on each Portfolio's investment strategy, investment managers and its fees. You may obtain a portfolio prospectus by calling 800-638-7732. We do not guarantee the investment results of the Portfolios. The current Portfolios are listed below, along with their investment managers and any sub-investment manager.

PORTFOLIO                              INVESTMENT OBJECTIVE                   INVESTMENT ADVISER/SUBADVISER
---------                              --------------------                   -----------------------------
MET INVESTORS SERIES TRUST -- CLASS A

Met/Wellington Large Cap Research      Seeks long-term capital appreciation.  MetLife Advisers, LLC Subadviser:
 Portfolio............................                                        Wellington Management Company LLP
METROPOLITAN SERIES FUND -- CLASS A

BlackRock Bond Income Portfolio....... Seeks a competitive total return       MetLife Advisers, LLC Subadviser:
                                       primarily from investing in            BlackRock Advisors, LLC
                                       fixed-income securities.

BlackRock Ultra-Short Term Bond        Seeks a high level of current income   MetLife Advisers, LLC Subadviser:
 Portfolio............................ consistent with preservation of        BlackRock Advisors, LLC
                                       capital.

Frontier Mid Cap Growth Portfolio..... Seeks maximum capital appreciation.    MetLife Advisers, LLC Subadviser:
                                                                              Frontier Capital Management Company,
                                                                              LLC

Met/Wellington Balanced Portfolio..... Seeks long-term capital appreciation   MetLife Advisers, LLC Subadviser:
                                       with some current income.              Wellington Management Company LLP

MetLife Stock Index Portfolio......... Seeks to track the performance of the  MetLife Advisers, LLC Subadviser:
                                       Standard & Poor's 500(R) Composite     MetLife Investment Advisors, LLC
                                       Stock Price Index.

5. PURCHASE PAYMENTS

If payments made on your behalf are not made in a timely manner, there may be a delay in when amounts are credited.

6. ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS

Certain Portfolios were subject to a name change or merger. The chart below identifies the former name and new name of each of these Portfolios, and where applicable, the former name and the new name of the trust of which the Portfolios is a part.

PORTFOLIO NAME CHANGES

THE FOLLOWING FORMER PORTFOLIOS WERE RENAMED:

 FORMER NAME                            NEW NAME
 MET INVESTORS SERIES TRUST             MET INVESTORS SERIES TRUST

 WMC Large Cap Research Portfolio --    Met/Wellington Large Cap Research
 Class A                                Portfolio -- Class A

 METROPOLITAN SERIES FUND               METROPOLITAN SERIES FUND

 BlackRock Money Market Portfolio --    BlackRock Ultra-Short Term Bond Fund
 Class A                                -- Class A

 WMC Balanced Portfolio -- Class A      Met/Wellington Balanced Portfolio --
                                        Class A

                  THIS SUPPLEMENT SHOULD BE READ AND RETAINED
                             FOR FUTURE REFERENCE

 200 PARK AVENUE                                    TELEPHONE: (800) 638-7732
 NEW YORK, NEW YORK

                                                                     May 1, 2016



             PREFERENCE PLUS(R) ACCOUNT VARIABLE ANNUITY CONTRACTS
                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY
This Prospectus describes individual and group Preference Plus Account Contracts for deferred variable annuities (" Deferred Annuities") and Preference Plus immediate variable income annuities (" Income Annuities"). We no longer offer the Deferred Annuities and Income Annuities. However, Contract owners and participants may continue to make additional purchase payments and new participants may enroll under any issued group Contract.

You decide how to allocate your money among the various available investment choices. The investment choices available to You are listed in the Contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account/Fixed Income Option (not described in this Prospectus) and Investment Divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund ("Metropolitan Fund"), Portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series(R) ("American Funds(R)"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.

AMERICAN FUNDS(R)
     American Funds Bond Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
MET INVESTORS FUND
     American Funds(R) Balanced Allocation Portfolio
     American Funds(R) Growth Allocation Portfolio
     American Funds(R) Moderate Allocation Portfolio
     Clarion Global Real Estate Portfolio
     ClearBridge Aggressive Growth Portfolio
     Harris Oakmark International Portfolio
     Invesco Mid Cap Value Portfolio
     Invesco Small Cap Growth Portfolio

     Loomis Sayles Global Markets Portfolio

     Met/Franklin Low Duration Total Return Portfolio

     Met/Wellington Large Cap Research Portfolio

     MetLife Asset Allocation 100 Portfolio
     MFS(R) Research International Portfolio
     Morgan Stanley Mid Cap Growth Portfolio
     Oppenheimer Global Equity Portfolio
     PIMCO Inflation Protected Bond Portfolio
     PIMCO Total Return Portfolio
     SSGA Growth and Income ETF Portfolio
     SSGA Growth ETF Portfolio

     T. Rowe Price Mid Cap Growth Portfolio

METROPOLITAN FUND
     Baillie Gifford International Stock Portfolio

     Barclays Aggregate Bond Index Portfolio
     BlackRock Bond Income Portfolio
     BlackRock Capital Appreciation Portfolio
     BlackRock Large Cap Value Portfolio
     Frontier Mid Cap Growth Portfolio
     Jennison Growth Portfolio
     Loomis Sayles Small Cap Core Portfolio
     Loomis Sayles Small Cap Growth Portfolio
     Met/Artisan Mid Cap Value Portfolio

     Met/Wellington Balanced Portfolio
     Met/Wellington Core Equity Opportunities Portfolio

     MetLife Asset Allocation 20 Portfolio
     MetLife Asset Allocation 40 Portfolio
     MetLife Asset Allocation 60 Portfolio
     MetLife Asset Allocation 80 Portfolio
     MetLife Mid Cap Stock Index Portfolio
     MetLife Stock Index Portfolio
     MFS(R) Total Return Portfolio
     MFS(R) Value Portfolio
     MSCI EAFE(R) Index Portfolio
     Neuberger Berman Genesis Portfolio
     Russell 2000(R) Index Portfolio
     T. Rowe Price Large Cap Growth Portfolio
     T. Rowe Price Small Cap Growth Portfolio
     Western Asset Management Strategic Bond Opportunities Portfolio

     Western Asset Management U.S. Government Portfolio


  Certain Portfolios have been subject to a change. Please see Appendix C -- "Additional Information Regarding the Portfolios."

DEFERRED ANNUITIES AVAILABLE:

   o    Non-Qualified
   o    Traditional IRA
   o    Roth IRA
   o    SIMPLE IRA
   o    SEP IRA

INCOME ANNUITIES AVAILABLE:
   o    Non-Qualified
   o    Traditional IRA
   o    Roth IRA
   o    SIMPLE IRA
   o    SEP IRA

A WORD ABOUT INVESTMENT RISK:
An investment in any of these variable annuities involves investment risk. You could lose money You invest. Money invested is NOT:
   o    a bank deposit or obligation;
   o    federally insured or guaranteed; or
   o    endorsed by any bank or other financial institution.

HOW TO LEARN MORE:


Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities, Income Annuities and Metropolitan Life Separate Account E which You should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2016. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 71 of this Prospectus. To view or download the SAI, go to our website www.metlife.com. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company
P.O. Box 10342
Des Moines, IA 50306-0342
Phone: 800-638-7732

The Securities and Exchange Commission has a website (http://www.sec.gov), which You may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.



                          PROSPECTUS DATED MAY 1, 2016

                               TABLE OF CONTENTS






                                                       PAGE
                                                    ---------
IMPORTANT TERMS YOU SHOULD KNOW.................... A-PPA-3
TABLE OF EXPENSES.................................. A-PPA-5
ACCUMULATION UNIT VALUES TABLE..................... A-PPA-10
METLIFE............................................ A-PPA-11
METROPOLITAN LIFE SEPARATE ACCOUNT E............... A-PPA-11
VARIABLE ANNUITIES................................. A-PPA-11
A Deferred Annuity................................. A-PPA-12
Non-Natural Persons as Owners or Beneficiaries..... A-PPA-12
An Income Annuity.................................. A-PPA-12
YOUR INVESTMENT CHOICES............................ A-PPA-12
Additional Information About the Portfolios........ A-PPA-17
Certain Payments We Receive with Regard to the
  Portfolios....................................... A-PPA-17
Portfolio Selection................................ A-PPA-18
DEFERRED ANNUITIES................................. A-PPA-18
The Deferred Annuity and Your Retirement Plan...... A-PPA-18
Automated Investment Strategies.................... A-PPA-19
Purchase Payments.................................. A-PPA-20
  Allocation of Purchase Payments.................. A-PPA-20
  Automated Purchase Payments...................... A-PPA-20
  Electronic Applications.......................... A-PPA-20
  Limits on Purchase Payments...................... A-PPA-20
The Value of Your Investment....................... A-PPA-21
Transfers.......................................... A-PPA-21
Restrictions on Transfers.......................... A-PPA-22
Access To Your Money............................... A-PPA-24
  Systematic Withdrawal Program.................... A-PPA-24
  Minimum Distribution............................. A-PPA-25
Annual Contract Fee................................ A-PPA-25
Charges............................................ A-PPA-26
  Insurance-Related or Separate Account Charge..... A-PPA-26
  Investment-Related Charge........................ A-PPA-26
Premium and Other Taxes............................ A-PPA-26
Early Withdrawal Charges........................... A-PPA-27
  When No Early Withdrawal Charge Applies.......... A-PPA-27
  When A Different Early Withdrawal Charge
    May Apply...................................... A-PPA-28
Free Look.......................................... A-PPA-29
Death Benefit...................................... A-PPA-30
Pay-Out Options (or Income Options)................ A-PPA-31
INCOME ANNUITIES................................... A-PPA-31
Income Payment Types............................... A-PPA-32
Minimum Size of Your Income Payment................ A-PPA-33
Allocation......................................... A-PPA-33
The Value of Your Income Payments.................. A-PPA-34
Reallocations...................................... A-PPA-35
Restrictions on Transfers.......................... A-PPA-36


                                                       PAGE
                                                    ---------
Contract Fee....................................... A-PPA-38
Charges............................................ A-PPA-38
  Insurance-Related or Separate Account Charge..... A-PPA-38
  Investment-Related Charge........................ A-PPA-38
Premium and Other Taxes............................ A-PPA-39
Free Look.......................................... A-PPA-39
GENERAL INFORMATION................................ A-PPA-39
Administration..................................... A-PPA-39
  Purchase Payments................................ A-PPA-39
  Confirming Transactions.......................... A-PPA-40
  Processing Transactions.......................... A-PPA-40
  By Telephone or Internet......................... A-PPA-40
  After Your Death................................. A-PPA-41
  Abandoned Property Requirements.................. A-PPA-41
  Misstatement..................................... A-PPA-42
  Cybersecurity.................................... A-PPA-42
  Third Party Requests............................. A-PPA-42
  Valuation -- Suspension of Payments.............. A-PPA-42
Advertising Performance............................ A-PPA-43
Changes to Your Deferred Annuity or Income
  Annuity.......................................... A-PPA-44
Voting Rights...................................... A-PPA-44
Who Sells the Deferred Annuities and Income
  Annuities........................................ A-PPA-45
Financial Statements............................... A-PPA-46
When We Can Cancel Your Deferred Annuity or
  Income Annuity................................... A-PPA-46
INCOME TAXES....................................... A-PPA-47
Introduction....................................... A-PPA-47
Non-Qualified Annuity Contracts.................... A-PPA-47
Accumulation....................................... A-PPA-47
Death Benefits..................................... A-PPA-48
Taxation of Payments in Annuity Form............... A-PPA-49
Qualified Annuity Contracts........................ A-PPA-50
Required Minimum Distributions..................... A-PPA-53
Additional Information regarding IRAs.............. A-PPA-53
LEGAL PROCEEDINGS.................................. A-PPA-55
APPENDIX A: PREMIUM TAX TABLE...................... A-PPA-57
APPENDIX B: ACCUMULATION UNIT VALUES FOR EACH
  INVESTMENT DIVISION.............................. A-PPA-58
APPENDIX C: ADDITIONAL INFORMATION REGARDING
  THE PORTFOLIOS................................... A-PPA-69
APPENDIX D: PORTFOLIO LEGAL AND MARKETING
  NAMES............................................ A-PPA-70
APPENDIX E: TABLE OF CONTENTS FOR THE STATEMENT
  OF ADDITIONAL INFORMATION........................ A-PPA-71



The Deferred Annuities or Income Annuities are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, supplements to the Prospectus or any supplemental sales material we authorize.




                                    A-PPA-2

                        IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE -- When You purchase a Deferred Annuity, an account is set up for You. Your Account Balance is the total amount of money credited to You under your Deferred Annuity including money in the Investment Divisions of the Separate Account and the Fixed Interest Account.

ACCUMULATION UNIT VALUE -- With a Deferred Annuity, money paid-in or transferred into an Investment Division of the Separate Account is credited to You in the form of accumulation units. Accumulation units are established for each Investment Division. We determine the value of these accumulation units as of the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ANNUITY UNIT VALUE -- With an Income Annuity or variable pay-out option, the money paid-in or reallocated into an Investment Division of the Separate Account is held in the form of annuity units. Annuity units are established for each Investment Division. We determine the value of these annuity units as of the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR) -- Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given Investment Division to determine all subsequent payments to You.

CONTRACT -- A Contract is the legal agreement between You and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to You under a group annuity Contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.


CONTRACT YEAR -- Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12-month period.


EARLY WITHDRAWAL CHARGE -- The Early Withdrawal Charge is an amount we deduct from your Account Balance if You withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

EXCHANGE -- In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."


FREE LOOK -- You may cancel your Contract within a certain time period. This is known as a "free look." We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether You purchased your Contract from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund (i) all of your purchase payments (and any interest credited by the Fixed Account, if applicable) or (ii) your Account Balance as of the date your refund request is received at your Administrative Office in Good Order (this means you bear the risk of any decline in the value of your Contract due to the performance of the Investment Divisions during the Free Look period).

GOOD ORDER -- A request or transaction generally is considered in "Good Order" if it complies with our administrative procedures, and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone) along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Investment Divisions affected by the requested transaction; the signatures of all Contract Owners (exactly as indicated on the contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner's consents. With respect to purchase payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If You have any questions, You should contact us or your sales representative before submitting the form or request.



                                    A-PPA-3

INVESTMENT DIVISION -- Investment Divisions are subdivisions of the Separate Account. When You allocate a purchase payment, transfer money or make reallocations of your income payment to an Investment Division, the Investment Division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, Met Investors Fund or American Funds(R).


METLIFE -- MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE -- The MetLife Designated Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-800-638-7732.

SEPARATE ACCOUNT -- A Separate Account is an investment account. All assets contributed to Investment Divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.

VARIABLE ANNUITY -- An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the Investment Divisions in a Variable Annuity.


YOU -- In this Prospectus, depending on the context, "You" may mean either the purchaser of the Deferred Annuity or Income Annuity, , the annuitant under an Income Annuity or the participant or annuitant under certain group arrangements.



                                    A-PPA-4

                               TABLE OF EXPENSES
--------------------------------------------------------------------------------
            PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME ANNUITIES


The following tables describe the fees and expenses You will pay when You buy, hold or withdraw amounts from your Deferred Annuity. The first table describes charges You will pay at the time You purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or make transfers/reallocations between the Investment Divisions of your Deferred Annuity or Income Annuity. The tables do not show premium taxes (ranging from 0.5% to 3.5% which are applicable only in certain jurisdictions -- See Appendix
A) and other taxes which may apply.


CONTRACT OWNER TRANSACTION EXPENSES


SALES LOAD IMPOSED ON PURCHASE PAYMENTS................................................... None
EARLY WITHDRAWAL CHARGE................................................................... Up to 7%
(as a percentage of each purchase payment funding the withdrawal during the pay-in phase)(1)
EXCHANGE FEE FOR DEFERRED ANNUITIES....................................................... None
SURRENDER FEE FOR DEFERRED ANNUITIES...................................................... None
INCOME ANNUITY CONTRACT FEE(2)............................................................ $350
TRANSFER FEE.............................................................................. None

------------

1 An Early Withdrawal Charge of up to 7% may apply if You withdraw purchase payments within seven years of when they were credited to your Deferred Annuity. The charge on purchase payments is calculated according to the following schedule:



 DURING PURCHASE PAYMENT YEAR     PERCENTAGE
------------------------------   -----------
               1                     7%
               2                     6%
               3                     5%
               4                     4%
               5                     3%
               6                     2%
               7                     1%
          Thereafter                 0%


There are times when the Early Withdrawal Charge does not apply to amounts that are withdrawn from a Deferred Annuity. For example, each Contract Year You may take the greater of 10% of your Account Balance or your purchase payments made over seven years ago free of Early Withdrawal Charges.

2 There is a one-time Contract Fee of $350 for Income Annuities. We do not charge this fee if You elect a pay-out option under your Deferred Annuity and You have owned your Deferred Annuity for more than two years. We are currently waiving this charge.


The second table describes the fees and expenses that You will bear periodically during the time You hold the Deferred Annuity, but does not include fees and expenses for the Portfolios.


ANNUAL CONTRACT FEE FOR DEFERRED ANNUITIES(3)............................ None
SEPARATE ACCOUNT CHARGE(4)
(as a percentage of your average Account Balance in the Separate Account)
General Administrative Expenses Charge................................... .50%
Mortality and Expense Risk Charge........................................ .75%
TOTAL SEPARATE ACCOUNT ANNUAL CHARGE(4)
Current and Maximum Guaranteed Charge:................................... 1.25%

3  A $20 Annual Contract Fee is imposed on money in the Fixed Interest Account.
      This fee may be waived under certain circumstances.
4 Pursuant to the terms of the Contract, our total Separate Account charge will not exceed 1.25% of your average balance in the Investment Divisions. For purposes of presentation here, we estimated the allocation between general administrative expenses and the mortality and expense risk charge for Deferred Annuities or the amount of underlying Portfolio shares we have designated in the Investment Divisions to generate your income payments for Income Annuities.


                                    A-PPA-5

We are waiving 0.08% of the Separate Account Charge for the Investment Division investing in the Met/Wellington Large Cap Research Portfolio (formerly WMC Large Cap Research Portfolio). We are waiving an amount equal to the Portfolio expenses that are in excess 0.62% for the Investment Division investing in the Oppenheimer Global Equity Portfolio of the Met Investors Fund.


The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that You may bear periodically while You hold the Contract. Certain Portfolios may impose a redemption fee in the future. All of the Portfolios listed below are Class A except for the BlackRock Capital Appreciation, BlackRock Large Cap Value, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, MFS(R) Total Return, PIMCO Inflation Protected Bond, SSGA Growth ETF, SSGA Growth and Income ETF Portfolios, which are Class E Portfolios, Loomis Sayles Global Markets and Met/Franklin Low Duration Total Return, which are Class B Portfolios, American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation, which are Class C Portfolios, and the Portfolios of the American Funds(R), which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund and the American Funds(R) fees and expenses are contained in their respective prospectuses. Current prospectuses for the Portfolios can be obtained by calling 800 638-7732. Please read the prospectuses carefully before making your allocations to the Investment Divisions.


MINIMUM AND MAXIMUM TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES


                                                                                              MINIMUM     MAXIMUM
                                                                                             ---------   --------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Portfolio assets, including management fees, distribution
 and/or service (12b-1) fees, and other expenses).........................................    0.27%       1.05%

PORTFOLIO FEES AND EXPENSES
(as a percentage of average daily net assets)


The following table is a summary. For more complete information on Portfolio fees and expenses, please refer to the prospectus for each Portfolio.




                                                          DISTRIBUTION
                                                             AND/OR
                                             MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                        FEE      (12B-1) FEES   EXPENSES
------------------------------------------- ------------ -------------- ----------
AMERICAN FUNDS(R) -- CLASS 2
 American Funds Bond Fund..................    0.37%     0.25%          0.01%
 American Funds Global Small
  Capitalization Fund......................    0.69%     0.25%          0.04%
 American Funds Growth Fund................    0.33%     0.25%          0.02%
 American Funds Growth-Income Fund.........    0.27%     0.25%          0.02%
MET INVESTORS FUND
 American Funds(R) Balanced Allocation
  Portfolio -- Class C.....................    0.06%     0.55%            --
 American Funds(R) Growth Allocation
  Portfolio -- Class C.....................    0.06%     0.55%          0.01%
 American Funds(R) Moderate Allocation
  Portfolio -- Class C.....................    0.06%     0.55%          0.01%
 Clarion Global Real Estate Portfolio --
  Class E..................................    0.60%     0.15%          0.04%
 ClearBridge Aggressive Growth Portfolio --
  Class A..................................    0.55%       --           0.02%
 Harris Oakmark International Portfolio --
  Class E..................................    0.77%     0.15%          0.06%
 Invesco Mid Cap Value Portfolio --
  Class A..................................    0.64%       --           0.04%
 Invesco Small Cap Growth Portfolio --
  Class E..................................    0.85%     0.15%          0.02%
 Loomis Sayles Global Markets Portfolio --
  Class B..................................    0.70%     0.25%          0.08%



                                                              TOTAL       FEE WAIVER    NET TOTAL
                                               ACQUIRED       ANNUAL        AND/OR       ANNUAL
                                               FUND FEES    OPERATING      EXPENSE      OPERATING
PORTFOLIO                                    AND EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
------------------------------------------- -------------- ----------- --------------- ----------
AMERICAN FUNDS(R) -- CLASS 2
 American Funds Bond Fund..................   --             0.63%       --            0.63%
 American Funds Global Small
  Capitalization Fund......................   --             0.98%       --            0.98%
 American Funds Growth Fund................   --             0.60%       --            0.60%
 American Funds Growth-Income Fund.........   --             0.54%       --            0.54%
MET INVESTORS FUND
 American Funds(R) Balanced Allocation
  Portfolio -- Class C..................... 0.42%            1.03%       --            1.03%
 American Funds(R) Growth Allocation
  Portfolio -- Class C..................... 0.43%            1.05%       --            1.05%
 American Funds(R) Moderate Allocation
  Portfolio -- Class C..................... 0.40%            1.02%       --            1.02%
 Clarion Global Real Estate Portfolio --
  Class E..................................   --             0.79%       --            0.79%
 ClearBridge Aggressive Growth Portfolio --
  Class A..................................   --             0.57%     0.00%           0.57%
 Harris Oakmark International Portfolio --
  Class E..................................   --             0.98%     0.02%           0.96%
 Invesco Mid Cap Value Portfolio --
  Class A.................................. 0.08%            0.76%     0.02%           0.74%
 Invesco Small Cap Growth Portfolio --
  Class E..................................   --             1.02%     0.02%           1.00%
 Loomis Sayles Global Markets Portfolio --
  Class B..................................   --             1.03%       --            1.03%


                                     A-PPA-6

                                                                DISTRIBUTION
                                                                   AND/OR
                                                   MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                              FEE      (12B-1) FEES   EXPENSES
------------------------------------------------- ------------ -------------- ----------
 Met/Franklin Low Duration Total Return
  Portfolio -- Class B...........................    0.49%     0.25%          0.05%
 Met/Wellington Large Cap Research
  Portfolio -- Class A...........................    0.56%       --           0.03%
 MetLife Asset Allocation 100 Portfolio --
  Class A........................................    0.07%       --           0.01%
 MFS(R) Research International Portfolio --
  Class A........................................    0.69%       --           0.07%
 Morgan Stanley Mid Cap Growth
  Portfolio -- Class A...........................    0.65%       --           0.03%
 Oppenheimer Global Equity Portfolio --
  Class A........................................    0.66%       --           0.05%
 PIMCO Inflation Protected Bond
  Portfolio -- Class E...........................    0.47%     0.15%          0.15%
 PIMCO Total Return Portfolio -- Class A.........    0.48%       --           0.04%
 SSGA Growth and Income ETF Portfolio --
  Class E........................................    0.31%     0.15%            --
 SSGA Growth ETF Portfolio -- Class E............    0.32%     0.15%          0.02%
 T. Rowe Price Mid Cap Growth Portfolio --
  Class A........................................    0.75%       --           0.03%
METROPOLITAN FUND
 Baillie Gifford International Stock
  Portfolio -- Class A...........................    0.79%       --           0.07%
 Barclays Aggregate Bond Index Portfolio --
  Class A........................................    0.25%       --           0.03%
 BlackRock Bond Income Portfolio --
  Class A........................................    0.32%       --           0.04%
 BlackRock Capital Appreciation
  Portfolio -- Class E...........................    0.69%     0.15%          0.02%
 BlackRock Large Cap Value Portfolio --
  Class E........................................    0.63%     0.15%          0.03%
 Frontier Mid Cap Growth Portfolio --
  Class A........................................    0.71%       --           0.03%
 Jennison Growth Portfolio -- Class A............    0.60%       --           0.02%
 Loomis Sayles Small Cap Core Portfolio --
  Class A........................................    0.90%       --           0.06%
 Loomis Sayles Small Cap Growth
  Portfolio -- Class A...........................    0.90%       --           0.05%
 Met/Artisan Mid Cap Value Portfolio --
  Class A........................................    0.81%       --           0.03%
 Met/Wellington Balanced Portfolio --
  Class A........................................    0.46%       --           0.08%
 Met/Wellington Core Equity Opportunities
  Portfolio -- Class A...........................    0.70%       --           0.02%
 MetLife Asset Allocation 20 Portfolio --
  Class A........................................    0.09%       --           0.02%
 MetLife Asset Allocation 40 Portfolio --
  Class A........................................    0.06%       --             --
 MetLife Asset Allocation 60 Portfolio --
  Class A........................................    0.05%       --             --
 MetLife Asset Allocation 80 Portfolio --
  Class A........................................    0.05%       --             --
 MetLife Mid Cap Stock Index Portfolio --
  Class A........................................    0.25%       --           0.04%
 MetLife Stock Index Portfolio -- Class A........    0.25%       --           0.02%
 MFS(R) Total Return Portfolio -- Class E........    0.55%     0.15%          0.05%
 MFS(R) Value Portfolio -- Class A...............    0.70%       --           0.02%
 MSCI EAFE(R) Index Portfolio -- Class A.........    0.30%       --           0.10%



                                                                    TOTAL       FEE WAIVER    NET TOTAL
                                                     ACQUIRED       ANNUAL        AND/OR        ANNUAL
                                                     FUND FEES    OPERATING      EXPENSE      OPERATING
PORTFOLIO                                          AND EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
------------------------------------------------- -------------- ----------- --------------- -----------
 Met/Franklin Low Duration Total Return
  Portfolio -- Class B...........................   --             0.79%     0.02%             0.77%
 Met/Wellington Large Cap Research
  Portfolio -- Class A...........................   --             0.59%     0.04%             0.55%
 MetLife Asset Allocation 100 Portfolio --
  Class A........................................ 0.68%            0.76%       --              0.76%
 MFS(R) Research International Portfolio --
  Class A........................................   --             0.76%     0.06%             0.70%
 Morgan Stanley Mid Cap Growth
  Portfolio -- Class A...........................   --             0.68%     0.01%             0.67%
 Oppenheimer Global Equity Portfolio --
  Class A........................................   --             0.71%     0.08%             0.63%
 PIMCO Inflation Protected Bond
  Portfolio -- Class E...........................   --             0.77%     0.01%             0.76%
 PIMCO Total Return Portfolio -- Class A.........   --             0.52%     0.04%             0.48%
 SSGA Growth and Income ETF Portfolio --
  Class E........................................ 0.22%            0.68%       --              0.68%
 SSGA Growth ETF Portfolio -- Class E............ 0.24%            0.73%       --              0.73%
 T. Rowe Price Mid Cap Growth Portfolio --
  Class A........................................   --             0.78%       --              0.78%
METROPOLITAN FUND
 Baillie Gifford International Stock
  Portfolio -- Class A...........................   --             0.86%     0.12%             0.74%
 Barclays Aggregate Bond Index Portfolio --
  Class A........................................   --             0.28%     0.01%             0.27%
 BlackRock Bond Income Portfolio --
  Class A........................................   --             0.36%     0.00%             0.36%
 BlackRock Capital Appreciation
  Portfolio -- Class E...........................   --             0.86%     0.05%             0.81%
 BlackRock Large Cap Value Portfolio --
  Class E........................................   --             0.81%     0.03%             0.78%
 Frontier Mid Cap Growth Portfolio --
  Class A........................................   --             0.74%     0.02%             0.72%
 Jennison Growth Portfolio -- Class A............   --             0.62%     0.08%             0.54%
 Loomis Sayles Small Cap Core Portfolio --
  Class A........................................ 0.04%            1.00%     0.08%             0.92%
 Loomis Sayles Small Cap Growth
  Portfolio -- Class A...........................   --             0.95%     0.09%             0.86%
 Met/Artisan Mid Cap Value Portfolio --
  Class A........................................   --             0.84%       --              0.84%
 Met/Wellington Balanced Portfolio --
  Class A........................................   --             0.54%     0.00%             0.54%
 Met/Wellington Core Equity Opportunities
  Portfolio -- Class A...........................   --             0.72%     0.12%             0.60%
 MetLife Asset Allocation 20 Portfolio --
  Class A........................................ 0.52%            0.63%     0.01%             0.62%
 MetLife Asset Allocation 40 Portfolio --
  Class A........................................ 0.56%            0.62%       --              0.62%
 MetLife Asset Allocation 60 Portfolio --
  Class A........................................ 0.60%            0.65%       --              0.65%
 MetLife Asset Allocation 80 Portfolio --
  Class A........................................ 0.65%            0.70%       --              0.70%
 MetLife Mid Cap Stock Index Portfolio --
  Class A........................................ 0.01%            0.30%     0.00%             0.30%
 MetLife Stock Index Portfolio -- Class A........   --             0.27%     0.01%             0.26%
 MFS(R) Total Return Portfolio -- Class E........   --             0.75%       --              0.75%
 MFS(R) Value Portfolio -- Class A...............   --             0.72%     0.14%             0.58%
 MSCI EAFE(R) Index Portfolio -- Class A......... 0.01%            0.41%     0.00%             0.41%


                                     A-PPA-7

                                                                  DISTRIBUTION
                                                                     AND/OR
                                                     MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                                FEE      (12B-1) FEES   EXPENSES
--------------------------------------------------- ------------ -------------- ----------
 Neuberger Berman Genesis Portfolio --
  Class A..........................................    0.81%          --        0.03%
 Russell 2000(R) Index Portfolio -- Class A........    0.25%          --        0.06%
 T. Rowe Price Large Cap Growth
  Portfolio -- Class A.............................    0.60%          --        0.02%
 T. Rowe Price Small Cap Growth
  Portfolio -- Class A.............................    0.47%          --        0.03%
 Western Asset Management Strategic Bond
  Opportunities Portfolio -- Class A...............    0.59%          --        0.04%
 Western Asset Management
  U.S. Government Portfolio -- Class A.............    0.47%          --        0.02%



                                                                      TOTAL       FEE WAIVER    NET TOTAL
                                                       ACQUIRED       ANNUAL        AND/OR        ANNUAL
                                                       FUND FEES    OPERATING      EXPENSE      OPERATING
PORTFOLIO                                            AND EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
--------------------------------------------------- -------------- ----------- --------------- -----------
 Neuberger Berman Genesis Portfolio --
  Class A..........................................   --             0.84%     0.01%             0.83%
 Russell 2000(R) Index Portfolio -- Class A........ 0.01%            0.32%     0.00%             0.32%
 T. Rowe Price Large Cap Growth
  Portfolio -- Class A.............................   --             0.62%     0.02%             0.60%
 T. Rowe Price Small Cap Growth
  Portfolio -- Class A.............................   --             0.50%       --              0.50%
 Western Asset Management Strategic Bond
  Opportunities Portfolio -- Class A...............   --             0.63%     0.04%             0.59%
 Western Asset Management
  U.S. Government Portfolio -- Class A.............   --             0.49%     0.01%             0.48%



The information shown in the table above was provided by the Portfolios and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Portfolio's 2016 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Portfolio, but that the expenses of the Portfolio are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Portfolio's board of directors or trustees, are not shown.

Certain Portfolios that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Portfolio invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.



EXAMPLES

The examples are intended to help You compare the cost of investing in the Deferred Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs You bear while You hold the Deferred Annuity (described in the second table) and the Portfolios' fees and expenses (described in the third table).


EXAMPLE 1.

This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

   o there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Annual Contract Fee was charged);

   o   reimbursement and/or waiver of expenses was not in effect;

   o You bear the minimum or maximum fees and expenses of any of the Portfolios;

   o   the underlying Portfolio earns a 5% annual return; and

   o You fully surrender your Deferred Annuity with applicable Early Withdrawal Charges deducted.



                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
                  --------   ---------   ---------   ---------
Maximum........     $930      $1,159      $1,484      $2,601
Minimum........     $852      $  922      $1,085      $1,782


EXAMPLE 2.

This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

                                    A-PPA-8

   o there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Annual Contract Fee was charged);

   o   reimbursement and/or waiver of expenses was not in effect;

   o You bear the minimum or maximum fees and expenses of any of the Portfolios;

   o   the underlying Portfolio earns a 5% annual return; and

   o You annuitize (elect a pay-out option under your Deferred Annuity under which You receive income payments over your lifetime or for a period of at least 5 full years) after owning your Deferred Annuity for more than two years or do not surrender your Deferred Annuity. (No Early Withdrawal Charges are deducted.)


                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
                  --------   ---------   ---------   ---------
Maximum........     $230        $709      $1,214      $2,601
Minimum........     $152        $472      $  815      $1,782

EXAMPLE 3.

This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

   o there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Annual Contract Fee was charged);

   o   reimbursement and/or waiver of expenses was not in effect;

   o You bear the minimum or maximum fees and expenses of any of the Portfolios;

   o   You bear the Income Annuity Contract Fee:

   o   the underlying Portfolio earns a 5% annual return; and

   o You annuitize (elect a pay-out option under your Deferred Annuity under which You receive income payments over your lifetime or for a period of at least 5 full years) during the first year (No Early Withdrawal Charges are deducted.)



                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
                  --------   ---------   ---------   ---------
Maximum........     $580      $1,043      $1,530      $2,870
Minimum........     $502      $  811      $1,142      $2,077



                                    A-PPA-9

                       ACCUMULATION UNIT VALUES FOR EACH
                              INVESTMENT DIVISION
--------------------------------------------------------------------------------
See Appendix B.


                                    A-PPA-10

                                    METLIFE
--------------------------------------------------------------------------------

Metropolitan Life Insurance Company ("MLIC" or the "Company") is a leading provider of life insurance, annuities, employee benefits and asset management with operations throughout the United States. The Company offers a broad range of protection products and services aimed at serving the financial needs of its customers throughout their lives. These products are sold to individuals and corporations, as well as other institutions, and their employees. The Company was incorporated under the laws of New York in 1868. The Company's home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc., together with its subsidiaries and affiliates, is a global provider of life insurance, annuities, employee benefit and asset management, serving approximately 100 million customers. MetLife holds leading market positions in the United States, Japan, Latin America, Asia, Europe and the Middle East.




                      METROPOLITAN LIFE SEPARATE ACCOUNT E
--------------------------------------------------------------------------------

We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Annuity Contracts and some other Variable Annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").


The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities - such as death benefits and income payments - even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments and are not guaranteed by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

The investment manager to certain of the Portfolios offered with the Contracts or with other Variable Annuity contracts issued through the Separate Account may be regulated as Commodity Pool Operators. While it does not concede that the Separate Account is a commodity pool, the Company has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration or regulation as a pool operator under the CEA.



                               VARIABLE ANNUITIES
--------------------------------------------------------------------------------
There are two types of variable annuities described in this Prospectus:
Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or the amount of each income payment varies based on the investment performance of the Investment Divisions You choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money or income payment amount is at risk. The degree of risk will depend on the Investment Divisions You select. The Accumulation Unit Value or Annuity Unit Value for each Investment Division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus. The Prospectus describes the material features of the Deferred Annuities and the Income Annuities.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." The Fixed Interest Account is part of our general account and offers an interest rate that is guaranteed by us (the current minimum rate on the Fixed Interest Account is 3% but may be lower based on your state and issue date and, therefore, may be lower for certain Contracts). Your registered representative can tell you the current and minimum interest rates that apply.


                                    A-PPA-11

Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor our general account has been registered as an investment company under the 1940 Act. Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them. All guarantees as to purchase payments or Account Balance allocated to the Fixed Account, interest credited to the Fixed Account, and fixed annuity payments are subject to our financial strength and claims-paying ability.


The group Deferred Annuities and group Income Annuities described in this Prospectus are offered to employers, associations, trusts or other groups for their employees, members or participants.


A DEFERRED ANNUITY


You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.

All individual retirement plan(s) ("IRA(s)") receive tax deferral under the Internal Revenue Code ("Code"). There are no additional tax benefits from funding an IRA with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity in an IRA such as the availability of a guaranteed income for life or the death benefit.

NON-NATURAL PERSONS AS OWNERS OR BENEFICIARIES. If a non-natural person, such as a trust, is the owner of a non-qualified Deferred Annuity, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the usefulness of the living (if any) and/or death benefits. Naming a non-natural person, such as a trust or estate, as a beneficiary under the Deferred Annuity will generally, eliminate the beneficiary's ability to "stretch" or a spousal beneficiary's ability to continue the Deferred Annuity and the living (if any) and/or death benefits.

A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase. The pay-out phase begins when You either take all of your money out of the account or You elect "income" payments using the money in your account. The number and the amount of the income payments You receive will depend on such things as the type of pay-out option You choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."

We no longer make this Deferred Annuity available, however, current Contract owners may continue to make additional purchase payments, and new participants may enroll under any issued group Contract.


AN INCOME ANNUITY

An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of income payment suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments You receive will depend on such things as the income payment type You choose, your investment choices and the amount of your purchase payment.

The Income Annuities are no longer available.



                            YOUR INVESTMENT CHOICES
--------------------------------------------------------------------------------
The Metropolitan Fund, Met Investors Fund, and American Funds(R) and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. You should read these prospectuses carefully before making purchase payments to the Investment Divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on American Funds(R) Portfolios, which are Class 2, and the following
Portfolios: BlackRock Large Cap Value, BlackRock Capital Appreciation, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, MFS(R) Total Return, PIMCO Inflation Protected Bond, SSGA Growth ETF, SSGA Growth and Income ETF Portfolios,


                                    A-PPA-12
which are Class E, Loomis Sayles Global Markets and Met/Franklin Low Duration Total Return, which are Class B, American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation, which are Class C.


The investment choices are listed in alphabetical order below (based upon the Portfolio's legal names). (See Appendix D -- "Portfolio Legal and Marketing Names.") The Investment Divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account/Fixed Income Option. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. While the Investment Divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these Investment Divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. The degree of investment risk You assume will depend on the Investment Divisions You choose. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance and/or variable income payments based on amounts allocated to the Investment Divisions may go down as well as up.


Each Portfolio has different investment objectives and risks. The Portfolio prospectuses contain more detailed information on each Portfolio's investment strategy, investment managers and its fees. You may obtain a Portfolio prospectus by calling 1 800-638-7732 or through your registered representative. We do not guarantee the investment results of the Portfolios.

The current Portfolios are listed below, along with their investment manager and any sub-investment manager.


               PORTFOLIO                         INVESTMENT OBJECTIVE            INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
-------------------------------------- ---------------------------------------- ------------------------------------------
AMERICAN FUNDS(R)
American Funds Bond Fund               Seeks as high a level of current         Capital Research and Management
                                       income as is consistent with the         Company
                                       preservation of capital.
American Funds Global Small            Seeks long-term growth of capital.       Capital Research and Management
 Capitalization Fund                                                            Company
American Funds Growth Fund             Seeks growth of capital.                 Capital Research and Management
                                                                                Company
American Funds Growth-Income           Seeks long-term growth of capital and    Capital Research and Management
 Fund                                  income.                                  Company
MET INVESTORS FUND
American Funds(R) Balanced             Seeks a balance between a high level     MetLife Advisers, LLC
 Allocation Portfolio                  of current income and growth of
                                       capital, with a greater emphasis on
                                       growth of capital.
American Funds(R) Growth Allocation    Seeks growth of capital.                 MetLife Advisers, LLC
 Portfolio
American Funds(R) Moderate             Seeks a high total return in the form    MetLife Advisers, LLC
 Allocation Portfolio                  of income and growth of capital, with
                                       a greater emphasis on income.
Clarion Global Real Estate Portfolio   Seeks total return through investment    MetLife Advisers, LLC
                                       in real estate securities, emphasizing   Subadviser: CBRE Clarion Securities
                                       both capital appreciation and current    LLC
                                       income.
ClearBridge Aggressive Growth          Seeks capital appreciation.              MetLife Advisers, LLC
 Portfolio                                                                      Subadviser: ClearBridge Investments,
                                                                                LLC
Harris Oakmark International           Seeks long-term capital appreciation.    MetLife Advisers, LLC
 Portfolio                                                                      Subadviser: Harris Associates L.P.

                                    A-PPA-13

                PORTFOLIO                            INVESTMENT OBJECTIVE            INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
----------------------------------------- ----------------------------------------- ------------------------------------------
Invesco Mid Cap Value Portfolio           Seeks high total return by investing in   MetLife Advisers, LLC
                                          equity securities of mid-sized            Subadviser: Invesco Advisers, Inc.
                                          companies.
Invesco Small Cap Growth Portfolio        Seeks long-term growth of capital.        MetLife Advisers, LLC
                                                                                    Subadviser: Invesco Advisers, Inc.
Loomis Sayles Global Markets              Seeks high total investment return        MetLife Advisers, LLC
 Portfolio                                through a combination of capital          Subadviser: Loomis, Sayles &
                                          appreciation and income.                  Company, L.P.
Met/Franklin Low Duration Total           Seeks a high level of current income,     MetLife Advisers, LLC
 Return Portfolio                         while seeking preservation of             Subadviser: Franklin Advisers, Inc.
                                          shareholders' capital.
Met/Wellington Large Cap Research         Seeks long-term capital appreciation.     MetLife Advisers, LLC
 Portfolio                                                                          Subadviser: Wellington Management
                                                                                    Company LLP
MetLife Asset Allocation 100 Portfolio    Seeks growth of capital.                  MetLife Advisers, LLC
MFS(R) Research International Portfolio   Seeks capital appreciation.               MetLife Advisers, LLC
                                                                                    Subadviser: Massachusetts Financial
                                                                                    Services Company
Morgan Stanley Mid Cap Growth             Seeks capital appreciation.               MetLife Advisers, LLC
 Portfolio                                                                          Subadviser: Morgan Stanley
                                                                                    Investment Management Inc.
Oppenheimer Global Equity Portfolio       Seeks capital appreciation.               MetLife Advisers, LLC
                                                                                    Subadviser: OppenheimerFunds, Inc.
PIMCO Inflation Protected Bond            Seeks maximum real return,                MetLife Advisers, LLC
 Portfolio                                consistent with preservation of capital   Subadviser: Pacific Investment
                                          and prudent investment management.        Management Company LLC
PIMCO Total Return Portfolio              Seeks maximum total return,               MetLife Advisers, LLC
                                          consistent with the preservation of       Subadviser: Pacific Investment
                                          capital and prudent investment            Management Company LLC
                                          management.
SSGA Growth and Income ETF                Seeks growth of capital and income.       MetLife Advisers, LLC
 Portfolio                                                                          Subadviser: SSGA Funds
                                                                                    Management, Inc.
SSGA Growth ETF Portfolio                 Seeks growth of capital.                  MetLife Advisers, LLC
                                                                                    Subadviser: SSGA Funds
                                                                                    Management, Inc.
T. Rowe Price Mid Cap Growth              Seeks long-term growth of capital.        MetLife Advisers, LLC
 Portfolio                                                                          Subadviser: T. Rowe Price Associates,
                                                                                    Inc.
METROPOLITAN FUND
Baillie Gifford International Stock       Seeks long-term growth of capital.        MetLife Advisers, LLC
 Portfolio                                                                          Subadviser: Baillie Gifford Overseas
                                                                                    Limited
Barclays Aggregate Bond Index             Seeks to track the performance of the     MetLife Advisers, LLC
 Portfolio                                Barclays U.S. Aggregate Bond Index.       Subadviser: MetLife Investment
                                                                                    Advisors, LLC
BlackRock Bond Income Portfolio           Seeks a competitive total return          MetLife Advisers, LLC
                                          primarily from investing in               Subadviser: BlackRock Advisors, LLC
                                          fixed-income securities.


                                    A-PPA-14

               PORTFOLIO                          INVESTMENT OBJECTIVE            INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
--------------------------------------- ---------------------------------------- ------------------------------------------
BlackRock Capital Appreciation          Seeks long-term growth of capital.       MetLife Advisers, LLC
 Portfolio                                                                       Subadviser: BlackRock Advisors, LLC
BlackRock Large Cap Value Portfolio     Seeks long-term growth of capital.       MetLife Advisers, LLC
                                                                                 Subadviser: BlackRock Advisors, LLC
Frontier Mid Cap Growth Portfolio       Seeks maximum capital appreciation.      MetLife Advisers, LLC
                                                                                 Subadviser: Frontier Capital
                                                                                 Management Company, LLC
Jennison Growth Portfolio               Seeks long-term growth of capital.       MetLife Advisers, LLC
                                                                                 Subadviser: Jennison Associates LLC
Loomis Sayles Small Cap Core            Seeks long-term capital growth from      MetLife Advisers, LLC
 Portfolio                              investments in common stocks or          Subadviser: Loomis, Sayles &
                                        other equity securities.                 Company, L.P.
Loomis Sayles Small Cap Growth          Seeks long-term capital growth.          MetLife Advisers, LLC
 Portfolio                                                                       Subadviser: Loomis, Sayles &
                                                                                 Company, L.P.
Met/Artisan Mid Cap Value Portfolio     Seeks long-term capital growth.          MetLife Advisers, LLC
                                                                                 Subadviser: Artisan Partners Limited
                                                                                 Partnership
Met/Wellington Balanced Portfolio       Seeks long-term capital appreciation     MetLife Advisers, LLC
                                        with some current income.                Subadviser: Wellington Management
                                                                                 Company LLP
Met/Wellington Core Equity              Seeks to provide a growing stream of     MetLife Advisers, LLC
 Opportunities Portfolio                income over time and, secondarily,       Subadviser: Wellington Management
                                        long-term capital appreciation and       Company LLP
                                        current income.
MetLife Asset Allocation 20 Portfolio   Seeks a high level of current income,    MetLife Advisers, LLC
                                        with growth of capital as a secondary
                                        objective.
MetLife Asset Allocation 40 Portfolio   Seeks high total return in the form of   MetLife Advisers, LLC
                                        income and growth of capital, with a
                                        greater emphasis on income.
MetLife Asset Allocation 60 Portfolio   Seeks a balance between a high level     MetLife Advisers, LLC
                                        of current income and growth of
                                        capital, with a greater emphasis on
                                        growth of capital.
MetLife Asset Allocation 80 Portfolio   Seeks growth of capital.                 MetLife Advisers, LLC
MetLife Mid Cap Stock Index             Seeks to track the performance of the    MetLife Advisers, LLC
 Portfolio                              Standard & Poor's MidCap 400(R)          Subadviser: MetLife Investment
                                        Composite Stock Price Index.             Advisors, LLC
MetLife Stock Index Portfolio           Seeks to track the performance of the    MetLife Advisers, LLC
                                        Standard & Poor's 500(R) Composite       Subadviser: MetLife Investment
                                        Stock Price Index.                       Advisors, LLC
MFS(R) Total Return Portfolio           Seeks a favorable total return through   MetLife Advisers, LLC
                                        investment in a diversified portfolio.   Subadviser: Massachusetts Financial
                                                                                 Services Company
MFS(R) Value Portfolio                  Seeks capital appreciation.              MetLife Advisers, LLC
                                                                                 Subadviser: Massachusetts Financial
                                                                                 Services Company


                                    A-PPA-15

              PORTFOLIO                         INVESTMENT OBJECTIVE            INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
------------------------------------ ----------------------------------------- ------------------------------------------
MSCI EAFE(R) Index Portfolio         Seeks to track the performance of the     MetLife Advisers, LLC
                                     MSCI EAFE(R) Index.                       Subadviser: MetLife Investment
                                                                               Advisors, LLC
Neuberger Berman Genesis Portfolio   Seeks high total return, consisting       MetLife Advisers, LLC
                                     principally of capital appreciation.      Subadviser: Neuberger Berman
                                                                               Investment Advisers LLC
Russell 2000(R) Index Portfolio      Seeks to track the performance of the     MetLife Advisers, LLC
                                     Russell 2000(R) Index.                    Subadviser: MetLife Investment
                                                                               Advisors, LLC
T. Rowe Price Large Cap Growth       Seeks long-term growth of capital.        MetLife Advisers, LLC
 Portfolio                                                                     Subadviser: T. Rowe Price Associates,
                                                                               Inc.
T. Rowe Price Small Cap Growth       Seeks long-term capital growth.           MetLife Advisers, LLC
 Portfolio                                                                     Subadviser: T. Rowe Price Associates,
                                                                               Inc.
Western Asset Management Strategic   Seeks to maximize total return            MetLife Advisers, LLC
 Bond Opportunities Portfolio        consistent with preservation of           Subadviser: Western Asset
                                     capital.                                  Management Company
Western Asset Management             Seeks to maximize total return            MetLife Advisers, LLC
 U.S. Government Portfolio           consistent with preservation of capital   Subadviser: Western Asset
                                     and maintenance of liquidity.             Management Company



Certain Portfolios have been subject to a change. Please see Appendix C --"Additional Information Regarding the Portfolios."



INVESTMENT CHOICES WHICH ARE FUND OF FUNDS


The following Portfolios available within the Metropolitan Fund and Met Investors Fund are "fund of funds":

MetLife Asset Allocation 20 Portfolio
MetLife Asset Allocation 40 Portfolio
MetLife Asset Allocation 60 Portfolio
MetLife Asset Allocation 80 Portfolio
MetLife Asset Allocation 100 Portfolio
American Funds(R) Balanced Allocation Portfolio
American Funds(R) Growth Allocation Portfolio
American Funds(R) Moderate Allocation Portfolio
SSGA Growth ETF Portfolio
SSGA Growth and Income ETF Portfolio

"Fund of funds" Portfolios invest substantially all of their assets in other portfolios or, with respect to the SSGA Growth ETF Portfolio and the SSGA Growth and Income ETF Portfolio, other exchange-traded funds ("Underlying ETFs"). Therefore, each of these Portfolios will bear its pro rata share of the fees and expenses incurred by the underlying portfolios or Underlying ETFs in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the fund of funds Portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios or Underlying ETFs in which the fund of funds Portfolio invests. You may be able to realize lower aggregate expenses by investing directly in the underlying portfolios and Underlying ETFs instead of investing in the fund of funds Portfolios, if such underlying portfolios or Underlying ETFs are available under the Contract. However, no Underlying ETFs and only some of the underlying portfolios are available under the Contract.


ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Some of the investment choices may not be available under the terms of your Deferred Annuity or Income Annuity. The Contract or other correspondence we provide You will indicate the Investment Divisions that are available to You. Your investment choices may be limited because:

   o Your employer, association or other group contract holder limits the available Investment Divisions.

                                    A-PPA-16

   o   We have restricted the available Investment Divisions.

   o   Some of the Investment Divisions are not approved in your state.

The Investment Divisions buy and sell shares of corresponding mutual fund Portfolios. These Portfolios, which are part of the Metropolitan Fund, the Met Investors Fund or the American Funds(R), invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to You under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Funds(R) Portfolios are made available by the American Funds(R) only through various insurance company annuities and life insurance policies.


The Metropolitan Fund, the Met Investors Fund and American Funds(R) are each a "series" type fund registered with the SEC as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the fund.


The Portfolios of the Metropolitan Fund and Met Investors Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds(R) pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund, Met Investors Fund, and American Funds(R).

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each fund's prospectus.


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

An investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or its affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment manager MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the investment manager makes a profit with respect to the investment management fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the investment manager. (See the Table of Expenses for information on the investment management fees paid by the Portfolios and the SAIs for the Portfolios for information on the investment management fees paid by the investment managers to the sub-investment managers.)

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio's 12b-1 Plan, if any, is described in more detail in each Portfolio's prospectus. (See the Fee Table and "Who Sells the Deferred Annuities and Income Annuities.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.


                                    A-PPA-17

PORTFOLIO SELECTION

We select the Portfolios offered through the Contracts based on a number of criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment manager are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of Contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from contract owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of contract value to such Portfolios.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE ACCOUNT BALANCE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.



                               DEFERRED ANNUITIES
--------------------------------------------------------------------------------
This Prospectus describes the following Deferred Annuities under which You can accumulate money:


   o   Non-Qualified

   o   Traditional IRAs (Individual Retirement Annuities)

   o   Roth IRAs (Roth Individual Retirement Annuities)

   o SIMPLE IRAs (Savings Incentive Match Plan for Employees Individual Retirement Annuities)

   o   SEPs (Simplified Employee Pensions)

These Deferred Annuities may be issued either to You as an individual or to a group (in which case You are then a participant under the group's Deferred Annuity). Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder.


THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN

If You participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, the death benefit and pay-out options. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult your Deferred Annuity Contract and plan document to see how You may be affected.


AUTOMATED INVESTMENT STRATEGIES


There are five automated investment strategies available to You. We created these investment strategies to help You manage your money. You decide if one is appropriate for You based upon your risk tolerance and savings goals. These investment strategies are available to You without any additional charges. As with any investment program, no strategy can guarantee a gain -- You can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.



                                    A-PPA-18

THE EQUITY GENERATOR(R): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index Division or the Frontier Mid Cap Growth Division, based on your selection. If your Fixed Interest Account Balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and You never request allocation changes or transfers, You will not pay more in Early Withdrawal Charges than your Contract earns. Early Withdrawal Charges may be taken from any of your earnings.


THE EQUALIZERSM: You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the Frontier Mid Cap Growth Division. Each quarter, amounts are transferred between the Fixed Interest Account and your chosen Investment Division to make the value of each equal. For example, if You choose the MetLife Stock Index Division and over the quarter it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.


THE REBALANCER(R): You select a specific asset allocation for your entire Account Balance from among the Investment Divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.

THE INDEX SELECTOR(R): You may select one of five asset allocation models (the Conservative Model, the Conservative to Moderate Model, the Moderate Model, the Moderate to Aggressive Model and the Aggressive Model) which are designed to correlate to various risk tolerance levels. Based on the model You choose, your entire Account Balance is allocated among the Barclays Aggregate Bond Index, MetLife Stock Index, MSCI EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account. Each quarter, the percentage in each of these Investment Divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the Investment Divisions and the Fixed Interest Account.

In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.

We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when You elected the Index Selector. You should consider whether it is appropriate for You to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations.

The asset allocation models used in the Index Selector strategy may change from time to time. If You are interested in an updated model, please contact your sales representative.


You may choose another Index Selector(R) strategy or terminate your Index Selector(R) strategy at any time. If You choose another Index Selector(R) strategy, You must select from the asset allocation models available at that time. After termination, if You then wish to select the Index Selector(R) strategy again, You must select from the asset allocation models available at that time.

THE ALLOCATORSM: Each month, a dollar amount You choose is transferred from the Fixed Interest Account to any of the Investment Divisions You choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account Balance is exhausted, this strategy is automatically discontinued.

The Equity Generator(R) and the Allocator(SM) are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, You should consider whether You wish to continue the strategy through periods of fluctuating prices.


We will terminate all transactions under any automated investment strategy upon notification of your death.


PURCHASE PAYMENTS

There is no minimum purchase payment.

You may continue to make purchase payments while You receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction,


                                    A-PPA-19
debit authorization, salary reduction or salary deduction. You may make purchase payments to your Deferred Annuity whenever You choose, up to the date You begin receiving payments from a pay-out option.


ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the Investment Divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

If You choose to make an allocation to the asset allocation Investment Divisions with your initial purchase payment, 100% of your allocation to the investment choices must be to only one of the asset allocation Investment Divisions. After the initial purchase payment has been made, You may allocate subsequent purchase payments or make transfers from any asset allocation Investment Division to any investment choice or to one or more of the asset allocation Investment Divisions.


AUTOMATED PURCHASE PAYMENTS

If You purchase a Traditional IRA, a Roth IRA or a Non-Qualified Deferred Annuity, You may elect to have purchase payments made automatically. With "automatic payroll deduction" your employer deducts an amount from your salary and makes the purchase payment for You. With purchase payments through debit authorization your bank deducts money from your bank account and makes the purchase payment for You.


ELECTRONIC APPLICATIONS

When circumstances permit, we may be able to electronically submit your complete initial application to your MetLife Designated Office. If You elect to use this process, our local office or your sales representative will actually transmit the record of your purchase payment and application. Your actual purchase payment, application and other related documents will then be forwarded to your MetLife Designated Office. We may, for certain Deferred Annuities, treat the electronic purchase payment as though we had received payment at your MetLife Designated Office in order to credit and value the purchase payment.

We may do this if:

   o The electronic purchase payment is received at your MetLife Designated Office and accompanied by a properly completed electronic application record; and

   o Your money, application and other documentation are received in Good Order at your MetLife Designated Office within five business days following the transmission of the electronic record. Generally, the electronic record is received at your MetLife Designated Office the business day following its transmission by the sales representative or local office.

If, however, your purchase payment and paper copy of the application are received at your MetLife Designated Office before the electronic record, then your purchase payment will be credited and valued as of the date it is received.


LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

   o   Federal tax laws;

   o Our right to limit the total of your purchase payments to $1,000,000. We may change the maximum by telling You in writing at least 90 days in advance;

   o Regulatory requirements. For example, if You reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after You have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to You after You turn age 60; or after You turn age 63, if the Deferred Annuity was issued before You were age 61;

   o Retirement, for certain Deferred Annuities. You may no longer make purchase payments if You retire;

   o   Leaving your job (for the SEP and SIMPLE Deferred Annuity).

                                    A-PPA-20

THE VALUE OF YOUR INVESTMENT


Accumulation Units are credited to You when You make purchase payments or transfers into an Investment Division. When You withdraw or transfer money from an Investment Division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each Investment
Division:

   o First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

   o Next, we subtract the daily equivalent of our insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

   o Finally, we multiply the previous Accumulation Unit Value by this result.


EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume You make a purchase payment of $500 into one Investment Division and that Investment Division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.


  $500
------
          =   50 accumulation units
   $10

CALCULATING THE ACCUMULATION UNIT VALUE

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x$10.50 =$525).

           $10.00 x1.05 =$10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x$9.50 =$475).

           $10.00 x.95 =$9.50 is the new Accumulation Unit Value


TRANSFERS

You may make tax-free transfers between Investment Divisions or between the Investment Divisions and the Fixed Interest Account. For us to process a transfer, You must tell us:

   o   The percentage or dollar amount of the transfer;

   o The Investment Divisions (or Fixed Interest Account) from which You want the money to be transferred;

   o The Investment Divisions (or Fixed Interest Account) to which You want the money to be transferred; and

   o Whether You intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

Your transfer request must be in Good Order and completed prior to the close of the Exchange on a business day if You want the transaction to take place on that day. All other transfer requests in Good Order will be processed on our next business day.

For additional transfer restrictions (see "General
Information--Valuation--Suspension of Payments").

WE MAY REQUIRE YOU TO:

   o   Use our forms;

   o Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy); or


                                    A-PPA-21

   o Transfer a minimum amount if the transfer is in connection with the Allocator.


RESTRICTIONS ON TRANSFERS

RESTRICTIONS ON FREQUENT TRANSFERS/REALLOCATIONS. Frequent requests from contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Frequent transfers/reallocations involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).


We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios. In addition, as described below, we intend to treat



                                    A-PPA-22
all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We monitor transfer/reallocation activity in the following Monitored Portfolios:

     American Funds Global Small Capitalization Fund
     Baillie Gifford International Stock Portfolio
     Clarion Global Real Estate Portfolio
     Harris Oakmark International Portfolio
     Invesco Small Cap Growth Portfolio
     Loomis Sayles Global Markets Portfolio
     Loomis Sayles Small Cap Core Portfolio
     Loomis Sayles Small Cap Growth Portfolio
     MFS(R) Research International Portfolio
     MSCI EAFE(R) Index Portfolio
     Neuberger Berman Genesis Portfolio
     Oppenheimer Global Equity Portfolio
     Russell 2000(R) Index Portfolio
     T. Rowe Price Small Cap Growth Portfolio
     Western Asset Management Strategic Bond Opportunities Portfolio

We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER PORTFOLIOS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER/REALLOCATION ACTIVITY IN THOSE PORTFOLIOS. We may change the Monitored Portfolios at any time without notice in our sole discretion.


As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer/reallocation policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer/reallocation policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.


Our policies and procedures may result in transfer/reallocation restrictions being applied to deter frequent transfers/reallocations. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, we require future requests to or from any Monitored Portfolios under that Contract to be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of this restriction. Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this Prospectus are not treated as transfers when we monitor the frequency of transfers.


The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners or participants/annuitants and other persons


                                    A-PPA-23
with interests in the Contracts. We do not accommodate frequent transfers/reallocations in any Portfolio and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in frequent transfers/reallocations; we apply our policies and procedures without exception, waiver or special arrangement.


The Portfolios may have adopted their own policies and procedures with respect to frequent transfers/reallocations in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer/reallocation policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent transfer/reallocation policies established by the Portfolio.

In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer/reallocation policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from contract owners engaged in frequent transfer/reallocation trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers/reallocations (even if an entire omnibus order is rejected due to the frequent transfers/reallocations of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.


Restrictions on Large Transfers/Reallocations. Large transfers/reallocations may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a large cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer/reallocation activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer/reallocation requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer/reallocation requests from that third party must be submitted in writing with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.



ACCESS TO YOUR MONEY

You may withdraw either all or part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

   o   The percentage or dollar amount of the withdrawal; and

   o The Investment Divisions (or Fixed Interest Account) from which You want the money to be withdrawn.

Your withdrawal may be subject to income taxes, tax penalties and Early Withdrawal Charges.

                                    A-PPA-24

Generally, if You request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require You to use our original forms.

We may withhold payment of withdrawal if any portion of those proceeds would be derived from your check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.


You may submit a written withdrawal request, which must be received at the MetLife Designated Office on or before the date the pay-out phase begins, that indicates that the withdrawal should be processed as of the date the pay-out phase begins, in which case the request will be deemed to have been received on, and the withdrawal amount will be priced according to, the accumulation unit value calculated as of the date the pay-out phase begins.



SYSTEMATIC WITHDRAWAL PROGRAM

If we agree and if approved in your state, You may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year, according to the time frame You select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and Early Withdrawal Charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments You would receive from a Deferred Annuity pay-out option or under an Income Annuity.

If You elect to withdraw a dollar amount, we will pay You the same dollar amount each Contract Year. If You elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount You will receive based on your new Account Balance.

If You do not provide us with your desired allocation, or there are insufficient amounts in the Investment Divisions or the Fixed Interest Account that You selected, the payments will be taken out pro-rata from the Fixed Interest Account and any Investment Divisions in which You have an Account Balance.

CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If You choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When You first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if You select to receive payments on a monthly basis with the percentage of your Account Balance You request equaling $12,000, and there are six months left in the Contract Year, we will pay You $2,000 a month.

CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay You over the Contract Year either the amount that You chose or an amount equal to the percentage of your Account Balance You chose. For example, if You select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay You $1,000 a month.

If You do not provide us with your desired allocation, or there are insufficient amounts in the Investment Divisions or the Fixed Interest Account that You selected, the payments will be taken out pro-rata from the Fixed Interest Account and any Investment Divisions in which You then have money.

SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in Good Order at least 10 days prior to the selected payment date. (If You would like to receive your Systematic Withdrawal Program payment on or about the first of the month, You should request payment by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month on the date You selected. If You do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made at any time. If You make any of these changes, we will treat your request as though You were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in Good Order at least 30 days in advance.


                                    A-PPA-25

Although we need your written authorization to begin this program, You may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office. We will also terminate your participation in the program upon notification of your death.

Systematic Withdrawal Program payments may be subject to an Early Withdrawal Charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When You first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the Early Withdrawal Charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.


MINIMUM DISTRIBUTION


In order for You to comply with certain tax law provisions, You may be required to take money out of your Deferred Annuity. Rather than receiving your required minimum distribution in one annual lump-sum payment, You may request that we pay it to You in installments throughout the calendar year. However, we may require that You maintain a certain Account Balance at the time You request these payments. We will terminate your participation in the program upon notification of your death.



ANNUAL CONTRACT FEE


There is no Separate Account Annual Contract Fee.

   o For the Non-Qualified, Traditional IRA, Roth IRA and SEP Deferred Annuities, You pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year if your Account Balance is less than $20,000 and You are not enrolled in the check-o-matic or automatic payroll deduction programs.

   o For the SIMPLE IRA Deferred Annuity, You pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year if your Account Balance is less than $20,000 and You do not make a purchase payment during the Contract Year.


CHARGES


There are two types of charges You pay while You have money in an Investment
Division:

   o   Insurance-related charge (or Separate Account charge), and

   o   Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the Early Withdrawal Charge may not fully cover all of the sales and deduction expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain Contract charges.

The Separate Account charge You pay will not reduce the number of accumulation units credited to You. Instead, we deduct the charge as part of the calculation of the Accumulation Unit Value.


INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amount You have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity. MetLife guarantees that the Separate Account insurance-related charge will not increase while You have this Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

                                    A-PPA-26

The mortality portion of the insurance-related charge pays us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should You die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).


INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Four classes of shares available to the Deferred Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage You pay for the investment-related charge depends on which Investment Divisions You select. Investment-related charges for each Portfolio for the previous year are listed in the Table of Expenses.


PREMIUM AND OTHER TAXES


Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when You exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when You exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, depend on the Deferred Annuity You purchase and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

We reserve the right to deduct from the Deferred Annuity for any income taxes which we incur because of the Deferred Annuity. In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the Deferred Annuity that offset Separate Account income. If this should change, it is possible we could incur income tax with respect to the Deferred Annuity, and in that event we may deduct such tax from the Deferred Annuity. At the present time, however, we are not incurring any such income tax or making any such deductions.


EARLY WITHDRAWAL CHARGES


An Early Withdrawal Charge of up to 7% may apply if You withdraw purchase payments within seven years of when they were credited to your Deferred Annuity. The Early Withdrawal Charge does not apply in certain situations or upon the occurrence of certain events or circumstances. To determine the Early Withdrawal Charge for Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or Investment Division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an Early Withdrawal Charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the Early Withdrawal Charge, we will then withdraw it from the Fixed Interest Account and the Investment Divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings. However, if the Early Withdrawal Charge is greater than the available purchase payments, then we will take the Early Withdrawal Charges, in whole or in part, from your earnings.


For partial withdrawals, the Early Withdrawal Charge is determined by dividing the amount that is subject to the Early Withdrawal Charge by 100% minus the applicable percentage shown in the following chart. Then we will make the


                                    A-PPA-27
payment directed and withdraw the Early Withdrawal Charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the Early Withdrawal Charge.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an Early Withdrawal Charge and pay You the rest.

The Early Withdrawal Charge on purchase payments withdrawn is as follows:


 DURING PURCHASE PAYMENT YEAR     PERCENTAGE
------------------------------   -----------
               1                     7%
               2                     6%
               3                     5%
               4                     4%
               5                     3%
               6                     2%
               7                     1%
           8 & Later                 0%

The Early Withdrawal Charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of Early Withdrawal Charges we collect. However, we believe that our sales costs may exceed the Early Withdrawal Charges we collect. If so, we will pay the difference out of our general profits.


WHEN NO EARLY WITHDRAWAL CHARGE APPLIES

In some cases, we will not charge You the Early Withdrawal Charge when You make a withdrawal. We may, however, ask You to prove that You meet one of the conditions listed below.


GENERAL. We may elect to reduce or eliminate the amount of the early withdrawal Charge when the Contract is sold under circumstances which reduce our sales expenses. Some examples are: if there is a large group of individuals that will be purchasing the Contract, or if a prospective purchaser already had a relationship with us.


You do not pay an Early Withdrawal Charge:

   o On transfers You make within your Deferred Annuity among Investment Divisions and transfers to or from the Fixed Interest Account.

   o   On withdrawals of purchase payments You made over seven years ago.

   o If You choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

   o If You die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

   o If your Contract permits and your spouse is substituted as the purchaser of the Deferred Annuity and continues the Contract, that portion of the Account Balance that equals the "step up" portion of the death benefit.

   o If You withdraw up to 10% of your Account Balance each Contract Year. This 10% total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time You make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds 10% will You have to pay Early Withdrawal Charges.

   o If the withdrawal is required for You to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity. This exception does not apply if You have a Non-Qualified or Roth IRA Deferred Annuity or if the withdrawal is to satisfy Section 72(t) requirements under the Code.

   o Because You accept an amendment converting your Traditional IRA Deferred Annuity to a Roth IRA Deferred Annuity.


                                    A-PPA-28

   o Subject to availability in your state, if the Early Withdrawal Charge that would apply if not for this provision (1) would constitute less than 0.50% of your Account Balance and (2) You transfer your total Account Balance to certain eligible contracts issued by MetLife or one of its affiliated companies and we agree.

   o Except in the state of Massachusetts, on your first withdrawal to which an Early Withdrawal Charge would otherwise apply, and either You or your spouse:

       o Has been a resident of certain nursing home facilities for a minimum of 90 consecutive days; or

       o Is diagnosed with a terminal illness and not expected to live more than a year.

   o If You have transferred money which is not subject to a withdrawal charge (because You have satisfied contractual provisions for a withdrawal without the imposition of a contract withdrawal charge) from certain eligible MetLife contracts into the Deferred Annuity and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual Early Withdrawal Charge schedule.


WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY

If You transferred money from certain eligible MetLife contracts into a Deferred Annuity, You may have different Early Withdrawal Charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual Early Withdrawal Charge schedule.

   o   Amounts transferred before January 1, 1996:

       We credit your transfer amounts with the time You held them under your original Contract. Or, if it will produce a lower charge, we use the following schedule to determine Early Withdrawal Charges (determined as previously described) for transferred amounts from your original
       Contract:


 DURING PURCHASE PAYMENT YEAR     PERCENTAGE
------------------------------   -----------
               1                     5%
               2                     4%
               3                     3%
               4                     2%
               5                     1%
         6 and Beyond                0%

   o   Amounts transferred on or after January 1, 1996:

       o For certain Contracts which we issued at least two years before the date of transfer (except as noted below), we apply the withdrawal charge under your original Contract but not any of the original Contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine Early Withdrawal Charges for transferred amounts from your original
           Contract:


 AFTER THE TRANSFER     PERCENTAGE
--------------------   -----------
          1                5%
          2                4%
          3                3%
          4                2%
          5                1%
    6 and Beyond           0%

       o If we issued the other Contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other Contract as if they were made under the Deferred Annuity as of the date we received them under that Contract.

   o Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time You held them under your original Contract.


                                    A-PPA-29

DIVORCE. A withdrawal made pursuant to a divorce or separation agreement is subject to the same Withdrawal Charge provisions described in this section, if permissible under tax law. In addition, the withdrawal will reduce the Account Balance and the death benefit. The withdrawal could have a significant negative impact on the death benefit.


FREE LOOK


You may cancel your Deferred Annuity within a certain time period. This is known as a "free look." We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether You purchased your Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund (i) all of your purchase payments or (ii) your Account Balance as of the date your refund request is received at your MetLife Designated Office in Good Order (this means you bear the risk of any decline in the value of your Contract due to the performance of the Investment Divisions during the Free Look period).


Presently, MetLife offers another deferred annuity which has different features and different charges and expenses than the Deferred Annuity. Currently, MetLife is offering holders of the Deferred Annuity the ability to exchange the Deferred Annuity for this other deferred annuity, if certain criteria are met and if we believe the exchange is appropriate. The exchange offer is not approved in all states. Those Contract holders who are interested in receiving more information about the exchange offer should contact their representative.


DEATH BENEFIT


One of the insurance guarantees we provide You under your Deferred Annuity is that your beneficiaries will be protected during the "pay-in" phase against market downturns. You name your beneficiary(ies). If You die during the pay-in phase, the death benefit the beneficiary receives will be the greatest of:


   o   Your Account Balance;

   o Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or

   o The total of all of your purchase payments less any partial withdrawals (including any applicable Early Withdrawal Charge).

The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method.

If we are notified of your death before any requested transaction is completed (including transactions under automated investment strategies, the minimum distribution program and the Systematic Withdrawal Program), we will cancel the request. As described above, the death benefit will be determined when we receive proof of death and an election for the payment method.

Until the beneficiary (or the first beneficiary if there are multiple beneficiaries) submits the necessary documentation in Good Order, the Account Balance attributable to his/her portion of the death benefit remains in the Investment Divisions and is subject to investment risk.

Where there are multiple beneficiaries, the death benefit will only be determined as of the time the first beneficiary submits the necessary documentation in Good Order. If the death benefit payable is an amount that exceeds the Account Balance on the day it is determined, we will apply to the Contract an amount equal to the difference between the death benefit payable and the Account Balance in accordance with the current allocation of the Account Balance. The remaining death benefit amounts are held in the Investment Divisions until each of the other beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. Any death benefit amounts held in the Investment Divisions on behalf of the remaining beneficiaries are subject to investment risk. There is no additional death benefit guarantee.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take the payment in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available.


                                    A-PPA-30

If permitted in the Contract, if the beneficiary is your spouse, he/she may be substituted as the purchaser of the Deferred Annuity and continue the Contract under the terms and conditions of the Contract that applied prior to the owner's death, with certain exceptions described in the Contract. In that case, the Account Balance will be reset to equal the death benefit on the date the spouse continues the Deferred Annuity. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an Investment Division and the Fixed Interest Account as each bears to the total Account Balance). If the spouse continues the Deferred Annuity, the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may include highest Account Balance as of December 31 following the end of the fifth Contract Year and every other five-year period, are reset on the date the spouse continues the Deferred Annuity. Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the Contract. Any applicable Early Withdrawal Charges will be assessed against future withdrawals.


Your beneficiary may also continue the Traditional IRA Deferred Annuity in your name. In that case the Account Balance is reset to equal the death benefit on the date the beneficiary submits the necessary documentation in Good Order. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an Investment Division and the Fixed Interest Account as each bears to the total Account Balance). There is no second death benefit payable upon the death of the beneficiary. Your beneficiary may not make additional purchase payments; he or she is permitted to make transfers. Your beneficiary will not bear any Early Withdrawal Charges.


There is no death benefit after the pay-out phase begins, however, depending on the pay-out option you select, any remaining guarantee will be paid to your beneficiary.



TOTAL CONTROL ACCOUNT

The beneficiary may elect to have the Contract's death proceeds paid through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Contract surrender proceeds paid into a Total Control Account established for You.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.


PAY-OUT OPTIONS (OR INCOME OPTIONS)

You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity. When You select your pay-out option, You will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If You decide You want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes and applicable Contract fees), then we apply the net amount to the option. (See "Income Taxes" for a discussion of partial annuitization.) You are not required to hold your Deferred Annuity for any minimum time period before You may annuitize. However, if You annuitize within two years of purchasing the Deferred Annuity, a $350 Contract fee applies. The variable pay-out option may not be available in all states.

When considering a pay-out option, You should think about whether You want:

   o Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

   o   A fixed dollar payment or a variable payment; and

   o   A refund feature.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex (where permitted) of the measuring lives (annuitants) will also be considered. For example, if You select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if You select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity


                                    A-PPA-31
will determine when your income payments start and the frequency with which You will receive your income payments. If You do not tell us otherwise, your Fixed Interest Account Balance will be used to provide a Fixed Income Option and your Separate Account Balance will be used to provide a variable pay-out income option.


You can change or extend the date income payments begin at any time before the date specified in the Contract with 30 days prior notice to us (subject to restrictions that may apply in your state, restrictions imposed by your selling firm and our current established administrative procedures).

PLEASE BE AWARE THAT ONCE YOUR CONTRACT IS ANNUITIZED, YOU ARE INELIGIBLE TO RECEIVE THE DEATH BENEFIT.

Because the features of variable pay-out options in the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information about the available income types and the value of your income payments, reallocations and charges of your Contract in the pay-out phase.



                                INCOME ANNUITIES
--------------------------------------------------------------------------------
Income Annuities provide You with a regular stream of payments for either your lifetime or a specific period. You may choose the frequency of your income payments. For example, You may receive your payments on a monthly, quarterly, semi-annual or annual basis. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that You begin receiving payments immediately or You can apply the Account Balance of your Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "pay-out" phase, You may defer receiving payments from us for one year after You have purchased an immediate annuity. You bear any investment risk during any deferral period. We no longer offer the Income Annuities.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. If You annuitize your Deferred Annuity and should our current annuity rates for a fixed pay-out option for this type of Deferred Annuity provide for greater payments than those guaranteed in your Contract, the greater payment will be made.

Using proceeds from the following types of arrangements, You may purchase Income Annuities to receive immediate payments:

o       Non-Qualified
o       Traditional IRA

o       Roth IRA
o       SEP IRA

o       SIMPLE IRA


If You have accumulated amounts in any of your employer's, association's or group's investment vehicles (for example, Traditional IRAs, Roth IRAs, 401(k)s, Keoghs, 401(a)s, 403(b)s or 457s or SIMPLE IRAs after two years), your lump sum rollover or transfer from that investment vehicle may be used to purchase an appropriate Income Annuity as long as applicable Federal income tax requirements are met.


If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how You may be affected.


INCOME PAYMENT TYPES

Currently, we provide You with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity when You decide to take a pay-out option or at application. The decision is irrevocable.

There are three people who are involved in payments under your Income Annuity:

   o Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

   o Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

   o Beneficiary: the person who receives continuing payments/or a lump sum payment if the owner dies.

                                    A-PPA-32

Many times, the Owner and the Annuitant are the same person.

When deciding how to receive income, consider:

   o   The amount of income You need;

   o   The amount You expect to receive from other sources;

   o   The growth potential of other investments; and

   o   How long You would like your income to last.

Your income payment amount will depend in large part on the type of income payment You choose. For example, if You select a "Lifetime Income Annuity for Two," your payments will typically be lower than if You select a "Lifetime Income Annuity." Income payment types that guarantee that payments will be made for a certain number of years regardless of whether the annuitant or joint annuitant is alive (such as Lifetime Income Annuity with a Guarantee Period and Lifetime Income Annuity for Two with a Guarantee Period, as defined below) result in income payments that are smaller than with income payment types without such a guarantee (such as Lifetime Income Annuity and Lifetime Income Annuity for Two, as defined below). In addition, to the extent the income payment type has a guarantee period, choosing a shorter guarantee period will result in each income payment being larger. Where required by state law or under a qualified retirement plan, the annuitant's sex will not be taken into account in calculating income payments. Annuity rates will not be less than those guaranteed in the Contract at the time of purchase for the AIR and income payment type elected. Due to underwriting, administrative or Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited. We reserve the right to commute or to otherwise pay the value of any remaining income payments over a period which would comply with Federal income tax law. Tax rules with respect to decedent Contracts may prohibit election of Lifetime Income for Two income types and/or may also prohibit payments for as long as the owner's life in certain circumstances. The terms of your Contract will determine when your income payments start and the frequency with which You will receive your income payments. When You select an income type, it will apply to both fixed income payments and variable income payments.

We reserve the right to limit or stop issuing any of the income types currently available based upon legal requirements or other considerations.

The following income payment types are available:

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.


                                    A-PPA-33

LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a Contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.


MINIMUM SIZE OF YOUR INCOME PAYMENT


Your initial income payment must be at least $50. If You live in Massachusetts, the initial income payment must be at least $20. This means the amount used from a Deferred Annuity to provide a pay-out option must be large enough to provide this minimum initial income payment.


ALLOCATION


You decide what portion of your income payment is allocated among the Fixed Income Option and the variable Investment Divisions.


THE VALUE OF YOUR INCOME PAYMENTS


AMOUNT OF INCOME PAYMENTS

Variable income payments from an Investment Division will depend upon the number of annuity units held in that Investment Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

The initial variable income payment is computed based on the amount of the purchase payment applied to the specific Investment Division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Investment Division to determine the number of annuity units held in that Investment Division. The number of annuity units held remains fixed for the duration of the Contract if no reallocations are made.

The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR.


Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then-current Fixed Income Option purchase rates for that Contract class. The purpose of this provision is to assure the annuitant that, at retirement, if the Fixed Income Option purchase rates for new Contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the owner will be given the benefit of the higher rates.



ANNUITY UNITS

Annuity units are credited to You when You make a purchase payment or make a reallocation into an Investment Division. Before we determine the number of annuity units to credit to You, we reduce a purchase payment (but not a reallocation) by any premium taxes and the Contract fee, if applicable. We then compute an initial income payment amount using the AIR, your income payment type and the age and sex (where permitted) of the measuring lives. We then divide the initial income payment (allocated to an Investment Division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that Investment Division. The initial variable income payment is a hypothetical payment which is calculated based upon the AIR. The initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity. When You reallocate an income payment from an Investment Division, annuity units supporting that portion of your income payment in that Investment Division are liquidated.


                                    A-PPA-34

AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the Investment Divisions You select. We currently offer a 3% and 4% AIR. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if You had elected a higher AIR as changes occur in the investment experience of the Investment Divisions.

The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.

The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.


VALUATION

This is how we calculate the Annuity Unit Value for each Investment Division:

   o First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

   o Next, we subtract the daily equivalent of your insurance-related charge or Separate Account charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

   o Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

   o   Finally, we multiply the previous Annuity Unit Value by this result.


REALLOCATIONS

You may make reallocations among the Investment Divisions or from the Investment Divisions to the Fixed Income Option. Once You reallocate your income payment into the Fixed Income Option You may not later reallocate amounts from the Fixed Income Option to the Investment Divisions. If You reside in certain states You may be limited to four options (including the Fixed Interest Option).

Currently, there is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying Portfolio shares we have designated in the Investment Divisions or other funds to generate your income payments.

Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in Good Order prior to the close of the Exchange on that business day. All other reallocation requests in Good Order will be processed on the next business day.

For us to process a reallocation, You must tell us:

   o   The percentage of the income payment to be reallocated;

   o The Investment Divisions from which You want the income payment to be reallocated; and

   o The Investment Divisions or Fixed Income Option (and the percentages allocated to each) to which You want the income payment to be reallocated.


                                    A-PPA-35

When You request a reallocation from an Investment Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

   o First, we update the income payment amount to be reallocated from the Investment Division based upon the applicable Annuity Unit Value at the time of the reallocation;

   o Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

   o Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation; and

   o Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When You request a reallocation from one Investment Division to another, annuity units in one Investment Division are liquidated and annuity units in the other Investment Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Investment Division to which You have reallocated.

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations You may make, but never to fewer than one a month. If we do so, we will give You advance written notice. We may limit a beneficiary's ability to make a reallocation.

Here are examples of the effect of a reallocation on the income payment:

   o Suppose You choose to reallocate 40% of your income payment supported by Investment Division A to the Fixed Income Option and the recalculated income payment supported by Investment Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x($125 - $100) or $50, and your income payment supported by Investment Division A will be decreased by $40. (The number of annuity units in Investment Division A will be decreased as well.)

   o Suppose You choose to reallocate 40% of your income payment supported by Investment Division A to Investment Division B and the recalculated income payment supported by Investment Division A is $100. Then, your income payment supported by Investment Division B will be increased by $40 and your income payment supported by Investment Division A will be decreased by $40. (Changes will also be made to the number of annuity units in both Investment Divisions as well.)


RESTRICTIONS ON TRANSFERS

RESTRICTIONS ON FREQUENT TRANSFERS/REALLOCATIONS. Frequent requests from contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Frequent transfers/reallocations involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).


We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios. In addition, as described below, we intend to treat



                                    A-PPA-36
all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We monitor transfer/reallocation activity in the following Monitored Portfolios:

     American Funds Global Small Capitalization Fund
     Baillie Gifford International Stock Portfolio
     Clarion Global Real Estate Portfolio
     Harris Oakmark International Portfolio
     Invesco Small Cap Growth Portfolio
     Loomis Sayles Global Markets Portfolio
     Loomis Sayles Small Cap Core Portfolio
     Loomis Sayles Small Cap Growth Portfolio
     MFS(R) Research International Portfolio
     MSCI EAFE(R) Index Portfolio
     Neuberger Berman Genesis Portfolio
     Oppenheimer Global Equity Portfolio
     Russell 2000(R) Index Portfolio
     T. Rowe Price Small Cap Growth Portfolio
     Western Asset Management Strategic Bond Opportunities Portfolio

We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER PORTFOLIOS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER/REALLOCATION ACTIVITY IN THOSE PORTFOLIOS. We may change the Monitored Portfolios at any time without notice in our sole discretion.


As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer/reallocation policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer/reallocation policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.


Our policies and procedures may result in transfer/reallocation restrictions being applied to deter frequent transfers/reallocations. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, we require future requests to or from any Monitored Portfolios under that Contract to be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of this restriction. Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this Prospectus are not treated as transfers when we monitor the frequency of transfers.


The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners or participants/annuitants and other persons


                                    A-PPA-37
with interests in the Contracts. We do not accommodate frequent transfers/reallocations in any Portfolio and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in frequent transfers/reallocations; we apply our policies and procedures without exception, waiver or special arrangement.


The Portfolios may have adopted their own policies and procedures with respect to frequent transfers/reallocations in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer/reallocation policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent transfer/reallocation policies established by the Portfolio.

In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer/reallocation policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from contract owners engaged in frequent transfer/reallocation trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers/reallocations (even if an entire omnibus order is rejected due to the frequent transfers/reallocations of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.


Restrictions on Large Transfers/Reallocations. Large transfers/reallocations may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a large cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer/reallocation activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer/reallocation requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer/reallocation requests from that third party must be submitted in writing with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.



CONTRACT FEE


A one time $350 Contract fee is taken from your purchase payment when You purchase an Income Annuity prior to allocating the remainder of the purchase payment to either the Investment Divisions and/or the Fixed Income Option. This charge covers our administrative costs including preparation of the Income Annuities, review of applications and recordkeeping. We are currently waiving this fee.



CHARGES

There are two types of charges You pay if You allocate any of your income payment to the Investment Divisions:

   o   Insurance-related charge (or Separate Account charge); and

                                    A-PPA-38

   o   Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain Contract charges.

The Separate Account charge You pay will not reduce the number of annuity units credited to You. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.


INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amounts in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).


INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Four classes of shares available to the Income Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage You pay for the investment-related charge depends on the Investment Divisions You select. Investment-related charges for each Portfolio for the previous year are listed in the Table of Expenses.


PREMIUM AND OTHER TAXES


Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when You make the purchase payment.

Premium taxes, if applicable, depend on the Income Annuity You purchased and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

We reserve the right to deduct from the Income Annuity for any income taxes which we incur because of the Income Annuity. In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the Income Annuity that offset Separate Account income. If this should change, it is possible we could incur income tax with respect to the Income Annuity, and in that event we may deduct such tax from the Income Annuity. At the present time, however, we are not incurring any such income tax or making any such deductions.


FREE LOOK



You may cancel your Income Annuity within a certain time period. This is known as a "free look." We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The "free look" may also vary depending on your age and whether You purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund (i) all of your purchase payment or (ii) the value of your annuity units as of the date your refund request is received at your



                                    A-PPA-39

MetLife Designated Office in Good Order (this means you bear the risk of any decline in the value of your Contract due to the performance of the Investment Divisions during the Free Look period).

If You do not cancel your Income Annuity during the "free-look" period, your decision to purchase the Income Annuity is irrevocable.

You do not have a "free look" if You are electing income payments in the pay-out phase of your Deferred Annuity.



                              GENERAL INFORMATION
--------------------------------------------------------------------------------
ADMINISTRATION


All transactions will be processed in the manner described below.


PURCHASE PAYMENTS

Send your purchase payments, by check, cashier's check or certified check made payable to "MetLife," to your MetLife Designated Office or a MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler's checks. We will provide You with all necessary forms. We must have all documents in Good Order to credit your purchase payments.

We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.") If You send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to You, or there may be delay in applying the purchase payment or transaction to your Contract.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which You apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in Good Order at your MetLife Designated Office, except when they are received:

   o On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

   o   After the close of the Exchange.


In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated. If payments on your behalf are not made in a timely manner, there may be a delay in when amounts are credited.


We reserve the right to credit your initial purchase payment to You within two days after its receipt at your MetLife Designated Office or MetLife sales office, if applicable. However, if You fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in Good Order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify You and give You the reasons for the delay. At that time, You will be asked whether You agree to let us keep your money until the problem is resolved. If You do not agree or we cannot reach You by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which You are a participant or member must identify You on their reports to us and tell us how your money should be allocated among the Investment Divisions and the Fixed Interest Account/Fixed Income Option.


CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. You may elect to have your income payments sent to your residence or have us deposit payments directly into your bank account. Periodically, You may receive additional information from us about the Income Annuity. Unless You inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.


                                    A-PPA-40

PROCESSING TRANSACTIONS

We permit You to request transactions by mail and telephone. We make Internet access available to You for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.


BY TELEPHONE OR INTERNET

You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to You include:

   o   Account Balance

   o   Unit Values

   o   Current rates for the Fixed Interest Account

   o   Transfers

   o   Changes to investment strategies

   o   Changes in the allocation of future purchase payments.

For your Deferred Annuity in the pay-out phase or Income Annuity, You may obtain information and initiate transactions through our toll-free number, 1-800-638-7732. Our customer service consultants are available by telephone between 8 a.m. and 6 p.m. Eastern Time each business day.

Your transaction must be in Good Order and completed prior to the close of the Exchange on one of our business days if You want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at the MetLife Designated Office to be effective. If acceptable to us, requests or elections relating to Beneficiaries and Ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.

TELEPHONE AND COMPUTER SYSTEMS

Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to the MetLife Designated Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of systems.

We are not responsible or liable for:

   o any inaccuracy, error, or delay in or omission of any information You transmit or deliver to us; or

                                    A-PPA-41

   o any loss or damage You may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.


AFTER YOUR DEATH

If we are notified of your death before any requested transaction is completed (including transactions under automated investment strategies, the minimum distribution program and the Systematic Withdrawal Program), we will cancel the request. For example, if You request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method. For a Deferred Annuity in the pay-out phase and Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity or Deferred Annuity in the pay-out phase so provides. Or, depending on your Income Annuity's or annuitized Deferred Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.


ABANDONED PROPERTY REQUIREMENTS

Every state has unclaimed property laws which generally declare non-ERISA ("Employee Retirement Income Security Act of 1974") annuity contracts to be abandoned after a period of inactivity of three to five years from the contract's maturity date (the latest day on which annuity payments may begin under the Contract) or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, We are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary of the Contract Owner last resided, as shown on Our books and records, or to Our state of domicile. (Escheatment is the formal, legal name of this process.) However, the state is obligated to pay the death benefit (without interest) if Your beneficiary steps forward to claim it with the proper documentation. To prevent Your Contract's proceeds from being paid to the state abandoned or unclaimed property office, it is important that You update Your beneficiary designations, including addresses, if and as they change. Please call 1-800-638-7732 to make such changes.


MISSTATEMENT

We may require proof of age or sex (where permitted) of the annuitant, owner, or beneficiary before making any payments under this Contract that are measured by the annuitant's, owner's, or beneficiary's life. If the age or sex (where permitted) of the annuitant, owner, or beneficiary has been misstated, the amount payable will be the amount that the Account Balance would have provided at the correct age and sex (where permitted).

Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in any other manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we are required to pay interest on any under payments.


CYBERSECURITY

Our variable annuity contract business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Portfolios and the firms involved in the distribution and sale of our variable annuity contracts). For example, many routine operations, such as processing Your requests and elections and day-to-day record keeping, are all executed through computer networks and systems. We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on MetLife and the Separate Account, as well as you and Your Contracts. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets. Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of contract transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate Accumulation Unit Values; cause the release and possible destruction of your confidential information or business


                                    A-PPA-42
information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.


THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from You. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent You designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.


VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value for each Investment Division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give You 30 days notice.

When You request a transaction, we will process the transaction on the basis of the Accumulation Unit Value or Annuity Unit Value next determined after receipt of the request. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if You request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units You receive on the next available Annuity Unit Value.

We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:


   o rules of the SEC so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

   o   during any other period when the SEC by order so permits.



ADVERTISING PERFORMANCE


We periodically advertise the performance of the Investment Divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results. We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return" or some combination of these terms.


YIELD is the net income generated by an investment in a particular Investment Division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of Early Withdrawal Charges. Early Withdrawal Charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable Early Withdrawal Charges since the Investment Division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These presentations for the Income Annuities reflect a 3% benchmark AIR. These figures also assume a steady annual rate of return.


For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the Investment Divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund, , and American Funds(R) Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date.



                                    A-PPA-43

Any performance data that includes all or a portion of the time between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities or Income Annuities had been introduced as of the Portfolio inception date.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.

We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

We may state performance for the Investment Divisions of the Income Annuity which reflect deduction of the Separate Account charge and investment-related charge, if accompanied by the annualized change in Annuity Unit Value.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable (rather than the maximum) insurance-related charge, as well as the Annuity Unit Values and the investment-related charge.

We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical Annuity Unit Values.

We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and the average of investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge (rather than the maximum), as well as the Annuity Unit Values and the investment-related charge.

An illustration should not be relied upon as a guarantee of future results.

Historical performance information should not be relied on as a guarantee of future performance results.

Past performance is no guarantee of future results.

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and Early Withdrawal Charges.


CHANGES TO YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

   o   To operate the Separate Account in any form permitted by law.

   o To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations transactions permitted.


                                    A-PPA-44

   o To transfer any assets in an Investment Division to another Investment Division, or to one or more separate accounts, or to our general account, or to add, combine or remove Investment Divisions in the Separate Account.

   o To substitute for the Portfolio shares in any Investment Division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.

   o To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.

   o To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an Investment Division in which You have a balance or an allocation, we will notify You of the change. You may then make a new choice of Investment Divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes. We will notify you of any changes to the Separate Account.


VOTING RIGHTS


Based on our current view of applicable law, You have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Met Investors Fund or American Funds(R) proposals that are subject to a shareholder vote. Therefore, You are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.


We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding Investment Divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You are entitled to give instructions regarding the votes attributable to your Deferred Annuity or Income Annuity in your sole discretion.


There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of contract owners or annuitants may control the outcome of a vote. Shares of the Metropolitan Fund, Met Investors Fund or American Funds(R) that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:


The shares for which voting instructions are received, and

The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.


WHO SELLS THE DEFERRED ANNUITIES AND INCOME ANNUITIES

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other Variable Annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities and Income Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities and Income Annuities, including our affiliated broker-dealers). MLIDC does not retain any fees under the Deferred Annuities and Income Annuities.


MLIDC's principal executive offices are located at 1095 Avenue of the Americas, New York, NY 10036. MLIDC is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as well as the securities commissions in the states in which it operates, and is a member of the Financial Regulatory Industry Authority ("FINRA"). FINRA provides background information about broker-dealers and their



                                    A-PPA-45
registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

The Deferred Annuities are sold through MetLife licensed sales representatives who are associates with our affiliated broker-dealer MetLife Securities, Inc. ("MSI"), which is paid compensation for promotion and sale for the Deferred Annuities. MSI is registered with the SEC as a broker-dealer under the Exchange Act and is also a member of FINRA. The Deferred Annuities may also be sold through other registered broker dealers. The Deferred Annuities may also be sold through the mail, the Internet or by telephone.

On February 29, 2016, MetLife, Inc. and Massachusetts Mutual Life Insurance Company (MassMutual) announced they have entered into a definitive agreement for the acquisition by MassMutual of MetLife Securities. The transaction is expected to close by mid-2016, and is subject to certain closing conditions, including regulatory approval. As a result of the transaction, MSI will no longer be affiliated with Metropolitan Life Insurance Company.


There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the charges and deductions under the Deferred Annuities. Our sales representatives must meet a minimum level of sales production in order to maintain their agent status with us. Sales representatives can meet the minimum level of sales production through sales of proprietary and/or non-proprietary products. (Proprietary products are those issued by us or our affiliates.) However, sales representatives can meet a lower alternative minimum level of sales production if the sales representative focuses on sales of proprietary products. Therefore, a sales representative may have an incentive to favor the sale of proprietary products. Moreover, because the managers who supervise the representatives receive a higher level of compensation based on sales of proprietary products, these sales managers have an incentive to promote the sale of proprietary products.

Our sales representatives receive cash payments for the products they sell and service based upon a `gross dealer concession' model. With respect to the Deferred Annuities, the gross dealer concession ranges from 1.5% to 6% of each purchase payment and, starting in the second Contract Year, 0.18% of the Account Balance or amount available from which income payments are made each year that the Contract is in force for servicing the Contract. Gross dealer concession may also be credited when the Contract is annuitized. The amount of gross dealer concession credited upon annuitization depends on several factors, including the number of years the Contract has been in force.

A sales representative is entitled to part or all of the gross dealer concession. The percentage to which the representative is entitled is determined by a sliding-scale formula that takes into account the total amount of proprietary and non-proprietary products sold and serviced by the representative.

Our sales representatives and their managers may be eligible for additional cash compensation, such as bonuses and expense allowances (that may be tied to sales of specific products), equity awards (such as stock options), training allowances, supplemental compensation, product level add-ons controlled at the local and company levels, financing arrangements, special loan repayment options, marketing support, medical and other insurance benefits, and retirement benefits and other benefits. Since some of this additional compensation, in particular, life insurance, disability and retirement benefits is based primarily on the amount of proprietary products sold, our sales representatives and their managers have an incentive to favor the sale of proprietary products. Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises. The business unit responsible for the operation of our distribution system is also eligible to receive an amount of compensation.

Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.

MLIDC also pays compensation for the sale of Contracts by unaffiliated broker-dealers. The compensation paid to unaffiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred annuities are sold.) Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in


                                    A-PPA-46
accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of these selling firms may also receive non-cash compensation pursuant to their firm's guidelines directly from us or the distributor. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. An unaffiliated broker-dealer or sales representative of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to different compensation rates. Ask your sales representative for further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.



FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account have been included in the SAI.


WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from You for 36 consecutive months and your Account Balance is less than $2,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we cancel a Deferred Annuity issued in New York, we will return the full Account Balance. In all other cases, You will receive an amount equal to what You would have received if You had requested a total withdrawal of your Account Balance. Federal tax law may impose additional restrictions on our right to cancel your IRA and Roth IRA Deferred Annuity. Early Withdrawal Charges may apply.

We will not terminate any Contract if at the time the termination would otherwise occur the guaranteed amount under any death benefit is greater than the Account Balance. For all other Contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. We will not exercise this provision under Contracts issued in New York. However, if your plan determines to terminate the Contract at a time when You have a guaranteed amount under any death benefit that is greater than the Account Balance, You forfeit any guaranteed amount You have accrued under the death benefit upon termination of the Contract.



                                  INCOME TAXES
--------------------------------------------------------------------------------
INTRODUCTION



The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Code and the provisions of the Code that govern the Contract are complex and subject to change. The applicability of Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect You and your Contract. Nor does this discussion address other Federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment in the Contract. As a result, You should always consult a tax adviser for complete information and advice applicable to your individual situation.

We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA.


We do not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

Any Code reference to "spouse" includes those persons who are married spouses under state law, regardless of sex.

                                    A-PPA-47

NON-QUALIFIED ANNUITY CONTRACTS



This discussion assumes the Contract is an annuity Contract for Federal income tax purposes, that is not held in a tax qualified plan. Tax qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities ("TSA"), 408 or "IRAs" (including SEP and SIMPLE
IRAs), 408A or "Roth IRAs" or 457(b) or governmental 457(b) plans. Contracts owned through such plans are referred to below as "qualified" contracts.



ACCUMULATION



Generally, an owner of a non-qualified annuity Contract is not taxed on increases in the value of the Contract until there is a distribution from the Contract, i.e., surrender, partial withdrawal, income payments or commutation. This deferral of taxation on accumulated value in the Contract is limited to Contracts owned by or held for the benefit of "natural persons." A Contract will be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as an agent for the exclusive benefit of a natural person.

In contrast, a Contract owned by other than a "natural person," such as a corporation, partnership, trust or other entity, will be taxed currently on the increase in accumulated value in the Contract in the year earned. Note that in this regard, an employer which is the owner of an annuity Contract under a non-qualified deferred compensation arrangement for its employees, or otherwise is considered a non-natural owner and any annual increase in the Account Balance will be subject to current income taxation.


SURRENDERS OR WITHDRAWALS - EARLY DISTRIBUTION


If You take a withdrawal from your Contract, or surrender your Contract prior to the date You commence taking annuity or "income" payments (the "Annuity Starting Date"), the amount You receive will be treated first as coming from earnings, if any, (and thus subject to income tax) and then from your purchase payments (which are not subject to income tax). If the accumulated value is less than your purchase payments upon surrender of your Contract, You might be able to claim any unrecovered purchase payments on your Federal income tax return as a miscellaneous itemized deduction.

The portion of any withdrawal from an annuity Contract that is subject to income tax will also be subject to a 10% Federal income tax penalty for "early" distribution if such withdrawal is taken prior to You reaching age 59 1/2, unless it was made:


   (a)        on account of your death or disability,

   (b) as part of a series of substantially equal periodic payments payable for your life or joint lives of You and your designated beneficiary, or

   (c) under certain immediate income annuities providing for substantially equal payments made at least annually.


If You receive systematic payments that You intend to qualify for the "substantially equal periodic payments" exception noted above, any modifications (except due to death or disability) to your payment before age
59 1/2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include, but are not limited to, additional purchase payments to the Contract (including tax-free transfers or rollovers) and additional withdrawals from the Contract.


TREATMENT OF SEPARATE ACCOUNT CHARGES

It is possible that at some future date the Internal Revenue Service ("IRS") may consider that Contract charges attributable to certain guaranteed death benefits are to be treated as distributions from the Contract to pay for such non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the Contract and we do not report these as taxable income. However, if this treatment changes in the future, the charge could also be subject to a 10% Federal income tax penalty as an early distribution, as described above.

AGGREGATION


If You purchase two or more deferred annuity Contracts from MetLife (or its affiliates) during the same calendar year, the law requires that all such Contracts must be treated as a single Contract for purposes of determining whether any payments not received as an annuity (e.g., withdrawals) will be includible in income. Aggregation could affect the amount of a withdrawal that is taxable and subject to the 10% Federal income tax penalty described above. Since the IRS may require aggregation in other circumstances as well, You should consult a tax adviser if You are purchasing



                                    A-PPA-48
more than one annuity Contract from the same insurance company in a single calendar year. Aggregation does not affect distributions paid in the form of an annuity (See "Taxation of Payments in Annuity Form" below).

EXCHANGES/TRANSFERS


The annuity Contract may be exchanged in whole or in part for another annuity contract or a long-term care insurance policy. The partial exchange of an annuity contract may be a tax-free transaction provided that, among other prescribed IRS conditions, no amounts are distributed from either contract involved in the exchange for 180 days following the date of the exchange - other than annuity payments made for life, joint lives, or for a term of 10 years or more. Otherwise, a withdrawal or "deemed" distribution may be includible in your taxable income (plus a 10% Federal income tax penalty) to the extent that the accumulated value of your annuity exceeds your investment in the Contract (your "gain"). Some of the ramifications of a partial exchange remain unclear. If the annuity Contract is exchanged in part for an additional annuity contract, a distribution from either contract may be taxable to the extent of the combined gain attributable to both contracts, or only to the extent of your gain in the contract from which the distribution is paid. It is not clear whether this guidance applies to a partial exchange involving long-term care contracts. Consult your tax adviser prior to a partial exchange.


A transfer of ownership of the Contract, or the designation of an annuitant or other beneficiary who is not also the Contract owner, may result in income or gift tax consequences to the Contract owner. You should consult your tax adviser if You are considering such a transfer or assignment.


DEATH BENEFITS


The death benefit is taxable to the recipient in the same manner as if paid to the Contract owner (under the rules for withdrawals or income payments, whichever is applicable).


After your death, any death benefit determined under the Contract must be distributed according to certain rules. The method of distribution that is required depends on whether You die before or after the Annuity Starting Date.

If You die on or after the Annuity Starting Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

If You die before the Annuity Starting Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin within one year of your death) and the beneficiary must be a natural person.

Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the owner.

For Contracts owned by a non-natural person, the required distribution rules apply upon the death of the annuitant. If there is more than one annuitant of a Contract held by a non-natural person, then such required distributions will be triggered by the death of the first co-annuitant.

INVESTOR CONTROL

In certain circumstances, owners of Variable Annuity non-qualified contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of Portfolios available and the flexibility of the Contract owner to allocate purchase payments and transfer amounts among the Portfolios have not been addressed in public rulings. While we believe that the Contract does not give the Contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract owner from being treated as the owner of the Separate Account assets supporting the Contract.



TAXATION OF PAYMENTS IN ANNUITY FORM


Payments received from the Contract in the form of an annuity, are taxable as ordinary income to the extent they exceed the portion of the payment determined by applying the exclusion ratio to the entire payment. The exclusion ratio is determined at the time the Contract is annuitized (i.e., the accumulated value is converted to an annuity form of distribution). Generally, the applicable exclusion ratio is your investment in the Contract divided by the total



                                    A-PPA-49
payments You expect to receive based on IRS factors, such as the form of annuity and mortality. The excludable portion of each annuity payment is the return of investment in the Contract and it is excludable from your taxable income until your investment in the Contract is fully recovered. We will make this calculation for You. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified Contract is an amount greater - or less -- than the taxable amount determined by us and reported by us to You and the IRS.

Once You have recovered the investment in the Contract, further annuity payments are fully taxable.

If You die before your investment in the Contract is fully recovered, the balance of your investment may be deducted on your last tax return, or if annuity payments continue after your death, the balance may be recovered by your beneficiary.

The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between a fixed annuity option and variable investment options, as well as transfers between investment options after the Annuity Starting Date.

Once annuity payments have commenced, You may not be able to transfer to another non-qualified annuity contract as part of a long-term care contract a tax-free exchange.


If the Contract allows, You may elect to convert less than the full value of your Contract to an annuity form of pay-out (i.e., "partial annuitization.") In this case, your investment in the Contract will be pro-rated between the annuitized portion of the Contract and the deferred portion. An exclusion ratio will apply to the annuity payments as described above, provided the annuity form You elect is payable for at least 10 years or for the life of one or more individuals.

3.8% TAX ON NET INVESTMENT INCOME

   (1)   Federal tax law imposes a 3.8% Medicare tax on the lesser of:

   (2) the taxpayer's "net investment income," (from non-qualified annuities, interest, dividends, and other investments, offset by specified allowable deductions), or the taxpayer's modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 otherwise).

"Net investment income" in Item 1 above does not include distributions from tax qualified plans, (i.e., arrangements described in Code Sections 401(a), 403(a), 403(b), 408, 408A or 457(b), but such income will increase modified adjusted gross income in Item 2 above.

You should consult your tax adviser regarding the applicability of this tax to income under your annuity Contract.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 2011 (the "2011 PR Code") taxes distributions from non-qualified annuity contracts differently than in the U.S.

Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 PR Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis.


The amount of income on annuity distributions in annuity form (payable over your lifetime) is also calculated differently under the 2011 PR Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the IRS issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences.

You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution, particularly a partial distribution or election to annuitize if You are a resident of Puerto Rico.



QUALIFIED ANNUITY CONTRACTS

INTRODUCTION

                                    A-PPA-50

The Contract may be purchased through certain types of retirement plans that receive favorable treatment under the Code ("tax qualified plans"). Tax-qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities ("TSA"), 408 or "IRAs" (including SEP and SIMPLE IRAs), 408A or "Roth IRAs" or 457 (b) or 457(b) governmental plans. Extensive special tax rules apply to qualified plans and to the annuity Contracts used in connection with these plans. Therefore, the following discussion provides only general information about the use of the Contract with the various types of qualified plans. Adverse tax consequences may result if You do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the Contract.

We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.

All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.

ACCUMULATION


The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that You may claim for that contribution under qualified plans are limited under the Code. See the SAI for a description of qualified plan types and annual current contribution limitations which are subject to change from year-to-year.

Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a "before tax" basis entitle You to a tax deduction or are not subject to current income tax. Purchase payments made on an "after tax" basis do not reduce your taxable income or give You a tax deduction. Contributions may also consist of transfers or rollovers as described below and are not subject to the annual limitations on contributions.


The Contract will accept as a single purchase payment a transfer or rollover from another IRA or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plan.) It will also accept a rollover or transfer from a SIMPLE IRA after the taxpayer has participated in such arrangement for at least two years. As part of the single purchase payment, the IRA Contract will also accept an IRA contribution subject to the Code limits for the year of purchase.

For income annuities established as "pay-outs" of SIMPLE IRAs, the Contract will only accept a single purchase payment consisting of a transfer or rollover from another SIMPLE IRA. For income annuities established in accordance with a distribution option under a retirement plan of an employer (e.g., 401(a), 401(k), 403(a), 403(b) or 457(b) plan), the Contract will only accept as its single purchase payment a transfer from such employer retirement plan.

TAXATION OF ANNUITY DISTRIBUTIONS


If contributions are made on a "before tax" basis, You generally pay income taxes on the full amount of money You receive under the Contract. Withdrawals attributable to any after-tax contributions are basis in the Contract and not subject to income tax (except for the portion of the withdrawal allocable to earnings, if any).

Under current Federal income tax rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

If You meet certain requirements, your Roth IRA, Roth 403(b) and Roth 401(k) earnings can be received free of Federal income taxes.

With respect to IRA Contracts, we will withhold a portion of the taxable amount of your withdrawal for income taxes, unless You elect otherwise. The amount we will withhold is determined by the Code.


WITHDRAWALS PRIOR TO AGE 59 1/2

                                    A-PPA-51

A taxable withdrawal from a qualified plan which is subject to income tax may also be subject to a 10% Federal income tax penalty for "early" distribution if taken prior to age 59 1/2, unless an exception described below applies. The penalty rate is 25% for SIMPLE plan Contracts if the withdrawal occurs within the first 2 years of your participation in the plan.

These exceptions include withdrawals made:


   (a)        on account of your death or disability, or

   (b) as part of a series of substantially equal periodic payments payable for your life or joint lives of You and your designated beneficiary and You are separated from employment.


If You receive systematic payments that You intend to qualify for the "substantially equal periodic payments" exception noted above, any modifications (except due to death or disability) to your payment before age
59 1/2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include, but are not limited to, additional purchase payments (including tax-free transfers or rollovers) and additional withdrawals from the Contract.

In addition to death, disability and as part of a series of substantially equal periodic payments as indicated above, a withdrawal or distribution from an IRA (including SEPs and SIMPLEs and Roth IRAs) will avoid the penalty (1) if the distribution is to pay deductible medical expenses; (2) if the distribution is to pay IRS levies (and made after December 31, 1999); (3) if the distribution is used to pay for medical insurance (if You are unemployed), qualified higher education expenses, or for a qualified first time home purchase up to $10,000. Other exceptions may be applicable under certain circumstances and special rules apply or may become applicable in connection with the exceptions enumerated above.


ROLLOVERS

Your Contract is non-forfeitable (i.e., not subject to the claims of your creditors) and non-transferable (i.e., You may not transfer it to someone else).

Nevertheless, Contracts held in certain employer plans subject to ERISA may be transferred in part pursuant to a QDRO.

Under certain circumstances, You may be able to transfer amounts distributed from your Contract to another eligible retirement plan or IRA.

You may make rollovers and direct transfers into your SIMPLE IRA annuity Contract from another SIMPLE IRA annuity contract or account. No other rollovers or transfers can be made to your SIMPLE IRA. Rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA or account during the first two years that You participate in the SIMPLE IRA plan. After this two year period, rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA or account, as well as into another SIMPLE IRA.


Generally, a distribution may be eligible for rollover, but certain types of distributions cannot be rolled over, such as distributions received on account of:

   (a)        minimum distribution requirements,

   (b)        financial hardship, or

   (c)        for a period of ten or more years or for life.


20% WITHHOLDING ON ELIGIBLE ROLLOVER DISTRIBUTIONS


For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. The amount we withhold is determined by the Code. You may avoid withholding if You directly transfer a withdrawal from this Contract to another qualified plan or IRA. Similarly, You may be able to avoid withholding on a transfer into this Contract from an existing qualified plan You may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not "eligible rollover distributions," the Code imposes different withholding rules to determine the withholding percentage.


DEATH BENEFITS

                                    A-PPA-52

The death benefit is taxable to the recipient in the same manner as if paid to the Contract owner or plan participant (under the rules for withdrawals or income payments, whichever is applicable).


Distributions required from a qualified annuity Contract following your death depend on whether You die before You had converted your Contract to an annuity form and started taking annuity payments (your Annuity Starting Date).

If You die on or after your Annuity Starting Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

If You die before your Annuity Starting Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin within one year of your death).

Your designated beneficiary is the person to whom benefit rights under the Contract pass by reason of death; the beneficiary must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.

If the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the owner. If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which You would have reached age 70 1/2.

Alternatively, your spouse may be able to rollover the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan or he or she may elect to rollover the death proceeds into his or her own IRA.


If your beneficiary is not your spouse and your plan and Contract permit, your beneficiary may be able to rollover the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse beneficiary may not treat the inherited IRA as his or her own IRA.

Additionally, for Contracts issued in connection with qualified plans subject to ERISA, the spouse or ex-spouse of the owner may have rights in the Contract. In such a case, the owner may need the consent of the spouse or ex-spouse to change annuity options or make a withdrawal from the Contract.


REQUIRED MINIMUM DISTRIBUTIONS


Generally, You must begin receiving amounts from Your retirement plan by April 1 following the latter of:


   (a)        the calendar year in which You reach age 70 1/2, or

   (b) the calendar year You retire, provided You do not own more than 5% of your employer.

For IRAs (including SEPs and SIMPLEs), You must begin receiving withdrawals by April 1 of the year after You reach age 70 1/2 even if You have not retired.


A tax penalty of 50% applies to the shortfall of any required minimum distributions You fail to receive.


You may not satisfy minimum distributions for one employer's qualified plan (i.e., 401(a), 403(a), 457(b)) with distributions from another qualified plan of the same or a different employer. However, an aggregation rule does apply in the case of IRAs (including SEPs and SIMPLEs). The minimum required distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of your IRAs/SEPs. For SIMPLE IRAs, the aggregate amount of the required distribution may be taken from any one or more of your SIMPLE IRAs.

Complex rules apply to the calculation of these withdrawals. In general, income tax regulations permit income payments to increase based not only with respect to the investment experience of the Portfolios but also with respect to actuarial gains.

The regulations also require that the value of benefits under a deferred annuity including certain death benefits in excess of Contract value must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. We will provide You with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult your own tax adviser as to how these rules affect your own distribution under this rule.

If You intend to receive your minimum distributions which are payable over the joint lives of You and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of You and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require


                                    A-PPA-53
that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. You should consult your own tax adviser as to how these rules affect your own Contract.


Required minimum distribution rules that apply to other types of IRAs while You are alive do not apply to Roth IRAs. However, in general, the IRA post-death rules with respect to minimum distributions do apply to beneficiaries of Roth IRAs.



ADDITIONAL INFORMATION REGARDING IRAS


PURCHASE PAYMENTS

Traditional IRA purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after You attain age 70 1/2. Except for permissible rollovers and direct transfers, purchase payments for individuals are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions. Individuals age 50 and older are permitted to make additional "catch-up" contributions if they have sufficient compensation. If You or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited. If You exceed purchase payment limits You may be subject to a tax penalty.

Roth IRA purchase payments for individuals are non-deductible (made on an "after tax" basis) and are limited to the lesser of 100% of compensation or the annual deductible IRA amount. Individuals age 50 and older can make an additional "catch-up" purchase payment each year (assuming the individual has sufficient compensation). You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. You can contribute to a Roth IRA after age 70 1/2. If You exceed purchase payment limits, You may be subject to a tax penalty.

WITHDRAWALS

If and to the extent that Traditional IRA purchase payments are made on an "after tax" basis, withdrawals would be included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based upon the ratio of all non-deductible purchase payments to the total value of all your Traditional IRAs (including SEP IRAs and SIMPLE IRAs). We withhold a portion of the amount of your withdrawal for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code.

Generally, withdrawal of earnings from Roth IRAs are free from Federal income tax if (1) they are made at least five taxable years after your first purchase payment to a Roth IRA; and (2) they are made on or after the date You reach age 59 1/2 and upon your death, disability or qualified first-home purchase (up to $10,000). Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. We may be required to withhold a portion of your withdrawal for income taxes, unless You elect otherwise. The amount will be determined by the Code.

CONVERSION

Traditional IRAs may be converted to Roth IRAs. Except to the extent You have non-deductible contributions, the amount converted from an existing Traditional IRA into a Roth IRA is taxable. Generally, the 10% Federal income tax penalty does not apply. However, the taxable amount to be converted must be based on the fair market value of the entire annuity contract being converted into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the Account Balance; as well as adding back certain loads and charges incurred during the prior twelve month period. Your Contract may include such benefits and applicable charges. Accordingly, if You are considering such conversion of your annuity Contract, please consult your tax adviser. The taxable amount may exceed the Account Balance at the date of conversion.

A Roth IRA Contract may also be re-characterized as a Traditional IRA, if certain conditions are met. Please consult your tax adviser.

DISTINCTION FOR PUERTO RICO CODE

An annuity Contract may be purchased by an employer for an employee under a qualified pension, profit sharing, stock bonus, annuity, or a "cash or deferred" arrangement plan established pursuant to Section 1081.01 of the 2011 PR Code. To be tax qualified under the 2011 PR Code, a plan must comply with the requirements of


                                    A-PPA-54

Section 1081.01(a) of the 2011 PR Code which includes certain participation requirements, among other requirements. A trust created to hold assets for a qualified plan is exempt from tax on its investment income.

CONTRIBUTIONS

The employer is entitled to a current income tax deduction for contributions made to a qualified plan, subject to statutory limitations on the amount that may be contributed each year. The plan contributions by the employer are not required to be included in the current income of the employee.

DISTRIBUTIONS

Any amount received or made available to the employee under the qualified plan is includible in the gross income of the employee in the taxable year in which received or made available. In such case, the amount paid or contributed by the employer shall not constitute consideration paid by the employee for the Contract for purposes of determining the amount of annuity payments required to be included in the employee's gross income. Thus, amounts actually distributed or made available to any employee under the qualified plan will be included in their entirety in the employee's gross income. The value of accrued benefits in a qualified retirement plan with respect to which the special 8% tax under Puerto Rico Act No. 77-2014 was prepaid will be considered as part of the participant's tax basis in his retirement plan account. Thus, any distributions attributable to the benefits for which such taxes were prepaid will not be subject to income taxes when the same are subsequently received by the participant. However, the investment income and the appreciation in value, if any, accrued on the benefits with respect to which the special tax was prepaid, will be taxed as provided by the tax rules in effect at the time of distribution. Lump-sum proceeds from a Puerto Rico qualified retirement plan due to separation from service will generally be taxed at a 20% capital gain tax rate to be withheld at the source. A special rate of 10% may apply instead, if the plan satisfies the following requirements:

   (1) the plan's trust is organized under the laws of Puerto Rico, or has a Puerto Rico resident trustee and uses such trustee as paying agent; and

   (2) 10% of all plan's trust assets (calculated based on the average balance of the investments of the trust) attributable to participants who are Puerto Rico residents must be invested in "property located in Puerto Rico" for a three-year period.

If these two requirements are not satisfied, the distribution will generally be subject to the 20% tax rate. The three-year period includes the year of the distribution and the two immediately preceding years. In the case of a defined contribution plan that maintains separate accounts for each participant, the described 10% investment requirement may be satisfied in the accounts of a participant that chooses to invest in such fashion rather than at the trust level. Property located in Puerto Rico includes shares of stock of a Puerto Rico registered investment company, fixed or variable annuities issued by a domestic insurance company or by a foreign insurance corporation that derives more than 80% of its gross income from sources within Puerto Rico and bank deposits. The PR 2011 Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.


You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution of You are a resident of Puerto Rico.


ROLLOVER

Deferral of the recognition of income continues upon the receipt of a distribution by a participant from a qualified plan, if the distribution is contributed to another qualified retirement plan or traditional individual retirement account for the employee's benefit no later than sixty (60) days after the distribution.

ERISA CONSIDERATIONS


In the context of a Puerto Rico qualified retirement plan trust, the IRS has held that the transfer of assets and liabilities from a qualified retirement plan trust under the Code to that type of plan would generally be treated as a distribution includible in gross income for U.S. income tax purposes even if the Puerto Rico retirement plan is a plan described in ERISA Section 1022(i)(1). By contrast, a transfer from a qualified retirement plan trust under the Code to a Puerto Rico qualified retirement plan trust that has made an election under ERISA Section 1022(i)(2) is not treated as a distribution from the transferor plan for U.S. income tax purposes because a Puerto Rico retirement plan that has made an election under ERISA Section 1022(i)(2) is treated as a qualified retirement plan for purposes Code Section 401(a). The IRS has determined that the above described rules prescribing the inclusion in income of transfers of assets and liabilities to a Puerto Rico retirement plan trust described in ERISA Section 1022(i)(1) would be applicable to transfers taking effect



                                    A-PPA-55
after December 31, 2012. Notwithstanding the above, the IRS has recently held that a Puerto Rico retirement plan described in ERISA Section 1022(i)(1) may participate in a 81-100 group trust because it permits said plan to diversify its investments without adverse tax consequences to the group trust or its investors.

Similar to the IRS in Revenue Ruling 2013-17, the U.S. Department of Labor issued DOL Technical Release No. 2013-04 on September 18, 2013, providing that, where the Secretary of Labor has authority to regulate with respect to the provisions of ERISA dealing with the use of the term "spouse" spouse will be read to refer to any individuals who are lawfully married under any state law, including same-sex spouses, and without regard to whether their state of domicile recognizes same-sex marriage. Thus, for ERISA purposes as well as Federal tax purposes, an employee benefit plan participant who marries a person of the same sex in a jurisdiction that recognizes same-sex marriage will continue to be treated as married even if the couple moves to a jurisdiction that does not recognize same-sex marriage.




                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and Federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.


                                    A-PPA-56

                                   APPENDIX A
--------------------------------------------------------------------------------
                               PREMIUM TAX TABLE


If You are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.


                                          NON-QUALIFIED
                            QUALIFIED       DEFERRED
                            DEFERRED        ANNUITIES
                           AND INCOME      AND INCOME
                            ANNUITIES       ANNUITIES
                          ------------   --------------
California(1)..........      0.5%            2.35%
Florida(2).............      1.0%             1.0%
Maine(3)...............      0.0%             2.0%
Nevada(4)..............      0.0%             3.5%
Puerto Rico(5).........      1.0%             1.0%
South Dakota(6)........      0.0%            1.25%
West Virginia..........      1.0%             1.0%
Wyoming(4).............      0.0%             1.0%

------------
1  California applies the qualified tax rate to plans that qualify under the following Code Sections: 401(a), 403(b), 404, 408(b), and 501(a).
2  Annuity premiums are exempt from taxation provided the tax savings are passed back to the contract holders. Otherwise, they are taxable at 1%. 3 Maine applies the qualified tax rate to plans that qualify under the following Code Sections: 401, 403, 403(b), 404, 408, 457 and 501.
4  Nevada and Wyoming apply the qualified tax rate to plans that qualify under the following Code Sections: 401, 403, 404, 408, 457 and 501.
5 We will no deduct premium taxes paid by us to Puerto Rico from purchase payments, Account Balances, withdrawals, death benefits or income payments.
6 Special rate applies for large case annuity policies. Rate is 8/100 of 1% for that portion of the annuity considerations received on a contract exceeding $500,000 annually. Special rate on large case policies is not subject to retaliation. South Dakota applies the qualified tax rate to plans that qualify under the following Code Sections: 401, 403(b), 404, 408, 457, and 501(a).

                                    A-PPA-57

                                   APPENDIX B
--------------------------------------------------------------------------------
                     ACCUMULATION UNIT VALUES (IN DOLLARS)


This table shows fluctuations in the Accumulation Unit Values for each Investment Division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).



                                                                                                                     NUMBER OF
                                                                                        BEGINNING OF                  ACCUMULATION
                                                                                            YEAR        END OF YEAR   UNITS END OF
1.25 SEPARATE ACCOUNT CHARGE                                                            ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                              YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
------------------------------------------------------------------------------- ------ -------------- -------------- -------------
American Funds Bond Investment Division (Class 2) (5/1/2006)................... 2006    15.03          15.80               836
                                                                                2007    15.80          16.12             2,210
                                                                                2008    16.12          14.43             1,475
                                                                                2009    14.43          16.05             1,346
                                                                                2010    16.05          16.88             1,181
                                                                                2011    16.88          17.69               998
                                                                                2012    17.69          18.41               945
                                                                                2013    18.41          17.79               789
                                                                                2014    17.79          18.50               722
                                                                                2015    18.50          18.32               635
American Funds Global Small Capitalization Investment Division (Class 2)....... 2006    24.41          29.92             5,888
                                                                                2007    29.92          35.88             6,596
                                                                                2008    35.88          16.47             5,184
                                                                                2009    16.47          26.24             4,852
                                                                                2010    26.24          31.72             4,325
                                                                                2011    31.72          25.33             3,639
                                                                                2012    25.33          29.57             3,112
                                                                                2013    29.57          37.47             2,827
                                                                                2014    37.47          37.79             2,574
                                                                                2015    37.79          37.43             2,356
American Funds Growth Investment Division (Class 2)............................ 2006   151.82         165.27             2,172
                                                                                2007   165.27         183.38             2,075
                                                                                2008   183.38         101.48             1,819
                                                                                2009   101.48         139.73             1,629
                                                                                2010   139.73         163.80             1,450
                                                                                2011   163.80         154.87             1,276
                                                                                2012   154.87         180.32             1,124
                                                                                2013   180.32         231.72             1,021
                                                                                2014   231.72         248.35               931
                                                                                2015   248.35         262.10               840
American Funds Growth-Income Investment Division (Class 2)..................... 2006   105.58         120.14             2,349
                                                                                2007   120.14         124.63             2,240
                                                                                2008   124.63          76.50             1,886
                                                                                2009    76.50          99.17             1,651
                                                                                2010    99.17         109.15             1,481
                                                                                2011   109.15         105.83             1,303
                                                                                2012   105.83         122.80             1,157
                                                                                2013   122.80         161.93             1,048
                                                                                2014   161.93         176.94               961
                                                                                2015   176.94         177.30               866
American Funds(R) Balanced Allocation Investment Division (Class C)
(4/28/2008).................................................................... 2008    10.00           7.01               639
                                                                                2009     7.01           8.96             1,145
                                                                                2010     8.96           9.93             1,406
                                                                                2011     9.93           9.60             1,340
                                                                                2012     9.60          10.76             1,271
                                                                                2013    10.76          12.60             1,404
                                                                                2014    12.60          13.20             1,495
                                                                                2015    13.20          12.94             1,458
American Funds(R) Growth Allocation Investment Division (Class C)
(4/28/2008).................................................................... 2008     9.99           6.36               428
                                                                                2009     6.36           8.42               871
                                                                                2010     8.42           9.44             1,048
                                                                                2011     9.44           8.89             1,060
                                                                                2012     8.89          10.19             1,062
                                                                                2013    10.19          12.60             1,103
                                                                                2014    12.60          13.24             1,137
                                                                                2015    13.24          12.98             1,207


                                    A-PPA-58

                                          1.25 SEPARATE ACCOUNT CHARGE (CONTINUED)
                                                                                                                 NUMBER OF
                                                                                  BEGINNING OF                  ACCUMULATION
                                                                                      YEAR        END OF YEAR   UNITS END OF
                                                                                  ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                        YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
------------------------------------------------------------------------- ------ -------------- -------------- -------------
American Funds(R) Moderate Allocation Investment Division (Class C)
(4/28/2008).............................................................. 2008   10.01           7.69                 672
                                                                          2009    7.69           9.37               1,228
                                                                          2010    9.37          10.17               1,382
                                                                          2011   10.17          10.07               1,312
                                                                          2012   10.07          11.02               1,270
                                                                          2013   11.02          12.36               1,251
                                                                          2014   12.36          12.95               1,304
                                                                          2015   12.95          12.70               1,295
Baillie Gifford International Stock Investment Division (Class A)........ 2006   18.04          20.76               9,148
                                                                          2007   20.76          22.62               8,331
                                                                          2008   22.62          12.48               7,317
                                                                          2009   12.48          15.06               6,530
                                                                          2010   15.06          15.95               5,890
                                                                          2011   15.95          12.62               5,448
                                                                          2012   12.62          14.90               4,833
                                                                          2013   14.90          17.00               4,382
                                                                          2014   17.00          16.27               4,049
                                                                          2015   16.27          15.75               3,707
Barclays Aggregate Bond Index Investment Division (Class A).............. 2006   13.29          13.67              20,187
                                                                          2007   13.67          14.42              18,228
                                                                          2008   14.42          15.10              12,890
                                                                          2009   15.10          15.69              12,201
                                                                          2010   15.69          16.43              11,134
                                                                          2011   16.43          17.45               9,659
                                                                          2012   17.45          17.90               9,090
                                                                          2013   17.90          17.27               9,080
                                                                          2014   17.27          18.05               8,530
                                                                          2015   18.05          17.87               7,788
BlackRock Bond Income Investment Division (Class A)...................... 2006   25.58          26.38              10,383
                                                                          2007   26.38          27.69               8,979
                                                                          2008   27.69          26.41               7,220
                                                                          2009   26.41          28.56               6,226
                                                                          2010   28.56          30.56               5,563
                                                                          2011   30.56          32.17               4,813
                                                                          2012   32.17          34.17               4,306
                                                                          2013   34.17          33.49               3,876
                                                                          2014   33.49          35.42               3,472
                                                                          2015   35.42          35.19               3,158
BlackRock Capital Appreciation Investment Division (Class E)............. 2006   11.67          11.99                 399
                                                                          2007   11.99          14.03                 686
                                                                          2008   14.03           8.78                 923
                                                                          2009    8.78          11.85                 826
                                                                          2010   11.85          14.01                 733
                                                                          2011   14.01          12.58                 739
                                                                          2012   12.58          14.19                 653
                                                                          2013   14.19          18.78                 582
                                                                          2014   18.78          20.17                 544
                                                                          2015   20.17          21.14                 573
BlackRock Capital Appreciation Investment Division (Class E) (formerly
BlackRock Legacy Large Cap Growth Investment Division (Class E) and
before that FI Large Cap Investment Division (Class E)) (5/1/2006)....... 2006   17.52          17.75                  45
                                                                          2007   17.75          18.19                  73
                                                                          2008   18.19           9.90                  89
                                                                          2009    9.90          10.32                   0
BlackRock Large Cap Value Investment Division (Class E).................. 2006   12.39          14.59               3,032
                                                                          2007   14.59          14.88               2,963
                                                                          2008   14.88           9.54               2,500
                                                                          2009    9.54          10.48               2,137
                                                                          2010   10.48          11.28               1,827
                                                                          2011   11.28          11.38               1,647
                                                                          2012   11.38          12.83               1,511
                                                                          2013   12.83          16.72               1,502
                                                                          2014   16.72          18.13               1,414
                                                                          2015   18.13          16.82               1,270


                                    A-PPA-59

                                            1.25 SEPARATE ACCOUNT CHARGE (CONTINUED)
                                                                                                                     NUMBER OF
                                                                                      BEGINNING OF                  ACCUMULATION
                                                                                          YEAR        END OF YEAR   UNITS END OF
                                                                                      ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                            YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
----------------------------------------------------------------------------- ------ -------------- -------------- -------------
Clarion Global Real Estate Investment Division (Class E)..................... 2006    14.41          19.58              5,319
                                                                              2007    19.58          16.47              3,834
                                                                              2008    16.47           9.48              3,084
                                                                              2009     9.48          12.64              2,586
                                                                              2010    12.64          14.50              2,308
                                                                              2011    14.50          13.55              2,071
                                                                              2012    13.55          16.88              1,888
                                                                              2013    16.88          17.28              1,880
                                                                              2014    17.28          19.35              1,771
                                                                              2015    19.35          18.86              1,598
ClearBridge Aggressive Growth Investment Division (Class A).................. 2006     8.24           8.01              1,614
                                                                              2007     8.01           8.12              1,369
                                                                              2008     8.12           4.89              1,212
                                                                              2009     4.89           6.45              1,092
                                                                              2010     6.45           7.90              1,034
                                                                              2011     7.90           8.08              1,779
                                                                              2012     8.08           9.49              1,745
                                                                              2013     9.49          13.68              2,124
                                                                              2014    13.68          16.09              4,725
                                                                              2015    16.09          15.29              4,357
ClearBridge Aggressive Growth Investment Division (Class A) (formerly
ClearBridge Aggressive Growth II Investment Division (Class E)) (4/30/2007).. 2007   155.59         191.21                 69
                                                                              2008   191.21         109.63                221
                                                                              2009   109.63         154.85                253
                                                                              2010   154.85         167.49                206
                                                                              2011   167.49         153.11                154
                                                                              2012   153.11         185.46                161
                                                                              2013   185.46         236.12                134
                                                                              2014   236.12         246.09                  0
ClearBridge Aggressive Growth Investment Division (Class A) (formerly Legg
Mason ClearBridge Aggressive Growth Investment Division (Class A) and
before that Legg Mason Value Equity Investment Division (Class A) and
before that MFS(R) Investors Trust Investment Division (Class A))............ 2006     9.22           9.66              1,085
ClearBridge Aggressive Growth Investment Division (Class A) (formerly Legg
Mason ClearBridge Aggressive Growth Investment Division (Class A) and
before that Legg Mason Value Equity Investment Division (Class A))........... 2006     9.61          10.33              1,119
                                                                              2007    10.33           9.62                969
                                                                              2008     9.62           4.33                896
                                                                              2009     4.33           5.89                819
                                                                              2010     5.89           6.28                724
                                                                              2011     6.28           6.68                  0
Frontier Mid Cap Growth Investment Division (Class A)........................ 2006    30.35          31.99             17,109
                                                                              2007    31.99          38.10             14,889
                                                                              2008    38.10          20.42             13,191
                                                                              2009    20.42          30.14             11,924
                                                                              2010    30.14          34.33             10,712
                                                                              2011    34.33          32.89              9,662
                                                                              2012    32.89          36.05              8,681
                                                                              2013    36.05          47.27              7,813
                                                                              2014    47.27          51.89              7,134
                                                                              2015    51.89          52.73              6,510
Harris Oakmark International Investment Division (Class E)................... 2006    15.90          20.26              4,690
                                                                              2007    20.26          19.81              4,338
                                                                              2008    19.81          11.57              2,947
                                                                              2009    11.57          17.75              3,145
                                                                              2010    17.75          20.43              2,911
                                                                              2011    20.43          17.33              2,605
                                                                              2012    17.33          22.13              2,315
                                                                              2013    22.13          28.55              2,340
                                                                              2014    28.55          26.60              2,226
                                                                              2015    26.60          25.10              2,096
Invesco Mid Cap Value Investment Division (Class A).......................... 2006    24.61          27.09              9,645
                                                                              2007    27.09          27.68              8,313
                                                                              2008    27.68          14.39              6,842
                                                                              2009    14.39          21.06              5,950
                                                                              2010    21.06          26.27              5,458
                                                                              2011    26.27          24.28              4,789
                                                                              2012    24.28          26.89                  0
Invesco Mid Cap Value Investment Division (Class A).......................... 2012    26.76          27.57              4,141
                                                                              2013    27.57          35.58              3,703
                                                                              2014    35.58          38.64              3,325
                                                                              2015    38.64          34.82              3,038


                                    A-PPA-60

                                            1.25 SEPARATE ACCOUNT CHARGE (CONTINUED)
                                                                                                                     NUMBER OF
                                                                                      BEGINNING OF                  ACCUMULATION
                                                                                          YEAR        END OF YEAR   UNITS END OF
                                                                                      ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                            YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
----------------------------------------------------------------------------- ------ -------------- -------------- -------------
Invesco Small Cap Growth Investment Division (Class E)....................... 2006   13.17          14.87                412
                                                                              2007   14.87          16.33                483
                                                                              2008   16.33           9.88                408
                                                                              2009    9.88          13.08                368
                                                                              2010   13.08          16.32                307
                                                                              2011   16.32          15.96                341
                                                                              2012   15.96          18.65                279
                                                                              2013   18.65          25.86                300
                                                                              2014   25.86          27.59                287
                                                                              2015   27.59          26.81                274
Jennison Growth Investment Division (Class A)................................ 2006    4.98           5.05              4,487
                                                                              2007    5.05           5.57              3,673
                                                                              2008    5.57           3.50              3,172
                                                                              2009    3.50           4.84              3,232
                                                                              2010    4.84           5.33              2,908
                                                                              2011    5.33           5.29              2,644
                                                                              2012    5.29           6.05              3,023
                                                                              2013    6.05           8.20              2,695
                                                                              2014    8.20           8.83              2,508
                                                                              2015    8.83           9.66              2,669
Jennison Growth Investment Division (Class A) (formerly Oppenheimer
Capital Appreciation Investment Division (Class E) (5/1/2005))............... 2006   10.90          11.60                164
                                                                              2007   11.60          13.11                378
                                                                              2008   13.11           7.00                345
                                                                              2009    7.00           9.95                398
                                                                              2010    9.95          10.76                327
                                                                              2011   10.76          10.51                283
                                                                              2012   10.51          11.82                  0
Loomis Sayles Global Markets Investment Division (Class B) (4/29/2013)....... 2013   13.12          14.44                455
                                                                              2014   14.44          14.76                439
                                                                              2015   14.76          14.75                408
Loomis Sayles Global Markets Investment Division (Class B) (formerly
Met/Franklin Income Investment Division (Class B)) (4/28/2008)............... 2008    9.99           7.99                115
                                                                              2009    7.99          10.09                244
                                                                              2010   10.09          11.14                301
                                                                              2011   11.14          11.24                367
                                                                              2012   11.24          12.49                468
                                                                              2013   12.49          13.05                  0
Loomis Sayles Small Cap Core Investment Division (Class A)................... 2006   29.13          33.58              1,062
                                                                              2007   33.58          37.11              1,141
                                                                              2008   37.11          23.49                946
                                                                              2009   23.49          30.22                815
                                                                              2010   30.22          38.07                707
                                                                              2011   38.07          37.82                661
                                                                              2012   37.82          42.79                577
                                                                              2013   42.79          59.62                560
                                                                              2014   59.62          61.10                496
                                                                              2015   61.10          59.44                452
Loomis Sayles Small Cap Growth Investment Division (Class A)................. 2006   10.22          11.10              1,738
                                                                              2007   11.10          11.46              1,448
                                                                              2008   11.46           6.66              1,171
                                                                              2009    6.66           8.55              1,075
                                                                              2010    8.55          11.12              1,029
                                                                              2011   11.12          11.31              1,321
                                                                              2012   11.31          12.42                916
                                                                              2013   12.42          18.24              1,071
                                                                              2014   18.24          18.24                826
                                                                              2015   18.24          18.33                837
Lord Abbett Bond Debenture Investment Division (Class A)..................... 2006   13.54          14.62              5,043
                                                                              2007   14.62          15.43              4,832
                                                                              2008   15.43          12.43              3,676
                                                                              2009   12.43          16.84              3,292
                                                                              2010   16.84          18.83              2,945
                                                                              2011   18.83          19.49              2,536
                                                                              2012   19.49          21.79              2,356
                                                                              2013   21.79          23.28              2,242
                                                                              2014   23.28          24.17              2,099
                                                                              2015   24.17          23.43              1,866


                                    A-PPA-61

                                                                                                                     NUMBER OF
                                                                                        BEGINNING OF                  ACCUMULATION
                                                                                            YEAR        END OF YEAR   UNITS END OF
1.25 SEPARATE ACCOUNT CHARGE (CONTINUED)                                                ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                              YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
------------------------------------------------------------------------------- ------ -------------- -------------- -------------
Met/Artisan Mid Cap Value Investment Division (Class A)........................ 2006   37.28          41.41              4,400
                                                                                2007   41.41          38.10              3,630
                                                                                2008   38.10          20.32              2,860
                                                                                2009   20.32          28.41              2,472
                                                                                2010   28.41          32.28              2,154
                                                                                2011   32.28          34.04              1,908
                                                                                2012   34.04          37.61              1,696
                                                                                2013   37.61          50.84              1,588
                                                                                2014   50.84          51.18              1,430
                                                                                2015   51.18          45.77              1,278
Met/Franklin Low Duration Total Return Investment Division (Class B)
(5/2/2011)..................................................................... 2011    9.98           9.77                 30
                                                                                2012    9.77          10.08                105
                                                                                2013   10.08          10.07                253
                                                                                2014   10.07          10.05                363
                                                                                2015   10.05           9.86                386
MetLife Asset Allocation 100 Investment Division (Class A) (5/2/2011).......... 2011   12.48          10.71              1,275
                                                                                2012   10.71          12.39              1,311
                                                                                2013   12.39          15.88              1,332
                                                                                2014   15.88          16.50              1,306
                                                                                2015   16.50          16.03              1,274
MetLife Asset Allocation 100 Investment Division (Class A) (formerly MetLife
Aggressive Allocation Investment Division (Class A)) (5/1/2005)................ 2006   11.17          12.81                628
                                                                                2007   12.81          13.09              1,037
                                                                                2008   13.09           7.72              1,047
                                                                                2009    7.72          10.06              1,178
                                                                                2010   10.06          11.51              1,329
                                                                                2011   11.51          12.50                  0
MetLife Asset Allocation 20 Investment Division (Class A) (5/1/2005)........... 2006   10.32          10.93                774
                                                                                2007   10.93          11.42              1,576
                                                                                2008   11.42           9.69              1,715
                                                                                2009    9.69          11.55              1,625
                                                                                2010   11.55          12.59              2,027
                                                                                2011   12.59          12.87              2,105
                                                                                2012   12.87          13.92              2,055
                                                                                2013   13.92          14.36              1,866
                                                                                2014   14.36          14.86              1,609
                                                                                2015   14.86          14.64              1,480
MetLife Asset Allocation 40 Investment Division (Class A) (5/1/2005)........... 2006   10.55          11.44              2,444
                                                                                2007   11.44          11.87              4,103
                                                                                2008   11.87           9.21              3,893
                                                                                2009    9.21          11.28              3,832
                                                                                2010   11.28          12.46              3,825
                                                                                2011   12.46          12.46              3,616
                                                                                2012   12.46          13.75              3,521
                                                                                2013   13.75          15.10              3,459
                                                                                2014   15.10          15.69              3,243
                                                                                2015   15.69          15.37              2,911
MetLife Asset Allocation 60 Investment Division (Class A) (5/1/2005)........... 2006   10.77          11.93              4,488
                                                                                2007   11.93          12.32              8,150
                                                                                2008   12.32           8.71              7,924
                                                                                2009    8.71          10.91              8,271
                                                                                2010   10.91          12.23              8,534
                                                                                2011   12.23          11.94              8,452
                                                                                2012   11.94          13.38              8,205
                                                                                2013   13.38          15.64              8,254
                                                                                2014   15.64          16.26              8,273
                                                                                2015   16.26          15.91              7,685
MetLife Asset Allocation 80 Investment Division (Class A) (5/1/2005)........... 2006   11.00          12.44              2,721
                                                                                2007   12.44          12.79              4,670
                                                                                2008   12.79           8.22              4,739
                                                                                2009    8.22          10.51              5,319
                                                                                2010   10.51          11.92              5,394
                                                                                2011   11.92          11.36              5,351
                                                                                2012   11.36          12.99              5,221
                                                                                2013   12.99          15.98              5,355
                                                                                2014   15.98          16.66              5,573
                                                                                2015   16.66          16.20              5,422
MetLife Asset Allocation 80 Investment Division (Class A) (formerly MetLife
Growth Strategy Investment Division (Class B)) (4/29/2013)..................... 2013   11.72          13.37                275
                                                                                2014   13.37          13.33                  0


                                    A-PPA-62

                                            1.25 SEPARATE ACCOUNT CHARGE (CONTINUED)
                                                                                                                     NUMBER OF
                                                                                      BEGINNING OF                  ACCUMULATION
                                                                                          YEAR        END OF YEAR   UNITS END OF
                                                                                      ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                            YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
----------------------------------------------------------------------------- ------ -------------- -------------- -------------
MetLife Asset Allocation 80 Investment Division (formerly MetLife Growth
Strategy Investment Division (Class B) and before that Met/Franklin
Templeton Founding Strategy Investment Division (Class B)) (4/28/2008)....... 2008    9.99           7.04                 124
                                                                              2009    7.04           8.94                 177
                                                                              2010    8.94           9.71                 218
                                                                              2011    9.71           9.42                 256
                                                                              2012    9.42          10.81                 255
                                                                              2013   10.81          11.64                   0
MetLife Mid Cap Stock Index Investment Division (Class A).................... 2006   14.75          16.04               9,101
                                                                              2007   16.04          17.08               8,404
                                                                              2008   17.08          10.76               7,317
                                                                              2009   10.76          14.56               6,375
                                                                              2010   14.56          18.17               5,755
                                                                              2011   18.17          17.60               5,067
                                                                              2012   17.60          20.45               4,551
                                                                              2013   20.45          26.89               4,303
                                                                              2014   26.89          29.08               4,069
                                                                              2015   29.08          28.05               3,772
MetLife Stock Index Investment Division (Class A)............................ 2006   37.66          42.95              53,415
                                                                              2007   42.95          44.63              46,793
                                                                              2008   44.63          27.73              41,165
                                                                              2009   27.73          34.57              36,386
                                                                              2010   34.57          39.21              32,752
                                                                              2011   39.21          39.44              29,372
                                                                              2012   39.44          45.09              26,401
                                                                              2013   45.09          58.80              23,707
                                                                              2014   58.80          65.84              21,603
                                                                              2015   65.84          65.78              19,800
MFS(R) Research International Investment Division (Class A).................. 2006   13.58          17.02               3,004
                                                                              2007   17.02          19.10               3,266
                                                                              2008   19.10          10.89               3,093
                                                                              2009   10.89          14.19               2,576
                                                                              2010   14.19          15.65               2,138
                                                                              2011   15.65          13.85               1,897
                                                                              2012   13.85          16.00               1,669
                                                                              2013   16.00          18.90               1,512
                                                                              2014   18.90          17.41               1,428
                                                                              2015   17.41          16.93               1,322
MFS(R) Total Return Investment Division (Class E)............................ 2006   11.12          12.30               1,656
                                                                              2007   12.30          12.66               1,844
                                                                              2008   12.66           9.72               1,503
                                                                              2009    9.72          11.37               1,276
                                                                              2010   11.37          12.34               1,121
                                                                              2011   12.34          12.47                 984
                                                                              2012   12.47          13.72                 905
                                                                              2013   13.72          16.10                 899
                                                                              2014   16.10          17.25                 839
                                                                              2015   17.25          16.99                 757
MFS(R) Value Investment Division (Class A)................................... 2006   13.05          15.23              13,096
                                                                              2007   15.23          14.47              11,260
                                                                              2008   14.47           9.51               9,015
                                                                              2009    9.51          11.35               7,889
                                                                              2010   11.35          12.49               7,055
                                                                              2011   12.49          12.44               6,320
                                                                              2012   12.44          14.33               5,679
                                                                              2013   14.33          19.22               5,862
                                                                              2014   19.22          21.03               5,336
                                                                              2015   21.03          20.74               4,895
MFS(R) Value Investment Division (Class A) (formerly FI Value Leaders
Investment Division (Class E))............................................... 2006   29.18          32.21                 728
                                                                              2007   32.21          33.09                 576
                                                                              2008   33.09          19.93                 444
                                                                              2009   19.93          23.94                 367
                                                                              2010   23.94          27.06                 320
                                                                              2011   27.06          25.04                 290
                                                                              2012   25.04          28.59                 265
                                                                              2013   28.59          31.50                   0
MFS(R) Value Investment Division (Class A) (formerly Met/Franklin Mutual
Shares Investment Division (Class B)) (4/28/2008)............................ 2008    9.99           6.60                  74
                                                                              2009    6.60           8.15                 155
                                                                              2010    8.15           8.93                 259
                                                                              2011    8.93           8.77                 328
                                                                              2012    8.77           9.87                 309
                                                                              2013    9.87          10.82                   0


                                    A-PPA-63

                                            1.25 SEPARATE ACCOUNT CHARGE (CONTINUED)
                                                                                                                      NUMBER OF
                                                                                       BEGINNING OF                  ACCUMULATION
                                                                                           YEAR        END OF YEAR   UNITS END OF
                                                                                       ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                             YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
------------------------------------------------------------------------------ ------ -------------- -------------- -------------
Morgan Stanley Mid Cap Growth Investment Division (Class A)................... 2010   13.70          15.94              15,840
                                                                               2011   15.94          14.70              14,266
                                                                               2012   14.70          15.90              12,904
                                                                               2013   15.90          21.88              11,673
                                                                               2014   21.88          21.89              10,709
                                                                               2015   21.89          20.59               9,871
Morgan Stanley Mid Cap Growth Investment Division (Class A) (formerly FI
Mid Cap Opportunities Investment Division (Class A)).......................... 2006   18.13          20.03              25,415
                                                                               2007   20.03          21.43              21,648
                                                                               2008   21.43           9.46              19,350
                                                                               2009    9.46          12.50              17,589
                                                                               2010   12.50          13.55                   0
MSCI EAFE(R) Index Investment Division (Class A).............................. 2006   12.85          15.96              10,009
                                                                               2007   15.96          17.47               9,691
                                                                               2008   17.47           9.99               9,244
                                                                               2009    9.99          12.70               8,280
                                                                               2010   12.70          13.57               7,632
                                                                               2011   13.57          11.73               7,318
                                                                               2012   11.73          13.71               6,461
                                                                               2013   13.71          16.50               6,022
                                                                               2014   16.50          15.32               6,058
                                                                               2015   15.32          14.96               5,807
Neuberger Berman Genesis Investment Division (Class A)........................ 2006   18.94          21.84              13,598
                                                                               2007   21.84          20.82              11,482
                                                                               2008   20.82          12.67               9,126
                                                                               2009   12.67          14.16               8,002
                                                                               2010   14.16          17.00               7,015
                                                                               2011   17.00          17.77               6,170
                                                                               2012   17.77          19.31               5,472
                                                                               2013   19.31          26.42               5,236
                                                                               2014   26.42          26.10               4,713
                                                                               2015   26.10          25.92               4,241
Neuberger Berman Genesis Investment Division (Class A) (formerly MLA
Mid Cap Investment Division (Class E))........................................ 2006   14.62          16.57                 995
                                                                               2007   16.57          15.94               1,142
                                                                               2008   15.94           9.72                 826
                                                                               2009    9.72          13.14                 718
                                                                               2010   13.14          15.98                 630
                                                                               2011   15.98          14.95                 550
                                                                               2012   14.95          15.57                 483
                                                                               2013   15.57          16.89                   0
Oppenheimer Global Equity Investment Division (Class A) (formerly
Met/Templeton Growth Investment Division (Class B)) (4/28/2008)............... 2008    9.99           6.57                  13
                                                                               2009    6.57           8.61                  69
                                                                               2010    8.61           9.16                  81
                                                                               2011    9.16           8.42                 100
                                                                               2012    8.42          10.16                 124
                                                                               2013   10.16          10.81                   0
Oppenheimer Global Equity Investment Division* (Class A)...................... 2006   17.44          20.09               7,630
                                                                               2007   20.09          21.13               6,775
                                                                               2008   21.13          12.44               5,806
                                                                               2009   12.44          17.25               5,236
                                                                               2010   17.25          19.80               4,674
                                                                               2011   19.80          17.95               4,229
                                                                               2012   17.95          21.54               3,759
                                                                               2013   21.54          27.11               3,493
                                                                               2014   27.11          27.44               3,218
                                                                               2015   27.44          28.23               3,002
PIMCO Inflation Protected Bond Investment Division (Class E) (5/1/2006)....... 2006   11.07          11.19                 275
                                                                               2007   11.19          12.26                 512
                                                                               2008   12.26          11.29               2,964
                                                                               2009   11.29          13.18               3,038
                                                                               2010   13.18          14.05               3,051
                                                                               2011   14.05          15.43               3,167
                                                                               2012   15.43          16.64               3,267
                                                                               2013   16.64          14.93               2,470
                                                                               2014   14.93          15.20               2,083
                                                                               2015   15.20          14.56               1,695


                                    A-PPA-64

                                          1.25 SEPARATE ACCOUNT CHARGE (CONTINUED)
                                                                                                                  NUMBER OF
                                                                                   BEGINNING OF                  ACCUMULATION
                                                                                       YEAR        END OF YEAR   UNITS END OF
                                                                                   ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                         YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
-------------------------------------------------------------------------- ------ -------------- -------------- -------------
PIMCO Total Return Investment Division (Class A).......................... 2006   12.39          12.83              9,738
                                                                           2007   12.83          13.66              9,031
                                                                           2008   13.66          13.58              8,058
                                                                           2009   13.58          15.88              8,087
                                                                           2010   15.88          17.00              7,932
                                                                           2011   17.00          17.37              6,931
                                                                           2012   17.37          18.80              6,580
                                                                           2013   18.80          18.25              5,934
                                                                           2014   18.25          18.83              5,144
                                                                           2015   18.83          18.65              4,583
Russell 2000(R) Index Investment Division (Class A)....................... 2006   16.43          19.14              8,072
                                                                           2007   19.14          18.62              6,978
                                                                           2008   18.62          12.23              6,134
                                                                           2009   12.23          15.22              5,450
                                                                           2010   15.22          19.08              4,975
                                                                           2011   19.08          18.07              4,386
                                                                           2012   18.07          20.77              3,900
                                                                           2013   20.77          28.43              3,542
                                                                           2014   28.43          29.49              3,325
                                                                           2015   29.49          27.88              3,082
SSGA Growth and Income ETF Investment Division (Class E) (5/1/2006)....... 2006   10.52          11.19                 88
                                                                           2007   11.19          11.66                140
                                                                           2008   11.66           8.64                263
                                                                           2009    8.64          10.67                407
                                                                           2010   10.67          11.83                570
                                                                           2011   11.83          11.83                695
                                                                           2012   11.83          13.19                735
                                                                           2013   13.19          14.74                702
                                                                           2014   14.74          15.43                641
                                                                           2015   15.43          14.94                529
SSGA Growth ETF Investment Division (Class E) (5/1/2006).................. 2006   10.73          11.45                 91
                                                                           2007   11.45          11.96                231
                                                                           2008   11.96           7.92                242
                                                                           2009    7.92          10.12                306
                                                                           2010   10.12          11.41                310
                                                                           2011   11.41          11.05                407
                                                                           2012   11.05          12.56                443
                                                                           2013   12.56          14.68                483
                                                                           2014   14.68          15.29                452
                                                                           2015   15.29          14.77                411
T. Rowe Price Large Cap Growth Investment Division (Class A).............. 2006   13.00          14.54              7,871
                                                                           2007   14.54          15.71              7,073
                                                                           2008   15.71           9.02              6,007
                                                                           2009    9.02          12.78              5,542
                                                                           2010   12.78          14.77              4,940
                                                                           2011   14.77          14.43              4,416
                                                                           2012   14.43          16.95              4,165
                                                                           2013   16.95          23.30              4,907
                                                                           2014   23.30          25.11              4,527
                                                                           2015   25.11          27.47              4,336
T. Rowe Price Large Cap Growth Investment Division (Class A) (formerly
RCM Technology Investment Division (Class A))............................. 2006    5.88           6.13              3,454
                                                                           2007    6.13           7.97              4,717
                                                                           2008    7.97           4.39              3,642
                                                                           2009    4.39           6.90              4,293
                                                                           2010    6.90           8.74              3,933
                                                                           2011    8.74           7.79              3,103
                                                                           2012    7.79           8.65              2,552
                                                                           2013    8.65           9.06                  0
T. Rowe Price Mid Cap Growth Investment Division (Class A)................ 2006    8.35           8.79              4,609
                                                                           2007    8.79          10.23              5,476
                                                                           2008   10.23           6.10              4,599
                                                                           2009    6.10           8.79              4,236
                                                                           2010    8.79          11.12              3,846
                                                                           2011   11.12          10.83              3,468
                                                                           2012   10.83          12.19              3,180
                                                                           2013   12.19          16.49              3,149
                                                                           2014   16.49          18.41              3,019
                                                                           2015   18.41          19.43              3,112


                                    A-PPA-65

                                         1.25 SEPARATE ACCOUNT CHARGE (CONTINUED)
                                                                                                                NUMBER OF
                                                                                 BEGINNING OF                  ACCUMULATION
                                                                                     YEAR        END OF YEAR   UNITS END OF
                                                                                 ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                       YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
------------------------------------------------------------------------ ------ -------------- -------------- -------------
T. Rowe Price Small Cap Growth Investment Division (Class A)............ 2006   14.84          15.23              10,952
                                                                         2007   15.23          16.53               9,232
                                                                         2008   16.53          10.41               8,125
                                                                         2009   10.41          14.29               7,354
                                                                         2010   14.29          19.05               6,885
                                                                         2011   19.05          19.15               6,167
                                                                         2012   19.15          21.97               5,608
                                                                         2013   21.97          31.37               5,264
                                                                         2014   31.37          33.12               4,790
                                                                         2015   33.12          33.60               4,545
Western Asset Management Strategic Bond Opportunities Investment
Division (Class A)...................................................... 2006   20.88          21.66               3,134
                                                                         2007   21.66          22.26               2,757
                                                                         2008   22.26          18.68               2,080
                                                                         2009   18.68          24.40               1,833
                                                                         2010   24.40          27.17               1,855
                                                                         2011   27.17          28.48               1,545
                                                                         2012   28.48          31.36               1,437
                                                                         2013   31.36          31.32               1,291
                                                                         2014   31.32          32.62               1,203
                                                                         2015   32.62          31.67               1,117
Western Asset Management U.S. Government Investment Division (Class A).. 2006   16.49          16.96               2,936
                                                                         2007   16.96          17.48               2,695
                                                                         2008   17.48          17.21               2,209
                                                                         2009   17.21          17.73               1,924
                                                                         2010   17.73          18.53               1,768
                                                                         2011   18.53          19.31               1,528
                                                                         2012   19.31          19.72               1,400
                                                                         2013   19.72          19.33               1,280
                                                                         2014   19.33          19.63               1,165
                                                                         2015   19.63          19.50               1,063
WMC Balanced Investment Division (Class A).............................. 2006   29.62          32.33              31,232
                                                                         2007   32.33          33.82              26,632
                                                                         2008   33.82          25.12              21,582
                                                                         2009   25.12          29.10              18,577
                                                                         2010   29.10          31.52              16,421
                                                                         2011   31.52          32.31              14,468
                                                                         2012   32.31          35.87              12,969
                                                                         2013   35.87          42.72              11,682
                                                                         2014   42.72          46.65              10,531
                                                                         2015   46.65          47.26               9,554
WMC Core Equity Opportunities Investment Division (Class A)............. 2006   34.87          39.46               3,990
                                                                         2007   39.46          40.76               3,839
                                                                         2008   40.76          24.41               3,308
                                                                         2009   24.41          31.83               2,967
                                                                         2010   31.83          35.21               2,670
                                                                         2011   35.21          33.37               2,317
                                                                         2012   33.37          37.20               2,038
                                                                         2013   37.20          49.13               1,818
                                                                         2014   49.13          53.68               1,620
                                                                         2015   53.68          54.29               1,453
WMC Large Cap Research Investment Division (Class A) (formerly
BlackRock Large Cap Investment Division (Class A))...................... 2006   32.05          36.12              27,458
                                                                         2007   36.12          37.93                   0
WMC Large Cap Research Investment Division* (Class A)................... 2007   37.61          38.04              23,220
                                                                         2008   38.04          23.62              19,811
                                                                         2009   23.62          27.86              17,618
                                                                         2010   27.86          31.02              15,757
                                                                         2011   31.02          30.80              14,126
                                                                         2012   30.80          34.58              12,684
                                                                         2013   34.58          45.98              11,377
                                                                         2014   45.98          51.74              10,359
                                                                         2015   51.74          53.60               9,390


------------
* We are waiving a portion of the Separate Account charge for the Investment Divisions investing in the WMC Large Cap Research Portfolio and the Oppenheimer Global Equity Investment Division.


The assets of the ClearBridge Aggressive Growth II Investment Division of the Met Investors Fund merged into ClearBridge Aggressive Growth Investment Division of the Met Investors Fund on April 28, 2014. Accumulation Unit Values prior to April 28, 2014 are those of the ClearBridge Aggressive Growth II Investment Division.


                                    A-PPA-66

The assets of the MetLife Growth Strategy Investment Division of the Met Investors Fund merged into MetLife Asset Allocation 80 Investment Division of the Metropolitan Fund on April 28, 2014. Accumulation Unit Values prior to April 28, 2014 are those of the MetLife Growth Strategy Investment Division.

The assets of the FI Value Leaders Investment Division (Class E) of the Metropolitan Fund were merged into MFS(R) Value Investment Division (Class A) of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the FI Value Leaders Investment Division.

The assets of the Met/Franklin Income Investment Division of the Met Investors Fund were merged into Loomis Sayles Global Markets Investment Division of the Met Investors Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Met/Franklin Income Investment Division.

The assets of the Met/Franklin Mutual Shares Investment Division (Class B) of the Met Investors Fund were merged into MFS(R) Value Investment Division (Class
A) of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Met/Franklin Mutual Shares Investment Division.

The assets of the Met/Franklin Templeton Founding Strategy Investment Division of the Met Investors Fund were merged into MetLife Growth Strategy Investment Division of the Met Investors Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Met/Franklin Templeton Founding Strategy Investment Division.

The assets of the MLA Mid Cap Investment Division (Class E) of the Met Investors Fund were merged into Neuberger Berman Genesis Investment Division (Class A) of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the MLA Mid Cap Investment Division.

The assets of the Oppenheimer Global Equity Investment Division of the Metropolitan Fund were merged into Oppenheimer Global Equity Investment Division of the Met Investors Trust on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Oppenheimer Global Equity Portfolio of the Metropolitan Fund.

The assets of the RCM Technology Investment Division of the Met Investors Fund were merged into T. Rowe Price Large Cap Growth Investment Division of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the RCM Technology Investment Division.

The assets of the Met/Templeton Growth Investment Division (Class B) of the Met Investors Fund were merged into Oppenheimer Global Equity Investment Division (Class A) of the Met Investors Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Met/Templeton Growth Investment Division.

The assets of the Oppenheimer Capital Appreciation Investment Division (Class
E) of the Met Investors Fund were merged into the Jennison Growth Investment Division (Class A) of the Metropolitan Fund on April 30, 2012. Accumulation Unit Values prior to April 30, 2012 are those of the Oppenheimer Capital Appreciation Investment Division.

The assets of the Lord Abbett Mid Cap Value Investment Division (formerly the Neuberger Berman Mid Cap Value Division) of the Metropolitan Fund were merged into the Lord Abbett Mid Cap Value Investment Division of the Met Investors Fund. Accumulation Unit Values prior to April 30, 2012 are those of the Lord Abbett Mid Cap Value Investment Division of the Metropolitan Fund.

The assets of Legg Mason Value Equity Investment Division of the Met Investors Trust were merged into the Legg Mason ClearBridge Aggressive Growth Investment Division of the Met Investors Trust on May 2, 2011. Accumulation Unit Values prior to May 2, 2011 are those of the Legg Mason Value Equity Investment Division.

The assets of MetLife Aggressive Allocation Investment Division of the Metropolitan Fund were merged into the MetLife Aggressive Strategy Investment Division of the Met Investors Trust on May 2, 2011. Accumulation Unit Values prior to May 2, 2011 are those of the MetLife Aggressive Allocation Investment Division.

The assets of FI Mid Cap Opportunities Investment Division were merged into this Investment Division on May 3, 2010. Accumulation Unit Values prior to May 3, 2010 are those of FI Mid Cap Opportunities Investment Division.

The assets of FI Large Cap Investment Division of the Metropolitan Funds were merged into the BlackRock Legacy Large Cap Growth Investment Division of the Met Investors Fund on May 1, 2009. Accumulation Unit Values prior to May 1, 2009 are those of the FI Large Cap Investment Division.

Effective April 28, 2008, the Fidelity Overseas Investment Division of the Fidelity(R) VIP Funds was replaced by the MFS(R) Research International Division of the Met Investors Fund, and, is no longer available as a funding option.


                                    A-PPA-67

The assets of BlackRock Large Cap Investment Division of the Metropolitan Fund were merged into the WMC Large Cap Research Investment Division of the Met Investors Fund on April 30, 2007. Accumulation Unit Values prior to April 30, 2007 are those of the BlackRock Large Cap Investment Division.

The assets of the MFS(R) Investors Trust Investment Division were merged into the Legg Mason Value Equity Investment Division prior to the opening of business on May 1, 2006. Accumulation Unit Values prior to May 1, 2006 are those of MFS(R) Investors Trust Investment Division.

The assets in Met/Putnam Voyager Investment Division were merged into Jennison Growth Investment Division prior to the opening of business on May 2, 2005. The Met/Putnam Voyager Investment Division is no longer available.

The Investment Division with the name FI Mid Cap Opportunities was merged into the Janus Mid Cap Investment Division prior to the opening of business on May 3, 2004 and was renamed FI Mid Cap Opportunities. The Investment Division with the name FI Mid Cap Opportunities on April 30, 2004 ceased to exist. The Accumulation Unit Values history prior to May 1,2004 is that of the Janus Mid Cap Investment Division.

Please see the Table of Expenses for more information.

                                    A-PPA-68

                                   APPENDIX C
--------------------------------------------------------------------------------

                ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS


Certain Portfolios were subject to a name change or merger. The chart below identifies the former name and new name of each of these Portfolios, and where applicable, the former name and the new name of the trust of which the Portfolio is a part.


PORTFOLIO NAME CHANGES

The following former Portfolios were renamed:




                     FORMER NAME                                              NEW NAME
----------------------------------------------------- -------------------------------------------------------
MET INVESTORS SERIES TRUST                            MET INVESTORS SERIES TRUST
 WMC Large Cap Research Portfolio -- Class A          Met/Wellington Large Cap Research Portfolio -- Class A
METROPOLITAN SERIES FUND                              METROPOLITAN SERIES FUND
 WMC Balanced Portfolio -- Class A                    Met/Wellington Balanced Portfolio -- Class A
 WMC Core Equity Opportunities Portfolio -- Class A   Met/Wellington Core Equity Opportunities Portfolio --
                                                      Class A



PORTFOLIO MERGERS

The following former Portfolio merged with and into the new Portfolio:




              FORMER PORTFOLIO/TRUST                          NEW PORTFOLIO/TRUST
-------------------------------------------------- ----------------------------------------
MET INVESTORS SERIES TRUST                         METROPOLITAN SERIES FUND
 Lord Abbett Bond Debenture Portfolio -- Class A   Western Asset Management Strategic Bond
                                                   Opportunities Portfolio -- Class A



                                    A-PPA-69

                                   APPENDIX D

--------------------------------------------------------------------------------
                      PORTFOLIO LEGAL AND MARKETING NAMES


          SERIES FUND/TRUST                   PORTFOLIO/SERIES                  MARKETING NAME
------------------------------------ ---------------------------------- -----------------------------
American Funds Insurance Series(R)   Bond Fund                          American Funds Bond Fund
American Funds Insurance Series(R)   Global Small Capitalization Fund   American Funds Global Small
                                                                        Capitalization Fund
American Funds Insurance Series(R)   Growth-Income Fund                 American Funds Growth-Income
                                                                        Fund
American Funds Insurance Series(R)   Growth Fund                        American Funds Growth Fund


                                    A-PPA-70

                                   APPENDIX E

--------------------------------------------------------------------------------
         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SERVICES
PRINCIPAL UNDERWRITER
CUSTODIAN
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT
EXPERIENCE FACTOR
VARIABLE INCOME PAYMENTS
  ASSUMED INVESTMENT RETURN (AIR)
  AMOUNT OF INCOME PAYMENTS
  ANNUITY UNIT VALUE
  REALLOCATING PRIVILEGE
CALCULATING THE ANNUITY UNIT VALUE
  DETERMINING THE VARIABLE INCOME PAYMENT
ADVERTISEMENT OF THE SEPARATE ACCOUNT
VOTING RIGHTS
  DISREGARDING VOTING INSTRUCTIONS
TAXES
  NON-QUALIFIED ANNUITY CONTRACTS
  QUALIFIED ANNUITY CONTRACTS
  TYPES OF QUALIFIED ANNUITY CONTRACTS
  ERISA
  FEDERAL ESTATE TAXES
  GENERATION-SKIPPING TRANSFER TAX
  ANNUITY PURCHASE PAYMENT BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS
WITHDRAWALS
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT
FINANCIAL STATEMENTS OF METLIFE


                                    A-PPA-71

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If You would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

     [ ] Metropolitan Life Separate Account E

     [ ] Metropolitan Series Fund

     [ ] Met Investors Series Trust

     [ ] American Funds Insurance Series(R)

     [ ] I have changed my address. My current address is:


                                           Name --------------------------------
-------------------------------------
            (Contract Number)
                                           Address -------------------------------

-------------------------------------      -------------------------------------
               (Signature)                                                      zip

Metropolitan Life Insurance Company
P.O. Box 10342
Des Moines, IA 50306-0342


                                    A-PPA-73

                                                                     May 1, 2016



   PREFERENCE PLUS(R) ACCOUNT VARIABLE DEFERRED AND INCOME ANNUITY CONTRACTS
                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY
This Prospectus describes individual and group Preference Plus Account Contracts for deferred variable annuities (" Deferred Annuities") and Preference Plus immediate variable income annuities (" Income Annuities"). We no longer offer the Deferred Annuities and Income Annuities. However, Contract owners and participants may continue to make additional purchase payments and new participants may enroll under any issued group Contract.

You decide how to allocate your money among the various available investment choices. The investment choices available to You are listed in the Contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account/Fixed Income Option (not described in this Prospectus) and Investment Divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund ("Metropolitan Fund"), Portfolios of the Met Investors Series Trust ("Met Investors Fund"), Portfolios of the Calvert Variable Series, Inc. ("Calvert Fund") and funds of the American Funds Insurance Series(R) ("American Funds(R)"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.


AMERICAN FUNDS(R)

     American Funds Bond Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund

CALVERT FUND

     Calvert VP SRI Balanced Portfolio

MET INVESTORS FUND

     American Funds(R) Balanced Allocation Portfolio
     American Funds(R) Growth Allocation Portfolio
     American Funds(R) Moderate Allocation Portfolio
     Clarion Global Real Estate Portfolio
     ClearBridge Aggressive Growth Portfolio
     Harris Oakmark International Portfolio
     Invesco Mid Cap Value Portfolio
     Invesco Small Cap Growth Portfolio

     Loomis Sayles Global Markets Portfolio

     Met/Franklin Low Duration Total Return Portfolio

     Met/Wellington Large Cap Research Portfolio

     MetLife Asset Allocation 100 Portfolio
     MFS(R) Research International Portfolio
     Morgan Stanley Mid Cap Growth Portfolio
     Oppenheimer Global Equity Portfolio
     PIMCO Inflation Protected Bond Portfolio
     PIMCO Total Return Portfolio
     SSGA Growth and Income ETF Portfolio
     SSGA Growth ETF Portfolio

     T. Rowe Price Mid Cap Growth Portfolio

METROPOLITAN FUND
     Baillie Gifford International Stock Portfolio

     Barclays Aggregate Bond Index Portfolio
     BlackRock Bond Income Portfolio
     BlackRock Capital Appreciation Portfolio
     BlackRock Large Cap Value Portfolio
     Frontier Mid Cap Growth Portfolio
     Jennison Growth Portfolio
     Loomis Sayles Small Cap Core Portfolio
     Loomis Sayles Small Cap Growth Portfolio
     Met/Artisan Mid Cap Value Portfolio

     Met/Wellington Balanced Portfolio
     Met/Wellington Core Equity Opportunities Portfolio

     MetLife Asset Allocation 20 Portfolio
     MetLife Asset Allocation 40 Portfolio
     MetLife Asset Allocation 60 Portfolio
     MetLife Asset Allocation 80 Portfolio
     MetLife Mid Cap Stock Index Portfolio
     MetLife Stock Index Portfolio
     MFS(R) Total Return Portfolio
     MFS(R) Value Portfolio
     MSCI EAFE(R) Index Portfolio
     Neuberger Berman Genesis Portfolio
     Russell 2000(R) Index Portfolio
     T. Rowe Price Large Cap Growth Portfolio
     T. Rowe Price Small Cap Growth Portfolio
     Western Asset Management Strategic Bond Opportunities Portfolio

     Western Asset Management U.S. Government Portfolio


     Certain Portfolios have been subject to a change. Please see Appendix C -- "Additional Information Regarding the
     Portfolios."


DEFERRED ANNUITIES AVAILABLE:
   o    TSA
   o    403(a)
   o    PEDC
   o    Keogh

INCOME ANNUITIES AVAILABLE:
   o    TSA
   o    403(a)
   o    PEDC
   o    Keogh

A WORD ABOUT INVESTMENT RISK:
An investment in any of these variable annuities involves investment risk. You could lose money You invest. Money invested is NOT:
   o    a bank deposit or obligation;
   o    federally insured or guaranteed; or
   o    endorsed by any bank or other financial institution.

HOW TO LEARN MORE:


Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities, Income Annuities and Metropolitan Life Separate Account E which You should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2016. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 72 of this Prospectus. To view or download the SAI, go to our website www.metlife.com. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company
P.O. Box 10342
Des Moines, IA 50306-0342
Phone: 800-638-7732

The Securities and Exchange Commission has a website (http://www.sec.gov), which You may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.



                          PROSPECTUS DATED MAY 1, 2016

                               TABLE OF CONTENTS






                                                       PAGE
                                                    ---------
IMPORTANT TERMS YOU SHOULD KNOW.................... B-PPA-3
TABLE OF EXPENSES.................................. B-PPA-5
ACCUMULATION UNIT VALUES TABLE..................... B-PPA-10
METLIFE............................................ B-PPA-11
METROPOLITAN LIFE SEPARATE ACCOUNT E............... B-PPA-11
VARIABLE ANNUITIES................................. B-PPA-11
A Deferred Annuity................................. B-PPA-12
An Income Annuity.................................. B-PPA-12
YOUR INVESTMENT CHOICES............................ B-PPA-12
Investment Choices Which Are Fund of Funds......... B-PPA-16
Additional Information About the Portfolios........ B-PPA-17
Certain Payments We Receive with Regard to the
  Portfolios....................................... B-PPA-17
Portfolio Selection................................ B-PPA-18
DEFERRED ANNUITIES................................. B-PPA-18
The Deferred Annuity and Your Retirement Plan...... B-PPA-19
403(b) Plan Terminations........................... B-PPA-19
Other Plan Terminations............................ B-PPA-19
Automated Investment Strategies.................... B-PPA-19
Purchase Payments.................................. B-PPA-20
  Purchase Payments -- Section 403(b) Plans........ B-PPA-21
  Allocation of Purchase Payments.................. B-PPA-21
  Limits on Purchase Payments...................... B-PPA-21
The Value of Your Investment....................... B-PPA-21
Transfers.......................................... B-PPA-22
Restrictions on Transfers.......................... B-PPA-23
Access To Your Money............................... B-PPA-25
  Account Reduction Loans.......................... B-PPA-25
  Systematic Withdrawal Program.................... B-PPA-25
  Minimum Distribution............................. B-PPA-27
Annual Contract Fee................................ B-PPA-27
  Account Reduction Loan Fees...................... B-PPA-27
Charges............................................ B-PPA-27
  Insurance-Related or Separate Account Charge..... B-PPA-27
  Investment-Related Charge........................ B-PPA-28
Premium and Other Taxes............................ B-PPA-28
Early Withdrawal Charges........................... B-PPA-28
  When No Early Withdrawal Charge Applies.......... B-PPA-29
  When A Different Early Withdrawal Charge
    May Apply...................................... B-PPA-31
Free Look.......................................... B-PPA-32
Death Benefit...................................... B-PPA-32
Pay-Out Options (or Income Options)................ B-PPA-33
INCOME ANNUITIES................................... B-PPA-34
Income Payment Types............................... B-PPA-34
Minimum Size of Your Income Payment................ B-PPA-36
Allocation......................................... B-PPA-36
The Value of Your Income Payments.................. B-PPA-36
Reallocations...................................... B-PPA-37


                                                       PAGE
                                                    ---------
Restrictions on Transfers.......................... B-PPA-38
Contract Fee....................................... B-PPA-40
Charges............................................ B-PPA-41
  Insurance-Related or Separate Account Charge..... B-PPA-41
  Investment-Related Charge........................ B-PPA-41
Premium and Other Taxes............................ B-PPA-41
Free Look.......................................... B-PPA-42
GENERAL INFORMATION................................ B-PPA-42
Administration..................................... B-PPA-42
  Purchase Payments................................ B-PPA-42
  Confirming Transactions.......................... B-PPA-43
  Processing Transactions.......................... B-PPA-43
  By Telephone or Internet......................... B-PPA-43
  Telephone and Computer Systems................... B-PPA-43
  After Your Death................................. B-PPA-44
  Abandoned Property Requirements.................. B-PPA-44
  Misstatement..................................... B-PPA-44
  Cybersecurity.................................... B-PPA-44
  Third Party Requests............................. B-PPA-45
  Valuation -- Suspension of Payments.............. B-PPA-45
Advertising Performance............................ B-PPA-45
Changes to Your Deferred Annuity or Income
  Annuity.......................................... B-PPA-46
Voting Rights...................................... B-PPA-47
Who Sells the Deferred Annuities and Income
  Annuities........................................ B-PPA-48
Financial Statements............................... B-PPA-49
Your Spouse's Rights............................... B-PPA-49
When We Can Cancel Your Deferred Annuity or
  Income Annuity................................... B-PPA-49
INCOME TAXES....................................... B-PPA-50
Introduction....................................... B-PPA-50
Qualified Annuity Contracts........................ B-PPA-50
Required Minimum Distributions..................... B-PPA-53
Additional Information Regarding TSA (ERISA and
  non-ERISA) 403(b)................................ B-PPA-53
LEGAL PROCEEDINGS.................................. B-PPA-55
APPENDIX A: PREMIUM TAX TABLE...................... B-PPA-57
APPENDIX B: ACCUMULATION UNIT VALUES FOR EACH
  INVESTMENT DIVISION.............................. B-PPA-58
APPENDIX C: ADDITIONAL INFORMATION REGARDING
  THE PORTFOLIOS................................... B-PPA-69
APPENDIX D: PORTFOLIO LEGAL AND MARKETING
  NAMES............................................ B-PPA-70
APPENDIX E: TEXAS OPTIONAL RETIREMENT
  PROGRAM.......................................... B-PPA-71
APPENDIX F: TABLE OF CONTENTS FOR THE STATEMENT
  OF ADDITIONAL INFORMATION........................ B-PPA-72



                                    B-PPA-2

                        IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE -- When You purchase a Deferred Annuity, an account is set up for You. Your Account Balance is the total amount of money credited to You under your Deferred Annuity including money in the Investment Divisions of the Separate Account and the Fixed Interest Account, less any account reduction loans.

ACCUMULATION UNIT VALUE -- With a Deferred Annuity, money paid-in or transferred into an Investment Division of the Separate Account is credited to You in the form of accumulation units. Accumulation units are established for each Investment Division. We determine the value of these accumulation units as of the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ANNUITY UNIT VALUE -- With an Income Annuity or variable pay-out option, the money paid-in or reallocated into an Investment Division of the Separate Account is held in the form of annuity units. Annuity units are established for each Investment Division. We determine the value of these annuity units as of the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR) -- Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given Investment Division to determine all subsequent payments to You.

CONTRACT -- A Contract is the legal agreement between You and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to You under a group annuity Contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.


CONTRACT YEAR -- Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12-month period. However, depending on underwriting and plan requirements, the first Contract Year may range from the initial three to fifteen months after the Deferred Annuity is issued.


EARLY WITHDRAWAL CHARGE -- The Early Withdrawal Charge is an amount we deduct from your Account Balance if You withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

EXCHANGE -- In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."


FREE LOOK -- You may cancel your Contract within a certain time period. This is known as a "free look." We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether You purchased your Contract from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund (i) all of your purchase payments (and any interest credited by the Fixed Account, if applicable) or (ii) your Account Balance as of the date your refund request is received at your Administrative Office in Good Order (this means you bear the risk of any decline in the value of your Contract due to the performance of the Investment Divisions during the Free Look period).

GOOD ORDER -- A request or transaction generally is considered in "Good Order" if it complies with our administrative procedures, and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone) along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Investment Divisions affected by the requested transaction; the signatures of all Contract Owners (exactly as indicated on the contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner's consents. With respect to purchase payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular



                                    B-PPA-3
transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If You have any questions, You should contact us or your MetLife Designated Office before submitting the form or request.


INVESTMENT DIVISION -- Investment Divisions are subdivisions of the Separate Account. When You allocate a purchase payment, transfer money or make reallocations of your income payment to an Investment Division, the Investment Division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, Met Investors Fund Calvert Fund or American Funds(R).


METLIFE -- MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE -- The MetLife Designated Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-800-638-7732.

SEPARATE ACCOUNT -- A Separate Account is an investment account. All assets contributed to Investment Divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.

VARIABLE ANNUITY -- An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the Investment Divisions in a Variable Annuity.


YOU -- In this Prospectus, depending on the context, "You" may mean either the purchaser of the Deferred Annuity or Income Annuity, , the annuitant under an Income Annuity or the participant or annuitant under certain group arrangements. In cases where we are referring to giving instructions or making payments to us for PEDC Contracts, "You" means the employer and, for Keogh Contracts, "You" means the plan trustee. Under the PEDC or Keogh plans where the participant or annuitant is allowed to choose among investment choices, "You" means the participant or annuitant who is giving us instructions about the investment choices. In connection with a 403(b) plan termination, as of the date of the Contract or cash distribution under such plan termination, "You" means the participant who has received such Contract or cash distribution.



                                    B-PPA-4

                               TABLE OF EXPENSES
--------------------------------------------------------------------------------
            PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME ANNUITIES


The following tables describe the fees and expenses You will pay when You buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges You will pay at the time You purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or make transfers/reallocations between the Investment Divisions of your Deferred Annuity or Income Annuity. The tables do not show premium taxes (ranging from 0.5% to 3.5%, which are applicable only in certain jurisdictions-see Appendix A) and other taxes which may apply.


CONTRACT OWNER TRANSACTION EXPENSES


SALES LOAD IMPOSED ON PURCHASE PAYMENTS.............................................. None
EARLY WITHDRAWAL CHARGE.............................................................. Up to 7%
(as a percentage of each purchase payment funding the withdrawal during the pay-in phase)(1)
EXCHANGE FEE FOR DEFERRED ANNUITIES.................................................. None
SURRENDER FEE FOR DEFERRED ANNUITIES................................................. None
ACCOUNT REDUCTION LOAN INITIATION FEE................................................ $ 75(2)
ANNUAL ACCOUNT REDUCTION LOAN MAINTENANCE FEE (PER LOAN OUTSTANDING)................. $ 50(2)
INCOME ANNUITY CONTRACT FEE(2)....................................................... $350
TRANSFER FEE......................................................................... None

The second table describes the fees and expenses that You will bear periodically during the time You hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.


ANNUAL CONTRACT FEE FOR DEFERRED ANNUITIES(3)............................ None
SEPARATE ACCOUNT CHARGE(4)
(as a percentage of your average Account Balance in the Separate Account)
General Administrative Expenses Charge................................... .50%
Mortality and Expense Risk Charge........................................ .75%
TOTAL SEPARATE ACCOUNT ANNUAL CHARGE(4)
Current and Maximum Guaranteed Charge:................................... 1.25%


We are waiving 0.08% of the Separate Account Charge for the Investment Division investing in the Met/Wellington Large Cap Research Portfolio (formerly WMC Large Cap Research Portfolio). We are waiving an amount equal to the Portfolio expenses that are in excess 0.62% for the Investment Division investing in the Oppenheimer Global Equity Portfolio of the Met Investors Fund.


The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that You may bear periodically while You hold the Contract. Certain Portfolios may impose a redemption fee in the future. All of the Portfolios listed below are Class A except for the BlackRock Large Cap Value, BlackRock Capital Appreciation, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, MFS(R) Total Return, PIMCO Inflation Protected Bond, SSGA Growth ETF, SSGA Growth and Income ETF Portfolios, which are Class E Portfolios, Loomis Sayles Global Markets and Met/Franklin Low Duration Total Return, which are Class B Portfolios, American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation, which are Class C Portfolios, and the Portfolios of the American Funds(R), which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund, the Calvert Fund and the American Funds(R) fees and expenses are contained in their respective prospectuses. Current prospectuses for the Portfolios can be obtained by calling 800 638-7732. Please read the prospectuses carefully before making your allocations to the Investment Divisions.


                                    B-PPA-5

MINIMUM AND MAXIMUM TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES


                                                                                              MINIMUM     MAXIMUM
                                                                                             ---------   --------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Portfolio assets, including management fees, distribution
 and/or service (12b-1) fees, and other expenses).........................................    0.27%       1.05%

PORTFOLIO FEES AND EXPENSES
(as a percentage of average daily net assets)


The following table is a summary. For more complete information on Portfolio fees and expenses, please refer to the prospectus for each Portfolio.




                                                               DISTRIBUTION
                                                                  AND/OR
                                                  MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                             FEE      (12B-1) FEES   EXPENSES
------------------------------------------------ ------------ -------------- ----------
AMERICAN FUNDS(R) -- CLASS 2
 American Funds Bond Fund.......................    0.37%     0.25%          0.01%
 American Funds Global Small
  Capitalization Fund...........................    0.69%     0.25%          0.04%
 American Funds Growth Fund.....................    0.33%     0.25%          0.02%
 American Funds Growth-Income Fund..............    0.27%     0.25%          0.02%
CALVERT FUND -- CLASS I
 Calvert VP SRI Balanced Portfolio..............    0.53%       --           0.17%
MET INVESTORS FUND
 American Funds(R) Balanced Allocation
  Portfolio -- Class C..........................    0.06%     0.55%            --
 American Funds(R) Growth Allocation
  Portfolio -- Class C..........................    0.06%     0.55%          0.01%
 American Funds(R) Moderate Allocation
  Portfolio -- Class C..........................    0.06%     0.55%          0.01%
 Clarion Global Real Estate Portfolio --
  Class E.......................................    0.60%     0.15%          0.04%
 ClearBridge Aggressive Growth Portfolio --
  Class A.......................................    0.55%       --           0.02%
 Harris Oakmark International Portfolio --
  Class E.......................................    0.77%     0.15%          0.06%
 Invesco Mid Cap Value Portfolio --
  Class A.......................................    0.64%       --           0.04%
 Invesco Small Cap Growth Portfolio --
  Class E.......................................    0.85%     0.15%          0.02%
 Loomis Sayles Global Markets Portfolio --
  Class B.......................................    0.70%     0.25%          0.08%
 Met/Franklin Low Duration Total Return
  Portfolio -- Class B..........................    0.49%     0.25%          0.05%
 Met/Wellington Large Cap Research
  Portfolio -- Class A..........................    0.56%       --           0.03%
 MetLife Asset Allocation 100 Portfolio --
  Class A.......................................    0.07%       --           0.01%
 MFS(R) Research International Portfolio --
  Class A.......................................    0.69%       --           0.07%
 Morgan Stanley Mid Cap Growth
  Portfolio -- Class A..........................    0.65%       --           0.03%
 Oppenheimer Global Equity Portfolio --
  Class A.......................................    0.66%       --           0.05%
 PIMCO Inflation Protected Bond
  Portfolio -- Class E..........................    0.47%     0.15%          0.15%
 PIMCO Total Return Portfolio -- Class A........    0.48%       --           0.04%
 SSGA Growth and Income ETF Portfolio --
  Class E.......................................    0.31%     0.15%            --
 SSGA Growth ETF Portfolio -- Class E...........    0.32%     0.15%          0.02%



                                                                   TOTAL       FEE WAIVER    NET TOTAL
                                                    ACQUIRED       ANNUAL        AND/OR       ANNUAL
                                                    FUND FEES    OPERATING      EXPENSE      OPERATING
PORTFOLIO                                         AND EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
------------------------------------------------ -------------- ----------- --------------- ----------
AMERICAN FUNDS(R) -- CLASS 2
 American Funds Bond Fund.......................   --             0.63%       --            0.63%
 American Funds Global Small
  Capitalization Fund...........................   --             0.98%       --            0.98%
 American Funds Growth Fund.....................   --             0.60%       --            0.60%
 American Funds Growth-Income Fund..............   --             0.54%       --            0.54%
CALVERT FUND -- CLASS I
 Calvert VP SRI Balanced Portfolio..............   --             0.70%       --            0.70%
MET INVESTORS FUND
 American Funds(R) Balanced Allocation
  Portfolio -- Class C.......................... 0.42%            1.03%       --            1.03%
 American Funds(R) Growth Allocation
  Portfolio -- Class C.......................... 0.43%            1.05%       --            1.05%
 American Funds(R) Moderate Allocation
  Portfolio -- Class C.......................... 0.40%            1.02%       --            1.02%
 Clarion Global Real Estate Portfolio --
  Class E.......................................   --             0.79%       --            0.79%
 ClearBridge Aggressive Growth Portfolio --
  Class A.......................................   --             0.57%     0.00%           0.57%
 Harris Oakmark International Portfolio --
  Class E.......................................   --             0.98%     0.02%           0.96%
 Invesco Mid Cap Value Portfolio --
  Class A....................................... 0.08%            0.76%     0.02%           0.74%
 Invesco Small Cap Growth Portfolio --
  Class E.......................................   --             1.02%     0.02%           1.00%
 Loomis Sayles Global Markets Portfolio --
  Class B.......................................   --             1.03%       --            1.03%
 Met/Franklin Low Duration Total Return
  Portfolio -- Class B..........................   --             0.79%     0.02%           0.77%
 Met/Wellington Large Cap Research
  Portfolio -- Class A..........................   --             0.59%     0.04%           0.55%
 MetLife Asset Allocation 100 Portfolio --
  Class A....................................... 0.68%            0.76%       --            0.76%
 MFS(R) Research International Portfolio --
  Class A.......................................   --             0.76%     0.06%           0.70%
 Morgan Stanley Mid Cap Growth
  Portfolio -- Class A..........................   --             0.68%     0.01%           0.67%
 Oppenheimer Global Equity Portfolio --
  Class A.......................................   --             0.71%     0.08%           0.63%
 PIMCO Inflation Protected Bond
  Portfolio -- Class E..........................   --             0.77%     0.01%           0.76%
 PIMCO Total Return Portfolio -- Class A........   --             0.52%     0.04%           0.48%
 SSGA Growth and Income ETF Portfolio --
  Class E....................................... 0.22%            0.68%       --            0.68%
 SSGA Growth ETF Portfolio -- Class E........... 0.24%            0.73%       --            0.73%


                                     B-PPA-6

                                                                  DISTRIBUTION
                                                                     AND/OR
                                                     MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                                FEE      (12B-1) FEES   EXPENSES
--------------------------------------------------- ------------ -------------- ----------
 T. Rowe Price Mid Cap Growth Portfolio --
  Class A..........................................    0.75%       --           0.03%
METROPOLITAN FUND
 Baillie Gifford International Stock
  Portfolio -- Class A.............................    0.79%       --           0.07%
 Barclays Aggregate Bond Index Portfolio --
  Class A..........................................    0.25%       --           0.03%
 BlackRock Bond Income Portfolio --
  Class A..........................................    0.32%       --           0.04%
 BlackRock Capital Appreciation
  Portfolio -- Class E.............................    0.69%     0.15%          0.02%
 BlackRock Large Cap Value Portfolio --
  Class E..........................................    0.63%     0.15%          0.03%
 Frontier Mid Cap Growth Portfolio --
  Class A..........................................    0.71%       --           0.03%
 Jennison Growth Portfolio -- Class A..............    0.60%       --           0.02%
 Loomis Sayles Small Cap Core Portfolio --
  Class A..........................................    0.90%       --           0.06%
 Loomis Sayles Small Cap Growth
  Portfolio -- Class A.............................    0.90%       --           0.05%
 Met/Artisan Mid Cap Value Portfolio --
  Class A..........................................    0.81%       --           0.03%
 Met/Wellington Balanced Portfolio --
  Class A..........................................    0.46%       --           0.08%
 Met/Wellington Core Equity Opportunities
  Portfolio -- Class A.............................    0.70%       --           0.02%
 MetLife Asset Allocation 20 Portfolio --
  Class A..........................................    0.09%       --           0.02%
 MetLife Asset Allocation 40 Portfolio --
  Class A..........................................    0.06%       --             --
 MetLife Asset Allocation 60 Portfolio --
  Class A..........................................    0.05%       --             --
 MetLife Asset Allocation 80 Portfolio --
  Class A..........................................    0.05%       --             --
 MetLife Mid Cap Stock Index Portfolio --
  Class A..........................................    0.25%       --           0.04%
 MetLife Stock Index Portfolio -- Class A..........    0.25%       --           0.02%
 MFS(R) Total Return Portfolio -- Class E..........    0.55%     0.15%          0.05%
 MFS(R) Value Portfolio -- Class A.................    0.70%       --           0.02%
 MSCI EAFE(R) Index Portfolio -- Class A...........    0.30%       --           0.10%
 Neuberger Berman Genesis Portfolio --
  Class A..........................................    0.81%       --           0.03%
 Russell 2000(R) Index Portfolio -- Class A........    0.25%       --           0.06%
 T. Rowe Price Large Cap Growth
  Portfolio -- Class A.............................    0.60%       --           0.02%
 T. Rowe Price Small Cap Growth
  Portfolio -- Class A.............................    0.47%       --           0.03%
 Western Asset Management Strategic Bond
  Opportunities Portfolio -- Class A...............    0.59%       --           0.04%
 Western Asset Management
  U.S. Government Portfolio -- Class A.............    0.47%       --           0.02%



                                                                      TOTAL       FEE WAIVER    NET TOTAL
                                                       ACQUIRED       ANNUAL        AND/OR        ANNUAL
                                                       FUND FEES    OPERATING      EXPENSE      OPERATING
PORTFOLIO                                            AND EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
--------------------------------------------------- -------------- ----------- --------------- -----------
 T. Rowe Price Mid Cap Growth Portfolio --
  Class A..........................................   --             0.78%       --              0.78%
METROPOLITAN FUND
 Baillie Gifford International Stock
  Portfolio -- Class A.............................   --             0.86%     0.12%             0.74%
 Barclays Aggregate Bond Index Portfolio --
  Class A..........................................   --             0.28%     0.01%             0.27%
 BlackRock Bond Income Portfolio --
  Class A..........................................   --             0.36%     0.00%             0.36%
 BlackRock Capital Appreciation
  Portfolio -- Class E.............................   --             0.86%     0.05%             0.81%
 BlackRock Large Cap Value Portfolio --
  Class E..........................................   --             0.81%     0.03%             0.78%
 Frontier Mid Cap Growth Portfolio --
  Class A..........................................   --             0.74%     0.02%             0.72%
 Jennison Growth Portfolio -- Class A..............   --             0.62%     0.08%             0.54%
 Loomis Sayles Small Cap Core Portfolio --
  Class A.......................................... 0.04%            1.00%     0.08%             0.92%
 Loomis Sayles Small Cap Growth
  Portfolio -- Class A.............................   --             0.95%     0.09%             0.86%
 Met/Artisan Mid Cap Value Portfolio --
  Class A..........................................   --             0.84%       --              0.84%
 Met/Wellington Balanced Portfolio --
  Class A..........................................   --             0.54%     0.00%             0.54%
 Met/Wellington Core Equity Opportunities
  Portfolio -- Class A.............................   --             0.72%     0.12%             0.60%
 MetLife Asset Allocation 20 Portfolio --
  Class A.......................................... 0.52%            0.63%     0.01%             0.62%
 MetLife Asset Allocation 40 Portfolio --
  Class A.......................................... 0.56%            0.62%       --              0.62%
 MetLife Asset Allocation 60 Portfolio --
  Class A.......................................... 0.60%            0.65%       --              0.65%
 MetLife Asset Allocation 80 Portfolio --
  Class A.......................................... 0.65%            0.70%       --              0.70%
 MetLife Mid Cap Stock Index Portfolio --
  Class A.......................................... 0.01%            0.30%     0.00%             0.30%
 MetLife Stock Index Portfolio -- Class A..........   --             0.27%     0.01%             0.26%
 MFS(R) Total Return Portfolio -- Class E..........   --             0.75%       --              0.75%
 MFS(R) Value Portfolio -- Class A.................   --             0.72%     0.14%             0.58%
 MSCI EAFE(R) Index Portfolio -- Class A........... 0.01%            0.41%     0.00%             0.41%
 Neuberger Berman Genesis Portfolio --
  Class A..........................................   --             0.84%     0.01%             0.83%
 Russell 2000(R) Index Portfolio -- Class A........ 0.01%            0.32%     0.00%             0.32%
 T. Rowe Price Large Cap Growth
  Portfolio -- Class A.............................   --             0.62%     0.02%             0.60%
 T. Rowe Price Small Cap Growth
  Portfolio -- Class A.............................   --             0.50%       --              0.50%
 Western Asset Management Strategic Bond
  Opportunities Portfolio -- Class A...............   --             0.63%     0.04%             0.59%
 Western Asset Management
  U.S. Government Portfolio -- Class A.............   --             0.49%     0.01%             0.48%



The information shown in the table above was provided by the Portfolios and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Portfolio's 2016 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Portfolio, but that the expenses of the Portfolio are below the level that would trigger the



                                    B-PPA-7
waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Portfolio's board of directors or trustees, are not shown.


Certain Portfolios that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Portfolio invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.



EXAMPLES

The examples are intended to help You compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs You bear while You hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolios' fees and expenses (described in the third table).


EXAMPLE 1.

This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

   o there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Annual Contract Fee was charged);

   o   reimbursement and/or waiver of expenses was not in effect;

   o You bear the minimum or maximum fees and expenses of any of the Portfolios;

   o   the underlying Portfolio earns a 5% annual return; and

   o You fully surrender your Deferred Annuity with applicable Early Withdrawal Charges deducted.



                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
                  --------   ---------   ---------   ---------
Maximum........     $930      $1,159      $1,484      $2,601
Minimum........     $852      $  922      $1,085      $1,782


EXAMPLE 2.

This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

   o there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Annual Contract Fee was charged);

   o   reimbursement and/or waiver of expenses was not in effect;

   o You bear the minimum or maximum fees and expenses of any of the Portfolios;

   o   the underlying Portfolio earns a 5% annual return; and

   o You annuitize (elect a pay-out option under your Deferred Annuity under which You receive income payments over your lifetime or for a period of at least 5 full years) after owning your Deferred Annuity for more than two years or do not surrender your Deferred Annuity. (No Early Withdrawal Charges are deducted.)


                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
                  --------   ---------   ---------   ---------
Maximum........     $230        $709      $1,214      $2,601
Minimum........     $152        $472      $  815      $1,782

                                     B-PPA-8

EXAMPLE 3.

This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

   o there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Annual Contract Fee was charged);

   o   reimbursement and/or waiver of expenses was not in effect;

   o You bear the minimum or maximum fees and expenses of any of the Portfolios;

   o   You bear the Income Annuity Contract Fee:

   o   the underlying Portfolio earns a 5% annual return; and

   o You purchase an Income Annuity or You annuitize (elect a pay-out option under your Deferred Annuity under which You receive income payments over your lifetime or for a period of at least 5 full years) during the first year (No Early Withdrawal Charges are deducted.)



                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
                  --------   ---------   ---------   ---------
Maximum........     $580      $1,043      $1,530      $2,870
Minimum........     $502      $  811      $1,142      $2,077



                                    B-PPA-9

                       ACCUMULATION UNIT VALUES FOR EACH
                              INVESTMENT DIVISION
--------------------------------------------------------------------------------
SEE APPENDIX B.


                                    B-PPA-10

                                    METLIFE
--------------------------------------------------------------------------------

Metropolitan Life Insurance Company ("MLIC" or the "Company") is a leading provider of life insurance, annuities, employee benefits and asset management with operations throughout the United States. The Company offers a broad range of protection products and services aimed at serving the financial needs of its customers throughout their lives. These products are sold to individuals and corporations, as well as other institutions, and their employees. The Company was incorporated under the laws of New York in 1868. The Company's home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc., together with its subsidiaries and affiliates, is a global provider of life insurance, annuities, employee benefit and asset management, serving approximately 100 million customers. MetLife holds leading market positions in the United States, Japan, Latin America, Asia, Europe and the Middle East.




                      METROPOLITAN LIFE SEPARATE ACCOUNT E
--------------------------------------------------------------------------------

We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Annuity Contracts and some other Variable Annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").


The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities - such as death benefits and income payments - even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments and are not guaranteed by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

The investment manager to certain of the Portfolios offered with the Contracts or with other Variable Annuity contracts issued through the Separate Account may be regulated as Commodity Pool Operators. While it does not concede that the Separate Account is a commodity pool, the Company has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration or regulation as a pool operator under the CEA.



                               VARIABLE ANNUITIES
--------------------------------------------------------------------------------
There are two types of variable annuities described in this Prospectus:
Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or the amount of each income payment varies based on the investment performance of the Investment Divisions You choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money or income payment amount is at risk. The degree of risk will depend on the Investment Divisions You select. The Accumulation Unit Value or Annuity Unit Value for each Investment Division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus. The Prospectus describes the material features of the Deferred Annuities and the Income Annuities.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." The Fixed Interest Account is part of our general account and offers an interest rate that is guaranteed by us (the current minimum rate on the Fixed Interest Account is 3% but may be lower based on your state and issue date and, therefore, may be lower for certain Contracts). Your registered representative can tell you the current and minimum interest rates that apply.


                                    B-PPA-11

Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor our general account has been registered as an investment company under the 1940 Act. Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them. All guarantees as to purchase payments or Account Balance allocated to the Fixed Account, interest credited to the Fixed Account, and fixed annuity payments are subject to our financial strength and claims-paying ability.


The group Deferred Annuities and group Income Annuities described in this Prospectus are offered to employers, associations, trusts or other groups for their employees, members or participants.


A DEFERRED ANNUITY


You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.

All tax sheltered annuities ("TSA(s)"), public employee deferred compensation ("PEDC") arrangements, Keogh and 403(a) arrangements receive tax deferral under the Internal Revenue Code ("Code"). There are no additional tax benefits from funding these tax qualified arrangements with a Deferred Annuity. Therefore, there should be reasons other than tax deferral, such as the availability of a guaranteed income for life or the death benefit, for acquiring the Deferred Annuity within these arrangements.

A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase. The pay-out phase begins when You either take all of your money out of the account or You elect "income" payments using the money in your account. The number and the amount of the income payments You receive will depend on such things as the type of pay-out option You choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."

Generally, it is not advisable to purchase a Deferred Annuity as a replacement for an existing annuity contract. You should replace an existing contract only when You determine that the Deferred Annuity is better for You. You may have to pay a withdrawal charge on your existing contract, and the Deferred Annuity may impose a new withdrawal charge period. Before You buy a Deferred Annuity ask your registered representative if purchasing a Deferred Annuity would be advantageous, given the Deferred Annuity's features, benefits and charges.

You should talk to your tax adviser to make sure that this purchase will qualify as a tax-free exchange. If You surrender your existing contract for cash and then buy the Deferred Annuity, You may have to pay Federal income taxes, including possible penalty taxes, on the surrender. Also, because we will not issue the Deferred Annuity until we have received the initial purchase payment from your existing insurance company, the issuance of the Deferred Annuity may be delayed.

We no longer make this Deferred Annuity available however, current Contract Owners may continue to make additional purchase payments, and new participants may enroll under any issued group Contract.


AN INCOME ANNUITY

An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of income payment suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments You receive will depend on such things as the income payment type You choose, your investment choices and the amount of your purchase payment.

The Income Annuities are no longer available.



                            YOUR INVESTMENT CHOICES
--------------------------------------------------------------------------------

The Metropolitan Fund, Met Investors Fund, Calvert Fund and American Funds(R) and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. You should read



                                    B-PPA-12
these prospectuses carefully before making purchase payments to the Investment Divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on American Funds(R) Portfolios, which are Class 2, and the following
Portfolios: BlackRock Large Cap Value, BlackRock Capital Appreciation, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, MFS(R) Total Return, PIMCO Inflation Protected Bond, SSGA Growth ETF, SSGA Growth and Income ETF Portfolios, which are Class E, Met/Franklin Low Duration Total Return and Loomis Sayles Global Markets, which are Class B, and American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation, which are Class C.


The investment choices are listed in alphabetical order below (based upon the Portfolio's legal names). (See Appendix D -- "Portfolio Legal and Marketing Names.") The Investment Divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account/Fixed Income Option. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. While the Investment Divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these Investment Divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. The degree of investment risk You assume will depend on the Investment Divisions You choose. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance and/or variable income payments based on amounts allocated to the Investment Divisions may go down as well as up.


Each Portfolio has different investment objectives and risks. The Portfolio prospectuses contain more detailed information on each Portfolio's investment strategy, investment managers and its fees. You may obtain a Portfolio prospectus by calling 1 800-638-7732 or through your registered representative. We do not guarantee the investment results of the Portfolios.

The current Portfolios are listed below, along with their investment manager and any sub-investment manager.



              PORTFOLIO                         INVESTMENT OBJECTIVE           INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
------------------------------------- --------------------------------------- ------------------------------------------
AMERICAN FUNDS(R)
American Funds Bond Fund              Seeks as high a level of current        Capital Research and Management
                                      income as is consistent with the        Company
                                      preservation of capital.
American Funds Global Small           Seeks long-term growth of capital.      Capital Research and Management
 Capitalization Fund                                                          Company
American Funds Growth Fund            Seeks growth of capital.                Capital Research and Management
                                                                              Company
American Funds Growth-Income          Seeks long-term growth of capital and   Capital Research and Management
 Fund                                 income.                                 Company
CALVERT FUND
Calvert VP SRI Balanced Portfolio     Seeks to achieve a competitive total    Calvert Investment Management, Inc.
                                      return through an actively managed
                                      portfolio of stocks, bonds and money
                                      market instruments which offer
                                      income and capital growth
                                      opportunity.
MET INVESTORS FUND
American Funds(R) Balanced            Seeks a balance between a high level    MetLife Advisers, LLC
 Allocation Portfolio                 of current income and growth of
                                      capital, with a greater emphasis on
                                      growth of capital.
American Funds(R) Growth Allocation   Seeks growth of capital.                MetLife Advisers, LLC
 Portfolio


                                    B-PPA-13

                PORTFOLIO                            INVESTMENT OBJECTIVE            INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
----------------------------------------- ----------------------------------------- ------------------------------------------
American Funds(R) Moderate                Seeks a high total return in the form     MetLife Advisers, LLC
 Allocation Portfolio                     of income and growth of capital, with
                                          a greater emphasis on income.
Clarion Global Real Estate Portfolio      Seeks total return through investment     MetLife Advisers, LLC
                                          in real estate securities, emphasizing    Subadviser: CBRE Clarion Securities
                                          both capital appreciation and current     LLC
                                          income.
ClearBridge Aggressive Growth             Seeks capital appreciation.               MetLife Advisers, LLC
 Portfolio                                                                          Subadviser: ClearBridge Investments,
                                                                                    LLC
Harris Oakmark International              Seeks long-term capital appreciation.     MetLife Advisers, LLC
 Portfolio                                                                          Subadviser: Harris Associates L.P.
Invesco Mid Cap Value Portfolio           Seeks high total return by investing in   MetLife Advisers, LLC
                                          equity securities of mid-sized            Subadviser: Invesco Advisers, Inc.
                                          companies.
Invesco Small Cap Growth Portfolio        Seeks long-term growth of capital.        MetLife Advisers, LLC
                                                                                    Subadviser: Invesco Advisers, Inc.
Loomis Sayles Global Markets              Seeks high total investment return        MetLife Advisers, LLC
 Portfolio                                through a combination of capital          Subadviser: Loomis, Sayles &
                                          appreciation and income.                  Company, L.P.
Met/Franklin Low Duration Total           Seeks a high level of current income,     MetLife Advisers, LLC
 Return Portfolio                         while seeking preservation of             Subadviser: Franklin Advisers, Inc.
                                          shareholders' capital.
Met/Wellington Large Cap Research         Seeks long-term capital appreciation.     MetLife Advisers, LLC
 Portfolio                                                                          Subadviser: Wellington Management
                                                                                    Company LLP
MetLife Asset Allocation 100 Portfolio    Seeks growth of capital.                  MetLife Advisers, LLC
MFS(R) Research International Portfolio   Seeks capital appreciation.               MetLife Advisers, LLC
                                                                                    Subadviser: Massachusetts Financial
                                                                                    Services Company
Morgan Stanley Mid Cap Growth             Seeks capital appreciation.               MetLife Advisers, LLC
 Portfolio                                                                          Subadviser: Morgan Stanley
                                                                                    Investment Management Inc.
Oppenheimer Global Equity Portfolio       Seeks capital appreciation.               MetLife Advisers, LLC
                                                                                    Subadviser: OppenheimerFunds, Inc.
PIMCO Inflation Protected Bond            Seeks maximum real return,                MetLife Advisers, LLC
 Portfolio                                consistent with preservation of capital   Subadviser: Pacific Investment
                                          and prudent investment management.        Management Company LLC
PIMCO Total Return Portfolio              Seeks maximum total return,               MetLife Advisers, LLC
                                          consistent with the preservation of       Subadviser: Pacific Investment
                                          capital and prudent investment            Management Company LLC
                                          management.
SSGA Growth and Income ETF                Seeks growth of capital and income.       MetLife Advisers, LLC
 Portfolio                                                                          Subadviser: SSGA Funds
                                                                                    Management, Inc.
SSGA Growth ETF Portfolio                 Seeks growth of capital.                  MetLife Advisers, LLC
                                                                                    Subadviser: SSGA Funds
                                                                                    Management, Inc.


                                    B-PPA-14

               PORTFOLIO                          INVESTMENT OBJECTIVE            INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
--------------------------------------- ---------------------------------------- ------------------------------------------
T. Rowe Price Mid Cap Growth            Seeks long-term growth of capital.       MetLife Advisers, LLC
 Portfolio                                                                       Subadviser: T. Rowe Price Associates,
                                                                                 Inc.
METROPOLITAN FUND
Baillie Gifford International Stock     Seeks long-term growth of capital.       MetLife Advisers, LLC
 Portfolio                                                                       Subadviser: Baillie Gifford Overseas
                                                                                 Limited
Barclays Aggregate Bond Index           Seeks to track the performance of the    MetLife Advisers, LLC
 Portfolio                              Barclays U.S. Aggregate Bond Index.      Subadviser: MetLife Investment
                                                                                 Advisors, LLC
BlackRock Bond Income Portfolio         Seeks a competitive total return         MetLife Advisers, LLC
                                        primarily from investing in              Subadviser: BlackRock Advisors, LLC
                                        fixed-income securities.
BlackRock Capital Appreciation          Seeks long-term growth of capital.       MetLife Advisers, LLC
 Portfolio                                                                       Subadviser: BlackRock Advisors, LLC
BlackRock Large Cap Value Portfolio     Seeks long-term growth of capital.       MetLife Advisers, LLC
                                                                                 Subadviser: BlackRock Advisors, LLC
Frontier Mid Cap Growth Portfolio       Seeks maximum capital appreciation.      MetLife Advisers, LLC
                                                                                 Subadviser: Frontier Capital
                                                                                 Management Company, LLC
Jennison Growth Portfolio               Seeks long-term growth of capital.       MetLife Advisers, LLC
                                                                                 Subadviser: Jennison Associates LLC
Loomis Sayles Small Cap Core            Seeks long-term capital growth from      MetLife Advisers, LLC
 Portfolio                              investments in common stocks or          Subadviser: Loomis, Sayles &
                                        other equity securities.                 Company, L.P.
Loomis Sayles Small Cap Growth          Seeks long-term capital growth.          MetLife Advisers, LLC
 Portfolio                                                                       Subadviser: Loomis, Sayles &
                                                                                 Company, L.P.
Met/Artisan Mid Cap Value Portfolio     Seeks long-term capital growth.          MetLife Advisers, LLC
                                                                                 Subadviser: Artisan Partners Limited
                                                                                 Partnership
Met/Wellington Balanced Portfolio       Seeks long-term capital appreciation     MetLife Advisers, LLC
                                        with some current income.                Subadviser: Wellington Management
                                                                                 Company LLP
Met/Wellington Core Equity              Seeks to provide a growing stream of     MetLife Advisers, LLC
 Opportunities Portfolio                income over time and, secondarily,       Subadviser: Wellington Management
                                        long-term capital appreciation and       Company LLP
                                        current income.
MetLife Asset Allocation 20 Portfolio   Seeks a high level of current income,    MetLife Advisers, LLC
                                        with growth of capital as a secondary
                                        objective.
MetLife Asset Allocation 40 Portfolio   Seeks high total return in the form of   MetLife Advisers, LLC
                                        income and growth of capital, with a
                                        greater emphasis on income.
MetLife Asset Allocation 60 Portfolio   Seeks a balance between a high level     MetLife Advisers, LLC
                                        of current income and growth of
                                        capital, with a greater emphasis on
                                        growth of capital.
MetLife Asset Allocation 80 Portfolio   Seeks growth of capital.                 MetLife Advisers, LLC


                                    B-PPA-15

              PORTFOLIO                         INVESTMENT OBJECTIVE            INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
------------------------------------ ----------------------------------------- ------------------------------------------
MetLife Mid Cap Stock Index          Seeks to track the performance of the     MetLife Advisers, LLC
 Portfolio                           Standard & Poor's MidCap 400(R)           Subadviser: MetLife Investment
                                     Composite Stock Price Index.              Advisors, LLC
MetLife Stock Index Portfolio        Seeks to track the performance of the     MetLife Advisers, LLC
                                     Standard & Poor's 500(R) Composite        Subadviser: MetLife Investment
                                     Stock Price Index.                        Advisors, LLC
MFS(R) Total Return Portfolio        Seeks a favorable total return through    MetLife Advisers, LLC
                                     investment in a diversified portfolio.    Subadviser: Massachusetts Financial
                                                                               Services Company
MFS(R) Value Portfolio               Seeks capital appreciation.               MetLife Advisers, LLC
                                                                               Subadviser: Massachusetts Financial
                                                                               Services Company
MSCI EAFE(R) Index Portfolio         Seeks to track the performance of the     MetLife Advisers, LLC
                                     MSCI EAFE(R) Index.                       Subadviser: MetLife Investment
                                                                               Advisors, LLC
Neuberger Berman Genesis Portfolio   Seeks high total return, consisting       MetLife Advisers, LLC
                                     principally of capital appreciation.      Subadviser: Neuberger Berman
                                                                               Investment Advisers LLC
Russell 2000(R) Index Portfolio      Seeks to track the performance of the     MetLife Advisers, LLC
                                     Russell 2000(R) Index.                    Subadviser: MetLife Investment
                                                                               Advisors, LLC
T. Rowe Price Large Cap Growth       Seeks long-term growth of capital.        MetLife Advisers, LLC
 Portfolio                                                                     Subadviser: T. Rowe Price Associates,
                                                                               Inc.
T. Rowe Price Small Cap Growth       Seeks long-term capital growth.           MetLife Advisers, LLC
 Portfolio                                                                     Subadviser: T. Rowe Price Associates,
                                                                               Inc.
Western Asset Management Strategic   Seeks to maximize total return            MetLife Advisers, LLC
 Bond Opportunities Portfolio        consistent with preservation of           Subadviser: Western Asset
                                     capital.                                  Management Company
Western Asset Management             Seeks to maximize total return            MetLife Advisers, LLC
 U.S. Government Portfolio           consistent with preservation of capital   Subadviser: Western Asset
                                     and maintenance of liquidity.             Management Company



Certain Portfolios have been subject to a change. Please see Appendix C --"Additional Information Regarding the Portfolios."



                                    B-PPA-16

INVESTMENT CHOICES WHICH ARE FUND OF FUNDS



The following Portfolios available within the Metropolitan Fund and Met Investors Fund are "fund of funds":

MetLife Asset Allocation 20 Portfolio
MetLife Asset Allocation 40 Portfolio
MetLife Asset Allocation 60 Portfolio
MetLife Asset Allocation 80 Portfolio
MetLife Asset Allocation 100 Portfolio
American Funds(R) Balanced Allocation Portfolio
American Funds(R) Growth Allocation Portfolio
American Funds(R) Moderate Allocation Portfolio
SSGA Growth ETF Portfolio
SSGA Growth and Income ETF Portfolio

"Fund of funds" Portfolios invest substantially all of their assets in other portfolios or, with respect to the SSGA Growth ETF Portfolio and the SSGA Growth and Income ETF Portfolio, other exchange-traded funds ("Underlying ETFs"). Therefore, each of these Portfolios will bear its pro rata share of the fees and expenses incurred by the underlying portfolios or Underlying ETFs in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the fund of funds Portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios or Underlying ETFs in which the fund of funds Portfolio invests. You may be able to realize lower aggregate expenses by investing directly in the underlying portfolios and Underlying ETFs instead of investing in the fund of funds Portfolios, if such underlying portfolios or Underlying ETFs are available under the Contract. However, no Underlying ETFs and only some of the underlying portfolios are available under the Contract.


ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS


Some of the investment choices may not be available under the terms of your Deferred Annuity or Income Annuity. The Contract or other correspondence we provide You will indicate the Investment Divisions that are available to You. Your investment choices may be limited because:

   o Your employer, association or other group contract holder limits the available Investment Divisions.

   o   We have restricted the available Investment Divisions.

   o   Some of the Investment Divisions are not approved in your state.

The Investment Divisions buy and sell shares of corresponding mutual fund Portfolios. These Portfolios, which are part of the Metropolitan Fund, the Met Investors Fund, the Calvert Fund or the American Funds(R), invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to You under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The Calvert Social Balanced and American Funds(R) Portfolios are made available by the Calvert Funds and the American Funds(R), respectively, only through various insurance company annuities and life insurance policies.


The Metropolitan Fund, the Met Investors Fund, the Calvert Fund and American Funds(R) are each a "series" type fund registered with the SEC as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund and Met Investors Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds(R) pay Capital Research and Management Company a monthly fee for its services as their investment manager. The Calvert Social Balanced Portfolio pays Calvert Asset Management Company, Inc. a monthly fee for its services as its investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund, Met Investors Fund, Calvert Fund and American Funds(R).


In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan


                                    B-PPA-17

Fund or the Met Investors Fund. The Calvert Fund prospectus discusses different separate accounts of the various insurance companies that invest in the Portfolios of the Calvert Fund. The risks of these arrangements are discussed in each fund's prospectus.


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS


An investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or its affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment manager MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the investment manager makes a profit with respect to the investment management fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the investment manager. (See the Table of Expenses for information on the investment management fees paid by the Portfolios and the SAIs for the Portfolios for information on the investment management fees paid by the investment managers to the sub-investment managers.)

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio's 12b-1 Plan, if any, is described in more detail in each Portfolio's prospectus. (See the Fee Table and "Who Sells the Deferred Annuities and Income Annuities.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.


PORTFOLIO SELECTION


We select the Portfolios offered through the Contracts based on a number of criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment manager are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of Contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from contract owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of contract value to such Portfolios.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE ACCOUNT BALANCE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.


                                    B-PPA-18

                               DEFERRED ANNUITIES
--------------------------------------------------------------------------------
This Prospectus describes the following Deferred Annuities under which You can accumulate money:

o TSA (Tax Sheltered Annuity)
o PEDC
o Keogh (Keogh plans under Section 401)
o 403(a) (Qualified Annuity plans under Section 403(a))

These Deferred Annuities may be issued either to You as an individual or to a group (in which case You are then a participant under the group's Deferred Annuity). Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder. Deferred Annuities may be either:

   o Allocated (your Account Balance records are kept for You as an individual); or

   o Unallocated (Account Balance records are kept for a plan or group as a whole).


THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN



If You participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, loans, the death benefit and pay-out options. The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. Also, the Deferred Annuity may require that You or your beneficiary obtain a signed authorization from your employer or plan administrator to exercise certain rights. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult your Deferred Annuity Contract and plan document to see how You may be affected. If You are a Texas Optional Retirement Program participant, please see Appendix E for specific information which applies to You.



403(B) PLAN TERMINATIONS

Upon a 403(b) plan termination, your employer is required to distribute your plan benefits under the Contract to You. Your employer may permit You to receive your distribution of your 403(b) plan benefit in cash or in the form of the Contract.


If You elect to receive your distributions in cash, the distribution is a withdrawal under the Contract and any amounts withdrawn are subject to applicable Early Withdrawal Charges. Outstanding loans will be satisfied (paid) from your cash benefit prior to its distribution to You. In addition your cash distributions are subject to withholding, ordinary income tax and applicable Federal income tax penalties. (See "Income Taxes.") Early Withdrawal Charges will be waived if the net distribution is made under the exceptions listed in the "When No Early Withdrawal Charge Applies" section of the Prospectus. However, if your employer chooses to distribute cash as the default option, your employer may not give You the opportunity to instruct MetLife to make, at a minimum, a direct transfer to another funding option or annuity contract issued by us or one of our affiliates, which may avoid an Early Withdrawal Charge. In that case, You will receive the net cash distribution, less any applicable Early Withdrawal Charge and withholding. In addition, You would forfeit any accrued guaranteed death benefit.

If You receive the distribution in the form of the Contract, we will continue to administer the Contract according to its terms. However in that case, You may not make any additional purchase payments or take any loans. In addition, MetLife will rely on You to provide certain information that would otherwise be provided to MetLife by the employer or plan administrator. The employer may choose distribution of the Contract as the default option. The employer may not choose distribution of the Contract as a default option when that Contract is an investment vehicle for a TSA ERISA plan.



OTHER PLAN TERMINATIONS

Upon termination of a retirement plan this is not a Section 403(b) plan, your employer is generally required to distribute your plan benefits under the Contract to You.

This distribution is in cash. The distribution is a withdrawal under the Contract and any amounts withdrawn are subject to any applicable Early Withdrawal Charges. Outstanding loans, if available will be satisfied (paid) from your cash


                                    B-PPA-19
benefit prior to its distribution to You. In addition, your cash distributions are subject to withholding, ordinary income tax and applicable Federal income tax penalties. (See "Income Taxes"). Early Withdrawal Charges will be waived if the net distribution is made under the exceptions listed in the "Early Withdrawal Charges" section of the prospectus. However, your employer may not give You the opportunity to instruct the Company to make, at a minimum, a direct transfer to another funding option or annuity contract issued by us or one of our affiliates which may avoid a withdrawal charge. In that case, You will receive the net cash distribution, less any applicable Early Withdrawal Charge and withholding.



AUTOMATED INVESTMENT STRATEGIES



There are five automated investment strategies available to You. We created these investment strategies to help You manage your money. You decide if one is appropriate for You based upon your risk tolerance and savings goals. These investment strategies are available to You without any additional charges. However, the investment strategies are not available to Keogh Deferred Annuities or other unallocated Contracts. As with any investment program, no strategy can guarantee a gain -- You can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.


THE EQUITY GENERATOR(R): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index Division or the Frontier Mid Cap Growth Division, based on your selection. If your Fixed Interest Account Balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and You never request allocation changes or transfers, You will not pay more in Early Withdrawal Charges than your Contract earns. Early Withdrawal Charges may be taken from any of your earnings.


THE EQUALIZERSM: You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the Frontier Mid Cap Growth Division. Each quarter, amounts are transferred between the Fixed Interest Account and your chosen Investment Division to make the value of each equal. For example, if You choose the MetLife Stock Index Division and over the quarter it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.


THE REBALANCER(R): You select a specific asset allocation for your entire Account Balance from among the Investment Divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.

THE INDEX SELECTOR(R): You may select one of five asset allocation models (the Conservative Model, the Conservative to Moderate Model, the Moderate Model, the Moderate to Aggressive Model and the Aggressive Model) which are designed to correlate to various risk tolerance levels. Based on the model You choose, your entire Account Balance is allocated among the Barclays Aggregate Bond Index, MetLife Stock Index, MSCI EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account. Each quarter, the percentage in each of these Investment Divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the Investment Divisions and the Fixed Interest Account.

In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.

We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when You elected the Index Selector. You should consider whether it is appropriate for You to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations.

The asset allocation models used in the Index Selector strategy may change from time to time. If You are interested in an updated model, please contact your sales representative.


You may choose another Index Selector(R) strategy or terminate your Index Selector(R) strategy at any time. If You choose another Index Selector(R) strategy, You must select from the asset allocation models available at that time. After termination, if You then wish to select the Index Selector(R) strategy again, You must select from the asset allocation models available at that time.



                                    B-PPA-20

THE ALLOCATORSM: Each month, a dollar amount You choose is transferred from the Fixed Interest Account to any of the Investment Divisions You choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account Balance is exhausted, this strategy is automatically discontinued.

The Equity Generator(R) and the Allocator(SM) are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, You should consider whether You wish to continue the strategy through periods of fluctuating prices.


We will terminate all transactions under any automated investment strategy upon notification of your death.


PURCHASE PAYMENTS


There is no minimum purchase payment except for the unallocated Keogh Deferred Annuity. If You have an unallocated Keogh Deferred Annuity, each purchase payment must be at least $2,000. In addition, your total purchase payments must be at least $15,000 for your first Contract Year and $5,000 for each subsequent Contract Year.

You may continue to make purchase payments while You receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through salary reduction or salary deduction. You may make purchase payments to your Deferred Annuity whenever You choose, up to the date You begin receiving payments from a pay-out option.


PURCHASE PAYMENTS -- SECTION 403(B) PLANS

The Internal Revenue Service ("IRS") announced new regulations affecting
Section 403(b) plans and arrangements which were generally effective January 1, 2009. As part of these regulations, employers will need to meet certain requirements in order for their employees' annuity contracts that fund these programs to retain a tax deferred status under Section 403(b). Prior to the new rules, transfers of one annuity contract to another would not result in a loss of tax deferred status under Section 403(b) under certain conditions (so-called "90-24 transfers"). The new regulations have the following effect regarding transfers: (1) a newly issued contract funded by a transfer which is completed AFTER September 24, 2007, is subject to the employer requirements referred to above; (2) additional purchase payments made AFTER September 24, 2007, to a contract that was funded by a 90-24 transfer ON OR BEFORE September 24, 2007, MAY subject the contract to this new employer requirement.


In consideration of these regulations, we have determined only to make available the Contract for purchase (including transfers) where your employer currently permits salary reduction contributions to be made to the Contract.


If your Contract was issued previously as a result of a 90-24 transfer completed on or before September 24, 2007, and You have never made salary reduction contributions into your Contract, we urge You to consult with your tax adviser prior to making additional purchase payments.


ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the Investment Divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

If You choose to make an allocation to the asset allocation Investment Divisions with your initial purchase payment, 100% of your allocation to the investment choices must be to only one of the asset allocation Investment Divisions. After the initial purchase payment has been made, You may allocate subsequent purchase payments or make transfers from any asset allocation Investment Division to any investment choice or to one or more of the asset allocation Investment Divisions.


LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

   o   Federal tax laws;

   o Our right to limit the total of your purchase payments to $1,000,000. We may change the maximum by telling You in writing at least 90 days in advance;


                                    B-PPA-21

   o Regulatory requirements. For example, if You reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after You have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to You after You turn age 60; or after You turn age 63, if the Deferred Annuity was issued before You were age 61 (except under the PEDC Deferred Annuity);

   o Retirement, for certain Deferred Annuities. You may no longer make purchase payments if You retire;


   o   Leaving your job (for Keogh, TSA, PEDC and 403(a) Deferred Annuities);
       and


   o   Receiving systematic termination payments (described later).


THE VALUE OF YOUR INVESTMENT


Accumulation Units are credited to You when You make purchase payments or transfers into an Investment Division. When You withdraw or transfer money from an Investment Division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each Investment
Division:

   o First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

   o Next, we subtract the daily equivalent of our insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

   o Finally, we multiply the previous Accumulation Unit Value by this result.


EXAMPLES


CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume You make a purchase payment of $500 into one Investment Division and that Investment Division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.


  $500
------
          =   50 accumulation units
   $10

CALCULATING THE ACCUMULATION UNIT VALUE

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x$10.50 =$525).

           $10.00 x1.05 =$10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x$9.50 =$475).

           $10.00 x.95 =$9.50 is the new Accumulation Unit Value


TRANSFERS


You may make tax-free transfers between Investment Divisions or between the Investment Divisions and the Fixed Interest Account. For us to process a transfer, You must tell us:

   o   The percentage or dollar amount of the transfer;

   o The Investment Divisions (or Fixed Interest Account) from which You want the money to be transferred;

   o The Investment Divisions (or Fixed Interest Account) to which You want the money to be transferred; and

   o Whether You intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.


                                    B-PPA-22

Your transfer request must be in Good Order and completed prior to the close of the Exchange on a business day if You want the transaction to take place on that day. All other transfer requests in Good Order will be processed on our next business day.

For additional transfer restrictions (see "General
Information--Valuation--Suspension of Payments").

WE MAY REQUIRE YOU TO:

   o   Use our forms;

   o Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy or if there is an outstanding loan from the Fixed Interest Account); or

   o Transfer a minimum amount if the transfer is in connection with the Allocator.


RESTRICTIONS ON TRANSFERS

RESTRICTIONS ON FREQUENT TRANSFERS/REALLOCATIONS. Frequent requests from contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Frequent transfers/reallocations involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).


We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios. In addition, as described below, we intend to treat



                                    B-PPA-23
all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We monitor transfer/reallocation activity in the following Monitored Portfolios:

     American Funds Global Small Capitalization Fund
     Baillie Gifford International Stock Portfolio
     Clarion Global Real Estate Portfolio
     Harris Oakmark International Portfolio
     Invesco Small Cap Growth Portfolio
     Loomis Sayles Global Markets Portfolio
     Loomis Sayles Small Cap Core Portfolio
     Loomis Sayles Small Cap Growth Portfolio
     MFS(R) Research International Portfolio
     MSCI EAFE(R) Index Portfolio
     Neuberger Berman Genesis Portfolio
     Oppenheimer Global Equity Portfolio
     Russell 2000(R) Index Portfolio
     T. Rowe Price Small Cap Growth Portfolio
     Western Asset Management Strategic Bond Opportunities Portfolio

We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER PORTFOLIOS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER/REALLOCATION ACTIVITY IN THOSE PORTFOLIOS. We may change the Monitored Portfolios at any time without notice in our sole discretion.


As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer/reallocation policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer/reallocation policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.


Our policies and procedures may result in transfer/reallocation restrictions being applied to deter frequent transfers/reallocations. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, we require future requests to or from any Monitored Portfolios under that Contract to be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of this restriction. Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this Prospectus are not treated as transfers when we monitor the frequency of transfers.


Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this Prospectus are not treated as transfers when we monitor the frequency of transfers.


Your third-party administrator has its own standards with regard to monitoring activity in the Monitored Portfolios and how subsequent transfer/reallocation activity will be restricted once those standards are triggered. These standards and subsequent trading restrictions may be more or less restrictive than ours, and presently include restrictions on non-Monitored Portfolios. The differences in monitoring standards and restrictions are due to systems limitation and



                                    B-PPA-24
may change from time to time as those systems are upgraded.


The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate frequent transfers/reallocations in any Portfolio and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in frequent transfers/reallocations; we apply our policies and procedures without exception, waiver or special arrangement.


The Portfolios may have adopted their own policies and procedures with respect to frequent transfers/reallocations in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer/reallocation policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent transfer/reallocation policies established by the Portfolio.

In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer/reallocation policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from contract owners engaged in frequent transfer/reallocation trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers/reallocations (even if an entire omnibus order is rejected due to the frequent transfers/reallocations of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.


Restrictions on Large Transfers/Reallocations. Large transfers/reallocations may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a large cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer/reallocation activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer/reallocation requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer/reallocation requests from that third party must be submitted in writing with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.



ACCESS TO YOUR MONEY

You may withdraw either all or part of your Account Balance from the Deferred Annuity. Other than those made

                                    B-PPA-25
through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

   o   The percentage or dollar amount of the withdrawal; and

   o The Investment Divisions (or Fixed Interest Account) from which You want the money to be withdrawn.

Your withdrawal may be subject to income taxes, tax penalties and Early Withdrawal Charges.

Generally, if You request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require You to use our original forms.

We may withhold payment of withdrawal if any portion of those proceeds would be derived from your check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.


You may submit a written withdrawal request, which must be received at the MetLife Designated Office on or before the date the pay-out phase begins, that indicates that the withdrawal should be processed as of the date the pay-out phase begins, in which case the request will be deemed to have been received on, and the withdrawal amount will be priced according to, the accumulation unit value calculated as of the date the pay-out phase begins.


If You are a member of the Michigan Education Association and employed with a school district which purchased a TSA Deferred Annuity before January 15, 1996, then You must tell us the source of money from which we may take a withdrawal. This includes salary reduction, elective deferrals, direct rollovers, direct transfers or employer contributions.


ACCOUNT REDUCTION LOANS

We may administer loan programs made available through plans or group arrangements on an account reduction basis for certain Deferred Annuities. If the loan is in default and has been reported to the IRS as income but not yet offset, loan repayments will be posted as after-tax contributions. Loan amounts will be taken from amounts that are vested according to your plan or group arrangement on a pro-rata basis from the source(s) of money the plan or group arrangement permits to be borrowed (e.g., money contributed to the plan or group arrangement through salary reduction, elective deferrals, direct transfers, direct rollovers and employer contributions), then on a pro-rata basis from each Investment Division and the Fixed Interest Account in which You then have a balance consisting of these sources of money. Loan repayment amounts will be posted back to the original money sources used to make the loan, if the loan is in good standing at the time of repayment. Loan repayments will be allocated to the Investment Divisions and the Fixed Interest Account in the same percentages as your current investment election for contributions. Loan repayment periods, repayment methods, interest rate, default procedures, tax reporting and permitted minimum and maximum loan amounts will be disclosed in the loan agreement documents. There may be initiation and maintenance fees associated with these loans.


SYSTEMATIC WITHDRAWAL PROGRAM FOR TSA DEFERRED ANNUITIES

If we agree and if approved in your state for TSA Deferred Annuities, You may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year, according to the time frame You select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and Early Withdrawal Charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. For the Deferred Annuities, if You elect to receive payments through this program, You must have no loan outstanding from the Fixed Interest Account and You must either be 59 1/2 years old or have left your job. Tax law generally prohibits withdrawals from Deferred Annuities before You reach 59 1/2. Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments You would receive from a Deferred Annuity pay-out option or under an Income Annuity.


                                    B-PPA-26

If You elect to withdraw a dollar amount, we will pay You the same dollar amount each Contract Year. If You elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount You will receive based on your new Account Balance.

If You do not provide us with your desired allocation, or there are insufficient amounts in the Investment Divisions or the Fixed Interest Account that You selected, the payments will be taken out pro-rata from the Fixed Interest Account and any Investment Divisions in which You have an Account Balance.

CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If You choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When You first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if You select to receive payments on a monthly basis with the percentage of your Account Balance You request equaling $12,000, and there are six months left in the Contract Year, we will pay You $2,000 a month.

CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay You over the Contract Year either the amount that You chose or an amount equal to the percentage of your Account Balance You chose. For example, if You select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay You $1,000 a month.

If You do not provide us with your desired allocation, or there are insufficient amounts in the Investment Divisions or the Fixed Interest Account that You selected, the payments will be taken out pro-rata from the Fixed Interest Account and any Investment Divisions in which You then have money.

SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in Good Order at least 10 days prior to the selected payment date. (If You would like to receive your Systematic Withdrawal Program payment on or about the first of the month, You should request payment by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month on the date You selected. If You do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made at any time. If You make any of these changes, we will treat your request as though You were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in Good Order at least 30 days in advance.

Although we need your written authorization to begin this program, You may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office. We will also terminate your participation in the program upon notification of your death.

Systematic Withdrawal Program payments may be subject to an Early Withdrawal Charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When You first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the Early Withdrawal Charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.


MINIMUM DISTRIBUTION


In order for You to comply with certain tax law provisions, You may be required to take money out of your Deferred Annuity. Rather than receiving your required minimum distribution in one annual lump-sum payment, You may request that we pay it to You in installments throughout the calendar year. However, we may require that You maintain a certain Account Balance at the time You request these payments. We will terminate your participation in the program upon notification of your death.



                                    B-PPA-27

ANNUAL CONTRACT FEE


There is no Separate Account Annual Contract Fee.

   o For all Contracts, except the Keogh Deferred Annuity and certain TSA Deferred Annuities, You pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year, if your Account Balance is less than $10,000 and if You do not make purchase payments during the year.

   o For the Keogh Deferred Annuity with individual participant recordkeeping (allocated) You pay a $20 charge applied against any amounts in the Fixed Interest Account.

   o For the Keogh Deferred Annuity with no individual participant recordkeeping (unallocated), there is no Annual Contract Fee.

   o   There is no Annual Contract Fee for certain TSA Deferred Annuities.


ACCOUNT REDUCTION LOAN FEES

We may make available account reduction loans. If your plan or group of which You are a participant or member permits account reduction loans, and You take an account reduction loan, there is a $75 account reduction loan initiation fee. This fee is paid from the requested loan principal amount. There is also a $50 annual maintenance fee per loan outstanding. The maintenance fee is taken pro-rata from each Investment Division and the Fixed Interest Account in which You then have a balance and is paid on a quarterly basis at the end of each quarter. Either or both fees may be waived for certain groups.


CHARGES

There are two types of charges You pay while You have money in an Investment
Division:

   o   Insurance-related charge (or Separate Account charge), and

   o   Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the Early Withdrawal Charge may not fully cover all of the sales and deduction expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain Contract charges.

The Separate Account charge You pay will not reduce the number of accumulation units credited to You. Instead, we deduct the charge as part of the calculation of the Accumulation Unit Value.


INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amount You have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity. MetLife guarantees that the Separate Account insurance-related charge will not increase while You have this Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should You die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).


INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Four classes of shares available to the Deferred Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage You pay for the investment-related charge depends on which Investment Divisions You select. Investment-related charges for each Portfolio for the previous year are listed in the Table of Expenses.


                                    B-PPA-28

PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when You exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when You exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, depend on the Deferred Annuity You purchase and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

We reserve the right to deduct from the Deferred Annuity for any income taxes which we incur becuase of the Deferred Annuity. In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the Deferred Annuity that offset Separate Account income. If this should change, it is possible we could incur income tax with respect to the Deferred Annuity, and in that event we may deduct such tax from the Deferred Annuity. At the present time, however, we are not incurring any such income tax or making any such deductions.


EARLY WITHDRAWAL CHARGES


An Early Withdrawal Charge of up to 7% may apply if You withdraw purchase payments within seven years of when they were credited to your Deferred Annuity. The Early Withdrawal Charge does not apply in certain situations or upon the occurrence of certain events or circumstances. To determine the Early Withdrawal Charge for Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or Investment Division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an Early Withdrawal Charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the Early Withdrawal Charge, we will then withdraw it from the Fixed Interest Account and the Investment Divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings. However, if the Early Withdrawal Charge is greater than the available purchase payments, then we will take the Early Withdrawal Charges, in whole or in part, from your earnings.


For partial withdrawals, the Early Withdrawal Charge is determined by dividing the amount that is subject to the Early Withdrawal Charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed and withdraw the Early Withdrawal Charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the Early Withdrawal Charge.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an Early Withdrawal Charge and pay You the rest.


                                    B-PPA-29

The Early Withdrawal Charge on purchase payments withdrawn is as follows:


 DURING PURCHASE PAYMENT YEAR     PERCENTAGE
------------------------------   -----------
               1                     7%
               2                     6%
               3                     5%
               4                     4%
               5                     3%
               6                     2%
               7                     1%
           8 & Later                 0%

If You are a member of the Michigan Education Association and employed by a school district which purchased a TSA Deferred Annuity before January 15, 1996, then we impose the Early Withdrawal Charge in the above table for the first seven Contract Years.

The Early Withdrawal Charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of Early Withdrawal Charges we collect. However, we believe that our sales costs may exceed the Early Withdrawal Charges we collect. If so, we will pay the difference out of our general profits.


WHEN NO EARLY WITHDRAWAL CHARGE APPLIES

In some cases, we will not charge You the Early Withdrawal Charge when You make a withdrawal. We may, however, ask You to prove that You meet one of the conditions listed below.

You do not pay an Early Withdrawal Charge:

   o On transfers You make within your Deferred Annuity among Investment Divisions and transfers to or from the Fixed Interest Account.

   o   On withdrawals of purchase payments You made over seven years ago.

   o If You choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

   o If You die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

   o   If You withdraw up to 10% (20% for the unallocated Keogh and certain
       TSA Deferred Annuities) of your Account Balance each Contract Year. This 10% (or 20%) total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time You make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds 10% (or 20%) will You have to pay Early Withdrawal Charges. If You have a Keogh Deferred Annuity, generally You are allowed to take the "free withdrawal" on top of any other withdrawals which are otherwise exempt from the Early Withdrawal Charge. This is not true if your other withdrawals are in connection with a systematic termination or purchase payments made over 7 years ago.

   o If the withdrawal is required for You to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity. This exception does not apply if the withdrawal is to satisfy Section 72(t) requirements under the Code.

   o Systematic Termination. For unallocated Keogh and certain TSA Deferred Annuities, and the TSA Deferred Annuity for certain Texas institutions of higher education which takes effect when the institution withdraws its endorsement of the TSA Deferred Annuity or if You retire or leave your job according to the requirements


                                    B-PPA-30
       of the Texas Optional Retirement Program, You may withdraw your total Account Balance without an Early Withdrawal Charge when the Account Balance is paid in annual installments based on the following percentages of your Account Balance for that year's withdrawal:


 CONTRACT YEAR     PERCENTAGE
---------------   -----------
       1*             20%
       2              25%
       3            33 1/3%
       4              50%
       5           remainder

*     Less that Contract Year's withdrawals.


       Any money You withdraw in excess of these percentages in any Contract Year will be subject to Early Withdrawal Charges. You may stop the systematic termination of the Contract. If You ask to restart systematic termination, You begin at the beginning of the schedule listed above.


   o If You are disabled and request a total withdrawal. Disability is defined in the Federal Social Security Act. If the Keogh or TSA Deferred Annuity is issued in connection with your retirement plan which is subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and if your plan document defines disability, your plan's definition governs.


   o   If You retire:


       o For the Keogh, TSA and 403(a) Deferred Annuities, if there is a plan and You retire according to the requirements of the plan. This exemption does not apply to withdrawals of money transferred into these TSA Deferred Annuities from other investment vehicles on a tax-free basis (plus earnings on such amounts).


       o For the unallocated Keogh Deferred Annuity, if your plan defines retirement and You retire under that definition. If You are a "restricted" participant, according to the terms of the Deferred Annuity, You must have participated in the Deferred Annuity for the time stated in the Contract.

       o For certain TSA Deferred Annuities without a plan, if You have also participated for at least 10 consecutive years. This does not apply for withdrawals of money transferred into the Contract from other investment vehicles on a tax-free basis (plus earnings on such amounts). Participated for at least 10 consecutive years means that your Contract must have been in existence for 10 years prior to the requested withdrawal.


       o For the allocated Keogh Deferred Annuity, if You have continuously participated for at least seven years.



       o For certain TSA Deferred Annuities, if You retired before the Contract was purchased (including money transferred from other investment vehicles on a tax-free basis plus earnings on that money).


       o For certain TSA Deferred Annuities, if there is a plan and You retire according to the requirements of the plan.

       o   For the PEDC Deferred Annuity, if You retire.

   o   If You leave your job:

       o For the unallocated Keogh Deferred Annuity, if You are a "restricted" participant, according to the terms of the Deferred Annuity, You must have participated in the Deferred Annuity for the time stated in the Contract.

       o For the TSA and 403(a) Deferred Annuities, only if You have continuously participated for at least 10 years. This exemption does not apply to withdrawals of money transferred into TSA and 403(a) Deferred Annuities from other investment vehicles on a tax-free basis (plus earnings on such amounts). Continuously participated means that your Contract must be in existence for 10 years prior to the requested withdrawal.


       o For the allocated Keogh Deferred Annuity, only if You have continuously participated for at least seven years.



                                    B-PPA-31

       o For certain TSA Deferred Annuities, if You leave your job with the employer You had at the time You purchased this annuity.

       o For certain TSA Deferred Annuities, if You left your job before the Contract was purchased (including money transferred from other investment vehicles on a tax-free basis plus earnings on that money).

       o For PEDC, if You leave your job with the employer that bought the Deferred Annuity or the employer in whose arrangement You participate.

   o For Keogh and certain TSA Deferred Annuities, if your plan terminates and the Account Balance is transferred into another annuity contract we issue.

   o For PEDC, unallocated Keogh and certain TSA Deferred Annuities, if You suffer from an unforeseen hardship.

   o For Keogh Deferred Annuities, if You make a direct transfer to another investment vehicle we have preapproved. For the unallocated Keogh Deferred Annuity, if You are a "restricted" participant, according to the terms of the Deferred Annuity, You also must roll over your Account Balance to a MetLife individual retirement annuity within 120 days after You are eligible to receive a plan distribution.

   o For participants in the Teacher Retirement System of Texas who purchase Contracts on or after June 1, 2002, if You have continuously participated for 10 years. Continuously participated means your Contract must be in existence for 10 years prior to the requested withdrawal.

   o If the plan or group of which You are a participant or member permits account reduction loans, You take an account reduction loan and the withdrawal consists of these account reduction loan amounts.

   o If You have transferred money which is not subject to a withdrawal charge (because You have satisfied contractual provisions for a withdrawal without the imposition of a contract withdrawal charge) from certain eligible MetLife contracts into the Deferred Annuity and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual Early Withdrawal Charge schedule.

   o If permitted in your state, if You make a direct transfer to another funding option or annuity contract issued by us or by one of our affiliates and we agree.


WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY

If You transferred money from certain eligible MetLife contracts into a Deferred Annuity, You may have different Early Withdrawal Charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual Early Withdrawal Charge schedule.

   o   Amounts transferred before January 1, 1996:

       We credit your transfer amounts with the time You held them under your original contract. Or, if it will produce a lower charge, we use the following schedule to determine Early Withdrawal Charges (determined as previously described) for transferred amounts from your original contract:


 DURING PURCHASE PAYMENT YEAR     PERCENTAGE
------------------------------   -----------
               1                     5%
               2                     4%
               3                     3%
               4                     2%
               5                     1%
         6 and Beyond                0%

   o   Amounts transferred on or after January 1, 1996:

       o For certain Contracts which we issued at least two years before the date of transfer (except as noted below), we apply the withdrawal charge under your original contract but not any of the original contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a


                                    B-PPA-32

           Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine Early Withdrawal Charges for transferred amounts from your original contract:


 AFTER THE TRANSFER     PERCENTAGE
--------------------   -----------
          1                5%
          2                4%
          3                3%
          4                2%
          5                1%
    6 and Beyond           0%

       o If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.

   o Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time You held them under your original contract.

DIVORCE. A withdrawal made pursuant to a divorce or separation agreement is subject to the same Withdrawal Charge provisions described in this section, if permissible under tax law. In addition, the withdrawal will reduce the Account Balance and the death benefit. The withdrawal could have a significant negative impact on the death benefit.


FREE LOOK



You may cancel your Deferred Annuity within a certain time period. This is known as a "free look." We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether You purchased your Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund (i) all of your purchase payments or (ii) your Account Balance as of the date your refund request is received at your MetLife Designated Office in Good Order (this means you bear the risk of any decline in the value of your Contract due to the performance of the Investment Divisions during the Free Look period).



DEATH BENEFIT


One of the insurance guarantees we provide You under your Deferred Annuity is that your beneficiaries will be protected during the "pay-in" phase against market downturns. You name your beneficiary(ies) for TSA and 403(a) Deferred Annuities. Your beneficiary under a PEDC Deferred Annuity is the trustee or employer. Under an allocated Keogh Deferred Annuity the death benefit is paid to the plan's trustee. (There is no death benefit for the unallocated Keogh Deferred Annuity.) If You die during the pay-in phase, the death benefit the beneficiary receives will be the greatest of:

   o   Your Account Balance;

   o Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or

   o The total of all of your purchase payments less any partial withdrawals (including any applicable Early Withdrawal Charge).

In each case, we deduct the amount of any outstanding loans from the death benefit.
For the allocated Keogh Deferred Annuity, your death benefit under the Deferred Annuity will be no more than your Account Balance.

The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method.

If we are notified of your death before any requested transaction is completed (including transactions under automated investment strategies, the minimum distribution program and the Systematic Withdrawal Program), we will cancel the request. As described above, the death benefit will be determined when we receive proof of death and an election for the payment method.


                                    B-PPA-33

Until the beneficiary (or the first beneficiary if there are multiple beneficiaries) submits the necessary documentation in Good Order, the Account Balance attributable to his/her portion of the death benefit remains in the Investment Divisions and is subject to investment risk.

Where there are multiple beneficiaries, the death benefit will only be determined as of the time the first beneficiary submits the necessary documentation in Good Order. If the death benefit payable is an amount that exceeds the Account Balance on the day it is determined, we will apply to the Contract an amount equal to the difference between the death benefit payable and the Account Balance in accordance with the current allocation of the Account Balance. The remaining death benefit amounts are held in the Investment Divisions until each of the other beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. Any death benefit amounts held in the Investment Divisions on behalf of the remaining beneficiaries are subject to investment risk. There is no additional death benefit guarantee.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take the payment in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available.


There is no death benefit after the pay-out phase begins, however, depending on the pay-out option your select, any remaining guarantee will be paid to your beneficiary.



TOTAL CONTROL ACCOUNT

The beneficiary may elect to have the Contract's death proceeds paid through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Contract surrender proceeds paid into a Total Control Account established for You.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.


PAY-OUT OPTIONS (OR INCOME OPTIONS)

You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity. When You select your pay-out option, You will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If You decide You want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes, outstanding loans and applicable Contract fees), then we apply the net amount to the option. (See "Income Taxes" for a discussion of partial annuitization.) You are not required to hold your Deferred Annuity for any minimum time period before You may annuitize. However, if You annuitize within two years of purchasing the Deferred Annuity, a $350 Contract fee applies. The variable pay-out option may not be available in all states.

When considering a pay-out option, You should think about whether You want:

   o Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

   o   A fixed dollar payment or a variable payment; and

   o   A refund feature.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex (where permitted) of the measuring lives (annuitants) will also be considered. For example, if You select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if You select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will determine when your income payments start and the frequency with which You will receive your income


                                    B-PPA-34
payments. If You do not tell us otherwise, your Fixed Interest Account Balance will be used to provide a Fixed Income Option and your Separate Account Balance will be used to provide a variable pay-out income option.


Your Contract specifies the date on which income payments are to begin.

PLEASE BE AWARE THAT ONCE YOUR CONTRACT IS ANNUITIZED, YOU ARE INELIGIBLE TO RECEIVE THE DEATH BENEFIT.

Because the features of variable pay-out options in the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information about the available income types and the value of your income payments, reallocations and charges of your Contract in the pay-out phase.



                                INCOME ANNUITIES
--------------------------------------------------------------------------------
Income Annuities provide You with a regular stream of payments for either your lifetime or a specific period. You may choose the frequency of your income payments. For example, You may receive your payments on a monthly, quarterly, semi-annual or annual basis. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that You begin receiving payments immediately or You can apply the Account Balance of your Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "pay-out" phase, You may defer receiving payments from us for one year after You have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuity currently may not be available in all states.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. If You annuitize your Deferred Annuity and should our current annuity rates for a fixed pay-out option for this type of Deferred Annuity provide for greater payments than those guaranteed in your Contract, the greater payment will be made.

Using proceeds from the following types of arrangements, You may purchase Income Annuities to receive immediate payments:

   o   TSA

   o   PEDC

   o   Keogh

   o   403(a)

If You have accumulated amounts in any of the listed investment vehicles, your lump sum withdrawal from that investment vehicle may be used to purchase an appropriate Income Annuity as long as income tax requirements are met.

If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how You may be affected.


INCOME PAYMENT TYPES

Currently, we provide You with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity when You decide to take a pay-out option or at application. The decision is irrevocable.

There are three people who are involved in payments under your Income Annuity:

   o Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

   o Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

   o Beneficiary: the person who receives continuing payments/or a lump sum payment if the owner dies.

                                    B-PPA-35

Many times, the Owner and the Annuitant are the same person.

When deciding how to receive income, consider:

   o   The amount of income You need;

   o   The amount You expect to receive from other sources;

   o   The growth potential of other investments; and

   o   How long You would like your income to last.

Your income payment amount will depend in large part on the type of income payment You choose. For example, if You select a "Lifetime Income Annuity for Two," your payments will typically be lower than if You select a "Lifetime Income Annuity." Income payment types that guarantee that payments will be made for a certain number of years regardless of whether the annuitant or joint annuitant is alive (such as Lifetime Income Annuity with a Guarantee Period and Lifetime Income Annuity for Two with a Guarantee Period, as defined below) result in income payments that are smaller than with income payment types without such a guarantee (such as Lifetime Income Annuity and Lifetime Income Annuity for Two, as defined below). In addition, to the extent the income payment type has a guarantee period, choosing a shorter guarantee period will result in each income payment being larger. Where required by state law or under a qualified retirement plan, the annuitant's sex will not be taken into account in calculating income payments. Annuity rates will not be less than those guaranteed in the Contract at the time of purchase for the AIR and income payment type elected. Due to underwriting, administrative or Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited. We reserve the right to commute or to otherwise pay the value of any remaining income payments over a period which would comply with Federal income tax law. The terms of your Contract will determine when your income payments start and the frequency with which You will receive your income payments. When You select an income type, it will apply to both fixed income payments and variable income payments.

We reserve the right to limit or stop issuing any of the income types currently available based upon legal requirements or other considerations.

The following income payment types are available:

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one


                                    B-PPA-36
annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a Contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.


MINIMUM SIZE OF YOUR INCOME PAYMENT

Your initial income payment must be at least $50. If You live in Massachusetts, the initial income payment must be at least $20. This means the amount used from a Deferred Annuity to provide a pay-out option must be large enough to provide this minimum initial income payment.


ALLOCATION

You decide what portion of your income payment is allocated among the Fixed Income Option and the variable Investment Divisions.


THE VALUE OF YOUR INCOME PAYMENTS

AMOUNT OF INCOME PAYMENTS

Variable income payments from an Investment Division will depend upon the number of annuity units held in that Investment Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

The initial variable income payment is computed based on the amount of the purchase payment applied to the specific Investment Division (net any applicable premium tax owed or Contract fee), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Investment Division to determine the number of annuity units held in that Investment Division. The number of annuity units held remains fixed for the duration of the Contract if no reallocations are made.

The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR.


Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then-current Fixed Income Option purchase rates for that Contract class. The purpose of this provision is to assure the annuitant that, at retirement, if the Fixed Income Option purchase rates for new Contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the owner will be given the benefit of the higher rates.



ANNUITY UNITS

Annuity units are credited to You when You make a purchase payment or make a reallocation into an Investment Division. Before we determine the number of annuity units to credit to You, we reduce a purchase payment (but not a reallocation) by any premium taxes and the Contract fee, if applicable. We then compute an initial income payment amount using the AIR, your income payment type and the age and sex (where permitted) of the measuring lives. We then divide the initial income payment (allocated to an Investment Division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that Investment Division. The initial variable income payment is a hypothetical payment which is calculated based upon the AIR. The initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity. When You reallocate an income payment from an Investment Division, annuity units supporting that portion of your income payment in that Investment Division are liquidated.


                                    B-PPA-37

AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the Investment Divisions You select. We currently offer a 3% and 4% AIR. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if You had elected a higher AIR as changes occur in the investment experience of the Investment Divisions.

The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.

The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.


VALUATION

This is how we calculate the Annuity Unit Value for each Investment Division:

   o First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

   o Next, we subtract the daily equivalent of your insurance-related charge or Separate Account charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

   o Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

   o   Finally, we multiply the previous Annuity Unit Value by this result.


REALLOCATIONS

You may make reallocations among the Investment Divisions or from the Investment Divisions to the Fixed Income Option. Once You reallocate your income payment into the Fixed Income Option You may not later reallocate amounts from the Fixed Income Option to the Investment Divisions. If You reside in certain states You may be limited to four options (including the Fixed Interest Option).

Currently, there is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying Portfolio shares we have designated in the Investment Divisions or other funds to generate your income payments.

Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in Good Order prior to the close of the Exchange on that business day. All other reallocation requests in Good Order will be processed on the next business day.

For us to process a reallocation, You must tell us:

   o   The percentage of the income payment to be reallocated;

   o The Investment Divisions from which You want the income payment to be reallocated; and

   o The Investment Divisions or Fixed Income Option (and the percentages allocated to each) to which You want the income payment to be reallocated.


                                    B-PPA-38

When You request a reallocation from an Investment Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

   o First, we update the income payment amount to be reallocated from the Investment Division based upon the applicable Annuity Unit Value at the time of the reallocation;

   o Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

   o Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation; and

   o Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When You request a reallocation from one Investment Division to another, annuity units in one Investment Division are liquidated and annuity units in the other Investment Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Investment Division to which You have reallocated.

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations You may make, but never to fewer than one a month. If we do so, we will give You advance written notice. We may limit a beneficiary's ability to make a reallocation.

Here are examples of the effect of a reallocation on the income payment:

   o Suppose You choose to reallocate 40% of your income payment supported by Investment Division A to the Fixed Income Option and the recalculated income payment supported by Investment Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x($125 - $100) or $50, and your income payment supported by Investment Division A will be decreased by $40. (The number of annuity units in Investment Division A will be decreased as well.)

   o Suppose You choose to reallocate 40% of your income payment supported by Investment Division A to Investment Division B and the recalculated income payment supported by Investment Division A is $100. Then, your income payment supported by Investment Division B will be increased by $40 and your income payment supported by Investment Division A will be decreased by $40. (Changes will also be made to the number of annuity units in both Investment Divisions as well.)


RESTRICTIONS ON TRANSFERS

RESTRICTIONS ON FREQUENT TRANSFERS/REALLOCATIONS. Frequent requests from contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Frequent transfers/reallocations involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).


We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios. In addition, as described below, we intend to treat



                                    B-PPA-39
all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We monitor transfer/reallocation activity in the following Monitored Portfolios:

     American Funds Global Small Capitalization Fund
     Baillie Gifford International Stock Portfolio
     Clarion Global Real Estate Portfolio
     Harris Oakmark International Portfolio
     Invesco Small Cap Growth Portfolio
     Loomis Sayles Global Markets Portfolio
     Loomis Sayles Small Cap Core Portfolio
     Loomis Sayles Small Cap Growth Portfolio
     MFS(R) Research International Portfolio
     MSCI EAFE(R) Index Portfolio
     Neuberger Berman Genesis Portfolio
     Oppenheimer Global Equity Portfolio
     Russell 2000(R) Index Portfolio
     T. Rowe Price Small Cap Growth Portfolio
     Western Asset Management Strategic Bond Opportunities Portfolio

We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER PORTFOLIOS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER/REALLOCATION ACTIVITY IN THOSE PORTFOLIOS. We may change the Monitored Portfolios at any time without notice in our sole discretion.


As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer/reallocation policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer/reallocation policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.


Our policies and procedures may result in transfer/reallocation restrictions being applied to deter frequent transfers/reallocations. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, we require future requests to or from any Monitored Portfolios under that Contract to be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of this restriction. Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this Prospectus are not treated as transfers when we monitor the frequency of transfers.


Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this Prospectus are not treated as transfers when we monitor the frequency of transfers.


Your third-party administrator has its own standards with regard to monitoring activity in the Monitored Portfolios and how subsequent transfer/reallocation activity will be restricted once those standards are triggered. These standards and subsequent trading restrictions may be more or less restrictive than ours, and presently include restrictions on non-Monitored Portfolios. The differences in monitoring standards and restrictions are due to systems limitation and



                                    B-PPA-40
may change from time to time as those systems are upgraded.


The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate frequent transfers/reallocations in any Portfolio and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in frequent transfers/reallocations; we apply our policies and procedures without exception, waiver or special arrangement.


The Portfolios may have adopted their own policies and procedures with respect to frequent transfers/reallocations in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer/reallocation policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent transfer/reallocation policies established by the Portfolio.

In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer/reallocation policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from contract owners engaged in frequent transfer/reallocation trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers/reallocations (even if an entire omnibus order is rejected due to the frequent transfers/reallocations of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.


Restrictions on Large Transfers/Reallocations. Large transfers/reallocations may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a large cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer/reallocation activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer/reallocation requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer/reallocation requests from that third party must be submitted in writing with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.



CONTRACT FEE


A one time $350 Contract fee is taken from your purchase payment when You purchase an Income Annuity prior to


                                    B-PPA-41
allocating the remainder of the purchase payment to either the Investment Divisions and/or the Fixed Income Option. This charge covers our administrative costs including preparation of the Income Annuities, review of applications and recordkeeping. We are currently waiving this fee.


CHARGES


There are two types of charges You pay if You allocate any of your income payment to the Investment Divisions:

   o   Insurance-related charge (or Separate Account charge); and

   o   Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain Contract charges.

The Separate Account charge You pay will not reduce the number of annuity units credited to You. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.


INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amounts in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).


INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Four classes of shares available to the Income Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage You pay for the investment-related charge depends on the Investment Divisions You select. Investment-related charges for each Portfolio for the previous year are listed in the Table of Expenses.


PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when You make the purchase payment.

Premium taxes, if applicable, depend on the Income Annuity You purchased and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

We reserve the right to deduct from the Income Annuity for any income taxes which we incur because of the Income Annuity. In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the Income Annuity that offset Separate Account income. If this should change, it is possible we could incur income tax with respect to the Income Annuity, and in that event we may deduct such tax from the Income Annuity. At the present time, however, we are not incurring any such income tax or making any such deductions.


                                    B-PPA-42

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FREE LOOK



You may cancel your Income Annuity within a certain time period. This is known as a "free look." We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The "free look" may also vary depending on your age and whether You purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund (i) all of your purchase payment or (ii) the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in Good Order (this means you bear the risk of any decline in the value of your Contract due to the performance of the Investment Divisions during the Free Look period).


If You do not cancel your Income Annuity during the "free-look" period, your decision to purchase the Income Annuity is irrevocable.

You do not have a "free look" if You are electing income payments in the pay-out phase of your Deferred Annuity.



                              GENERAL INFORMATION
--------------------------------------------------------------------------------
ADMINISTRATION


All transactions will be processed in the manner described below.


PURCHASE PAYMENTS

Send your purchase payments, by check, cashier's check or certified check made payable to "MetLife," to your MetLife Designated Office or a MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler's checks. We will provide You with all necessary forms. We must have all documents in Good Order to credit your purchase payments.

We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.") If You send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to You, or there may be delay in applying the purchase payment or transaction to your Contract.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which You apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in Good Order at your MetLife Designated Office, except when they are received:

   o On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

   o   After the close of the Exchange.


In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated. If payments on your behalf are not made in a timely manner, there may be a delay in when amounts are credited.


We reserve the right to credit your initial purchase payment to You within two days after its receipt at your MetLife Designated Office or MetLife sales office, if applicable. However, if You fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in Good Order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify You and give You the reasons for the delay. At that time, You will be asked whether You agree to let us keep your money until the problem is resolved. If You do not agree or we cannot reach You by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, the trustee of the Keogh plan (if an allocated Deferred Annuity) or the group in which You are a participant or member must identify You on their reports to us and tell us how your money should be allocated among the Investment Divisions and the Fixed Interest Account/Fixed Income Option.


                                    B-PPA-43

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. Salary reduction or deduction purchase payments under TSA Deferred Annuities are confirmed quarterly. Unless You inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.


PROCESSING TRANSACTIONS

We permit You to request transactions by mail and telephone. We make Internet access available to You for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.


BY TELEPHONE OR INTERNET

You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to You include:

   o   Account Balance

   o   Unit Values

   o   Current rates for the Fixed Interest Account

   o   Transfers

   o   Changes to investment strategies

   o   Changes in the allocation of future purchase payments.

Your transaction must be in Good Order and completed prior to the close of the Exchange on one of our business days if You want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at the MetLife Designated Office to be effective. If acceptable to us, requests or elections relating to Beneficiaries and Ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.


TELEPHONE AND COMPUTER SYSTEMS

Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to the MetLife Designated Office.


                                    B-PPA-44

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of systems.

We are not responsible or liable for:

   o any inaccuracy, error, or delay in or omission of any information You transmit or deliver to us; or

   o any loss or damage You may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.


AFTER YOUR DEATH

If we are notified of your death before any requested transaction is completed (including transactions under automated investment strategies, the minimum distribution program and the Systematic Withdrawal Program), we will cancel the request. For example, if You request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method. For Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. For a Deferred Annuity in the pay-out phase and Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity or Deferred Annuity in the pay-out phase so provides. Or, depending on your Income Annuity's or annuitized Deferred Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.


ABANDONED PROPERTY REQUIREMENTS

Every state has unclaimed property laws which generally declare non-ERISA ("Employee Retirement Income Security Act of 1974") annuity contracts to be abandoned after a period of inactivity of three to five years from the contract's maturity date (the latest day on which annuity payments may begin under the Contract) or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, We are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary of the Contract Owner last resided, as shown on Our books and records, or to Our state of domicile. (Escheatment is the formal, legal name of this process.) However, the state is obligated to pay the death benefit (without interest) if Your beneficiary steps forward to claim it with the proper documentation. To prevent Your Contract's proceeds from being paid to the state abandoned or unclaimed property office, it is important that You update Your beneficiary designations, including addresses, if and as they change. Please call 1-800-638-7732 to make such changes.


MISSTATEMENT

We may require proof of age of the annuitant, owner, or beneficiary before making any payments under this Contract that are measured by the annuitant's, owner's, or beneficiary's life. If the age of the annuitant, owner, or beneficiary has been misstated, the amount payable will be the amount that the Account Balance would have provided at the correct age.

Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in any other manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we are required to pay interest on any under payments.


CYBERSECURITY

Our variable annuity contract business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Portfolios and the firms involved in the distribution and sale of our variable annuity contracts). For example, many routine operations, such as processing Your requests and elections and day-to-day record keeping, are all executed through computer networks and systems. We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on MetLife and the Separate Account, as well as you and Your Contracts. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets. Cybersecurity breaches can be intentional or unintentional events, and can occur


                                    B-PPA-45
through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of contract transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate Accumulation Unit Values; cause the release and possible destruction of your confidential information or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.


THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from You. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent You designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.


VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value for each Investment Division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give You 30 days notice.

When You request a transaction, we will process the transaction on the basis of the Accumulation Unit Value or Annuity Unit Value next determined after receipt of the request. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if You request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units You receive on the next available Annuity Unit Value.

We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:


   o rules of the SEC so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

   o   during any other period when the SEC by order so permits.



ADVERTISING PERFORMANCE


We periodically advertise the performance of the Investment Divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results. We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return" or some combination of these terms.


YIELD is the net income generated by an investment in a particular Investment Division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of Early Withdrawal Charges. Early Withdrawal Charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable Early Withdrawal Charges since the Investment Division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These presentations for the Income Annuities reflect a 3% benchmark AIR. These figures also assume a steady annual rate of return.


                                    B-PPA-46

For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the Investment Divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund, Calvert Fund, and American Funds(R) Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities or Income Annuities had been introduced as of the Portfolio inception date.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.

We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

We may state performance for the Investment Divisions of the Income Annuity which reflect deduction of the Separate Account charge and investment-related charge, if accompanied by the annualized change in Annuity Unit Value.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable (rather than the maximum) insurance-related charge, as well as the Annuity Unit Values and the investment-related charge.

We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical Annuity Unit Values.

We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and the average of investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge (rather than the maximum), as well as the Annuity Unit Values and the investment-related charge.

An illustration should not be relied upon as a guarantee of future results.

Historical performance information should not be relied on as a guarantee of future performance results.

Past performance is no guarantee of future results.

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and Early Withdrawal Charges.


CHANGES TO YOUR DEFERRED ANNUITY OR INCOME ANNUITY


We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

   o   To operate the Separate Account in any form permitted by law.

                                    B-PPA-47

   o To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations transactions permitted.

   o To transfer any assets in an Investment Division to another Investment Division, or to one or more separate accounts, or to our general account, or to add, combine or remove Investment Divisions in the Separate Account.

   o To substitute for the Portfolio shares in any Investment Division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.

   o To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.

   o To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an Investment Division in which You have a balance or an allocation, we will notify You of the change. You may then make a new choice of Investment Divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes. We will notify you of any changes to the Separate Account.


VOTING RIGHTS


Based on our current view of applicable law, You have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Met Investors Fund Calvert Fund or American Funds(R) proposals that are subject to a shareholder vote. Therefore, You are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.


We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding Investment Divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You are entitled to give instructions regarding the votes attributable to your Deferred Annuity or Income Annuity in your sole discretion. Under the Keogh Deferred Annuity, participants may instruct You to give us instructions regarding shares deemed attributable to their contributions to the Deferred Annuity. Under the Keogh Deferred Annuity, we will provide You with the number of copies of voting instruction soliciting materials that You request so that You may furnish such materials to participants who may give You voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.


There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of contract owners or participants/annuitants may control the outcome of a vote. Shares of the Metropolitan Fund, Met Investors Fund Calvert Fund or American Funds(R) that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:


The shares for which voting instructions are received, and

The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.


                                    B-PPA-48

WHO SELLS THE DEFERRED ANNUITIES AND INCOME ANNUITIES


MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other Variable Annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities and Income Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities and Income Annuities, including our affiliated broker-dealers). MLIDC does not retain any fees under the Deferred Annuities and Income Annuities.


MLIDC's principal executive offices are located at 1095 Avenue of the Americas, New York, NY 10036. MLIDC is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as well as the securities commissions in the states in which it operates, and is a member of the Financial Regulatory Industry Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

The Deferred Annuities are sold through MetLife licensed sales representatives who are associates with our affiliated broker-dealer MetLife Securities, Inc. ("MSI"), which is paid compensation for promotion and sale for the Deferred Annuities. MSI is registered with the SEC as a broker-dealer under the Exchange Act and is also a member of FINRA. The Deferred Annuities may also be sold through other registered broker dealers. The Deferred Annuities may also be sold through the mail, the Internet or by telephone.

On February 29, 2016, MetLife, Inc. and Massachusetts Mutual Life Insurance Company (MassMutual) announced they have entered into a definitive agreement for the acquisition by MassMutual of MetLife Securities. The transaction is expected to close by mid-2016, and is subject to certain closing conditions, including regulatory approval. As a result of the transaction, MSI will no longer be affiliated with Metropolitan Life Insurance Company.


There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the charges and deductions under the Deferred Annuities. Our sales representatives must meet a minimum level of sales production in order to maintain their agent status with us. Sales representatives can meet the minimum level of sales production through sales of proprietary and/or non-proprietary products. (Proprietary products are those issued by us or our affiliates.) However, sales representatives can meet a lower alternative minimum level of sales production if the sales representative focuses on sales of proprietary products. Therefore, a sales representative may have an incentive to favor the sale of proprietary products. Moreover, because the managers who supervise the representatives receive a higher level of compensation based on sales of proprietary products, these sales managers have an incentive to promote the sale of proprietary products.

Our sales representatives receive cash payments for the products they sell and service based upon a `gross dealer concession' model. With respect to the Deferred Annuities, the gross dealer concession ranges from 1.5% to 6% of each purchase payment and, starting in the second Contract Year, 0.18% of the Account Balance or amount available from which income payments are made each year that the Contract is in force for servicing the Contract. Gross dealer concession may also be credited when the Contract is annuitized. The amount of gross dealer concession credited upon annuitization depends on several factors, including the number of years the Contract has been in force.

A sales representative is entitled to part or all of the gross dealer concession. The percentage to which the representative is entitled is determined by a sliding-scale formula that takes into account the total amount of proprietary and non-proprietary products sold and serviced by the representative.

Our sales representatives and their managers may be eligible for additional cash compensation, such as bonuses and expense allowances (that may be tied to sales of specific products), equity awards (such as stock options), training allowances, supplemental compensation, product level add-ons controlled at the local and company levels, financing arrangements, special loan repayment options, marketing support, medical and other insurance benefits, and retirement benefits and other benefits. Since some of this additional compensation, in particular, life insurance, disability and retirement benefits is based primarily on the amount of proprietary products sold, our sales representatives and their managers have an incentive to favor the sale of proprietary products. Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises. The business unit responsible for the operation of our distribution system is also eligible to receive an amount of compensation.


                                    B-PPA-49

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Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.


MLIDC also pays compensation for the sale of Contracts by unaffiliated broker-dealers. The compensation paid to unaffiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred annuities are sold.) Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of these selling firms may also receive non-cash compensation pursuant to their firm's guidelines directly from us or the distributor. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. An unaffiliated broker-dealer or sales representative of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to different compensation rates. Ask your sales representative for further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.


From time to time, MetLife pays organizations, associations and non-profit organizations fees to sponsor MetLife's Variable Annuity Contracts. We may also obtain access to an organization's members to market our Variable Annuity Contracts. These organizations are compensated for their sponsorship of our Variable Annuity Contracts in various ways. Primarily, they receive a flat fee from MetLife. We also compensate these organizations by our funding of their programs, scholarships, events or awards, such as a principal of the year award. We may also lease their office space or pay fees for display space at their events, purchase advertisements in their publications or reimburse or defray their expenses. In some cases, we hire organizations to perform administrative services for us, for which they are paid a fee based upon a percentage of the Account Balances their members hold in the Contract. We also may retain finders and consultants to introduce MetLife to potential clients and for establishing and maintaining relationships between MetLife and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses. We or our affiliates may also pay duly licensed individuals associated with these organizations cash compensation for the sales of the Contracts.


FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account have been included in the SAI.


YOUR SPOUSE'S RIGHTS

If You received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and You are married, the income payments, withdrawal and loan provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax adviser or attorney.

Any reference to "spouse" includes those persons who are married under state law, regardless of sex.


WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from You for 36 consecutive months and your Account Balance is less than $2,000, except for the unallocated Keogh Deferred Annuity. We may only cancel the unallocated Keogh Deferred Annuity if we do not receive purchase payments from You for 12 consecutive months and your Account Balance is less than $15,000. Accordingly, no Contract will be terminated due


                                    B-PPA-50

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solely to negative investment performance. We will only do so to the extent allowed by law. If we cancel a Deferred Annuity issued in New York, we will return the full Account Balance. In all other cases, You will receive an amount equal to what You would have received if You had requested a total withdrawal of your Account Balance. Early Withdrawal Charges may apply. Certain Deferred Annuities do not contain these cancellation provisions.

We will not terminate any Contract where we keep records of your account if at the time the termination would otherwise occur the guaranteed amount under any death benefit is greater than the Account Balance. For all other Contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. We will not exercise this provision under Contracts issued in New York. However, if your plan determines to terminate the Contract at a time when You have a guaranteed amount under any death benefit that is greater than the Account Balance, You forfeit any guaranteed amount You have accrued under the death benefit upon termination of the Contract.



                                  INCOME TAXES
--------------------------------------------------------------------------------
INTRODUCTION



The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Code and the provisions of the Code that govern the Contract are complex and subject to change. The applicability of Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect You and your Contract. Nor does this discussion address other Federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment in the Contract. As a result, You should always consult a tax adviser for complete information and advice applicable to your individual situation.

We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA.


We do not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

Any Code reference to "spouse" includes those persons who are married spouses under state law, regardless of sex.


QUALIFIED ANNUITY CONTRACTS

INTRODUCTION

The Contract may be purchased through certain types of retirement plans that receive favorable treatment under the Code ("tax qualified plans"). Tax-qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities ("TSA"), 408 or "IRAs" (including SEP and SIMPLE IRAs), 408A or "Roth IRAs" or 457 (b) or 457(b) governmental plans. Extensive special tax rules apply to qualified plans and to the annuity Contracts used in connection with these plans. Therefore, the following discussion provides only general information about the use of the Contract with the various types of qualified plans. Adverse tax consequences may result if You do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the Contract.

We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.

All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.


                                    B-PPA-51

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ACCUMULATION

The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that You may claim for that contribution under qualified plans are limited under the Code. See the SAI for a description of qualified plan types and annual current contribution limitations which are subject to change from year-to-year.

Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a "before tax" basis entitle You to a tax deduction or are not subject to current income tax. Purchase payments made on an "after tax" basis do not reduce your taxable income or give You a tax deduction. Contributions may also consist of transfers or rollovers as described below and are not subject to the annual limitations on contributions.

The Contract will accept as a single purchase payment a transfer or rollover from another IRA or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plan.) It will also accept a rollover or transfer from a SIMPLE IRA after the taxpayer has participated in such arrangement for at least two years.


TAXATION OF ANNUITY DISTRIBUTIONS


If contributions are made on a "before tax" basis, You generally pay income taxes on the full amount of money You receive under the Contract. Withdrawals attributable to any after-tax contributions are basis in the Contract and not subject to income tax (except for the portion of the withdrawal allocable to earnings, if any).

Under current Federal income tax rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

If You meet certain requirements, your Roth IRA, Roth 403(b) and Roth 401(k) earnings can be received free from Federal income taxes.

With respect to IRA Contracts, we will withhold a portion of the taxable amount of your withdrawal for income taxes, unless You elect otherwise. The amount we will withhold is determined by the Code.


WITHDRAWALS PRIOR TO AGE 59 1/2


A taxable withdrawal from a qualified plan which is subject to income tax may also be subject to a 10% Federal income tax penalty for "early" distribution if taken prior to age 59 1/2, unless an exception described below applies.

     These exceptions include withdrawals made:


   (a)        on account of your death or disability, or

   (b) as part of a series of substantially equal periodic payments payable for your life or joint lives of You and your designated beneficiary and You are separated from employment.


If You receive systematic payments that You intend to qualify for the "substantially equal periodic payments" exception noted above, any modifications (except due to death or disability) to your payment before age
59 1/2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include but are not limited to additional purchase payments to the Contract (including tax-free transfers or rollovers) and additional withdrawals from the Contract.

The 10% Federal income tax penalty on early distribution does not apply to governmental 457(b) plan contracts. However, it does apply to distributions from 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.

A withdrawal or distribution from a qualified annuity Contract other than an IRA (including SEPs and SIMPLEs) will avoid the penalty if: (1) the distribution is on separation from employment after age 55; (2) the distribution is made pursuant to a qualified domestic relations order ("QDRO");
(3) the distribution is to pay deductible medical expenses; or (4) if the distribution is to pay IRS levies (and made after December 31, 1999).


In addition to death, disability and as part of a series of substantially equal periodic payments as indicated above, a withdrawal or distribution from an IRA (including SEPs and SIMPLEs and Roth IRAs) will avoid the penalty (1) if the distribution is to pay deductible medical expenses; (2) if the distribution is to pay IRS levies (and made after December 31, 1999); (3) if the distribution is used to pay for medical insurance (if You are unemployed), qualified


                                    B-PPA-52
higher education expenses, or for a qualified first time home purchase up to $10,000. Other exceptions may be applicable under certain circumstances and special rules apply or may become applicable in connection with the exceptions enumerated above.


ROLLOVERS

Your Contract is non-forfeitable (i.e., not subject to the claims of your creditors) and non-transferable (i.e., You may not transfer it to someone else).

Nevertheless, Contracts held in certain employer plans subject to ERISA may be transferred in part pursuant to a QDRO.

Under certain circumstances, You may be able to transfer amounts distributed from your Contract to another eligible retirement plan or IRA. For 457(b) plans maintained by non-governmental employers, if certain conditions are met , amounts may be transferred into another 457(b) plan maintained by a non-governmental employer.


Generally, a distribution may be eligible for rollover, but certain types of distributions cannot be rolled over, such as distributions received on account of:

   (a)        minimum distribution requirements;

   (b)        financial hardship; or

   (c)        for a period of ten or more years or for life.


20% WITHHOLDING ON ELIGIBLE ROLLOVER DISTRIBUTIONS


For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. The amount we withhold is determined by the Code. You may avoid withholding if You directly transfer a withdrawal from this Contract to another qualified plan or IRA. Similarly, You may be able to avoid withholding on a transfer into this Contract from an existing qualified plan You may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not "eligible rollover distributions," the Code imposes different withholding rules to determine the withholding percentage.


DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the Contract owner or plan participant (under the rules for withdrawals or income payments, whichever is applicable).


Distributions required from a qualified annuity Contract following your death depend on whether You die before You had converted your Contract to an annuity form and started taking annuity payments (your Annuity Starting Date).

If You die on or after your Annuity Starting Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

If You die before your Annuity Starting Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin within one year of your death).

Your designated beneficiary is the person to whom benefit rights under the Contract pass by reason of death; the beneficiary must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.

If the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the owner. If your Contract permits, your beneficiary spouse may delay the start of these payments until December 31 of the year in which You would have reached age
70 1/2.

Alternatively, your spouse may be able to rollover the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan or he or she may elect to rollover the death proceeds into his or her own IRA.


If your beneficiary is not your spouse and your plan and Contract permit, your beneficiary may be able to rollover the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse beneficiary may not treat the inherited IRA as his or her own IRA.


                                    B-PPA-53

Additionally, for Contracts issued in connection with qualified plans subject to ERISA, the spouse or ex-spouse of the owner may have rights in the Contract. In such a case, the owner may need the consent of the spouse or ex-spouse to change annuity options or make a withdrawal from the Contract.


REQUIRED MINIMUM DISTRIBUTIONS



Generally, You must begin receiving amounts from your retirement plan by April 1 following the latter of:


   (a)        the calendar year in which You reach age 70 1/2, or

   (b) the calendar year You retire, provided You do not own more than 5% of your employer.


A tax penalty of 50% applies to the shortfall of any required minimum distributions You fail to receive.


You may not satisfy minimum distributions for one employer's qualified plan (i.e., 401(a), 403(a), 457(b)) with distributions from another qualified plan of the same or a different employer. However, an aggregation rule does apply in the case of 403(b) plans. The amount of required minimum distribution is calculated separately with respect to each 403(b) arrangement, but the aggregate amount of the required distribution may be taken from any one or more of the your 403(b) plan contracts.

Complex rules apply to the calculation of these withdrawals. In general, income tax regulations permit income payments to increase based not only with respect to the investment experience of the Portfolios but also with respect to actuarial gains.

The regulations also require that the value of benefits under a deferred annuity including certain death benefits in excess of Contract value must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. We will provide You with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult your own tax adviser as to how these rules affect your own distribution under this rule.

If You intend to receive your minimum distributions which are payable over the joint lives of You and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of You and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. You should consult your own tax adviser as to how these rules affect your own Contract.


ADDITIONAL INFORMATION REGARDING TSA (ERISA AND NON-ERISA) 403(B)

SPECIAL RULES REGARDING EXCHANGES


In order to satisfy tax regulations, contract exchanges within a 403(b) plan must, at a minimum, meet the following requirements: (1) the plan must allow the exchange; (2) the exchange must not result in a reduction in a participant's or a beneficiary's accumulated benefit: (3) the receiving contract includes distribution restrictions that are no less stringent than those imposed on the contract being exchanged; and (4) if the issuer receiving the exchanges is not part of the plan, the employer enters into an agreement with the issuer to provide information to enable the contract provider to comply with Code requirements. Such information would include details concerning severance from employment, hardship withdrawals, loans and tax basis. You should consult your tax or legal counsel for any advice relating to Contract exchanges or any other matter relating to these regulations.


WITHDRAWALS

If You are under age 59 1/2, You generally cannot withdraw money from your TSA Contract unless the withdrawal:

   (a) Related to purchase payments made prior to 1989 and pre-1989 earnings on those purchase payments;

   (b) Is exchanged to another permissible investment under your 403(b) plan;

   (c) Relates to contributions to an annuity contract that are not salary reduction elective deferrals , if your plan allows it;

   (d) Occurs after You die, leave your job or become disabled (as defined by the Code);

   (e) Is for financial hardship (but only to the extent of elective deferrals), if your plan allows it;

   (f) Relates to distributions attributable to certain TSA plan terminations, if the conditions of the Code are met;

                                    B-PPA-54

   (g)        Relates to rollover or after-tax contributions; or

   (h) Is for the purchase of permissive service credit under a governmental defined benefit plan.

In addition, a Section 403(b) Contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant's severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age or disability.

DISTINCTION FOR PUERTO RICO CODE

An annuity Contract may be purchased by an employer for an employee under a qualified pension, profit sharing, stock bonus, annuity, or a "cash or deferred" arrangement plan established pursuant to Section 1081.01 of the 2011 PR Code. To be tax qualified under the 2011 PR Code, a plan must comply with the requirements of Section 1081.01(a) of the 2011 PR Code which includes certain participation requirements, among other requirements. A trust created to hold assets for a qualified plan is exempt from tax on its investment income.

CONTRIBUTIONS

The employer is entitled to a current income tax deduction for contributions made to a qualified plan, subject to statutory limitations on the amount that may be contributed each year. The plan contributions by the employer are not required to be included in the current income of the employee.

DISTRIBUTIONS

Any amount received or made available to the employee under the qualified plan is includible in the gross income of the employee in the taxable year in which received or made available. In such case, the amount paid or contributed by the employer shall not constitute consideration paid by the employee for the Contract for purposes of determining the amount of annuity payments required to be included in the employee's gross income. Thus, amounts actually distributed or made available to any employee under the qualified plan will be included in their entirety in the employee's gross income. The value of accrued benefits in a qualified retirement plan with respect to which the special 8% tax under Puerto Rico Act No. 77-2014 was prepaid will be considered as part of the participant's tax basis in his retirement plan account. Thus, any distributions attributable to the benefits for which such taxes were prepaid will not be subject to income taxes when the same are subsequently received by the participant. However, the investment income and the appreciation in value, if any, accrued on the benefits with respect to which the special tax was prepaid, will be taxed as provided by the tax rules in effect at the time of distribution. Lump-sum proceeds from a Puerto Rico qualified retirement plan due to separation from service will generally be taxed at a 20% capital gain tax rate to be withheld at the source. A special rate of 10% may apply instead, if the plan satisfies the following requirements:

   (1) the plan's trust is organized under the laws of Puerto Rico, or has a Puerto Rico resident trustee and uses such trustee as paying agent; and

   (2) 10% of all plan's trust assets (calculated based on the average balance of the investments of the trust) attributable to participants who are Puerto Rico residents must be invested in "property located in Puerto Rico" for a three-year period.

If these two requirements are not satisfied, the distribution will generally be subject to the 20% tax rate. The three-year period includes the year of the distribution and the two immediately preceding years. In the case of a defined contribution plan that maintains separate accounts for each participant, the described 10% investment requirement may be satisfied in the accounts of a participant that chooses to invest in such fashion rather than at the trust level. Property located in Puerto Rico includes shares of stock of a Puerto Rico registered investment company, fixed or variable annuities issued by a domestic insurance company or by a foreign insurance corporation that derives more than 80% of its gross income from sources within Puerto Rico and bank deposits. The PR 2011 Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.


You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution if You are a resident of Puerto Rico. -


ROLLOVER

                                    B-PPA-55

Deferral of the recognition of income continues upon the receipt of a distribution by a participant from a qualified plan, if the distribution is contributed to another qualified retirement plan or traditional individual retirement account for the employee's benefit no later than sixty (60) days after the distribution.

ERISA CONSIDERATIONS


In the context of a Puerto Rico qualified retirement plan trust, the IRS has held that the transfer of assets and liabilities from a qualified retirement plan trust under the Code to that type of plan would generally be treated as a distribution includible in gross income for U.S. income tax purposes even if the Puerto Rico retirement plan is a plan described in ERISA Section 1022(i)(1). By contrast, a transfer from a qualified retirement plan trust under the Code to a Puerto Rico qualified retirement plan trust that has made an election under ERISA Section 1022(i)(2) is not treated as a distribution from the transferor plan for U.S. income tax purposes because a Puerto Rico retirement plan that has made an election under ERISA Section 1022(i)(2) is treated as a qualified retirement plan for purposes Code Section 401(a). The IRS has determined that the above described rules prescribing the inclusion in income of transfers of assets and liabilities to a Puerto Rico retirement plan trust described in ERISA Section 1022(i)(1) would be applicable to transfers taking effect after December 31, 2012. Notwithstanding the above, the IRS has recently held that a Puerto Rico retirement plan described in ERISA Section 1022(i)(1) may participate in a 81-100 group trust because it permits said plan to diversify its investments without adverse tax consequences to the group trust or its investors.

Similar to the IRS in Revenue Ruling 2013-17, the U.S. Department of Labor issued DOL Technical Release No. 2013-04 on September 18, 2013, providing that, where the Secretary of Labor has authority to regulate with respect to the provisions of ERISA dealing with the use of the term "spouse", spouse will be read to refer to any individuals who are lawfully married under any state law, including same-sex spouses, and without regard to whether their state of domicile recognizes same-sex marriage. Thus, for ERISA purposes as well as Federal tax purposes, an employee benefit plan participant who marries a person of the same sex in a jurisdiction that recognizes same-sex marriage will continue to be treated as married even if the couple moves to a jurisdiction, that does not recognize same-sex marriage.



                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and Federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.


                                    B-PPA-56

                                   APPENDIX A
--------------------------------------------------------------------------------
                               PREMIUM TAX TABLE


If You are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.


                                          NON-QUALIFIED
                            QUALIFIED       DEFERRED
                            DEFERRED        ANNUITIES
                           AND INCOME      AND INCOME
                            ANNUITIES       ANNUITIES
                          ------------   --------------
California(1)..........      0.5%            2.35%
Florida(2).............      1.0%             1.0%
Maine(3)...............      0.0%             2.0%
Nevada(4)..............      0.0%             3.5%
Puerto Rico(5).........      1.0%             1.0%
South Dakota(6)........      0.0%            1.25%
West Virginia..........      1.0%             1.0%
Wyoming(4).............      0.0%             1.0%

------------
1  California applies the qualified tax rate to plans that qualify under the following Code Sections: 401(a), 403(b), 404, 408(b), and 501(a).
2  Annuity premiums are exempt from taxation provided the tax savings are passed back to the contract holders. Otherwise, they are taxable at 1%. 3 Maine applies the qualified tax rate to plans that qualify under the following Code Sections: 401, 403, 403(b), 404, 408, 457 and 501.
4  Nevada and Wyoming apply the qualified tax rate to plans that qualify under the following Code Sections: 401, 403, 404, 408, 457 and 501.
5 We will no deduct premium taxes paid by us to Puerto Rico from purchase payments, Account Balances, withdrawals, death benefits or income payments.
6 Special rate applies for large case annuity policies. Rate is 8/100 of 1% for that portion of the annuity considerations received on a contract exceeding $500,000 annually. Special rate on large case policies is not subject to retaliation. South Dakota applies the qualified tax rate to plans that qualify under the following Code Sections: 401, 403(b), 404, 408, 457, and 501(a).

                                    B-PPA-57

                                   APPENDIX B
--------------------------------------------------------------------------------
                     ACCUMULATION UNIT VALUES (IN DOLLARS)


This table shows fluctuations in the Accumulation Unit Values for each Investment Division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).



                                                                                                                     NUMBER OF
                                                                                        BEGINNING OF                  ACCUMULATION
                                                                                            YEAR        END OF YEAR   UNITS END OF
1.25 SEPARATE ACCOUNT CHARGE                                                            ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                              YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
------------------------------------------------------------------------------- ------ -------------- -------------- -------------
American Funds Bond Investment Division (Class 2) (5/1/2006)................... 2006    15.03          15.80               836
                                                                                2007    15.80          16.12             2,210
                                                                                2008    16.12          14.43             1,475
                                                                                2009    14.43          16.05             1,346
                                                                                2010    16.05          16.88             1,181
                                                                                2011    16.88          17.69               998
                                                                                2012    17.69          18.41               945
                                                                                2013    18.41          17.79               789
                                                                                2014    17.79          18.50               722
                                                                                2015    18.50          18.32               635
American Funds Global Small Capitalization Investment Division (Class 2)....... 2006    24.41          29.92             5,888
                                                                                2007    29.92          35.88             6,596
                                                                                2008    35.88          16.47             5,184
                                                                                2009    16.47          26.24             4,852
                                                                                2010    26.24          31.72             4,325
                                                                                2011    31.72          25.33             3,639
                                                                                2012    25.33          29.57             3,112
                                                                                2013    29.57          37.47             2,827
                                                                                2014    37.47          37.79             2,574
                                                                                2015    37.79          37.43             2,356
American Funds Growth Investment Division (Class 2)............................ 2006   151.82         165.27             2,172
                                                                                2007   165.27         183.38             2,075
                                                                                2008   183.38         101.48             1,819
                                                                                2009   101.48         139.73             1,629
                                                                                2010   139.73         163.80             1,450
                                                                                2011   163.80         154.87             1,276
                                                                                2012   154.87         180.32             1,124
                                                                                2013   180.32         231.72             1,021
                                                                                2014   231.72         248.35               931
                                                                                2015   248.35         262.10               840
American Funds Growth-Income Investment Division (Class 2)..................... 2006   105.58         120.14             2,349
                                                                                2007   120.14         124.63             2,240
                                                                                2008   124.63          76.50             1,886
                                                                                2009    76.50          99.17             1,651
                                                                                2010    99.17         109.15             1,481
                                                                                2011   109.15         105.83             1,303
                                                                                2012   105.83         122.80             1,157
                                                                                2013   122.80         161.93             1,048
                                                                                2014   161.93         176.94               961
                                                                                2015   176.94         177.30               866
American Funds(R) Balanced Allocation Investment Division (Class C)
(4/28/2008).................................................................... 2008    10.00           7.01               639
                                                                                2009     7.01           8.96             1,145
                                                                                2010     8.96           9.93             1,406
                                                                                2011     9.93           9.60             1,340
                                                                                2012     9.60          10.76             1,271
                                                                                2013    10.76          12.60             1,404
                                                                                2014    12.60          13.20             1,495
                                                                                2015    13.20          12.94             1,458
American Funds(R) Growth Allocation Investment Division (Class C)
(4/28/2008).................................................................... 2008     9.99           6.36               428
                                                                                2009     6.36           8.42               871
                                                                                2010     8.42           9.44             1,048
                                                                                2011     9.44           8.89             1,060
                                                                                2012     8.89          10.19             1,062
                                                                                2013    10.19          12.60             1,103
                                                                                2014    12.60          13.24             1,137
                                                                                2015    13.24          12.98             1,207


                                    B-PPA-58

                                          1.25 SEPARATE ACCOUNT CHARGE (CONTINUED)
                                                                                                                 NUMBER OF
                                                                                  BEGINNING OF                  ACCUMULATION
                                                                                      YEAR        END OF YEAR   UNITS END OF
                                                                                  ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                        YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
------------------------------------------------------------------------- ------ -------------- -------------- -------------
American Funds(R) Moderate Allocation Investment Division (Class C)
(4/28/2008).............................................................. 2008   10.01           7.69                 672
                                                                          2009    7.69           9.37               1,228
                                                                          2010    9.37          10.17               1,382
                                                                          2011   10.17          10.07               1,312
                                                                          2012   10.07          11.02               1,270
                                                                          2013   11.02          12.36               1,251
                                                                          2014   12.36          12.95               1,304
                                                                          2015   12.95          12.70               1,295
Baillie Gifford International Stock Investment Division (Class A)........ 2006   18.04          20.76               9,148
                                                                          2007   20.76          22.62               8,331
                                                                          2008   22.62          12.48               7,317
                                                                          2009   12.48          15.06               6,530
                                                                          2010   15.06          15.95               5,890
                                                                          2011   15.95          12.62               5,448
                                                                          2012   12.62          14.90               4,833
                                                                          2013   14.90          17.00               4,382
                                                                          2014   17.00          16.27               4,049
                                                                          2015   16.27          15.75               3,707
Barclays Aggregate Bond Index Investment Division (Class A).............. 2006   13.29          13.67              20,187
                                                                          2007   13.67          14.42              18,228
                                                                          2008   14.42          15.10              12,890
                                                                          2009   15.10          15.69              12,201
                                                                          2010   15.69          16.43              11,134
                                                                          2011   16.43          17.45               9,659
                                                                          2012   17.45          17.90               9,090
                                                                          2013   17.90          17.27               9,080
                                                                          2014   17.27          18.05               8,530
                                                                          2015   18.05          17.87               7,788
BlackRock Bond Income Investment Division (Class A)...................... 2006   25.58          26.38              10,383
                                                                          2007   26.38          27.69               8,979
                                                                          2008   27.69          26.41               7,220
                                                                          2009   26.41          28.56               6,226
                                                                          2010   28.56          30.56               5,563
                                                                          2011   30.56          32.17               4,813
                                                                          2012   32.17          34.17               4,306
                                                                          2013   34.17          33.49               3,876
                                                                          2014   33.49          35.42               3,472
                                                                          2015   35.42          35.19               3,158
BlackRock Capital Appreciation Investment Division (Class E)............. 2006   11.67          11.99                 399
                                                                          2007   11.99          14.03                 686
                                                                          2008   14.03           8.78                 923
                                                                          2009    8.78          11.85                 826
                                                                          2010   11.85          14.01                 733
                                                                          2011   14.01          12.58                 739
                                                                          2012   12.58          14.19                 653
                                                                          2013   14.19          18.78                 582
                                                                          2014   18.78          20.17                 544
                                                                          2015   20.17          21.14                 573
BlackRock Capital Appreciation Investment Division (Class E) (formerly
BlackRock Legacy Large Cap Growth Investment Division (Class E) and
before that FI Large Cap Investment Division (Class E)) (5/1/2006)....... 2006   17.52          17.75                  45
                                                                          2007   17.75          18.19                  73
                                                                          2008   18.19           9.90                  89
                                                                          2009    9.90          10.32                   0
BlackRock Large Cap Value Investment Division (Class E).................. 2006   12.39          14.59               3,032
                                                                          2007   14.59          14.88               2,963
                                                                          2008   14.88           9.54               2,500
                                                                          2009    9.54          10.48               2,137
                                                                          2010   10.48          11.28               1,827
                                                                          2011   11.28          11.38               1,647
                                                                          2012   11.38          12.83               1,511
                                                                          2013   12.83          16.72               1,502
                                                                          2014   16.72          18.13               1,414
                                                                          2015   18.13          16.82               1,270


                                    B-PPA-59

                                            1.25 SEPARATE ACCOUNT CHARGE (CONTINUED)
                                                                                                                     NUMBER OF
                                                                                      BEGINNING OF                  ACCUMULATION
                                                                                          YEAR        END OF YEAR   UNITS END OF
                                                                                      ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                            YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
----------------------------------------------------------------------------- ------ -------------- -------------- -------------
Calvert VP SRI Balanced Investment Division (Class I)........................ 2006    28.28          30.38              1,416
                                                                              2007    30.38          30.84              1,345
                                                                              2008    30.84          20.91              1,236
                                                                              2009    20.91          25.88              1,152
                                                                              2010    25.88          28.66              1,070
                                                                              2011    28.66          29.60              1,001
                                                                              2012    29.60          32.31                916
                                                                              2013    32.31          37.65                840
                                                                              2014    37.65          40.76                788
                                                                              2015    40.76          39.38                732
Clarion Global Real Estate Investment Division (Class E)..................... 2006    14.41          19.58              5,319
                                                                              2007    19.58          16.47              3,834
                                                                              2008    16.47           9.48              3,084
                                                                              2009     9.48          12.64              2,586
                                                                              2010    12.64          14.50              2,308
                                                                              2011    14.50          13.55              2,071
                                                                              2012    13.55          16.88              1,888
                                                                              2013    16.88          17.28              1,880
                                                                              2014    17.28          19.35              1,771
                                                                              2015    19.35          18.86              1,598
ClearBridge Aggressive Growth Investment Division (Class A).................. 2006     8.24           8.01              1,614
                                                                              2007     8.01           8.12              1,369
                                                                              2008     8.12           4.89              1,212
                                                                              2009     4.89           6.45              1,092
                                                                              2010     6.45           7.90              1,034
                                                                              2011     7.90           8.08              1,779
                                                                              2012     8.08           9.49              1,745
                                                                              2013     9.49          13.68              2,124
                                                                              2014    13.68          16.09              4,725
                                                                              2015    16.09          15.29              4,357
ClearBridge Aggressive Growth Investment Division (Class A) (formerly
ClearBridge Aggressive Growth II Investment Division (Class E)) (4/30/2007).. 2007   155.59         191.21                 69
                                                                              2008   191.21         109.63                221
                                                                              2009   109.63         154.85                253
                                                                              2010   154.85         167.49                206
                                                                              2011   167.49         153.11                154
                                                                              2012   153.11         185.46                161
                                                                              2013   185.46         236.12                134
                                                                              2014   236.12         246.09                  0
ClearBridge Aggressive Growth Investment Division (Class A) (formerly Legg
Mason ClearBridge Aggressive Growth Investment Division (Class A) and
before that Legg Mason Value Equity Investment Division (Class A) and
before that MFS(R) Investors Trust Investment Division (Class A))............ 2006     9.22           9.66              1,085
ClearBridge Aggressive Growth Investment Division (Class A) (formerly Legg
Mason ClearBridge Aggressive Growth Investment Division (Class A) and
before that Legg Mason Value Equity Investment Division (Class A))........... 2006     9.61          10.33              1,119
                                                                              2007    10.33           9.62                969
                                                                              2008     9.62           4.33                896
                                                                              2009     4.33           5.89                819
                                                                              2010     5.89           6.28                724
                                                                              2011     6.28           6.68                  0
Frontier Mid Cap Growth Investment Division (Class A)........................ 2006    30.35          31.99             17,109
                                                                              2007    31.99          38.10             14,889
                                                                              2008    38.10          20.42             13,191
                                                                              2009    20.42          30.14             11,924
                                                                              2010    30.14          34.33             10,712
                                                                              2011    34.33          32.89              9,662
                                                                              2012    32.89          36.05              8,681
                                                                              2013    36.05          47.27              7,813
                                                                              2014    47.27          51.89              7,134
                                                                              2015    51.89          52.73              6,510
Harris Oakmark International Investment Division (Class E)................... 2006    15.90          20.26              4,690
                                                                              2007    20.26          19.81              4,338
                                                                              2008    19.81          11.57              2,947
                                                                              2009    11.57          17.75              3,145
                                                                              2010    17.75          20.43              2,911
                                                                              2011    20.43          17.33              2,605
                                                                              2012    17.33          22.13              2,315
                                                                              2013    22.13          28.55              2,340
                                                                              2014    28.55          26.60              2,226
                                                                              2015    26.60          25.10              2,096


                                    B-PPA-60

                                            1.25 SEPARATE ACCOUNT CHARGE (CONTINUED)
                                                                                                                     NUMBER OF
                                                                                      BEGINNING OF                  ACCUMULATION
                                                                                          YEAR        END OF YEAR   UNITS END OF
                                                                                      ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                            YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
----------------------------------------------------------------------------- ------ -------------- -------------- -------------
Invesco Mid Cap Value Investment Division (Class A).......................... 2006   24.61          27.09              9,645
                                                                              2007   27.09          27.68              8,313
                                                                              2008   27.68          14.39              6,842
                                                                              2009   14.39          21.06              5,950
                                                                              2010   21.06          26.27              5,458
                                                                              2011   26.27          24.28              4,789
                                                                              2012   24.28          26.89                  0
Invesco Mid Cap Value Investment Division (Class A).......................... 2012   26.76          27.57              4,141
                                                                              2013   27.57          35.58              3,703
                                                                              2014   35.58          38.64              3,325
                                                                              2015   38.64          34.82              3,038
Invesco Small Cap Growth Investment Division (Class E)....................... 2006   13.17          14.87                412
                                                                              2007   14.87          16.33                483
                                                                              2008   16.33           9.88                408
                                                                              2009    9.88          13.08                368
                                                                              2010   13.08          16.32                307
                                                                              2011   16.32          15.96                341
                                                                              2012   15.96          18.65                279
                                                                              2013   18.65          25.86                300
                                                                              2014   25.86          27.59                287
                                                                              2015   27.59          26.81                274
Jennison Growth Investment Division (Class A)................................ 2006    4.98           5.05              4,487
                                                                              2007    5.05           5.57              3,673
                                                                              2008    5.57           3.50              3,172
                                                                              2009    3.50           4.84              3,232
                                                                              2010    4.84           5.33              2,908
                                                                              2011    5.33           5.29              2,644
                                                                              2012    5.29           6.05              3,023
                                                                              2013    6.05           8.20              2,695
                                                                              2014    8.20           8.83              2,508
                                                                              2015    8.83           9.66              2,669
Jennison Growth Investment Division (Class A) (formerly Oppenheimer
Capital Appreciation Investment Division (Class E) (5/1/2005))............... 2006   10.90          11.60                164
                                                                              2007   11.60          13.11                378
                                                                              2008   13.11           7.00                345
                                                                              2009    7.00           9.95                398
                                                                              2010    9.95          10.76                327
                                                                              2011   10.76          10.51                283
                                                                              2012   10.51          11.82                  0
Loomis Sayles Global Markets Investment Division (Class B) (4/29/2013)....... 2013   13.12          14.44                455
                                                                              2014   14.44          14.76                439
                                                                              2015   14.76          14.75                408
Loomis Sayles Global Markets Investment Division (Class B) (formerly
Met/Franklin Income Investment Division (Class B)) (4/28/2008)............... 2008    9.99           7.99                115
                                                                              2009    7.99          10.09                244
                                                                              2010   10.09          11.14                301
                                                                              2011   11.14          11.24                367
                                                                              2012   11.24          12.49                468
                                                                              2013   12.49          13.05                  0
Loomis Sayles Small Cap Core Investment Division (Class A)................... 2006   29.13          33.58              1,062
                                                                              2007   33.58          37.11              1,141
                                                                              2008   37.11          23.49                946
                                                                              2009   23.49          30.22                815
                                                                              2010   30.22          38.07                707
                                                                              2011   38.07          37.82                661
                                                                              2012   37.82          42.79                577
                                                                              2013   42.79          59.62                560
                                                                              2014   59.62          61.10                496
                                                                              2015   61.10          59.44                452
Loomis Sayles Small Cap Growth Investment Division (Class A)................. 2006   10.22          11.10              1,738
                                                                              2007   11.10          11.46              1,448
                                                                              2008   11.46           6.66              1,171
                                                                              2009    6.66           8.55              1,075
                                                                              2010    8.55          11.12              1,029
                                                                              2011   11.12          11.31              1,321
                                                                              2012   11.31          12.42                916
                                                                              2013   12.42          18.24              1,071
                                                                              2014   18.24          18.24                826
                                                                              2015   18.24          18.33                837


                                    B-PPA-61

                                                                                                                     NUMBER OF
                                                                                        BEGINNING OF                  ACCUMULATION
                                                                                            YEAR        END OF YEAR   UNITS END OF
1.25 SEPARATE ACCOUNT CHARGE (CONTINUED)                                                ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                              YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
------------------------------------------------------------------------------- ------ -------------- -------------- -------------
Lord Abbett Bond Debenture Investment Division (Class A)....................... 2006   13.54          14.62              5,043
                                                                                2007   14.62          15.43              4,832
                                                                                2008   15.43          12.43              3,676
                                                                                2009   12.43          16.84              3,292
                                                                                2010   16.84          18.83              2,945
                                                                                2011   18.83          19.49              2,536
                                                                                2012   19.49          21.79              2,356
                                                                                2013   21.79          23.28              2,242
                                                                                2014   23.28          24.17              2,099
                                                                                2015   24.17          23.43              1,866
Met/Artisan Mid Cap Value Investment Division (Class A)........................ 2006   37.28          41.41              4,400
                                                                                2007   41.41          38.10              3,630
                                                                                2008   38.10          20.32              2,860
                                                                                2009   20.32          28.41              2,472
                                                                                2010   28.41          32.28              2,154
                                                                                2011   32.28          34.04              1,908
                                                                                2012   34.04          37.61              1,696
                                                                                2013   37.61          50.84              1,588
                                                                                2014   50.84          51.18              1,430
                                                                                2015   51.18          45.77              1,278
Met/Franklin Low Duration Total Return Investment Division (Class B)
(5/2/2011)..................................................................... 2011    9.98           9.77                 30
                                                                                2012    9.77          10.08                105
                                                                                2013   10.08          10.07                253
                                                                                2014   10.07          10.05                363
                                                                                2015   10.05           9.86                386
MetLife Asset Allocation 100 Investment Division (Class A) (5/2/2011).......... 2011   12.48          10.71              1,275
                                                                                2012   10.71          12.39              1,311
                                                                                2013   12.39          15.88              1,332
                                                                                2014   15.88          16.50              1,306
                                                                                2015   16.50          16.03              1,274
MetLife Asset Allocation 100 Investment Division (Class A) (formerly MetLife
Aggressive Allocation Investment Division (Class A)) (5/1/2005)................ 2006   11.17          12.81                628
                                                                                2007   12.81          13.09              1,037
                                                                                2008   13.09           7.72              1,047
                                                                                2009    7.72          10.06              1,178
                                                                                2010   10.06          11.51              1,329
                                                                                2011   11.51          12.50                  0
MetLife Asset Allocation 20 Investment Division (Class A) (5/1/2005)........... 2006   10.32          10.93                774
                                                                                2007   10.93          11.42              1,576
                                                                                2008   11.42           9.69              1,715
                                                                                2009    9.69          11.55              1,625
                                                                                2010   11.55          12.59              2,027
                                                                                2011   12.59          12.87              2,105
                                                                                2012   12.87          13.92              2,055
                                                                                2013   13.92          14.36              1,866
                                                                                2014   14.36          14.86              1,609
                                                                                2015   14.86          14.64              1,480
MetLife Asset Allocation 40 Investment Division (Class A) (5/1/2005)........... 2006   10.55          11.44              2,444
                                                                                2007   11.44          11.87              4,103
                                                                                2008   11.87           9.21              3,893
                                                                                2009    9.21          11.28              3,832
                                                                                2010   11.28          12.46              3,825
                                                                                2011   12.46          12.46              3,616
                                                                                2012   12.46          13.75              3,521
                                                                                2013   13.75          15.10              3,459
                                                                                2014   15.10          15.69              3,243
                                                                                2015   15.69          15.37              2,911
MetLife Asset Allocation 60 Investment Division (Class A) (5/1/2005)........... 2006   10.77          11.93              4,488
                                                                                2007   11.93          12.32              8,150
                                                                                2008   12.32           8.71              7,924
                                                                                2009    8.71          10.91              8,271
                                                                                2010   10.91          12.23              8,534
                                                                                2011   12.23          11.94              8,452
                                                                                2012   11.94          13.38              8,205
                                                                                2013   13.38          15.64              8,254
                                                                                2014   15.64          16.26              8,273
                                                                                2015   16.26          15.91              7,685


                                    B-PPA-62

                                            1.25 SEPARATE ACCOUNT CHARGE (CONTINUED)
                                                                                                                      NUMBER OF
                                                                                       BEGINNING OF                  ACCUMULATION
                                                                                           YEAR        END OF YEAR   UNITS END OF
                                                                                       ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                             YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
------------------------------------------------------------------------------ ------ -------------- -------------- -------------
MetLife Asset Allocation 80 Investment Division (Class A) (5/1/2005).......... 2006   11.00          12.44               2,721
                                                                               2007   12.44          12.79               4,670
                                                                               2008   12.79           8.22               4,739
                                                                               2009    8.22          10.51               5,319
                                                                               2010   10.51          11.92               5,394
                                                                               2011   11.92          11.36               5,351
                                                                               2012   11.36          12.99               5,221
                                                                               2013   12.99          15.98               5,355
                                                                               2014   15.98          16.66               5,573
                                                                               2015   16.66          16.20               5,422
MetLife Asset Allocation 80 Investment Division (Class A) (formerly MetLife
Growth Strategy Investment Division (Class B)) (4/29/2013).................... 2013   11.72          13.37                 275
                                                                               2014   13.37          13.33                   0
MetLife Asset Allocation 80 Investment Division (formerly MetLife Growth
Strategy Investment Division (Class B) and before that Met/Franklin
Templeton Founding Strategy Investment Division (Class B)) (4/28/2008)........ 2008    9.99           7.04                 124
                                                                               2009    7.04           8.94                 177
                                                                               2010    8.94           9.71                 218
                                                                               2011    9.71           9.42                 256
                                                                               2012    9.42          10.81                 255
                                                                               2013   10.81          11.64                   0
MetLife Mid Cap Stock Index Investment Division (Class A)..................... 2006   14.75          16.04               9,101
                                                                               2007   16.04          17.08               8,404
                                                                               2008   17.08          10.76               7,317
                                                                               2009   10.76          14.56               6,375
                                                                               2010   14.56          18.17               5,755
                                                                               2011   18.17          17.60               5,067
                                                                               2012   17.60          20.45               4,551
                                                                               2013   20.45          26.89               4,303
                                                                               2014   26.89          29.08               4,069
                                                                               2015   29.08          28.05               3,772
MetLife Stock Index Investment Division (Class A)............................. 2006   37.66          42.95              53,415
                                                                               2007   42.95          44.63              46,793
                                                                               2008   44.63          27.73              41,165
                                                                               2009   27.73          34.57              36,386
                                                                               2010   34.57          39.21              32,752
                                                                               2011   39.21          39.44              29,372
                                                                               2012   39.44          45.09              26,401
                                                                               2013   45.09          58.80              23,707
                                                                               2014   58.80          65.84              21,603
                                                                               2015   65.84          65.78              19,800
MFS(R) Research International Investment Division (Class A)................... 2006   13.58          17.02               3,004
                                                                               2007   17.02          19.10               3,266
                                                                               2008   19.10          10.89               3,093
                                                                               2009   10.89          14.19               2,576
                                                                               2010   14.19          15.65               2,138
                                                                               2011   15.65          13.85               1,897
                                                                               2012   13.85          16.00               1,669
                                                                               2013   16.00          18.90               1,512
                                                                               2014   18.90          17.41               1,428
                                                                               2015   17.41          16.93               1,322
MFS(R) Total Return Investment Division (Class E)............................. 2006   11.12          12.30               1,656
                                                                               2007   12.30          12.66               1,844
                                                                               2008   12.66           9.72               1,503
                                                                               2009    9.72          11.37               1,276
                                                                               2010   11.37          12.34               1,121
                                                                               2011   12.34          12.47                 984
                                                                               2012   12.47          13.72                 905
                                                                               2013   13.72          16.10                 899
                                                                               2014   16.10          17.25                 839
                                                                               2015   17.25          16.99                 757
MFS(R) Value Investment Division (Class A).................................... 2006   13.05          15.23              13,096
                                                                               2007   15.23          14.47              11,260
                                                                               2008   14.47           9.51               9,015
                                                                               2009    9.51          11.35               7,889
                                                                               2010   11.35          12.49               7,055
                                                                               2011   12.49          12.44               6,320
                                                                               2012   12.44          14.33               5,679
                                                                               2013   14.33          19.22               5,862
                                                                               2014   19.22          21.03               5,336
                                                                               2015   21.03          20.74               4,895


                                    B-PPA-63

                                           1.25 SEPARATE ACCOUNT CHARGE (CONTINUED)
                                                                                                                   NUMBER OF
                                                                                    BEGINNING OF                  ACCUMULATION
                                                                                        YEAR        END OF YEAR   UNITS END OF
                                                                                    ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                          YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
--------------------------------------------------------------------------- ------ -------------- -------------- -------------
MFS(R) Value Investment Division (Class A) (formerly FI Value Leaders
Investment Division (Class E))............................................. 2006   29.18          32.21                 728
                                                                            2007   32.21          33.09                 576
                                                                            2008   33.09          19.93                 444
                                                                            2009   19.93          23.94                 367
                                                                            2010   23.94          27.06                 320
                                                                            2011   27.06          25.04                 290
                                                                            2012   25.04          28.59                 265
                                                                            2013   28.59          31.50                   0
MFS(R) Value Investment Division (Class A) (formerly Met/Franklin Mutual
Shares Investment Division (Class B)) (4/28/2008).......................... 2008    9.99           6.60                  74
                                                                            2009    6.60           8.15                 155
                                                                            2010    8.15           8.93                 259
                                                                            2011    8.93           8.77                 328
                                                                            2012    8.77           9.87                 309
                                                                            2013    9.87          10.82                   0
Morgan Stanley Mid Cap Growth Investment Division (Class A)................ 2010   13.70          15.94              15,840
                                                                            2011   15.94          14.70              14,266
                                                                            2012   14.70          15.90              12,904
                                                                            2013   15.90          21.88              11,673
                                                                            2014   21.88          21.89              10,709
                                                                            2015   21.89          20.59               9,871
Morgan Stanley Mid Cap Growth Investment Division (Class A) (formerly FI
Mid Cap Opportunities Investment Division (Class A))....................... 2006   18.13          20.03              25,415
                                                                            2007   20.03          21.43              21,648
                                                                            2008   21.43           9.46              19,350
                                                                            2009    9.46          12.50              17,589
                                                                            2010   12.50          13.55                   0
MSCI EAFE(R) Index Investment Division (Class A)........................... 2006   12.85          15.96              10,009
                                                                            2007   15.96          17.47               9,691
                                                                            2008   17.47           9.99               9,244
                                                                            2009    9.99          12.70               8,280
                                                                            2010   12.70          13.57               7,632
                                                                            2011   13.57          11.73               7,318
                                                                            2012   11.73          13.71               6,461
                                                                            2013   13.71          16.50               6,022
                                                                            2014   16.50          15.32               6,058
                                                                            2015   15.32          14.96               5,807
Neuberger Berman Genesis Investment Division (Class A)..................... 2006   18.94          21.84              13,598
                                                                            2007   21.84          20.82              11,482
                                                                            2008   20.82          12.67               9,126
                                                                            2009   12.67          14.16               8,002
                                                                            2010   14.16          17.00               7,015
                                                                            2011   17.00          17.77               6,170
                                                                            2012   17.77          19.31               5,472
                                                                            2013   19.31          26.42               5,236
                                                                            2014   26.42          26.10               4,713
                                                                            2015   26.10          25.92               4,241
Neuberger Berman Genesis Investment Division (Class A) (formerly MLA
Mid Cap Investment Division (Class E))..................................... 2006   14.62          16.57                 995
                                                                            2007   16.57          15.94               1,142
                                                                            2008   15.94           9.72                 826
                                                                            2009    9.72          13.14                 718
                                                                            2010   13.14          15.98                 630
                                                                            2011   15.98          14.95                 550
                                                                            2012   14.95          15.57                 483
                                                                            2013   15.57          16.89                   0
Oppenheimer Global Equity Investment Division (Class A) (formerly
Met/Templeton Growth Investment Division (Class B)) (4/28/2008)............ 2008    9.99           6.57                  13
                                                                            2009    6.57           8.61                  69
                                                                            2010    8.61           9.16                  81
                                                                            2011    9.16           8.42                 100
                                                                            2012    8.42          10.16                 124
                                                                            2013   10.16          10.81                   0
Oppenheimer Global Equity Investment Division* (Class A)................... 2006   17.44          20.09               7,630
                                                                            2007   20.09          21.13               6,775
                                                                            2008   21.13          12.44               5,806
                                                                            2009   12.44          17.25               5,236
                                                                            2010   17.25          19.80               4,674
                                                                            2011   19.80          17.95               4,229
                                                                            2012   17.95          21.54               3,759
                                                                            2013   21.54          27.11               3,493
                                                                            2014   27.11          27.44               3,218
                                                                            2015   27.44          28.23               3,002


                                    B-PPA-64

                                            1.25 SEPARATE ACCOUNT CHARGE (CONTINUED)
                                                                                                                      NUMBER OF
                                                                                       BEGINNING OF                  ACCUMULATION
                                                                                           YEAR        END OF YEAR   UNITS END OF
                                                                                       ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                             YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
------------------------------------------------------------------------------ ------ -------------- -------------- -------------
PIMCO Inflation Protected Bond Investment Division (Class E) (5/1/2005)....... 2006   11.07          11.19                275
                                                                               2007   11.19          12.26                512
                                                                               2008   12.26          11.29              2,964
                                                                               2009   11.29          13.18              3,038
                                                                               2010   13.18          14.05              3,051
                                                                               2011   14.05          15.43              3,167
                                                                               2012   15.43          16.64              3,267
                                                                               2013   16.64          14.93              2,470
                                                                               2014   14.93          15.20              2,083
                                                                               2015   15.20          14.56              1,695
PIMCO Total Return Investment Division (Class A).............................. 2006   12.39          12.83              9,738
                                                                               2007   12.83          13.66              9,031
                                                                               2008   13.66          13.58              8,058
                                                                               2009   13.58          15.88              8,087
                                                                               2010   15.88          17.00              7,932
                                                                               2011   17.00          17.37              6,931
                                                                               2012   17.37          18.80              6,580
                                                                               2013   18.80          18.25              5,934
                                                                               2014   18.25          18.83              5,144
                                                                               2015   18.83          18.65              4,583
Russell 2000(R) Index Investment Division (Class A)........................... 2006   16.43          19.14              8,072
                                                                               2007   19.14          18.62              6,978
                                                                               2008   18.62          12.23              6,134
                                                                               2009   12.23          15.22              5,450
                                                                               2010   15.22          19.08              4,975
                                                                               2011   19.08          18.07              4,386
                                                                               2012   18.07          20.77              3,900
                                                                               2013   20.77          28.43              3,542
                                                                               2014   28.43          29.49              3,325
                                                                               2015   29.49          27.88              3,082
SSGA Growth and Income ETF Investment Division (Class E) (5/1/2006)........... 2006   10.52          11.19                 88
                                                                               2007   11.19          11.66                140
                                                                               2008   11.66           8.64                263
                                                                               2009    8.64          10.67                407
                                                                               2010   10.67          11.83                570
                                                                               2011   11.83          11.83                695
                                                                               2012   11.83          13.19                735
                                                                               2013   13.19          14.74                702
                                                                               2014   14.74          15.43                641
                                                                               2015   15.43          14.94                529
SSGA Growth ETF Investment Division (Class E) (5/1/2006)...................... 2006   10.73          11.45                 91
                                                                               2007   11.45          11.96                231
                                                                               2008   11.96           7.92                242
                                                                               2009    7.92          10.12                306
                                                                               2010   10.12          11.41                310
                                                                               2011   11.41          11.05                407
                                                                               2012   11.05          12.56                443
                                                                               2013   12.56          14.68                483
                                                                               2014   14.68          15.29                452
                                                                               2015   15.29          14.77                411
T. Rowe Price Large Cap Growth Investment Division (Class A).................. 2006   13.00          14.54              7,871
                                                                               2007   14.54          15.71              7,073
                                                                               2008   15.71           9.02              6,007
                                                                               2009    9.02          12.78              5,542
                                                                               2010   12.78          14.77              4,940
                                                                               2011   14.77          14.43              4,416
                                                                               2012   14.43          16.95              4,165
                                                                               2013   16.95          23.30              4,907
                                                                               2014   23.30          25.11              4,527
                                                                               2015   25.11          27.47              4,336
T. Rowe Price Large Cap Growth Investment Division (Class A) (formerly
RCM Technology Investment Division (Class A))................................. 2006    5.88           6.13              3,454
                                                                               2007    6.13           7.97              4,717
                                                                               2008    7.97           4.39              3,642
                                                                               2009    4.39           6.90              4,293
                                                                               2010    6.90           8.74              3,933
                                                                               2011    8.74           7.79              3,103
                                                                               2012    7.79           8.65              2,552
                                                                               2013    8.65           9.06                  0


                                    B-PPA-65

                                         1.25 SEPARATE ACCOUNT CHARGE (CONTINUED)
                                                                                                                NUMBER OF
                                                                                 BEGINNING OF                  ACCUMULATION
                                                                                     YEAR        END OF YEAR   UNITS END OF
                                                                                 ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                       YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
------------------------------------------------------------------------ ------ -------------- -------------- -------------
T. Rowe Price Mid Cap Growth Investment Division (Class A).............. 2006    8.35           8.79               4,609
                                                                         2007    8.79          10.23               5,476
                                                                         2008   10.23           6.10               4,599
                                                                         2009    6.10           8.79               4,236
                                                                         2010    8.79          11.12               3,846
                                                                         2011   11.12          10.83               3,468
                                                                         2012   10.83          12.19               3,180
                                                                         2013   12.19          16.49               3,149
                                                                         2014   16.49          18.41               3,019
                                                                         2015   18.41          19.43               3,112
T. Rowe Price Small Cap Growth Investment Division (Class A)............ 2006   14.84          15.23              10,952
                                                                         2007   15.23          16.53               9,232
                                                                         2008   16.53          10.41               8,125
                                                                         2009   10.41          14.29               7,354
                                                                         2010   14.29          19.05               6,885
                                                                         2011   19.05          19.15               6,167
                                                                         2012   19.15          21.97               5,608
                                                                         2013   21.97          31.37               5,264
                                                                         2014   31.37          33.12               4,790
                                                                         2015   33.12          33.60               4,545
Western Asset Management Strategic Bond Opportunities Investment
Division (Class A)...................................................... 2006   20.88          21.66               3,134
                                                                         2007   21.66          22.26               2,757
                                                                         2008   22.26          18.68               2,080
                                                                         2009   18.68          24.40               1,833
                                                                         2010   24.40          27.17               1,855
                                                                         2011   27.17          28.48               1,545
                                                                         2012   28.48          31.36               1,437
                                                                         2013   31.36          31.32               1,291
                                                                         2014   31.32          32.62               1,203
                                                                         2015   32.62          31.67               1,117
Western Asset Management U.S. Government Investment Division (Class A).. 2006   16.49          16.96               2,936
                                                                         2007   16.96          17.48               2,695
                                                                         2008   17.48          17.21               2,209
                                                                         2009   17.21          17.73               1,924
                                                                         2010   17.73          18.53               1,768
                                                                         2011   18.53          19.31               1,528
                                                                         2012   19.31          19.72               1,400
                                                                         2013   19.72          19.33               1,280
                                                                         2014   19.33          19.63               1,165
                                                                         2015   19.63          19.50               1,063
WMC Balanced Investment Division (Class A).............................. 2006   29.62          32.33              31,232
                                                                         2007   32.33          33.82              26,632
                                                                         2008   33.82          25.12              21,582
                                                                         2009   25.12          29.10              18,577
                                                                         2010   29.10          31.52              16,421
                                                                         2011   31.52          32.31              14,468
                                                                         2012   32.31          35.87              12,969
                                                                         2013   35.87          42.72              11,682
                                                                         2014   42.72          46.65              10,531
                                                                         2015   46.65          47.26               9,554
WMC Core Equity Opportunities Investment Division (Class A)............. 2006   34.87          39.46               3,990
                                                                         2007   39.46          40.76               3,839
                                                                         2008   40.76          24.41               3,308
                                                                         2009   24.41          31.83               2,967
                                                                         2010   31.83          35.21               2,670
                                                                         2011   35.21          33.37               2,317
                                                                         2012   33.37          37.20               2,038
                                                                         2013   37.20          49.13               1,818
                                                                         2014   49.13          53.68               1,620
                                                                         2015   53.68          54.29               1,453
WMC Large Cap Research Investment Division (Class A) (formerly
BlackRock Large Cap Investment Division (Class A))...................... 2006   32.05          36.12              27,458
                                                                         2007   36.12          37.93                   0


                                    B-PPA-66

                                    1.25 SEPARATE ACCOUNT CHARGE (CONTINUED)
                                                                                                     NUMBER OF
                                                                      BEGINNING OF                  ACCUMULATION
                                                                          YEAR        END OF YEAR   UNITS END OF
                                                                      ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                            YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
------------------------------------------------------------- ------ -------------- -------------- -------------
WMC Large Cap Research Investment Division* (Class A)........ 2007   37.61          38.04             23,220
                                                              2008   38.04          23.62             19,811
                                                              2009   23.62          27.86             17,618
                                                              2010   27.86          31.02             15,757
                                                              2011   31.02          30.80             14,126
                                                              2012   30.80          34.58             12,684
                                                              2013   34.58          45.98             11,377
                                                              2014   45.98          51.74             10,359
                                                              2015   51.74          53.60              9,390


------------

* We are waiving a portion of the Separate Account charge for the Investment Division investing in the WMC Large Cap Research Portfolio and the Oppenheimer Global Equity Investment Division.



The assets of the ClearBridge Aggressive Growth II Investment Division of the Met Investors Fund merged into ClearBridge Aggressive Growth Investment Division of the Met Investors Fund on April 28, 2014. Accumulation Unit Values prior to April 28, 2014 are those of the ClearBridge Aggressive Growth II Investment Division.

The assets of the MetLife Growth Strategy Investment Division of the Met Investors Fund merged into MetLife Asset Allocation 80 Investment Division of the Metropolitan Fund on April 28, 2014. Accumulation Unit Values prior to April 28, 2014 are those of the MetLife Growth Strategy Investment Division.

The assets of the FI Value Leaders Investment Division (Class E) of the Metropolitan Fund were merged into MFS(R) Value Investment Division (Class A) of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the FI Value Leaders Investment Division.

The assets of the Met/Franklin Income Investment Division of the Met Investors Fund were merged into Loomis Sayles Global Markets Investment Division of the Met Investors Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Met/Franklin Income Investment Division.

The assets of the Met/Franklin Mutual Shares Investment Division (Class B) of the Met Investors Fund were merged into MFS(R) Value Investment Division (Class
A) of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Met/Franklin Mutual Shares Investment Division.

The assets of the Met/Franklin Templeton Founding Strategy Investment Division of the Met Investors Fund were merged into MetLife Growth Strategy Investment Division of the Met Investors Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Met/Franklin Templeton Founding Strategy Investment Division.

The assets of the MLA Mid Cap Investment Division (Class E) of the Met Investors Fund were merged into Neuberger Berman Genesis Investment Division (Class A) of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the MLA Mid Cap Investment Division.

The assets of the Oppenheimer Global Equity Investment Division of the Metropolitan Fund were merged into Oppenheimer Global Equity Investment Division of the Met Investors Trust on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Oppenheimer Global Equity Portfolio of the Metropolitan Fund.

The assets of the RCM Technology Investment Division of the Met Investors Fund were merged into T. Rowe Price Large Cap Growth Investment Division of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the RCM Technology Investment Division.

The assets of the Met/Templeton Growth Investment Division (Class B) of the Met Investors Fund were merged into Oppenheimer Global Equity Investment Division (Class A) of the Met Investors Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Met/Templeton Growth Investment Division.

The assets of the Oppenheimer Capital Appreciation Investment Division (Class
E) of the Met Investors Fund were merged into the Jennison Growth Investment Division (Class A) of the Metropolitan Fund on April 30, 2012. Accumulation Unit Values prior to April 30, 2012 are those of the Oppenheimer Capital Appreciation Investment Division.


                                    B-PPA-67

The assets of the Lord Abbett Mid Cap Value Investment Division (formerly the Neuberger Berman Mid Cap Value Division) of the Metropolitan Fund were merged into the Lord Abbett Mid Cap Value Investment Division of the Met Investors Fund. Accumulation Unit Values prior to April 30, 2012 are those of the Lord Abbett Mid Cap Value Investment Division of the Metropolitan Fund.

The assets of MetLife Aggressive Allocation Investment Division of the Metropolitan Fund were merged into the MetLife Aggressive Strategy Investment Division of the Met Investors Trust on May 2, 2011. Accumulation Unit Values prior to May 2, 2011 are those of the MetLife Aggressive Allocation Investment Division.

The assets of Legg Mason Value Equity Investment Division of the Met Investors Trust were merged into the Legg Mason ClearBridge Aggressive Growth Investment Division of the Met Investors Trust on May 2, 2011. Accumulation Unit Values prior to May 2, 2011 are those of the Legg Mason Value Equity Investment Division.

The assets of FI Mid Cap Opportunities Investment Division were merged into the Morgan Stanley Mid Cap Growth Investment Division on May 3, 2010. Accumulation Unit Values prior to May 3, 2010 are those of FI Mid Cap Opportunities Investment Division.

The assets of FI Large Cap Investment Division of the Metropolitan Funds were merged into the BlackRock Legacy Large Cap Growth Investment Division of the Met Investors Fund on May 1, 2009. Accumulation Unit Values prior to May 1, 2009 are those of the FI Large Cap Investment Division.

The assets of BlackRock Large Cap Investment Division of the Metropolitan Fund were merged into the WMC Large Cap Research Investment Division of the Met Investors Fund on April 30, 2007. Accumulation Unit Values prior to April 30, 2007 are those of the BlackRock Large Cap Investment Division.

The assets of the MFS(R) Investors Trust Investment Division were merged into the Legg Mason Value Equity Investment Division prior to the opening of business on May 1, 2006. Accumulation Unit Values prior to May 1, 2006 are those of MFS(R) Investors Trust Investment Division.

The assets in Met/Putnam Voyager Investment Division were merged into Jennison Growth Investment Division prior to the opening of business on May 2, 2005. The Met/Putnam Voyager Investment Division is no longer available.

Please see the Table of Expenses for more information.

                                    B-PPA-68

                                   APPENDIX C

--------------------------------------------------------------------------------

                ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS


Certain Portfolios were subject to a name change or merger. The chart below identifies the former name and new name of each of these Portfolios, and where applicable, the former name and the new name of the trust of which the Portfolio is a part.


PORTFOLIO NAME CHANGES

The following former Portfolios were renamed:




                     FORMER NAME                                              NEW NAME
----------------------------------------------------- -------------------------------------------------------
MET INVESTORS SERIES TRUST                            MET INVESTORS SERIES TRUST
 WMC Large Cap Research Portfolio -- Class A          Met/Wellington Large Cap Research Portfolio -- Class A
METROPOLITAN SERIES FUND                              METROPOLITAN SERIES FUND
 WMC Balanced Portfolio -- Class A                    Met/Wellington Balanced Portfolio -- Class A
 WMC Core Equity Opportunities Portfolio -- Class A   Met/Wellington Core Equity Opportunities Portfolio --
                                                      Class A



PORTFOLIO MERGERS

The following former Portfolio merged with and into the new Portfolio:




              FORMER PORTFOLIO/TRUST                          NEW PORTFOLIO/TRUST
-------------------------------------------------- ----------------------------------------
MET INVESTORS SERIES TRUST                         METROPOLITAN SERIES FUND
 Lord Abbett Bond Debenture Portfolio -- Class A   Western Asset Management Strategic Bond
                                                   Opportunities Portfolio -- Class A



                                    B-PPA-69

                                   APPENDIX D

--------------------------------------------------------------------------------
                      PORTFOLIO LEGAL AND MARKETING NAMES


          SERIES FUND/TRUST                   PORTFOLIO/SERIES                  MARKETING NAME
------------------------------------ ---------------------------------- -----------------------------
American Funds Insurance Series(R)   Bond Fund                          American Funds Bond Fund
American Funds Insurance Series(R)   Global Small Capitalization Fund   American Funds Global Small
                                                                        Capitalization Fund
American Funds Insurance Series(R)   Growth-Income Fund                 American Funds Growth-Income
                                                                        Fund
American Funds Insurance Series(R)   Growth Fund                        American Funds Growth Fund


                                    B-PPA-70

                                   APPENDIX E

--------------------------------------------------------------------------------
WHAT YOU NEED TO KNOW IF YOU ARE A TEXAS OPTIONAL RETIREMENT PROGRAM
                                  PARTICIPANT


If You are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if You die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal You ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from You that You are not transferring employment to another Texas institution of higher education. If You retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.

                                    B-PPA-71

                                   APPENDIX F

--------------------------------------------------------------------------------
         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SERVICES
PRINCIPAL UNDERWRITER
CUSTODIAN
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT
EXPERIENCE FACTOR
VARIABLE INCOME PAYMENTS
  ASSUMED INVESTMENT RETURN (AIR)
  AMOUNT OF INCOME PAYMENTS
  ANNUITY UNIT VALUE
  REALLOCATING PRIVILEGE
CALCULATING THE ANNUITY UNIT VALUE
  DETERMINING THE VARIABLE INCOME PAYMENT
ADVERTISEMENT OF THE SEPARATE ACCOUNT
VOTING RIGHTS
  DISREGARDING VOTING INSTRUCTIONS
TAXES
  NON-QUALIFIED ANNUITY CONTRACTS
  QUALIFIED ANNUITY CONTRACTS
  TYPES OF QUALIFIED ANNUITY CONTRACTS
  ERISA
  FEDERAL ESTATE TAXES
  GENERATION-SKIPPING TRANSFER TAX
  ANNUITY PURCHASE PAYMENT BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS
WITHDRAWALS
FINANCIAL STATEMENTS



                                    B-PPA-72

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If You would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

     [ ] Metropolitan Life Separate Account E

     [ ] Metropolitan Series Fund

     [ ] Met Investors Series Trust

     [ ] American Funds Insurance Series(R)

     [ ] Calvert Variable Series, Inc.

     [ ] I have changed my address. My current address is:


                                           Name --------------------------------
-------------------------------------
            (Contract Number)
                                           Address -------------------------------

-------------------------------------      -------------------------------------
               (Signature)                                                      zip

Metropolitan Life Insurance Company
P.O. Box 10342
Des Moines, IA 50306-0342

                                    B-PPA-73

                                                                     May 1, 2016



             PREFERENCE PLUS(R) ACCOUNT VARIABLE ANNUITY CONTRACTS
                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY
This Prospectus describes individual and group Preference Plus Account Contracts for deferred variable annuities (" Deferred Annuities") and Preference Plus immediate variable income annuities (" Income Annuities"). We no longer offer the Deferred Annuities and Income Annuities. However, Contract owners and participants may continue to make additional purchase payments and new participants may enroll under any issued group Contract.

You decide how to allocate your money among the various available investment choices. The investment choices available to You are listed in the Contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account/Fixed Income Option (not described in this Prospectus) and Investment Divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund ("Metropolitan Fund"), Portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series(R) ("American Funds(R)"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.

AMERICAN FUNDS(R)
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
MET INVESTORS FUND
     Clarion Global Real Estate Portfolio
     ClearBridge Aggressive Growth Portfolio
     Harris Oakmark International Portfolio
     Invesco Mid Cap Value Portfolio

     Invesco Small Cap Growth Portfolio

     Met/Franklin Low Duration Total Return Portfolio

     Met/Wellington Large Cap Research Portfolio

     MetLife Asset Allocation 100 Portfolio
     MFS(R) Research International Portfolio
     Morgan Stanley Mid Cap Growth Portfolio
     Oppenheimer Global Equity Portfolio
     PIMCO Total Return Portfolio

     T. Rowe Price Mid Cap Growth Portfolio

METROPOLITAN FUND
     Baillie Gifford International Stock Portfolio
     Barclays Aggregate Bond Index Portfolio
     BlackRock Bond Income Portfolio
     BlackRock Capital Appreciation Portfolio
     BlackRock Large Cap Value Portfolio

     Frontier Mid Cap Growth Portfolio
     Jennison Growth Portfolio
     Loomis Sayles Small Cap Core Portfolio
     Loomis Sayles Small Cap Growth Portfolio
     Met/Artisan Mid Cap Value Portfolio

     Met/Wellington Balanced Portfolio
     Met/Wellington Core Equity Opportunities Portfolio

     MetLife Asset Allocation 20 Portfolio
     MetLife Asset Allocation 40 Portfolio
     MetLife Asset Allocation 60 Portfolio
     MetLife Asset Allocation 80 Portfolio
     MetLife Mid Cap Stock Index Portfolio
     MetLife Stock Index Portfolio
     MFS(R) Total Return Portfolio
     MFS(R) Value Portfolio
     MSCI EAFE(R) Index Portfolio
     Neuberger Berman Genesis Portfolio
     Russell 2000(R) Index Portfolio
     T. Rowe Price Large Cap Growth Portfolio
     T. Rowe Price Small Cap Growth Portfolio
     Western Asset Management Strategic Bond Opportunities Portfolio

     Western Asset Management U.S. Government Portfolio


  Certain Portoflios have been subject to a change. Please see "Appendix C -- Additional Information Regarding the Portfolios"

DEFERRED ANNUITIES AVAILABLE:

   o    Non-Qualified
   o    Traditional IRA
   o    Roth IRA
   o    Unallocated Keogh

INCOME ANNUITIES AVAILABLE:
   o    Non-Qualified
   o    Traditional IRA
   o    Roth IRA
   o    Unallocated Keogh

A WORD ABOUT INVESTMENT RISK:
An investment in any of these variable annuities involves investment risk. You could lose money You invest. Money invested is NOT:
   o    a bank deposit or obligation;
   o    federally insured or guaranteed; or
   o    endorsed by any bank or other financial institution.

HOW TO LEARN MORE:


Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities, Income Annuities and Metropolitan Life Separate Account E which You should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2016. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 69 of this Prospectus. To view or download the SAI, go to our website www.metlife.com. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company
P.O. Box 10342
Des Moines, IA 50306-0342
Phone: 800-638-7732

The Securities and Exchange Commission has a website (http://www.sec.gov), which You may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.



                          PROSPECTUS DATED MAY 1, 2016

                               TABLE OF CONTENTS






                                                       PAGE
                                                    ---------
IMPORTANT TERMS YOU SHOULD KNOW.................... C-PPA-3
TABLE OF EXPENSES.................................. C-PPA-5
ACCUMULATION UNIT VALUES TABLE..................... C-PPA-10
METLIFE............................................ C-PPA-11
METROPOLITAN LIFE SEPARATE ACCOUNT E............... C-PPA-11
VARIABLE ANNUITIES................................. C-PPA-11
A Deferred Annuity................................. C-PPA-12
Non-Natural Persons as Owners or Beneficiaries..... C-PPA-12
An Income Annuity.................................. C-PPA-12
YOUR INVESTMENT CHOICES............................ C-PPA-12
Investment Choices Which Are Fund of Funds......... C-PPA-15
Additional Information About the Portfolios........ C-PPA-16
Certain Payments We Receive with Regard to the
  Portfolios....................................... C-PPA-16
Portfolio Selection................................ C-PPA-17
DEFERRED ANNUITIES................................. C-PPA-17
The Deferred Annuity and Your Retirement Plan...... C-PPA-17
Automated Investment Strategies.................... C-PPA-18
Purchase Payments.................................. C-PPA-19
  Allocation of Purchase Payments.................. C-PPA-19
  Automated Purchase Payments...................... C-PPA-19
  Limits on Purchase Payments...................... C-PPA-19
The Value of Your Investment....................... C-PPA-20
Transfers.......................................... C-PPA-20
Restrictions on Transfers.......................... C-PPA-21
Access To Your Money............................... C-PPA-23
  Systematic Withdrawal Program.................... C-PPA-23
  Minimum Distribution............................. C-PPA-24
Annual Contract Fee................................ C-PPA-24
Charges............................................ C-PPA-24
  Insurance-Related or Separate Account Charge..... C-PPA-25
  Investment-Related Charge........................ C-PPA-25
Premium and Other Taxes............................ C-PPA-25
Early Withdrawal Charges........................... C-PPA-25
  When No Early Withdrawal Charge Applies.......... C-PPA-26
  When A Different Early Withdrawal Charge
    May Apply...................................... C-PPA-28
Free Look.......................................... C-PPA-29
Death Benefit...................................... C-PPA-29
Pay-Out Options (or Income Options)................ C-PPA-30
INCOME ANNUITIES................................... C-PPA-31
Income Payment Types............................... C-PPA-31
Minimum Size of Your Income Payment................ C-PPA-33
Allocation......................................... C-PPA-33
The Value of Your Income Payments.................. C-PPA-33
Reallocations...................................... C-PPA-34
Restrictions on Transfers.......................... C-PPA-35
Contract Fee....................................... C-PPA-37


                                                       PAGE
                                                    ---------
Charges............................................ C-PPA-37
  Insurance-Related or Separate Account Charge..... C-PPA-37
  Investment-Related Charge........................ C-PPA-38
Premium and Other Taxes............................ C-PPA-38
Free Look.......................................... C-PPA-38
GENERAL INFORMATION................................ C-PPA-38
Administration..................................... C-PPA-38
  Purchase Payments................................ C-PPA-38
  Confirming Transactions.......................... C-PPA-39
  Processing Transactions.......................... C-PPA-39
  By Telephone or Internet......................... C-PPA-39
  Telephone and Computer Systems................... C-PPA-40
  After Your Death................................. C-PPA-40
  Abandoned Property Requirements.................. C-PPA-40
  Misstatement..................................... C-PPA-41
  Cybersecurity.................................... C-PPA-41
  Third Party Requests............................. C-PPA-41
  Valuation -- Suspension of Payments.............. C-PPA-41
Advertising Performance............................ C-PPA-42
Changes to Your Deferred Annuity or Income
  Annuity.......................................... C-PPA-43
Voting Rights...................................... C-PPA-43
Who Sells the Deferred Annuities and Income
  Annuities........................................ C-PPA-44
Financial Statements............................... C-PPA-45
Your Spouse's Rights............................... C-PPA-45
When We Can Cancel Your Deferred Annuity or
  Income Annuity................................... C-PPA-46
INCOME TAXES....................................... C-PPA-46
Introduction....................................... C-PPA-46
Non-Qualified Annuity Contracts.................... C-PPA-46
Accumulation....................................... C-PPA-47
Death Benefits..................................... C-PPA-48
Taxation of Payments in Annuity Form............... C-PPA-48
Qualified Annuity Contracts........................ C-PPA-49
Required Minimum Distributions..................... C-PPA-52
Additional Information regarding IRAs.............. C-PPA-53
LEGAL PROCEEDINGS.................................. C-PPA-55
APPENDIX A: PREMIUM TAX TABLE...................... C-PPA-57
APPENDIX B: ACCUMULATION UNIT VALUES FOR EACH
  INVESTMENT DIVISION.............................. C-PPA-58
APPENDIX C: ADDITIONAL INFORMATION REGARDING
  THE PORTFOLIOS................................... C-PPA-67
APPENDIX D: PORTFOLIO LEGAL AND MARKETING
  NAMES............................................ C-PPA-68
APPENDIX E: TABLE OF CONTENTS FOR THE STATEMENT
  OF ADDITIONAL INFORMATION........................ C-PPA-69



The Deferred Annuities or Income Annuities are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, supplements to the Prospectus or any supplemental sales material we authorize.




                                    C-PPA-2

                        IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE -- When You purchase a Deferred Annuity, an account is set up for You. Your Account Balance is the total amount of money credited to You under your Deferred Annuity including money in the Investment Divisions of the Separate Account and the Fixed Interest Account.

ACCUMULATION UNIT VALUE -- With a Deferred Annuity, money paid-in or transferred into an Investment Division of the Separate Account is credited to You in the form of accumulation units. Accumulation units are established for each Investment Division. We determine the value of these accumulation units as of the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ANNUITY UNIT VALUE -- With an Income Annuity or variable pay-out option, the money paid-in or reallocated into an Investment Division of the Separate Account is held in the form of annuity units. Annuity units are established for each Investment Division. We determine the value of these annuity units as of the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR) -- Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given Investment Division to determine all subsequent payments to You.

CONTRACT -- A Contract is the legal agreement between You and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to You under a group annuity Contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.


CONTRACT YEAR -- Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12-month period. However, for the unallocated Keogh Deferred Annuity depending on underwriting and plan requirements, the first Contract Year may range from the initial three to 15 month period after the Contract is issued.


EARLY WITHDRAWAL CHARGE -- The Early Withdrawal Charge is an amount we deduct from your Account Balance if You withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

EXCHANGE -- In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."


FREE LOOK -- You may cancel your Contract within a certain time period. This is known as a "free look." We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether You purchased your Contract from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund (i) all of your purchase payments (and any interest credited by the Fixed Account, if applicable) or (ii) your Account Balance as of the date your refund request is received at your Administrative Office in Good Order (this means you bear the risk of any decline in the value of your Contract due to the performance of the Investment Divisions during the Free Look period).

GOOD ORDER -- A request or transaction generally is considered in "Good Order" if it complies with our administrative procedures, and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone) along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Investment Divisions affected by the requested transaction; the signatures of all Contract Owners (exactly as indicated on the contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner's consents. With respect to purchase payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular



                                    C-PPA-3
transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If You have any questions, You should contact us or your sales representative before submitting the form or request.


INVESTMENT DIVISION -- Investment Divisions are subdivisions of the Separate Account. When You allocate a purchase payment, transfer money or make reallocations of your income payment to an Investment Division, the Investment Division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, Met Investors Fund or American Funds(R).


METLIFE -- MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE -- The MetLife Designated Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-800-638-7732.

SEPARATE ACCOUNT -- A Separate Account is an investment account. All assets contributed to Investment Divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.

VARIABLE ANNUITY -- An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the Investment Divisions in a Variable Annuity.


YOU -- In this Prospectus, depending on the context, "You" may mean either the purchaser of the Deferred Annuity or Income Annuity, or the participant or annuitant under certain group arrangements. In cases where we are referring to giving instructions or making payments to us for the unallocated Keogh Deferred Annuity, "You" means the trustee of the Keogh plan.



                                    C-PPA-4

                               TABLE OF EXPENSES
--------------------------------------------------------------------------------
            PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME ANNUITIES


The following tables describe the fees and expenses You will pay when You buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges You will pay at the time You purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or make transfers/reallocations between the Investment Divisions of your Deferred Annuity or Income Annuity. The tables do not show premium taxes (ranging from 0.5% to 3.5%, which are applicable only in certain jurisdictions
- See Appendix A) and other taxes which may apply.


CONTRACT OWNER TRANSACTION EXPENSES


SALES LOAD IMPOSED ON PURCHASE PAYMENTS................................................... None
EARLY WITHDRAWAL CHARGE................................................................... Up to 7%
(as a percentage of each purchase payment funding the withdrawal during the pay-in phase)(1)
EXCHANGE FEE FOR DEFERRED ANNUITIES....................................................... None
SURRENDER FEE FOR DEFERRED ANNUITIES...................................................... None
INCOME ANNUITY CONTRACT FEE............................................................... None
TRANSFER FEE.............................................................................. None

------------

1 An Early Withdrawal Charge of up to 7% may apply if You withdraw purchase payments within seven years of when they were credited to your Deferred Annuity. The charge on purchase payments is calculated according to the following schedule:



 DURING PURCHASE PAYMENT YEAR     PERCENTAGE
------------------------------   -----------
               1                     7%
               2                     6%
               3                     5%
               4                     4%
               5                     3%
               6                     2%
               7                     1%
          Thereafter                 0%


There are times when the Early Withdrawal Charge does not apply to amounts that are withdrawn from a Deferred Annuity. For example, each Contract Year You may take the greater of 10% (20% under certain Deferred Annuities) of your Account Balance or your purchase payments made over seven years ago free of Early Withdrawal Charges.


The second table describes the fees and expenses that You will bear periodically during the time You hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.


ANNUAL CONTRACT FEE FOR DEFERRED ANNUITIES(2)............................ None
SEPARATE ACCOUNT CHARGE(3)
(as a percentage of your average Account Balance in the Separate Account)
General Administrative Expenses Charge................................... .20%
Mortality and Expense Risk Charge........................................ .75%
TOTAL SEPARATE ACCOUNT ANNUAL CHARGE(3)
Current and Maximum Guaranteed Charge:................................... .95%

2  A $20 Annual Contract Fee is imposed on money in the Fixed Interest Account.
      This fee may be waived under certain circumstances.
3 Pursuant to the terms of the Contract, our total Separate Account charge will not exceed .95% of your average balance in the Investment Divisions for the Deferred Annuities or the amount of underlying Portfolio shares we have designated in the Investment Divisions to generate your income payments for the Income Annuity. For purposes of presentation here, we estimated the allocation between general administrative expenses and the mortality and expense risk charge.



We are waiving 0.08% of the Separate Account Charge for the Investment Division investing in the Met/Wellington Large Cap Research Portfolio (formerly WMC Large Cap Research Portfolio). We are waiving an amount equal to the Portfolio expenses that are in excess 0.62% for the Investment Division investing in the Oppenheimer Global Equity Portfolio of the Met Investors Fund.



                                    C-PPA-5

The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that You may bear periodically while You hold the Contract. Certain Portfolios may impose a redemption fee in the future. All of the Portfolios listed below are Class A except for the Portfolios of the American Funds(R), which are Class 2, and MET/Franklin Low Duration Total Return which is Class B. More details concerning the Metropolitan Fund, the Met Investors Fund and the American Funds(R) fees and expenses are contained in their respective prospectuses. Current prospectuses for the Portfolios can be obtained by calling 800 638-7732. Please read the prospectuses carefully before making your allocations to the Investment Divisions.



MINIMUM AND MAXIMUM TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES



                                                                                              MINIMUM     MAXIMUM
                                                                                             ---------   --------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Portfolio assets, including management fees, distribution
 and/or service (12b-1) fees, and other expenses).........................................    0.27%       1.00%


PORTFOLIO FEES AND EXPENSES
(as a percentage of average daily net assets)


The following table is a summary. For more complete information on Portfolio fees and expenses, please refer to the prospectus for each Portfolio.




                                                                DISTRIBUTION
                                                                   AND/OR
                                                   MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                              FEE      (12B-1) FEES   EXPENSES
------------------------------------------------- ------------ -------------- ----------
AMERICAN FUNDS(R) -- CLASS 2
 American Funds Global Small
  Capitalization Fund............................    0.69%     0.25%          0.04%
 American Funds Growth Fund......................    0.33%     0.25%          0.02%
 American Funds Growth-Income Fund...............    0.27%     0.25%          0.02%
MET INVESTORS FUND
 Clarion Global Real Estate Portfolio --
  Class A........................................    0.60%       --           0.04%
 ClearBridge Aggressive Growth Portfolio --
  Class A........................................    0.55%       --           0.02%
 Harris Oakmark International Portfolio --
  Class A........................................    0.77%       --           0.06%
 Invesco Mid Cap Value Portfolio --
  Class A........................................    0.64%       --           0.04%
 Invesco Small Cap Growth Portfolio --
  Class A........................................    0.85%       --           0.02%
 Met/Franklin Low Duration Total Return
  Portfolio -- Class B...........................    0.49%     0.25%          0.05%
 Met/Wellington Large Cap Research
  Portfolio -- Class A...........................    0.56%       --           0.03%
 MetLife Asset Allocation 100 Portfolio --
  Class A........................................    0.07%       --           0.01%
 MFS(R) Research International Portfolio --
  Class A........................................    0.69%       --           0.07%
 Morgan Stanley Mid Cap Growth
  Portfolio -- Class A...........................    0.65%       --           0.03%
 Oppenheimer Global Equity Portfolio --
  Class A........................................    0.66%       --           0.05%
 PIMCO Total Return Portfolio -- Class A.........    0.48%       --           0.04%
 T. Rowe Price Mid Cap Growth Portfolio --
  Class A........................................    0.75%       --           0.03%
METROPOLITAN FUND -- CLASS A
 Baillie Gifford International Stock
  Portfolio......................................    0.79%       --           0.07%
 Barclays Aggregate Bond Index Portfolio.........    0.25%       --           0.03%
 BlackRock Bond Income Portfolio.................    0.32%       --           0.04%
 BlackRock Capital Appreciation Portfolio........    0.69%       --           0.02%



                                                                    TOTAL       FEE WAIVER    NET TOTAL
                                                     ACQUIRED       ANNUAL        AND/OR       ANNUAL
                                                     FUND FEES    OPERATING      EXPENSE      OPERATING
PORTFOLIO                                          AND EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
------------------------------------------------- -------------- ----------- --------------- ----------
AMERICAN FUNDS(R) -- CLASS 2
 American Funds Global Small
  Capitalization Fund............................   --             0.98%       --              0.98%
 American Funds Growth Fund......................   --             0.60%       --              0.60%
 American Funds Growth-Income Fund...............   --             0.54%       --              0.54%
MET INVESTORS FUND
 Clarion Global Real Estate Portfolio --
  Class A........................................   --             0.64%       --              0.64%
 ClearBridge Aggressive Growth Portfolio --
  Class A........................................   --             0.57%     0.00%             0.57%
 Harris Oakmark International Portfolio --
  Class A........................................   --             0.83%     0.02%             0.81%
 Invesco Mid Cap Value Portfolio --
  Class A........................................ 0.08%            0.76%     0.02%             0.74%
 Invesco Small Cap Growth Portfolio --
  Class A........................................   --             0.87%     0.02%             0.85%
 Met/Franklin Low Duration Total Return
  Portfolio -- Class B...........................   --             0.79%     0.02%             0.77%
 Met/Wellington Large Cap Research
  Portfolio -- Class A...........................   --             0.59%     0.04%             0.55%
 MetLife Asset Allocation 100 Portfolio --
  Class A........................................ 0.68%            0.76%       --              0.76%
 MFS(R) Research International Portfolio --
  Class A........................................   --             0.76%     0.06%             0.70%
 Morgan Stanley Mid Cap Growth
  Portfolio -- Class A...........................   --             0.68%     0.01%             0.67%
 Oppenheimer Global Equity Portfolio --
  Class A........................................   --             0.71%     0.08%             0.63%
 PIMCO Total Return Portfolio -- Class A.........   --             0.52%     0.04%             0.48%
 T. Rowe Price Mid Cap Growth Portfolio --
  Class A........................................   --             0.78%       --              0.78%
METROPOLITAN FUND -- CLASS A
 Baillie Gifford International Stock
  Portfolio......................................   --             0.86%     0.12%             0.74%
 Barclays Aggregate Bond Index Portfolio.........   --             0.28%     0.01%             0.27%
 BlackRock Bond Income Portfolio.................   --             0.36%     0.00%             0.36%
 BlackRock Capital Appreciation Portfolio........   --             0.71%     0.05%             0.66%


                                     C-PPA-6

                                                             DISTRIBUTION
                                                                AND/OR
                                                MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                           FEE      (12B-1) FEES   EXPENSES
---------------------------------------------- ------------ -------------- ----------
 BlackRock Large Cap Value Portfolio..........    0.63%          --        0.03%
 Frontier Mid Cap Growth Portfolio............    0.71%          --        0.03%
 Jennison Growth Portfolio....................    0.60%          --        0.02%
 Loomis Sayles Small Cap Core Portfolio.......    0.90%          --        0.06%
 Loomis Sayles Small Cap Growth Portfolio.....    0.90%          --        0.05%
 Met/Artisan Mid Cap Value Portfolio..........    0.81%          --        0.03%
 Met/Wellington Balanced Portfolio............    0.46%          --        0.08%
 Met/Wellington Core Equity Opportunities
  Portfolio...................................    0.70%          --        0.02%
 MetLife Asset Allocation 20 Portfolio........    0.09%          --        0.02%
 MetLife Asset Allocation 40 Portfolio........    0.06%          --          --
 MetLife Asset Allocation 60 Portfolio........    0.05%          --          --
 MetLife Asset Allocation 80 Portfolio........    0.05%          --          --
 MetLife Mid Cap Stock Index Portfolio........    0.25%          --        0.04%
 MetLife Stock Index Portfolio................    0.25%          --        0.02%
 MFS(R) Total Return Portfolio................    0.55%          --        0.05%
 MFS(R) Value Portfolio.......................    0.70%          --        0.02%
 MSCI EAFE(R) Index Portfolio.................    0.30%          --        0.10%
 Neuberger Berman Genesis Portfolio...........    0.81%          --        0.03%
 Russell 2000(R) Index Portfolio..............    0.25%          --        0.06%
 T. Rowe Price Large Cap Growth Portfolio.....    0.60%          --        0.02%
 T. Rowe Price Small Cap Growth Portfolio.....    0.47%          --        0.03%
 Western Asset Management Strategic Bond
  Opportunities Portfolio.....................    0.59%          --        0.04%
 Western Asset Management
  U.S. Government Portfolio...................    0.47%          --        0.02%



                                                                 TOTAL       FEE WAIVER    NET TOTAL
                                                  ACQUIRED       ANNUAL        AND/OR        ANNUAL
                                                  FUND FEES    OPERATING      EXPENSE      OPERATING
PORTFOLIO                                       AND EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
---------------------------------------------- -------------- ----------- --------------- -----------
 BlackRock Large Cap Value Portfolio..........   --             0.66%     0.03%             0.63%
 Frontier Mid Cap Growth Portfolio............   --             0.74%     0.02%             0.72%
 Jennison Growth Portfolio....................   --             0.62%     0.08%             0.54%
 Loomis Sayles Small Cap Core Portfolio....... 0.04%            1.00%     0.08%             0.92%
 Loomis Sayles Small Cap Growth Portfolio.....   --             0.95%     0.09%             0.86%
 Met/Artisan Mid Cap Value Portfolio..........   --             0.84%       --              0.84%
 Met/Wellington Balanced Portfolio............   --             0.54%     0.00%             0.54%
 Met/Wellington Core Equity Opportunities
  Portfolio...................................   --             0.72%     0.12%             0.60%
 MetLife Asset Allocation 20 Portfolio........ 0.52%            0.63%     0.01%             0.62%
 MetLife Asset Allocation 40 Portfolio........ 0.56%            0.62%       --              0.62%
 MetLife Asset Allocation 60 Portfolio........ 0.60%            0.65%       --              0.65%
 MetLife Asset Allocation 80 Portfolio........ 0.65%            0.70%       --              0.70%
 MetLife Mid Cap Stock Index Portfolio........ 0.01%            0.30%     0.00%             0.30%
 MetLife Stock Index Portfolio................   --             0.27%     0.01%             0.26%
 MFS(R) Total Return Portfolio................   --             0.60%       --              0.60%
 MFS(R) Value Portfolio.......................   --             0.72%     0.14%             0.58%
 MSCI EAFE(R) Index Portfolio................. 0.01%            0.41%     0.00%             0.41%
 Neuberger Berman Genesis Portfolio...........   --             0.84%     0.01%             0.83%
 Russell 2000(R) Index Portfolio.............. 0.01%            0.32%     0.00%             0.32%
 T. Rowe Price Large Cap Growth Portfolio.....   --             0.62%     0.02%             0.60%
 T. Rowe Price Small Cap Growth Portfolio.....   --             0.50%       --              0.50%
 Western Asset Management Strategic Bond
  Opportunities Portfolio.....................   --             0.63%     0.04%             0.59%
 Western Asset Management
  U.S. Government Portfolio...................   --             0.49%     0.01%             0.48%



The information shown in the table above was provided by the Portfolios and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Portfolio's 2016 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Portfolio, but that the expenses of the Portfolio are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Portfolio's board of directors or trustees, are not shown.

Certain Portfolios that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Portfolio invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.



EXAMPLES

The examples are intended to help You compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs You bear while You hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolios' fees and expenses (described in the third table).


EXAMPLE 1.

This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

   o there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Annual Contract Fee was charged);


                                    C-PPA-7

   o   reimbursement and/or waiver of expenses was not in effect;

   o your Deferred Annuity permits You to withdraw 10% of your Account Balance free from Early Withdrawal Charges each Contract Year;

   o You bear the minimum or maximum fees and expenses of any of the Portfolios;

   o   there is a maximum Separate Account charge of 0.95%;

   o   the underlying Portfolio earns a 5% annual return; and

   o You fully surrender your Deferred Annuity with applicable Early Withdrawal Charges deducted.



                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
                  --------   ---------   ---------   ---------
Maximum........     $895      $1,003      $1,276      $2,241
Minimum........     $822      $  780      $  898      $1,450


EXAMPLE 2.

This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

   o there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Annual Contract Fee was charged);

   o   reimbursement and/or waiver of expenses was not in effect;

   o your Deferred Annuity permits You to withdraw 20% of your Account Balance free from Early Withdrawal Charges each Contract Year;

   o You bear the minimum or maximum fees and expenses of any of the Portfolios;

   o   there is a maximum Separate Account charge of 0.95%;

   o   the underlying Portfolio earns a 5% annual return; and

   o You fully surrender your Deferred Annuity with applicable Early Withdrawal Charges deducted.



                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
                  --------   ---------   ---------   ---------
Maximum........     $895      $1,003      $1,276      $2,241
Minimum........     $822      $  780      $  898      $1,450


EXAMPLE 3.

This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

   o there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

   o   reimbursement and/or waiver of expenses was not in effect;

   o You bear the minimum or maximum fees and expenses of any of the Portfolios;

   o   there is a maximum Separate Account charge of 0.95%;

   o   the underlying Portfolio earns a 5% annual return; and

                                    C-PPA-8

   o You annuitize (elect a pay-out option under your Deferred Annuity under which You receive income payments over your lifetime or for a period of at least 5 full years) or do not surrender your Deferred Annuity. (No Early Withdrawal Charges are deducted.)



                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
                  --------   ---------   ---------   ---------
Maximum........     $195        $603      $1,036      $2,241
Minimum........     $122        $380      $  658      $1,450



                                    C-PPA-9

                       ACCUMULATION UNIT VALUES FOR EACH
                              INVESTMENT DIVISION
--------------------------------------------------------------------------------
See Appendix B.


                                    C-PPA-10

                                    METLIFE
--------------------------------------------------------------------------------

Metropolitan Life Insurance Company ("MLIC" or the "Company") is a leading provider of life insurance, annuities, employee benefits and asset management with operations throughout the United States. The Company offers a broad range of protection products and services aimed at serving the financial needs of its customers throughout their lives. These products are sold to individuals and corporations, as well as other institutions, and their employees. The Company was incorporated under the laws of New York in 1868. The Company's home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc., together with its subsidiaries and affiliates, is a global provider of life insurance, annuities, employee benefit and asset management, serving approximately 100 million customers. MetLife holds leading market positions in the United States, Japan, Latin America, Asia, Europe and the Middle East.




                      METROPOLITAN LIFE SEPARATE ACCOUNT E
--------------------------------------------------------------------------------

We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Annuity Contracts and some other Variable Annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").


The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities - such as death benefits and income payments - even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments and are not guaranteed by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

The investment manager to certain of the Portfolios offered with the Contracts or with other Variable Annuity contracts issued through the Separate Account may be regulated as Commodity Pool Operators. While it does not concede that the Separate Account is a commodity pool, the Company has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration or regulation as a pool operator under the CEA.



                               VARIABLE ANNUITIES
--------------------------------------------------------------------------------
There are two types of variable annuities described in this Prospectus:
Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or the amount of each income payment varies based on the investment performance of the Investment Divisions You choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money or income payment amount is at risk. The degree of risk will depend on the Investment Divisions You select. The Accumulation Unit Value or Annuity Unit Value for each Investment Division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus. The Prospectus describes the material features of the Deferred Annuities and the Income Annuities.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." The Fixed Interest Account is part of our general account and offers an interest rate that is guaranteed by us (the current minimum rate on the Fixed Interest Account is 3% but may be lower based on your state and issue date and, therefore, may be lower for certain Contracts). Your registered representative can tell you the current and minimum interest rates that apply.


                                    C-PPA-11

Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor our general account has been registered as an investment company under the 1940 Act. Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them. All guarantees as to purchase payments or Account Balance allocated to the Fixed Account, interest credited to the Fixed Account, and fixed annuity payments are subject to our financial strength and claims-paying ability.


The group Deferred Annuities and group Income Annuities described in this Prospectus are offered to employers, associations, trusts or other groups for their employees, members or participants.


A DEFERRED ANNUITY


You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.

All individual retirement plan(s) ("IRA(s)") and Keoghs receive tax deferral under the Internal Revenue Code ("Code"). There are no additional tax benefits from funding an IRA with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity in an IRA or Keogh such as the availability of a guaranteed income for life or the death benefit.

NON-NATURAL PERSONS AS OWNERS OR BENEFICIARIES. If a non-natural person, such as a trust, is the owner of a non-qualified Deferred Annuity, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the usefulness of the living (if any) and/or death benefits. Naming a non-natural person, such as a trust or estate, as a beneficiary under the Deferred Annuity will generally, eliminate the beneficiary's ability to "stretch" or a spousal beneficiary's ability to continue the Deferred Annuity and the living (if any) and/or death benefits.

A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase. The pay-out phase begins when You either take all of your money out of the account or You elect "income" payments using the money in your account. The number and the amount of the income payments You receive will depend on such things as the type of pay-out option You choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."

We no longer make this Deferred Annuity available, however, current Contract owners may continue to make additional purchase payments, and new participants may enroll under any issued group Contract.


AN INCOME ANNUITY


An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of income payment suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments You receive will depend on such things as the income payment type You choose, your investment choices and the amount of your purchase payment.

The Income Annuities are no longer available.



                            YOUR INVESTMENT CHOICES
--------------------------------------------------------------------------------
The Metropolitan Fund, Met Investors Fund, and American Funds(R) and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. You should read these prospectuses carefully before making purchase payments to the Investment Divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on American Funds(R) Portfolios, which are Class 2, and MET/Franklin
Low Duration Total Return Portfolio which is Class B.


                                    C-PPA-12

The investment choices are listed in alphabetical order below (based upon the Portfolio's legal names). (See Appendix D -- "Portfolio Legal and Marketing Names.") The Investment Divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account/Fixed Income Option. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. While the Investment Divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these Investment Divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. The degree of investment risk You assume will depend on the Investment Divisions You choose. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance and/or variable income payments based on amounts allocated to the Investment Divisions may go down as well as up.


Each Portfolio has different investment objectives and risks. The Portfolio prospectuses contain more detailed information on each Portfolio's investment strategy, investment managers and its fees. You may obtain a Portfolio prospectus by calling 1 800-638-7732 or through your registered representative. We do not guarantee the investment results of the Portfolios.

The current Portfolios are listed below, along with their investment manager and any sub-investment manager.



                PORTFOLIO                            INVESTMENT OBJECTIVE            INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
----------------------------------------- ----------------------------------------- ------------------------------------------
AMERICAN FUNDS(R)
American Funds Global Small               Seeks long-term growth of capital.        Capital Research and Management
 Capitalization Fund                                                                Company
American Funds Growth Fund                Seeks growth of capital.                  Capital Research and Management
                                                                                    Company
American Funds Growth-Income              Seeks long-term growth of capital and     Capital Research and Management
 Fund                                     income.                                   Company
MET INVESTORS FUND
Clarion Global Real Estate Portfolio      Seeks total return through investment     MetLife Advisers, LLC
                                          in real estate securities, emphasizing    Subadviser: CBRE Clarion Securities
                                          both capital appreciation and current     LLC
                                          income.
ClearBridge Aggressive Growth             Seeks capital appreciation.               MetLife Advisers, LLC
 Portfolio                                                                          Subadviser: ClearBridge Investments,
                                                                                    LLC
Harris Oakmark International              Seeks long-term capital appreciation.     MetLife Advisers, LLC
 Portfolio                                                                          Subadviser: Harris Associates L.P.
Invesco Mid Cap Value Portfolio           Seeks high total return by investing in   MetLife Advisers, LLC
                                          equity securities of mid-sized            Subadviser: Invesco Advisers, Inc.
                                          companies.
Invesco Small Cap Growth Portfolio        Seeks long-term growth of capital.        MetLife Advisers, LLC
                                                                                    Subadviser: Invesco Advisers, Inc.
Met/Franklin Low Duration Total           Seeks a high level of current income,     MetLife Advisers, LLC
 Return Portfolio                         while seeking preservation of             Subadviser: Franklin Advisers, Inc.
                                          shareholders' capital.
Met/Wellington Large Cap Research         Seeks long-term capital appreciation.     MetLife Advisers, LLC
 Portfolio                                                                          Subadviser: Wellington Management
                                                                                    Company LLP
MetLife Asset Allocation 100 Portfolio    Seeks growth of capital.                  MetLife Advisers, LLC
MFS(R) Research International Portfolio   Seeks capital appreciation.               MetLife Advisers, LLC
                                                                                    Subadviser: Massachusetts Financial
                                                                                    Services Company


                                    C-PPA-13

               PORTFOLIO                          INVESTMENT OBJECTIVE           INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
--------------------------------------- --------------------------------------- ------------------------------------------
Morgan Stanley Mid Cap Growth           Seeks capital appreciation.             MetLife Advisers, LLC
 Portfolio                                                                      Subadviser: Morgan Stanley
                                                                                Investment Management Inc.
Oppenheimer Global Equity Portfolio     Seeks capital appreciation.             MetLife Advisers, LLC
                                                                                Subadviser: OppenheimerFunds, Inc.
PIMCO Total Return Portfolio            Seeks maximum total return,             MetLife Advisers, LLC
                                        consistent with the preservation of     Subadviser: Pacific Investment
                                        capital and prudent investment          Management Company LLC
                                        management.
T. Rowe Price Mid Cap Growth            Seeks long-term growth of capital.      MetLife Advisers, LLC
 Portfolio                                                                      Subadviser: T. Rowe Price Associates,
                                                                                Inc.
METROPOLITAN FUND
Baillie Gifford International Stock     Seeks long-term growth of capital.      MetLife Advisers, LLC
 Portfolio                                                                      Subadviser: Baillie Gifford Overseas
                                                                                Limited
Barclays Aggregate Bond Index           Seeks to track the performance of the   MetLife Advisers, LLC
 Portfolio                              Barclays U.S. Aggregate Bond Index.     Subadviser: MetLife Investment
                                                                                Advisors, LLC
BlackRock Bond Income Portfolio         Seeks a competitive total return        MetLife Advisers, LLC
                                        primarily from investing in             Subadviser: BlackRock Advisors, LLC
                                        fixed-income securities.
BlackRock Capital Appreciation          Seeks long-term growth of capital.      MetLife Advisers, LLC
 Portfolio                                                                      Subadviser: BlackRock Advisors, LLC
BlackRock Large Cap Value Portfolio     Seeks long-term growth of capital.      MetLife Advisers, LLC
                                                                                Subadviser: BlackRock Advisors, LLC
Frontier Mid Cap Growth Portfolio       Seeks maximum capital appreciation.     MetLife Advisers, LLC
                                                                                Subadviser: Frontier Capital
                                                                                Management Company, LLC
Jennison Growth Portfolio               Seeks long-term growth of capital.      MetLife Advisers, LLC
                                                                                Subadviser: Jennison Associates LLC
Loomis Sayles Small Cap Core            Seeks long-term capital growth from     MetLife Advisers, LLC
 Portfolio                              investments in common stocks or         Subadviser: Loomis, Sayles &
                                        other equity securities.                Company, L.P.
Loomis Sayles Small Cap Growth          Seeks long-term capital growth.         MetLife Advisers, LLC
 Portfolio                                                                      Subadviser: Loomis, Sayles &
                                                                                Company, L.P.
Met/Artisan Mid Cap Value Portfolio     Seeks long-term capital growth.         MetLife Advisers, LLC
                                                                                Subadviser: Artisan Partners Limited
                                                                                Partnership
Met/Wellington Balanced Portfolio       Seeks long-term capital appreciation    MetLife Advisers, LLC
                                        with some current income.               Subadviser: Wellington Management
                                                                                Company LLP
Met/Wellington Core Equity              Seeks to provide a growing stream of    MetLife Advisers, LLC
 Opportunities Portfolio                income over time and, secondarily,      Subadviser: Wellington Management
                                        long-term capital appreciation and      Company LLP
                                        current income.
MetLife Asset Allocation 20 Portfolio   Seeks a high level of current income,   MetLife Advisers, LLC
                                        with growth of capital as a secondary
                                        objective.


                                    C-PPA-14

               PORTFOLIO                           INVESTMENT OBJECTIVE            INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
--------------------------------------- ----------------------------------------- ------------------------------------------
MetLife Asset Allocation 40 Portfolio   Seeks high total return in the form of    MetLife Advisers, LLC
                                        income and growth of capital, with a
                                        greater emphasis on income.
MetLife Asset Allocation 60 Portfolio   Seeks a balance between a high level      MetLife Advisers, LLC
                                        of current income and growth of
                                        capital, with a greater emphasis on
                                        growth of capital.
MetLife Asset Allocation 80 Portfolio   Seeks growth of capital.                  MetLife Advisers, LLC
MetLife Mid Cap Stock Index             Seeks to track the performance of the     MetLife Advisers, LLC
 Portfolio                              Standard & Poor's MidCap 400(R)           Subadviser: MetLife Investment
                                        Composite Stock Price Index.              Advisors, LLC
MetLife Stock Index Portfolio           Seeks to track the performance of the     MetLife Advisers, LLC
                                        Standard & Poor's 500(R) Composite        Subadviser: MetLife Investment
                                        Stock Price Index.                        Advisors, LLC
MFS(R) Total Return Portfolio           Seeks a favorable total return through    MetLife Advisers, LLC
                                        investment in a diversified portfolio.    Subadviser: Massachusetts Financial
                                                                                  Services Company
MFS(R) Value Portfolio                  Seeks capital appreciation.               MetLife Advisers, LLC
                                                                                  Subadviser: Massachusetts Financial
                                                                                  Services Company
MSCI EAFE(R) Index Portfolio            Seeks to track the performance of the     MetLife Advisers, LLC
                                        MSCI EAFE(R) Index.                       Subadviser: MetLife Investment
                                                                                  Advisors, LLC
Neuberger Berman Genesis Portfolio      Seeks high total return, consisting       MetLife Advisers, LLC
                                        principally of capital appreciation.      Subadviser: Neuberger Berman
                                                                                  Investment Advisers LLC
Russell 2000(R) Index Portfolio         Seeks to track the performance of the     MetLife Advisers, LLC
                                        Russell 2000(R) Index.                    Subadviser: MetLife Investment
                                                                                  Advisors, LLC
T. Rowe Price Large Cap Growth          Seeks long-term growth of capital.        MetLife Advisers, LLC
 Portfolio                                                                        Subadviser: T. Rowe Price Associates,
                                                                                  Inc.
T. Rowe Price Small Cap Growth          Seeks long-term capital growth.           MetLife Advisers, LLC
 Portfolio                                                                        Subadviser: T. Rowe Price Associates,
                                                                                  Inc.
Western Asset Management Strategic      Seeks to maximize total return            MetLife Advisers, LLC
 Bond Opportunities Portfolio           consistent with preservation of           Subadviser: Western Asset
                                        capital.                                  Management Company
Western Asset Management                Seeks to maximize total return            MetLife Advisers, LLC
 U.S. Government Portfolio              consistent with preservation of capital   Subadviser: Western Asset
                                        and maintenance of liquidity.             Management Company



Certain Portfolios have been subject to a change. Please see Appendix C --"Additional Information Regarding the Portfolios."



                                    C-PPA-15

INVESTMENT CHOICES WHICH ARE FUND OF FUNDS



The following Portfolios available within the Metropolitan Fund and Met Investors Fund are "fund of funds":

MetLife Asset Allocation 20 Portfolio
MetLife Asset Allocation 40 Portfolio
MetLife Asset Allocation 60 Portfolio
MetLife Asset Allocation 80 Portfolio
MetLife Asset Allocation 100 Portfolio

"Fund of funds" Portfolios invest substantially all of their assets in other portfolios. Therefore, each of these Portfolios will bear its pro rata share of the fees and expenses incurred by the underlying portfolios in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the fund of funds Portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios in which the fund of funds Portfolio invests. You may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the fund of funds Portfolios, if such underlying portfolios are available under the Contract. However, only some of the underlying portfolios are available under the Contract.


ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Some of the investment choices may not be available under the terms of your Deferred Annuity or Income Annuity. The Contract or other correspondence we provide You will indicate the Investment Divisions that are available to You. Your investment choices may be limited because:

   o Your employer, association or other group contract holder limits the available Investment Divisions.

   o   We have restricted the available Investment Divisions.

   o   Some of the Investment Divisions are not approved in your state.

The Investment Divisions buy and sell shares of corresponding mutual fund Portfolios. These Portfolios, which are part of the Metropolitan Fund, the Met Investors Fund or the American Funds(R), invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to You under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Funds(R) Portfolios are made available by the American Funds(R) only through various insurance company annuities and life insurance policies.


The Metropolitan Fund, the Met Investors Fund and American Funds(R) are each a "series" type fund registered with the SEC as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the fund.


The Portfolios of the Metropolitan Fund and Met Investors Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds(R) pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund, Met Investors Fund, and American Funds(R).

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each fund's prospectus.


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

An investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is


                                    C-PPA-16
based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or its affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment manager MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the investment manager makes a profit with respect to the investment management fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the investment manager. (See the Table of Expenses for information on the investment management fees paid by the Portfolios and the SAIs for the Portfolios for information on the investment management fees paid by the investment managers to the sub-investment managers.)

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio's 12b-1 Plan, if any, is described in more detail in each Portfolio's prospectus. (See the Fee Table and "Who Sells the Deferred Annuities and Income Annuities.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.


PORTFOLIO SELECTION

We select the Portfolios offered through the Contracts based on a number of criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment manager are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of Contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from contract owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of contract value to such Portfolios.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE ACCOUNT BALANCE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.



                               DEFERRED ANNUITIES
--------------------------------------------------------------------------------
This Prospectus describes the following Deferred Annuities under which You can accumulate money:

o    Non-Qualified
o    Traditional IRA (Individual Retirement Annuities)

o    Roth IRAs (Roth Individual Retirement Annuities)
o    Unallocated Keogh

Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder. Deferred Annuities may be either:

   o Allocated (your Account Balance records are kept for You as an individual); or

   o Unallocated (Account Balance records are kept for a plan or group as a whole).

                                    C-PPA-17

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN

If You participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, the death benefit and pay-out options. The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult your Deferred Annuity Contract and plan document to see how You may be affected.


AUTOMATED INVESTMENT STRATEGIES


There are five automated investment strategies available to You. We created these investment strategies to help You manage your money. You decide if one is appropriate for You based upon your risk tolerance and savings goals. These investment strategies are available to You without any additional charges. However, the investment strategies are not available for the unallocated to Keogh Deferred Annuities. As with any investment program, no strategy can guarantee a gain -- You can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.


THE EQUITY GENERATOR(R): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index Division or the Frontier Mid Cap Growth Division, based on your selection. If your Fixed Interest Account Balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and You never request allocation changes or transfers, You will not pay more in Early Withdrawal Charges than your Contract earns. Early Withdrawal Charges may be taken from any of your earnings.


THE EQUALIZERSM: You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the Frontier Mid Cap Growth Division. Each quarter, amounts are transferred between the Fixed Interest Account and your chosen Investment Division to make the value of each equal. For example, if You choose the MetLife Stock Index Division and over the quarter it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.


THE REBALANCER(R): You select a specific asset allocation for your entire Account Balance from among the Investment Divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.

THE INDEX SELECTOR(R): You may select one of five asset allocation models (the Conservative Model, the Conservative to Moderate Model, the Moderate Model, the Moderate to Aggressive Model and the Aggressive Model) which are designed to correlate to various risk tolerance levels. Based on the model You choose, your entire Account Balance is allocated among the Barclays Aggregate Bond Index, MetLife Stock Index, MSCI EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account. Each quarter, the percentage in each of these Investment Divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the Investment Divisions and the Fixed Interest Account.

In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.

We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when You elected the Index Selector. You should consider whether it is appropriate for You to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations.

The asset allocation models used in the Index Selector strategy may change from time to time. If You are interested in an updated model, please contact your sales representative.


                                    C-PPA-18

You may choose another Index Selector(R) strategy or terminate your Index Selector(R) strategy at any time. If You choose another Index Selector(R) strategy, You must select from the asset allocation models available at that time. After termination, if You then wish to select the Index Selector(R) strategy again, You must select from the asset allocation models available at that time.

THE ALLOCATORSM: Each month, a dollar amount You choose is transferred from the Fixed Interest Account to any of the Investment Divisions You choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account Balance is exhausted, this strategy is automatically discontinued.

The Equity Generator(R) and the Allocator(SM) are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, You should consider whether You wish to continue the strategy through periods of fluctuating prices.


We will terminate all transactions under any automated investment strategy upon notification of your death.


PURCHASE PAYMENTS

There is no minimum purchase payment except for the unallocated Keogh Deferred Annuity. If You have an unallocated Keogh Deferred Annuity, each purchase payment must be at least $2,000. In addition, your total purchase payments must be at least $15,000 for your first Contract Year and $5,000 for each subsequent Contract Year.

You may continue to make purchase payments while You receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, debit authorization, salary reduction or salary deduction. You may make purchase payments to your Deferred Annuity whenever You choose, up to the date You begin receiving payments from a pay-out option.


ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the Investment Divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

If You choose to make an allocation to the asset allocation Investment Divisions with your initial purchase payment, 100% of your allocation to the investment choices must be to only one of the asset allocation Investment Divisions. After the initial purchase payment has been made, You may allocate subsequent purchase payments or make transfers from any asset allocation Investment Division to any investment choice or to one or more of the asset allocation Investment Divisions.


AUTOMATED PURCHASE PAYMENTS

If You purchase a Non-Qualified Deferred Annuity, You may elect to have purchase payments made automatically. With "automatic payroll deduction" your employer deducts an amount from your salary and makes the purchase payment for You. With purchase payments through debit authorization your bank deducts money from your bank account and makes the purchase payment for You.


LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

   o   Federal tax laws;

   o Our right to limit the total of your purchase payments to $1,000,000. For the unallocated Keogh Deferred Annuity, we limit purchase payments to $5,000,000 per year. We may change the maximum by telling You in writing at least 90 days in advance;

   o Regulatory requirements. For example, if You reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after You have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to You after You turn age 60; or after You turn age 63, if the Deferred Annuity was issued before You were age 61;

   o Retirement, for certain Deferred Annuities. You may no longer make purchase payments if You retire;

                                    C-PPA-19

   o   Leaving your job (for the unallocated Keogh Deferred Annuity); and


   o   Receiving systematic termination payments (described later).


THE VALUE OF YOUR INVESTMENT

Accumulation Units are credited to You when You make purchase payments or transfers into an Investment Division. When You withdraw or transfer money from an Investment Division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each Investment
Division:

   o First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

   o Next, we subtract the daily equivalent of our insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

   o Finally, we multiply the previous Accumulation Unit Value by this result.


EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume You make a purchase payment of $500 into one Investment Division and that Investment Division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.


  $500
------
          =   50 accumulation units
   $10

CALCULATING THE ACCUMULATION UNIT VALUE

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x$10.50 =$525).

           $10.00 x1.05 =$10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x$9.50 =$475).

           $10.00 x.95 =$9.50 is the new Accumulation Unit Value


TRANSFERS

You may make tax-free transfers between Investment Divisions or between the Investment Divisions and the Fixed Interest Account. Some restrictions may apply to transfers from the Fixed Interest Account to the Investment Divisions. For us to process a transfer, You must tell us:

   o   The percentage or dollar amount of the transfer;

   o The Investment Divisions (or Fixed Interest Account) from which You want the money to be transferred;

   o The Investment Divisions (or Fixed Interest Account) to which You want the money to be transferred; and

   o Whether You intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

Your transfer request must be in Good Order and completed prior to the close of the Exchange on a business day if You want the transaction to take place on that day. All other transfer requests in Good Order will be processed on our next business day.

For additional transfer restrictions (see "General
Information--Valuation--Suspension of Payments").

WE MAY REQUIRE YOU TO:

                                    C-PPA-20

   o   Use our forms;

   o Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy); or

   o Transfer a minimum amount if the transfer is in connection with the Allocator.


RESTRICTIONS ON TRANSFERS

RESTRICTIONS ON FREQUENT TRANSFERS/REALLOCATIONS. Frequent requests from contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Frequent transfers/reallocations involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).


We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios. In addition, as described below, we intend to treat



                                    C-PPA-21
all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We monitor transfer/reallocation activity in the following Monitored Portfolios:

     American Funds Global Small Capitalization Fund
     Baillie Gifford International Stock Portfolio
     Clarion Global Real Estate Portfolio
     Harris Oakmark International Portfolio
     Invesco Small Cap Growth Portfolio
     Loomis Sayles Small Cap Core Portfolio
     Loomis Sayles Small Cap Growth Portfolio
     MFS(R) Research International Portfolio
     MSCI EAFE(R) Index Portfolio
     Neuberger Berman Genesis Portfolio
     Oppenheimer Global Equity Portfolio
     Russell 2000(R) Index Portfolio
     T. Rowe Price Small Cap Growth Portfolio
     Western Asset Management Strategic Bond Opportunities Portfolio

We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER PORTFOLIOS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER/REALLOCATION ACTIVITY IN THOSE PORTFOLIOS. We may change the Monitored Portfolios at any time without notice in our sole discretion.


As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer/reallocation policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer/reallocation policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.


Our policies and procedures may result in transfer/reallocation restrictions being applied to deter frequent transfers/reallocations. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, we require future requests to or from any Monitored Portfolios under that Contract to be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of this restriction. Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this Prospectus are not treated as transfers when we monitor the frequency of transfers.


The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate frequent transfers/reallocations in any Portfolio and there are


                                    C-PPA-22
no arrangements in place to permit any contract owner or participant/annuitant to engage in frequent transfers/reallocations; we apply our policies and procedures without exception, waiver or special arrangement.


The Portfolios may have adopted their own policies and procedures with respect to frequent transfers/reallocations in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer/reallocation policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent transfer/reallocation policies established by the Portfolio.

In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer/reallocation policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from contract owners engaged in frequent transfer/reallocation trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers/reallocations (even if an entire omnibus order is rejected due to the frequent transfers/reallocations of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.

Restrictions on Large Transfers/Reallocations. Large transfers/reallocations may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer/reallocation activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer/reallocation requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer/reallocation requests from that third party must be submitted in writing with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.


ACCESS TO YOUR MONEY

You may withdraw either all or part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

   o   The percentage or dollar amount of the withdrawal; and

   o The Investment Divisions (or Fixed Interest Account) from which You want the money to be withdrawn.

Your withdrawal may be subject to income taxes, tax penalties and Early Withdrawal Charges.

Generally, if You request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require You to use our original forms.


                                    C-PPA-23

We may withhold payment of withdrawal if any portion of those proceeds would be derived from your check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.


You may submit a written withdrawal request, which must be received at the MetLife Designated Office on or before the date the pay-out phase begins, that indicates that the withdrawal should be processed as of the date the pay-out phase begins, in which case the request will be deemed to have been received on, and the withdrawal amount will be priced according to, the accumulation unit value calculated as of the date the pay-out phase begins.



SYSTEMATIC WITHDRAWAL PROGRAM

You may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year, according to the time frame You select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and Early Withdrawal Charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments You would receive from a Deferred Annuity pay-out option or under an Income Annuity.

If You elect to withdraw a dollar amount, we will pay You the same dollar amount each Contract Year. If You elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount You will receive based on your new Account Balance.

If You do not provide us with your desired allocation, or there are insufficient amounts in the Investment Divisions or the Fixed Interest Account that You selected, the payments will be taken out pro-rata from the Fixed Interest Account and any Investment Divisions in which You have an Account Balance.

CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If You choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When You first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if You select to receive payments on a monthly basis with the percentage of your Account Balance You request equaling $12,000, and there are six months left in the Contract Year, we will pay You $2,000 a month.

CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay You over the Contract Year either the amount that You chose or an amount equal to the percentage of your Account Balance You chose. For example, if You select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay You $1,000 a month.

If You do not provide us with your desired allocation, or there are insufficient amounts in the Investment Divisions or the Fixed Interest Account that You selected, the payments will be taken out pro-rata from the Fixed Interest Account and any Investment Divisions in which You then have money.

SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in Good Order at least 10 days prior to the selected payment date. (If You would like to receive your Systematic Withdrawal Program payment on or about the first of the month, You should request payment by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month on the date You selected. If You do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made at any time. If You make any of these changes, we will treat your request as though You were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in Good Order at least 30 days in advance.

Although we need your written authorization to begin this program, You may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office. We will also terminate your participation in the program upon notification of your death.


                                    C-PPA-24

Systematic Withdrawal Program payments may be subject to an Early Withdrawal Charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When You first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the Early Withdrawal Charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.


MINIMUM DISTRIBUTION


In order for You to comply with certain tax law provisions, You may be required to take money out of your Deferred Annuity. Rather than receiving your required minimum distribution in one annual lump-sum payment, You may request that we pay it to You in installments throughout the calendar year. However, we may require that You maintain a certain Account Balance at the time You request these payments. We will terminate your participation in the program upon notification of your death.



ANNUAL CONTRACT FEE



There is no Separate Account Annual Contract Fee. You may pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year. if your Account Balance is less than a certain amount



CHARGES


There are two types of charges You pay while You have money in an Investment
Division:

   o   Insurance-related charge (or Separate Account charge), and

   o   Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the Early Withdrawal Charge may not fully cover all of the sales and deduction expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain Contract charges.

The Separate Account charge You pay will not reduce the number of accumulation units credited to You. Instead, we deduct the charge as part of the calculation of the Accumulation Unit Value.


INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 0.95% annually of the average value of the amount You have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity. MetLife guarantees that the Separate Account insurance-related charge will not increase while You have this Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should You die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).


INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. One class of shares available to the Deferred


                                    C-PPA-25

Annuities has 12b-1 Plan fees, which pay for distribution expenses. The percentage You pay for the investment-related charge depends on which Investment Divisions You select. Investment-related charges for each Portfolio for the previous year are listed in the Table of Expenses.


PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when You exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when You exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, depend on the Deferred Annuity You purchase and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

We reserve the right to deduct from the Deferred Annuity for any income taxes which we incur becuase of the Deferred Annuity. In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the Deferred Annuity that offset Separate Account income. If this should change, it is possible we could incur income tax with respect to the Deferred Annuity, and in that event we may deduct such tax from the Deferred Annuity. At the present time, however, we are not incurring any such income tax or making any such deductions.


EARLY WITHDRAWAL CHARGES


An Early Withdrawal Charge of up to 7% may apply if You withdraw purchase payments within seven years of when they were credited to your Deferred Annuity. The Early Withdrawal Charge does not apply in certain situations or upon the occurrence of certain events or circumstances. To determine the Early Withdrawal Charge for Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or Investment Division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an Early Withdrawal Charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the Early Withdrawal Charge, we will then withdraw it from the Fixed Interest Account and the Investment Divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings. However, if the Early Withdrawal Charge is greater than the available purchase payments, then we will take the Early Withdrawal Charges, in whole or in part, from your earnings.


For partial withdrawals, the Early Withdrawal Charge is determined by dividing the amount that is subject to the Early Withdrawal Charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed and withdraw the Early Withdrawal Charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the Early Withdrawal Charge.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an Early Withdrawal Charge and pay You the rest.


                                    C-PPA-26

The Early Withdrawal Charge on purchase payments withdrawn is as follows:


 DURING PURCHASE PAYMENT YEAR     PERCENTAGE
------------------------------   -----------
               1                     7%
               2                     6%
               3                     5%
               4                     4%
               5                     3%
               6                     2%
               7                     1%
           8 & Later                 0%

Early Withdrawal Charges may be waived for certain Deferred Annuities because we have reduced sales costs associated with them.

The Early Withdrawal Charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of Early Withdrawal Charges we collect. However, we believe that our sales costs may exceed the Early Withdrawal Charges we collect. If so, we will pay the difference out of our general profits.


WHEN NO EARLY WITHDRAWAL CHARGE APPLIES

In some cases, we will not charge You the Early Withdrawal Charge when You make a withdrawal. We may, however, ask You to prove that You meet one of the conditions listed below.

You do not pay an Early Withdrawal Charge:

   o On transfers You make among the Investment Divisions or to the Fixed Interest Account.

   o   On withdrawals of purchase payments You made over seven years ago.

   o If You choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

   o If You die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

   o If your Contract permits and your spouse is substituted as the purchaser of the Deferred Annuity and continues the Contract, that portion of the Account Balance that equals the "step up" portion of the death benefit.


   o If You withdraw the permitted free withdrawal each Contract Year. This total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time You make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds the specified percentage will You have to pay Early Withdrawal Charges. For the unallocated Keogh and other Deferred Annuities, generally You are allowed to take the "free withdrawal" on top of any other withdrawals which are otherwise exempt from the Early Withdrawal Charge. This is not true if your other withdrawals are in connection with a systematic termination or purchase payments made over seven years ago.


The percentage of your Account Balance You are permitted without an Early Withdrawal Charge is for:

       o   Unallocated Keogh Deferred Annuity, 20%.

       o Non-Qualified and IRA Deferred Annuities (depending on the Contract's terms), either 10% of your Account Balance or 10% of your Fixed Interest Account balance only.

   o If the withdrawal is required for You to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity. This exception does not apply if You have a Non-Qualified or Roth IRA Deferred Annuity or if the withdrawal is to satisfy Section 72(t) requirements under the Code.

   o Except for the unallocated Keogh Deferred Annuity, if your Contract provides for this, and except in the state of Massachusetts, on your first withdrawal to which an Early Withdrawal Charge would otherwise apply, and either You or your spouse:


                                    C-PPA-27

       o Has been a resident of certain nursing home facilities for a minimum of 90 consecutive days; or

       o Is diagnosed with a terminal illness and not expected to live more than a year.

   o Systematic Termination. For unallocated Keogh Deferred Annuities You may withdraw your total Account Balance without an Early Withdrawal Charge when the Account Balance is paid in annual installments based on the following percentages of your Account Balance for that year's withdrawal:


 CONTRACT YEAR     PERCENTAGE
---------------   -----------
       1*             20%
       2              25%
       3            33 1/3%
       4              50%
       5           remainder

*     Less that Contract Year's withdrawals.


       Any money You withdraw in excess of these percentages in any Contract Year will be subject to Early Withdrawal Charges. You may stop the systematic termination of the Contract. If You ask to restart systematic termination, You begin at the beginning of the schedule listed above.


   o For the unallocated Keogh Deferred Annuity, if You are disabled and request a total withdrawal. Disability is defined in the Federal Social Security Act. If the Deferred Annuity is issued in connection with your retirement plan which is subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and if your plan document defines disability, your plan's definition governs.


   o   If You retire:

       o For the unallocated Keogh Deferred Annuity, if your plan defines retirement and You retire under that definition. If You are a "restricted" participant, according to the terms of the Deferred Annuity, You must have participated in the Deferred Annuity for the time stated in the Contract.

       o For certain Non-Qualified Deferred Annuities, if You retire from the employer and for certain others if You retire and receive retirement benefits from your employer's qualified plan.

       o   For certain IRA Deferred Annuities, if You retire from the employer.

   o   If You leave your job:

       o For the unallocated Keogh Deferred Annuity, if You are a "restricted" participant, according to the terms of the Deferred Annuity, You must have participated in the Deferred Annuity for the time stated in the Contract.

       o For certain Non-Qualified Deferred Annuities, if You retire from your employer or, for certain others, if You leave your job and receive retirement benefits.

       o For certain IRA Deferred Annuities, if You leave your job with your employer.

   o For the unallocated Keogh Deferred Annuity, if your plan terminates and the Account Balance is transferred into another annuity contract we issue.

   o For the unallocated Keogh Deferred Annuity, if You suffer from an unforeseen hardship.

   o For unallocated Keogh Deferred Annuity, if You make a direct transfer to another investment vehicle we have preapproved. If You are a "restricted" participant, according to the terms of the Deferred Annuity, You also must roll over your Account Balance to a MetLife IRA within 120 days after You are eligible to receive a plan distribution.

   o If permitted in your state, for the unallocated Keogh Deferred Annuity, if you make a direct transfer to another funding option or annuity contract issued by us or one of our affiliates and we agree.

   o If You have transferred money which is not subject to a withdrawal charge (because You have satisfied contractual provisions for a withdrawal without the imposition of a contract withdrawal charge) from certain eligible MetLife contracts into the Deferred Annuity and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual Early Withdrawal Charge schedule.


                                    C-PPA-28

WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY

If You transferred money from certain eligible MetLife contracts into a Deferred Annuity, You may have different Early Withdrawal Charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual Early Withdrawal Charge schedule.

   o   Amounts transferred before January 1, 1996:

       We credit your transfer amounts with the time You held them under your original Contract. Or, if it will produce a lower charge, we use the following schedule to determine Early Withdrawal Charges (determined as previously described) for transferred amounts from your original
       Contract:


 DURING PURCHASE PAYMENT YEAR     PERCENTAGE
------------------------------   -----------
               1                     5%
               2                     4%
               3                     3%
               4                     2%
               5                     1%
         6 and Beyond                0%

   o   Amounts transferred on or after January 1, 1996:

       o For certain Contracts which we issued at least two years before the date of transfer (except as noted below), we apply the withdrawal charge under your original Contract but not any of the original Contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine Early Withdrawal Charges for transferred amounts from your original
           Contract:


 AFTER THE TRANSFER     PERCENTAGE
--------------------   -----------
          1                5%
          2                4%
          3                3%
          4                2%
          5                1%
    6 and Beyond           0%

       o If we issued the other Contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other Contract as if they were made under the Deferred Annuity as of the date we received them under that Contract.

   o Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time You held them under your original Contract.

DIVORCE. A withdrawal made pursuant to a divorce or separation agreement is subject to the same Withdrawal Charge provisions described in this section, if permissible under tax law. In addition, the withdrawal will reduce the Account Balance and the death benefit. The withdrawal could have a significant negative impact on the death benefit.


FREE LOOK


You may cancel your Deferred Annuity within a certain time period. This is known as a "free look." We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether You purchased your Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund (i) all of your purchase payments or (ii) your Account Balance as of the date your refund request is received at your MetLife Designated Office in Good Order (this means you bear the risk of any decline in the value of your Contract due to the performance of the Investment Divisions during the Free Look period).



                                    C-PPA-29

DEATH BENEFIT



One of the insurance guarantees we provide You under your Deferred Annuity is that your beneficiaries will be protected during the "pay-in" phase against market downturns. You name your beneficiary(ies) under the Non-Qualified and IRA Deferred Annuities. If You die during the pay-in phase, the death benefit the beneficiary receives will be the greatest of:


   o   Your Account Balance;

   o Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or

   o The total of all of your purchase payments less any partial withdrawals (including any applicable Early Withdrawal Charge).

The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method.

If we are notified of your death before any requested transaction is completed (including transactions under automated investment strategies, the minimum distribution program and the Systematic Withdrawal Program), we will cancel the request. As described above, the death benefit will be determined when we receive proof of death and an election for the payment method.

Until the beneficiary (or the first beneficiary if there are multiple beneficiaries) submits the necessary documentation in Good Order, the Account Balance attributable to his/her portion of the death benefit remains in the Investment Divisions and is subject to investment risk.

Where there are multiple beneficiaries, the death benefit will only be determined as of the time the first beneficiary submits the necessary documentation in Good Order. If the death benefit payable is an amount that exceeds the Account Balance on the day it is determined, we will apply to the Contract an amount equal to the difference between the death benefit payable and the Account Balance in accordance with the current allocation of the Account Balance. The remaining death benefit amounts are held in the Investment Divisions until each of the other beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. Any death benefit amounts held in the Investment Divisions on behalf of the remaining beneficiaries are subject to investment risk. There is no additional death benefit guarantee.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take the payment in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available.


If permitted in the Contract, if the beneficiary is your spouse, he/she may be substituted as the purchaser of the Non-Qualified and Traditional IRA Deferred Annuities and continue the Contract under the terms and conditions of the Contract that applied prior to the owner's death, with certain exceptions described in the Contract. In that case, the Account Balance will be reset to equal the death benefit on the date the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an Investment Division and the Fixed Interest Account as each bears to the total Account Balance). If the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities, the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may include highest Account Balance as of December 31 following the end of the fifth Contract Year and every other five-year period, are reset on the date the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities. Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the Contract. Any applicable Early Withdrawal Charges will be assessed against future withdrawals.

There is no death benefit after the pay-out phase begins, however, depending on the pay-out option you select, any remaining guarantee will be paid to your beneficiary.



TOTAL CONTROL ACCOUNT

The beneficiary may elect to have the Contract's death proceeds paid through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has


                                    C-PPA-30
immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Contract surrender proceeds paid into a Total Control Account established for You.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.


PAY-OUT OPTIONS (OR INCOME OPTIONS)

You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity. When You select your pay-out option, You will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If You decide You want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes and applicable Contract fees), then we apply the net amount to the option. (See "Income Taxes" for a discussion of partial annuitization.) You are not required to hold your Deferred Annuity for any minimum time period before You may annuitize. The variable pay-out option may not be available in all states.

When considering a pay-out option, You should think about whether You want:

   o Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

   o   A fixed dollar payment or a variable payment; and

   o   A refund feature.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex (where permitted) of the measuring lives (annuitants) will also be considered. For example, if You select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if You select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will determine when your income payments start and the frequency with which You will receive your income payments. If You do not tell us otherwise, your Fixed Interest Account Balance will be used to provide a Fixed Income Option and your Separate Account Balance will be used to provide a variable pay-out income option.

You can change or extend the date income payments begin at any time before the date specified in the Contract with 30 days prior notice to us (subject to restrictions that may apply in your state, restrictions imposed by your selling firm and our current established administrative procedures).

PLEASE BE AWARE THAT ONCE YOUR CONTRACT IS ANNUITIZED, YOU ARE INELIGIBLE TO RECEIVE THE DEATH BENEFIT.

Because the features of variable pay-out options in the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information about the available income types and the value of your income payments, reallocations and charges of your Contract in the pay-out phase.



                                INCOME ANNUITIES
--------------------------------------------------------------------------------
Income Annuities provide You with a regular stream of payments for either your lifetime or a specific period. You may choose the frequency of your income payments. For example, You may receive your payments on a monthly, quarterly, semi-annual or annual basis. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that You begin receiving payments immediately or You can apply the Account Balance of your Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "pay-out" phase, You may defer receiving payments from us for one year after You have purchased an immediate annuity. You bear any investment risk during any deferral period. We no longer offer the Income Annuity.


                                    C-PPA-31

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. If You annuitize your Deferred Annuity and should our current annuity rates for a fixed pay-out option for this type of Deferred Annuity provide for greater payments than those guaranteed in your Contract, the greater payment will be made.

Using proceeds from the following types of arrangements, You may purchase Income Annuities to receive immediate payments:

o    Non-Qualified
o    Unallocated Keogh

o    Roth IRAs
o    Traditional IRAs

If You have accumulated amounts in any of the listed investment vehicles, your lump sum withdrawal from that investment vehicle may be used to purchase an appropriate Income Annuity as long as income tax requirements are met.

If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how You may be affected.


INCOME PAYMENT TYPES

Currently, we provide You with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity when You decide to take a pay-out option or at application. The decision is irrevocable.

There are three people who are involved in payments under your Income Annuity:

   o Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

   o Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

   o Beneficiary: the person who receives continuing payments/or a lump sum payment if the owner dies.

Many times, the Owner and the Annuitant are the same person.

When deciding how to receive income, consider:

   o   The amount of income You need;

   o   The amount You expect to receive from other sources;

   o   The growth potential of other investments; and

   o   How long You would like your income to last.

Your income payment amount will depend in large part on the type of income payment You choose. For example, if You select a "Lifetime Income Annuity for Two," your payments will typically be lower than if You select a "Lifetime Income Annuity." Income payment types that guarantee that payments will be made for a certain number of years regardless of whether the annuitant or joint annuitant is alive (such as Lifetime Income Annuity with a Guarantee Period and Lifetime Income Annuity for Two with a Guarantee Period, as defined below) result in income payments that are smaller than with income payment types without such a guarantee (such as Lifetime Income Annuity and Lifetime Income Annuity for Two, as defined below). In addition, to the extent the income payment type has a guarantee period, choosing a shorter guarantee period will result in each income payment being larger. Where required by state law or under a qualified retirement plan, the annuitant's sex will not be taken into account in calculating income payments. Annuity rates will not be less than those guaranteed in the Contract at the time of purchase for the AIR and income payment type elected. Due to underwriting, administrative or Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited. We reserve the right to commute or to otherwise pay the value of any remaining income payments over a period which would comply with Federal income tax law. Tax rules with respect to decedent Contracts may prohibit election of Lifetime Income for Two annuity options and/or may also prohibit payments for as long as the owner's life in certain circumstances. The


                                    C-PPA-32
terms of your Contract will determine when your income payments start and the frequency with which You will receive your income payments. When You select an income type, it will apply to both fixed income payments and variable income payments.

We reserve the right to limit or stop issuing any of the income types currently available based upon legal requirements or other considerations.

The following income payment types are available:

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a Contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.


MINIMUM SIZE OF YOUR INCOME PAYMENT

Your initial income payment must be at least $50. If You live in Massachusetts, the initial income payment must be at least $20. This means the amount used from a Deferred Annuity to provide a pay-out option must be large enough to provide this minimum initial income payment.


ALLOCATION

You decide what portion of your income payment is allocated among the Fixed Income Option and the variable Investment Divisions.


                                    C-PPA-33

THE VALUE OF YOUR INCOME PAYMENTS

AMOUNT OF INCOME PAYMENTS

Variable income payments from an Investment Division will depend upon the number of annuity units held in that Investment Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

The initial variable income payment is computed based on the amount of the purchase payment applied to the specific Investment Division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Investment Division to determine the number of annuity units held in that Investment Division. The number of annuity units held remains fixed for the duration of the Contract if no reallocations are made.

The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR.


Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then-current Fixed Income Option purchase rates for that Contract class. The purpose of this provision is to assure the annuitant that, at retirement, if the Fixed Income Option purchase rates for new Contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the owner will be given the benefit of the higher rates.



ANNUITY UNITS

Annuity units are credited to You when You make a purchase payment or make a reallocation into an Investment Division. Before we determine the number of annuity units to credit to You, we reduce a purchase payment (but not a reallocation) by any premium taxes and the Contract fee, if applicable. We then compute an initial income payment amount using the AIR, your income payment type and the age and sex (where permitted) of the measuring lives. We then divide the initial income payment (allocated to an Investment Division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that Investment Division. The initial variable income payment is a hypothetical payment which is calculated based upon the AIR. The initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity. When You reallocate an income payment from an Investment Division, annuity units supporting that portion of your income payment in that Investment Division are liquidated.


AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the Investment Divisions You select. We currently offer a 3% and 4% AIR. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if You had elected a higher AIR as changes occur in the investment experience of the Investment Divisions.

The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.

The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.


                                    C-PPA-34

VALUATION

This is how we calculate the Annuity Unit Value for each Investment Division:

   o First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

   o Next, we subtract the daily equivalent of your insurance-related charge or Separate Account charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

   o Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

   o   Finally, we multiply the previous Annuity Unit Value by this result.


REALLOCATIONS

You may make reallocations among the Investment Divisions or from the Investment Divisions to the Fixed Income Option. Once You reallocate your income payment into the Fixed Income Option You may not later reallocate amounts from the Fixed Income Option to the Investment Divisions. If You reside in certain states You may be limited to four options (including the Fixed Interest Option).

Currently, there is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying Portfolio shares we have designated in the Investment Divisions or other funds to generate your income payments.

Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in Good Order prior to the close of the Exchange on that business day. All other reallocation requests in Good Order will be processed on the next business day.

For us to process a reallocation, You must tell us:

   o   The percentage of the income payment to be reallocated;

   o The Investment Divisions from which You want the income payment to be reallocated; and

   o The Investment Divisions or Fixed Income Option (and the percentages allocated to each) to which You want the income payment to be reallocated.

When You request a reallocation from an Investment Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

   o First, we update the income payment amount to be reallocated from the Investment Division based upon the applicable Annuity Unit Value at the time of the reallocation;

   o Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

   o Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation; and

   o Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When You request a reallocation from one Investment Division to another, annuity units in one Investment Division are liquidated and annuity units in the other Investment Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Investment Division to which You have reallocated.

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations You may make, but never to fewer than one a month. If we do so, we will give You advance written notice. We may limit a beneficiary's ability to make a reallocation.


                                    C-PPA-35

Here are examples of the effect of a reallocation on the income payment:

   o Suppose You choose to reallocate 40% of your income payment supported by Investment Division A to the Fixed Income Option and the recalculated income payment supported by Investment Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x($125 - $100) or $50, and your income payment supported by Investment Division A will be decreased by $40. (The number of annuity units in Investment Division A will be decreased as well.)

   o Suppose You choose to reallocate 40% of your income payment supported by Investment Division A to Investment Division B and the recalculated income payment supported by Investment Division A is $100. Then, your income payment supported by Investment Division B will be increased by $40 and your income payment supported by Investment Division A will be decreased by $40. (Changes will also be made to the number of annuity units in both Investment Divisions as well.)


RESTRICTIONS ON TRANSFERS

RESTRICTIONS ON FREQUENT TRANSFERS/REALLOCATIONS. Frequent requests from contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Frequent transfers/reallocations involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).


We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios. In addition, as described below, we intend to treat



                                    C-PPA-36
all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We monitor transfer/reallocation activity in the following Monitored Portfolios:

     American Funds Global Small Capitalization Fund
     Baillie Gifford International Stock Portfolio
     Clarion Global Real Estate Portfolio
     Harris Oakmark International Portfolio
     Invesco Small Cap Growth Portfolio
     Loomis Sayles Small Cap Core Portfolio
     Loomis Sayles Small Cap Growth Portfolio
     MFS(R) Research International Portfolio
     MSCI EAFE(R) Index Portfolio
     Neuberger Berman Genesis Portfolio
     Oppenheimer Global Equity Portfolio
     Russell 2000(R) Index Portfolio
     T. Rowe Price Small Cap Growth Portfolio
     Western Asset Management Strategic Bond Opportunities Portfolio

We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER PORTFOLIOS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER/REALLOCATION ACTIVITY IN THOSE PORTFOLIOS. We may change the Monitored Portfolios at any time without notice in our sole discretion.


As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer/reallocation policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer/reallocation policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.


Our policies and procedures may result in transfer/reallocation restrictions being applied to deter frequent transfers/reallocations. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, we require future requests to or from any Monitored Portfolios under that Contract to be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of this restriction. Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this Prospectus are not treated as transfers when we monitor the frequency of transfers.


The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate frequent transfers/reallocations in any Portfolio and there are


                                    C-PPA-37
no arrangements in place to permit any contract owner or participant/annuitant to engage in frequent transfers/reallocations; we apply our policies and procedures without exception, waiver or special arrangement.


The Portfolios may have adopted their own policies and procedures with respect to frequent transfers/reallocations in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer/reallocation policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent transfer/reallocation policies established by the Portfolio.

In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer/reallocation policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from contract owners engaged in frequent transfer/reallocation trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers/reallocations (even if an entire omnibus order is rejected due to the frequent transfers/reallocations of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.


Restrictions on Large Transfers/Reallocations. Large transfers/reallocations may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a large cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer/reallocation activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer/reallocation requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer/reallocation requests from that third party must be submitted in writing with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.



CONTRACT FEE

There is no Contract fee under the Income Annuities.


CHARGES

There are two types of charges You pay if You allocate any of your income payment to the Investment Divisions:

   o   Insurance-related charge (or Separate Account charge); and

   o   Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain Contract charges.


                                    C-PPA-38

The Separate Account charge You pay will not reduce the number of annuity units credited to You. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.


INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 0.95% annually of the average value of the amounts in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).


INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. One class of shares available to the Income Annuities has 12b-1 Plan fees, which pay for distribution expenses. The percentage You pay for the investment-related charge depends on the Investment Divisions You select. Investment-related charges for each Portfolio for the previous year are listed in the Table of Expenses.


PREMIUM AND OTHER TAXES


Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when You make the purchase payment.

Premium taxes, if applicable, depend on the Income Annuity You purchased and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

We reserve the right to deduct from the Income Annuity for any income taxes which we incur because of the Income Annuity. In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the Income Annuity that offset Separate Account income. If this should change, it is possible we could incur income tax with respect to the Income Annuity, and in that event we may deduct such tax from the Income Annuity. At the present time, however, we are not incurring any such income tax or making any such deductions.


FREE LOOK


You may cancel your Income Annuity within a certain time period. This is known as a "free look." We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The "free look" may also vary depending on your age and whether You purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund (i) all of your purchase payment or (ii) the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in Good Order (this means you bear the risk of any decline in the value of your Contract due to the performance of the Investment Divisions during the Free Look period).


If You do not cancel your Income Annuity during the "free-look" period, your decision to purchase the Income Annuity is irrevocable.

You do not have a "free look" if You are electing income payments in the pay-out phase of your Deferred Annuity.

                                    C-PPA-39

                              GENERAL INFORMATION
--------------------------------------------------------------------------------
ADMINISTRATION


All transactions will be processed in the manner described below.


PURCHASE PAYMENTS

Send your purchase payments, by check, cashier's check or certified check made payable to "MetLife," to your MetLife Designated Office. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler's checks. We will provide You with all necessary forms. We must have all documents in Good Order to credit your purchase payments.

We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.") If You send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to You, or there may be delay in applying the purchase payment or transaction to your Contract.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which You apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in Good Order at your MetLife Designated Office, except when they are received:

   o On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

   o   After the close of the Exchange.


In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated. If payments on your behalf are not made in a timely manner, there may be a delay in when amounts are credited.


We reserve the right to credit your initial purchase payment to You within two days after its receipt at your MetLife Designated Office . However, if You fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in Good Order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify You and give You the reasons for the delay. At that time, You will be asked whether You agree to let us keep your money until the problem is resolved. If You do not agree or we cannot reach You by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which You are a participant or member must identify You on their reports to us and tell us how your money should be allocated among the Investment Divisions and the Fixed Interest Account/Fixed Income Option.


CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. You may elect to have your income payments sent to your residence or have us deposit payments directly into your bank account. Periodically, You may receive additional information from us about the Income Annuity. Unless You inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.


PROCESSING TRANSACTIONS

We permit You to request transactions by mail and telephone. We make Internet access available to You for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.


                                    C-PPA-40

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.


BY TELEPHONE OR INTERNET

You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law or your employer. Some of the information and transactions accessible to You include:

   o   Account Balance

   o   Unit Values

   o   Current rates for the Fixed Interest Account

   o   Transfers

   o   Changes to investment strategies

   o   Changes in the allocation of future purchase payments.

Your transaction must be in Good Order and completed prior to the close of the Exchange on one of our business days if You want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at the MetLife Designated Office to be effective. If acceptable to us, requests or elections relating to Beneficiaries and Ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.


TELEPHONE AND COMPUTER SYSTEMS

Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to the MetLife Designated Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of systems.

We are not responsible or liable for:

   o any inaccuracy, error, or delay in or omission of any information You transmit or deliver to us; or

   o any loss or damage You may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.


AFTER YOUR DEATH

If we are notified of your death before any requested transaction is completed (including transactions under automated investment strategies, the minimum distribution program and the Systematic Withdrawal Program), we will cancel the request. For example, if You request a transfer or withdrawal for a date in the future under a Deferred Annuity and then


                                    C-PPA-41
die before that date, we will cancel the request. For Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. For a Deferred Annuity in the pay-out phase and Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity or Deferred Annuity in the pay-out phase so provides. Or, depending on your Income Annuity's or annuitized Deferred Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.


ABANDONED PROPERTY REQUIREMENTS

Every state has unclaimed property laws which generally declare non-ERISA ("Employee Retirement Income Security Act of 1974") annuity contracts to be abandoned after a period of inactivity of three to five years from the contract's maturity date (the latest day on which annuity payments may begin under the Contract) or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, We are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary of the Contract Owner last resided, as shown on Our books and records, or to Our state of domicile. (Escheatment is the formal, legal name of this process.) However, the state is obligated to pay the death benefit (without interest) if Your beneficiary steps forward to claim it with the proper documentation. To prevent Your Contract's proceeds from being paid to the state abandoned or unclaimed property office, it is important that You update Your beneficiary designations, including addresses, if and as they change. Please call 1-800-638-7732 to make such changes.


MISSTATEMENT

We may require proof of age of the annuitant, owner, or beneficiary before making any payments under this Contract that are measured by the annuitant's, owner's, or beneficiary's life. If the age of the annuitant, owner, or beneficiary has been misstated, the amount payable will be the amount that the Account Balance would have provided at the correct age.

Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in any other manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we are required to pay interest on any under payments.


CYBERSECURITY

Our variable annuity contract business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Portfolios and the firms involved in the distribution and sale of our variable annuity contracts). For example, many routine operations, such as processing Your requests and elections and day-to-day record keeping, are all executed through computer networks and systems. We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on MetLife and the Separate Account, as well as you and Your Contracts. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets. Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of contract transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate Accumulation Unit Values; cause the release and possible destruction of your confidential information or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.


THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from You. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent You


                                    C-PPA-42
designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.


VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value for each Investment Division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give You 30 days notice.

When You request a transaction, we will process the transaction on the basis of the Accumulation Unit Value or Annuity Unit Value next determined after receipt of a purchase payment or transfer request. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if You request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units You receive on the next available Annuity Unit Value.

We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:


   o rules of the SEC so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

   o   during any other period when the SEC by order so permits.



ADVERTISING PERFORMANCE



We periodically advertise the performance of the Investment Divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results. We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return" or some combination of these terms.


YIELD is the net income generated by an investment in a particular Investment Division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of Early Withdrawal Charges. Early Withdrawal Charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable Early Withdrawal Charges since the Investment Division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These presentations for the Income Annuities reflect a 3% benchmark AIR. These figures also assume a steady annual rate of return.


For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the Investment Divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund, , and American Funds(R) Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities or Income Annuities had been introduced as of the Portfolio inception date.


We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio


                                    C-PPA-43
inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.

We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

We may state performance for the Investment Divisions of the Income Annuity which reflect deduction of the Separate Account charge and investment-related charge, if accompanied by the annualized change in Annuity Unit Value.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable (rather than the maximum) insurance-related charge, as well as the Annuity Unit Values and the investment-related charge.

We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical Annuity Unit Values.

We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and the average of investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge (rather than the maximum), as well as the Annuity Unit Values and the investment-related charge.

An illustration should not be relied upon as a guarantee of future results.

Historical performance information should not be relied on as a guarantee of future performance results.

Past performance is no guarantee of future results.

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and Early Withdrawal Charges.


CHANGES TO YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

   o   To operate the Separate Account in any form permitted by law.

   o To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations transactions permitted.

   o To transfer any assets in an Investment Division to another Investment Division, or to one or more separate accounts, or to our general account, or to add, combine or remove Investment Divisions in the Separate Account.

   o To substitute for the Portfolio shares in any Investment Division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.


                                    C-PPA-44

   o To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.

   o To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an Investment Division in which You have a balance or an allocation, we will notify You of the change. You may then make a new choice of Investment Divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes. We will notify you of any changes to the Separate Account.


VOTING RIGHTS



Based on our current view of applicable law, You have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Met Investors Fund or American Funds(R) proposals that are subject to a shareholder vote. Therefore, You are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.


We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding Investment Divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You are entitled to give instructions regarding the votes attributable to your Deferred Annuity or Income Annuity in your sole discretion. Under the unallocated Keogh Deferred Annuity, participants may instruct You to give us instructions regarding shares deemed attributable to their contributions to the Deferred Annuity. Under the unallocated Keogh Deferred Annuity, we will provide You with the number of copies of voting instruction soliciting materials that You request so that You may furnish such materials to participants who may give You voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.


There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of contract owners or annuitants may control the outcome of a vote. Shares of the Metropolitan Fund, Met Investors Fund or American Funds(R) that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:


The shares for which voting instructions are received, and

The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.


WHO SELLS THE DEFERRED ANNUITIES AND INCOME ANNUITIES

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other Variable Annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities and Income Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities and Income Annuities, including our affiliated broker-dealers). MLIDC does not retain any fees under the Deferred Annuities and Income Annuities.


MLIDC's principal executive offices are located at 1095 Avenue of the Americas, New York, NY 10036. MLIDC is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as well as the securities commissions in the states in which it operates, and is a member of the Financial Regulatory Industry Authority ("FINRA"). FINRA provides background information about broker-dealers and their



                                    C-PPA-45
registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

The Deferred Annuities are sold through MetLife licensed sales representatives who are associates with our affiliated broker-dealer MetLife Securities, Inc. ("MSI"), which is paid compensation for promotion and sale for the Deferred Annuities. MSI is registered with the SEC as a broker-dealer under the Exchange Act and is also a member of FINRA. The Deferred Annuities may also be sold through other registered broker dealers. The Deferred Annuities may also be sold through the mail, the Internet or by telephone.

On February 29, 2016, MetLife, Inc. and Massachusetts Mutual Life Insurance Company (MassMutual) announced they have entered into a definitive agreement for the acquisition by MassMutual of MetLife Securities. The transaction is expected to close by mid-2016, and is subject to certain closing conditions, including regulatory approval. As a result of the transaction, MSI will no longer be affiliated with Metropolitan Life Insurance Company.


There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the charges and deductions under the Deferred Annuities. Our sales representatives must meet a minimum level of sales production in order to maintain their agent status with us. Sales representatives can meet the minimum level of sales production through sales of proprietary and/or non-proprietary products. (Proprietary products are those issued by us or our affiliates.) However, sales representatives can meet a lower alternative minimum level of sales production if the sales representative focuses on sales of proprietary products. Therefore, a sales representative may have an incentive to favor the sale of proprietary products. Moreover, because the managers who supervise the representatives receive a higher level of compensation based on sales of proprietary products, these sales managers have an incentive to promote the sale of proprietary products.

Our sales representatives receive cash payments for the products they sell and service based upon a `gross dealer concession' model. With respect to the Deferred Annuities, the gross dealer concession ranges from 0% to 6% and 0.15% of the Account Balance each year that the Contract is in force for servicing the Contract. Gross dealer concession may also be credited when the Contract is annuitized. The amount of gross dealer concession credited upon annuitization depends on several factors, including the number of years the Contract has been in force.

A sales representative is entitled to part or all of the gross dealer concession. The percentage to which the representative is entitled is determined by a sliding-scale formula that takes into account the total amount of proprietary and non-proprietary products sold and serviced by the representative.

Our sales representatives and their managers may be eligible for additional cash compensation, such as bonuses and expense allowances (that may be tied to sales of specific products), equity awards (such as stock options), training allowances, supplemental compensation, product level add-ons controlled at the local and company levels, financing arrangements, special loan repayment options, marketing support, medical and other insurance benefits, and retirement benefits and other benefits. Since some of this additional compensation, in particular, life insurance, disability and retirement benefits is based primarily on the amount of proprietary products sold, our sales representatives and their managers have an incentive to favor the sale of proprietary products. Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises. The business unit responsible for the operation of our distribution system is also eligible to receive an amount of compensation.

Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.

MLIDC also pays compensation for the sale of Contracts by unaffiliated broker-dealers. The compensation paid to unaffiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred annuities are sold.) Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and


                                    C-PPA-46
non-cash compensation and other benefits. Sales representatives of these selling firms may also receive non-cash compensation pursuant to their firm's guidelines directly from us or the distributor. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. An unaffiliated broker-dealer or sales representative of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to different compensation rates. Ask your sales representative for further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.



FINANCIAL STATEMENTS


Our financial statements and the financial statements of the Separate Account have been included in the SAI.


YOUR SPOUSE'S RIGHTS


If You received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and You are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax adviser or attorney.

Any reference to "spouse" includes those persons who are married under state law, regardless of sex.


WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from You for 36 consecutive months and your Account Balance is less than $2,000, except for the unallocated Keogh Deferred Annuity. We may only cancel the unallocated Keogh Deferred Annuity if we do not receive purchase payments from You for 12 consecutive months and your Account Balance is less than $15,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we cancel a Deferred Annuity issued in New York, we will return the full Account Balance. In all other cases, You will receive an amount equal to what You would have received if You had requested a total withdrawal of your Account Balance. Early Withdrawal Charges may apply. Certain Deferred Annuities do not contain these cancellation provisions.

We will not terminate any Contract that includes a guaranteed death benefit if at the time the termination would otherwise occur the guaranteed amount under any death benefit is greater than the Account Balance. For all other Contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. We will not exercise this provision under Contracts issued in New York. However, if your plan determines to terminate the Contract at a time when You have a guaranteed amount under any death benefit that is greater than the Account Balance, You forfeit any guaranteed amount You have accrued under the death benefit upon termination of the Contract.



                                  INCOME TAXES
--------------------------------------------------------------------------------
INTRODUCTION



The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Code and the provisions of the Code that govern the Contract are complex and subject to change. The applicability of Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect You and your Contract. Nor does this discussion address other Federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment in the Contract. As a result, You should always consult a tax adviser for complete information and advice applicable to your individual situation.



                                    C-PPA-47

We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA.


We do not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

Any Code reference to "spouse" includes those persons who are married spouses under state law, regardless of sex.


NON-QUALIFIED ANNUITY CONTRACTS


This discussion assumes the Contract is an annuity Contract for Federal income tax purposes, that is not held in a tax qualified plan. Tax qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities ("TSA"), 408 or "IRAs" (including SEP and SIMPLE
IRAs), 408A or "Roth IRAs" or 457(b) or governmental 457(b) plans. Contracts owned through such plans are referred to below as "qualified" contracts.



ACCUMULATION


Generally, an owner of a non-qualified annuity Contract is not taxed on increases in the value of the Contract until there is a distribution from the Contract, i.e., surrender, partial withdrawal, income payments or commutation. This deferral of taxation on accumulated value in the Contract is limited to Contracts owned by or held for the benefit of "natural persons." A Contract will be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as an agent for the exclusive benefit of a natural person.

In contrast, a Contract owned by other than a "natural person," such as a corporation, partnership, trust or other entity, will be taxed currently on the increase in accumulated value in the Contract in the year earned. Note that in this regard, an employer which is the owner of an annuity Contract under a non-qualified deferred compensation arrangement for its employees, or otherwise is considered a non-natural owner and any annual increase in the Account Balance will be subject to current income taxation.


SURRENDERS OR WITHDRAWALS - EARLY DISTRIBUTION


If You take a withdrawal from your Contract, or surrender your Contract prior to the date You commence taking annuity or "income" payments (the "Annuity Starting Date"), the amount You receive will be treated first as coming from earnings, if any, (and thus subject to income tax) and then from your purchase payments (which are not subject to income tax). If the accumulated value is less than your purchase payments upon surrender of your Contract, You might be able to claim any unrecovered purchase payments on your Federal income tax return as a miscellaneous itemized deduction.

The portion of any withdrawal from an annuity Contract that is subject to income tax will also be subject to a 10% Federal income tax penalty for "early" distribution if such withdrawal is taken prior to You reaching age 59 1/2, unless it was made:


   (a)        on account of your death or disability,

   (b) as part of a series of substantially equal periodic payments payable for your life or joint lives of You and your designated beneficiary, or

   (c) under certain immediate income annuities providing for substantially equal payments made at least annually.


If You receive systematic payments that You intend to qualify for the "substantially equal periodic payments" exception noted above, any modifications (except due to death or disability) to your payment before age
59 1/2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include, but are not limited to, additional purchase payments to the Contract (including tax-free transfers or rollovers) and additional withdrawals from the Contract.


TREATMENT OF SEPARATE ACCOUNT CHARGES

It is possible that at some future date the Internal Revenue Service ("IRS") may consider that Contract charges attributable to certain guaranteed death benefits are to be treated as distributions from the Contract to pay for such


                                    C-PPA-48
non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the Contract and we do not report these as taxable income. However, if this treatment changes in the future, the charge could also be subject to a 10% Federal income tax penalty as an early distribution, as described above.

AGGREGATION


If You purchase two or more deferred annuity Contracts from MetLife (or its affiliates) during the same calendar year, the law requires that all such Contracts must be treated as a single Contract for purposes of determining whether any payments not received as an annuity (e.g., withdrawals) will be includible in income. Aggregation could affect the amount of a withdrawal that is taxable and subject to the 10% Federal income tax penalty described above. Since the IRS may require aggregation in other circumstances as well, You should consult a tax adviser if You are purchasing more than one annuity Contract from the same insurance company in a single calendar year. Aggregation does not affect distributions paid in the form of an annuity (See "Taxation of Payments in Annuity Form" below).


EXCHANGES/TRANSFERS


The annuity Contract may be exchanged in whole or in part for another annuity contract or a long-term care insurance policy. The partial exchange of an annuity contract may be a tax-free transaction provided that, among other prescribed IRS conditions, no amounts are distributed from either contract involved in the exchange for 180 days following the date of the exchange - other than annuity payments made for life, joint lives, or for a term of 10 years or more. Otherwise, a withdrawal or "deemed" distribution may be includible in your taxable income (plus a 10% Federal income tax penalty) to the extent that the accumulated value of your annuity exceeds your investment in the Contract (your "gain"). Some of the ramifications of a partial exchange remain unclear. If the annuity Contract is exchanged in part for an additional annuity contract, a distribution from either contract may be taxable to the extent of the combined gain attributable to both contracts, or only to the extent of your gain in the contract from which the distribution is paid. It is not clear whether this guidance applies to a partial exchange involving long-term care contracts. Consult your tax adviser prior to a partial exchange.


A transfer of ownership of the Contract, or the designation of an annuitant or other beneficiary who is not also the Contract owner, may result in income or gift tax consequences to the Contract owner. You should consult your tax adviser if You are considering such a transfer or assignment.


DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the Contract owner (under the rules for withdrawals or income payments, whichever is applicable).


After your death, any death benefit determined under the Contract must be distributed according to certain rules. The method of distribution that is required depends on whether You die before or after the Annuity Starting Date.

If You die on or after the Annuity Starting Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

If You die before the Annuity Starting Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin within one year of your death) and the beneficiary must be a natural person.

Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the owner.

For Contracts owned by a non-natural person, the required distribution rules apply upon the death of the annuitant. If there is more than one annuitant of a Contract held by a non-natural person, then such required distributions will be triggered by the death of the first co-annuitant.

INVESTOR CONTROL

In certain circumstances, owners of Variable Annuity non-qualified contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of Portfolios available and the flexibility of the Contract owner to allocate purchase payments and transfer amounts among the Portfolios have not been addressed in public rulings. While we believe that



                                    C-PPA-49
the Contract does not give the Contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract owner from being treated as the owner of the Separate Account assets supporting the Contract.



TAXATION OF PAYMENTS IN ANNUITY FORM



Payments received from the Contract in the form of an annuity, are taxable as ordinary income to the extent they exceed the portion of the payment determined by applying the exclusion ratio to the entire payment. The exclusion ratio is determined at the time the Contract is annuitized (i.e., the accumulated value is converted to an annuity form of distribution). Generally, the applicable exclusion ratio is your investment in the Contract divided by the total payments You expect to receive based on IRS factors, such as the form of annuity and mortality. The excludable portion of each annuity payment is the return of investment in the Contract and it is excludable from your taxable income until your investment in the Contract is fully recovered. We will make this calculation for You. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified Contract is an amount greater - or less -- than the taxable amount determined by us and reported by us to You and the IRS.

Once You have recovered the investment in the Contract, further annuity payments are fully taxable.

If You die before your investment in the Contract is fully recovered, the balance of your investment may be deducted on your last tax return, or if annuity payments continue after your death, the balance may be recovered by your beneficiary.

The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between a fixed annuity option and variable investment options, as well as transfers between investment options after the Annuity Starting Date.

Once annuity payments have commenced, You may not be able to transfer to another non-qualified annuity contract as part of a long-term care contract a tax-free exchange.


If the Contract allows, You may elect to convert less than the full value of your Contract to an annuity form of pay-out (i.e., "partial annuitization.") In this case, your investment in the Contract will be pro-rated between the annuitized portion of the Contract and the deferred portion. An exclusion ratio will apply to the annuity payments as described above, provided the annuity form You elect is payable for at least 10 years or for the life of one or more individuals.

3.8% TAX ON NET INVESTMENT INCOME

   (1)   Federal tax law imposes a 3.8% Medicare tax on the lesser of:

   (2) the taxpayer's "net investment income," (from non-qualified annuities, interest, dividends, and other investments, offset by specified allowable deductions), or the taxpayer's modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 otherwise).

"Net investment income" in Item 1 above does not include distributions from tax qualified plans, (i.e., arrangements described in Code Sections 401(a), 403(a), 403(b), 408, 408A or 457(b), but such income will increase modified adjusted gross income in Item 2 above.

You should consult your tax adviser regarding the applicability of this tax to income under your annuity Contract.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 2011 (the "2011 PR Code") taxes distributions from non-qualified annuity contracts differently than in the U.S.

Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 PR Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis.

The amount of income on annuity distributions in annuity form (payable over your lifetime) is also calculated differently under the 2011 PR Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the IRS issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income


                                    C-PPA-50
from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences.

You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution, particularly a partial distribution or election to annuitize if You are a resident of Puerto Rico.



QUALIFIED ANNUITY CONTRACTS


INTRODUCTION

The Contract may be purchased through certain types of retirement plans that receive favorable treatment under the Code ("tax qualified plans"). Tax-qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities ("TSA"), 408 or "IRAs" (including SEP and SIMPLE IRAs), 408A or "Roth IRAs" or 457 (b) or 457(b) governmental plans. Extensive special tax rules apply to qualified plans and to the annuity Contracts used in connection with these plans. Therefore, the following discussion provides only general information about the use of the Contract with the various types of qualified plans. Adverse tax consequences may result if You do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the Contract.

We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.

All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.

A Contract may also be available in connection with an employer's non-qualified deferred compensation Plan and qualified governmental excess benefit arrangement to provide benefits to certain employees in the plan. The tax rules regarding these plans are complex. We do not provide tax advice. Please consult your tax adviser about your particular situation.

ACCUMULATION


The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that You may claim for that contribution under qualified plans are limited under the Code. See the SAI for a description of qualified plan types and annual current contribution limitations which are subject to change from year-to-year.

Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a "before tax" basis entitle You to a tax deduction or are not subject to current income tax. Purchase payments made on an "after tax" basis do not reduce your taxable income or give You a tax deduction. Contributions may also consist of transfers or rollovers as described below and are not subject to the annual limitations on contributions.


The Contract will accept as a single purchase payment a transfer or rollover from another IRA or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plan.) It will also accept a rollover or transfer from a SIMPLE IRA after the taxpayer has participated in such arrangement for at least two years. As part of the single purchase payment, the IRA Contract will also accept an IRA contribution subject to the Code limits for the year of purchase.

For income annuities established as "pay-outs" of SIMPLE IRAs, the Contract will only accept a single purchase payment consisting of a transfer or rollover from another SIMPLE IRA. For income annuities established in accordance with a distribution option under a retirement plan of an employer (e.g., 401(a), 401(k), 403(a), 403(b) or 457(b) plan), the Contract will only accept as its single purchase payment a transfer from such employer retirement plan.

TAXATION OF ANNUITY DISTRIBUTIONS

                                    C-PPA-51

If contributions are made on a "before tax" basis, You generally pay income taxes on the full amount of money You receive under the Contract. Withdrawals attributable to any after-tax contributions are basis in the Contract and not subject to income tax (except for the portion of the withdrawal allocable to earnings, if any).

Under current Federal income tax rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

If You meet certain requirements, your Roth IRA, Roth 403(b) and Roth 401(k) earnings can be received free of Federal income taxes.

With respect to IRA Contracts, we will withhold a portion of the taxable amount of your withdrawal for income taxes, unless You elect otherwise. The amount we will withhold is determined by the Code.


WITHDRAWALS PRIOR TO AGE 59 1/2


A taxable withdrawal from a qualified plan which is subject to income tax may also be subject to a 10% Federal income tax penalty for "early" distribution if taken prior to age 59 1/2, unless an exception described below applies. The penalty rate is 25% for SIMPLE plan Contracts if the withdrawal occurs within the first 2 years of your participation in the plan.

These exceptions include withdrawals made:


   (a)        on account of your death or disability, or

   (b) as part of a series of substantially equal periodic payments payable for your life or joint lives of You and your designated beneficiary and You are separated from employment.


If You receive systematic payments that You intend to qualify for the "substantially equal periodic payments" exception noted above, any modifications (except due to death or disability) to your payment before age
59 1/2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include, but are not limited to, additional purchase payments (including tax-free transfers or rollovers) and additional withdrawals from the Contract.

In addition to death, disability and as part of a series of substantially equal periodic payments as indicated above, a withdrawal or distribution from an IRA (including SEPs and SIMPLEs and Roth IRAs) will avoid the penalty (1) if the distribution is to pay deductible medical expenses; (2) if the distribution is to pay IRS levies (and made after December 31, 1999); (3) if the distribution is used to pay for medical insurance (if You are unemployed), qualified higher education expenses, or for a qualified first time home purchase up to $10,000. Other exceptions may be applicable under certain circumstances and special rules apply or may become applicable in connection with the exceptions enumerated above.


In addition to death, disability and as part of a series of substantially equal periodic payments as indicated above, a withdrawal or distribution from an IRA (including SEPs and SIMPLEs and Roth IRAs) will avoid the penalty (1) if the distribution is to pay deductible medical expenses; (2) if the distribution is to pay IRS levies (and made after December 31, 1999); (3) if the distribution is used to pay for medical insurance (if You are unemployed), qualified higher education expenses, or for a qualified first time home purchase up to $10,000. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.

ROLLOVERS

Your Contract is non-forfeitable (i.e., not subject to the claims of your creditors) and non-transferable (i.e., You may not transfer it to someone else).

Nevertheless, Contracts held in certain employer plans subject to ERISA may be transferred in part pursuant to a QDRO.

Under certain circumstances, You may be able to transfer amounts distributed from your Contract to another eligible retirement plan or IRA.


Generally, a distribution may be eligible for rollover, but certain types of distributions cannot be rolled over, such as distributions received on account of:

   (a)        minimum distribution requirements,


                                    C-PPA-52

   (b)        financial hardship, or

   (c)        for a period of ten or more years or for life.


20% WITHHOLDING ON ELIGIBLE ROLLOVER DISTRIBUTIONS


For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. The amount we withhold is determined by the Code. You may avoid withholding if You directly transfer a withdrawal from this Contract to another qualified plan or IRA. Similarly, You may be able to avoid withholding on a transfer into this Contract from an existing qualified plan You may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not "eligible rollover distributions," the Code imposes different withholding rules to determine the withholding percentage.


DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the Contract owner or plan participant (under the rules for withdrawals or income payments, whichever is applicable).


Distributions required from a qualified annuity Contract following your death depend on whether You die before You had converted your Contract to an annuity form and started taking annuity payments (your Annuity Starting Date).

If You die on or after your Annuity Starting Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

If You die before your Annuity Starting Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin within one year of your death).

Your designated beneficiary is the person to whom benefit rights under the Contract pass by reason of death; the beneficiary must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.

If the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the owner. If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which You would have reached age 70 1/2.

Alternatively, your spouse may be able to rollover the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan or he or she may elect to rollover the death proceeds into his or her own IRA.


If your beneficiary is not your spouse and your plan and Contract permit, your beneficiary may be able to rollover the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse beneficiary may not treat the inherited IRA as his or her own IRA.

Additionally, for Contracts issued in connection with qualified plans subject to ERISA, the spouse or ex-spouse of the owner may have rights in the Contract. In such a case, the owner may need the consent of the spouse or ex-spouse to change annuity options or make a withdrawal from the Contract.


REQUIRED MINIMUM DISTRIBUTIONS


Generally, You must begin receiving amounts from Your retirement plan by April 1 following the latter of:


   (a)        the calendar year in which You reach age 70 1/2, or

   (b) the calendar year You retire, provided You do not own more than 5% of your employer.

For IRAs (including SEPs and SIMPLEs), You must begin receiving withdrawals by April 1 of the year after You reach age 70 1/2 even if You have not retired.


A tax penalty of 50% applies to the shortfall of any required minimum distributions You fail to receive.


You may not satisfy minimum distributions for one employer's qualified plan (i.e., 401(a), 403(a), 457(b)) with distributions from another qualified plan of the same or a different employer. However, an aggregation rule does apply in the case of IRAs (including SEPs and SIMPLEs). The minimum required distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of your IRAs/SEPs.


                                    C-PPA-53

Complex rules apply to the calculation of these withdrawals. In general, income tax regulations permit income payments to increase based not only with respect to the investment experience of the Portfolios but also with respect to actuarial gains.

The regulations also require that the value of benefits under a deferred annuity including certain death benefits in excess of Contract value must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. We will provide You with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult your own tax adviser as to how these rules affect your own distribution under this rule.

If You intend to receive your minimum distributions which are payable over the joint lives of You and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of You and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. You should consult your own tax adviser as to how these rules affect your own Contract.


Required minimum distribution rules that apply to other types of IRAs while You are alive do not apply to Roth IRAs. However, in general, the IRA post-death rules with respect to minimum distributions do apply to beneficiaries of Roth IRAs.



ADDITIONAL INFORMATION REGARDING IRAS

PURCHASE PAYMENTS

Traditional IRA purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after You attain age 70 1/2. Except for permissible rollovers and direct transfers, purchase payments for individuals are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions. Individuals age 50 and older are permitted to make additional "catch-up" contributions if they have sufficient compensation. If You or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited. If You exceed purchase payment limits You may be subject to a tax penalty.

Roth IRA purchase payments for individuals are non-deductible (made on an "after tax" basis) and are limited to the lesser of 100% of compensation or the annual deductible IRA amount. Individuals age 50 and older can make an additional "catch-up" purchase payment each year (assuming the individual has sufficient compensation). You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. You can contribute to a Roth IRA after age 70 1/2. If You exceed purchase payment limits, You may be subject to a tax penalty.

WITHDRAWALS

If and to the extent that Traditional IRA purchase payments are made on an "after tax" basis, withdrawals would be included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based upon the ratio of all non-deductible purchase payments to the total value of all your Traditional IRAs (including SEP IRAs and SIMPLE IRAs). We withhold a portion of the amount of your withdrawal for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code.

Generally, withdrawal of earnings from Roth IRAs are free from Federal income tax if (1) they are made at least five taxable years after your first purchase payment to a Roth IRA; and (2) they are made on or after the date You reach age 59 1/2 and upon your death, disability or qualified first-home purchase (up to $10,000). Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. We may be required to withhold a portion of your withdrawal for income taxes, unless You elect otherwise. The amount will be determined by the Code.

CONVERSION

Traditional IRAs may be converted to Roth IRAs. Except to the extent You have non-deductible contributions, the amount converted from an existing Traditional IRA into a Roth IRA is taxable. Generally, the 10% Federal income tax penalty does not apply. However, the taxable amount to be converted must be based on the fair market value of the entire annuity contract being converted into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the Account Balance; as well as adding back certain loads and charges incurred during the prior twelve month period. Your


                                    C-PPA-54

Contract may include such benefits and applicable charges. Accordingly, if You are considering such conversion of your annuity Contract, please consult your tax adviser. The taxable amount may exceed the Account Balance at the date of conversion.

A Roth IRA Contract may also be re-characterized as a Traditional IRA, if certain conditions are met. Please consult your tax adviser.

DISTINCTION FOR PUERTO RICO CODE

An annuity Contract may be purchased by an employer for an employee under a qualified pension, profit sharing, stock bonus, annuity, or a "cash or deferred" arrangement plan established pursuant to Section 1081.01 of the 2011 PR Code. To be tax qualified under the 2011 PR Code, a plan must comply with the requirements of Section 1081.01(a) of the 2011 PR Code which includes certain participation requirements, among other requirements. A trust created to hold assets for a qualified plan is exempt from tax on its investment income.

CONTRIBUTIONS

The employer is entitled to a current income tax deduction for contributions made to a qualified plan, subject to statutory limitations on the amount that may be contributed each year. The plan contributions by the employer are not required to be included in the current income of the employee.

DISTRIBUTIONS

Any amount received or made available to the employee under the qualified plan is includible in the gross income of the employee in the taxable year in which received or made available. In such case, the amount paid or contributed by the employer shall not constitute consideration paid by the employee for the Contract for purposes of determining the amount of annuity payments required to be included in the employee's gross income. Thus, amounts actually distributed or made available to any employee under the qualified plan will be included in their entirety in the employee's gross income. The value of accrued benefits in a qualified retirement plan with respect to which the special 8% tax under Puerto Rico Act No. 77-2014 was prepaid will be considered as part of the participant's tax basis in his retirement plan account. Thus, any distributions attributable to the benefits for which such taxes were prepaid will not be subject to income taxes when the same are subsequently received by the participant. However, the investment income and the appreciation in value, if any, accrued on the benefits with respect to which the special tax was prepaid, will be taxed as provided by the tax rules in effect at the time of distribution. Lump-sum proceeds from a Puerto Rico qualified retirement plan due to separation from service will generally be taxed at a 20% capital gain tax rate to be withheld at the source. A special rate of 10% may apply instead, if the plan satisfies the following requirements:

   (1) the plan's trust is organized under the laws of Puerto Rico, or has a Puerto Rico resident trustee and uses such trustee as paying agent; and

   (2) 10% of all plan's trust assets (calculated based on the average balance of the investments of the trust) attributable to participants who are Puerto Rico residents must be invested in "property located in Puerto Rico" for a three-year period.

If these two requirements are not satisfied, the distribution will generally be subject to the 20% tax rate. The three-year period includes the year of the distribution and the two immediately preceding years. In the case of a defined contribution plan that maintains separate accounts for each participant, the described 10% investment requirement may be satisfied in the accounts of a participant that chooses to invest in such fashion rather than at the trust level. Property located in Puerto Rico includes shares of stock of a Puerto Rico registered investment company, fixed or variable annuities issued by a domestic insurance company or by a foreign insurance corporation that derives more than 80% of its gross income from sources within Puerto Rico and bank deposits. The PR 2011 Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.


You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution of You are a resident of Puerto Rico.


ROLLOVER

Deferral of the recognition of income continues upon the receipt of a distribution by a participant from a qualified plan, if the distribution is contributed to another qualified retirement plan or traditional individual retirement account for the employee's benefit no later than sixty (60) days after the distribution.


                                    C-PPA-55

ERISA CONSIDERATIONS


In the context of a Puerto Rico qualified retirement plan trust, the IRS has held that the transfer of assets and liabilities from a qualified retirement plan trust under the Code to that type of plan would generally be treated as a distribution includible in gross income for U.S. income tax purposes even if the Puerto Rico retirement plan is a plan described in ERISA Section 1022(i)(1). By contrast, a transfer from a qualified retirement plan trust under the Code to a Puerto Rico qualified retirement plan trust that has made an election under ERISA Section 1022(i)(2) is not treated as a distribution from the transferor plan for U.S. income tax purposes because a Puerto Rico retirement plan that has made an election under ERISA Section 1022(i)(2) is treated as a qualified retirement plan for purposes Code Section 401(a). The IRS has determined that the above described rules prescribing the inclusion in income of transfers of assets and liabilities to a Puerto Rico retirement plan trust described in ERISA Section 1022(i)(1) would be applicable to transfers taking effect after December 31, 2012. Notwithstanding the above, the IRS has recently held that a Puerto Rico retirement plan described in ERISA Section 1022(i)(1) may participate in a 81-100 group trust because it permits said plan to diversify its investments without adverse tax consequences to the group trust or its investors.

Similar to the IRS in Revenue Ruling 2013-17, the U.S. Department of Labor issued DOL Technical Release No. 2013-04 on September 18, 2013, providing that, where the Secretary of Labor has authority to regulate with respect to the provisions of ERISA dealing with the use of the term "spouse" spouse will be read to refer to any individuals who are lawfully married under any state law, including same-sex spouses, and without regard to whether their state of domicile recognizes same-sex marriage. Thus, for ERISA purposes as well as Federal tax purposes, an employee benefit plan participant who marries a person of the same sex in a jurisdiction that recognizes same-sex marriage will continue to be treated as married even if the couple moves to a jurisdiction that does not recognize same-sex marriage.




                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and Federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.


                                    C-PPA-56

                                   APPENDIX A
--------------------------------------------------------------------------------
                               PREMIUM TAX TABLE


If You are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.


                                          NON-QUALIFIED
                            QUALIFIED       DEFERRED
                            DEFERRED        ANNUITIES
                           AND INCOME      AND INCOME
                            ANNUITIES       ANNUITIES
                          ------------   --------------
California(1)..........      0.5%            2.35%
Florida(2).............      1.0%             1.0%
Maine(3)...............      0.0%             2.0%
Nevada(4)..............      0.0%             3.5%
Puerto Rico(5).........      1.0%             1.0%
South Dakota(6)........      0.0%            1.25%
West Virginia..........      1.0%             1.0%
Wyoming(4).............      0.0%             1.0%

------------
1  California applies the qualified tax rate to plans that qualify under the following Code Sections: 401(a), 403(b), 404, 408(b), and 501(a).
2  Annuity premiums are exempt from taxation provided the tax savings are passed back to the contract holders. Otherwise, they are taxable at 1%. 3 Maine applies the qualified tax rate to plans that qualify under the following Code Sections: 401, 403, 403(b), 404, 408, 457 and 501.
4  Nevada and Wyoming apply the qualified tax rate to plans that qualify under the following Code Sections: 401, 403, 404, 408, 457 and 501.
5 We will no deduct premium taxes paid by us to Puerto Rico from purchase payments, Account Balances, withdrawals, death benefits or income payments.
6 Special rate applies for large case annuity policies. Rate is 8/100 of 1% for that portion of the annuity considerations received on a contract exceeding $500,000 annually. Special rate on large case policies is not subject to retaliation. South Dakota applies the qualified tax rate to plans that qualify under the following Code Sections: 401, 403(b), 404, 408, 457, and 501(a).

                                    C-PPA-57

                                   APPENDIX B
--------------------------------------------------------------------------------
                     ACCUMULATION UNIT VALUES (IN DOLLARS)


This table shows fluctuations in the Accumulation Unit Values for each Investment Division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).



                                                                                                                     NUMBER OF
                                                                                        BEGINNING OF                  ACCUMULATION
                                                                                            YEAR        END OF YEAR   UNITS END OF
0.95 SEPARATE ACCOUNT CHARGE                                                            ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                              YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
------------------------------------------------------------------------------- ------ -------------- -------------- -------------
American Funds Global Small Capitalization Investment Division (Class 2)....... 2006    24.98          30.70               743
                                                                                2007    30.70          36.92               869
                                                                                2008    36.92          17.00               820
                                                                                2009    17.00          27.16               861
                                                                                2010    27.16          32.94               838
                                                                                2011    32.94          26.38               712
                                                                                2012    26.38          30.88               662
                                                                                2013    30.88          39.25               608
                                                                                2014    39.25          39.70               562
                                                                                2015    39.70          39.44               518
American Funds Growth Investment Division (Class 2)............................ 2006   162.02         176.90               259
                                                                                2007   176.90         196.86               274
                                                                                2008   196.86         109.26               286
                                                                                2009   109.26         150.89               304
                                                                                2010   150.89         177.40               304
                                                                                2011   177.40         168.23               285
                                                                                2012   168.23         196.45               257
                                                                                2013   196.45         253.20               239
                                                                                2014   253.20         272.16               217
                                                                                2015   272.16         288.09               196
American Funds Growth-Income Investment Division (Class 2)..................... 2006   112.67         128.59               317
                                                                                2007   128.59         133.79               340
                                                                                2008   133.79          82.37               337
                                                                                2009    82.37         107.09               328
                                                                                2010   107.09         118.21               311
                                                                                2011   118.21         114.96               290
                                                                                2012   114.96         133.78               271
                                                                                2013   133.78         176.93               248
                                                                                2014   176.93         193.91               235
                                                                                2015   193.91         194.88               209
Baillie Gifford International Stock Investment Division (Class A).............. 2006    18.83          21.73             1,262
                                                                                2007    21.73          23.75             1,095
                                                                                2008    23.75          13.14             1,021
                                                                                2009    13.14          15.91               971
                                                                                2010    15.91          16.90               852
                                                                                2011    16.90          13.41               672
                                                                                2012    13.41          15.88               585
                                                                                2013    15.88          18.17               521
                                                                                2014    18.17          17.44               465
                                                                                2015    17.44          16.94               415
Barclays Aggregate Bond Index Investment Division (Class A).................... 2006    13.57          14.00             1,651
                                                                                2007    14.00          14.82             1,753
                                                                                2008    14.82          15.56             1,497
                                                                                2009    15.56          16.21             1,549
                                                                                2010    16.21          17.03             1,540
                                                                                2011    17.03          18.14             1,425
                                                                                2012    18.14          18.67             1,478
                                                                                2013    18.67          18.06             1,427
                                                                                2014    18.06          18.93             1,410
                                                                                2015    18.93          18.80             1,266
BlackRock Bond Income Investment Division (Class A)............................ 2006    47.99          49.64               435
                                                                                2007    49.64          52.26               448
                                                                                2008    52.26          49.99               394
                                                                                2009    49.99          54.21               367
                                                                                2010    54.21          58.18               355
                                                                                2011    58.18          61.42               309
                                                                                2012    61.42          65.44               287
                                                                                2013    65.44          64.32               257
                                                                                2014    64.32          68.24               247
                                                                                2015    68.24          67.99               224


                                    C-PPA-58

                                            0.95 SEPARATE ACCOUNT CHARGE (CONTINUED)
                                                                                                                     NUMBER OF
                                                                                      BEGINNING OF                  ACCUMULATION
                                                                                          YEAR        END OF YEAR   UNITS END OF
                                                                                      ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                            YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
----------------------------------------------------------------------------- ------ -------------- -------------- -------------
BlackRock Capital Appreciation Investment Division (Class A)................. 2006    11.76          12.14                 0
                                                                              2007    12.14          14.27                 1
                                                                              2008    14.27           8.97                 3
                                                                              2009     8.97          12.16                 3
                                                                              2010    12.16          14.44                 1
                                                                              2011    14.44          13.02                 0
                                                                              2012    13.02          14.75                 0
                                                                              2013    14.75          19.62                 0
                                                                              2014    19.62          21.16                 1
                                                                              2015    21.16          22.28                 1
BlackRock Large Cap Value Investment Division (Class A)...................... 2006    11.74          13.88                32
                                                                              2007    13.88          14.21                15
                                                                              2008    14.21           9.16                 5
                                                                              2009     9.16          10.09                 4
                                                                              2010    10.09          10.92                 4
                                                                              2011    10.92          11.07                 4
                                                                              2012    11.07          12.54                 4
                                                                              2013    12.54          16.40                 9
                                                                              2014    16.40          17.86                 4
                                                                              2015    17.86          16.63                 4
Clarion Global Real Estate Investment Division (Class A)..................... 2006    14.51          19.82                29
                                                                              2007    19.82          16.72                20
                                                                              2008    16.72           9.68                18
                                                                              2009     9.68          12.96                13
                                                                              2010    12.96          14.93                10
                                                                              2011    14.93          14.01                 9
                                                                              2012    14.01          17.53                10
                                                                              2013    17.53          18.02                 9
                                                                              2014    18.02          20.29                10
                                                                              2015    20.29          19.85                 7
ClearBridge Aggressive Growth Investment Division (Class A).................. 2006     8.36           8.15               353
                                                                              2007     8.15           8.28               331
                                                                              2008     8.28           5.00               318
                                                                              2009     5.00           6.62               340
                                                                              2010     6.62           8.13               336
                                                                              2011     8.13           8.34               429
                                                                              2012     8.34           9.82               452
                                                                              2013     9.82          14.20               577
                                                                              2014    14.20          16.75             1,231
                                                                              2015    16.75          15.96             1,171
ClearBridge Aggressive Growth Investment Division (Class A) (formerly
ClearBridge Aggressive Growth II Investment Division (Class A)) (4/28/2008).. 2007   247.12         304.57                 0
                                                                              2008   304.57         175.43                 1
                                                                              2009   175.43         248.88                 1
                                                                              2010   248.88         270.41                 0
                                                                              2011   270.41         248.26                 0
                                                                              2012   248.26         302.08                 1
                                                                              2013   302.08         386.36                 0
                                                                              2014   386.36         403.20                 0
ClearBridge Aggressive Growth Investment Division (Class A) (formerly Legg
Mason ClearBridge Aggressive Growth Investment Division (Class A) and
before that Legg Mason Value Equity Investment Division (Class A) and
before that MFS(R) Investors Trust Investment Division (Class A))............ 2006     9.41           9.87                59
ClearBridge Aggressive Growth Investment Division (Class A) (formerly Legg
Mason ClearBridge Aggressive Growth Investment Division (Class A) and
before that Legg Mason Value Equity Investment Division (Class A))........... 2006     9.82          10.57               100
                                                                              2007    10.57           9.87               108
                                                                              2008     9.87           4.45               118
                                                                              2009     4.45           6.08               123
                                                                              2010     6.08           6.50               134
                                                                              2011     6.50           6.92                 0
Frontier Mid Cap Growth Investment Division (Class A)........................ 2006    47.18          49.89             1,235
                                                                              2007    49.89          59.58             1,096
                                                                              2008    59.58          32.03             1,008
                                                                              2009    32.03          47.42               941
                                                                              2010    47.42          54.16               857
                                                                              2011    54.16          52.04               697
                                                                              2012    52.04          57.21               631
                                                                              2013    57.21          75.25               576
                                                                              2014    75.25          82.85               528
                                                                              2015    82.85          84.43               485


                                    C-PPA-59

                                        0.95 SEPARATE ACCOUNT CHARGE (CONTINUED)
                                                                                                              NUMBER OF
                                                                               BEGINNING OF                  ACCUMULATION
                                                                                   YEAR        END OF YEAR   UNITS END OF
                                                                               ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                     YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
---------------------------------------------------------------------- ------ -------------- -------------- -------------
Harris Oakmark International Investment Division (Class A)............ 2006   13.26          16.98                 41
                                                                       2007   16.98          16.67                 58
                                                                       2008   16.67           9.79                 46
                                                                       2009    9.79          15.07                 50
                                                                       2010   15.07          17.42                 48
                                                                       2011   17.42          14.85                 47
                                                                       2012   14.85          19.04                 48
                                                                       2013   19.04          24.68                 48
                                                                       2014   24.68          23.09                 51
                                                                       2015   23.09          21.89                 41
Invesco Mid Cap Value Investment Division (Class A)................... 2006   25.14          27.76              1,116
                                                                       2007   27.76          28.44              1,072
                                                                       2008   28.44          14.83                963
                                                                       2009   14.83          21.76                961
                                                                       2010   21.76          27.23                946
                                                                       2011   27.23          25.25                827
                                                                       2012   25.25          27.98                  0
Invesco Mid Cap Value Investment Division (Class A)................... 2012   27.85          28.75                756
                                                                       2013   28.75          37.21                657
                                                                       2014   37.21          40.53                622
                                                                       2015   40.53          36.63                551
Invesco Small Cap Growth Investment Division (Class A)................ 2006   11.68          13.18                  0
                                                                       2007   13.18          14.54                  1
                                                                       2008   14.54           8.84                  0
                                                                       2009    8.84          11.76                  1
                                                                       2010   11.76          14.73                  0
                                                                       2011   14.73          14.47                  0
                                                                       2012   14.47          16.99                  0
                                                                       2013   16.99          23.65                  0
                                                                       2014   23.65          25.34                  0
                                                                       2015   25.34          24.75                  0
Jennison Growth Investment Division (Class A)......................... 2006    5.06           5.15                416
                                                                       2007    5.15           5.70                431
                                                                       2008    5.70           3.59                460
                                                                       2009    3.59           4.98                477
                                                                       2010    4.98           5.50                475
                                                                       2011    5.50           5.48                429
                                                                       2012    5.48           6.29                611
                                                                       2013    6.29           8.53                550
                                                                       2014    8.53           9.22                514
                                                                       2015    9.22          10.12                599
Jennison Growth Investment Division (Class A) (formerly Oppenheimer
Capital Appreciation Investment Division (Class A)) (5/1/2005)........ 2006    8.93           9.54                  1
                                                                       2007    9.54          10.82                  3
                                                                       2008   10.82           5.81                  2
                                                                       2009    5.81           8.29                  3
                                                                       2010    8.29           9.00                  3
                                                                       2011    9.00           8.83                  0
                                                                       2012    8.83           9.95                  0
Loomis Sayles Small Cap Core Investment Division (Class A)............ 2006   30.16          34.86                155
                                                                       2007   34.86          38.64                179
                                                                       2008   38.64          24.54                176
                                                                       2009   24.54          31.66                183
                                                                       2010   31.66          40.00                177
                                                                       2011   40.00          39.86                174
                                                                       2012   39.86          45.23                170
                                                                       2013   45.23          63.19                179
                                                                       2014   63.19          64.95                162
                                                                       2015   64.95          63.38                146
Loomis Sayles Small Cap Growth Investment Division (Class A).......... 2006   10.36          11.29                205
                                                                       2007   11.29          11.69                186
                                                                       2008   11.69           6.81                195
                                                                       2009    6.81           8.77                186
                                                                       2010    8.77          11.44                194
                                                                       2011   11.44          11.67                215
                                                                       2012   11.67          12.86                190
                                                                       2013   12.86          18.94                245
                                                                       2014   18.94          18.99                216
                                                                       2015   18.99          19.14                194


                                    C-PPA-60

                                                                                                                     NUMBER OF
                                                                                        BEGINNING OF                  ACCUMULATION
                                                                                            YEAR        END OF YEAR   UNITS END OF
0.95 SEPARATE ACCOUNT CHARGE (CONTINUED)                                                ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                              YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
------------------------------------------------------------------------------- ------ -------------- -------------- -------------
Lord Abbett Bond Debenture Investment Division (Class A)....................... 2006   13.90          15.05                562
                                                                                2007   15.05          15.93                647
                                                                                2008   15.93          12.88                617
                                                                                2009   12.88          17.49                629
                                                                                2010   17.49          19.61                608
                                                                                2011   19.61          20.37                543
                                                                                2012   20.37          22.84                603
                                                                                2013   22.84          24.47                632
                                                                                2014   24.47          25.48                625
                                                                                2015   25.48          24.77                577
Met/Artisan Mid Cap Value Investment Division (Class A)........................ 2006   38.71          43.13                558
                                                                                2007   43.13          39.80                484
                                                                                2008   39.80          21.28                431
                                                                                2009   21.28          29.85                419
                                                                                2010   29.85          34.02                387
                                                                                2011   34.02          35.98                377
                                                                                2012   35.98          39.87                334
                                                                                2013   39.87          54.05                300
                                                                                2014   54.05          54.57                270
                                                                                2015   54.57          48.95                234
Met/Franklin Low Duration Total Return Investment Division (Class B)
(5/2/2011)..................................................................... 2011    9.98           9.79                 12
                                                                                2012    9.79          10.13                 51
                                                                                2013   10.13          10.15                190
                                                                                2014   10.15          10.16                197
                                                                                2015   10.16          10.00                175
MetLife Asset Allocation 100 Investment Division (Class A)..................... 2011   12.70          10.93                956
                                                                                2012   10.93          12.67              1,025
                                                                                2013   12.67          16.29              1,014
                                                                                2014   16.29          16.98              1,051
                                                                                2015   16.98          16.54              1,056
MetLife Asset Allocation 100 Investment Division (Class A) (formerly MetLife
Aggressive Allocation Investment Division (Class A)) (5/1/2005)................ 2006   11.20          12.87                171
                                                                                2007   12.87          13.20                336
                                                                                2008   13.20           7.80                526
                                                                                2009    7.80          10.20                723
                                                                                2010   10.20          11.71                938
                                                                                2011   11.71          12.73                  0
MetLife Asset Allocation 20 Investment Division (Class A) (5/1/2005)........... 2006   10.34          10.99                 75
                                                                                2007   10.99          11.51                297
                                                                                2008   11.51           9.79                332
                                                                                2009    9.79          11.71                380
                                                                                2010   11.71          12.80                464
                                                                                2011   12.80          13.12                490
                                                                                2012   13.12          14.23                628
                                                                                2013   14.23          14.74                447
                                                                                2014   14.74          15.29                463
                                                                                2015   15.29          15.11                407
MetLife Asset Allocation 40 Investment Division (Class A) (5/1/2005)........... 2006   10.57          11.49                223
                                                                                2007   11.49          11.96                430
                                                                                2008   11.96           9.31                529
                                                                                2009    9.31          11.44                691
                                                                                2010   11.44          12.67              1,045
                                                                                2011   12.67          12.71              1,289
                                                                                2012   12.71          14.07              1,481
                                                                                2013   14.07          15.49              1,576
                                                                                2014   15.49          16.14              1,771
                                                                                2015   16.14          15.86              1,651
MetLife Asset Allocation 60 Investment Division (Class A) (5/1/2005)........... 2006   10.79          11.99                589
                                                                                2007   11.99          12.42              1,302
                                                                                2008   12.42           8.80              1,718
                                                                                2009    8.80          11.06              2,113
                                                                                2010   11.06          12.44              2,409
                                                                                2011   12.44          12.18              2,647
                                                                                2012   12.18          13.69              3,048
                                                                                2013   13.69          16.04              3,373
                                                                                2014   16.04          16.74              3,493
                                                                                2015   16.74          16.41              3,531


                                    C-PPA-61

                                           0.95 SEPARATE ACCOUNT CHARGE (CONTINUED)
                                                                                                                   NUMBER OF
                                                                                    BEGINNING OF                  ACCUMULATION
                                                                                        YEAR        END OF YEAR   UNITS END OF
                                                                                    ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                          YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
--------------------------------------------------------------------------- ------ -------------- -------------- -------------
MetLife Asset Allocation 80 Investment Division (Class A) (5/1/2005)....... 2006   11.02          12.50                574
                                                                            2007   12.50          12.90              1,213
                                                                            2008   12.90           8.31              1,607
                                                                            2009    8.31          10.65              2,142
                                                                            2010   10.65          12.12              2,566
                                                                            2011   12.12          11.58              2,806
                                                                            2012   11.58          13.29              3,038
                                                                            2013   13.29          16.39              3,170
                                                                            2014   16.39          17.14              3,177
                                                                            2015   17.14          16.72              3,232
MetLife Mid Cap Stock Index Investment Division (Class A).................. 2006   14.99          16.35              1,291
                                                                            2007   16.35          17.46              1,299
                                                                            2008   17.46          11.04              1,269
                                                                            2009   11.04          14.98              1,296
                                                                            2010   14.98          18.74              1,260
                                                                            2011   18.74          18.21              1,189
                                                                            2012   18.21          21.22              1,127
                                                                            2013   21.22          27.99              1,105
                                                                            2014   27.99          30.36              1,043
                                                                            2015   30.36          29.36                994
MetLife Stock Index Investment Division (Class A).......................... 2006   42.80          48.96              4,043
                                                                            2007   48.96          51.03              3,746
                                                                            2008   51.03          31.80              3,367
                                                                            2009   31.80          39.76              3,167
                                                                            2010   39.76          45.23              3,028
                                                                            2011   45.23          45.63              2,563
                                                                            2012   45.63          52.32              2,280
                                                                            2013   52.32          68.43              2,035
                                                                            2014   68.43          76.84              1,886
                                                                            2015   76.84          77.01              1,700
MFS(R) Research International Investment Division (Class A)................ 2006   13.77          17.31                383
                                                                            2007   17.31          19.48                428
                                                                            2008   19.48          11.14              2,486
                                                                            2009   11.14          14.56              2,360
                                                                            2010   14.56          16.11              2,133
                                                                            2011   16.11          14.29              1,816
                                                                            2012   14.29          16.56              1,669
                                                                            2013   16.56          19.62              1,525
                                                                            2014   19.62          18.12              1,391
                                                                            2015   18.12          17.68              1,260
MFS(R) Total Return Investment Division (Class A).......................... 2006   37.16          41.31              1,337
                                                                            2007   41.31          42.71              1,233
                                                                            2008   42.71          32.94              1,056
                                                                            2009   32.94          38.70                960
                                                                            2010   38.70          42.20                890
                                                                            2011   42.20          42.81                759
                                                                            2012   42.81          47.32                705
                                                                            2013   47.32          55.78                655
                                                                            2014   55.78          60.03                598
                                                                            2015   60.03          59.37                533
MFS(R) Value Investment Division (Class A)................................. 2006   13.33          15.60              1,335
                                                                            2007   15.60          14.87              1,284
                                                                            2008   14.87           9.80              1,059
                                                                            2009    9.80          11.73              1,035
                                                                            2010   11.73          12.95              1,023
                                                                            2011   12.95          12.93                953
                                                                            2012   12.93          14.95                867
                                                                            2013   14.95          20.10              1,032
                                                                            2014   20.10          22.06              1,001
                                                                            2015   22.06          21.82                912
MFS(R) Value Investment Division (Class A) (formerly FI Value Leaders
Investment Division (Class A))............................................. 2006   12.53          13.89                  4
                                                                            2007   13.89          14.34                  6
                                                                            2008   14.34           8.67                  5
                                                                            2009    8.67          10.47                  4
                                                                            2010   10.47          11.88                  4
                                                                            2011   11.88          11.04                  1
                                                                            2012   11.04          12.67                  1
                                                                            2013   12.67          13.98                  0


                                    C-PPA-62

                                           0.95 SEPARATE ACCOUNT CHARGE (CONTINUED)
                                                                                                                   NUMBER OF
                                                                                    BEGINNING OF                  ACCUMULATION
                                                                                        YEAR        END OF YEAR   UNITS END OF
                                                                                    ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                          YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
--------------------------------------------------------------------------- ------ -------------- -------------- -------------
Morgan Stanley Mid Cap Growth Investment Division (Class A)................ 2010   14.24          16.61              2,835
                                                                            2011   16.61          15.36              2,434
                                                                            2012   15.36          16.67              2,175
                                                                            2013   16.67          23.00              1,907
                                                                            2014   23.00          23.08              1,704
                                                                            2015   23.08          21.77              1,482
Morgan Stanley Mid Cap Growth Investment Division (Class A) (formerly FI
Mid Cap Opportunities Investment Division (Class A))....................... 2006   18.61          20.62              3,690
                                                                            2007   20.62          22.13              3,422
                                                                            2008   22.13           9.80              3,029
                                                                            2009    9.80          12.99              2,939
                                                                            2010   12.99          14.09                  0
MSCI EAFE(R) Index Investment Division (Class A)........................... 2006   13.13          16.35              1,481
                                                                            2007   16.35          17.95              1,506
                                                                            2008   17.95          10.30              1,490
                                                                            2009   10.30          13.13              1,526
                                                                            2010   13.13          14.07              1,493
                                                                            2011   14.07          12.19              1,387
                                                                            2012   12.19          14.29              1,265
                                                                            2013   14.29          17.26              1,188
                                                                            2014   17.26          16.07              1,172
                                                                            2015   16.07          15.74              1,095
Neuberger Berman Genesis Investment Division (Class A)..................... 2006   19.25          22.26              1,299
                                                                            2007   22.26          21.29              1,187
                                                                            2008   21.29          12.99              1,045
                                                                            2009   12.99          14.56                922
                                                                            2010   14.56          17.54                861
                                                                            2011   17.54          18.38                802
                                                                            2012   18.38          20.04                696
                                                                            2013   20.04          27.49                677
                                                                            2014   27.49          27.24                590
                                                                            2015   27.24          27.14                514
Neuberger Berman Genesis Investment Division (Class A) (formerly MLA
Mid Cap Investment Division (Class A))..................................... 2006   11.76          13.38                 11
                                                                            2007   13.38          12.92                  6
                                                                            2008   12.92           7.92                  3
                                                                            2009    7.92          10.76                  3
                                                                            2010   10.76          13.14                  4
                                                                            2011   13.14          12.34                  4
                                                                            2012   12.34          12.91                  1
                                                                            2013   12.91          14.02                  0
Oppenheimer Global Equity Investment Division* (Class A)................... 2006   17.91          20.68              1,700
                                                                            2007   20.68          21.82              1,597
                                                                            2008   21.82          12.89              1,449
                                                                            2009   12.89          17.92              1,379
                                                                            2010   17.92          20.63              1,289
                                                                            2011   20.63          18.75              1,158
                                                                            2012   18.75          22.57              1,059
                                                                            2013   22.57          28.50                962
                                                                            2014   28.50          28.93                857
                                                                            2015   28.93          29.85                802
PIMCO Total Return Investment Division (Class A)........................... 2006   12.56          13.04              1,318
                                                                            2007   13.04          13.93              1,307
                                                                            2008   13.93          13.89              1,436
                                                                            2009   13.89          16.29              1,580
                                                                            2010   16.29          17.50              1,749
                                                                            2011   17.50          17.93              1,605
                                                                            2012   17.93          19.46              1,628
                                                                            2013   19.46          18.94              1,569
                                                                            2014   18.94          19.61              1,379
                                                                            2015   19.61          19.48              1,236
Russell 2000(R) Index Investment Division (Class A)........................ 2006   16.78          19.61              1,305
                                                                            2007   19.61          19.13              1,234
                                                                            2008   19.13          12.60              1,191
                                                                            2009   12.60          15.73              1,207
                                                                            2010   15.73          19.78              1,203
                                                                            2011   19.78          18.79              1,040
                                                                            2012   18.79          21.66                934
                                                                            2013   21.66          29.73                851
                                                                            2014   29.73          30.94                786
                                                                            2015   30.94          29.33                723


                                    C-PPA-63

                                        0.95 SEPARATE ACCOUNT CHARGE (CONTINUED)
                                                                                                              NUMBER OF
                                                                               BEGINNING OF                  ACCUMULATION
                                                                                   YEAR        END OF YEAR   UNITS END OF
                                                                               ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                     YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
---------------------------------------------------------------------- ------ -------------- -------------- -------------
T. Rowe Price Large Cap Growth Investment Division (Class A).......... 2006   13.28          14.90                883
                                                                       2007   14.90          16.14                844
                                                                       2008   16.14           9.29                777
                                                                       2009    9.29          13.20                783
                                                                       2010   13.20          15.31                793
                                                                       2011   15.31          15.00                730
                                                                       2012   15.00          17.68                734
                                                                       2013   17.68          24.37                901
                                                                       2014   24.37          26.34                880
                                                                       2015   26.34          28.90                879
T. Rowe Price Large Cap Growth Investment Division (Class A) (formerly
RCM Technology Investment Division (Class A))......................... 2006    5.97           6.23                274
                                                                       2007    6.23           8.13                474
                                                                       2008    8.13           4.49                358
                                                                       2009    4.49           7.08                395
                                                                       2010    7.08           9.00                451
                                                                       2011    9.00           8.04                402
                                                                       2012    8.04           8.95                343
                                                                       2013    8.95           9.39                  0
T. Rowe Price Mid Cap Growth Investment Division (Class A)............ 2006    8.47           8.94                857
                                                                       2007    8.94          10.44                939
                                                                       2008   10.44           6.24                916
                                                                       2009    6.24           9.02                959
                                                                       2010    9.02          11.44                942
                                                                       2011   11.44          11.18                883
                                                                       2012   11.18          12.62                870
                                                                       2013   12.62          17.12                937
                                                                       2014   17.12          19.17                965
                                                                       2015   19.17          20.30              1,055
T. Rowe Price Small Cap Growth Investment Division (Class A).......... 2006   15.24          15.68              1,799
                                                                       2007   15.68          17.07              1,624
                                                                       2008   17.07          10.78              1,479
                                                                       2009   10.78          14.85              1,453
                                                                       2010   14.85          19.84              1,455
                                                                       2011   19.84          20.01              1,253
                                                                       2012   20.01          23.02              1,142
                                                                       2013   23.02          32.97              1,078
                                                                       2014   32.97          34.92                964
                                                                       2015   34.92          35.53                923
Western Asset Management Strategic Bond Opportunities Investment
Division (Class A).................................................... 2006   21.58          22.46                252
                                                                       2007   22.46          23.14                278
                                                                       2008   23.14          19.48                248
                                                                       2009   19.48          25.52                271
                                                                       2010   25.52          28.50                311
                                                                       2011   28.50          29.97                309
                                                                       2012   29.97          33.10                390
                                                                       2013   33.10          33.15                400
                                                                       2014   33.15          34.63                416
                                                                       2015   34.63          33.72                360
Western Asset Management U.S. Government Investment Division (Class A) 2006   17.05          17.59                275
                                                                       2007   17.59          18.18                326
                                                                       2008   18.18          17.95                348
                                                                       2009   17.95          18.55                320
                                                                       2010   18.55          19.44                286
                                                                       2011   19.44          20.32                258
                                                                       2012   20.32          20.81                246
                                                                       2013   20.81          20.46                211
                                                                       2014   20.46          20.84                197
                                                                       2015   20.84          20.76                193
WMC Balanced Investment Division (Class A)............................ 2006   44.49          48.71                975
                                                                       2007   48.71          51.10                899
                                                                       2008   51.10          38.07                798
                                                                       2009   38.07          44.23                751
                                                                       2010   44.23          48.04                655
                                                                       2011   48.04          49.41                541
                                                                       2012   49.41          55.00                495
                                                                       2013   55.00          65.70                453
                                                                       2014   65.70          71.95                429
                                                                       2015   71.95          73.11                361


                                    C-PPA-64

                                      0.95 SEPARATE ACCOUNT CHARGE (CONTINUED)
                                                                                                          NUMBER OF
                                                                           BEGINNING OF                  ACCUMULATION
                                                                               YEAR        END OF YEAR   UNITS END OF
                                                                           ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                 YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
------------------------------------------------------------------ ------ -------------- -------------- -------------
WMC Core Equity Opportunities Investment Division (Class A)....... 2006    36.04          40.91              470
                                                                   2007    40.91          42.38              486
                                                                   2008    42.38          25.46              473
                                                                   2009    25.46          33.29              451
                                                                   2010    33.29          36.94              423
                                                                   2011    36.94          35.11              391
                                                                   2012    35.11          39.26              370
                                                                   2013    39.26          52.00              343
                                                                   2014    52.00          56.99              312
                                                                   2015    56.99          57.80              277
WMC Large Cap Research Investment Division (Class A) (formerly
BlackRock Large Cap Investment Division (Class A))................ 2006    72.67          82.15              829
                                                                   2007    82.15          86.35                0
WMC Large Cap Research Investment Division* (Class A)............. 2007    85.63          86.77              758
                                                                   2008    86.77          54.05              654
                                                                   2009    54.05          63.94              604
                                                                   2010    63.94          71.41              545
                                                                   2011    71.41          71.12              473
                                                                   2012    71.12          80.08              418
                                                                   2013    80.08         106.77              386
                                                                   2014   106.77         120.52              355
                                                                   2015   120.52         125.21              312


------------
* We are waiving a portion of the Separate Account charge for the Investment Division investing in the WMC Large Cap Research Portfolio and the Oppenheimer Global Equity Investment Division.


The assets of the ClearBridge Aggressive Growth II Investment Division of the Met Investors Fund merged into ClearBridge Aggressive Growth Investment Division of the Met Investors Fund on April 28, 2014. Accumulation Unit Values prior to April 28, 2014 are those of the ClearBridge Aggressive Growth II Investment Division.

The assets of the FI Value Leaders Investment Division (Class E) of the Metropolitan Fund were merged into MFS(R) Value Investment Division (Class A) of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the FI Value Leaders Investment Division.

The assets of the MLA Mid Cap Investment Division of the Met Investors Fund were merged into Neuberger Berman Genesis Investment Division of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the MLA Mid Cap Investment Division.

The assets of the RCM Technology Investment Division of the Met Investors Fund were merged into T. Rowe Price Large Cap Growth Investment Division of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the RCM Technology Investment Division.

The assets of the Oppenheimer Capital Appreciation Investment Division of the Met Investors Fund were merged into the Jennison Growth Investment Division of the Metropolitan Fund on April 30, 2012. Accumulation Unit Values prior to April 30, 2012 are those of the Oppenheimer Capital Appreciation Investment Division.

The assets of the Oppenheimer Global Equity Investment Division of the Metropolitan Fund were merged into Oppenheimer Global Equity Investment Division of the Met Investors Trust on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Oppenheimer Global Equity Portfolio of the Metropolitan Fund.

The assets of the Lord Abbett Mid Cap Value Investment Division (formerly the Neuberger Berman Mid Cap Value Division) of the Metropolitan Fund were merged into the Lord Abbett Mid Cap Value Investment Division of the Met Investors Fund. Accumulation Unit Values prior to April 30, 2012 are those of the Lord Abbett Mid Cap Value Investment Division of the Metropolitan Fund.

The assets of Legg Mason Value Equity Investment Division of the Met Investors Trust were merged into the Legg Mason ClearBridge Aggressive Growth Investment Division of the Met Investors Trust on May 2, 2011. Accumulation Unit Values prior to May 2, 2011 are those of the Legg Mason Value Equity Investment Division.

The assets of MetLife Aggressive Allocation Investment Division of the Metropolitan Fund were merged into the MetLife Aggressive Strategy Investment Division of the Met Investors Trust on May 2, 2011. Accumulation Unit Values prior to May 2, 2011 are those of the MetLife Aggressive Allocation Investment Division.


                                    C-PPA-65

The assets of FI Mid Cap Opportunities Investment Division were merged into the Morgan Stanley Mid Cap Growth Investment Division on May 3, 2010. Accumulation Unit Values prior to May 3, 2010 are those of FI Mid Cap Opportunities Investment Division.

The assets of BlackRock Large Cap Investment Division of the Metropolitan Fund were merged into the WMC Large Cap Research Investment Division of the Met Investors Fund on April 30, 2007. Accumulation Unit Values prior to April 30, 2007 are those of the BlackRock Large Cap Investment Division.

The assets of the MFS(R) Investors Trust Investment Division were merged into the Legg Mason Value Equity Investment Division prior to the opening of business on May 1, 2006. Accumulation Unit Values prior to May 1, 2006 are those of MFS(R) Investors Trust Investment Division.

The assets in Met/Putnam Voyager Investment Division were merged into Jennison Growth Investment Division prior to the opening of business on May 2, 2005. The Met/Putnam Voyager Investment Division is no longer available.

Please see the Table of Expenses for more information.

                                    C-PPA-66

                                   APPENDIX C

--------------------------------------------------------------------------------

                ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS


Certain Portfolios were subject to a name change or merger. The chart below identifies the former name and new name of each of these Portfolios, and where applicable, the former name and the new name of the trust of which the Portfolio is a part.


PORTFOLIO NAME CHANGES

The following former Portfolios were renamed:




                     FORMER NAME                                              NEW NAME
----------------------------------------------------- -------------------------------------------------------
MET INVESTORS SERIES TRUST                            MET INVESTORS SERIES TRUST
 WMC Large Cap Research Portfolio -- Class A          Met/Wellington Large Cap Research Portfolio -- Class A
METROPOLITAN SERIES FUND                              METROPOLITAN SERIES FUND
 WMC Balanced Portfolio -- Class A                    Met/Wellington Balanced Portfolio -- Class A
 WMC Core Equity Opportunities Portfolio -- Class A   Met/Wellington Core Equity Opportunities Portfolio --
                                                      Class A



PORTFOLIO MERGERS

The following former Portfolio merged with and into the new Portfolio:




              FORMER PORTFOLIO/TRUST                          NEW PORTFOLIO/TRUST
-------------------------------------------------- ----------------------------------------
MET INVESTORS SERIES TRUST                         METROPOLITAN SERIES FUND
 Lord Abbett Bond Debenture Portfolio -- Class A   Western Asset Management Strategic Bond
                                                   Opportunities Portfolio -- Class A



                                    C-PPA-67

                                   APPENDIX D

--------------------------------------------------------------------------------
                      PORTFOLIO LEGAL AND MARKETING NAMES


          SERIES FUND/TRUST                   PORTFOLIO/SERIES                  MARKETING NAME
------------------------------------ ---------------------------------- -----------------------------
American Funds Insurance Series(R)   Global Small Capitalization Fund   American Funds Global Small
                                                                        Capitalization Fund
American Funds Insurance Series(R)   Growth-Income Fund                 American Funds Growth-Income
                                                                        Fund
American Funds Insurance Series(R)   Growth Fund                        American Funds Growth Fund

                                    C-PPA-68

                                   APPENDIX E

--------------------------------------------------------------------------------
         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SERVICES
PRINCIPAL UNDERWRITER
CUSTODIAN
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT
EXPERIENCE FACTOR
VARIABLE INCOME PAYMENTS
  ASSUMED INVESTMENT RETURN (AIR)
  AMOUNT OF INCOME PAYMENTS
  ANNUITY UNIT VALUE
  REALLOCATING PRIVILEGE
CALCULATING THE ANNUITY UNIT VALUE
  DETERMINING THE VARIABLE INCOME PAYMENT
ADVERTISEMENT OF THE SEPARATE ACCOUNT
VOTING RIGHTS
  DISREGARDING VOTING INSTRUCTIONS
TAXES
  NON-QUALIFIED ANNUITY CONTRACTS
  QUALIFIED ANNUITY CONTRACTS
  TYPES OF QUALIFIED ANNUITY CONTRACTS
  ERISA
  FEDERAL ESTATE TAXES
  GENERATION-SKIPPING TRANSFER TAX
  ANNUITY PURCHASE PAYMENT BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS
WITHDRAWALS
FINANCIAL STATEMENTS



                                    C-PPA-69

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If You would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

     [ ] Metropolitan Life Separate Account E

     [ ] Metropolitan Series Fund

     [ ] Met Investors Series Trust

     [ ] American Funds Insurance Series(R)

     [ ] I have changed my address. My current address is:


                                           Name --------------------------------
-------------------------------------
            (Contract Number)
                                           Address -------------------------------

-------------------------------------      -------------------------------------
               (Signature)                                                      zip

Metropolitan Life Insurance Company
P.O. Box 10342
Des Moines, IA 50306-0342


                                    C-PPA-71

                                                                     May 1, 2016



         ENHANCED PREFERENCE PLUS(R) ACCOUNT VARIABLE ANNUITY CONTRACTS
                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes group Enhanced Preference Plus Account Contracts for deferred variable annuities ("Enhanced Deferred Annuities") and Enhanced Preference Plus immediate variable income annuities ("Enhanced Income Annuities"). We no longer offer the Deferred Annuities and Income Annuities. However, Contract owners and participants may continue to make additional purchase payments and new participants may enroll under any issued group Contract. This Prospectus also describes Financial Freedom Deferred Annuities ("Financial Freedom Deferred Annuities") and Financial Freedom Account Income Annuities ("Financial Freedom Income Annuities").


You decide how to allocate your money among the various available investment choices. The investment choices available to You are listed in the Contract for your Enhanced Deferred Annuity or Enhanced Income Annuity. Your choices may include the Fixed Interest Account/Fixed Income Option (not described in this Prospectus) and Investment Divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund ("Metropolitan Fund"), Portfolios of the Met Investors Series Trust ("Met Investors Fund"), Portfolios of the Calvert Variable Series, Inc. ("Calvert Fund"), Portfolios of the Fidelity Variable Insurance Products Funds ("Fidelity(R) VIP Funds") and funds of the American Funds Insurance Series(R) ("American Funds(R)"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.

AMERICAN FUNDS(R)
     American Funds Bond Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
CALVERT FUND
     Calvert VP SRI Balanced Portfolio
     Calvert VP SRI Mid Cap Growth Portfolio
FIDELITY(R) VIP FUNDS
     Equity-Income Portfolio
     Growth Portfolio
     Investment Grade Bond Portfolio
MET INVESTORS FUND
     American Funds(R) Balanced Allocation Portfolio
     American Funds(R) Growth Allocation Portfolio
     American Funds(R) Moderate Allocation Portfolio
     Clarion Global Real Estate Portfolio
     ClearBridge Aggressive Growth Portfolio
     Harris Oakmark International Portfolio
     Invesco Mid Cap Value Portfolio
     Invesco Small Cap Growth Portfolio

     Loomis Sayles Global Markets Portfolio

     Met/Franklin Low Duration Total Return Portfolio

     Met/Wellington Large Cap Research Portfolio

     MetLife Asset Allocation 100 Portfolio
     MFS(R) Research International Portfolio
     Morgan Stanley Mid Cap Growth Portfolio
     Oppenheimer Global Equity Portfolio
     PIMCO Inflation Protected Bond Portfolio
     PIMCO Total Return Portfolio
     SSGA Growth and Income ETF Portfolio

     SSGA Growth ETF Portfolio

     T. Rowe Price Mid Cap Growth Portfolio

METROPOLITAN FUND
     Baillie Gifford International Stock Portfolio
     Barclays Aggregate Bond Index Portfolio
     BlackRock Bond Income Portfolio
     BlackRock Capital Appreciation Portfolio
     BlackRock Large Cap Value Portfolio
     Frontier Mid Cap Growth Portfolio
     Jennison Growth Portfolio
     Loomis Sayles Small Cap Core Portfolio
     Loomis Sayles Small Cap Growth Portfolio
     Met/Artisan Mid Cap Value Portfolio

     Met/Wellington Balanced Portfolio
     Met/Wellington Core Equity Opportunities Portfolio

     MetLife Asset Allocation 20 Portfolio
     MetLife Asset Allocation 40 Portfolio
     MetLife Asset Allocation 60 Portfolio
     MetLife Asset Allocation 80 Portfolio
     MetLife Mid Cap Stock Index Portfolio
     MetLife Stock Index Portfolio
     MFS(R) Total Return Portfolio
     MFS(R) Value Portfolio
     MSCI EAFE(R) Index Portfolio
     Neuberger Berman Genesis Portfolio
     Russell 2000(R) Index Portfolio
     T. Rowe Price Large Cap Growth Portfolio
     T. Rowe Price Small Cap Growth Portfolio
     Western Asset Management Strategic Bond Opportunities Portfolio

     Western Asset Management U.S. Government Portfolio


  Certain Portfolios have been subject to a change. Please see Appendix C -- "Additional Information Regarding the Underlying Porfolios."

ENHANCED DEFERRED ANNUITIES AVAILABLE:

   o    TSA
   o    403(a)
   o    PEDC
   o    Traditional IRA
   o    Non-Qualified
   o    Non-Qualified (for certain deferred arrangements or plans)

ENHANCED INCOME ANNUITIES AVAILABLE:
   o    TSA
   o    403(a)
   o    PEDC
   o    Traditional IRA
   o    Non-Qualified
   o    Non-Qualified (for certain deferred arrangements or plans)

A WORD ABOUT INVESTMENT RISK:
An investment in any of these variable annuities involves investment risk. You could lose money You invest. Money invested is NOT:
   o    a bank deposit or obligation;
   o    federally insured or guaranteed; or
   o    endorsed by any bank or other financial institution.

HOW TO LEARN MORE:


Before investing, read this Prospectus. The Prospectus contains information about the Enhanced Deferred Annuities, Enhanced Income Annuities and Metropolitan Life Separate Account E which You should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2016. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 82 of this Prospectus. To view or download the SAI, go to our website www.metlife.com. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company
P.O. Box 10342
Des Moines, IA 50306-0342
Phone: 800-638-7732

The Securities and Exchange Commission has a website (http://www.sec.gov), which You may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.



                          PROSPECTUS DATED MAY 1, 2016

                               TABLE OF CONTENTS







                                                     PAGE
                                                    -----
IMPORTANT TERMS YOU SHOULD KNOW.................... 3
TABLE OF EXPENSES.................................. 5
ACCUMULATION UNIT VALUES TABLE..................... 10
METLIFE............................................ 11
METROPOLITAN LIFE SEPARATE ACCOUNT E............... 11
VARIABLE ANNUITIES................................. 11
A Deferred Annuity................................. 12
Non-Natural Persons as Owners or Beneficiaries..... 12
An Income Annuity.................................. 12
YOUR INVESTMENT CHOICES............................ 13
Investment Choices Which Are Fund of Funds......... 18
Additional Information About the Portfolios........ 18
Certain Payments We Receive with Regard to the
  Portfolios....................................... 19
Portfolio Selection................................ 19
DEFERRED ANNUITIES................................. 20
The Deferred Annuity and Your Retirement Plan...... 20
403(b) Plan Terminations........................... 20
Other Plan Terminations............................ 21
Automated Investment Strategies.................... 21
Purchase Payments.................................. 22
  Purchase Payments -- Section 403(b) Plans........ 23
  Allocation of Purchase Payments.................. 23
  Limits on Purchase Payments...................... 23
The Value of Your Investment....................... 24
Transfers.......................................... 24
Restrictions on Transfers.......................... 25
Access To Your Money............................... 27
  Account Reduction Loans.......................... 27
  Systematic Withdrawal Program.................... 27
  Minimum Distribution............................. 29
Annual Contract Fee................................ 29
  Account Reduction Loan Fees...................... 29
Charges............................................ 29
  Insurance-Related or Separate Account Charge..... 29
  Investment-Related Charge........................ 30
Premium and Other Taxes............................ 30
Early Withdrawal Charges........................... 30
  When No Early Withdrawal Charge Applies.......... 31
  When A Different Early Withdrawal Charge
    May Apply...................................... 33
Free Look.......................................... 33
Death Benefit...................................... 34
Pay-Out Options (or Income Options)................ 35
INCOME ANNUITIES................................... 36
Income Payment Types............................... 36
Minimum Size of Your Income Payment................ 38
Allocation......................................... 38
The Value of Your Income Payments.................. 38
Reallocations...................................... 39
Restrictions on Transfers.......................... 40
Contract Fee....................................... 42
Charges............................................ 42


                                                     PAGE
                                                    -----
  Insurance-Related or Separate Account Charge..... 43
  Investment-Related Charge........................ 43
Premium and Other Taxes............................ 43
Free Look.......................................... 43
GENERAL INFORMATION................................ 44
Administration..................................... 44
  Purchase Payments................................ 44
  Confirming Transactions.......................... 44
  Processing Transactions.......................... 45
  By Telephone or Internet......................... 45
  Telephone and Computer Systems................... 45
  After Your Death................................. 46
  Abandoned Property Requirements.................. 46
  Misstatement..................................... 46
  Cybersecurity.................................... 46
  Third Party Requests............................. 47
  Valuation -- Suspension of Payments.............. 47
Advertising Performance............................ 47
Changes to Your Deferred Annuity or Income
  Annuity.......................................... 48
Voting Rights...................................... 49
Who Sells the Deferred Annuities and Income
  Annuities........................................ 49
Financial Statements............................... 51
Your Spouse's Rights............................... 51
When We Can Cancel Your Deferred Annuity or
  Income Annuity................................... 51
Special Charges That Apply If Your Retirement
  Plan Terminates Its Deferred Annuity or Takes
  Other Action..................................... 52
INCOME TAXES....................................... 52
Introduction....................................... 52
Non-Qualified Annuity Contracts.................... 53
Accumulation....................................... 53
Death Benefits..................................... 54
Taxation of Payments in Annuity Form............... 55
Qualified Annuity Contracts........................ 56
Required Minimum Distributions..................... 58
Additional Information regarding IRAs.............. 60
LEGAL PROCEEDINGS.................................. 62
APPENDIX A: PREMIUM TAX TABLE...................... 63
APPENDIX B: ACCUMULATION UNIT VALUES FOR EACH
  INVESTMENT DIVISION.............................. 64
APPENDIX C: ADDITIONAL INFORMATION REGARDING
  THE PORTFOLIOS................................... 77
APPENDIX D: PORTFOLIO LEGAL AND MARKETING
  NAMES............................................ 78
APPENDIX E: TEXAS OPTIONAL RETIREMENT
  PROGRAM.......................................... 79
APPENDIX F: TABLE OF CONTENTS FOR THE STATEMENT
  OF ADDITIONAL INFORMATION........................ 80



The Deferred Annuities or Income Annuities are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, supplements to the Prospectus or any supplemental sales material we authorize.

                        IMPORTANT TERMS YOU SHOULD KNOW


ACCOUNT BALANCE -- When You purchase a Deferred Annuity, an account is set up for You. Your Account Balance is the total amount of money credited to You under your Deferred Annuity including money in the Investment Divisions of the Separate Account and the Fixed Interest Account, less any account reduction loans.

ACCUMULATION UNIT VALUE -- With a Deferred Annuity, money paid-in or transferred into an Investment Division of the Separate Account is credited to You in the form of accumulation units. Accumulation units are established for each Investment Division. We determine the value of these accumulation units as of the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ANNUITY UNIT VALUE -- With an Income Annuity or variable pay-out option, the money paid-in or reallocated into an Investment Division of the Separate Account is held in the form of annuity units. Annuity units are established for each Investment Division. We determine the value of these annuity units as of the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR) -- Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given Investment Division to determine all subsequent payments to You.

CONTRACT -- A Contract is the legal agreement between MetLife and the employer, plan trustee or other entity, or the certificate issued to You under a group annuity Contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.


CONTRACT YEAR -- Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12-month period. However, depending on underwriting and plan requirements, the first Contract Year may range from the initial three to fifteen months after the Deferred Annuity is issued.


DEFERRED ANNUITY -- This term is used throughout this Prospectus when we are referring to both Enhanced Deferred Annuities and Financial Freedom Deferred Annuities.

EARLY WITHDRAWAL CHARGE -- The Early Withdrawal Charge is an amount we deduct from your Account Balance if You withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

EXCHANGE -- In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."


FREE LOOK -- You may cancel your Contract within a certain time period. This is known as a "free look." We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether You purchased your Contract from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund (i) all of your purchase payments (and any interest credited by the Fixed Account, if applicable) or (ii) your Account Balance as of the date your refund request is received at your Administrative Office in Good Order (this means you bear the risk of any decline in the value of your Contract due to the performance of the Investment Divisions during the Free Look period).

GOOD ORDER -- A request or transaction generally is considered in "Good Order" if it complies with our administrative procedures, and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone) along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Investment Divisions affected by the requested transaction; the signatures of all Contract Owners (exactly as indicated on the contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner's consents. With respect to purchase payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If You have any questions, You should contact us or your sales representative before submitting the form or request.

INCOME ANNUITY -- This term is used throughout this Prospectus when we are referring to both Enhanced Income Annuities and Financial Freedom Income Annuities.


INVESTMENT DIVISION -- Investment Divisions are subdivisions of the Separate Account. When You allocate a purchase payment, transfer money or make reallocations of your income payment to an Investment Division, the Investment Division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, Met Investors Fund Calvert Fund Fidelity(R) VIP Funds or American Funds(R).


METLIFE -- MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE -- The MetLife Designated Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-800-638-7732.

SEPARATE ACCOUNT -- A Separate Account is an investment account. All assets contributed to Investment Divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.

VARIABLE ANNUITY -- An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the Investment Divisions in a Variable Annuity.


YOU -- In this Prospectus, depending on the context, "You" may mean either the purchaser of the Deferred Annuity or Income Annuity, , the annuitant under an Income Annuity or the participant or annuitant under certain group arrangements. In cases where we are referring to giving instructions or making payments to us for PEDC, Section 451 deferred fee arrangements, Section 451 deferred compensation plans, Section 457(f) deferred compensation plans,
Section 457(e)(11) severance and death benefit plans and Section 415(m) qualified governmental excess benefit arrangements, "You" means the trustee or employer. In connection with a 403(b) plan termination, as of the date of the Contract or cash distribution under such distribution, "You" means the participant who has received such Contract or cash distribution.

                               TABLE OF EXPENSES

--------------------------------------------------------------------------------
        ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME ANNUITIES


The following tables describe the fees and expenses You will pay when You buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges You will pay at the time You purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or make transfers between the Investment Divisions of your Deferred Annuity or Income Annuity. The tables do not show premium taxes (ranging from 0.5% to 3.5%, which are applicable only in certain jurisdictions, see Appendix A) and other taxes which may apply.


CONTRACT OWNER TRANSACTION EXPENSES


SALES LOAD IMPOSED ON PURCHASE PAYMENTS.............................................. None
EARLY WITHDRAWAL CHARGE.............................................................. Up to 7%
(as a percentage of each purchase payment funding the withdrawal during the pay-in phase)(1)
EXCHANGE FEE FOR DEFERRED ANNUITIES.................................................. None
SURRENDER FEE FOR DEFERRED ANNUITIES................................................. None
ACCOUNT REDUCTION LOAN INITIATION FEE................................................ $75(2)
ANNUAL ACCOUNT REDUCTION LOAN MAINTENANCE FEE (PER LOAN OUTSTANDING)................. $50(2)
TRANSFER FEE......................................................................... None

The second table describes the fees and expenses that You will bear periodically during the time You hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.



ANNUAL CONTRACT FEE FOR DEFERRED ANNUITIES(3)............................ None
SEPARATE ACCOUNT CHARGE(4)
(as a percentage of your average Account Balance in the Separate Account)
General Administrative Expenses Charge................................... .20%
Mortality and Expense Risk Charge........................................ .75%
TOTAL SEPARATE ACCOUNT ANNUAL CHARGE(4)
Current and Maximum Guaranteed Charge.................................... .95%



We are waiving 0.08% of the Separate Account Charge for the Investment Division investing in the Met/Wellington Large Cap Research Portfolio (formerly WMC Large Cap Research Portfolio). We are waiving the amount, if any, of the Separate Account charge equal to the underlying portfolio expenses that are in excess of 0.88% for the Investment Division investing in the MFS(R) Research International Portfolio - Class A of the Met Investors Fund. We are waiving an amount equal to the Portfolio expenses that are in excess 0.62% for the Investment Division investing in the Oppenheimer Global Equity Portfolio of the Met Investors Fund.


The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that You may bear periodically while You hold the Contract. Certain Portfolios may impose a redemption fee in the future. All of the Portfolios listed below are Class A except for the BlackRock Large Cap Value, BlackRock Capital Appreciation, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, PIMCO Inflation Protected Bond, SSGA Growth ETF, SSGA Growth and Income ETF Portfolios, which are Class E Portfolios, Loomis Sayles Global Markets and Met/Franklin Low Duration Total Return, which are Class B Portfolios, American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation, which are Class C Portfolios, and the Portfolios of the American Funds(R), which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund, the Calvert Fund and the American

Funds(R) fees and expenses are contained in their respective prospectuses. Current prospectuses for the Portfolios can be obtained by calling 800 638-7732. Please read the prospectuses carefully before making your allocations to the Investment Divisions.
------------

1 An Early Withdrawal Charge of up to 7% may apply if You withdraw purchase payments within seven years of when they were credited to your Deferred Annuity. The charge on purchase payments is calculated according to the following schedule:



 DURING PURCHASE PAYMENT YEAR     PERCENTAGE
------------------------------   -----------
               1                     7%
               2                     6%
               3                     5%
               4                     4%
               5                     3%
               6                     2%
               7                     1%
          Thereafter                 0%


      There are times when the Early Withdrawal Charge does not apply to amounts that are withdrawn from a Deferred Annuity. For example, each Contract Year You may take the greater of 20% (10% for certain Enhanced Deferred Annuities) of your Account Balance or your purchase payments made over seven years ago free of Early Withdrawal Charges. There are no Early Withdrawal Charges applied to the Enhanced Non-Qualified Deferred Annuities for Section 457(f) deferred compensation plans, Section 451 deferred fee arrangements, Section 451 deferred compensation plans and
      Section 457(e)(11) severance and death benefit plans.

2 Either or both fees may be waived for certain groups. The loan maintenance fee is paid on a quarterly basis at the end of each quarter on a pro-rata basis from the Investment Divisions and the Fixed Interest Account in which You then have a balance.
3  A $20 Annual Contract Fee is imposed on money in the Fixed Interest Account.
      This fee may be waived under certain circumstances.
4 Pursuant to the terms of the Contract, our total Separate Account charge will not exceed .95% of your average balance in the Investment Divisions. For purposes of presentation here, we estimated the allocation between general administrative expenses and the mortality and expense risk charge for Deferred Annuities or the amount of underlying Portfolio shares we have designated in the Investment Divisions to generate your income payments for Income Annuities.


MINIMUM AND MAXIMUM TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES



                                                                                              MINIMUM     MAXIMUM
                                                                                             ---------   --------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Portfolio assets, including management fees, distribution
 and/or service (12b-1) fees, and other expenses).........................................    0.27%       1.05%


PORTFOLIO FEES AND EXPENSES
(as a percentage of average daily net assets)


The following table is a summary. For more complete information on Portfolio fees and expenses, please refer to the prospectus for each Portfolio.




                                                               DISTRIBUTION
                                                                  AND/OR
                                                  MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                             FEE      (12B-1) FEES   EXPENSES
------------------------------------------------ ------------ -------------- ----------
AMERICAN FUNDS(R) -- CLASS 2
 American Funds Bond Fund.......................    0.37%     0.25%          0.01%
 American Funds Global Small
  Capitalization Fund...........................    0.69%     0.25%          0.04%
 American Funds Growth Fund.....................    0.33%     0.25%          0.02%
 American Funds Growth-Income Fund..............    0.27%     0.25%          0.02%
CALVERT FUND
 Calvert VP SRI Balanced Portfolio --
  Class I.......................................    0.53%       --           0.17%
 Calvert VP SRI Mid Cap Growth Portfolio........    0.77%       --           0.20%
FIDELITY(R) VIP FUNDS -- INITIAL CLASS
 Equity-Income Portfolio........................    0.45%       --           0.09%
 Growth Portfolio...............................    0.55%       --           0.09%
 Investment Grade Bond Portfolio................    0.31%       --           0.11%
MET INVESTORS FUND
 American Funds(R) Balanced Allocation
  Portfolio -- Class C..........................    0.06%     0.55%          --



                                                                   TOTAL       FEE WAIVER    NET TOTAL
                                                    ACQUIRED       ANNUAL        AND/OR       ANNUAL
                                                    FUND FEES    OPERATING      EXPENSE      OPERATING
PORTFOLIO                                         AND EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
------------------------------------------------ -------------- ----------- --------------- ----------
AMERICAN FUNDS(R) -- CLASS 2
 American Funds Bond Fund.......................   --             0.63%           --          0.63%
 American Funds Global Small
  Capitalization Fund...........................   --             0.98%           --          0.98%
 American Funds Growth Fund.....................   --             0.60%           --          0.60%
 American Funds Growth-Income Fund..............   --             0.54%           --          0.54%
CALVERT FUND
 Calvert VP SRI Balanced Portfolio --
  Class I.......................................   --             0.70%           --          0.70%
 Calvert VP SRI Mid Cap Growth Portfolio........   --             0.97%           --          0.97%
FIDELITY(R) VIP FUNDS -- INITIAL CLASS
 Equity-Income Portfolio........................ 0.08%            0.62%           --          0.62%
 Growth Portfolio...............................   --             0.64%           --          0.64%
 Investment Grade Bond Portfolio................   --             0.42%           --          0.42%
MET INVESTORS FUND
 American Funds(R) Balanced Allocation
  Portfolio -- Class C.......................... 0.42%            1.03%           --          1.03%

                                                               DISTRIBUTION
                                                                  AND/OR
                                                  MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                             FEE      (12B-1) FEES   EXPENSES
------------------------------------------------ ------------ -------------- ----------
 American Funds(R) Growth Allocation
  Portfolio -- Class C..........................    0.06%     0.55%          0.01%
 American Funds(R) Moderate Allocation
  Portfolio -- Class C..........................    0.06%     0.55%          0.01%
 Clarion Global Real Estate Portfolio --
  Class E.......................................    0.60%     0.15%          0.04%
 ClearBridge Aggressive Growth Portfolio --
  Class A.......................................    0.55%       --           0.02%
 Harris Oakmark International Portfolio --
  Class E.......................................    0.77%     0.15%          0.06%
 Invesco Mid Cap Value Portfolio --
  Class A.......................................    0.64%       --           0.04%
 Invesco Small Cap Growth Portfolio --
  Class E.......................................    0.85%     0.15%          0.02%
 Loomis Sayles Global Markets Portfolio --
  Class B.......................................    0.70%     0.25%          0.08%
 Met/Franklin Low Duration Total Return
  Portfolio -- Class B..........................    0.49%     0.25%          0.05%
 Met/Wellington Large Cap Research
  Portfolio -- Class A..........................    0.56%       --           0.03%
 MetLife Asset Allocation 100 Portfolio --
  Class A.......................................    0.07%       --           0.01%
 MFS(R) Research International Portfolio --
  Class A.......................................    0.69%       --           0.07%
 Morgan Stanley Mid Cap Growth
  Portfolio -- Class A..........................    0.65%       --           0.03%
 Oppenheimer Global Equity Portfolio --
  Class A.......................................    0.66%       --           0.05%
 PIMCO Inflation Protected Bond
  Portfolio -- Class E..........................    0.47%     0.15%          0.15%
 PIMCO Total Return Portfolio -- Class A........    0.48%       --           0.04%
 SSGA Growth and Income ETF Portfolio --
  Class E.......................................    0.31%     0.15%            --
 SSGA Growth ETF Portfolio -- Class E...........    0.32%     0.15%          0.02%
 T. Rowe Price Mid Cap Growth Portfolio --
  Class A.......................................    0.75%       --           0.03%
METROPOLITAN FUND
 Baillie Gifford International Stock
  Portfolio -- Class A..........................    0.79%       --           0.07%
 Barclays Aggregate Bond Index Portfolio --
  Class A.......................................    0.25%       --           0.03%
 BlackRock Bond Income Portfolio --
  Class A.......................................    0.32%       --           0.04%
 BlackRock Capital Appreciation
  Portfolio -- Class E..........................    0.69%     0.15%          0.02%
 BlackRock Large Cap Value Portfolio --
  Class E.......................................    0.63%     0.15%          0.03%
 Frontier Mid Cap Growth Portfolio --
  Class A.......................................    0.71%       --           0.03%
 Jennison Growth Portfolio -- Class A...........    0.60%       --           0.02%
 Loomis Sayles Small Cap Core Portfolio --
  Class A.......................................    0.90%       --           0.06%
 Loomis Sayles Small Cap Growth
  Portfolio -- Class A..........................    0.90%       --           0.05%
 Met/Artisan Mid Cap Value Portfolio --
  Class A.......................................    0.81%       --           0.03%
 Met/Wellington Balanced Portfolio --
  Class A.......................................    0.46%       --           0.08%



                                                                   TOTAL       FEE WAIVER    NET TOTAL
                                                    ACQUIRED       ANNUAL        AND/OR        ANNUAL
                                                    FUND FEES    OPERATING      EXPENSE      OPERATING
PORTFOLIO                                         AND EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
------------------------------------------------ -------------- ----------- --------------- -----------
 American Funds(R) Growth Allocation
  Portfolio -- Class C.......................... 0.43%            1.05%       --              1.05%
 American Funds(R) Moderate Allocation
  Portfolio -- Class C.......................... 0.40%            1.02%       --              1.02%
 Clarion Global Real Estate Portfolio --
  Class E.......................................   --             0.79%       --              0.79%
 ClearBridge Aggressive Growth Portfolio --
  Class A.......................................   --             0.57%     0.00%             0.57%
 Harris Oakmark International Portfolio --
  Class E.......................................   --             0.98%     0.02%             0.96%
 Invesco Mid Cap Value Portfolio --
  Class A....................................... 0.08%            0.76%     0.02%             0.74%
 Invesco Small Cap Growth Portfolio --
  Class E.......................................   --             1.02%     0.02%             1.00%
 Loomis Sayles Global Markets Portfolio --
  Class B.......................................   --             1.03%       --              1.03%
 Met/Franklin Low Duration Total Return
  Portfolio -- Class B..........................   --             0.79%     0.02%             0.77%
 Met/Wellington Large Cap Research
  Portfolio -- Class A..........................   --             0.59%     0.04%             0.55%
 MetLife Asset Allocation 100 Portfolio --
  Class A....................................... 0.68%            0.76%       --              0.76%
 MFS(R) Research International Portfolio --
  Class A.......................................   --             0.76%     0.06%             0.70%
 Morgan Stanley Mid Cap Growth
  Portfolio -- Class A..........................   --             0.68%     0.01%             0.67%
 Oppenheimer Global Equity Portfolio --
  Class A.......................................   --             0.71%     0.08%             0.63%
 PIMCO Inflation Protected Bond
  Portfolio -- Class E..........................   --             0.77%     0.01%             0.76%
 PIMCO Total Return Portfolio -- Class A........   --             0.52%     0.04%             0.48%
 SSGA Growth and Income ETF Portfolio --
  Class E....................................... 0.22%            0.68%       --              0.68%
 SSGA Growth ETF Portfolio -- Class E........... 0.24%            0.73%       --              0.73%
 T. Rowe Price Mid Cap Growth Portfolio --
  Class A.......................................   --             0.78%       --              0.78%
METROPOLITAN FUND
 Baillie Gifford International Stock
  Portfolio -- Class A..........................   --             0.86%     0.12%             0.74%
 Barclays Aggregate Bond Index Portfolio --
  Class A.......................................   --             0.28%     0.01%             0.27%
 BlackRock Bond Income Portfolio --
  Class A.......................................   --             0.36%     0.00%             0.36%
 BlackRock Capital Appreciation
  Portfolio -- Class E..........................   --             0.86%     0.05%             0.81%
 BlackRock Large Cap Value Portfolio --
  Class E.......................................   --             0.81%     0.03%             0.78%
 Frontier Mid Cap Growth Portfolio --
  Class A.......................................   --             0.74%     0.02%             0.72%
 Jennison Growth Portfolio -- Class A...........   --             0.62%     0.08%             0.54%
 Loomis Sayles Small Cap Core Portfolio --
  Class A....................................... 0.04%            1.00%     0.08%             0.92%
 Loomis Sayles Small Cap Growth
  Portfolio -- Class A..........................   --             0.95%     0.09%             0.86%
 Met/Artisan Mid Cap Value Portfolio --
  Class A.......................................   --             0.84%       --              0.84%
 Met/Wellington Balanced Portfolio --
  Class A.......................................   --             0.54%     0.00%             0.54%

                                                                  DISTRIBUTION
                                                                     AND/OR
                                                     MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                                FEE      (12B-1) FEES   EXPENSES
--------------------------------------------------- ------------ -------------- ----------
 Met/Wellington Core Equity Opportunities
  Portfolio -- Class A.............................    0.70%          --        0.02%
 MetLife Asset Allocation 20 Portfolio --
  Class A..........................................    0.09%          --        0.02%
 MetLife Asset Allocation 40 Portfolio --
  Class A..........................................    0.06%          --          --
 MetLife Asset Allocation 60 Portfolio --
  Class A..........................................    0.05%          --          --
 MetLife Asset Allocation 80 Portfolio --
  Class A..........................................    0.05%          --          --
 MetLife Mid Cap Stock Index Portfolio --
  Class A..........................................    0.25%          --        0.04%
 MetLife Stock Index Portfolio -- Class A..........    0.25%          --        0.02%
 MFS(R) Total Return Portfolio -- Class A..........    0.55%          --        0.05%
 MFS(R) Value Portfolio -- Class A.................    0.70%          --        0.02%
 MSCI EAFE(R) Index Portfolio -- Class A...........    0.30%          --        0.10%
 Neuberger Berman Genesis Portfolio --
  Class A..........................................    0.81%          --        0.03%
 Russell 2000(R) Index Portfolio -- Class A........    0.25%          --        0.06%
 T. Rowe Price Large Cap Growth
  Portfolio -- Class A.............................    0.60%          --        0.02%
 T. Rowe Price Small Cap Growth
  Portfolio -- Class A.............................    0.47%          --        0.03%
 Western Asset Management Strategic Bond
  Opportunities Portfolio -- Class A...............    0.59%          --        0.04%
 Western Asset Management
  U.S. Government Portfolio -- Class A.............    0.47%          --        0.02%



                                                                      TOTAL       FEE WAIVER    NET TOTAL
                                                       ACQUIRED       ANNUAL        AND/OR        ANNUAL
                                                       FUND FEES    OPERATING      EXPENSE      OPERATING
PORTFOLIO                                            AND EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
--------------------------------------------------- -------------- ----------- --------------- -----------
 Met/Wellington Core Equity Opportunities
  Portfolio -- Class A.............................   --             0.72%     0.12%             0.60%
 MetLife Asset Allocation 20 Portfolio --
  Class A.......................................... 0.52%            0.63%     0.01%             0.62%
 MetLife Asset Allocation 40 Portfolio --
  Class A.......................................... 0.56%            0.62%       --              0.62%
 MetLife Asset Allocation 60 Portfolio --
  Class A.......................................... 0.60%            0.65%       --              0.65%
 MetLife Asset Allocation 80 Portfolio --
  Class A.......................................... 0.65%            0.70%       --              0.70%
 MetLife Mid Cap Stock Index Portfolio --
  Class A.......................................... 0.01%            0.30%     0.00%             0.30%
 MetLife Stock Index Portfolio -- Class A..........   --             0.27%     0.01%             0.26%
 MFS(R) Total Return Portfolio -- Class A..........   --             0.60%       --              0.60%
 MFS(R) Value Portfolio -- Class A.................   --             0.72%     0.14%             0.58%
 MSCI EAFE(R) Index Portfolio -- Class A........... 0.01%            0.41%     0.00%             0.41%
 Neuberger Berman Genesis Portfolio --
  Class A..........................................   --             0.84%     0.01%             0.83%
 Russell 2000(R) Index Portfolio -- Class A........ 0.01%            0.32%     0.00%             0.32%
 T. Rowe Price Large Cap Growth
  Portfolio -- Class A.............................   --             0.62%     0.02%             0.60%
 T. Rowe Price Small Cap Growth
  Portfolio -- Class A.............................   --             0.50%       --              0.50%
 Western Asset Management Strategic Bond
  Opportunities Portfolio -- Class A...............   --             0.63%     0.04%             0.59%
 Western Asset Management
  U.S. Government Portfolio -- Class A.............   --             0.49%     0.01%             0.48%



The information shown in the table above was provided by the Portfolios and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Portfolio's 2016 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Portfolio, but that the expenses of the Portfolio are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Portfolio's board of directors or trustees, are not shown.

Certain Portfolios that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Portfolio invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.



EXAMPLES

The examples are intended to help You compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs You bear while You hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolios' fees and expenses (described in the third table).


EXAMPLE 1.

This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

   o there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Annual Contract Fee was charged);

   o   reimbursement and/or waiver of expenses was not in effect;

   o your Deferred Annuity permits You to withdraw 10% of your Account Balance free from Early Withdrawal Charges each Contract Year;

   o You bear the minimum or maximum fees and expenses of any of the Portfolios;

   o   the underlying Portfolio earns a 5% annual return; and

   o You fully surrender your Deferred Annuity with applicable Early Withdrawal Charges deducted.



                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
                  --------   ---------   ---------   ---------
Maximum........     $900      $1,018      $1,302      $2,293
Minimum........     $822      $  780      $  898      $1,450


EXAMPLE 2.

This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

   o there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Annual Contract Fee was charged);

   o   reimbursement and/or waiver of expenses was not in effect;

   o your Deferred Annuity permits You to withdraw 20% of your Account Balance free from Early Withdrawal Charges each Contract Year;

   o You bear the minimum or maximum fees and expenses of any of the Portfolios;

   o   the underlying Portfolio earns a 5% annual return; and

   o You fully surrender your Deferred Annuity with applicable Early Withdrawal Charges deducted.



                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
                  --------   ---------   ---------   ---------
Maximum........     $900      $1,018      $1,302      $2,293
Minimum........     $822      $  780      $  898      $1,450


EXAMPLE 3.

This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

   o there was no allocation to the Fixed Interest Account (no Annual Contract Fee was charged);

   o   reimbursement and/or waiver of expenses was not in effect;

   o You bear the minimum or maximum fees and expenses of any of the Portfolios;

   o   the underlying Portfolio earns a 5% annual return; and


   o You annuitize (elect a pay-out option under your Deferred Annuity under which You receive income payments over your lifetime or for a period of at least five full years) or do not surrender your Deferred Annuity. (No Early Withdrawal Charges are deducted.)




                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
                  --------   ---------   ---------   ---------
Maximum........     $200        $618      $1,062      $2,293
Minimum........     $122        $380      $  658      $1,450

                       ACCUMULATION UNIT VALUES FOR EACH

                              INVESTMENT DIVISION
--------------------------------------------------------------------------------
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES ACCUMULATION UNIT VALUES MAY BE FOUND IN APPENDIX B.

                                    METLIFE

--------------------------------------------------------------------------------

Metropolitan Life Insurance Company ("MLIC" or the "Company") is a leading provider of life insurance, annuities, employee benefits and asset management with operations throughout the United States. The Company offers a broad range of protection products and services aimed at serving the financial needs of its customers throughout their lives. These products are sold to individuals and corporations, as well as other institutions, and their employees. The Company was incorporated under the laws of New York in 1868. The Company's home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc., together with its subsidiaries and affiliates, is a global provider of life insurance, annuities, employee benefit and asset management, serving approximately 100 million customers. MetLife holds leading market positions in the United States, Japan, Latin America, Asia, Europe and the Middle East.




                      METROPOLITAN LIFE SEPARATE ACCOUNT E
--------------------------------------------------------------------------------

We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Enhanced Preference Plus Account and Financial Freedom Account Variable Annuity Contracts and some other Variable Annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").


The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities - such as death benefits and income payments - even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments and are not guaranteed by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

The investment manager to certain of the Portfolios offered with the Contracts or with other Variable Annuity contracts issued through the Separate Account may be regulated as Commodity Pool Operators. While it does not concede that the Separate Account is a commodity pool, the Company has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration or regulation as a pool operator under the CEA.




                               VARIABLE ANNUITIES

--------------------------------------------------------------------------------
There are two types of variable annuities described in this Prospectus:
Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or the amount of each income payment varies based on the investment performance of the Investment Divisions You choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money or income payment amount is at risk. The degree of risk will depend on the Investment Divisions You select. The Accumulation Unit Value or Annuity Unit Value for each Investment Division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus. The Prospectus describes the material features of the Deferred Annuities and the Income Annuities.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." The Fixed Interest Account is part of our general account and offers an interest rate that is guaranteed by us (the current minimum rate on the Fixed Interest Account is 3% but may be lower based on your state and issue date and, therefore, may be lower for certain Contracts). Your registered representative can tell you the current and minimum interest rates that apply. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor our general account has been registered as an investment company under the 1940 Act. Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them. All guarantees as to purchase payments or Account Balance allocated to the Fixed Account, interest credited to the Fixed Account, and fixed annuity payments are subject to our financial strength and claims-paying ability.


The group Deferred Annuities and group Income Annuities described in this Prospectus are offered to employers, associations, trusts or other groups for their employees, members or participants.


A DEFERRED ANNUITY

You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.

All tax sheltered annuities ("TSA(s)"), public employee deferred compensation ("PEDC") arrangements, 403(a) and individual retirement plan(s) ("IRA(s)") receive tax deferral under the Internal Revenue Code ("Code"). There are no additional tax benefits from funding these tax qualified arrangements with a Deferred Annuity. Therefore, there should be reasons other than tax deferral, such as the availability of a guaranteed income for life or the death benefit, for acquiring the Deferred Annuity within these arrangements.

NON-NATURAL PERSONS AS OWNERS OR BENEFICIARIES. If a non-natural person, such as a trust, is the owner of a non-qualified Deferred Annuity, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the usefulness of the living (if any) and/or death benefits. Naming a non-natural person, such as a trust or estate, as a beneficiary under the Deferred Annuity will generally, eliminate the beneficiary's ability to "stretch" or a spousal beneficiary's ability to continue the Deferred Annuity and the living (if any) and/or death benefits.

A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase. The pay-out phase begins when You either take all of your money out of the account or You elect "income" payments using the money in your account. The number and the amount of the income payments You receive will depend on such things as the type of pay-out option You choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."

Generally, it is not advisable to purchase a Deferred Annuity as a replacement for an existing annuity contract. You should replace an existing contract only when You determine that the Deferred Annuity is better for You. You may have to pay a withdrawal charge on your existing contract, and the Deferred Annuity may impose a new withdrawal charge period. Before You buy a Deferred Annuity ask your registered representative if purchasing a Deferred Annuity would be advantageous, given the Deferred Annuity's features, benefits and charges.

You should talk to your tax adviser to make sure that this purchase will qualify as a tax-free exchange. If You surrender your existing contract for cash and then buy the Deferred Annuity, You may have to pay Federal income taxes, including possible penalty taxes, on the surrender. Also, because we will not issue the Deferred Annuity until we have received the initial purchase payment from your existing insurance company, the issuance of the Deferred Annuity may be delayed.

We no longer make the Enhanced Preference Plus Account Deferred Annuity available, however, current Contract owners may continue to make additional purchase payments, and new participants may enroll under any issued group Contract.


AN INCOME ANNUITY

An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of income payment suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments You receive will depend on such things as the income payment type You choose, your investment choices and the amount of your purchase payment.

The Enhanced Preference Plus Account Income Annuities are no longer available.




                            YOUR INVESTMENT CHOICES

--------------------------------------------------------------------------------

The Metropolitan Fund, Met Investors Fund, Calvert Fund Fidelity(R) VIP Funds and American Funds(R) and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. You should read these prospectuses carefully before making purchase payments to the Investment Divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on American Funds(R) Portfolios, which are Class 2, and the following Portfolios: BlackRock Large Cap Value, BlackRock Capital Appreciation, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, PIMCO Inflation Protected Bond, SSGA Growth ETF, SSGA Growth and Income ETF Portfolios, which are Class E, Loomis Sayles Global Markets and Met/Franklin Low Duration Total Return, which are Class B, and American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation, which are Class C.

The investment choices are listed in alphabetical order below (based upon the Portfolio's legal names). (See Appendix D -- "Portfolio Legal and Marketing Names.") The Investment Divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account/Fixed Income Option. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. While the Investment Divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these Investment Divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. The degree of investment risk You assume will depend on the Investment Divisions You choose. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance and/or variable income payments based on amounts allocated to the Investment Divisions may go down as well as up.


Each Portfolio has different investment objectives and risks. The Portfolio prospectuses contain more detailed information on each Portfolio's investment strategy, investment managers and its fees. You may obtain a Portfolio prospectus by calling 1 800-638-7732 or through your registered representative. We do not guarantee the investment results of the Portfolios.

The current Portfolios are listed below, along with their investment manager and any sub-investment manager.


           PORTFOLIO                     INVESTMENT OBJECTIVE           INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
------------------------------ --------------------------------------- ------------------------------------------
AMERICAN FUNDS(R)
American Funds Bond Fund       Seeks as high a level of current        Capital Research and Management
                               income as is consistent with the        Company
                               preservation of capital.
American Funds Global Small    Seeks long-term growth of capital.      Capital Research and Management
 Capitalization Fund                                                   Company
American Funds Growth Fund     Seeks growth of capital.                Capital Research and Management
                                                                       Company
American Funds Growth-Income   Seeks long-term growth of capital and   Capital Research and Management
 Fund                          income.                                 Company

               PORTFOLIO                          INVESTMENT OBJECTIVE            INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
-------------------------------------- ----------------------------------------- ------------------------------------------
CALVERT FUND
Calvert VP SRI Balanced Portfolio      Seeks to achieve a competitive total      Calvert Investment Management, Inc.
                                       return through an actively managed
                                       portfolio of stocks, bonds and money
                                       market instruments which offer
                                       income and capital growth
                                       opportunity.
Calvert VP SRI Mid Cap Growth          Seeks to provide long-term capital        Calvert Investment Management, Inc.
 Portfolio                             appreciation by investing primarily in    Subadviser: New Amsterdam Partners
                                       a non-diversified portfolio of the        LLC
                                       equity securities of mid-sized
                                       companies that are undervalued but
                                       demonstrate a potential for growth.
FIDELITY(R) VIP FUNDS
Equity-Income Portfolio                Seeks reasonable income. The fund         Fidelity Management & Research
                                       will also consider the potential for      Company
                                       capital appreciation. The fund's goal     Subadviser: FMR Co., Inc.
                                       is to achieve a yield which exceeds
                                       the composite yield on the securities
                                       comprising the S&P 500(R) Index.
Growth Portfolio                       Seeks to achieve capital appreciation.    Fidelity Management & Research
                                                                                 Company
                                                                                 Subadviser: FMR Co., Inc.
Investment Grade Bond Portfolio        Seeks as high a level of current          Fidelity Management & Research
                                       income as is consistent with the          Company
                                       preservation of capital.                  Subadviser: Fidelity Investments
                                                                                 Money Management, Inc.
MET INVESTORS FUND
American Funds(R) Balanced             Seeks a balance between a high level      MetLife Advisers, LLC
 Allocation Portfolio                  of current income and growth of
                                       capital, with a greater emphasis on
                                       growth of capital.
American Funds(R) Growth Allocation    Seeks growth of capital.                  MetLife Advisers, LLC
 Portfolio
American Funds(R) Moderate             Seeks a high total return in the form     MetLife Advisers, LLC
 Allocation Portfolio                  of income and growth of capital, with
                                       a greater emphasis on income.
Clarion Global Real Estate Portfolio   Seeks total return through investment     MetLife Advisers, LLC
                                       in real estate securities, emphasizing    Subadviser: CBRE Clarion Securities
                                       both capital appreciation and current     LLC
                                       income.
ClearBridge Aggressive Growth          Seeks capital appreciation.               MetLife Advisers, LLC
 Portfolio                                                                       Subadviser: ClearBridge Investments,
                                                                                 LLC
Harris Oakmark International           Seeks long-term capital appreciation.     MetLife Advisers, LLC
 Portfolio                                                                       Subadviser: Harris Associates L.P.
Invesco Mid Cap Value Portfolio        Seeks high total return by investing in   MetLife Advisers, LLC
                                       equity securities of mid-sized            Subadviser: Invesco Advisers, Inc.
                                       companies.
Invesco Small Cap Growth Portfolio     Seeks long-term growth of capital.        MetLife Advisers, LLC
                                                                                 Subadviser: Invesco Advisers, Inc.

                PORTFOLIO                            INVESTMENT OBJECTIVE            INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
----------------------------------------- ----------------------------------------- ------------------------------------------
Loomis Sayles Global Markets              Seeks high total investment return        MetLife Advisers, LLC
 Portfolio                                through a combination of capital          Subadviser: Loomis, Sayles &
                                          appreciation and income.                  Company, L.P.
Met/Franklin Low Duration Total           Seeks a high level of current income,     MetLife Advisers, LLC
 Return Portfolio                         while seeking preservation of             Subadviser: Franklin Advisers, Inc.
                                          shareholders' capital.
Met/Wellington Large Cap Research         Seeks long-term capital appreciation.     MetLife Advisers, LLC
 Portfolio                                                                          Subadviser: Wellington Management
                                                                                    Company LLP
MetLife Asset Allocation 100 Portfolio    Seeks growth of capital.                  MetLife Advisers, LLC
MFS(R) Research International Portfolio   Seeks capital appreciation.               MetLife Advisers, LLC
                                                                                    Subadviser: Massachusetts Financial
                                                                                    Services Company
Morgan Stanley Mid Cap Growth             Seeks capital appreciation.               MetLife Advisers, LLC
 Portfolio                                                                          Subadviser: Morgan Stanley
                                                                                    Investment Management Inc.
Oppenheimer Global Equity Portfolio       Seeks capital appreciation.               MetLife Advisers, LLC
                                                                                    Subadviser: OppenheimerFunds, Inc.
PIMCO Inflation Protected Bond            Seeks maximum real return,                MetLife Advisers, LLC
 Portfolio                                consistent with preservation of capital   Subadviser: Pacific Investment
                                          and prudent investment management.        Management Company LLC
PIMCO Total Return Portfolio              Seeks maximum total return,               MetLife Advisers, LLC
                                          consistent with the preservation of       Subadviser: Pacific Investment
                                          capital and prudent investment            Management Company LLC
                                          management.
SSGA Growth and Income ETF                Seeks growth of capital and income.       MetLife Advisers, LLC
 Portfolio                                                                          Subadviser: SSGA Funds
                                                                                    Management, Inc.
SSGA Growth ETF Portfolio                 Seeks growth of capital.                  MetLife Advisers, LLC
                                                                                    Subadviser: SSGA Funds
                                                                                    Management, Inc.
T. Rowe Price Mid Cap Growth              Seeks long-term growth of capital.        MetLife Advisers, LLC
 Portfolio                                                                          Subadviser: T. Rowe Price Associates,
                                                                                    Inc.
METROPOLITAN FUND
Baillie Gifford International Stock       Seeks long-term growth of capital.        MetLife Advisers, LLC
 Portfolio                                                                          Subadviser: Baillie Gifford Overseas
                                                                                    Limited
Barclays Aggregate Bond Index             Seeks to track the performance of the     MetLife Advisers, LLC
 Portfolio                                Barclays U.S. Aggregate Bond Index.       Subadviser: MetLife Investment
                                                                                    Advisors, LLC
BlackRock Bond Income Portfolio           Seeks a competitive total return          MetLife Advisers, LLC
                                          primarily from investing in               Subadviser: BlackRock Advisors, LLC
                                          fixed-income securities.
BlackRock Capital Appreciation            Seeks long-term growth of capital.        MetLife Advisers, LLC
 Portfolio                                                                          Subadviser: BlackRock Advisors, LLC
BlackRock Large Cap Value Portfolio       Seeks long-term growth of capital.        MetLife Advisers, LLC
                                                                                    Subadviser: BlackRock Advisors, LLC

               PORTFOLIO                          INVESTMENT OBJECTIVE            INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
--------------------------------------- ---------------------------------------- ------------------------------------------
Frontier Mid Cap Growth Portfolio       Seeks maximum capital appreciation.      MetLife Advisers, LLC
                                                                                 Subadviser: Frontier Capital
                                                                                 Management Company, LLC
Jennison Growth Portfolio               Seeks long-term growth of capital.       MetLife Advisers, LLC
                                                                                 Subadviser: Jennison Associates LLC
Loomis Sayles Small Cap Core            Seeks long-term capital growth from      MetLife Advisers, LLC
 Portfolio                              investments in common stocks or          Subadviser: Loomis, Sayles &
                                        other equity securities.                 Company, L.P.
Loomis Sayles Small Cap Growth          Seeks long-term capital growth.          MetLife Advisers, LLC
 Portfolio                                                                       Subadviser: Loomis, Sayles &
                                                                                 Company, L.P.
Met/Artisan Mid Cap Value Portfolio     Seeks long-term capital growth.          MetLife Advisers, LLC
                                                                                 Subadviser: Artisan Partners Limited
                                                                                 Partnership
Met/Wellington Balanced Portfolio       Seeks long-term capital appreciation     MetLife Advisers, LLC
                                        with some current income.                Subadviser: Wellington Management
                                                                                 Company LLP
Met/Wellington Core Equity              Seeks to provide a growing stream of     MetLife Advisers, LLC
 Opportunities Portfolio                income over time and, secondarily,       Subadviser: Wellington Management
                                        long-term capital appreciation and       Company LLP
                                        current income.
MetLife Asset Allocation 20 Portfolio   Seeks a high level of current income,    MetLife Advisers, LLC
                                        with growth of capital as a secondary
                                        objective.
MetLife Asset Allocation 40 Portfolio   Seeks high total return in the form of   MetLife Advisers, LLC
                                        income and growth of capital, with a
                                        greater emphasis on income.
MetLife Asset Allocation 60 Portfolio   Seeks a balance between a high level     MetLife Advisers, LLC
                                        of current income and growth of
                                        capital, with a greater emphasis on
                                        growth of capital.
MetLife Asset Allocation 80 Portfolio   Seeks growth of capital.                 MetLife Advisers, LLC
MetLife Mid Cap Stock Index             Seeks to track the performance of the    MetLife Advisers, LLC
 Portfolio                              Standard & Poor's MidCap 400(R)          Subadviser: MetLife Investment
                                        Composite Stock Price Index.             Advisors, LLC
MetLife Stock Index Portfolio           Seeks to track the performance of the    MetLife Advisers, LLC
                                        Standard & Poor's 500(R) Composite       Subadviser: MetLife Investment
                                        Stock Price Index.                       Advisors, LLC
MFS(R) Total Return Portfolio           Seeks a favorable total return through   MetLife Advisers, LLC
                                        investment in a diversified portfolio.   Subadviser: Massachusetts Financial
                                                                                 Services Company
MFS(R) Value Portfolio                  Seeks capital appreciation.              MetLife Advisers, LLC
                                                                                 Subadviser: Massachusetts Financial
                                                                                 Services Company
MSCI EAFE(R) Index Portfolio            Seeks to track the performance of the    MetLife Advisers, LLC
                                        MSCI EAFE(R) Index.                      Subadviser: MetLife Investment
                                                                                 Advisors, LLC
Neuberger Berman Genesis Portfolio      Seeks high total return, consisting      MetLife Advisers, LLC
                                        principally of capital appreciation.     Subadviser: Neuberger Berman
                                                                                 Investment Advisers LLC

              PORTFOLIO                         INVESTMENT OBJECTIVE            INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
------------------------------------ ----------------------------------------- ------------------------------------------
Russell 2000(R) Index Portfolio      Seeks to track the performance of the     MetLife Advisers, LLC
                                     Russell 2000(R) Index.                    Subadviser: MetLife Investment
                                                                               Advisors, LLC
T. Rowe Price Large Cap Growth       Seeks long-term growth of capital.        MetLife Advisers, LLC
 Portfolio                                                                     Subadviser: T. Rowe Price Associates,
                                                                               Inc.
T. Rowe Price Small Cap Growth       Seeks long-term capital growth.           MetLife Advisers, LLC
 Portfolio                                                                     Subadviser: T. Rowe Price Associates,
                                                                               Inc.
Western Asset Management Strategic   Seeks to maximize total return            MetLife Advisers, LLC
 Bond Opportunities Portfolio        consistent with preservation of           Subadviser: Western Asset
                                     capital.                                  Management Company
Western Asset Management             Seeks to maximize total return            MetLife Advisers, LLC
 U.S. Government Portfolio           consistent with preservation of capital   Subadviser: Western Asset
                                     and maintenance of liquidity.             Management Company

Certain Portfolios have been subject to a change. Please see Appendix C --"Additional Information Regarding the Portfolios."



INVESTMENT CHOICES WHICH ARE FUND OF FUNDS


The following Portfolios available within the Metropolitan Fund and Met Investors Fund are "fund of funds":

MetLife Asset Allocation 20 Portfolio
MetLife Asset Allocation 40 Portfolio
MetLife Asset Allocation 60 Portfolio
MetLife Asset Allocation 80 Portfolio
MetLife Asset Allocation 100 Portfolio
American Funds(R) Balanced Allocation Portfolio
American Funds(R) Growth Allocation Portfolio
American Funds(R) Moderate Allocation Portfolio
SSGA Growth ETF Portfolio
SSGA Growth and Income ETF Portfolio

"Fund of funds" Portfolios invest substantially all of their assets in other portfolios or, with respect to the SSGA Growth ETF Portfolio and the SSGA Growth and Income ETF Portfolio, other exchange-traded funds ("Underlying ETFs"). Therefore, each of these Portfolios will bear its pro rata share of the fees and expenses incurred by the underlying portfolios or Underlying ETFs in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the fund of funds Portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios or Underlying ETFs in which the fund of funds Portfolio invests. You may be able to realize lower aggregate expenses by investing directly in the underlying portfolios and Underlying ETFs instead of investing in the fund of funds Portfolios, if such underlying portfolios or Underlying ETFs are available under the Contract. However, no Underlying ETFs and only some of the underlying portfolios are available under the Contract.


ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Some of the investment choices may not be available under the terms of your Deferred Annuity or Income Annuity. The Contract or other correspondence we provide You will indicate the Investment Divisions that are available to You. Your investment choices may be limited because:

   o Your employer, association or other group contract holder limits the available Investment Divisions.

   o   We have restricted the available Investment Divisions.

   o   Some of the Investment Divisions are not approved in your state.

The Investment Divisions buy and sell shares of corresponding mutual fund Portfolios. These Portfolios, which are part of the Metropolitan Fund, the Met Investors Fund, the Calvert Fund, Fidelity(R) VIP Funds or the American Funds(R), invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to You under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The Calvert Fund, Fidelity(R) VIP Finds and American Funds(R) Portfolios are made available by the funds only through various insurance company annuities and life insurance policies.


The Metropolitan Fund, the Met Investors Fund, the Calvert Fund, Fidelity(R) VIP Funds and American Funds(R) are each a "series" type fund registered with the SEC as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the fund.


The Portfolios of the Metropolitan Fund and Met Investors Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds(R) pay Capital Research and Management Company a monthly fee for its services as their investment manager. The Portfolios of the Calvert Fund pay Calvert Asset Management Company, Inc. a monthly fee for its services as their investment manager. Similarly, the Portfolios of the Fidelity(R) VIP Funds pay Fidelity Management & Research Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund, Met Investors Fund, Calvert Fund Fidelity(R) VIP Funds and American Funds(R).


In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each fund's prospectus.


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS


An investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or its affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment manager MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the investment manager makes a profit with respect to the investment management fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the investment manager. (See the Table of Expenses for information on the investment management fees paid by the Portfolios and the SAIs for the Portfolios for information on the investment management fees paid by the investment managers to the sub-investment managers.)

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio's 12b-1 Plan, if any, is described in more detail in each Portfolio's prospectus. (See the Fee Table and "Who Sells the Deferred Annuities and Income Annuities.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.


PORTFOLIO SELECTION


We select the Portfolios offered through the Contracts based on a number of criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment manager are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of Contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from contract owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of contract value to such Portfolios.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE ACCOUNT BALANCE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.




                               DEFERRED ANNUITIES

--------------------------------------------------------------------------------
This Prospectus describes the following Deferred Annuities under which You can accumulate money:

Financial Freedom Account:
o    TSA (Tax Sheltered Annuity)
o    403(a) (Qualified annuity plans under Section 403(a))
o    Non-Qualified (for certain deferred arrangements and plans)

Enhanced Preference Plus Account:
o    TSA (Tax Sheltered Annuity)
o    403(a) (Qualified annuity plans under Section 403(a))
o    PEDC (Public Employee Deferred Compensation)
o    Traditional IRA (Individual Retirement Annuities)
o    Non-Qualified
o    Non-Qualified (for certain deferred arrangements and plans)

These Non-Qualified Deferred Annuities (for certain deferred arrangements and plans) include Section 457(f) deferred compensation plans, Section 451 deferred fee arrangements, Section 451 deferred compensation plans, Section 457(e)(11) severance and death benefits plans, and for Financial Freedom Deferred Annuities only, Section 415(m) qualified governmental excess benefit arrangements. The Non-Qualified Deferred Annuities for Section 457(e)(11) severance and death benefit plans have special tax risks. We no longer offer
Section 457(e)(11) severance and death benefit plans but will accept purchase payments for those already issued.

In general under these types of non-qualified deferred compensation arrangements, all assets under the plan (including the Contract) are owned by the employer (or a trust subject to the claims of the employer's creditors). Participants may be permitted, if authorized under the plan, to make certain "deemed" investment choices and allocations. However, the entire interest under the Contract remains the property of the employer and any Account Balances thereunder are maintained solely for accounting purposes under the plan.

These Deferred Annuities are issued to a group. You are then a participant under the group's Deferred Annuity. Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder. Deferred Annuities may be either:

   o Allocated (your Account Balance records are kept for You as an individual); or

   o Unallocated (Account Balance records are kept for a plan or group as a whole).


THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN


If You participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, loans, the death benefit and pay-out options. The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. Also, the Deferred Annuity may require that You or your beneficiary obtain a signed authorization from your employer or plan administrator to exercise certain rights. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult your Deferred Annuity Contract and plan document to see how You may be affected. If You are a Texas Optional Retirement Program participant, please see Appendix E for specific information which applies to You.



403(B) PLAN TERMINATIONS

Upon a 403(b) plan termination, your employer is required to distribute your plan benefits under the Contract to You. Your employer may permit You to receive your distribution of your 403(b) plan benefit in cash or in the form of the Contract.

If You elect to receive your distributions in cash, the distribution is a withdrawal under the Contract and any amounts withdrawn are subject to applicable Early Withdrawal Charges. Outstanding loans will be satisfied (paid) from your cash benefit prior to its distribution to You. In addition your cash distributions are subject to withholding, ordinary income tax and applicable Federal income tax penalties. (See "Income Taxes.") Early Withdrawal Charges will be waived if the net distribution is made under the exceptions listed in the "When No Early Withdrawal Charge Applies" section of the Prospectus. However, if your employer chooses to distribute cash as the default option, your employer may not give You the opportunity to instruct MetLife to make, at a minimum, a direct transfer to another funding option or annuity contract issued by us or one of our affiliates, which may avoid an Early Withdrawal Charge. In that case, You will receive the net cash distribution, less any applicable Early Withdrawal Charge and withholding. In addition, You would forfeit any accrued guaranteed death benefit.

If You receive the distribution in the form of the Contract, we will continue to administer the Contract according to its terms. However in that case, You may not make any additional purchase payments or take any loans. In addition, MetLife will rely on You to provide certain information that would otherwise be provided to MetLife by the employer or plan administrator. The employer may choose distribution of the Contract as the default option. The employer may not choose distribution of the Contract as a default option when that Contract is an investment vehicle for a TSA ERISA plan.



OTHER PLAN TERMINATIONS

Upon termination of a retirement plan this is not a Section 403(b) plan, your employer is generally required to distribute your plan benefits under the Contract to You.


This distribution is in cash. The distribution is a withdrawal under the Contract and any amounts withdrawn are subject to any applicable Early Withdrawal Charges. Outstanding loans, if available will be satisfied (paid) from your cash benefit prior to its distribution to You. In addition, your cash distributions are subject to withholding, ordinary income tax and applicable Federal income tax penalties. (See "Income Taxes"). Early Withdrawal Charges will be waived if the net distribution is made under the exceptions listed in the "Early Withdrawal Charges" section of the prospectus. However, your employer may not give You the opportunity to instruct the Company to make, at a minimum, a direct transfer to another funding option or annuity contract issued by us or one of our affiliates which may avoid a withdrawal charge. In that case, You will receive the net cash distribution, less any applicable Early Withdrawal Charge and withholding.



AUTOMATED INVESTMENT STRATEGIES


There are five automated investment strategies available to You for Enhanced Deferred Annuities. We created these investment strategies to help You manage your money. You decide if one is appropriate for You based upon your risk tolerance and savings goals. The Equity Generator is the only investment strategy available for Financial Freedom Deferred Annuities. These investment strategies are available to You without any additional charges. As with any investment program, no strategy can guarantee a gain -- You can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.


The Allocator, the Equalizer and the Index Selector are not available to all Enhanced Deferred Annuities. Certain administrative platforms may have an alternative dollar cost averaging program that permits an amount to be transferred from any Investment Division to one or more different Investment Divisions on a monthly, quarterly, semi-annual or annual basis. Certain administrative platforms may have an alternative rebalancing program that permits rebalancing on a one-time, quarterly, semi-annually or annual basis. Your enrollment form will indicate if any of the automated investment strategies or the alternative dollar cost averaging program and the alternative rebalancing program is available under Your Contract.

THE EQUITY GENERATOR(R): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index Division or the Frontier Mid Cap Growth Division, based on your selection. If your Fixed Interest Account Balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

Certain administrative platforms may allow an amount equal to the interest earned in the Fixed Interest Account to be transferred quarterly to the MetLife Stock Index Division.

As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and You never request allocation changes or transfers, You will not pay more in Early Withdrawal Charges than your Contract earns. Early Withdrawal Charges may be taken from any of your earnings.


THE EQUALIZERSM: You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the Frontier Mid Cap Growth Division. Each quarter, amounts are transferred between the Fixed Interest Account and your chosen Investment Division to make the value of each equal. For example, if You choose the MetLife Stock Index Division and over the quarter it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.

THE REBALANCER(R): You select a specific asset allocation for your entire Account Balance from among the Investment Divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.

THE INDEX SELECTOR(R): You may select one of five asset allocation models (the Conservative Model, the Conservative to Moderate Model, the Moderate Model, the Moderate to Aggressive Model and the Aggressive Model) which are designed to correlate to various risk tolerance levels. Based on the model You choose, your entire Account Balance is allocated among the Barclays Aggregate Bond Index, MetLife Stock Index, MSCI EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account. Each quarter, the percentage in each of these Investment Divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the Investment Divisions and the Fixed Interest Account.

In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.

We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when You elected the Index Selector. You should consider whether it is appropriate for You to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations.

The asset allocation models used in the Index Selector strategy may change from time to time. If You are interested in an updated model, please contact your sales representative.


You may choose another Index Selector(R) strategy or terminate your Index Selector(R) strategy at any time. If You choose another Index Selector(R) strategy, You must select from the asset allocation models available at that time. After termination, if You then wish to select the Index Selector(R) strategy again, You must select from the asset allocation models available at that time.

THE ALLOCATORSM: Each month, a dollar amount You choose is transferred from the Fixed Interest Account to any of the Investment Divisions You choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account Balance is exhausted, this strategy is automatically discontinued.

The Equity Generator(R) and the Allocator(SM) are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, You should consider whether You wish to continue the strategy through periods of fluctuating prices.


We may terminate all transactions under any automated investment strategy, depending on your administrative platform, upon notification of your death.


PURCHASE PAYMENTS

There is no minimum purchase payment.

For Non-Qualified Deferred Annuities for certain deferred arrangements or plans (except those for Section 415(m) arrangements), we may require that each purchase payment be at least $2,000. In addition, we may require that your total purchase payments must be at least $15,000 for the first Contract Year and at least $5,000 each subsequent Contract Year.

Unless limited by tax law, You may continue to make purchase payments under Enhanced Deferred Annuities while You receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, salary reduction or salary deduction. You may make purchase payments to your Deferred Annuity whenever You choose, up to the date You begin receiving payments from a pay-out option.

In the case of TSA Deferred Annuity money being transferred from a fixed account of another insurance company where You did not have access to your money because the company was being rehabilitated or liquidated, we may add additional money to the amount transferred to us to reflect the earlier lack of access.


PURCHASE PAYMENTS -- SECTION 403(B) PLANS

The Internal Revenue Service ("IRS") announced new regulations affecting
Section 403(b) plans and arrangements which were generally effective January 1, 2009. As part of these regulations, employers will need to meet certain requirements in order for their employees' annuity contracts that fund these programs to retain a tax deferred status under Section 403(b). Prior to the new rules, transfers of one annuity contract to another would not result in a loss of tax deferred status under Section 403(b) under certain conditions (so-called "90-24 transfers"). The new regulations have the following effect regarding transfers: (1) a newly issued contract funded by a transfer which is completed AFTER September 24, 2007, is subject to the employer requirements referred to above; (2) additional purchase payments made AFTER September 24, 2007, to a contract that was funded by a 90-24 transfer ON OR BEFORE September 24, 2007, MAY subject the contract to this new employer requirement.


In consideration of these regulations, we have determined only to make available the Contract for purchase (including transfers) where your employer currently permits salary reduction contributions to be made to the Contract.


If your Contract was issued previously as a result of a 90-24 transfer completed on or before September 24, 2007, and You have never made salary reduction contributions into your Contract, we urge You to consult with your tax adviser prior to making additional purchase payments.


ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the Investment Divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

If You choose to make an allocation to the asset allocation Investment Divisions with your initial purchase payment, 100% of your allocation to the investment choices must be to only one of the asset allocation Investment Divisions. After the initial purchase payment has been made, You may allocate subsequent purchase payments or make transfers from any asset allocation Investment Division to any investment choice or to one or more of the asset allocation Investment Divisions.


LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

   o   Federal tax laws;

   o Our right to limit the total of your purchase payments to $1,000,000. We may change the maximum by telling You in writing at least 90 days in advance;

   o Regulatory requirements. For example, if You reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after You have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to You after You turn age 60; or after You turn age 63, if the Deferred Annuity was issued before You were age 61 (except under the Enhanced PEDC Deferred Annuity);

   o Retirement, for certain Deferred Annuities. You may no longer make purchase payments if You retire;

   o   Leaving your job (for TSA and 403(a) Deferred Annuities);


   o   A withdrawal based on your leaving your job; and


   o Receiving systematic termination payments (described later) from both the Separate Account and the Fixed Interest Account.

THE VALUE OF YOUR INVESTMENT

Accumulation Units are credited to You when You make purchase payments or transfers into an Investment Division. When You withdraw or transfer money from an Investment Division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each Investment
Division:

   o First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

   o Next, we subtract the daily equivalent of our insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

   o Finally, we multiply the previous Accumulation Unit Value by this result.


EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume You make a purchase payment of $500 into one Investment Division and that Investment Division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.


  $500
------
          =   50 accumulation units
   $10

CALCULATING THE ACCUMULATION UNIT VALUE

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x$10.50 =$525).

           $10.00 x1.05 =$10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x$9.50 =$475).

           $10.00 x.95 =$9.50 is the new Accumulation Unit Value


TRANSFERS

You may make tax-free transfers between Investment Divisions or between the Investment Divisions and the Fixed Interest Account. Such transfers are free of any Early Withdrawal Charges to You, except under certain Financial Freedom Deferred Annuities where You may incur Early Withdrawal Charges, if applicable, for money transferred from the Fixed Interest Account to the Investment Divisions. Some additional restrictions may also apply to transfers from the Fixed Interest Account to the Investment Divisions. For us to process a transfer, You must tell us:

   o   The percentage or dollar amount of the transfer;

   o The Investment Divisions (or Fixed Interest Account) from which You want the money to be transferred;

   o The Investment Divisions (or Fixed Interest Account) to which You want the money to be transferred; and

   o Whether You intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

Your transfer request must be in Good Order and completed prior to the close of the Exchange on a business day if You want the transaction to take place on that day. All other transfer requests in Good Order will be processed on our next business day.

For additional transfer restrictions (see "General
Information--Valuation--Suspension of Payments").

WE MAY REQUIRE YOU TO:

   o   Use our forms;

   o Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy or if there is an outstanding loan from the Fixed Interest Account); or

   o Transfer a minimum amount if the transfer is in connection with the Allocator.


RESTRICTIONS ON TRANSFERS

RESTRICTIONS ON FREQUENT TRANSFERS/REALLOCATIONS. Frequent requests from contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Frequent transfers/reallocations involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).


We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We monitor transfer/reallocation activity in the following Monitored Portfolios:

     American Funds Global Small Capitalization Fund
     Baillie Gifford International Stock Portfolio
     Clarion Global Real Estate Portfolio
     Harris Oakmark International Portfolio
     Invesco Small Cap Growth Portfolio
     Loomis Sayles Global Markets Portfolio
     Loomis Sayles Small Cap Core Portfolio
     Loomis Sayles Small Cap Growth Portfolio
     MFS(R) Research International Portfolio
     MSCI EAFE(R) Index Portfolio
     Neuberger Berman Genesis Portfolio
     Oppenheimer Global Equity Portfolio
     Russell 2000(R) Index Portfolio
     T. Rowe Price Small Cap Growth Portfolio
     Western Asset Management Strategic Bond Opportunities Portfolio

We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER PORTFOLIOS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER/REALLOCATION ACTIVITY IN THOSE PORTFOLIOS. We may change the Monitored Portfolios at any time without notice in our sole discretion.


As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer/reallocation policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer/reallocation policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy. A process has been implemented to enforce the American Funds(R) restrictions. There is no guarantee that this process will detect all contract holders whose transfer/reallication activity in the American Funds(R) Portfolios violates this monitoring policy.


Our policies and procedures may result in transfer/reallocation restrictions being applied to deter frequent transfers/reallocations. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, we require future requests to or from any Monitored Portfolios under that Contract to be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of this restriction. Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this Prospectus are not treated as transfers when we monitor the frequency of transfers.

Your third-party administrator has its own standards with regard to monitoring activity in the Monitored Portfolios and how subsequent transfer/reallocation activity will be restricted once those standards are triggered. These standards and subsequent trading restrictions may be more or less restrictive than ours, and presently include restrictions on non-Monitored Portfolios. The differences in monitoring standards and restrictions are due to systems limitation and may change from time to time as those systems are upgraded.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate frequent transfers/reallocations in any Portfolio and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in frequent transfers/reallocations; we apply our policies and procedures without exception, waiver or special arrangement.


The Portfolios may have adopted their own policies and procedures with respect to frequent transfers/reallocations in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer/reallocation policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent transfer/reallocation policies established by the Portfolio.

In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer/reallocation policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from contract owners engaged in frequent transfer/reallocation trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers/reallocations (even if an entire omnibus order is rejected due to the frequent transfers/reallocations of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.


Restrictions on Large Transfers/Reallocations. Large transfers/reallocations may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a large cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer/reallocation activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer/reallocation requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer/reallocation requests from that third party must be submitted in writing with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.



ACCESS TO YOUR MONEY

You may withdraw either all or part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

   o   The percentage or dollar amount of the withdrawal; and

   o The Investment Divisions (or Fixed Interest Account) from which You want the money to be withdrawn.

Your withdrawal may be subject to income taxes, tax penalties and Early Withdrawal Charges.

Generally, if You request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require You to use our original forms.

We may withhold payment of withdrawal if any portion of those proceeds would be derived from your check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.


You may submit a written withdrawal request, which must be received at the MetLife Designated Office on or before the date the pay-out phase begins, that indicates that the withdrawal should be processed as of the date the pay-out phase begins, in which case the request will be deemed to have been received on, and the withdrawal amount will be priced according to, the accumulation unit value calculated as of the date the pay-out phase begins.



ACCOUNT REDUCTION LOANS

We may administer loan programs made available through plans or group arrangements on an account reduction basis for certain Deferred Annuities. If the loan is in default and has been reported to the IRS as income but not yet offset, loan repayments will be posted as after-tax contributions. Loan amounts will be taken from amounts that are vested according to your plan or group arrangement on a pro-rata basis from the source(s) of money the plan or group arrangement permits to be borrowed (e.g., money contributed to the plan or group arrangement through salary reduction, elective deferrals, direct transfers, direct rollovers and employer contributions), then on a pro-rata basis from each Investment Division and the Fixed Interest Account in which You then have a balance consisting of these sources of money. Loan repayment amounts will be posted back to the original money sources used to make the loan, if the loan is in good standing at the time of repayment. Loan repayments will be allocated to the Investment Divisions and the Fixed Interest Account in the same percentages as your current investment election for contributions. Loan repayment periods, repayment methods, interest rate, default procedures, tax reporting and permitted minimum and maximum loan amounts will be disclosed in the loan agreement documents. There may be initiation and maintenance fees associated with these loans.


SYSTEMATIC WITHDRAWAL PROGRAM FOR ENHANCED TSA AND IRA AND FINANCIAL FREEDOM TSA AND 403(A) DEFERRED ANNUITIES

If we agree and if approved in your state for Enhanced TSA and IRA and Financial Freedom TSA and 403(a) Deferred Annuities, You may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year, according to the time frame You select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and Early Withdrawal Charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. For the Enhanced TSA and IRA and Financial Freedom TSA and 403(a) Deferred Annuities, if You elect to receive payments through this program, You must have no loan outstanding from the Fixed Interest Account and You must either be 59 1/2 years old or have left your job. Tax law generally prohibits withdrawals from Enhanced TSA and IRA and Financial Freedom TSA and 403(a) Deferred Annuities before You reach 59 1/2. Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments You would receive from a Deferred Annuity pay-out option or under an Income Annuity.

If You elect to withdraw a dollar amount, we will pay You the same dollar amount each Contract Year. If You elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount You will receive based on your new Account Balance.

If You do not provide us with your desired allocation, or there are insufficient amounts in the Investment Divisions or the Fixed Interest Account that You selected, the payments will be taken out pro-rata from the Fixed Interest Account and any Investment Divisions in which You have an Account Balance.

CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If You choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When You first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if You select to receive payments on a monthly basis with the percentage of your Account Balance You request equaling $12,000, and there are six months left in the Contract Year, we will pay You $2,000 a month.

CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay You over the Contract Year either the amount that You chose or an amount equal to the percentage of your Account Balance You chose. For example, if You select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay You $1,000 a month.

If You do not provide us with your desired allocation, or there are insufficient amounts in the Investment Divisions or the Fixed Interest Account that You selected, the payments will be taken out pro-rata from the Fixed Interest Account and any Investment Divisions in which You then have money.

SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in Good Order at least 10 days prior to the selected payment date. (If You would like to receive your Systematic Withdrawal Program payment on or about the first of the month, You should request payment by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month on the date You selected. If You do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made at any time. If You make any of these changes, we will treat your request as though You were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in Good Order at least 30 days in advance.

Although we need your written authorization to begin this program, You may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office. We may also terminate your participation in the program, depending on your administrative platform, upon notification of your death.

Systematic Withdrawal Program payments may be subject to an Early Withdrawal Charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When You first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the Early Withdrawal Charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

Although Early Withdrawal Charges do not apply to Systematic Withdrawal Program payments from your Financial Freedom Deferred Annuity Separate Account Balance, Early Withdrawal Charges may apply to Systematic Withdrawal Program payments from your Fixed Interest Account Balance.

Participation in the Systematic Withdrawal Program is subject to our administrative procedures.


MINIMUM DISTRIBUTION


In order for You to comply with certain tax law provisions, You may be required to take money out of your Deferred Annuity. Rather than receiving your required minimum distribution in one annual lump-sum payment, You may request that we pay it to You in installments throughout the calendar year. However, we may require that You maintain a certain Account Balance at the time You request these payments. We may terminate your participation in the program, depending on your administrative platform, upon notification of your death.

ANNUAL CONTRACT FEE

There is no Separate Account Annual Contract Fee. You may pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year.


ACCOUNT REDUCTION LOAN FEES

We may make available account reduction loans. If your plan or group of which You are a participant or member permits account reduction loans, and You take an account reduction loan, there is a $75 account reduction loan initiation fee. This fee is paid from the requested loan principal amount. There is also a $50 annual maintenance fee per loan outstanding. The maintenance fee is taken pro-rata from each Investment Division and the Fixed Interest Account in which You then have a balance and is paid on a quarterly basis at the end of each quarter. Either or both fees may be waived for certain groups.


CHARGES

There are two types of charges You pay while You have money in an Investment
Division:

   o   Insurance-related charge (or Separate Account charge), and

   o   Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the Early Withdrawal Charge may not fully cover all of the sales and deduction expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain Contract charges.

The Separate Account charge You pay will not reduce the number of accumulation units credited to You. Instead, we deduct the charge as part of the calculation of the Accumulation Unit Value.


INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 0.95% annually of the average value of the amount You have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity. MetLife guarantees that the Separate Account insurance-related charge will not increase while You have this Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should You die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).


INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Four classes of shares available to the Deferred Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage You pay for the investment-related charge depends on which Investment Divisions You select. Investment-related charges for each Portfolio for the previous year are listed in the Table of Expenses.


PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when You exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when You exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, depend on the Deferred Annuity You purchase and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

We reserve the right to deduct from the Deferred Annuity for any income taxes which we incur because of the Deferred Annuity. In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the Deferred Annuity that offset Separate Account income. If this should change, it is possible we could incur income tax with respect to the Deferred Annuity, and in that event we may deduct such tax from the Deferred Annuity. At the present time, however, we are not incurring any such income tax or making any such deductions.


EARLY WITHDRAWAL CHARGES FOR TSA, 403(A), NON-QUALIFIED, PEDC AND IRA ENHANCED DEFERRED ANNUITIES


An Early Withdrawal Charge of up to 7% may apply if You withdraw purchase payments within seven years of when they were credited to your Deferred Annuity. The Early Withdrawal Charge does not apply in certain situations or upon the occurrence of certain events or circumstances. To determine the Early Withdrawal Charge for the TSA, 403(a), Non-Qualified, PEDC and IRA Enhanced Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or Investment Division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an Early Withdrawal Charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the Early Withdrawal Charge, we will then withdraw it from the Fixed Interest Account and the Investment Divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings. However, if the Early Withdrawal Charge is greater than the available purchase payments, then we will take the Early Withdrawal Charges, in whole or in part, from your earnings. For Financial Freedom and certain Non-Qualified Enhanced Deferred Annuities, Early Withdrawal Charges do not apply to the Separate Account. However, these charges may apply to withdrawals from the Fixed Interest Account and to transfers from the Fixed Interest Account into the Investment Divisions.


For partial withdrawals, the Early Withdrawal Charge is determined by dividing the amount that is subject to the Early Withdrawal Charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed and withdraw the Early Withdrawal Charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the Early Withdrawal Charge.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an Early Withdrawal Charge and pay You the rest.

The Early Withdrawal Charge on purchase payments withdrawn is as follows:


 DURING PURCHASE PAYMENT YEAR     PERCENTAGE
------------------------------   -----------
               1                     7%
               2                     6%
               3                     5%
               4                     4%
               5                     3%
               6                     2%
               7                     1%
           8 & Later                 0%

The Early Withdrawal Charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of Early Withdrawal Charges we collect. However, we believe that our sales costs may exceed the Early Withdrawal Charges we collect. If so, we will pay the difference out of our general profits.

Because of the reduced sales costs for certain Enhanced Deferred Annuities, there are no Early Withdrawal Charges.

For certain deferred arrangements and plans, You pay no Early Withdrawal Charges on withdrawals from Financial Freedom Deferred Annuities and Non-Qualified Enhanced Deferred Annuities.


WHEN NO EARLY WITHDRAWAL CHARGE APPLIES FOR TSA, 403(A), NON-QUALIFIED, PEDC AND IRA ENHANCED DEFERRED ANNUITIES

In some cases, we will not charge You the Early Withdrawal Charge when You make a withdrawal. We may, however, ask You to prove that You meet one of the conditions listed below.

You do not pay an Early Withdrawal Charge:

   o On transfers You make within your Deferred Annuity among Investment Divisions and transfers to or from the Fixed Interest Account.

   o   On withdrawals of purchase payments You made over seven years ago.

   o If You choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

   o If You die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

   o If your Contract permits and your spouse is substituted as the purchaser of the Deferred Annuity and continues the Contract, that portion of the Account Balance that equals the "step up" portion of the death benefit.

   o If You withdraw up to 20% (10% for certain TSA Enhanced Deferred Annuities) of your Account Balance each Contract Year. This 20% (or 10%) total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time You make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds 20% (or 10%) will You have to pay Early Withdrawal Charges.

   o If the withdrawal is required for You to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity, for purposes of this exception, we will treat the Contract as if it were your only account subject to the minimum distribution rules. This exception does not apply if You have a Non-Qualified Deferred Annuity or if the withdrawal is to satisfy Section 72(t) requirements under the Code.

   o Systematic Termination. For all Deferred Annuities except certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities, if the Contract is terminated, You may withdraw your total Account Balance without an Early Withdrawal Charge when the Account Balance is paid in annual installments based on the following percentages of your Account Balance for that year's withdrawal:


 CONTRACT YEAR     PERCENTAGE
---------------   -----------
       1*             20%
       2              25%
       3            33 1/3%
       4              50%
       5           remainder

      *     Less that Contract Year's withdrawals.


       Any money You withdraw in excess of these percentages in any Contract Year will be subject to Early Withdrawal Charges. You may stop the systematic termination of the Contract. If You ask to restart systematic termination, You begin at the beginning of the schedule listed above.

   o If You are disabled and request a total withdrawal. Disability is defined in the Federal Social Security Act.

   o   If You retire:

       o For certain Enhanced TSA Deferred Annuities, if You have also participated for at least 10 consecutive years. This does not apply for withdrawals of money transferred into the Contract from other investment vehicles on a tax-free basis (plus earnings on such amounts). Participated for at least 10 consecutive years means that your Contract must have been in existence for 10 years prior to the requested withdrawal.

       o For the Non-Qualified and certain PEDC Deferred Annuities, if You retire.

       o For certain TSA, PEDC and 403(a) Enhanced Deferred Annuities, if You also have participated for at least 10 consecutive years unless You retire according to the definition of retirement stated in your plan. Participated for at least 10 consecutive years means that your Contract must have been in existence for 10 years prior to the requested withdrawal.

   o If your plan provides payment on account of hardship and You suffer from an unforeseen hardship. (Except for certain TSA, 403(a), Non-Qualified and IRA Enhanced Deferred Annuities.) For certain TSA Enhanced Deferred Annuities, You must only have suffered an unforeseen hardship.

   o If You leave your job with the employer that bought the Deferred Annuity. (Except for certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities.)

   o If your plan terminates and the withdrawal is transferred into another annuity contract we issue. (Except for certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities.)

   o If You make a direct transfer to other investment vehicles we have pre-approved. (Except for certain Non-Qualified and IRA Enhanced Deferred Annuities).

   o If You withdraw money under a plan provision which we have pre-approved. (Except for certain TSA, Non-Qualified, PEDC and IRA Enhanced Deferred Annuities.)

   o If the plan or group of which You are a participant or member permits account reduction loans, You take an account reduction loan and the withdrawal consists of these account reduction loan amounts.

   o If You have transferred money which is not subject to a withdrawal charge (because You have satisfied contractual provisions for a withdrawal without the imposition of a Contract withdrawal charge) from certain eligible MetLife contracts into the Deferred Annuity and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual Early Withdrawal Charge schedule.

   o If permitted in your state, except for Non-Qualified and IRA Deferred Annuities, if You make a direct transfer to another funding option or annuity contract issued by us or one of our affiliates and we agree.

WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY

If You transferred money from certain eligible MetLife contracts into a Deferred Annuity, You may have different Early Withdrawal Charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual Early Withdrawal Charge schedule.

   o   Amounts transferred before January 1, 1996:

       We credit your transfer amounts with the time You held them under your original contract. Or, if it will produce a lower charge, we use the following schedule to determine Early Withdrawal Charges (determined as previously described) for transferred amounts from your original contract:


 DURING PURCHASE PAYMENT YEAR     PERCENTAGE
------------------------------   -----------
               1                     5%
               2                     4%
               3                     3%
               4                     2%
               5                     1%
         6 and Beyond                0%

   o   Amounts transferred on or after January 1, 1996:

       o For certain Contracts which we issued at least two years before the date of transfer (except as noted below), we apply the withdrawal charge under your original contract but not any of the original contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine Early Withdrawal Charges for transferred amounts from your original contract:


 AFTER THE TRANSFER     PERCENTAGE
--------------------   -----------
          1                5%
          2                4%
          3                3%
          4                2%
          5                1%
    6 and Beyond           0%

       o If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.

   o Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time You held them under your original contract.

DIVORCE. A withdrawal made pursuant to a divorce or separation agreement is subject to the same Withdrawal Charge provisions described in this section, if permissible under tax law. In addition, the withdrawal will reduce the Account Balance and the death benefit. The withdrawal could have a significant negative impact on the death benefit.


FREE LOOK


You may cancel your Deferred Annuity within a certain time period. This is known as a "free look." We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether You purchased your Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund (i) all of your purchase payments or (ii) your Account Balance as of the date your refund request is received at your MetLife Designated Office in Good Order (this means you bear the risk of any decline in the value of your Contract due to the performance of the Investment Divisions during the Free Look period).

DEATH BENEFIT


One of the insurance guarantees we provide You under your Deferred Annuity is that your beneficiaries will be protected during the "pay-in" phase against market downturns. You name your beneficiary(ies) under the following Deferred
Annuitites:

   o   Enhanced TSA

   o   Enhanced Non-Qualified

   o   Enhanced 403(a)

   o   Enhanced Traditional IRA

   o   Financial Freedom TSA

   o   Financial Freedom 403(a)

For the following Deferred Annuities the trustee receives the death benefit:

   o   Non-Qualified Deferred Annuity for

       o   Section 457(f) deferred compensation plan

       o   Section 451 deferred fee arrangements

       o   Section 451 deferred compensation plans

       o   Section 457(e)(11) severance and death benefit plans

       o   Section 415(m) qualified governmental excess benefit arrangements

   o For PEDC Deferred Annuities, the employer or trustee receives the death benefit.

The death benefit your beneficiary receives will be the greatest of:

   o   Your Account Balance;

   o Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or

   o The total of all of your purchase payments less any partial withdrawals (including any applicable Early Withdrawal Charge).

In each case, we deduct the amount of any outstanding loans from the death benefit.

The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method.

If we are notified of your death before any requested transaction is completed (which may include, depending on your administrative platform, transactions under automated investment strategies, the minimum distribution program and the Systematic Withdrawal Program), we may cancel the request. As described above, the death benefit will be determined when we receive proof of death and an election for the payment method.

Until the beneficiary (or the first beneficiary if there are multiple beneficiaries) submits the necessary documentation in Good Order, the Account Balance attributable to his/her portion of the death benefit remains in the Investment Divisions and is subject to investment risk.

Where there are multiple beneficiaries, the death benefit will only be determined as of the time the first beneficiary submits the necessary documentation in Good Order. If the death benefit payable is an amount that exceeds the Account Balance on the day it is determined, we will apply to the Contract an amount equal to the difference between the death benefit payable and the Account Balance in accordance with the current allocation of the Account Balance. The remaining death benefit amounts are held in the Investment Divisions until each of the other beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. Any death benefit amounts held in the Investment Divisions on behalf of the remaining beneficiaries are subject to investment risk. There is no additional death benefit guarantee.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take the payment in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available.


If permitted in the Contract, if the beneficiary is your spouse, he/she may be substituted as the purchaser of the Non-Qualified and Traditional IRA Deferred Annuities and continue the Contract under the terms and conditions of the Contract that applied prior to the owner's death, with certain exceptions described in the Contract. In that case, the Account Balance will be reset to equal the death benefit on the date the spouse continues the Deferred Annuity. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an Investment Division and the Fixed Interest Account as each bears to the total Account Balance). If the spouse continues the Deferred Annuity, the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may include highest Account Balance as of December 31 following the end of the fifth Contract Year and every other five-year period, are reset on the date the spouse continues the Deferred Annuity. Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the Contract. Any applicable Early Withdrawal Charges will be assessed against future withdrawals.

There is no death benefit after the pay-out phase begins, however, depending on the pay-out option you select, any remaining guarantee will be paid to your beneficiary.



TOTAL CONTROL ACCOUNT

The beneficiary may elect to have the Contract's death proceeds paid through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Contract surrender proceeds paid into a Total Control Account established for You.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.


PAY-OUT OPTIONS (OR INCOME OPTIONS)


You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity. When You select your pay-out option, You will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If You decide You want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes, outstanding loans and applicable Contract fees), then we apply the net amount to the option. (See "Income Taxes" for a discussion of partial annuitization.) You are not required to hold your Deferred Annuity for any minimum time period before You may annuitize. The variable pay-out option may not be available in all states.

When considering a pay-out option, You should think about whether You want:

   o Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

   o   A fixed dollar payment or a variable payment; and

   o   A refund feature.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex (where permitted) of the measuring lives (annuitants) will also be considered. For example, if You select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if You select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will determine when your income payments start and the frequency with which You will receive your income payments. If You do not tell us otherwise, your Fixed Interest Account Balance will be used to provide a Fixed Income Option and your Separate Account Balance will be used to provide a variable pay-out income option.

You can change or extend the date income payments begin at any time before the date specified in the Contract with 30 days prior notice to us (subject to restrictions that may apply in your state, restrictions imposed by your selling firm and our current established administrative procedures).


PLEASE BE AWARE THAT ONCE YOUR CONTRACT IS ANNUITIZED, YOU ARE INELIGIBLE TO RECEIVE THE DEATH BENEFIT.

Because the features of variable pay-out options in the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information about the available income types and the value of your income payments, reallocations and charges of your Contract in the pay-out phase.




                                INCOME ANNUITIES

--------------------------------------------------------------------------------
Income Annuities provide You with a regular stream of payments for either your lifetime or a specific period. You may choose the frequency of your income payments. For example, You may receive your payments on a monthly, quarterly, semi-annual or annual basis. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that You begin receiving payments immediately or You can apply the Account Balance of your Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "pay-out" phase, You may defer receiving payments from us for one year after You have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuity currently may not be available in all states.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. If You annuitize your Deferred Annuity and should our current annuity rates for a fixed pay-out option for this type of Deferred Annuity provide for greater payments than those guaranteed in your Contract, the greater payment will be made.

Using proceeds from the following types of arrangements, You may purchase Income Annuities to receive immediate payments:

Financial Freedom Account:
o    TSA
o    403(a)
o    Non-Qualified (for certain deferred arrangements and plans)

Enhanced Preference Plus Account:
o    TSA
o    403(a)
o    PEDC
o    Traditional IRA
o    Non-Qualified
o    Non-Qualified (for certain deferred arrangements and plans)

If You have accumulated amounts in any of the listed investment vehicles, your lump sum withdrawal from that investment vehicle may be used to purchase an appropriate Income Annuity as long as income tax requirements are met.

If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how You may be affected.


INCOME PAYMENT TYPES


Currently, we provide You with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity when You decide to take a pay-out option or at application. The decision is irrevocable.

There are three people who are involved in payments under your Income Annuity:

   o Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

   o Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

   o Beneficiary: the person who receives continuing payments/or a lump sum payment if the owner dies.

Many times, the Owner and the Annuitant are the same person.

When deciding how to receive income, consider:

   o   The amount of income You need;

   o   The amount You expect to receive from other sources;

   o   The growth potential of other investments; and

   o   How long You would like your income to last.

Your income payment amount will depend in large part on the type of income payment You choose. For example, if You select a "Lifetime Income Annuity for Two," your payments will typically be lower than if You select a "Lifetime Income Annuity." Income payment types that guarantee that payments will be made for a certain number of years regardless of whether the annuitant or joint annuitant is alive (such as Lifetime Income Annuity with a Guarantee Period and Lifetime Income Annuity for Two with a Guarantee Period, as defined below) result in income payments that are smaller than with income payment types without such a guarantee (such as Lifetime Income Annuity and Lifetime Income Annuity for Two, as defined below). In addition, to the extent the income payment type has a guarantee period, choosing a shorter guarantee period will result in each income payment being larger. Where required by state law or under a qualified retirement plan, the annuitant's sex will not be taken into account in calculating income payments. Annuity rates will not be less than those guaranteed in the Contract at the time of purchase for the AIR and income payment type elected. Due to underwriting, administrative or Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited. We reserve the right to commute or to otherwise pay the value of any remaining income payments over a period which would comply with Federal income tax law. Tax rules with respect to decedent Contracts may prohibit election of Lifetime Income for Two income types and/or may also prohibit payments for as long as the owner's life in certain circumstances. The terms of your Contract will determine when your income payments start and the frequency with which You will receive your income payments. When You select an income type, it will apply to both fixed income payments and variable income payments.

We reserve the right to limit or stop issuing any of the income types currently available based upon legal requirements or other considerations.

The following income payment types are available:

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a Contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.


MINIMUM SIZE OF YOUR INCOME PAYMENT


Your initial income payment must be at least $50. If You live in Massachusetts, the initial income payment must be at least $20. This means the amount used from a Deferred Annuity to provide a pay-out option must be large enough to provide this minimum initial income payment.


ALLOCATION

You decide what portion of your income payment is allocated among the Fixed Income Option and the variable Investment Divisions.


THE VALUE OF YOUR INCOME PAYMENTS

AMOUNT OF INCOME PAYMENTS

Variable income payments from an Investment Division will depend upon the number of annuity units held in that Investment Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

The initial variable income payment is computed based on the amount of the purchase payment applied to the specific Investment Division (net any applicable premium tax owed or Contract fee), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Investment Division to determine the number of annuity units held in that Investment Division. The number of annuity units held remains fixed for the duration of the Contract if no reallocations are made.

The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR.


Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then-current Fixed Income Option purchase rates for that Contract class. The purpose of this provision is to assure the annuitant that, at retirement, if the Fixed Income Option purchase rates for new contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the owner will be given the benefit of the higher rates.



ANNUITY UNITS

Annuity units are credited to You when You make a purchase payment or make a reallocation into an Investment Division. Before we determine the number of annuity units to credit to You, we reduce a purchase payment (but not a reallocation) by any premium taxes and the Contract fee, if applicable. We then compute an initial income payment amount using the AIR, your income payment type and the age and sex (where permitted) of the measuring lives. We then divide the initial income payment (allocated to an Investment Division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that Investment Division. The initial variable income payment is a hypothetical payment which is calculated based upon the AIR. The initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity. When You reallocate an income payment from an Investment Division, annuity units supporting that portion of your income payment in that Investment Division are liquidated.


AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the Investment Divisions You select. We currently offer a 3% and 4% AIR. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if You had elected a higher AIR as changes occur in the investment experience of the Investment Divisions.

The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.

The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.


VALUATION

This is how we calculate the Annuity Unit Value for each Investment Division:

   o First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

   o Next, we subtract the daily equivalent of your insurance-related charge or Separate Account charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

   o Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

   o   Finally, we multiply the previous Annuity Unit Value by this result.


REALLOCATIONS

You may make reallocations among the Investment Divisions or from the Investment Divisions to the Fixed Income Option. Once You reallocate your income payment into the Fixed Income Option You may not later reallocate amounts from the Fixed Income Option to the Investment Divisions. If You reside in certain states You may be limited to four options (including the Fixed Interest Option).

Currently, there is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying Portfolio shares we have designated in the Investment Divisions or other funds to generate your income payments.

Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in Good Order prior to the close of the Exchange on that business day. All other reallocation requests in Good Order will be processed on the next business day.

For us to process a reallocation, You must tell us:

   o   The percentage of the income payment to be reallocated;

   o The Investment Divisions from which You want the income payment to be reallocated; and

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   o   The Investment Divisions or Fixed Income Option (and the percentages allocated to each) to which You want the income payment to be reallocated.

When You request a reallocation from an Investment Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

   o First, we update the income payment amount to be reallocated from the Investment Division based upon the applicable Annuity Unit Value at the time of the reallocation;

   o Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

   o Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation; and

   o Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When You request a reallocation from one Investment Division to another, annuity units in one Investment Division are liquidated and annuity units in the other Investment Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Investment Division to which You have reallocated.

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations You may make, but never to fewer than one a month. If we do so, we will give You advance written notice. We may limit a beneficiary's ability to make a reallocation.

Here are examples of the effect of a reallocation on the income payment:

   o Suppose You choose to reallocate 40% of your income payment supported by Investment Division A to the Fixed Income Option and the recalculated income payment supported by Investment Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x($125 - $100) or $50, and your income payment supported by Investment Division A will be decreased by $40. (The number of annuity units in Investment Division A will be decreased as well.)

   o Suppose You choose to reallocate 40% of your income payment supported by Investment Division A to Investment Division B and the recalculated income payment supported by Investment Division A is $100. Then, your income payment supported by Investment Division B will be increased by $40 and your income payment supported by Investment Division A will be decreased by $40. (Changes will also be made to the number of annuity units in both Investment Divisions as well.)


RESTRICTIONS ON TRANSFERS

RESTRICTIONS ON FREQUENT TRANSFERS/REALLOCATIONS. Frequent requests from contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Frequent transfers/reallocations involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).


We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios. In addition, as described below, we intend to treat



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all American Funds Insurance Series(R) Portfolios ("American Funds portfolios")
as Monitored Portfolios. We monitor transfer/reallocation activity in the following Monitored Portfolios:

     American Funds Global Small Capitalization Fund
     Baillie Gifford International Stock Portfolio
     Clarion Global Real Estate Portfolio
     Harris Oakmark International Portfolio
     Invesco Small Cap Growth Portfolio
     Loomis Sayles Global Markets Portfolio
     Loomis Sayles Small Cap Core Portfolio
     Loomis Sayles Small Cap Growth Portfolio
     MFS(R) Research International Portfolio
     MSCI EAFE(R) Index Portfolio
     Neuberger Berman Genesis Portfolio
     Oppenheimer Global Equity Portfolio
     Russell 2000(R) Index Portfolio
     T. Rowe Price Small Cap Growth Portfolio
     Western Asset Management Strategic Bond Opportunities Portfolio

We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER PORTFOLIOS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER/REALLOCATION ACTIVITY IN THOSE PORTFOLIOS. We may change the Monitored Portfolios at any time without notice in our sole discretion.


As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer/reallocation policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer/reallocation policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy. A process has been implemented to enforce the American Funds(R) restrictions. There is no guarantee that this process will detect all contract holders whose transfer/reallication activity in the American Funds(R) Portfolios violates this monitoring policy.


Our policies and procedures may result in transfer/reallocation restrictions being applied to deter frequent transfers/reallocations. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, we require future requests to or from any Monitored Portfolios under that Contract to be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of this restriction. Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this Prospectus are not treated as transfers when we monitor the frequency of transfers.

Your third-party administrator has its own standards with regard to monitoring activity in the Monitored Portfolios and how subsequent transfer/reallocation activity will be restricted once those standards are triggered. These standards and subsequent trading restrictions may be more or less restrictive than ours, and presently include restrictions on non-Monitored Portfolios. The differences in monitoring standards and restrictions are due to systems limitation and may change from time to time as those systems are upgraded.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate frequent transfers/reallocations in any Portfolio and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in frequent transfers/reallocations; we apply our policies and procedures without exception, waiver or special arrangement.


The Portfolios may have adopted their own policies and procedures with respect to frequent transfers/reallocations in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer/reallocation policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent transfer/reallocation policies established by the Portfolio.

In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer/reallocation policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from contract owners engaged in frequent transfer/reallocation trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers/reallocations (even if an entire omnibus order is rejected due to the frequent transfers/reallocations of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.


Restrictions on Large Transfers/Reallocations. Large transfers/reallocations may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a large cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer/reallocation activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer/reallocation requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer/reallocation requests from that third party must be submitted in writing with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.



CONTRACT FEE

There is no Contract fee under the Income Annuities.


CHARGES

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


There are two types of charges You pay if You allocate any of your income payment to the Investment Divisions:

   o   Insurance-related charge (or Separate Account charge); and

   o   Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain Contract charges.

The Separate Account charge You pay will not reduce the number of annuity units credited to You. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.


INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 0.95% annually of the average value of the amounts in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).


INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Four classes of shares available to the Income Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage You pay for the investment-related charge depends on the Investment Divisions You select. Investment-related charges for each Portfolio for the previous year are listed in the Table of Expenses.


PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when You make the purchase payment.

Premium taxes, if applicable, depend on the Income Annuity You purchased and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

We reserve the right to deduct from the Income Annuity for any income taxes which we incur because of the Income Annuity. In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the Income Annuity that offset Separate Account income. If this should change, it is possible we could incur income tax with respect to the Income Annuity, and in that event we may deduct such tax from the Income Annuity. At the present time, however, we are not incurring any such income tax or making any such deductions.


FREE LOOK


You may cancel your Income Annuity within a certain time period. This is known as a "free look." We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The "free look" may also vary depending on your age and whether You purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund (i) all of your purchase payment or (ii) the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in Good Order (this means you bear the risk of any decline in the value of your Contract due to the performance of the Investment Divisions during the Free Look period).

If You do not cancel your Income Annuity during the "free-look" period, your decision to purchase the Income Annuity is irrevocable.

You do not have a "free look" if You are electing income payments in the pay-out phase of your Deferred Annuity.




                              GENERAL INFORMATION

--------------------------------------------------------------------------------
ADMINISTRATION


All transactions will be processed in the manner described below.


PURCHASE PAYMENTS

Send your purchase payments, by check, cashier's check or certified check made payable to "MetLife," to your MetLife Designated Office or a MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler's checks. We will provide You with all necessary forms. We must have all documents in Good Order to credit your purchase payments.

We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.") If You send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to You, or there may be delay in applying the purchase payment or transaction to your Contract.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which You apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in Good Order at your MetLife Designated Office, except when they are received:

   o On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

   o   After the close of the Exchange.


In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated. If payments on your behalf are not made in a timely manner, there may be a delay in when amounts are credited.


We reserve the right to credit your initial purchase payment to You within two days after its receipt at your MetLife Designated Office or MetLife sales office, if applicable. However, if You fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in Good Order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify You and give You the reasons for the delay. At that time, You will be asked whether You agree to let us keep your money until the problem is resolved. If You do not agree or we cannot reach You by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which You are a participant or member must identify You on their reports to us and tell us how your money should be allocated among the Investment Divisions and the Fixed Interest Account/Fixed Income Option.


CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. Salary reduction or deduction purchase payments under TSA Deferred Annuities and the

Non-Qualified Financial Freedom Deferred Annuity for 415(m) qualified governmental excess benefit arrangements are confirmed quarterly. Unless You inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.


PROCESSING TRANSACTIONS

We permit You to request transactions by mail and telephone. We make Internet access available to You for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.


BY TELEPHONE OR INTERNET

You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to You include:

   o   Account Balance

   o   Unit Values

   o   Current rates for the Fixed Interest Account

   o   Transfers

   o   Changes to investment strategies

   o   Changes in the allocation of future purchase payments.

Your transaction must be in Good Order and completed prior to the close of the Exchange on one of our business days if You want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at the MetLife Designated Office to be effective. If acceptable to us, requests or elections relating to Beneficiaries and Ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.


TELEPHONE AND COMPUTER SYSTEMS

Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to the MetLife Designated Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of systems.

We are not responsible or liable for:

   o any inaccuracy, error, or delay in or omission of any information You transmit or deliver to us; or

   o any loss or damage You may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.


AFTER YOUR DEATH

If we are notified of your death before any requested transaction is completed (which may include, depending on your administrative platform, transactions under automated investment strategies, the minimum distribution program and the Systematic Withdrawal Program), we may cancel the request. For example, if You request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method. For Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. For a Deferred Annuity in the pay-out phase and Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity or Deferred Annuity in the pay-out phase so provides. Or, depending on your Income Annuity's or annuitized Deferred Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.


ABANDONED PROPERTY REQUIREMENTS

Every state has unclaimed property laws which generally declare non-ERISA ("Employee Retirement Income Security Act of 1974") annuity contracts to be abandoned after a period of inactivity of three to five years from the contract's maturity date (the latest day on which annuity payments may begin under the Contract) or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, We are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary of the Contract Owner last resided, as shown on Our books and records, or to Our state of domicile. (Escheatment is the formal, legal name of this process.) However, the state is obligated to pay the death benefit (without interest) if Your beneficiary steps forward to claim it with the proper documentation. To prevent Your Contract's proceeds from being paid to the state abandoned or unclaimed property office, it is important that You update Your beneficiary designations, including addresses, if and as they change. Please call 1-800-638-7732 to make such changes.


MISSTATEMENT

We may require proof of age of the annuitant, owner, or beneficiary before making any payments under this Contract that are measured by the annuitant's, owner's, or beneficiary's life. If the age of the annuitant, owner, or beneficiary has been misstated, the amount payable will be the amount that the Account Balance would have provided at the correct age.

Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in any other manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we are required to pay interest on any under payments.


CYBERSECURITY

Our variable annuity contract business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Portfolios and the firms involved in the distribution and sale of our variable annuity contracts). For example, many routine operations, such as processing Your requests and elections and day-to-day record keeping, are all executed through computer networks and systems. We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on MetLife and the Separate Account, as well as you and Your Contracts. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets. Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of contract transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate Accumulation Unit Values; cause the release and possible destruction of your confidential information or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.


THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from You. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent You designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.


VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value for each Investment Division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give You 30 days notice.

When You request a transaction, we will process the transaction on the basis of the Accumulation Unit Value or Annuity Unit Value next determined after receipt of the request. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if You request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units You receive on the next available Annuity Unit Value.

We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:


   o rules of the SEC so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

   o   during any other period when the SEC by order so permits.



ADVERTISING PERFORMANCE


We periodically advertise the performance of the Investment Divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results. We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return" or some combination of these terms.


YIELD is the net income generated by an investment in a particular Investment Division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of Early Withdrawal Charges. Early Withdrawal Charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable Early Withdrawal Charges since the Investment Division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These presentations for the Income Annuities reflect a 3% benchmark AIR. These figures also assume a steady annual rate of return.

For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the Investment Divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund, Calvert Fund, Fidelity(R) VIP Funds and American Funds(R) Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities or Income Annuities had been introduced as of the Portfolio inception date.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.

We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

We may state performance for the Investment Divisions of the Income Annuity which reflect deduction of the Separate Account charge and investment-related charge, if accompanied by the annualized change in Annuity Unit Value.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable (rather than the maximum) insurance-related charge, as well as the Annuity Unit Values and the investment-related charge.

We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical Annuity Unit Values.

We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and the average of investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge (rather than the maximum), as well as the Annuity Unit Values and the investment-related charge.

An illustration should not be relied upon as a guarantee of future results.

Historical performance information should not be relied on as a guarantee of future performance results.

Past performance is no guarantee of future results.

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and Early Withdrawal Charges.


CHANGES TO YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

   o   To operate the Separate Account in any form permitted by law.

   o To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations transactions permitted.

   o To transfer any assets in an Investment Division to another Investment Division, or to one or more separate accounts, or to our general account, or to add, combine or remove Investment Divisions in the Separate Account.

   o To substitute for the Portfolio shares in any Investment Division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.

   o To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.

   o To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an Investment Division in which You have a balance or an allocation, we will notify You of the change. You may then make a new choice of Investment Divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes. We will notify you of any changes to the Separate Account.


VOTING RIGHTS



Based on our current view of applicable law, You have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Met Investors Fund Calvert Fund Fidelity(R) VIP Funds or American Funds(R) proposals that are subject to a shareholder vote. Therefore, You are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.


We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding Investment Divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You are entitled to give instructions regarding the votes attributable to your Deferred Annuity or Income Annuity in your sole discretion. Under Section 457(f) deferred compensation plans, Section 451 deferred fee arrangements,
Section 451 deferred compensation plans, Section 457(e)(11) severance and death benefit plans and the TSA Deferred Annuity and Income Annuities under which the employer retains all rights, we will provide You with the number of copies of voting instruction soliciting materials that You request so that You may furnish such materials to participants who may give You voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.


There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of contract owners or annuitants may control the outcome of a vote. Shares of the Metropolitan Fund, Met Investors Fund Calvert Fund Fidelity(R) VIP Funds or American Funds(R) that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:


The shares for which voting instructions are received, and

The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.


WHO SELLS THE DEFERRED ANNUITIES AND INCOME ANNUITIES

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other Variable Annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities and Income Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities and Income Annuities, including our affiliated broker-dealers). MLIDC does not retain any fees under the Deferred Annuities and Income Annuities.


MLIDC's principal executive offices are located at 1095 Avenue of the Americas, New York, NY 10036. MLIDC is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as well as the securities commissions in the states in which it operates, and is a member of the Financial Regulatory Industry Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

The Deferred Annuities are sold through MetLife licensed sales representatives who are associates with our affiliated broker-dealer MetLife Securities, Inc. ("MSI"), which is paid compensation for promotion and sale for the Deferred Annuities. MSI is registered with the SEC as a broker-dealer under the Exchange Act and is also a member of FINRA. The Deferred Annuities may also be sold through other registered broker dealers. The Deferred Annuities may also be sold through the mail, the Internet or by telephone.

On February 29, 2016, MetLife, Inc. and Massachusetts Mutual Life Insurance Company (MassMutual) announced they have entered into a definitive agreement for the acquisition by MassMutual of MetLife Securities. The transaction is expected to close by mid-2016, and is subject to certain closing conditions, including regulatory approval. As a result of the transaction, MSI will no longer be affiliated with Metropolitan Life Insurance Company.


There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the charges and deductions under the Deferred Annuities. Our sales representatives must meet a minimum level of sales production in order to maintain their agent status with us. Sales representatives can meet the minimum level of sales production through sales of proprietary and/or non-proprietary products. (Proprietary products are those issued by us or our affiliates.) However, sales representatives can meet a lower alternative minimum level of sales production if the sales representative focuses on sales of proprietary products. Therefore, a sales representative may have an incentive to favor the sale of proprietary products. Moreover, because the managers who supervise the representatives receive a higher level of compensation based on sales of proprietary products, these sales managers have an incentive to promote the sale of proprietary products.

Our sales representatives receive cash payments for the products they sell and service based upon a `gross dealer concession' model. With respect to the Deferred Annuities, the gross dealer concession ranges from 0.75% to 3% of each purchase payment and, starting in the second Contract Year, 0.09% of the Account Balance each year that the Contract is in force for servicing the Contract. With respect to Income Annuities, the gross dealer concession is 6% of the purchase payment and, starting in the second Contract Year, 0.18% of the amount available from which income payments are made for each year the Contract is in force for servicing the Income Annuity. Gross dealer concession may also be credited when the Contract is annuitized. The amount of gross dealer concession credited upon annuitization depends on several factors, including the number of years the Contract has been in force.

A sales representative is entitled to part or all of the gross dealer concession. The percentage to which the representative is entitled is determined by a sliding-scale formula that takes into account the total amount of proprietary and non-proprietary products sold and serviced by the representative.

Our sales representatives and their managers may be eligible for additional cash compensation, such as bonuses and expense allowances (that may be tied to sales of specific products), equity awards (such as stock options), training allowances, supplemental compensation, product level add-ons controlled at the local and company levels, financing arrangements, special loan repayment options, marketing support, medical and other insurance benefits, and retirement benefits and other benefits. Since some of this additional compensation, in particular, life insurance, disability and retirement benefits is based primarily on the amount of proprietary products sold, our sales representatives and their managers have an incentive to favor the sale of proprietary products. Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises. The business unit responsible for the operation of our distribution system is also eligible to receive an amount of compensation.

Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.


MLIDC also pays compensation for the sale of Contracts by unaffiliated broker-dealers. The compensation paid to unaffiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred annuities are sold.) Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of these selling firms may also receive non-cash compensation pursuant to their firm's guidelines directly from us or the distributor. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. An unaffiliated broker-dealer or sales representative of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to different compensation rates. Ask your sales representative for further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.


From time to time, MetLife pays organizations, associations and non-profit organizations fees to sponsor MetLife's Variable Annuity Contracts. We may also obtain access to an organization's members to market our Variable Annuity Contracts. These organizations are compensated for their sponsorship of our Variable Annuity Contracts in various ways. Primarily, they receive a flat fee from MetLife. We also compensate these organizations by our funding of their programs, scholarships, events or awards, such as a principal of the year award. We may also lease their office space or pay fees for display space at their events, purchase advertisements in their publications or reimburse or defray their expenses. In some cases, we hire organizations to perform administrative services for us, for which they are paid a fee based upon a percentage of the Account Balances their members hold in the Contract. We also may retain finders and consultants to introduce MetLife to potential clients and for establishing and maintaining relationships between MetLife and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses. We or our affiliates may also pay duly licensed individuals associated with these organizations cash compensation for the sales of the Contracts.


FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account have been included in the SAI.


YOUR SPOUSE'S RIGHTS

If You received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and You are married, the income payments, withdrawal and loan provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax adviser or attorney.

Any reference to "spouse" includes those persons who are married under state law, regardless of sex.


WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from You for 36 consecutive months and your Account Balance is less than $2,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we cancel a Deferred Annuity issued in New York, we will return the full Account Balance. In all other cases, You will receive an amount equal to what You would have received if You had requested a total withdrawal of your Account Balance. Early Withdrawal Charges may apply.

We may cancel your Non-Qualified Deferred Annuity for Section 457(f) deferred compensation plans, Section 451 deferred fee arrangements, Section 451 deferred compensation plans and Section 457(e)(11) severance and death benefit plans if we do not receive any purchase payments from You for 12 consecutive months and your Account Balance is less than $15,000. Certain Deferred Annuities do not contain these cancellation provisions.

At our option, we may cancel certain TSA and PEDC Deferred Annuities if we determine that changes to your retirement plan would cause MetLife to pay more interest than we anticipated or to make more frequent payments than we anticipated in connection with the Fixed Interest Account. We may also cancel these Deferred Annuities, as legally permitted, if your retirement plan terminates or no longer qualifies as a tax sheltered arrangement. Also, the employer and MetLife may each cancel the Deferred Annuity upon 90 days notice to the other party.

We will not terminate any Contract where we keep records of your account if at the time the termination would otherwise occur the guaranteed amount under any death benefit is greater than the Account Balance. For all other Contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. We will not exercise this provision under Contracts issued in New York. However, if your plan determines to terminate the Contract at a time when You have a guaranteed amount under any death benefit that is greater than the Account Balance, You forfeit any guaranteed amount You have accrued under the death benefit upon termination of the Contract.


SPECIAL CHARGES THAT APPLY IF YOUR RETIREMENT PLAN TERMINATES ITS DEFERRED ANNUITY OR TAKES OTHER ACTION


Under certain TSA Deferred Annuities, amounts equal to some or all of the early withdrawal charge imposed under a contract of another issuer in connection with the transfer of money into a TSA Deferred Annuity may be credited to your Account Balance. If such amounts are credited to a TSA Deferred Annuity, special termination charges may be imposed. These charges may also apply if the plan introduces other funding vehicles provided by other carriers. Charges are not imposed on plan participants; but rather are absorbed by the contract holder. Therefore, under the Contract, the participant will incur only the withdrawal charges, if applicable, otherwise discussed in this Prospectus. The charges to the plan are imposed on the amount initially transferred to MetLife for the first seven years according to the schedule in the following table:


 DURING CONTRACT YEAR     PERCENTAGE
----------------------   -----------
           1                5.6%
           2                5.0%
           3                4.5%
           4                4.0%
           5                3.0%
           6                2.0%
           7                1.0%
     8 and Beyond            0%

The charge to the plan, for partial withdrawals, is determined by multiplying the amount of the withdrawal that is subject to the charge by the applicable percentage shown above.




                                  INCOME TAXES

--------------------------------------------------------------------------------
INTRODUCTION



The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Code and the provisions of the Code that govern the Contract are complex and subject to change. The applicability of Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect You and your Contract. Nor does this discussion address other Federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment in the Contract. As a result, You should always consult a tax adviser for complete information and advice applicable to your individual situation.

We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA.

We do not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

Any Code reference to "spouse" includes those persons who are married spouses under state law, regardless of sex.


NON-QUALIFIED ANNUITY CONTRACTS



This discussion assumes the Contract is an annuity Contract for Federal income tax purposes, that is not held in a tax qualified plan. Tax qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities ("TSA"), 408 or "IRAs" (including SEP and SIMPLE
IRAs), 408A or "Roth IRAs" or 457(b) or governmental 457(b) plans. Contracts owned through such plans are referred to below as "qualified" contracts.



ACCUMULATION



Generally, an owner of a non-qualified annuity Contract is not taxed on increases in the value of the Contract until there is a distribution from the Contract, i.e., surrender, partial withdrawal, income payments or commutation. This deferral of taxation on accumulated value in the Contract is limited to Contracts owned by or held for the benefit of "natural persons." A Contract will be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as an agent for the exclusive benefit of a natural person.

In contrast, a Contract owned by other than a "natural person," such as a corporation, partnership, trust or other entity, will be taxed currently on the increase in accumulated value in the Contract in the year earned. Note that in this regard, an employer which is the owner of an annuity Contract under a non-qualified deferred compensation arrangement for its employees, or otherwise is considered a non-natural owner and any annual increase in the Account Balance will be subject to current income taxation.


SURRENDERS OR WITHDRAWALS - EARLY DISTRIBUTION


If You take a withdrawal from your Contract, or surrender your Contract prior to the date You commence taking annuity or "income" payments (the "Annuity Starting Date"), the amount You receive will be treated first as coming from earnings, if any, (and thus subject to income tax) and then from your purchase payments (which are not subject to income tax). If the accumulated value is less than your purchase payments upon surrender of your Contract, You might be able to claim any unrecovered purchase payments on your Federal income tax return as a miscellaneous itemized deduction.

The portion of any withdrawal from an annuity Contract that is subject to income tax will also be subject to a 10% Federal income tax penalty for "early" distribution if such withdrawal is taken prior to You reaching age 59 1/2, unless it was made:


   (a)        on account of your death or disability,

   (b) as part of a series of substantially equal periodic payments payable for your life or joint lives of You and your designated beneficiary, or

   (c) under certain immediate income annuities providing for substantially equal payments made at least annually.


If You receive systematic payments that You intend to qualify for the "substantially equal periodic payments" exception noted above, any modifications (except due to death or disability) to your payment before age
59 1/2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include, but are not limited to, additional purchase payments to the Contract (including tax-free transfers or rollovers) and additional withdrawals from the Contract.


TREATMENT OF SEPARATE ACCOUNT CHARGES

It is possible that at some future date the Internal Revenue Service ("IRS") may consider that Contract charges attributable to certain guaranteed death benefits are to be treated as distributions from the Contract to pay for such non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the Contract and we do not report these as taxable income. However, if this treatment changes in the future, the charge could also be subject to a 10% Federal income tax penalty as an early distribution, as described above.

AGGREGATION


If You purchase two or more deferred annuity Contracts from MetLife (or its affiliates) during the same calendar year, the law requires that all such Contracts must be treated as a single Contract for purposes of determining whether any payments not received as an annuity (e.g., withdrawals) will be includible in income. Aggregation could affect the amount of a withdrawal that is taxable and subject to the 10% Federal income tax penalty described above. Since the IRS may require aggregation in other circumstances as well, You should consult a tax adviser if You are purchasing more than one annuity Contract from the same insurance company in a single calendar year. Aggregation does not affect distributions paid in the form of an annuity (See "Taxation of Payments in Annuity Form" below).


EXCHANGES/TRANSFERS


The annuity Contract may be exchanged in whole or in part for another annuity contract or a long-term care insurance policy. The partial exchange of an annuity contract may be a tax-free transaction provided that, among other prescribed IRS conditions, no amounts are distributed from either contract involved in the exchange for 180 days following the date of the exchange - other than annuity payments made for life, joint lives, or for a term of 10 years or more. Otherwise, a withdrawal or "deemed" distribution may be includible in your taxable income (plus a 10% Federal income tax penalty) to the extent that the accumulated value of your annuity exceeds your investment in the Contract (your "gain"). Some of the ramifications of a partial exchange remain unclear. If the annuity Contract is exchanged in part for an additional annuity contract, a distribution from either contract may be taxable to the extent of the combined gain attributable to both contracts, or only to the extent of your gain in the contract from which the distribution is paid. It is not clear whether this guidance applies to a partial exchange involving long-term care contracts. Consult your tax adviser prior to a partial exchange.


A transfer of ownership of the Contract, or the designation of an annuitant or other beneficiary who is not also the Contract owner, may result in income or gift tax consequences to the Contract owner. You should consult your tax adviser if You are considering such a transfer or assignment.


DEATH BENEFITS


The death benefit is taxable to the recipient in the same manner as if paid to the Contract owner (under the rules for withdrawals or income payments, whichever is applicable).


After your death, any death benefit determined under the Contract must be distributed according to certain rules. The method of distribution that is required depends on whether You die before or after the Annuity Starting Date.

If You die on or after the Annuity Starting Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

If You die before the Annuity Starting Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin within one year of your death) and the beneficiary must be a natural person.

Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the owner.

For Contracts owned by a non-natural person, the required distribution rules apply upon the death of the annuitant. If there is more than one annuitant of a Contract held by a non-natural person, then such required distributions will be triggered by the death of the first co-annuitant.

INVESTOR CONTROL

In certain circumstances, owners of Variable Annuity non-qualified contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of Portfolios available and the flexibility of the Contract owner to allocate purchase payments and transfer amounts among the Portfolios have not been addressed in public rulings. While we believe that the Contract does not give the Contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract owner from being treated as the owner of the Separate Account assets supporting the Contract.



TAXATION OF PAYMENTS IN ANNUITY FORM



Payments received from the Contract in the form of an annuity, are taxable as ordinary income to the extent they exceed the portion of the payment determined by applying the exclusion ratio to the entire payment. The exclusion ratio is determined at the time the Contract is annuitized (i.e., the accumulated value is converted to an annuity form of distribution). Generally, the applicable exclusion ratio is your investment in the Contract divided by the total payments You expect to receive based on IRS factors, such as the form of annuity and mortality. The excludable portion of each annuity payment is the return of investment in the Contract and it is excludable from your taxable income until your investment in the Contract is fully recovered. We will make this calculation for You. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified Contract is an amount greater - or less -- than the taxable amount determined by us and reported by us to You and the IRS.

Once You have recovered the investment in the Contract, further annuity payments are fully taxable.

If You die before your investment in the Contract is fully recovered, the balance of your investment may be deducted on your last tax return, or if annuity payments continue after your death, the balance may be recovered by your beneficiary.

The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between a fixed annuity option and variable investment options, as well as transfers between investment options after the Annuity Starting Date.

Once annuity payments have commenced, You may not be able to transfer to another non-qualified annuity contract as part of a long-term care contract a tax-free exchange.


If the Contract allows, You may elect to convert less than the full value of your Contract to an annuity form of pay-out (i.e., "partial annuitization.") In this case, your investment in the Contract will be pro-rated between the annuitized portion of the Contract and the deferred portion. An exclusion ratio will apply to the annuity payments as described above, provided the annuity form You elect is payable for at least 10 years or for the life of one or more individuals.

3.8% TAX ON NET INVESTMENT INCOME

   (1)   Federal tax law imposes a 3.8% Medicare tax on the lesser of:

   (2) the taxpayer's "net investment income," (from non-qualified annuities, interest, dividends, and other investments, offset by specified allowable deductions), or the taxpayer's modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 otherwise).

"Net investment income" in Item 1 above does not include distributions from tax qualified plans, (i.e., arrangements described in Code Sections 401(a), 403(a), 403(b), 408, 408A or 457(b), but such income will increase modified adjusted gross income in Item 2 above.

You should consult your tax adviser regarding the applicability of this tax to income under your annuity Contract.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 2011 (the "2011 PR Code") taxes distributions from non-qualified annuity contracts differently than in the U.S.

Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 PR Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis.

The amount of income on annuity distributions in annuity form (payable over your lifetime) is also calculated differently under the 2011 PR Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the IRS issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences.

You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution, particularly a partial distribution or election to annuitize if You are a resident of Puerto Rico.



QUALIFIED ANNUITY CONTRACTS

INTRODUCTION

The Contract may be purchased through certain types of retirement plans that receive favorable treatment under the Code ("tax qualified plans"). Tax-qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities ("TSA"), 408 or "IRAs" (including SEP and SIMPLE IRAs), 408A or "Roth IRAs" or 457 (b) or 457(b) governmental plans. Extensive special tax rules apply to qualified plans and to the annuity Contracts used in connection with these plans. Therefore, the following discussion provides only general information about the use of the Contract with the various types of qualified plans. Adverse tax consequences may result if You do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the Contract.

We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.

All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.

A Contract may also be available in connection with an employer's non-qualified deferred compensation Plan and qualified governmental excess benefit arrangement to provide benefits to certain employees in the plan. The tax rules regarding these plans are complex. We do not provide tax advice. Please consult your tax adviser about your particular situation.

ACCUMULATION


The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that You may claim for that contribution under qualified plans are limited under the Code. See the SAI for a description of qualified plan types and annual current contribution limitations which are subject to change from year-to-year.

Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a "before tax" basis entitle You to a tax deduction or are not subject to current income tax. Purchase payments made on an "after tax" basis do not reduce your taxable income or give You a tax deduction. Contributions may also consist of transfers or rollovers as described below and are not subject to the annual limitations on contributions.


The Contract will accept as a single purchase payment a transfer or rollover from another IRA or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plan.) It will also accept a rollover or transfer from a SIMPLE IRA after the taxpayer has participated in such arrangement for at least two years. As part of the single purchase payment, the IRA Contract will also accept an IRA contribution subject to the Code limits for the year of purchase.

For income annuities established in accordance with a distribution option under a retirement plan of an employer (e.g., 401(a), 401(k), 403(a), 403(b) or 457(b) plan), the Contract will only accept as its single purchase payment a transfer from such employer retirement plan.

TAXATION OF ANNUITY DISTRIBUTIONS

If contributions are made on a "before tax" basis, You generally pay income taxes on the full amount of money You receive under the Contract. Withdrawals attributable to any after-tax contributions are basis in the Contract and not subject to income tax (except for the portion of the withdrawal allocable to earnings, if any).

Under current Federal income tax rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

If You meet certain requirements, your Roth IRA, Roth 403(b) and Roth 401(k) earnings can be received free of Federal income taxes.

With respect to IRA Contracts, we will withhold a portion of the taxable amount of your withdrawal for income taxes, unless You elect otherwise. The amount we will withhold is determined by the Code.


WITHDRAWALS PRIOR TO AGE 59 1/2


A taxable withdrawal from a qualified plan which is subject to income tax may also be subject to a 10% Federal income tax penalty for "early" distribution if taken prior to age 59 1/2, unless an exception described below applies. The penalty rate is 25% for SIMPLE plan Contracts if the withdrawal occurs within the first 2 years of your participation in the plan.

These exceptions include withdrawals made:


   (a)        on account of your death or disability, or

   (b) as part of a series of substantially equal periodic payments payable for your life or joint lives of You and your designated beneficiary and You are separated from employment.


If You receive systematic payments that You intend to qualify for the "substantially equal periodic payments" exception noted above, any modifications (except due to death or disability) to your payment before age
59 1/2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include, but are not limited to, additional purchase payments (including tax-free transfers or rollovers) and additional withdrawals from the Contract.

In addition to death, disability and as part of a series of substantially equal periodic payments as indicated above, a withdrawal or distribution from an IRA (including SEPs and SIMPLEs and Roth IRAs) will avoid the penalty (1) if the distribution is to pay deductible medical expenses; (2) if the distribution is to pay IRS levies (and made after December 31, 1999); (3) if the distribution is used to pay for medical insurance (if You are unemployed), qualified higher education expenses, or for a qualified first time home purchase up to $10,000. Other exceptions may be applicable under certain circumstances and special rules apply or may become applicable in connection with the exceptions enumerated above.


The 10% Federal income tax penalty on early distribution does not apply to governmental 457(b) plan Contracts. However, it does apply to distributions from 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.

In addition to death, disability and as part of a series of substantially equal periodic payments as indicated above, a withdrawal or distribution from an IRA (including SEPs and SIMPLEs and Roth IRAs) will avoid the penalty (1) if the distribution is to pay deductible medical expenses; (2) if the distribution is to pay IRS levies (and made after December 31, 1999); (3) if the distribution is used to pay for medical insurance (if You are unemployed), qualified higher education expenses, or for a qualified first time home purchase up to $10,000. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.

ROLLOVERS

Your Contract is non-forfeitable (i.e., not subject to the claims of your creditors) and non-transferable (i.e., You may not transfer it to someone else).

Nevertheless, Contracts held in certain employer plans subject to ERISA may be transferred in part pursuant to a QDRO.

Under certain circumstances, You may be able to transfer amounts distributed from your Contract to another eligible retirement plan or IRA. For 457(b) plans maintained by non-governmental employers, if certain conditions are met, amounts may be transferred into another 457(b) plan maintained by a non-governmental employer.

Rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA or account during the first two years that You participate in the SIMPLE IRA plan. After this two year period, rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA or account, as well as into another SIMPLE IRA.


Generally, a distribution may be eligible for rollover, but certain types of distributions cannot be rolled over, such as distributions received on account of:

   (a)        minimum distribution requirements,

   (b)        financial hardship, or

   (c)        for a period of ten or more years or for life.


20% WITHHOLDING ON ELIGIBLE ROLLOVER DISTRIBUTIONS


For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. The amount we withhold is determined by the Code. You may avoid withholding if You directly transfer a withdrawal from this Contract to another qualified plan or IRA. Similarly, You may be able to avoid withholding on a transfer into this Contract from an existing qualified plan You may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not "eligible rollover distributions," the Code imposes different withholding rules to determine the withholding percentage.


DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the Contract owner or plan participant (under the rules for withdrawals or income payments, whichever is applicable).


Distributions required from a qualified annuity Contract following your death depend on whether You die before You had converted your Contract to an annuity form and started taking annuity payments (your Annuity Starting Date).

If You die on or after your Annuity Starting Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

If You die before your Annuity Starting Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin within one year of your death).

Your designated beneficiary is the person to whom benefit rights under the Contract pass by reason of death; the beneficiary must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.

If the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the owner. If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which You would have reached age 70 1/2.

Alternatively, your spouse may be able to rollover the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan or he or she may elect to rollover the death proceeds into his or her own IRA.


If your beneficiary is not your spouse and your plan and Contract permit, your beneficiary may be able to rollover the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse beneficiary may not treat the inherited IRA as his or her own IRA.

Additionally, for Contracts issued in connection with qualified plans subject to ERISA, the spouse or ex-spouse of the owner may have rights in the Contract. In such a case, the owner may need the consent of the spouse or ex-spouse to change annuity options or make a withdrawal from the Contract.

REQUIRED MINIMUM DISTRIBUTIONS



Generally, You must begin receiving amounts from Your retirement plan by April 1 following the latter of:


   (a)        the calendar year in which You reach age 70 1/2, or

   (b) the calendar year You retire, provided You do not own more than 5% of your employer.

For IRAs (including SEPs and SIMPLEs), You must begin receiving withdrawals by April 1 of the year after You reach age 70 1/2 even if You have not retired.


A tax penalty of 50% applies to the shortfall of any required minimum distributions You fail to receive.


You may not satisfy minimum distributions for one employer's qualified plan (i.e., 401(a), 403(a), 457(b)) with distributions from another qualified plan of the same or a different employer. However, an aggregation rule does apply in the case of IRAs (including SEPs and SIMPLEs). or 403(b) plans. The minimum required distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of your IRAs/SEPs. Similarly, the amount of required minimum distribution is calculated separately with respect to each 403(b) arrangement, but the aggregate amount of the required distribution may be taken from any one or more of the your 403(b) plan contracts.

Complex rules apply to the calculation of these withdrawals. In general, income tax regulations permit income payments to increase based not only with respect to the investment experience of the Portfolios but also with respect to actuarial gains.

The regulations also require that the value of benefits under a deferred annuity including certain death benefits in excess of Contract value must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. We will provide You with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult your own tax adviser as to how these rules affect your own distribution under this rule.

If You intend to receive your minimum distributions which are payable over the joint lives of You and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of You and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. You should consult your own tax adviser as to how these rules affect your own Contract.


Required minimum distribution rules that apply to other types of IRAs while You are alive do not apply to Roth IRAs. However, in general, the IRA post-death rules with respect to minimum distributions do apply to beneficiaries of Roth IRAs.



ADDITIONAL INFORMATION REGARDING TSA (ERISA AND NON-ERISA) 403(B)

SPECIAL RULES REGARDING EXCHANGES

In order to satisfy tax regulations, contract exchanges within a 403(b) plan after September 24, 2007, must, at a minimum, meet the following requirements:
(1) the plan must allow the exchange; (2) the exchange must not result in a reduction in a participant's or a beneficiary's accumulated benefit: (3) the receiving contract includes distribution restrictions that are no less stringent than those imposed on the contract being exchanged; and (4) if the issuer receiving the exchanges is not part of the plan, the employer enters into an agreement with the issuer to provide information to enable the contract provider to comply with Code requirements. Such information would include details concerning severance from employment, hardship withdrawals, loans and tax basis. You should consult your tax or legal counsel for any advice relating to Contract exchanges or any other matter relating to these regulations.

WITHDRAWALS

If You are under age 59 1/2, You generally cannot withdraw money from your TSA Contract unless the withdrawal:

   (a) Related to purchase payments made prior to 1989 and pre-1989 earnings on those purchase payments;

   (b) Is exchanged to another permissible investment under your 403(b) plan;

   (c) Relates to contributions to an annuity contract that are not salary reduction elective deferrals , if your plan allows it;

   (d) Occurs after You die, leave your job or become disabled (as defined by the Code);

   (e) Is for financial hardship (but only to the extent of elective deferrals), if your plan allows it;

   (f) Relates to distributions attributable to certain TSA plan terminations, if the conditions of the Code are met;

   (g)        Relates to rollover or after-tax contributions; or

   (h) Is for the purchase of permissive service credit under a governmental defined benefit plan.

In addition, a Section 403(b) Contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant's severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age or disability.


ADDITIONAL INFORMATION REGARDING IRAS


PURCHASE PAYMENTS

Traditional IRA purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after You attain age 70 1/2. Except for permissible rollovers and direct transfers, purchase payments for individuals are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions. Individuals age 50 and older are permitted to make additional "catch-up" contributions if they have sufficient compensation. If You or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited. If You exceed purchase payment limits You may be subject to a tax penalty.

Roth IRA purchase payments for individuals are non-deductible (made on an "after tax" basis) and are limited to the lesser of 100% of compensation or the annual deductible IRA amount. Individuals age 50 and older can make an additional "catch-up" purchase payment each year (assuming the individual has sufficient compensation). You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. You can contribute to a Roth IRA after age 70 1/2. If You exceed purchase payment limits, You may be subject to a tax penalty.

WITHDRAWALS

If and to the extent that Traditional IRA purchase payments are made on an "after tax" basis, withdrawals would be included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based upon the ratio of all non-deductible purchase payments to the total value of all your Traditional IRAs (including SEP IRAs and SIMPLE IRAs). We withhold a portion of the amount of your withdrawal for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code.

Generally, withdrawal of earnings from Roth IRAs are free from Federal income tax if (1) they are made at least five taxable years after your first purchase payment to a Roth IRA; and (2) they are made on or after the date You reach age 59 1/2 and upon your death, disability or qualified first-home purchase (up to $10,000). Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. We may be required to withhold a portion of your withdrawal for income taxes, unless You elect otherwise. The amount will be determined by the Code.

CONVERSION

Traditional IRAs may be converted to Roth IRAs. Except to the extent You have non-deductible contributions, the amount converted from an existing Traditional IRA into a Roth IRA is taxable. Generally, the 10% Federal income tax penalty does not apply. However, the taxable amount to be converted must be based on the fair market value of the entire annuity contract being converted into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the Account Balance; as well as adding back certain loads and charges incurred during the prior twelve month period. Your Contract may include such benefits and applicable charges. Accordingly, if You are considering such conversion of your annuity Contract, please consult your tax adviser. The taxable amount may exceed the Account Balance at the date of conversion.

A Roth IRA Contract may also be re-characterized as a Traditional IRA, if certain conditions are met. Please consult your tax adviser.


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DISTINCTION FOR PUERTO RICO CODE

An annuity Contract may be purchased by an employer for an employee under a qualified pension, profit sharing, stock bonus, annuity, or a "cash or deferred" arrangement plan established pursuant to Section 1081.01 of the 2011 PR Code. To be tax qualified under the 2011 PR Code, a plan must comply with the requirements of Section 1081.01(a) of the 2011 PR Code which includes certain participation requirements, among other requirements. A trust created to hold assets for a qualified plan is exempt from tax on its investment income.

CONTRIBUTIONS

The employer is entitled to a current income tax deduction for contributions made to a qualified plan, subject to statutory limitations on the amount that may be contributed each year. The plan contributions by the employer are not required to be included in the current income of the employee.

DISTRIBUTIONS

Any amount received or made available to the employee under the qualified plan is includible in the gross income of the employee in the taxable year in which received or made available. In such case, the amount paid or contributed by the employer shall not constitute consideration paid by the employee for the Contract for purposes of determining the amount of annuity payments required to be included in the employee's gross income. Thus, amounts actually distributed or made available to any employee under the qualified plan will be included in their entirety in the employee's gross income. The value of accrued benefits in a qualified retirement plan with respect to which the special 8% tax under Puerto Rico Act No. 77-2014 was prepaid will be considered as part of the participant's tax basis in his retirement plan account. Thus, any distributions attributable to the benefits for which such taxes were prepaid will not be subject to income taxes when the same are subsequently received by the participant. However, the investment income and the appreciation in value, if any, accrued on the benefits with respect to which the special tax was prepaid, will be taxed as provided by the tax rules in effect at the time of distribution. Lump-sum proceeds from a Puerto Rico qualified retirement plan due to separation from service will generally be taxed at a 20% capital gain tax rate to be withheld at the source. A special rate of 10% may apply instead, if the plan satisfies the following requirements:

   (1) the plan's trust is organized under the laws of Puerto Rico, or has a Puerto Rico resident trustee and uses such trustee as paying agent; and

   (2) 10% of all plan's trust assets (calculated based on the average balance of the investments of the trust) attributable to participants who are Puerto Rico residents must be invested in "property located in Puerto Rico" for a three-year period.

If these two requirements are not satisfied, the distribution will generally be subject to the 20% tax rate. The three-year period includes the year of the distribution and the two immediately preceding years. In the case of a defined contribution plan that maintains separate accounts for each participant, the described 10% investment requirement may be satisfied in the accounts of a participant that chooses to invest in such fashion rather than at the trust level. Property located in Puerto Rico includes shares of stock of a Puerto Rico registered investment company, fixed or variable annuities issued by a domestic insurance company or by a foreign insurance corporation that derives more than 80% of its gross income from sources within Puerto Rico and bank deposits. The PR 2011 Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.


You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution of You are a resident of Puerto Rico.


ROLLOVER

Deferral of the recognition of income continues upon the receipt of a distribution by a participant from a qualified plan, if the distribution is contributed to another qualified retirement plan or traditional individual retirement account for the employee's benefit no later than sixty (60) days after the distribution.

ERISA CONSIDERATIONS


In the context of a Puerto Rico qualified retirement plan trust, the IRS has held that the transfer of assets and liabilities from a qualified retirement plan trust under the Code to that type of plan would generally be treated as a distribution includible in gross income for U.S. income tax purposes even if the Puerto Rico retirement plan is a plan described in ERISA Section 1022(i)(1). By contrast, a transfer from a qualified retirement plan trust under the Code to a Puerto Rico qualified retirement plan trust that has made an election under ERISA Section 1022(i)(2) is not treated as a distribution from the transferor plan for U.S. income tax purposes because a Puerto Rico retirement plan that has made an election under ERISA Section 1022(i)(2) is treated as a qualified retirement plan for purposes Code Section 401(a). The IRS has determined that the above described rules prescribing the inclusion in income of transfers of assets and liabilities to a Puerto Rico retirement plan trust described in ERISA Section 1022(i)(1) would be applicable to transfers taking effect after December 31, 2012. Notwithstanding the above, the IRS has recently held that a Puerto Rico retirement plan described in ERISA Section 1022(i)(1) may participate in a 81-100 group trust because it permits said plan to diversify its investments without adverse tax consequences to the group trust or its investors.

Similar to the IRS in Revenue Ruling 2013-17, the U.S. Department of Labor issued DOL Technical Release No. 2013-04 on September 18, 2013, providing that, where the Secretary of Labor has authority to regulate with respect to the provisions of ERISA dealing with the use of the term "spouse" spouse will be read to refer to any individuals who are lawfully married under any state law, including same-sex spouses, and without regard to whether their state of domicile recognizes same-sex marriage. Thus, for ERISA purposes as well as Federal tax purposes, an employee benefit plan participant who marries a person of the same sex in a jurisdiction that recognizes same-sex marriage will continue to be treated as married even if the couple moves to a jurisdiction that does not recognize same-sex marriage.



                               LEGAL PROCEEDINGS

--------------------------------------------------------------------------------
In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and Federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX A

--------------------------------------------------------------------------------
                               PREMIUM TAX TABLE


If You are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.


                                          NON-QUALIFIED
                            QUALIFIED       DEFERRED
                            DEFERRED        ANNUITIES
                           AND INCOME      AND INCOME
                            ANNUITIES       ANNUITIES
                          ------------   --------------
California(1)..........      0.5%            2.35%
Florida(2).............      1.0%             1.0%
Maine(3)...............      0.0%             2.0%
Nevada(4)..............      0.0%             3.5%
Puerto Rico(5).........      1.0%             1.0%
South Dakota(6)........      0.0%            1.25%
West Virginia..........      1.0%             1.0%
Wyoming(4).............      0.0%             1.0%

------------
1  California applies the qualified tax rate to plans that qualify under the following Code Sections: 401(a), 403(b), 404, 408(b), and 501(a).
2  Annuity premiums are exempt from taxation provided the tax savings are passed back to the contract holders. Otherwise, they are taxable at 1%. 3 Maine applies the qualified tax rate to plans that qualify under the following Code Sections: 401, 403, 403(b), 404, 408, 457 and 501.
4  Nevada and Wyoming apply the qualified tax rate to plans that qualify under the following Code Sections: 401, 403, 404, 408, 457 and 501.
5 We will no deduct premium taxes paid by us to Puerto Rico from purchase payments, Account Balances, withdrawals, death benefits or income payments.
6 Special rate applies for large case annuity policies. Rate is 8/100 of 1% for that portion of the annuity considerations received on a contract exceeding $500,000 annually. Special rate on large case policies is not subject to retaliation. South Dakota applies the qualified tax rate to plans that qualify under the following Code Sections: 401, 403(b), 404, 408, 457, and 501(a).

                                   APPENDIX B
--------------------------------------------------------------------------------
                     ACCUMULATION UNIT VALUES (IN DOLLARS)


This table shows fluctuations in the Accumulation Unit Values for Enhanced Preference Plus Deferred Annuities for each Investment Division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).



                                                                                                                     NUMBER OF
                                                                                        BEGINNING OF                  ACCUMULATION
                                                                                            YEAR        END OF YEAR   UNITS END OF
0.95 SEPARATE ACCOUNT CHARGE                                                            ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                              YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
------------------------------------------------------------------------------- ------ -------------- -------------- -------------
American Funds Bond Investment Division (Class 2) (5/1/2006)................... 2006    15.44          16.26               20
                                                                                2007    16.26          16.64              181
                                                                                2008    16.64          14.94              164
                                                                                2009    14.94          16.67              169
                                                                                2010    16.67          17.57              200
                                                                                2011    17.57          18.47              203
                                                                                2012    18.47          19.28              202
                                                                                2013    19.28          18.69              193
                                                                                2014    18.69          19.49              178
                                                                                2015    19.49          19.36              166
American Funds Global Small Capitalization Investment Division (Class 2)....... 2006    24.98          30.70              743
                                                                                2007    30.70          36.92              869
                                                                                2008    36.92          17.00              820
                                                                                2009    17.00          27.16              861
                                                                                2010    27.16          32.94              838
                                                                                2011    32.94          26.38              712
                                                                                2012    26.38          30.88              662
                                                                                2013    30.88          39.25              608
                                                                                2014    39.25          39.70              562
                                                                                2015    39.70          39.44              518
American Funds Growth Investment Division (Class 2)............................ 2006   162.02         176.90              259
                                                                                2007   176.90         196.86              274
                                                                                2008   196.86         109.26              286
                                                                                2009   109.26         150.89              304
                                                                                2010   150.89         177.40              304
                                                                                2011   177.40         168.23              285
                                                                                2012   168.23         196.45              257
                                                                                2013   196.45         253.20              239
                                                                                2014   253.20         272.16              217
                                                                                2015   272.16         288.09              196
American Funds Growth-Income Investment Division (Class 2)..................... 2006   112.67         128.59              317
                                                                                2007   128.59         133.79              340
                                                                                2008   133.79          82.37              337
                                                                                2009    82.37         107.09              328
                                                                                2010   107.09         118.21              311
                                                                                2011   118.21         114.96              290
                                                                                2012   114.96         133.78              271
                                                                                2013   133.78         176.93              248
                                                                                2014   176.93         193.91              235
                                                                                2015   193.91         194.88              209
American Funds(R) Balanced Allocation Investment Division (Class C)
(4/28/2008).................................................................... 2008    10.00           7.03               32
                                                                                2009     7.03           9.01               93
                                                                                2010     9.01          10.01              241
                                                                                2011    10.01           9.70              236
                                                                                2012     9.70          10.91              176
                                                                                2013    10.91          12.81              232
                                                                                2014    12.81          13.46              304
                                                                                2015    13.46          13.24              318
American Funds(R) Growth Allocation Investment Division (Class C)
(4/28/2008).................................................................... 2008     9.99           6.37               24
                                                                                2009     6.37           8.47               79
                                                                                2010     8.47           9.52              142
                                                                                2011     9.52           8.98              182
                                                                                2012     8.98          10.34              225
                                                                                2013    10.34          12.81              284
                                                                                2014    12.81          13.50              322
                                                                                2015    13.50          13.27              361

                                          0.95 SEPARATE ACCOUNT CHARGE (CONTINUED)
                                                                                                                 NUMBER OF
                                                                                  BEGINNING OF                  ACCUMULATION
                                                                                      YEAR        END OF YEAR   UNITS END OF
                                                                                  ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                        YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
------------------------------------------------------------------------- ------ -------------- -------------- -------------
American Funds(R) Moderate Allocation Investment Division (Class C)
(4/28/2008).............................................................. 2008   10.01           7.70                 23
                                                                          2009    7.70           9.42                 63
                                                                          2010    9.42          10.26                151
                                                                          2011   10.26          10.18                194
                                                                          2012   10.18          11.18                193
                                                                          2013   11.18          12.57                225
                                                                          2014   12.57          13.21                294
                                                                          2015   13.21          12.99                338
Baillie Gifford International Stock Investment Division (Class A)........ 2006   18.83          21.73              1,262
                                                                          2007   21.73          23.75              1,095
                                                                          2008   23.75          13.14              1,021
                                                                          2009   13.14          15.91                971
                                                                          2010   15.91          16.90                852
                                                                          2011   16.90          13.41                672
                                                                          2012   13.41          15.88                585
                                                                          2013   15.88          18.17                521
                                                                          2014   18.17          17.44                465
                                                                          2015   17.44          16.94                415
Barclays Aggregate Bond Index Investment Division (Class A).............. 2006   13.57          14.00              1,651
                                                                          2007   14.00          14.82              1,753
                                                                          2008   14.82          15.56              1,497
                                                                          2009   15.56          16.21              1,549
                                                                          2010   16.21          17.03              1,540
                                                                          2011   17.03          18.14              1,425
                                                                          2012   18.14          18.67              1,478
                                                                          2013   18.67          18.06              1,427
                                                                          2014   18.06          18.93              1,410
                                                                          2015   18.93          18.80              1,266
BlackRock Bond Income Investment Division (Class A)...................... 2006   47.99          49.64                435
                                                                          2007   49.64          52.26                448
                                                                          2008   52.26          49.99                394
                                                                          2009   49.99          54.21                367
                                                                          2010   54.21          58.18                355
                                                                          2011   58.18          61.42                309
                                                                          2012   61.42          65.44                287
                                                                          2013   65.44          64.32                257
                                                                          2014   64.32          68.24                247
                                                                          2015   68.24          67.99                224
BlackRock Capital Appreciation Investment Division (Class E)............. 2006   11.73          12.08                 50
                                                                          2007   12.08          14.19                 66
                                                                          2008   14.19           8.90                 89
                                                                          2009    8.90          12.05                125
                                                                          2010   12.05          14.28                156
                                                                          2011   14.28          12.87                173
                                                                          2012   12.87          14.55                160
                                                                          2013   14.55          19.33                135
                                                                          2014   19.33          20.82                134
                                                                          2015   20.82          21.88                141
BlackRock Capital Appreciation Investment Division (Class E) (formerly
BlackRock Legacy Large Cap Growth Investment Division (Class E) and
before that FI Large Cap Investment Division (Class E)) (5/1/2006)....... 2006   18.03          18.30                  3
                                                                          2007   18.30          18.81                  5
                                                                          2008   18.81          10.27                 14
                                                                          2009   10.27          10.72                  0
BlackRock Large Cap Value Investment Division (Class E).................. 2006   12.53          14.79                262
                                                                          2007   14.79          15.13                317
                                                                          2008   15.13           9.73                312
                                                                          2009    9.73          10.72                309
                                                                          2010   10.72          11.58                347
                                                                          2011   11.58          11.71                361
                                                                          2012   11.71          13.24                298
                                                                          2013   13.24          17.31                319
                                                                          2014   17.31          18.82                329
                                                                          2015   18.82          17.51                314

                                            0.95 SEPARATE ACCOUNT CHARGE (CONTINUED)
                                                                                                                     NUMBER OF
                                                                                      BEGINNING OF                  ACCUMULATION
                                                                                          YEAR        END OF YEAR   UNITS END OF
                                                                                      ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                            YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
----------------------------------------------------------------------------- ------ -------------- -------------- -------------
Calvert VP SRI Balanced Investment Division (Class I)........................ 2006    26.56          28.62               291
                                                                              2007    28.62          29.13               265
                                                                              2008    29.13          19.81               228
                                                                              2009    19.81          24.59               203
                                                                              2010    24.59          27.31               190
                                                                              2011    27.31          28.29               166
                                                                              2012    28.29          30.97               152
                                                                              2013    30.97          36.20               143
                                                                              2014    36.20          39.31               131
                                                                              2015    39.31          38.08               122
Calvert VP SRI Mid Cap Growth Investment Division............................ 2006    26.92          28.51               419
                                                                              2007    28.51          31.11               395
                                                                              2008    31.11          19.35               377
                                                                              2009    19.35          25.31               370
                                                                              2010    25.31          32.96               371
                                                                              2011    32.96          33.41               338
                                                                              2012    33.41          38.65               319
                                                                              2013    38.65          49.73               285
                                                                              2014    49.73          53.25               256
                                                                              2015    53.25          51.02               227
Clarion Global Real Estate Investment Division (Class E)..................... 2006    14.48          19.74               464
                                                                              2007    19.74          16.65               399
                                                                              2008    16.65           9.61               415
                                                                              2009     9.61          12.85               423
                                                                              2010    12.85          14.79               412
                                                                              2011    14.79          13.86               398
                                                                              2012    13.86          17.32               449
                                                                              2013    17.32          17.78               471
                                                                              2014    17.78          19.97               453
                                                                              2015    19.97          19.53               420
ClearBridge Aggressive Growth Investment Division (Class A).................. 2006     8.36           8.15               353
                                                                              2007     8.15           8.28               331
                                                                              2008     8.28           5.00               318
                                                                              2009     5.00           6.62               340
                                                                              2010     6.62           8.13               336
                                                                              2011     8.13           8.34               429
                                                                              2012     8.34           9.82               452
                                                                              2013     9.82          14.20               577
                                                                              2014    14.20          16.75             1,231
                                                                              2015    16.75          15.96             1,171
ClearBridge Aggressive Growth Investment Division (Class A) (formerly
ClearBridge Aggressive Growth II Investment Division (Class E)) (4/30/2007).. 2007   167.63         206.42                 3
                                                                              2008   206.42         118.71                20
                                                                              2009   118.71         168.16                30
                                                                              2010   168.16         182.42                32
                                                                              2011   182.42         167.25                30
                                                                              2012   167.25         203.18                30
                                                                              2013   203.18         259.45                25
                                                                              2014   259.45         270.66                 0
ClearBridge Aggressive Growth Investment Division (Class A) (formerly Legg
Mason ClearBridge Aggressive Growth Investment Division (Class A) and
before that Legg Mason Value Equity Investment Division (Class A) and
before that MFS(R) Investors Trust Investment Division (Class A))............ 2006     9.41           9.87                59
ClearBridge Aggressive Growth Investment Division (Class A) (formerly Legg
Mason ClearBridge Aggressive Growth Investment Division (Class A) and
before that Legg Mason Value Equity Investment Division (Class A))........... 2006     9.82          10.57               100
                                                                              2007    10.57           9.87               108
                                                                              2008     9.87           4.45               118
                                                                              2009     4.45           6.08               123
                                                                              2010     6.08           6.50               134
                                                                              2011     6.50           6.92                 0
Fidelity Equity-Income Investment Division (Initial Class)................... 2006    44.11          52.52             2,516
                                                                              2007    52.52          52.82             2,280
                                                                              2008    52.82          30.00             1,908
                                                                              2009    30.00          38.70             1,765
                                                                              2010    38.70          44.15             1,632
                                                                              2011    44.15          44.16             1,386
                                                                              2012    44.16          51.32             1,271
                                                                              2013    51.32          65.15             1,180
                                                                              2014    65.15          70.16             1,077
                                                                              2015    70.16          66.74               961

                                          0.95 SEPARATE ACCOUNT CHARGE (CONTINUED)
                                                                                                                 NUMBER OF
                                                                                  BEGINNING OF                  ACCUMULATION
                                                                                      YEAR        END OF YEAR   UNITS END OF
                                                                                  ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                        YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
------------------------------------------------------------------------- ------ -------------- -------------- -------------
Fidelity Growth Investment Division (Initial Class)...................... 2006   38.77          41.03              3,115
                                                                          2007   41.03          51.61              2,815
                                                                          2008   51.61          27.01              2,438
                                                                          2009   27.01          34.32              2,292
                                                                          2010   34.32          42.22              2,111
                                                                          2011   42.22          41.91              1,783
                                                                          2012   41.91          47.61              1,633
                                                                          2013   47.61          64.31              1,489
                                                                          2014   64.31          70.90              1,382
                                                                          2015   70.90          75.27              1,266
Fidelity Investment Grade Bond Investment Division (Initial Class)....... 2006   23.22          24.00                809
                                                                          2007   24.00          24.80                841
                                                                          2008   24.80          23.77                730
                                                                          2009   23.77          27.25                794
                                                                          2010   27.25          29.11                761
                                                                          2011   29.11          30.95                691
                                                                          2012   30.95          32.46                686
                                                                          2013   32.46          31.59                527
                                                                          2014   31.59          33.12                477
                                                                          2015   33.12          32.61                424
Fidelity Overseas Investment Division (Initial Class).................... 2006   26.12          30.55              1,300
                                                                          2007   30.55          35.50              1,276
                                                                          2008   35.50          33.46                  0
Frontier Mid Cap Growth Investment Division (Class A).................... 2006   47.18          49.89              1,235
                                                                          2007   49.89          59.58              1,096
                                                                          2008   59.58          32.03              1,008
                                                                          2009   32.03          47.42                941
                                                                          2010   47.42          54.16                857
                                                                          2011   54.16          52.04                697
                                                                          2012   52.04          57.21                631
                                                                          2013   57.21          75.25                576
                                                                          2014   75.25          82.85                528
                                                                          2015   82.85          84.43                485
Harris Oakmark International Investment Division (Class E)............... 2006   16.10          20.57                634
                                                                          2007   20.57          20.18                664
                                                                          2008   20.18          11.82                563
                                                                          2009   11.82          18.19                652
                                                                          2010   18.19          20.99                657
                                                                          2011   20.99          17.86                638
                                                                          2012   17.86          22.87                666
                                                                          2013   22.87          29.60                712
                                                                          2014   29.60          27.66                700
                                                                          2015   27.66          26.18                652
Invesco Mid Cap Value Investment Division (Class A)...................... 2006   25.14          27.76              1,116
                                                                          2007   27.76          28.44              1,072
                                                                          2008   28.44          14.83                963
                                                                          2009   14.83          21.76                961
                                                                          2010   21.76          27.23                946
                                                                          2011   27.23          25.25                827
                                                                          2012   25.25          27.98                  0
Invesco Mid Cap Value Investment Division (Class A)...................... 2012   27.85          28.75                756
                                                                          2013   28.75          37.21                657
                                                                          2014   37.21          40.53                622
                                                                          2015   40.53          36.63                551
Invesco Small Cap Growth Investment Division (Class E)................... 2006   13.34          15.10                 53
                                                                          2007   15.10          16.63                 57
                                                                          2008   16.63          10.10                 62
                                                                          2009   10.10          13.40                 75
                                                                          2010   13.40          16.77                 64
                                                                          2011   16.77          16.45                 69
                                                                          2012   16.45          19.28                 69
                                                                          2013   19.28          26.81                104
                                                                          2014   26.81          28.69                 98
                                                                          2015   28.69          27.97                 96
Jennison Growth Investment Division (Class A)............................ 2006   5.06            5.15                416
                                                                          2007   5.15            5.70                431
                                                                          2008   5.70            3.59                460
                                                                          2009   3.59            4.98                477
                                                                          2010   4.98            5.50                475
                                                                          2011   5.50            5.48                429
                                                                          2012   5.48            6.29                611
                                                                          2013   6.29            8.53                550
                                                                          2014   8.53            9.22                514
                                                                          2015   9.22           10.12                599

                                            0.95 SEPARATE ACCOUNT CHARGE (CONTINUED)
                                                                                                                     NUMBER OF
                                                                                      BEGINNING OF                  ACCUMULATION
                                                                                          YEAR        END OF YEAR   UNITS END OF
                                                                                      ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                            YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
----------------------------------------------------------------------------- ------ -------------- -------------- -------------
Jennison Growth Investment Division (Class A) (formerly Oppenheimer
Capital Appreciation Investment Division (Class E) (5/1/2005))............... 2006   10.93          11.66                 31
                                                                              2007   11.66          13.22                 48
                                                                              2008   13.22           7.08                 59
                                                                              2009    7.08          10.09                 74
                                                                              2010   10.09          10.94                 88
                                                                              2011   10.94          10.72                 78
                                                                              2012   10.72          12.07                  0
Loomis Sayles Global Markets Investment Division (Class B) (4/29/2013)....... 2013   13.32          14.68                 84
                                                                              2014   14.68          15.05                119
                                                                              2015   15.05          15.09                158
Loomis Sayles Global Markets Investment Division (Class B) (formerly
Met/Franklin Income Investment Division (Class B)) (4/28/2008)............... 2008    9.99           8.01                 10
                                                                              2009    8.01          10.14                 24
                                                                              2010   10.14          11.23                 23
                                                                              2011   11.23          11.37                 56
                                                                              2012   11.37          12.67                 79
                                                                              2013   12.67          13.24                  0
Loomis Sayles Small Cap Core Investment Division (Class A)................... 2006   30.16          34.86                155
                                                                              2007   34.86          38.64                179
                                                                              2008   38.64          24.54                176
                                                                              2009   24.54          31.66                183
                                                                              2010   31.66          40.00                177
                                                                              2011   40.00          39.86                174
                                                                              2012   39.86          45.23                170
                                                                              2013   45.23          63.19                179
                                                                              2014   63.19          64.95                162
                                                                              2015   64.95          63.38                146
Loomis Sayles Small Cap Growth Investment Division (Class A)................. 2006   10.36          11.29                205
                                                                              2007   11.29          11.69                186
                                                                              2008   11.69           6.81                195
                                                                              2009    6.81           8.77                186
                                                                              2010    8.77          11.44                194
                                                                              2011   11.44          11.67                215
                                                                              2012   11.67          12.86                190
                                                                              2013   12.86          18.94                245
                                                                              2014   18.94          18.99                216
                                                                              2015   18.99          19.14                194
Lord Abbett Bond Debenture Investment Division (Class A)..................... 2006   13.90          15.05                562
                                                                              2007   15.05          15.93                647
                                                                              2008   15.93          12.88                617
                                                                              2009   12.88          17.49                629
                                                                              2010   17.49          19.61                608
                                                                              2011   19.61          20.37                543
                                                                              2012   20.37          22.84                603
                                                                              2013   22.84          24.47                632
                                                                              2014   24.47          25.48                625
                                                                              2015   25.48          24.77                577
Met/Artisan Mid Cap Value Investment Division (Class A)...................... 2006   38.71          43.13                558
                                                                              2007   43.13          39.80                484
                                                                              2008   39.80          21.28                431
                                                                              2009   21.28          29.85                419
                                                                              2010   29.85          34.02                387
                                                                              2011   34.02          35.98                377
                                                                              2012   35.98          39.87                334
                                                                              2013   39.87          54.05                300
                                                                              2014   54.05          54.57                270
                                                                              2015   54.57          48.95                234
Met/Franklin Low Duration Total Return Investment Division (Class B)......... 2011    9.98           9.79                 12
                                                                              2012    9.79          10.13                 51
                                                                              2013   10.13          10.15                190
                                                                              2014   10.15          10.16                197
                                                                              2015   10.16          10.00                175
MetLife Asset Allocation 100 Investment Division (Class A) (5/2/2011)........ 2011   12.70          10.93                956
                                                                              2012   10.93          12.67              1,025
                                                                              2013   12.67          16.29              1,014
                                                                              2014   16.29          16.98              1,051
                                                                              2015   16.98          16.54              1,056

                                                                                                                     NUMBER OF
                                                                                        BEGINNING OF                  ACCUMULATION
                                                                                            YEAR        END OF YEAR   UNITS END OF
0.95 SEPARATE ACCOUNT CHARGE (CONTINUED)                                                ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                              YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
------------------------------------------------------------------------------- ------ -------------- -------------- -------------
MetLife Asset Allocation 100 Investment Division (Class A) (formerly MetLife
Aggressive Allocation Investment Division (Class A)) (5/1/2005)................ 2006   11.20          12.87                171
                                                                                2007   12.87          13.20                336
                                                                                2008   13.20           7.80                526
                                                                                2009    7.80          10.20                723
                                                                                2010   10.20          11.71                938
                                                                                2011   11.71          12.73                  0
MetLife Asset Allocation 20 Investment Division (Class A) (5/1/2005)........... 2006   10.34          10.99                 75
                                                                                2007   10.99          11.51                297
                                                                                2008   11.51           9.79                332
                                                                                2009    9.79          11.71                380
                                                                                2010   11.71          12.80                464
                                                                                2011   12.80          13.12                490
                                                                                2012   13.12          14.23                628
                                                                                2013   14.23          14.74                447
                                                                                2014   14.74          15.29                463
                                                                                2015   15.29          15.11                407
MetLife Asset Allocation 40 Investment Division (Class A) (5/1/2005)........... 2006   10.57          11.49                223
                                                                                2007   11.49          11.96                430
                                                                                2008   11.96           9.31                529
                                                                                2009    9.31          11.44                691
                                                                                2010   11.44          12.67              1,045
                                                                                2011   12.67          12.71              1,289
                                                                                2012   12.71          14.07              1,481
                                                                                2013   14.07          15.49              1,576
                                                                                2014   15.49          16.14              1,771
                                                                                2015   16.14          15.86              1,651
MetLife Asset Allocation 60 Investment Division (Class A) (5/1/2005)........... 2006   10.79          11.99                589
                                                                                2007   11.99          12.42              1,302
                                                                                2008   12.42           8.80              1,718
                                                                                2009    8.80          11.06              2,113
                                                                                2010   11.06          12.44              2,409
                                                                                2011   12.44          12.18              2,647
                                                                                2012   12.18          13.69              3,048
                                                                                2013   13.69          16.04              3,373
                                                                                2014   16.04          16.74              3,493
                                                                                2015   16.74          16.41              3,531
MetLife Asset Allocation 80 Investment Division (Class A) (5/1/2005)........... 2006   11.02          12.50                574
                                                                                2007   12.50          12.90              1,213
                                                                                2008   12.90           8.31              1,607
                                                                                2009    8.31          10.65              2,142
                                                                                2010   10.65          12.12              2,566
                                                                                2011   12.12          11.58              2,806
                                                                                2012   11.58          13.29              3,038
                                                                                2013   13.29          16.39              3,170
                                                                                2014   16.39          17.14              3,177
                                                                                2015   17.14          16.72              3,232
MetLife Asset Allocation 80 Investment Division (Class A) (formerly MetLife
Growth Strategy Investment Division (Class B)) (4/29/2013)..................... 2013   11.89          13.60                 27
                                                                                2014   13.60          13.57                  0
MetLife Asset Allocation 80 Investment Division (formerly MetLife Growth
Strategy Investment Division (Class B) and before that Met/Franklin
Templeton Founding Strategy Investment Division (Class B)) (4/28/2008)......... 2008    9.99           7.05                  3
                                                                                2009    7.05           8.98                 14
                                                                                2010    8.98           9.79                 16
                                                                                2011    9.79           9.53                 23
                                                                                2012    9.53          10.96                 30
                                                                                2013   10.96          11.82                  0
MetLife Mid Cap Stock Index Investment Division (Class A)...................... 2006   14.99          16.35              1,291
                                                                                2007   16.35          17.46              1,299
                                                                                2008   17.46          11.04              1,269
                                                                                2009   11.04          14.98              1,296
                                                                                2010   14.98          18.74              1,260
                                                                                2011   18.74          18.21              1,189
                                                                                2012   18.21          21.22              1,127
                                                                                2013   21.22          27.99              1,105
                                                                                2014   27.99          30.36              1,043
                                                                                2015   30.36          29.36                994

                                           0.95 SEPARATE ACCOUNT CHARGE (CONTINUED)
                                                                                                                   NUMBER OF
                                                                                    BEGINNING OF                  ACCUMULATION
                                                                                        YEAR        END OF YEAR   UNITS END OF
                                                                                    ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                          YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
--------------------------------------------------------------------------- ------ -------------- -------------- -------------
MetLife Stock Index Investment Division (Class A).......................... 2006   42.80          48.96              4,043
                                                                            2007   48.96          51.03              3,746
                                                                            2008   51.03          31.80              3,367
                                                                            2009   31.80          39.76              3,167
                                                                            2010   39.76          45.23              3,028
                                                                            2011   45.23          45.63              2,563
                                                                            2012   45.63          52.32              2,280
                                                                            2013   52.32          68.43              2,035
                                                                            2014   68.43          76.84              1,886
                                                                            2015   76.84          77.01              1,700
MFS(R) Research International Investment Division* (Class A)............... 2006   13.77          17.31                383
                                                                            2007   17.31          19.48                428
                                                                            2008   19.48          11.14              2,486
                                                                            2009   11.14          14.56              2,360
                                                                            2010   14.56          16.11              2,133
                                                                            2011   16.11          14.29              1,816
                                                                            2012   14.29          16.56              1,669
                                                                            2013   16.56          19.62              1,525
                                                                            2014   19.62          18.12              1,391
                                                                            2015   18.12          17.68              1,260
MFS(R) Total Return Investment Division (Class A).......................... 2006   37.16          41.31              1,337
                                                                            2007   41.31          42.71              1,233
                                                                            2008   42.71          32.94              1,056
                                                                            2009   32.94          38.70                960
                                                                            2010   38.70          42.20                890
                                                                            2011   42.20          42.81                759
                                                                            2012   42.81          47.32                705
                                                                            2013   47.32          55.78                655
                                                                            2014   55.78          60.03                598
                                                                            2015   60.03          59.37                533
MFS(R) Value Investment Division (Class A)................................. 2006   13.33          15.60              1,335
                                                                            2007   15.60          14.87              1,284
                                                                            2008   14.87           9.80              1,059
                                                                            2009    9.80          11.73              1,035
                                                                            2010   11.73          12.95              1,023
                                                                            2011   12.95          12.93                953
                                                                            2012   12.93          14.95                867
                                                                            2013   14.95          20.10              1,032
                                                                            2014   20.10          22.06              1,001
                                                                            2015   22.06          21.82                912
MFS(R) Value Investment Division (Class A) (formerly FI Value Leaders
Investment Division (Class E))............................................. 2006   30.29          33.54                 62
                                                                            2007   33.54          34.57                 64
                                                                            2008   34.57          20.87                 58
                                                                            2009   20.87          25.16                 54
                                                                            2010   25.16          28.51                 55
                                                                            2011   28.51          26.47                 47
                                                                            2012   26.47          30.30                 43
                                                                            2013   30.30          33.42                  0
MFS(R) Value Investment Division (Class A) (formerly Met/Franklin Mutual
Shares Investment Division (Class B)) (4/28/2008).......................... 2008    9.99           6.62                  3
                                                                            2009    6.62           8.19                 26
                                                                            2010    8.19           9.00                 54
                                                                            2011    9.00           8.87                 60
                                                                            2012    8.87          10.01                 69
                                                                            2013   10.01          10.98                  0
Morgan Stanley Mid Cap Growth Investment Division (Class A)................ 2010   14.24          16.61              2,835
                                                                            2011   16.61          15.36              2,434
                                                                            2012   15.36          16.67              2,175
                                                                            2013   16.67          23.00              1,907
                                                                            2014   23.00          23.08              1,704
                                                                            2015   23.08          21.77              1,482
Morgan Stanley Mid Cap Growth Investment Division (Class A) (formerly FI
Mid Cap Opportunities Investment Division (Class A))....................... 2006   18.61          20.62              3,690
                                                                            2007   20.62          22.13              3,422
                                                                            2008   22.13           9.80              3,029
                                                                            2009    9.80          12.99              2,939
                                                                            2010   12.99          14.09                  0

                                            0.95 SEPARATE ACCOUNT CHARGE (CONTINUED)
                                                                                                                      NUMBER OF
                                                                                       BEGINNING OF                  ACCUMULATION
                                                                                           YEAR        END OF YEAR   UNITS END OF
                                                                                       ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                             YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
------------------------------------------------------------------------------ ------ -------------- -------------- -------------
MSCI EAFE(R) Index Investment Division (Class A).............................. 2006   13.13          16.35              1,481
                                                                               2007   16.35          17.95              1,506
                                                                               2008   17.95          10.30              1,490
                                                                               2009   10.30          13.13              1,526
                                                                               2010   13.13          14.07              1,493
                                                                               2011   14.07          12.19              1,387
                                                                               2012   12.19          14.29              1,265
                                                                               2013   14.29          17.26              1,188
                                                                               2014   17.26          16.07              1,172
                                                                               2015   16.07          15.74              1,095
Neuberger Berman Genesis Investment Division (Class A)........................ 2006   19.25          22.26              1,299
                                                                               2007   22.26          21.29              1,187
                                                                               2008   21.29          12.99              1,045
                                                                               2009   12.99          14.56                922
                                                                               2010   14.56          17.54                861
                                                                               2011   17.54          18.38                802
                                                                               2012   18.38          20.04                696
                                                                               2013   20.04          27.49                677
                                                                               2014   27.49          27.24                590
                                                                               2015   27.24          27.14                514
Neuberger Berman Genesis Investment Division (Class A) (formerly MLA
Mid Cap Investment Division (Class E))........................................ 2006   14.81          16.83                 98
                                                                               2007   16.83          16.23                119
                                                                               2008   16.23           9.93                121
                                                                               2009    9.93          13.47                117
                                                                               2010   13.47          16.42                312
                                                                               2011   16.42          15.41                287
                                                                               2012   15.41          16.09                111
                                                                               2013   16.09          17.48                  0
Oppenheimer Global Equity Investment Division (Class A) (formerly
Met/Templeton Growth Investment Division (Class B)) (4/28/2008)............... 2008    9.99           6.59                  8
                                                                               2009    6.59           8.65                 20
                                                                               2010    8.65           9.23                 16
                                                                               2011    9.23           8.51                 25
                                                                               2012    8.51          10.30                 30
                                                                               2013   10.30          10.97                  0
Oppenheimer Global Equity Investment Division* (Class A)...................... 2006   17.91          20.68              1,700
                                                                               2007   20.68          21.82              1,597
                                                                               2008   21.82          12.89              1,449
                                                                               2009   12.89          17.92              1,379
                                                                               2010   17.92          20.63              1,289
                                                                               2011   20.63          18.75              1,158
                                                                               2012   18.75          22.57              1,059
                                                                               2013   22.57          28.50                962
                                                                               2014   28.50          28.93                857
                                                                               2015   28.93          29.85                802
PIMCO Inflation Protected Bond Investment Division (Class E) (5/1/2006)....... 2006   11.17          11.32                 11
                                                                               2007   11.32          12.43                 42
                                                                               2008   12.43          11.49                328
                                                                               2009   11.49          13.45                478
                                                                               2010   13.45          14.37                523
                                                                               2011   14.37          15.83                673
                                                                               2012   15.83          17.13                806
                                                                               2013   17.13          15.41                652
                                                                               2014   15.41          15.74                551
                                                                               2015   15.74          15.12                443
PIMCO Total Return Investment Division (Class A).............................. 2006   12.56          13.04              1,318
                                                                               2007   13.04          13.93              1,307
                                                                               2008   13.93          13.89              1,436
                                                                               2009   13.89          16.29              1,580
                                                                               2010   16.29          17.50              1,749
                                                                               2011   17.50          17.93              1,605
                                                                               2012   17.93          19.46              1,628
                                                                               2013   19.46          18.94              1,569
                                                                               2014   18.94          19.61              1,379
                                                                               2015   19.61          19.48              1,236

                                          0.95 SEPARATE ACCOUNT CHARGE (CONTINUED)
                                                                                                                 NUMBER OF
                                                                                  BEGINNING OF                  ACCUMULATION
                                                                                      YEAR        END OF YEAR   UNITS END OF
                                                                                  ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                        YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
------------------------------------------------------------------------- ------ -------------- -------------- -------------
Russell 2000(R) Index Investment Division (Class A)...................... 2006   16.78          19.61              1,305
                                                                          2007   19.61          19.13              1,234
                                                                          2008   19.13          12.60              1,191
                                                                          2009   12.60          15.73              1,207
                                                                          2010   15.73          19.78              1,203
                                                                          2011   19.78          18.79              1,040
                                                                          2012   18.79          21.66                934
                                                                          2013   21.66          29.73                851
                                                                          2014   29.73          30.94                786
                                                                          2015   30.94          29.33                723
SSGA Growth & Income ETF Investment Division (Class E) (5/1/2006)........ 2006   10.54          11.23                  3
                                                                          2007   11.23          11.74                 16
                                                                          2008   11.74           8.72                 16
                                                                          2009    8.72          10.80                 31
                                                                          2010   10.80          12.02                 58
                                                                          2011   12.02          12.05                 44
                                                                          2012   12.05          13.47                 78
                                                                          2013   13.47          15.10                114
                                                                          2014   15.10          15.85                128
                                                                          2015   15.85          15.40                143
SSGA Growth ETF Investment Division (Class E) (5/1/2006)................. 2006   10.74          11.50                 12
                                                                          2007   11.50          12.04                 51
                                                                          2008   12.04           8.00                 64
                                                                          2009    8.00          10.25                 75
                                                                          2010   10.25          11.59                 78
                                                                          2011   11.59          11.26                 80
                                                                          2012   11.26          12.84                 70
                                                                          2013   12.84          15.04                 77
                                                                          2014   15.04          15.71                 81
                                                                          2015   15.71          15.22                 75
T. Rowe Price Large Cap Growth Investment Division (Class A)............. 2006   13.28          14.90                883
                                                                          2007   14.90          16.14                844
                                                                          2008   16.14           9.29                777
                                                                          2009    9.29          13.20                783
                                                                          2010   13.20          15.31                793
                                                                          2011   15.31          15.00                730
                                                                          2012   15.00          17.68                734
                                                                          2013   17.68          24.37                901
                                                                          2014   24.37          26.34                880
                                                                          2015   26.34          28.90                879
T. Rowe Price Large Cap Growth Investment Division (Class A) (formerly
RCM Technology Investment Division (Class A))............................ 2006    5.97           6.23                274
                                                                          2007    6.23           8.13                474
                                                                          2008    8.13           4.49                358
                                                                          2009    4.49           7.08                395
                                                                          2010    7.08           9.00                451
                                                                          2011    9.00           8.04                402
                                                                          2012    8.04           8.95                343
                                                                          2013    8.95           9.39                  0
T. Rowe Price Mid Cap Growth Investment Division (Class A)............... 2006    8.47           8.94                857
                                                                          2007    8.94          10.44                939
                                                                          2008   10.44           6.24                916
                                                                          2009    6.24           9.02                959
                                                                          2010    9.02          11.44                942
                                                                          2011   11.44          11.18                883
                                                                          2012   11.18          12.62                870
                                                                          2013   12.62          17.12                937
                                                                          2014   17.12          19.17                965
                                                                          2015   19.17          20.30              1,055
T. Rowe Price Small Cap Growth Investment Division (Class A)............. 2006   15.24          15.68              1,799
                                                                          2007   15.68          17.07              1,624
                                                                          2008   17.07          10.78              1,479
                                                                          2009   10.78          14.85              1,453
                                                                          2010   14.85          19.84              1,455
                                                                          2011   19.84          20.01              1,253
                                                                          2012   20.01          23.02              1,142
                                                                          2013   23.02          32.97              1,078
                                                                          2014   32.97          34.92                964
                                                                          2015   34.92          35.53                923

                                         0.95 SEPARATE ACCOUNT CHARGE (CONTINUED)
                                                                                                                NUMBER OF
                                                                                 BEGINNING OF                  ACCUMULATION
                                                                                     YEAR        END OF YEAR   UNITS END OF
                                                                                 ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                       YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
------------------------------------------------------------------------ ------ -------------- -------------- -------------
Western Asset Management Strategic Bond Opportunities Investment
Division (Class A)...................................................... 2006    21.58          22.46              252
                                                                         2007    22.46          23.14              278
                                                                         2008    23.14          19.48              248
                                                                         2009    19.48          25.52              271
                                                                         2010    25.52          28.50              311
                                                                         2011    28.50          29.97              309
                                                                         2012    29.97          33.10              390
                                                                         2013    33.10          33.15              400
                                                                         2014    33.15          34.63              416
                                                                         2015    34.63          33.72              360
Western Asset Management U.S. Government Investment Division (Class A).. 2006    17.05          17.59              275
                                                                         2007    17.59          18.18              326
                                                                         2008    18.18          17.95              348
                                                                         2009    17.95          18.55              320
                                                                         2010    18.55          19.44              286
                                                                         2011    19.44          20.32              258
                                                                         2012    20.32          20.81              246
                                                                         2013    20.81          20.46              211
                                                                         2014    20.46          20.84              197
                                                                         2015    20.84          20.76              193
WMC Balanced Investment Division (Class A).............................. 2006    44.49          48.71              975
                                                                         2007    48.71          51.10              899
                                                                         2008    51.10          38.07              798
                                                                         2009    38.07          44.23              751
                                                                         2010    44.23          48.04              655
                                                                         2011    48.04          49.41              541
                                                                         2012    49.41          55.00              495
                                                                         2013    55.00          65.70              453
                                                                         2014    65.70          71.95              429
                                                                         2015    71.95          73.11              361
WMC Core Equity Opportunities Investment Division (Class A)............. 2006    36.04          40.91              470
                                                                         2007    40.91          42.38              486
                                                                         2008    42.38          25.46              473
                                                                         2009    25.46          33.29              451
                                                                         2010    33.29          36.94              423
                                                                         2011    36.94          35.11              391
                                                                         2012    35.11          39.26              370
                                                                         2013    39.26          52.00              343
                                                                         2014    52.00          56.99              312
                                                                         2015    56.99          57.80              277
WMC Large Cap Research Investment Division (Class A) (formerly
BlackRock Large Cap Investment Division (Class A))...................... 2006    72.67          82.15              829
                                                                         2007    82.15          86.35                0
WMC Large Cap Research Investment Division* (Class A)................... 2007    85.63          86.77              758
                                                                         2008    86.77          54.05              654
                                                                         2009    54.05          63.94              604
                                                                         2010    63.94          71.41              545
                                                                         2011    71.41          71.12              473
                                                                         2012    71.12          80.08              418
                                                                         2013    80.08         106.77              386
                                                                         2014   106.77         120.52              355
                                                                         2015   120.52         125.21              312


------------
* We are waiving a portion of the Separate Account charge for the Investment Divisions investing in the WMC Large Cap Research Portfolio, the Oppenheimer Global Equity Investment Division and MFS(R) Research International Investment Division (Class A).


The assets of the ClearBridge Aggressive Growth II Investment Division of the Met Investors Fund merged into ClearBridge Aggressive Growth Investment Division of the Met Investors Fund on April 28, 2014. Accumulation Unit Values prior to April 28, 2014 are those of the ClearBridge Aggressive Growth II Investment Division.

The assets of the MetLife Growth Strategy Investment Division of the Met Investors Fund merged into MetLife Asset Allocation 80 Investment Division of the Metropolitan Fund on April 28, 2014. Accumulation Unit Values prior to April 28, 2014 are those of the MetLife Growth Strategy Investment Division.

The assets of the FI Value Leaders Investment Division (Class E) of the Metropolitan Fund were merged into MFS(R) Value Investment Division (Class A) of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the FI Value Leaders Investment Division.

The assets of the Met/Franklin Income Investment Division of the Met Investors Fund were merged into Loomis Sayles Global Markets Investment Division of the Met Investors Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Met/Franklin Income Investment Division.

The assets of the Met/Franklin Mutual Shares Investment Division (Class B) of the Met Investors Fund were merged into MFS(R) Value Investment Division (Class
A) of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Met/Franklin Mutual Shares Investment Division.

The assets of the Met/Franklin Templeton Founding Strategy Investment Division of the Met Investors Fund were merged into MetLife Growth Strategy Investment Division of the Met Investors Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Met/Franklin Templeton Founding Strategy Investment Division.

The assets of the MLA Mid Cap Investment Division (Class E) of the Met Investors Fund were merged into Neuberger Berman Genesis Investment Division (Class A) of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the MLA Mid Cap Investment Division.

The assets of the Oppenheimer Global Equity Investment Division of the Metropolitan Fund were merged into Oppenheimer Global Equity Investment Division of the Met Investors Trust on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Oppenheimer Global Equity Portfolio of the Metropolitan Fund.

The assets of the RCM Technology Investment Division of the Met Investors Fund were merged into T. Rowe Price Large Cap Growth Investment Division of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the RCM Technology Investment Division.

The assets of the Met/Templeton Growth Investment Division (Class B) of the Met Investors Fund were merged into Oppenheimer Global Equity Investment Division (Class A) of the Met Investors Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Met/Templeton Growth Investment Division.

The assets of the Oppenheimer Capital Appreciation Investment Division (Class
E) of the Met Investors Fund were merged into the Jennison Growth Investment Division (Class A) of the Metropolitan Fund on April 30, 2012. Accumulation Unit Values prior to April 30, 2012 are those of the Oppenheimer Capital Appreciation Investment Division.

The assets of the Lord Abbett Mid Cap Value Investment Division (formerly the Neuberger Berman Mid Cap Value Division) of the Metropolitan Fund were merged into the Lord Abbett Mid Cap Value Investment Division of the Met Investors Fund. Accumulation Unit Values prior to April 30, 2012 are those of the Lord Abbett Mid Cap Value Investment Division of the Metropolitan Fund.

The assets of Legg Mason Value Equity Investment Division of the Met Investors Trust were merged into the Legg Mason ClearBridge Aggressive Growth Investment Division of the Met Investors Trust on May 2, 2011. Accumulation Unit Values prior to May 2, 2011 are those of the Legg Mason Value Equity Investment Division.

The assets of MetLife Aggressive Allocation Investment Division of the Metropolitan Fund were merged into the MetLife Aggressive Strategy Investment Division of the Met Investors Trust on May 2, 2011. Accumulation Unit Values prior to May 2, 2011 are those of the MetLife Aggressive Allocation Investment Division.

The assets of FI Mid Cap Opportunities Investment Division were merged into the Morgan Stanley Mid Cap Growth Investment Division on May 3, 2010. Accumulation Unit Values prior to May 3, 2010 are those of FI Mid Cap Opportunities Investment Division.

The assets of FI Large Cap Investment Division of the Metropolitan Funds were merged into the BlackRock Legacy Large Cap Growth Investment Division of the Met Investors Fund on May 1, 2009. Accumulation Unit Values prior to May 1, 2009 are those of the FI Large Cap Investment Division.

Effective April 28, 2008, the Fidelity Overseas Investment Division of the Fidelity(R) VIP Funds was replaced by the MFS(R) Research International Division of the Met Investors Fund, and, is no longer available as a funding option.

The assets of BlackRock Large Cap Investment Division of the Metropolitan Fund were merged into the WMC Large Cap Research Investment Division of the Met Investors Fund on April 30, 2007. Accumulation Unit Values prior to April 30, 2007 are those of the BlackRock Large Cap Investment Division.

The assets of the MFS(R) Investors Trust Investment Division were merged into the Legg Mason Value Equity Investment Division prior to the opening of business on May 1, 2006. Accumulation Unit Values prior to May 1, 2006 are those of MFS(R) Investors Trust Investment Division.

The assets in Met/Putnam Voyager Investment Division were merged into Jennison Growth Investment Division prior to the opening of business on May 2, 2005. The Met/Putnam Voyager Investment Division is no longer available.

Please see the Table of Expenses for more information.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX C

--------------------------------------------------------------------------------

                ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS


Certain Portfolios were subject to a name change or merger. The chart below identifies the former name and new name of each of these Portfolios, and where applicable, the former name and the new name of the trust of which the Portfolio is a part.


PORTFOLIO NAME CHANGES

The following former Portfolios were renamed:




                     FORMER NAME                                              NEW NAME
----------------------------------------------------- -------------------------------------------------------
MET INVESTORS SERIES TRUST                            MET INVESTORS SERIES TRUST
 WMC Large Cap Research Portfolio -- Class A          Met/Wellington Large Cap Research Portfolio -- Class A
METROPOLITAN SERIES FUND                              METROPOLITAN SERIES FUND
 WMC Balanced Portfolio -- Class A                    Met/Wellington Balanced Portfolio -- Class A
 WMC Core Equity Opportunities Portfolio -- Class A   Met/Wellington Core Equity Opportunities Portfolio --
                                                      Class A



PORTFOLIO MERGERS

The following former Portfolio merged with and into the new Portfolio:




              FORMER PORTFOLIO/TRUST                          NEW PORTFOLIO/TRUST
-------------------------------------------------- ----------------------------------------
MET INVESTORS SERIES TRUST                         METROPOLITAN SERIES FUND
 Lord Abbett Bond Debenture Portfolio -- Class A   Western Asset Management Strategic Bond
                                                   Opportunities Portfolio -- Class A

                                   APPENDIX D

--------------------------------------------------------------------------------
                      PORTFOLIO LEGAL AND MARKETING NAMES



            SERIES FUND/TRUST                       PORTFOLIO/SERIES                      MARKETING NAME
----------------------------------------- ----------------------------------- -------------------------------------
American Funds Insurance Series(R)        Bond Fund                           American Funds Bond Fund
American Funds Insurance Series(R)        Global Small Capitalization Fund    American Funds Global Small
                                                                              Capitalization Fund
American Funds Insurance Series(R)        Growth-Income Fund                  American Funds Growth-Income
                                                                              Fund
American Funds Insurance Series(R)        Growth Fund                         American Funds Growth Fund
Fidelity(R) Variable Insurance Products   Investment Grade Bond Portfolio     Fidelity VIP Investment Grade Bond
                                                                              Portfolio
Fidelity(R) Variable Insurance Products   Equity-Income Portfolio             Fidelity VIP Equity-Income Portfolio
Fidelity(R) Variable Insurance Products   Growth Portfolio                    Fidelity VIP Growth Portfolio
Fidelity(R) Variable Insurance Products   Government Money Market Portfolio   Fidelity VIP Government Money
                                                                              Market Portfolio

                                   APPENDIX E

--------------------------------------------------------------------------------
WHAT YOU NEED TO KNOW IF YOU ARE A TEXAS OPTIONAL RETIREMENT PROGRAM
                                  PARTICIPANT


If You are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if You die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal You ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from You that You are not transferring employment to another Texas institution of higher education. If You retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.

                                   APPENDIX F

--------------------------------------------------------------------------------
         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SERVICES
PRINCIPAL UNDERWRITER
CUSTODIAN
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT
EXPERIENCE FACTOR
VARIABLE INCOME PAYMENTS
  ASSUMED INVESTMENT RETURN (AIR)
  AMOUNT OF INCOME PAYMENTS
  ANNUITY UNIT VALUE
  REALLOCATING PRIVILEGE
CALCULATING THE ANNUITY UNIT VALUE
  DETERMINING THE VARIABLE INCOME PAYMENT
ADVERTISEMENT OF THE SEPARATE ACCOUNT
VOTING RIGHTS
  DISREGARDING VOTING INSTRUCTIONS
TAXES
  NON-QUALIFIED ANNUITY CONTRACTS
  QUALIFIED ANNUITY CONTRACTS
  TYPES OF QUALIFIED ANNUITY CONTRACTS
  ERISA
  FEDERAL ESTATE TAXES
  GENERATION-SKIPPING TRANSFER TAX
  ANNUITY PURCHASE PAYMENT BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS
WITHDRAWALS
FINANCIAL STATEMENTS

                           REQUEST FOR A STATEMENT OF

                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If You would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

     [ ] Metropolitan Life Separate Account E

     [ ] Metropolitan Series Fund

     [ ] Met Investors Series Trust

     [ ] American Funds Insurance Series(R)

     [ ] Calvert Variable Series, Inc.

     [ ] Fidelity Variable Insurance Products Funds

     [ ] I have changed my address. My current address is:


                                           Name --------------------------------
-------------------------------------
            (Contract Number)
                                           Address -------------------------------

-------------------------------------      -------------------------------------
               (Signature)                                                      zip

Metropolitan Life Insurance Company
P.O. Box 10342
Des Moines, IA 50306-0342

                                                                     May 1, 2016



              FINANCIAL FREEDOM ACCOUNT VARIABLE ANNUITY CONTRACTS
                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY
This Prospectus describes group Financial Freedom Account Contracts for deferred variable annuities ("Financial Freedom Deferred Annuities") and Financial Freedom immediate variable income annuities ("Financial Freedom Income Annuities"). This Prospectus also describes Enhanced Preference Plus Account Deferred Annuities ("Enhanced Deferred Annuities") and Enhanced Preference Plus immediate variable income annuities ("Enhanced Income Annuities").

You decide how to allocate your money among the various available investment choices for the Financial Freedom Deferred Annuity and Financial Freedom Income Annuity. The investment choices available to You are listed in the Contract for your Financial Freedom Deferred Annuity or Financial Freedom Income Annuity. Your choices may include the Fixed Interest Account/Fixed Income Option (not described in this Prospectus) and Investment Divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund ("Metropolitan Fund"), Portfolios of the Met Investors Series Trust ("Met Investors Fund"), Portfolios of the Calvert Variable Series, Inc. ("Calvert Fund"), Portfolios of the Fidelity Variable Insurance Products Funds ("Fidelity(R) VIP Funds") and funds of the American Funds Insurance Series(R) ("American Funds(R)"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.

AMERICAN FUNDS(R)
     American Funds Bond Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
CALVERT FUND
     Calvert VP SRI Balanced Portfolio
     Calvert VP SRI Mid Cap Growth Portfolio
FIDELITY(R) VIP FUNDS
     Equity-Income Portfolio

     Government Money Market Portfolio

     Growth Portfolio

     Investment Grade Bond Portfolio

MET INVESTORS FUND
     American Funds(R) Balanced Allocation Portfolio
     American Funds(R) Growth Allocation Portfolio
     American Funds(R) Moderate Allocation Portfolio
     Clarion Global Real Estate Portfolio
     ClearBridge Aggressive Growth Portfolio
     Harris Oakmark International Portfolio
     Invesco Mid Cap Value Portfolio
     Invesco Small Cap Growth Portfolio

     Loomis Sayles Global Markets Portfolio

     Met/Franklin Low Duration Total Return Portfolio

     Met/Wellington Large Cap Research Portfolio

     MetLife Asset Allocation 100 Portfolio
     MFS(R) Research International Portfolio
     Morgan Stanley Mid Cap Growth Portfolio
     Oppenheimer Global Equity Portfolio
     PIMCO Inflation Protected Bond Portfolio
     PIMCO Total Return Portfolio
     SSGA Growth and Income ETF Portfolio

     SSGA Growth ETF Portfolio

     T. Rowe Price Mid Cap Growth Portfolio

METROPOLITAN FUND
     Baillie Gifford International Stock Portfolio
     Barclays Aggregate Bond Index Portfolio
     BlackRock Bond Income Portfolio
     BlackRock Capital Appreciation Portfolio
     BlackRock Large Cap Value Portfolio
     Frontier Mid Cap Growth Portfolio
     Jennison Growth Portfolio
     Loomis Sayles Small Cap Core Portfolio
     Loomis Sayles Small Cap Growth Portfolio
     Met/Artisan Mid Cap Value Portfolio

     Met/Wellington Balanced Portfolio
     Met/Wellington Core Equity Opportunities Portfolio

     MetLife Asset Allocation 20 Portfolio
     MetLife Asset Allocation 40 Portfolio
     MetLife Asset Allocation 60 Portfolio
     MetLife Asset Allocation 80 Portfolio
     MetLife Mid Cap Stock Index Portfolio
     MetLife Stock Index Portfolio
     MFS(R) Total Return Portfolio
     MFS(R) Value Portfolio
     MSCI EAFE(R) Index Portfolio
     Neuberger Berman Genesis Portfolio
     Russell 2000(R) Index Portfolio
     T. Rowe Price Large Cap Growth Portfolio
     T. Rowe Price Small Cap Growth Portfolio
     Western Asset Management Strategic Bond Opportunities Portfolio

     Western Asset Management U.S. Government Portfolio


  Certain Portfolios have been subject to a change. Please see Appendix C -- "Additional Information Regarding the Portfolios."

FINANCIAL FREEDOM DEFERRED ANNUITIES AVAILABLE:

   o    TSA
   o    403(a)
   o    Non-Qualified (for certain deferred arrangements or plans)

FINANCIAL FREEDOM INCOME ANNUITIES AVAILABLE:
   o    TSA
   o    403(a)
   o    Non-Qualified (for certain deferred arrangements or plans)

A WORD ABOUT INVESTMENT RISK:
An investment in any of these variable annuities involves investment risk. You could lose money You invest. Money invested is NOT:
   o    a bank deposit or obligation;
   o    federally insured or guaranteed; or
   o    endorsed by any bank or other financial institution.

HOW TO LEARN MORE:


Before investing, read this Prospectus. The Prospectus contains information about the Financial Freedom Deferred Annuities, Financial Freedom Income Annuities and Metropolitan Life Separate Account E which You should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2016. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 79 of this Prospectus. To view or download the SAI, go to our website www.metlife.com. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company
P.O. Box 10342
Des Moines, IA 50306-0342
Phone: 800-638-7732

The Securities and Exchange Commission has a website (http://www.sec.gov), which You may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.



                          PROSPECTUS DATED MAY 1, 2016

                               TABLE OF CONTENTS







                                                     PAGE
                                                    -----
IMPORTANT TERMS YOU SHOULD KNOW.................... 3
TABLE OF EXPENSES.................................. 5
ACCUMULATION UNIT VALUES TABLE..................... 9
METLIFE............................................ 10
METROPOLITAN LIFE SEPARATE ACCOUNT E............... 10
VARIABLE ANNUITIES................................. 10
A Deferred Annuity................................. 11
Non-Natural Persons as Owners or Beneficiaries..... 11
An Income Annuity.................................. 11
YOUR INVESTMENT CHOICES............................ 12
Investment Choices Which Are Fund of Funds......... 17
Additional Information About the Portfolios........ 17
Certain Payments We Receive with Regard to the
  Portfolios....................................... 18
Portfolio Selection................................ 18
DEFERRED ANNUITIES................................. 19
The Deferred Annuity and Your Retirement Plan...... 19
403(b) Plan Terminations........................... 19
Other Plan Terminations............................ 20
Automated Investment Strategies.................... 20
Purchase Payments.................................. 21
  Purchase Payments -- Section 403(b) Plans........ 22
  Allocation of Purchase Payments.................. 22
  Limits on Purchase Payments...................... 22
The Value of Your Investment....................... 23
Transfers.......................................... 23
Restrictions on Transfers.......................... 24
Access To Your Money............................... 26
  Account Reduction Loans.......................... 26
  Systematic Withdrawal Program.................... 26
  Minimum Distribution............................. 28
Annual Contract Fee................................ 28
  Account Reduction Loan Fees...................... 28
Charges............................................ 28
  Insurance-Related or Separate Account Charge..... 28
  Investment-Related Charge........................ 29
Premium and Other Taxes............................ 29
Early Withdrawal Charges........................... 29
  When No Early Withdrawal Charge Applies.......... 30
  When A Different Early Withdrawal Charge
    May Apply...................................... 32
Free Look.......................................... 32
Death Benefit...................................... 33
Pay-Out Options (or Income Options)................ 34
INCOME ANNUITIES................................... 35
Income Payment Types............................... 35
Minimum Size of Your Income Payment................ 37
Allocation......................................... 37
The Value of Your Income Payments.................. 37
Reallocations...................................... 38
Restrictions on Transfers.......................... 39
Contract Fee....................................... 41
Charges............................................ 41


                                                     PAGE
                                                    -----
  Insurance-Related or Separate Account Charge..... 42
  Investment-Related Charge........................ 42
Premium and Other Taxes............................ 42
Free Look.......................................... 42
GENERAL INFORMATION................................ 43
Administration..................................... 43
  Purchase Payments................................ 43
  Confirming Transactions.......................... 43
  Processing Transactions.......................... 44
  By Telephone or Internet......................... 44
  Telephone and Computer Systems................... 44
  After Your Death................................. 45
  Abandoned Property Requirements.................. 45
  Misstatement..................................... 45
  Cybersecurity.................................... 45
  Third Party Requests............................. 46
  Valuation -- Suspension of Payments.............. 46
Advertising Performance............................ 46
Changes to Your Deferred Annuity or Income
  Annuity.......................................... 47
Voting Rights...................................... 48
Who Sells the Deferred Annuities and Income
  Annuities........................................ 48
Financial Statements............................... 50
Your Spouse's Rights............................... 50
When We Can Cancel Your Deferred Annuity or
  Income Annuity................................... 50
Special Charges That Apply If Your Retirement
  Plan Terminates Its Deferred Annuity or Takes
  Other Action..................................... 51
INCOME TAXES....................................... 51
Introduction....................................... 51
Non-Qualified Annuity Contracts.................... 52
Accumulation....................................... 52
Death Benefits..................................... 53
Taxation of Payments in Annuity Form............... 54
Qualified Annuity Contracts........................ 55
Required Minimum Distributions..................... 57
Additional Information regarding IRAs.............. 59
LEGAL PROCEEDINGS.................................. 61
APPENDIX A: PREMIUM TAX TABLE...................... 63
APPENDIX B: ACCUMULATION UNIT VALUES FOR EACH
  INVESTMENT DIVISION.............................. 64
APPENDIX C: ADDITIONAL INFORMATION REGARDING
  THE PORTFOLIOS................................... 76
APPENDIX D: PORTFOLIO LEGAL AND MARKETING
  NAMES............................................ 77
APPENDIX E: TEXAS OPTIONAL RETIREMENT
  PROGRAM.......................................... 78
APPENDIX F: TABLE OF CONTENTS FOR THE STATEMENT
  OF ADDITIONAL INFORMATION........................ 79



The Deferred Annuities or Income Annuities are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, supplements to the Prospectus or any supplemental sales material we authorize.

                        IMPORTANT TERMS YOU SHOULD KNOW


ACCOUNT BALANCE -- When You purchase a Deferred Annuity, an account is set up for You. Your Account Balance is the total amount of money credited to You under your Deferred Annuity including money in the Investment Divisions of the Separate Account and the Fixed Interest Account, less any account reduction loans.

ACCUMULATION UNIT VALUE -- With a Deferred Annuity, money paid-in or transferred into an Investment Division of the Separate Account is credited to You in the form of accumulation units. Accumulation units are established for each Investment Division. We determine the value of these accumulation units as of the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ANNUITY UNIT VALUE -- With an Income Annuity or variable pay-out option, the money paid-in or reallocated into an Investment Division of the Separate Account is held in the form of annuity units. Annuity units are established for each Investment Division. We determine the value of these annuity units as of the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR) -- Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given Investment Division to determine all subsequent payments to You.

CONTRACT -- A Contract is the legal agreement between MetLife and the employer, plan trustee or other entity, or the certificate issued to You under a group annuity Contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.


CONTRACT YEAR -- Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12-month period. However, depending on underwriting and plan requirements, the first Contract Year may range from the initial three to fifteen months after the Deferred Annuity is issued.


DEFERRED ANNUITY -- This term is used throughout this Prospectus when we are referring to both Enhanced Deferred Annuities and Financial Freedom Deferred Annuities.

EARLY WITHDRAWAL CHARGE -- The Early Withdrawal Charge is an amount we deduct from your Account Balance if You withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

EXCHANGE -- In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."


FREE LOOK -- You may cancel your Contract within a certain time period. This is known as a "free look." We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether You purchased your Contract from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund (i) all of your purchase payments (and any interest credited by the Fixed Account, if applicable) or (ii) your Account Balance as of the date your refund request is received at your Administrative Office in Good Order (this means you bear the risk of any decline in the value of your Contract due to the performance of the Investment Divisions during the Free Look period).

GOOD ORDER -- A request or transaction generally is considered in "Good Order" if it complies with our administrative procedures, and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone) along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Investment Divisions affected by the requested transaction; the signatures of all Contract Owners (exactly as indicated on the contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner's consents. With respect to purchase payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If You have any questions, You should contact us or your sales representative before submitting the form or request.

INCOME ANNUITY -- This term is used throughout this Prospectus when we are referring to both Enhanced Income Annuities and Financial Freedom Income Annuities.


INVESTMENT DIVISION -- Investment Divisions are subdivisions of the Separate Account. When You allocate a purchase payment, transfer money or make reallocations of your income payment to an Investment Division, the Investment Division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, Met Investors Fund Calvert Fund Fidelity(R) VIP Funds or American Funds(R).


METLIFE -- MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE -- The MetLife Designated Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-800-638-7732.

SEPARATE ACCOUNT -- A Separate Account is an investment account. All assets contributed to Investment Divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.

VARIABLE ANNUITY -- An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the Investment Divisions in a Variable Annuity.

YOU -- In this Prospectus, depending on the context, "You" may mean either the purchaser of the Deferred Annuity or Income Annuity, the annuitant under an Income Annuity or the participant or annuitant under certain group arrangements. In cases where we are referring to giving instructions or making payments to us for PEDC, Section 451 deferred fee arrangements, Section 451 deferred compensation plans, Section 457(f) deferred compensation plans,
Section 457(e)(11) severance and death benefit plans and Section 415(m) qualified governmental excess benefit arrangements, "You" means the trustee or employer. In connection with a 403(b) plan termination, as of the date of the Contract or cash distribution under such distribution, "You" means the participant who has received such Contract or cash distribution.

                               TABLE OF EXPENSES

--------------------------------------------------------------------------------

           FINANCIAL FREEDOM DEFERRED ANNUITIES AND INCOME ANNUITIES



The following tables describe the fees and expenses You will pay when You buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges You will pay at the time You purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or make transfers between the Investment Divisions of your Deferred Annuity or Income Annuity. The tables do not show premium taxes (ranging from 0.5% to 3.5%, which are only applicable in certain jurisdiction, see Appendix A) and other taxes which may apply.


CONTRACT OWNER TRANSACTION EXPENSES


SALES LOAD IMPOSED ON PURCHASE PAYMENTS.................................................. None
SEPARATE ACCOUNT EARLY WITHDRAWAL CHARGE................................................. None
(as a percentage of each purchase payment funding the withdrawal during the pay-in phase)
EXCHANGE FEE FOR DEFERRED ANNUITIES...................................................... None
SURRENDER FEE FOR DEFERRED ANNUITIES..................................................... None
ACCOUNT REDUCTION LOAN INITIATION FEE.................................................... $75(1)
ANNUAL ACCOUNT REDUCTION LOAN MAINTENANCE FEE............................................ $50(1)
(per loan outstanding)
TRANSFER FEE............................................................................. None

The second table describes the fees and expenses that You will bear periodically during the time You hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.



ANNUAL CONTRACT FEE(2)................................................... None
SEPARATE ACCOUNT CHARGE(3)
(as a percentage of your average Account Balance in the Separate Account)
General Administrative Expenses Charge................................... .20%
Mortality and Expense Risk Charge........................................ .75%
TOTAL SEPARATE ACCOUNT ANNUAL CHARGE
Current and Maximum Guaranteed Charge.................................... .95%



We are waiving 0.08% of the Separate Account Charge for the Investment Division investing in the Met/Wellington Large Cap Research Portfolio (formerly WMC
Large Cap Research Portfolio of the Met Investors Fund). We are waiving the amount, if any, of the Separate Account charge equal to the underlying portfolio expenses that are in excess of 0.88% for the Investment Division investing in the MFS(R) Research International Portfolio - Class A of the Met Investors Fund. We are waiving an amount equal to the Portfolio expenses that are in excess 0.62% for the Investment Division investing in the Oppenheimer Global Equity Portfolio of the Met Investors Fund.


The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that You may bear periodically while You hold the Contract. Certain Portfolios may impose a redemption fee in the future. All of the Portfolios listed below are Class A except for the BlackRock Large Cap Value, BlackRock Capital Appreciation, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, PIMCO Inflation Protected Bond, SSGA Growth ETF, SSGA Growth and Income ETF Portfolios, which are Class E Portfolios, Loomis Sayles Global Markets and Met/Franklin Low Duration Total Return, which are Class B Portfolios, American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation, which are Class C Portfolios, and the Portfolios of the American Funds(R), which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund, the Calvert Fund and the American Funds(R) fees and expenses are contained in their respective prospectuses.
------------
1 Either or both fees may be waived for certain groups. The loan maintenance fee is paid on a quarterly basis at the end of each quarter on a pro-rata basis from the Investment Divisions and the Fixed Interest Account in which You then have a balance.
2  A $20 Annual Contract Fee is imposed on money in the Fixed Interest Account.
      This fee may be waived under certain circumstances.
3 Pursuant to the terms of the Contract, our total Separate Account charge will not exceed .95% of your average balance in the Investment

   Divisions. For purposes of presentation here, we estimated the allocation between general administrative expenses and the mortality and expense risk charge for Deferred Annuities or the amount of underlying Portfolio shares we have designated in the Investment Divisions to generate your income payments for Income Annuities.


MINIMUM AND MAXIMUM TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES



                                                                                              MINIMUM     MAXIMUM
                                                                                             ---------   --------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Portfolio assets, including management fees, distribution
 and/or service (12b-1) fees, and other expenses).........................................    0.25%       1.05%


PORTFOLIO FEES AND EXPENSES
(as a percentage of average daily net assets)


The following table is a summary. For more complete information on Portfolio fees and expenses, please refer to the prospectus for each Portfolio.




                                                               DISTRIBUTION
                                                                  AND/OR
                                                  MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                             FEE      (12B-1) FEES   EXPENSES
------------------------------------------------ ------------ -------------- ----------
AMERICAN FUNDS(R) -- CLASS 2
 American Funds Bond Fund.......................    0.37%     0.25%          0.01%
 American Funds Global Small
  Capitalization Fund...........................    0.69%     0.25%          0.04%
 American Funds Growth Fund.....................    0.33%     0.25%          0.02%
 American Funds Growth-Income Fund..............    0.27%     0.25%          0.02%
CALVERT FUND
 Calvert VP SRI Balanced Portfolio --
  Class I.......................................    0.53%       --           0.17%
 Calvert VP SRI Mid Cap Growth Portfolio........    0.77%       --           0.20%
FIDELITY(R) VIP FUNDS -- INITIAL CLASS
 Equity-Income Portfolio........................    0.45%       --           0.09%
 Government Money Market Portfolio..............    0.17%       --           0.08%
 Growth Portfolio...............................    0.55%       --           0.09%
 Investment Grade Bond Portfolio................    0.31%       --           0.11%
MET INVESTORS FUND
 American Funds(R) Balanced Allocation
  Portfolio -- Class C..........................    0.06%     0.55%            --
 American Funds(R) Growth Allocation
  Portfolio -- Class C..........................    0.06%     0.55%          0.01%
 American Funds(R) Moderate Allocation
  Portfolio -- Class C..........................    0.06%     0.55%          0.01%
 Clarion Global Real Estate Portfolio --
  Class E.......................................    0.60%     0.15%          0.04%
 ClearBridge Aggressive Growth Portfolio --
  Class A.......................................    0.55%       --           0.02%
 Harris Oakmark International Portfolio --
  Class E.......................................    0.77%     0.15%          0.06%
 Invesco Mid Cap Value Portfolio --
  Class A.......................................    0.64%       --           0.04%
 Invesco Small Cap Growth Portfolio --
  Class E.......................................    0.85%     0.15%          0.02%
 Loomis Sayles Global Markets Portfolio --
  Class B.......................................    0.70%     0.25%          0.08%
 Met/Franklin Low Duration Total Return
  Portfolio -- Class B..........................    0.49%     0.25%          0.05%
 Met/Wellington Large Cap Research
  Portfolio -- Class A..........................    0.56%       --           0.03%
 MetLife Asset Allocation 100 Portfolio --
  Class A.......................................    0.07%       --           0.01%
 MFS(R) Research International Portfolio --
  Class A.......................................    0.69%       --           0.07%



                                                                   TOTAL       FEE WAIVER    NET TOTAL
                                                    ACQUIRED       ANNUAL        AND/OR       ANNUAL
                                                    FUND FEES    OPERATING      EXPENSE      OPERATING
PORTFOLIO                                         AND EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
------------------------------------------------ -------------- ----------- --------------- ----------
AMERICAN FUNDS(R) -- CLASS 2
 American Funds Bond Fund.......................   --             0.63%       --              0.63%
 American Funds Global Small
  Capitalization Fund...........................   --             0.98%       --              0.98%
 American Funds Growth Fund.....................   --             0.60%       --              0.60%
 American Funds Growth-Income Fund..............   --             0.54%       --              0.54%
CALVERT FUND
 Calvert VP SRI Balanced Portfolio --
  Class I.......................................   --             0.70%       --              0.70%
 Calvert VP SRI Mid Cap Growth Portfolio........   --             0.97%       --              0.97%
FIDELITY(R) VIP FUNDS -- INITIAL CLASS
 Equity-Income Portfolio........................ 0.08%            0.62%       --              0.62%
 Government Money Market Portfolio..............   --             0.25%       --              0.25%
 Growth Portfolio...............................   --             0.64%       --              0.64%
 Investment Grade Bond Portfolio................   --             0.42%       --              0.42%
MET INVESTORS FUND
 American Funds(R) Balanced Allocation
  Portfolio -- Class C.......................... 0.42%            1.03%       --              1.03%
 American Funds(R) Growth Allocation
  Portfolio -- Class C.......................... 0.43%            1.05%       --              1.05%
 American Funds(R) Moderate Allocation
  Portfolio -- Class C.......................... 0.40%            1.02%       --              1.02%
 Clarion Global Real Estate Portfolio --
  Class E.......................................   --             0.79%       --              0.79%
 ClearBridge Aggressive Growth Portfolio --
  Class A.......................................   --             0.57%     0.00%             0.57%
 Harris Oakmark International Portfolio --
  Class E.......................................   --             0.98%     0.02%             0.96%
 Invesco Mid Cap Value Portfolio --
  Class A....................................... 0.08%            0.76%     0.02%             0.74%
 Invesco Small Cap Growth Portfolio --
  Class E.......................................   --             1.02%     0.02%             1.00%
 Loomis Sayles Global Markets Portfolio --
  Class B.......................................   --             1.03%       --              1.03%
 Met/Franklin Low Duration Total Return
  Portfolio -- Class B..........................   --             0.79%     0.02%             0.77%
 Met/Wellington Large Cap Research
  Portfolio -- Class A..........................   --             0.59%     0.04%             0.55%
 MetLife Asset Allocation 100 Portfolio --
  Class A....................................... 0.68%            0.76%       --              0.76%
 MFS(R) Research International Portfolio --
  Class A.......................................   --             0.76%     0.06%             0.70%

                                                                  DISTRIBUTION
                                                                     AND/OR
                                                     MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                                FEE      (12B-1) FEES   EXPENSES
--------------------------------------------------- ------------ -------------- ----------
 Morgan Stanley Mid Cap Growth
  Portfolio -- Class A.............................    0.65%       --           0.03%
 Oppenheimer Global Equity Portfolio --
  Class A..........................................    0.66%       --           0.05%
 PIMCO Inflation Protected Bond
  Portfolio -- Class E.............................    0.47%     0.15%          0.15%
 PIMCO Total Return Portfolio -- Class A...........    0.48%       --           0.04%
 SSGA Growth and Income ETF Portfolio --
  Class E..........................................    0.31%     0.15%            --
 SSGA Growth ETF Portfolio -- Class E..............    0.32%     0.15%          0.02%
 T. Rowe Price Mid Cap Growth Portfolio --
  Class A..........................................    0.75%       --           0.03%
METROPOLITAN FUND
 Baillie Gifford International Stock
  Portfolio -- Class A.............................    0.79%       --           0.07%
 Barclays Aggregate Bond Index Portfolio --
  Class A..........................................    0.25%       --           0.03%
 BlackRock Bond Income Portfolio --
  Class A..........................................    0.32%       --           0.04%
 BlackRock Capital Appreciation
  Portfolio -- Class E.............................    0.69%     0.15%          0.02%
 BlackRock Large Cap Value Portfolio --
  Class E..........................................    0.63%     0.15%          0.03%
 Frontier Mid Cap Growth Portfolio --
  Class A..........................................    0.71%       --           0.03%
 Jennison Growth Portfolio -- Class A..............    0.60%       --           0.02%
 Loomis Sayles Small Cap Core Portfolio --
  Class A..........................................    0.90%       --           0.06%
 Loomis Sayles Small Cap Growth
  Portfolio -- Class A.............................    0.90%       --           0.05%
 Met/Artisan Mid Cap Value Portfolio --
  Class A..........................................    0.81%       --           0.03%
 Met/Wellington Balanced Portfolio --
  Class A..........................................    0.46%       --           0.08%
 Met/Wellington Core Equity Opportunities
  Portfolio -- Class A.............................    0.70%       --           0.02%
 MetLife Asset Allocation 20 Portfolio --
  Class A..........................................    0.09%       --           0.02%
 MetLife Asset Allocation 40 Portfolio --
  Class A..........................................    0.06%       --             --
 MetLife Asset Allocation 60 Portfolio --
  Class A..........................................    0.05%       --             --
 MetLife Asset Allocation 80 Portfolio --
  Class A..........................................    0.05%       --             --
 MetLife Mid Cap Stock Index Portfolio --
  Class A..........................................    0.25%       --           0.04%
 MetLife Stock Index Portfolio -- Class A..........    0.25%       --           0.02%
 MFS(R) Total Return Portfolio -- Class A..........    0.55%       --           0.05%
 MFS(R) Value Portfolio -- Class A.................    0.70%       --           0.02%
 MSCI EAFE(R) Index Portfolio -- Class A...........    0.30%       --           0.10%
 Neuberger Berman Genesis Portfolio --
  Class A..........................................    0.81%       --           0.03%
 Russell 2000(R) Index Portfolio -- Class A........    0.25%       --           0.06%
 T. Rowe Price Large Cap Growth
  Portfolio -- Class A.............................    0.60%       --           0.02%
 T. Rowe Price Small Cap Growth
  Portfolio -- Class A.............................    0.47%       --           0.03%
 Western Asset Management Strategic Bond
  Opportunities Portfolio -- Class A...............    0.59%       --           0.04%



                                                                      TOTAL       FEE WAIVER    NET TOTAL
                                                       ACQUIRED       ANNUAL        AND/OR        ANNUAL
                                                       FUND FEES    OPERATING      EXPENSE      OPERATING
PORTFOLIO                                            AND EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
--------------------------------------------------- -------------- ----------- --------------- -----------
 Morgan Stanley Mid Cap Growth
  Portfolio -- Class A.............................   --             0.68%     0.01%             0.67%
 Oppenheimer Global Equity Portfolio --
  Class A..........................................   --             0.71%     0.08%             0.63%
 PIMCO Inflation Protected Bond
  Portfolio -- Class E.............................   --             0.77%     0.01%             0.76%
 PIMCO Total Return Portfolio -- Class A...........   --             0.52%     0.04%             0.48%
 SSGA Growth and Income ETF Portfolio --
  Class E.......................................... 0.22%            0.68%       --              0.68%
 SSGA Growth ETF Portfolio -- Class E.............. 0.24%            0.73%       --              0.73%
 T. Rowe Price Mid Cap Growth Portfolio --
  Class A..........................................   --             0.78%       --              0.78%
METROPOLITAN FUND
 Baillie Gifford International Stock
  Portfolio -- Class A.............................   --             0.86%     0.12%             0.74%
 Barclays Aggregate Bond Index Portfolio --
  Class A..........................................   --             0.28%     0.01%             0.27%
 BlackRock Bond Income Portfolio --
  Class A..........................................   --             0.36%     0.00%             0.36%
 BlackRock Capital Appreciation
  Portfolio -- Class E.............................   --             0.86%     0.05%             0.81%
 BlackRock Large Cap Value Portfolio --
  Class E..........................................   --             0.81%     0.03%             0.78%
 Frontier Mid Cap Growth Portfolio --
  Class A..........................................   --             0.74%     0.02%             0.72%
 Jennison Growth Portfolio -- Class A..............   --             0.62%     0.08%             0.54%
 Loomis Sayles Small Cap Core Portfolio --
  Class A.......................................... 0.04%            1.00%     0.08%             0.92%
 Loomis Sayles Small Cap Growth
  Portfolio -- Class A.............................   --             0.95%     0.09%             0.86%
 Met/Artisan Mid Cap Value Portfolio --
  Class A..........................................   --             0.84%       --              0.84%
 Met/Wellington Balanced Portfolio --
  Class A..........................................   --             0.54%     0.00%             0.54%
 Met/Wellington Core Equity Opportunities
  Portfolio -- Class A.............................   --             0.72%     0.12%             0.60%
 MetLife Asset Allocation 20 Portfolio --
  Class A.......................................... 0.52%            0.63%     0.01%             0.62%
 MetLife Asset Allocation 40 Portfolio --
  Class A.......................................... 0.56%            0.62%       --              0.62%
 MetLife Asset Allocation 60 Portfolio --
  Class A.......................................... 0.60%            0.65%       --              0.65%
 MetLife Asset Allocation 80 Portfolio --
  Class A.......................................... 0.65%            0.70%       --              0.70%
 MetLife Mid Cap Stock Index Portfolio --
  Class A.......................................... 0.01%            0.30%     0.00%             0.30%
 MetLife Stock Index Portfolio -- Class A..........   --             0.27%     0.01%             0.26%
 MFS(R) Total Return Portfolio -- Class A..........   --             0.60%       --              0.60%
 MFS(R) Value Portfolio -- Class A.................   --             0.72%     0.14%             0.58%
 MSCI EAFE(R) Index Portfolio -- Class A........... 0.01%            0.41%     0.00%             0.41%
 Neuberger Berman Genesis Portfolio --
  Class A..........................................   --             0.84%     0.01%             0.83%
 Russell 2000(R) Index Portfolio -- Class A........ 0.01%            0.32%     0.00%             0.32%
 T. Rowe Price Large Cap Growth
  Portfolio -- Class A.............................   --             0.62%     0.02%             0.60%
 T. Rowe Price Small Cap Growth
  Portfolio -- Class A.............................   --             0.50%       --              0.50%
 Western Asset Management Strategic Bond
  Opportunities Portfolio -- Class A...............   --             0.63%     0.04%             0.59%

                                                             DISTRIBUTION
                                                                AND/OR
                                                MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                           FEE      (12B-1) FEES   EXPENSES
---------------------------------------------- ------------ -------------- ----------
 Western Asset Management
  U.S. Government Portfolio -- Class A........    0.47%          --        0.02%



                                                                 TOTAL       FEE WAIVER    NET TOTAL
                                                  ACQUIRED       ANNUAL        AND/OR        ANNUAL
                                                  FUND FEES    OPERATING      EXPENSE      OPERATING
PORTFOLIO                                       AND EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
---------------------------------------------- -------------- ----------- --------------- -----------
 Western Asset Management
  U.S. Government Portfolio -- Class A........      --          0.49%         0.01%         0.48%



The information shown in the table above was provided by the Portfolios and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Portfolio's 2016 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Portfolio, but that the expenses of the Portfolio are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Portfolio's board of directors or trustees, are not shown.

Certain Portfolios that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Portfolio invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.



EXAMPLE

The example is intended to help You compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs You bear while You hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolios' fees and expenses (described in the third table).


EXAMPLE

This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

   o there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Annual Contract Fee was charged);

   o   reimbursement and/or waiver of expenses was not in effect;

   o You bear the minimum or maximum fees and expenses of any of the Portfolios;

   o   the underlying Portfolio earns a 5% annual return; and

   o You surrender your Deferred Annuity or do not surrender your Deferred Annuity or You annuitize (elect a pay-out option under your Deferred Annuity under which You receive income payments over your lifetime or for a period of at least 5 full years)(no Early Withdrawal Charges are deducted).



                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
                  --------   ---------   ---------   ---------
Maximum........     $200        $618      $1,062      $2,293
Minimum........     $120        $374      $  647      $1,428

                       ACCUMULATION UNIT VALUES FOR EACH

                              INVESTMENT DIVISION
--------------------------------------------------------------------------------

FINANCIAL FREEDOM DEFERRED ANNUITIES ACCUMULATION UNIT VALUES MAY BE FOUND IN APPENDIX B.

                                    METLIFE

--------------------------------------------------------------------------------

Metropolitan Life Insurance Company ("MLIC" or the "Company") is a leading provider of life insurance, annuities, employee benefits and asset management with operations throughout the United States. The Company offers a broad range of protection products and services aimed at serving the financial needs of its customers throughout their lives. These products are sold to individuals and corporations, as well as other institutions, and their employees. The Company was incorporated under the laws of New York in 1868. The Company's home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc., together with its subsidiaries and affiliates, is a global provider of life insurance, annuities, employee benefit and asset management, serving approximately 100 million customers. MetLife holds leading market positions in the United States, Japan, Latin America, Asia, Europe and the Middle East.




                      METROPOLITAN LIFE SEPARATE ACCOUNT E
--------------------------------------------------------------------------------

We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Enhanced Preference Plus Account and Financial Freedom Account Variable Annuity Contracts and some other Variable Annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").


The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities - such as death benefits and income payments - even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments and are not guaranteed by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

The investment manager to certain of the Portfolios offered with the Contracts or with other Variable Annuity contracts issued through the Separate Account may be regulated as Commodity Pool Operators. While it does not concede that the Separate Account is a commodity pool, the Company has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration or regulation as a pool operator under the CEA.




                               VARIABLE ANNUITIES

--------------------------------------------------------------------------------
There are two types of variable annuities described in this Prospectus:
Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or the amount of each income payment varies based on the investment performance of the Investment Divisions You choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money or income payment amount is at risk. The degree of risk will depend on the Investment Divisions You select. The Accumulation Unit Value or Annuity Unit Value for each Investment Division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus. The Prospectus describes the material features of the Deferred Annuities and the Income Annuities.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." The Fixed Interest Account is part of our general account and offers an interest rate that is guaranteed by us (the current minimum rate on the Fixed Interest Account is 3% but may be lower based on your state and issue date and, therefore, may be lower for certain Contracts). Your registered representative can tell you the current and minimum interest rates that apply. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor our general account has been registered as an investment company under the 1940 Act. Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them. All guarantees as to purchase payments or Account Balance allocated to the Fixed Account, interest credited to the Fixed Account, and fixed annuity payments are subject to our financial strength and claims-paying ability.


The group Deferred Annuities and group Income Annuities described in this Prospectus are offered to employers, associations, trusts or other groups for their employees, members or participants.


A DEFERRED ANNUITY

You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.

All tax sheltered annuities ("TSA(s)"), public employee deferred compensation ("PEDC") arrangements, 403(a) and individual retirement plan(s) ("IRA(s)") receive tax deferral under the Internal Revenue Code ("Code"). There are no additional tax benefits from funding these tax qualified arrangements with a Deferred Annuity. Therefore, there should be reasons other than tax deferral, such as the availability of a guaranteed income for life or the death benefit, for acquiring the Deferred Annuity within these arrangements.

NON-NATURAL PERSONS AS OWNERS OR BENEFICIARIES. If a non-natural person, such as a trust, is the owner of a non-qualified Deferred Annuity, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the usefulness of the living (if any) and/or death benefits. Naming a non-natural person, such as a trust or estate, as a beneficiary under the Deferred Annuity will generally, eliminate the beneficiary's ability to "stretch" or a spousal beneficiary's ability to continue the Deferred Annuity and the living (if any) and/or death benefits.

A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase. The pay-out phase begins when You either take all of your money out of the account or You elect "income" payments using the money in your account. The number and the amount of the income payments You receive will depend on such things as the type of pay-out option You choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."

Generally, it is not advisable to purchase a Deferred Annuity as a replacement for an existing annuity contract. You should replace an existing contract only when You determine that the Deferred Annuity is better for You. You may have to pay a withdrawal charge on your existing contract, and the Deferred Annuity may impose a new withdrawal charge period. Before You buy a Deferred Annuity ask your registered representative if purchasing a Deferred Annuity would be advantageous, given the Deferred Annuity's features, benefits and charges.

You should talk to your tax adviser to make sure that this purchase will qualify as a tax-free exchange. If You surrender your existing contract for cash and then buy the Deferred Annuity, You may have to pay Federal income taxes, including possible penalty taxes, on the surrender. Also, because we will not issue the Deferred Annuity until we have received the initial purchase payment from your existing insurance company, the issuance of the Deferred Annuity may be delayed.

We no longer make the Enhanced Preference Plus Account Deferred Annuity available, however, current Contract owners may continue to make additional purchase payments, and new participants may enroll under any issued group Contract.


AN INCOME ANNUITY

An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of income payment suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments You receive will depend on such things as the income payment type You choose, your investment choices and the amount of your purchase payment.

The Enhanced Preference Plus Account Income Annuities are no longer available.




                            YOUR INVESTMENT CHOICES

--------------------------------------------------------------------------------

The Metropolitan Fund, Met Investors Fund, Calvert Fund Fidelity(R) VIP Funds and American Funds(R) and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. You should read these prospectuses carefully before making purchase payments to the Investment Divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on American Funds(R) Portfolios, which are Class 2, and the following Portfolios: BlackRock Large Cap Value, BlackRock Capital Appreciation, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, PIMCO Inflation Protected Bond, SSGA Growth ETF, SSGA Growth and Income ETF Portfolios, which are Class E, Loomis Sayles Global Markets and Met/Franklin Low Duration Total Return, which are Class B, and American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation, which are Class C.

The investment choices are listed in alphabetical order below (based upon the Portfolio's legal names). (See Appendix D -- "Portfolio Legal and Marketing Names.") The Investment Divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account/Fixed Income Option. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. While the Investment Divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these Investment Divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. The degree of investment risk You assume will depend on the Investment Divisions You choose. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance and/or variable income payments based on amounts allocated to the Investment Divisions may go down as well as up.


Each Portfolio has different investment objectives and risks. The Portfolio prospectuses contain more detailed information on each Portfolio's investment strategy, investment managers and its fees. You may obtain a Portfolio prospectus by calling 1 800-638-7732 or through your registered representative. We do not guarantee the investment results of the Portfolios.

The current Portfolios are listed below, along with their investment manager and any sub-investment manager.


           PORTFOLIO                     INVESTMENT OBJECTIVE           INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
------------------------------ --------------------------------------- ------------------------------------------
AMERICAN FUNDS(R)
American Funds Bond Fund       Seeks as high a level of current        Capital Research and Management
                               income as is consistent with the        Company
                               preservation of capital.
American Funds Global Small    Seeks long-term growth of capital.      Capital Research and Management
 Capitalization Fund                                                   Company
American Funds Growth Fund     Seeks growth of capital.                Capital Research and Management
                                                                       Company
American Funds Growth-Income   Seeks long-term growth of capital and   Capital Research and Management
 Fund                          income.                                 Company

               PORTFOLIO                         INVESTMENT OBJECTIVE            INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
-------------------------------------- ---------------------------------------- ------------------------------------------
CALVERT FUND
Calvert VP SRI Balanced Portfolio      Seeks to achieve a competitive total     Calvert Investment Management, Inc.
                                       return through an actively managed
                                       portfolio of stocks, bonds and money
                                       market instruments which offer
                                       income and capital growth
                                       opportunity.
Calvert VP SRI Mid Cap Growth          Seeks to provide long-term capital       Calvert Investment Management, Inc.
 Portfolio                             appreciation by investing primarily in   Subadviser: New Amsterdam Partners
                                       a non-diversified portfolio of the       LLC
                                       equity securities of mid-sized
                                       companies that are undervalued but
                                       demonstrate a potential for growth.
FIDELITY(R) VIP FUNDS
Equity-Income Portfolio                Seeks reasonable income. The fund        Fidelity Management & Research
                                       will also consider the potential for     Company
                                       capital appreciation. The fund's goal    Subadviser: FMR Co., Inc.
                                       is to achieve a yield which exceeds
                                       the composite yield on the securities
                                       comprising the S&P 500(R) Index.
Government Money Market Portfolio      Seeks as high a level of current         Fidelity Management & Research
                                       income as is consistent with             Company
                                       preservation of capital and liquidity.   Subadviser: Fidelity Investments
                                                                                Money Management, Inc.
Growth Portfolio                       Seeks to achieve capital appreciation.   Fidelity Management & Research
                                                                                Company
                                                                                Subadviser: FMR Co., Inc.
Investment Grade Bond Portfolio        Seeks as high a level of current         Fidelity Management & Research
                                       income as is consistent with the         Company
                                       preservation of capital.                 Subadviser: Fidelity Investments
                                                                                Money Management, Inc.
MET INVESTORS FUND
American Funds(R) Balanced             Seeks a balance between a high level     MetLife Advisers, LLC
 Allocation Portfolio                  of current income and growth of
                                       capital, with a greater emphasis on
                                       growth of capital.
American Funds(R) Growth Allocation    Seeks growth of capital.                 MetLife Advisers, LLC
 Portfolio
American Funds(R) Moderate             Seeks a high total return in the form    MetLife Advisers, LLC
 Allocation Portfolio                  of income and growth of capital, with
                                       a greater emphasis on income.
Clarion Global Real Estate Portfolio   Seeks total return through investment    MetLife Advisers, LLC
                                       in real estate securities, emphasizing   Subadviser: CBRE Clarion Securities
                                       both capital appreciation and current    LLC
                                       income.
ClearBridge Aggressive Growth          Seeks capital appreciation.              MetLife Advisers, LLC
 Portfolio                                                                      Subadviser: ClearBridge Investments,
                                                                                LLC
Harris Oakmark International           Seeks long-term capital appreciation.    MetLife Advisers, LLC
 Portfolio                                                                      Subadviser: Harris Associates L.P.

                PORTFOLIO                            INVESTMENT OBJECTIVE            INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
----------------------------------------- ----------------------------------------- ------------------------------------------
Invesco Mid Cap Value Portfolio           Seeks high total return by investing in   MetLife Advisers, LLC
                                          equity securities of mid-sized            Subadviser: Invesco Advisers, Inc.
                                          companies.
Invesco Small Cap Growth Portfolio        Seeks long-term growth of capital.        MetLife Advisers, LLC
                                                                                    Subadviser: Invesco Advisers, Inc.
Loomis Sayles Global Markets              Seeks high total investment return        MetLife Advisers, LLC
 Portfolio                                through a combination of capital          Subadviser: Loomis, Sayles &
                                          appreciation and income.                  Company, L.P.
Met/Franklin Low Duration Total           Seeks a high level of current income,     MetLife Advisers, LLC
 Return Portfolio                         while seeking preservation of             Subadviser: Franklin Advisers, Inc.
                                          shareholders' capital.
Met/Wellington Large Cap Research         Seeks long-term capital appreciation.     MetLife Advisers, LLC
 Portfolio                                                                          Subadviser: Wellington Management
                                                                                    Company LLP
MetLife Asset Allocation 100 Portfolio    Seeks growth of capital.                  MetLife Advisers, LLC
MFS(R) Research International Portfolio   Seeks capital appreciation.               MetLife Advisers, LLC
                                                                                    Subadviser: Massachusetts Financial
                                                                                    Services Company
Morgan Stanley Mid Cap Growth             Seeks capital appreciation.               MetLife Advisers, LLC
 Portfolio                                                                          Subadviser: Morgan Stanley
                                                                                    Investment Management Inc.
Oppenheimer Global Equity Portfolio       Seeks capital appreciation.               MetLife Advisers, LLC
                                                                                    Subadviser: OppenheimerFunds, Inc.
PIMCO Inflation Protected Bond            Seeks maximum real return,                MetLife Advisers, LLC
 Portfolio                                consistent with preservation of capital   Subadviser: Pacific Investment
                                          and prudent investment management.        Management Company LLC
PIMCO Total Return Portfolio              Seeks maximum total return,               MetLife Advisers, LLC
                                          consistent with the preservation of       Subadviser: Pacific Investment
                                          capital and prudent investment            Management Company LLC
                                          management.
SSGA Growth and Income ETF                Seeks growth of capital and income.       MetLife Advisers, LLC
 Portfolio                                                                          Subadviser: SSGA Funds
                                                                                    Management, Inc.
SSGA Growth ETF Portfolio                 Seeks growth of capital.                  MetLife Advisers, LLC
                                                                                    Subadviser: SSGA Funds
                                                                                    Management, Inc.
T. Rowe Price Mid Cap Growth              Seeks long-term growth of capital.        MetLife Advisers, LLC
 Portfolio                                                                          Subadviser: T. Rowe Price Associates,
                                                                                    Inc.
METROPOLITAN FUND
Baillie Gifford International Stock       Seeks long-term growth of capital.        MetLife Advisers, LLC
 Portfolio                                                                          Subadviser: Baillie Gifford Overseas
                                                                                    Limited
Barclays Aggregate Bond Index             Seeks to track the performance of the     MetLife Advisers, LLC
 Portfolio                                Barclays U.S. Aggregate Bond Index.       Subadviser: MetLife Investment
                                                                                    Advisors, LLC
BlackRock Bond Income Portfolio           Seeks a competitive total return          MetLife Advisers, LLC
                                          primarily from investing in               Subadviser: BlackRock Advisors, LLC
                                          fixed-income securities.

               PORTFOLIO                          INVESTMENT OBJECTIVE            INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
--------------------------------------- ---------------------------------------- ------------------------------------------
BlackRock Capital Appreciation          Seeks long-term growth of capital.       MetLife Advisers, LLC
 Portfolio                                                                       Subadviser: BlackRock Advisors, LLC
BlackRock Large Cap Value Portfolio     Seeks long-term growth of capital.       MetLife Advisers, LLC
                                                                                 Subadviser: BlackRock Advisors, LLC
Frontier Mid Cap Growth Portfolio       Seeks maximum capital appreciation.      MetLife Advisers, LLC
                                                                                 Subadviser: Frontier Capital
                                                                                 Management Company, LLC
Jennison Growth Portfolio               Seeks long-term growth of capital.       MetLife Advisers, LLC
                                                                                 Subadviser: Jennison Associates LLC
Loomis Sayles Small Cap Core            Seeks long-term capital growth from      MetLife Advisers, LLC
 Portfolio                              investments in common stocks or          Subadviser: Loomis, Sayles &
                                        other equity securities.                 Company, L.P.
Loomis Sayles Small Cap Growth          Seeks long-term capital growth.          MetLife Advisers, LLC
 Portfolio                                                                       Subadviser: Loomis, Sayles &
                                                                                 Company, L.P.
Met/Artisan Mid Cap Value Portfolio     Seeks long-term capital growth.          MetLife Advisers, LLC
                                                                                 Subadviser: Artisan Partners Limited
                                                                                 Partnership
Met/Wellington Balanced Portfolio       Seeks long-term capital appreciation     MetLife Advisers, LLC
                                        with some current income.                Subadviser: Wellington Management
                                                                                 Company LLP
Met/Wellington Core Equity              Seeks to provide a growing stream of     MetLife Advisers, LLC
 Opportunities Portfolio                income over time and, secondarily,       Subadviser: Wellington Management
                                        long-term capital appreciation and       Company LLP
                                        current income.
MetLife Asset Allocation 20 Portfolio   Seeks a high level of current income,    MetLife Advisers, LLC
                                        with growth of capital as a secondary
                                        objective.
MetLife Asset Allocation 40 Portfolio   Seeks high total return in the form of   MetLife Advisers, LLC
                                        income and growth of capital, with a
                                        greater emphasis on income.
MetLife Asset Allocation 60 Portfolio   Seeks a balance between a high level     MetLife Advisers, LLC
                                        of current income and growth of
                                        capital, with a greater emphasis on
                                        growth of capital.
MetLife Asset Allocation 80 Portfolio   Seeks growth of capital.                 MetLife Advisers, LLC
MetLife Mid Cap Stock Index             Seeks to track the performance of the    MetLife Advisers, LLC
 Portfolio                              Standard & Poor's MidCap 400(R)          Subadviser: MetLife Investment
                                        Composite Stock Price Index.             Advisors, LLC
MetLife Stock Index Portfolio           Seeks to track the performance of the    MetLife Advisers, LLC
                                        Standard & Poor's 500(R) Composite       Subadviser: MetLife Investment
                                        Stock Price Index.                       Advisors, LLC
MFS(R) Total Return Portfolio           Seeks a favorable total return through   MetLife Advisers, LLC
                                        investment in a diversified portfolio.   Subadviser: Massachusetts Financial
                                                                                 Services Company
MFS(R) Value Portfolio                  Seeks capital appreciation.              MetLife Advisers, LLC
                                                                                 Subadviser: Massachusetts Financial
                                                                                 Services Company

              PORTFOLIO                         INVESTMENT OBJECTIVE            INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
------------------------------------ ----------------------------------------- ------------------------------------------
MSCI EAFE(R) Index Portfolio         Seeks to track the performance of the     MetLife Advisers, LLC
                                     MSCI EAFE(R) Index.                       Subadviser: MetLife Investment
                                                                               Advisors, LLC
Neuberger Berman Genesis Portfolio   Seeks high total return, consisting       MetLife Advisers, LLC
                                     principally of capital appreciation.      Subadviser: Neuberger Berman
                                                                               Investment Advisers LLC
Russell 2000(R) Index Portfolio      Seeks to track the performance of the     MetLife Advisers, LLC
                                     Russell 2000(R) Index.                    Subadviser: MetLife Investment
                                                                               Advisors, LLC
T. Rowe Price Large Cap Growth       Seeks long-term growth of capital.        MetLife Advisers, LLC
 Portfolio                                                                     Subadviser: T. Rowe Price Associates,
                                                                               Inc.
T. Rowe Price Small Cap Growth       Seeks long-term capital growth.           MetLife Advisers, LLC
 Portfolio                                                                     Subadviser: T. Rowe Price Associates,
                                                                               Inc.
Western Asset Management Strategic   Seeks to maximize total return            MetLife Advisers, LLC
 Bond Opportunities Portfolio        consistent with preservation of           Subadviser: Western Asset
                                     capital.                                  Management Company
Western Asset Management             Seeks to maximize total return            MetLife Advisers, LLC
 U.S. Government Portfolio           consistent with preservation of capital   Subadviser: Western Asset
                                     and maintenance of liquidity.             Management Company

Certain Portfolios have been subject to a change. Please see Appendix C --"Additional Information Regarding the Portfolios."



INVESTMENT CHOICES WHICH ARE FUND OF FUNDS


The following Portfolios available within the Metropolitan Fund and Met Investors Fund are "fund of funds":

MetLife Asset Allocation 20 Portfolio
MetLife Asset Allocation 40 Portfolio
MetLife Asset Allocation 60 Portfolio
MetLife Asset Allocation 80 Portfolio
MetLife Asset Allocation 100 Portfolio
American Funds(R) Balanced Allocation Portfolio
American Funds(R) Growth Allocation Portfolio
American Funds(R) Moderate Allocation Portfolio
SSGA Growth ETF Portfolio
SSGA Growth and Income ETF Portfolio

"Fund of funds" Portfolios invest substantially all of their assets in other portfolios or, with respect to the SSGA Growth ETF Portfolio and the SSGA Growth and Income ETF Portfolio, other exchange-traded funds ("Underlying ETFs"). Therefore, each of these Portfolios will bear its pro rata share of the fees and expenses incurred by the underlying portfolios or Underlying ETFs in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the fund of funds Portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios or Underlying ETFs in which the fund of funds Portfolio invests. You may be able to realize lower aggregate expenses by investing directly in the underlying portfolios and Underlying ETFs instead of investing in the fund of funds Portfolios, if such underlying portfolios or Underlying ETFs are available under the Contract. However, no Underlying ETFs and only some of the underlying portfolios are available under the Contract.


ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Some of the investment choices may not be available under the terms of your Deferred Annuity or Income Annuity. The Contract or other correspondence we provide You will indicate the Investment Divisions that are available to You. Your investment choices may be limited because:

   o Your employer, association or other group contract holder limits the available Investment Divisions.

   o   We have restricted the available Investment Divisions.

   o   Some of the Investment Divisions are not approved in your state.

The Investment Divisions buy and sell shares of corresponding mutual fund Portfolios. These Portfolios, which are part of the Metropolitan Fund, the Met Investors Fund, the Calvert Fund, Fidelity(R) VIP Funds or the American Funds(R), invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to You under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The Calvert Fund, Fidelity(R) VIP Finds and American Funds(R) Portfolios are made available by the funds only through various insurance company annuities and life insurance policies.


The Metropolitan Fund, the Met Investors Fund, the Calvert Fund, Fidelity(R) VIP Funds and American Funds(R) are each a "series" type fund registered with the SEC as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the fund.


The Portfolios of the Metropolitan Fund and Met Investors Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds(R) pay Capital Research and Management Company a monthly fee for its services as their investment manager. The Portfolios of the Calvert Fund pay Calvert Asset Management Company, Inc. a monthly fee for its services as their investment manager. Similarly, the Portfolios of the Fidelity(R) VIP Funds pay Fidelity Management & Research Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund, Met Investors Fund, Calvert Fund Fidelity(R) VIP Funds and American Funds(R).


In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each fund's prospectus.


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS


An investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or its affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment manager MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the investment manager makes a profit with respect to the investment management fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the investment manager. (See the Table of Expenses for information on the investment management fees paid by the Portfolios and the SAIs for the Portfolios for information on the investment management fees paid by the investment managers to the sub-investment managers.)

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio's 12b-1 Plan, if any, is described in more detail in each Portfolio's prospectus. (See the Fee Table and "Who Sells the Deferred Annuities and Income Annuities.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.


PORTFOLIO SELECTION


We select the Portfolios offered through the Contracts based on a number of criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment manager are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of Contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from contract owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of contract value to such Portfolios.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE ACCOUNT BALANCE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.




                               DEFERRED ANNUITIES

--------------------------------------------------------------------------------
This Prospectus describes the following Deferred Annuities under which You can accumulate money:

Financial Freedom Account:
o    TSA (Tax Sheltered Annuity)
o    403(a) (Qualified annuity plans under Section 403(a))
o    Non-Qualified (for certain deferred arrangements and plans)

Enhanced Preference Plus Account:
o    TSA (Tax Sheltered Annuity)
o    403(a) (Qualified annuity plans under Section 403(a))
o    PEDC (Public Employee Deferred Compensation)
o    Traditional IRA (Individual Retirement Annuities)
o    Non-Qualified
o    Non-Qualified (for certain deferred arrangements and plans)

These Non-Qualified Deferred Annuities (for certain deferred arrangements and plans) include Section 457(f) deferred compensation plans, Section 451 deferred fee arrangements, Section 451 deferred compensation plans, Section 457(e)(11) severance and death benefits plans, and for Financial Freedom Deferred Annuities only, Section 415(m) qualified governmental excess benefit arrangements. The Non-Qualified Deferred Annuities for Section 457(e)(11) severance and death benefit plans have special tax risks. We no longer offer
Section 457(e)(11) severance and death benefit plans but will accept purchase payments for those already issued.

In general under these types of non-qualified deferred compensation arrangements, all assets under the plan (including the Contract) are owned by the employer (or a trust subject to the claims of the employer's creditors). Participants may be permitted, if authorized under the plan, to make certain "deemed" investment choices and allocations. However, the entire interest under the Contract remains the property of the employer and any Account Balances thereunder are maintained solely for accounting purposes under the plan.

These Deferred Annuities are issued to a group. You are then a participant under the group's Deferred Annuity. Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder. Deferred Annuities may be either:

   o Allocated (your Account Balance records are kept for You as an individual); or

   o Unallocated (Account Balance records are kept for a plan or group as a whole).


THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN


If You participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, loans, the death benefit and pay-out options. The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. Also, the Deferred Annuity may require that You or your beneficiary obtain a signed authorization from your employer or plan administrator to exercise certain rights. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult your Deferred Annuity Contract and plan document to see how You may be affected. If You are a Texas Optional Retirement Program participant, please see Appendix E for specific information which applies to You.



403(B) PLAN TERMINATIONS

Upon a 403(b) plan termination, your employer is required to distribute your plan benefits under the Contract to You. Your employer may permit You to receive your distribution of your 403(b) plan benefit in cash or in the form of the Contract.

If You elect to receive your distributions in cash, the distribution is a withdrawal under the Contract and any amounts withdrawn are subject to applicable Early Withdrawal Charges. Outstanding loans will be satisfied (paid) from your cash benefit prior to its distribution to You. In addition your cash distributions are subject to withholding, ordinary income tax and applicable Federal income tax penalties. (See "Income Taxes.") Early Withdrawal Charges will be waived if the net distribution is made under the exceptions listed in the "When No Early Withdrawal Charge Applies" section of the Prospectus. However, if your employer chooses to distribute cash as the default option, your employer may not give You the opportunity to instruct MetLife to make, at a minimum, a direct transfer to another funding option or annuity contract issued by us or one of our affiliates, which may avoid an Early Withdrawal Charge. In that case, You will receive the net cash distribution, less any applicable Early Withdrawal Charge and withholding. In addition, You would forfeit any accrued guaranteed death benefit.

If You receive the distribution in the form of the Contract, we will continue to administer the Contract according to its terms. However in that case, You may not make any additional purchase payments or take any loans. In addition, MetLife will rely on You to provide certain information that would otherwise be provided to MetLife by the employer or plan administrator. The employer may choose distribution of the Contract as the default option. The employer may not choose distribution of the Contract as a default option when that Contract is an investment vehicle for a TSA ERISA plan.



OTHER PLAN TERMINATIONS

Upon termination of a retirement plan this is not a Section 403(b) plan, your employer is generally required to distribute your plan benefits under the Contract to You.


This distribution is in cash. The distribution is a withdrawal under the Contract and any amounts withdrawn are subject to any applicable Early Withdrawal Charges. Outstanding loans, if available will be satisfied (paid) from your cash benefit prior to its distribution to You. In addition, your cash distributions are subject to withholding, ordinary income tax and applicable Federal income tax penalties. (See "Income Taxes"). Early Withdrawal Charges will be waived if the net distribution is made under the exceptions listed in the "Early Withdrawal Charges" section of the prospectus. However, your employer may not give You the opportunity to instruct the Company to make, at a minimum, a direct transfer to another funding option or annuity contract issued by us or one of our affiliates which may avoid a withdrawal charge. In that case, You will receive the net cash distribution, less any applicable Early Withdrawal Charge and withholding.



AUTOMATED INVESTMENT STRATEGIES


There are five automated investment strategies available to You for Enhanced Deferred Annuities. We created these investment strategies to help You manage your money. You decide if one is appropriate for You based upon your risk tolerance and savings goals. The Equity Generator is the only investment strategy available for Financial Freedom Deferred Annuities. These investment strategies are available to You without any additional charges. As with any investment program, no strategy can guarantee a gain -- You can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.


The Allocator, the Equalizer and the Index Selector are not available to all Enhanced Deferred Annuities. Certain administrative platforms may have an alternative dollar cost averaging program that permits an amount to be transferred from any Investment Division to one or more different Investment Divisions on a monthly, quarterly, semi-annual or annual basis. Certain administrative platforms may have an alternative rebalancing program that permits rebalancing on a one-time, quarterly, semi-annually or annual basis. Your enrollment form will indicate if any of the automated investment strategies or the alternative dollar cost averaging program and the alternative rebalancing program is available under Your Contract.

THE EQUITY GENERATOR(R): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index Division or the Frontier Mid Cap Growth Division, based on your selection. If your Fixed Interest Account Balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

Certain administrative platforms may allow an amount equal to the interest earned in the Fixed Interest Account to be transferred quarterly to the MetLife Stock Index Division.

As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and You never request allocation changes or transfers, You will not pay more in Early Withdrawal Charges than your Contract earns. Early Withdrawal Charges may be taken from any of your earnings.


THE EQUALIZERSM: You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the Frontier Mid Cap Growth Division. Each quarter, amounts are transferred between the Fixed Interest Account and your chosen Investment Division to make the value of each equal. For example, if You choose the MetLife Stock Index Division and over the quarter it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.

THE REBALANCER(R): You select a specific asset allocation for your entire Account Balance from among the Investment Divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.

THE INDEX SELECTOR(R): You may select one of five asset allocation models (the Conservative Model, the Conservative to Moderate Model, the Moderate Model, the Moderate to Aggressive Model and the Aggressive Model) which are designed to correlate to various risk tolerance levels. Based on the model You choose, your entire Account Balance is allocated among the Barclays Aggregate Bond Index, MetLife Stock Index, MSCI EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account. Each quarter, the percentage in each of these Investment Divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the Investment Divisions and the Fixed Interest Account.

In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.

We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when You elected the Index Selector. You should consider whether it is appropriate for You to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations.

The asset allocation models used in the Index Selector strategy may change from time to time. If You are interested in an updated model, please contact your sales representative.


You may choose another Index Selector(R) strategy or terminate your Index Selector(R) strategy at any time. If You choose another Index Selector(R) strategy, You must select from the asset allocation models available at that time. After termination, if You then wish to select the Index Selector(R) strategy again, You must select from the asset allocation models available at that time.

THE ALLOCATORSM: Each month, a dollar amount You choose is transferred from the Fixed Interest Account to any of the Investment Divisions You choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account Balance is exhausted, this strategy is automatically discontinued.

The Equity Generator(R) and the Allocator(SM) are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, You should consider whether You wish to continue the strategy through periods of fluctuating prices.


We may terminate all transactions under any automated investment strategy, depending on your administrative platform, upon notification of your death.


PURCHASE PAYMENTS

There is no minimum purchase payment.

For Non-Qualified Deferred Annuities for certain deferred arrangements or plans (except those for Section 415(m) arrangements), we may require that each purchase payment be at least $2,000. In addition, we may require that your total purchase payments must be at least $15,000 for the first Contract Year and at least $5,000 each subsequent Contract Year.

Unless limited by tax law, You may continue to make purchase payments under Enhanced Deferred Annuities while You receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, salary reduction or salary deduction. You may make purchase payments to your Deferred Annuity whenever You choose, up to the date You begin receiving payments from a pay-out option.

In the case of TSA Deferred Annuity money being transferred from a fixed account of another insurance company where You did not have access to your money because the company was being rehabilitated or liquidated, we may add additional money to the amount transferred to us to reflect the earlier lack of access.


PURCHASE PAYMENTS -- SECTION 403(B) PLANS

The Internal Revenue Service ("IRS") announced new regulations affecting
Section 403(b) plans and arrangements which were generally effective January 1, 2009. As part of these regulations, employers will need to meet certain requirements in order for their employees' annuity contracts that fund these programs to retain a tax deferred status under Section 403(b). Prior to the new rules, transfers of one annuity contract to another would not result in a loss of tax deferred status under Section 403(b) under certain conditions (so-called "90-24 transfers"). The new regulations have the following effect regarding transfers: (1) a newly issued contract funded by a transfer which is completed AFTER September 24, 2007, is subject to the employer requirements referred to above; (2) additional purchase payments made AFTER September 24, 2007, to a contract that was funded by a 90-24 transfer ON OR BEFORE September 24, 2007, MAY subject the contract to this new employer requirement.


In consideration of these regulations, we have determined only to make available the Contract for purchase (including transfers) where your employer currently permits salary reduction contributions to be made to the Contract.


If your Contract was issued previously as a result of a 90-24 transfer completed on or before September 24, 2007, and You have never made salary reduction contributions into your Contract, we urge You to consult with your tax adviser prior to making additional purchase payments.


ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the Investment Divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

If You choose to make an allocation to the asset allocation Investment Divisions with your initial purchase payment, 100% of your allocation to the investment choices must be to only one of the asset allocation Investment Divisions. After the initial purchase payment has been made, You may allocate subsequent purchase payments or make transfers from any asset allocation Investment Division to any investment choice or to one or more of the asset allocation Investment Divisions.


LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

   o   Federal tax laws;

   o Our right to limit the total of your purchase payments to $1,000,000. We may change the maximum by telling You in writing at least 90 days in advance;

   o Regulatory requirements. For example, if You reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after You have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to You after You turn age 60; or after You turn age 63, if the Deferred Annuity was issued before You were age 61 (except under the Enhanced PEDC Deferred Annuity);

   o Retirement, for certain Deferred Annuities. You may no longer make purchase payments if You retire;

   o   Leaving your job (for TSA and 403(a) Deferred Annuities);


   o   A withdrawal based on your leaving your job; and


   o Receiving systematic termination payments (described later) from both the Separate Account and the Fixed Interest Account.

THE VALUE OF YOUR INVESTMENT

Accumulation Units are credited to You when You make purchase payments or transfers into an Investment Division. When You withdraw or transfer money from an Investment Division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each Investment
Division:

   o First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

   o Next, we subtract the daily equivalent of our insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

   o Finally, we multiply the previous Accumulation Unit Value by this result.


EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume You make a purchase payment of $500 into one Investment Division and that Investment Division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.


  $500
------
          =   50 accumulation units
   $10

CALCULATING THE ACCUMULATION UNIT VALUE

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x$10.50 =$525).

           $10.00 x1.05 =$10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x$9.50 =$475).

           $10.00 x.95 =$9.50 is the new Accumulation Unit Value


TRANSFERS

You may make tax-free transfers between Investment Divisions or between the Investment Divisions and the Fixed Interest Account. Such transfers are free of any Early Withdrawal Charges to You, except under certain Financial Freedom Deferred Annuities where You may incur Early Withdrawal Charges, if applicable, for money transferred from the Fixed Interest Account to the Investment Divisions. Some additional restrictions may also apply to transfers from the Fixed Interest Account to the Investment Divisions. For us to process a transfer, You must tell us:

   o   The percentage or dollar amount of the transfer;

   o The Investment Divisions (or Fixed Interest Account) from which You want the money to be transferred;

   o The Investment Divisions (or Fixed Interest Account) to which You want the money to be transferred; and

   o Whether You intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

Your transfer request must be in Good Order and completed prior to the close of the Exchange on a business day if You want the transaction to take place on that day. All other transfer requests in Good Order will be processed on our next business day.

For additional transfer restrictions (see "General
Information--Valuation--Suspension of Payments").

WE MAY REQUIRE YOU TO:

   o   Use our forms;

   o Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy or if there is an outstanding loan from the Fixed Interest Account); or

   o Transfer a minimum amount if the transfer is in connection with the Allocator.


RESTRICTIONS ON TRANSFERS

RESTRICTIONS ON FREQUENT TRANSFERS/REALLOCATIONS. Frequent requests from contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Frequent transfers/reallocations involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).


We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We monitor transfer/reallocation activity in the following Monitored Portfolios:

     American Funds Global Small Capitalization Fund
     Baillie Gifford International Stock Portfolio
     Clarion Global Real Estate Portfolio
     Harris Oakmark International Portfolio
     Invesco Small Cap Growth Portfolio
     Loomis Sayles Global Markets Portfolio
     Loomis Sayles Small Cap Core Portfolio
     Loomis Sayles Small Cap Growth Portfolio
     MFS(R) Research International Portfolio
     MSCI EAFE(R) Index Portfolio
     Neuberger Berman Genesis Portfolio
     Oppenheimer Global Equity Portfolio
     Russell 2000(R) Index Portfolio
     T. Rowe Price Small Cap Growth Portfolio
     Western Asset Management Strategic Bond Opportunities Portfolio

We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER PORTFOLIOS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER/REALLOCATION ACTIVITY IN THOSE PORTFOLIOS. We may change the Monitored Portfolios at any time without notice in our sole discretion.


As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer/reallocation policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer/reallocation policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy. A process has been implemented to enforce the American Funds(R) restrictions. There is no guarantee that this process will detect all contract holders whose transfer/reallication activity in the American Funds(R) Portfolios violates this monitoring policy.


Our policies and procedures may result in transfer/reallocation restrictions being applied to deter frequent transfers/reallocations. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, we require future requests to or from any Monitored Portfolios under that Contract to be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of this restriction. Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this Prospectus are not treated as transfers when we monitor the frequency of transfers.

Your third-party administrator has its own standards with regard to monitoring activity in the Monitored Portfolios and how subsequent transfer/reallocation activity will be restricted once those standards are triggered. These standards and subsequent trading restrictions may be more or less restrictive than ours, and presently include restrictions on non-Monitored Portfolios. The differences in monitoring standards and restrictions are due to systems limitation and may change from time to time as those systems are upgraded.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate frequent transfers/reallocations in any Portfolio and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in frequent transfers/reallocations; we apply our policies and procedures without exception, waiver or special arrangement.


The Portfolios may have adopted their own policies and procedures with respect to frequent transfers/reallocations in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer/reallocation policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent transfer/reallocation policies established by the Portfolio.

In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer/reallocation policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from contract owners engaged in frequent transfer/reallocation trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers/reallocations (even if an entire omnibus order is rejected due to the frequent transfers/reallocations of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.


Restrictions on Large Transfers/Reallocations. Large transfers/reallocations may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a large cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer/reallocation activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer/reallocation requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer/reallocation requests from that third party must be submitted in writing with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.



ACCESS TO YOUR MONEY

You may withdraw either all or part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

   o   The percentage or dollar amount of the withdrawal; and

   o The Investment Divisions (or Fixed Interest Account) from which You want the money to be withdrawn.

Your withdrawal may be subject to income taxes, tax penalties and Early Withdrawal Charges.

Generally, if You request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require You to use our original forms.

We may withhold payment of withdrawal if any portion of those proceeds would be derived from your check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.


You may submit a written withdrawal request, which must be received at the MetLife Designated Office on or before the date the pay-out phase begins, that indicates that the withdrawal should be processed as of the date the pay-out phase begins, in which case the request will be deemed to have been received on, and the withdrawal amount will be priced according to, the accumulation unit value calculated as of the date the pay-out phase begins.



ACCOUNT REDUCTION LOANS

We may administer loan programs made available through plans or group arrangements on an account reduction basis for certain Deferred Annuities. If the loan is in default and has been reported to the IRS as income but not yet offset, loan repayments will be posted as after-tax contributions. Loan amounts will be taken from amounts that are vested according to your plan or group arrangement on a pro-rata basis from the source(s) of money the plan or group arrangement permits to be borrowed (e.g., money contributed to the plan or group arrangement through salary reduction, elective deferrals, direct transfers, direct rollovers and employer contributions), then on a pro-rata basis from each Investment Division and the Fixed Interest Account in which You then have a balance consisting of these sources of money. Loan repayment amounts will be posted back to the original money sources used to make the loan, if the loan is in good standing at the time of repayment. Loan repayments will be allocated to the Investment Divisions and the Fixed Interest Account in the same percentages as your current investment election for contributions. Loan repayment periods, repayment methods, interest rate, default procedures, tax reporting and permitted minimum and maximum loan amounts will be disclosed in the loan agreement documents. There may be initiation and maintenance fees associated with these loans.


SYSTEMATIC WITHDRAWAL PROGRAM FOR ENHANCED TSA AND IRA AND FINANCIAL FREEDOM TSA AND 403(A) DEFERRED ANNUITIES

If we agree and if approved in your state for Enhanced TSA and IRA and Financial Freedom TSA and 403(a) Deferred Annuities, You may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year, according to the time frame You select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and Early Withdrawal Charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. For the Enhanced TSA and IRA and Financial Freedom TSA and 403(a) Deferred Annuities, if You elect to receive payments through this program, You must have no loan outstanding from the Fixed Interest Account and You must either be 59 1/2 years old or have left your job. Tax law generally prohibits withdrawals from Enhanced TSA and IRA and Financial Freedom TSA and 403(a) Deferred Annuities before You reach 59 1/2. Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments You would receive from a Deferred Annuity pay-out option or under an Income Annuity.

If You elect to withdraw a dollar amount, we will pay You the same dollar amount each Contract Year. If You elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount You will receive based on your new Account Balance.

If You do not provide us with your desired allocation, or there are insufficient amounts in the Investment Divisions or the Fixed Interest Account that You selected, the payments will be taken out pro-rata from the Fixed Interest Account and any Investment Divisions in which You have an Account Balance.

CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If You choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When You first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if You select to receive payments on a monthly basis with the percentage of your Account Balance You request equaling $12,000, and there are six months left in the Contract Year, we will pay You $2,000 a month.

CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay You over the Contract Year either the amount that You chose or an amount equal to the percentage of your Account Balance You chose. For example, if You select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay You $1,000 a month.

If You do not provide us with your desired allocation, or there are insufficient amounts in the Investment Divisions or the Fixed Interest Account that You selected, the payments will be taken out pro-rata from the Fixed Interest Account and any Investment Divisions in which You then have money.

SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in Good Order at least 10 days prior to the selected payment date. (If You would like to receive your Systematic Withdrawal Program payment on or about the first of the month, You should request payment by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month on the date You selected. If You do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made at any time. If You make any of these changes, we will treat your request as though You were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in Good Order at least 30 days in advance.

Although we need your written authorization to begin this program, You may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office. We may also terminate your participation in the program, depending on your administrative platform, upon notification of your death.

Systematic Withdrawal Program payments may be subject to an Early Withdrawal Charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When You first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the Early Withdrawal Charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

Although Early Withdrawal Charges do not apply to Systematic Withdrawal Program payments from your Financial Freedom Deferred Annuity Separate Account Balance, Early Withdrawal Charges may apply to Systematic Withdrawal Program payments from your Fixed Interest Account Balance.

Participation in the Systematic Withdrawal Program is subject to our administrative procedures.


MINIMUM DISTRIBUTION


In order for You to comply with certain tax law provisions, You may be required to take money out of your Deferred Annuity. Rather than receiving your required minimum distribution in one annual lump-sum payment, You may request that we pay it to You in installments throughout the calendar year. However, we may require that You maintain a certain Account Balance at the time You request these payments. We may terminate your participation in the program, depending on your administrative platform, upon notification of your death.

ANNUAL CONTRACT FEE

There is no Separate Account Annual Contract Fee. You may pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year.


ACCOUNT REDUCTION LOAN FEES

We may make available account reduction loans. If your plan or group of which You are a participant or member permits account reduction loans, and You take an account reduction loan, there is a $75 account reduction loan initiation fee. This fee is paid from the requested loan principal amount. There is also a $50 annual maintenance fee per loan outstanding. The maintenance fee is taken pro-rata from each Investment Division and the Fixed Interest Account in which You then have a balance and is paid on a quarterly basis at the end of each quarter. Either or both fees may be waived for certain groups.


CHARGES

There are two types of charges You pay while You have money in an Investment
Division:

   o   Insurance-related charge (or Separate Account charge), and

   o   Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the Early Withdrawal Charge may not fully cover all of the sales and deduction expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain Contract charges.

The Separate Account charge You pay will not reduce the number of accumulation units credited to You. Instead, we deduct the charge as part of the calculation of the Accumulation Unit Value.


INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 0.95% annually of the average value of the amount You have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity. MetLife guarantees that the Separate Account insurance-related charge will not increase while You have this Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should You die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).


INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Four classes of shares available to the Deferred Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage You pay for the investment-related charge depends on which Investment Divisions You select. Investment-related charges for each Portfolio for the previous year are listed in the Table of Expenses.


PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when You exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when You exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, depend on the Deferred Annuity You purchase and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

We reserve the right to deduct from the Deferred Annuity for any income taxes which we incur because of the Deferred Annuity. In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the Deferred Annuity that offset Separate Account income. If this should change, it is possible we could incur income tax with respect to the Deferred Annuity, and in that event we may deduct such tax from the Deferred Annuity. At the present time, however, we are not incurring any such income tax or making any such deductions.


EARLY WITHDRAWAL CHARGES FOR TSA, 403(A), NON-QUALIFIED, PEDC AND IRA ENHANCED DEFERRED ANNUITIES


An Early Withdrawal Charge of up to 7% may apply if You withdraw purchase payments within seven years of when they were credited to your Deferred Annuity. The Early Withdrawal Charge does not apply in certain situations or upon the occurrence of certain events or circumstances. To determine the Early Withdrawal Charge for the TSA, 403(a), Non-Qualified, PEDC and IRA Enhanced Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or Investment Division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an Early Withdrawal Charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the Early Withdrawal Charge, we will then withdraw it from the Fixed Interest Account and the Investment Divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings. However, if the Early Withdrawal Charge is greater than the available purchase payments, then we will take the Early Withdrawal Charges, in whole or in part, from your earnings. For Financial Freedom and certain Non-Qualified Enhanced Deferred Annuities, Early Withdrawal Charges do not apply to the Separate Account. However, these charges may apply to withdrawals from the Fixed Interest Account and to transfers from the Fixed Interest Account into the Investment Divisions.


For partial withdrawals, the Early Withdrawal Charge is determined by dividing the amount that is subject to the Early Withdrawal Charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed and withdraw the Early Withdrawal Charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the Early Withdrawal Charge.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an Early Withdrawal Charge and pay You the rest.

The Early Withdrawal Charge on purchase payments withdrawn is as follows:


 DURING PURCHASE PAYMENT YEAR     PERCENTAGE
------------------------------   -----------
               1                     7%
               2                     6%
               3                     5%
               4                     4%
               5                     3%
               6                     2%
               7                     1%
           8 & Later                 0%

The Early Withdrawal Charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of Early Withdrawal Charges we collect. However, we believe that our sales costs may exceed the Early Withdrawal Charges we collect. If so, we will pay the difference out of our general profits.

Because of the reduced sales costs for certain Enhanced Deferred Annuities, there are no Early Withdrawal Charges.

For certain deferred arrangements and plans, You pay no Early Withdrawal Charges on withdrawals from Financial Freedom Deferred Annuities and Non-Qualified Enhanced Deferred Annuities.


WHEN NO EARLY WITHDRAWAL CHARGE APPLIES FOR TSA, 403(A), NON-QUALIFIED, PEDC AND IRA ENHANCED DEFERRED ANNUITIES

In some cases, we will not charge You the Early Withdrawal Charge when You make a withdrawal. We may, however, ask You to prove that You meet one of the conditions listed below.

You do not pay an Early Withdrawal Charge:

   o On transfers You make within your Deferred Annuity among Investment Divisions and transfers to or from the Fixed Interest Account.

   o   On withdrawals of purchase payments You made over seven years ago.

   o If You choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

   o If You die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

   o If your Contract permits and your spouse is substituted as the purchaser of the Deferred Annuity and continues the Contract, that portion of the Account Balance that equals the "step up" portion of the death benefit.

   o If You withdraw up to 20% (10% for certain TSA Enhanced Deferred Annuities) of your Account Balance each Contract Year. This 20% (or 10%) total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time You make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds 20% (or 10%) will You have to pay Early Withdrawal Charges.

   o If the withdrawal is required for You to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity, for purposes of this exception, we will treat the Contract as if it were your only account subject to the minimum distribution rules. This exception does not apply if You have a Non-Qualified Deferred Annuity or if the withdrawal is to satisfy Section 72(t) requirements under the Code.

   o Systematic Termination. For all Deferred Annuities except certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities, if the Contract is terminated, You may withdraw your total Account Balance without an Early Withdrawal Charge when the Account Balance is paid in annual installments based on the following percentages of your Account Balance for that year's withdrawal:


 CONTRACT YEAR     PERCENTAGE
---------------   -----------
       1*             20%
       2              25%
       3            33 1/3%
       4              50%
       5           remainder

      *     Less that Contract Year's withdrawals.


       Any money You withdraw in excess of these percentages in any Contract Year will be subject to Early Withdrawal Charges. You may stop the systematic termination of the Contract. If You ask to restart systematic termination, You begin at the beginning of the schedule listed above.

   o If You are disabled and request a total withdrawal. Disability is defined in the Federal Social Security Act.

   o   If You retire:

       o For certain Enhanced TSA Deferred Annuities, if You have also participated for at least 10 consecutive years. This does not apply for withdrawals of money transferred into the Contract from other investment vehicles on a tax-free basis (plus earnings on such amounts). Participated for at least 10 consecutive years means that your Contract must have been in existence for 10 years prior to the requested withdrawal.

       o For the Non-Qualified and certain PEDC Deferred Annuities, if You retire.

       o For certain TSA, PEDC and 403(a) Enhanced Deferred Annuities, if You also have participated for at least 10 consecutive years unless You retire according to the definition of retirement stated in your plan. Participated for at least 10 consecutive years means that your Contract must have been in existence for 10 years prior to the requested withdrawal.

   o If your plan provides payment on account of hardship and You suffer from an unforeseen hardship. (Except for certain TSA, 403(a), Non-Qualified and IRA Enhanced Deferred Annuities.) For certain TSA Enhanced Deferred Annuities, You must only have suffered an unforeseen hardship.

   o If You leave your job with the employer that bought the Deferred Annuity. (Except for certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities.)

   o If your plan terminates and the withdrawal is transferred into another annuity contract we issue. (Except for certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities.)

   o If You make a direct transfer to other investment vehicles we have pre-approved. (Except for certain Non-Qualified and IRA Enhanced Deferred Annuities).

   o If You withdraw money under a plan provision which we have pre-approved. (Except for certain TSA, Non-Qualified, PEDC and IRA Enhanced Deferred Annuities.)

   o If the plan or group of which You are a participant or member permits account reduction loans, You take an account reduction loan and the withdrawal consists of these account reduction loan amounts.

   o If You have transferred money which is not subject to a withdrawal charge (because You have satisfied contractual provisions for a withdrawal without the imposition of a Contract withdrawal charge) from certain eligible MetLife contracts into the Deferred Annuity and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual Early Withdrawal Charge schedule.

   o If permitted in your state, except for Non-Qualified and IRA Deferred Annuities, if You make a direct transfer to another funding option or annuity contract issued by us or one of our affiliates and we agree.

WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY

If You transferred money from certain eligible MetLife contracts into a Deferred Annuity, You may have different Early Withdrawal Charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual Early Withdrawal Charge schedule.

   o   Amounts transferred before January 1, 1996:

       We credit your transfer amounts with the time You held them under your original contract. Or, if it will produce a lower charge, we use the following schedule to determine Early Withdrawal Charges (determined as previously described) for transferred amounts from your original contract:


 DURING PURCHASE PAYMENT YEAR     PERCENTAGE
------------------------------   -----------
               1                     5%
               2                     4%
               3                     3%
               4                     2%
               5                     1%
         6 and Beyond                0%

   o   Amounts transferred on or after January 1, 1996:

       o For certain Contracts which we issued at least two years before the date of transfer (except as noted below), we apply the withdrawal charge under your original contract but not any of the original contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine Early Withdrawal Charges for transferred amounts from your original contract:


 AFTER THE TRANSFER     PERCENTAGE
--------------------   -----------
          1                5%
          2                4%
          3                3%
          4                2%
          5                1%
    6 and Beyond           0%

       o If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.

   o Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time You held them under your original contract.

DIVORCE. A withdrawal made pursuant to a divorce or separation agreement is subject to the same Withdrawal Charge provisions described in this section, if permissible under tax law. In addition, the withdrawal will reduce the Account Balance and the death benefit. The withdrawal could have a significant negative impact on the death benefit.


FREE LOOK


You may cancel your Deferred Annuity within a certain time period. This is known as a "free look." We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether You purchased your Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund (i) all of your purchase payments or (ii) your Account Balance as of the date your refund request is received at your MetLife Designated Office in Good Order (this means you bear the risk of any decline in the value of your Contract due to the performance of the Investment Divisions during the Free Look period).

DEATH BENEFIT


One of the insurance guarantees we provide You under your Deferred Annuity is that your beneficiaries will be protected during the "pay-in" phase against market downturns. You name your beneficiary(ies) under the following Deferred
Annuitites:

   o   Enhanced TSA

   o   Enhanced Non-Qualified

   o   Enhanced 403(a)

   o   Enhanced Traditional IRA

   o   Financial Freedom TSA

   o   Financial Freedom 403(a)

For the following Deferred Annuities the trustee receives the death benefit:

   o   Non-Qualified Deferred Annuity for

       o   Section 457(f) deferred compensation plan

       o   Section 451 deferred fee arrangements

       o   Section 451 deferred compensation plans

       o   Section 457(e)(11) severance and death benefit plans

       o   Section 415(m) qualified governmental excess benefit arrangements

   o For PEDC Deferred Annuities, the employer or trustee receives the death benefit.

The death benefit your beneficiary receives will be the greatest of:

   o   Your Account Balance;

   o Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or

   o The total of all of your purchase payments less any partial withdrawals (including any applicable Early Withdrawal Charge).

In each case, we deduct the amount of any outstanding loans from the death benefit.

The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method.

If we are notified of your death before any requested transaction is completed (which may include, depending on your administrative platform, transactions under automated investment strategies, the minimum distribution program and the Systematic Withdrawal Program), we may cancel the request. As described above, the death benefit will be determined when we receive proof of death and an election for the payment method.

Until the beneficiary (or the first beneficiary if there are multiple beneficiaries) submits the necessary documentation in Good Order, the Account Balance attributable to his/her portion of the death benefit remains in the Investment Divisions and is subject to investment risk.

Where there are multiple beneficiaries, the death benefit will only be determined as of the time the first beneficiary submits the necessary documentation in Good Order. If the death benefit payable is an amount that exceeds the Account Balance on the day it is determined, we will apply to the Contract an amount equal to the difference between the death benefit payable and the Account Balance in accordance with the current allocation of the Account Balance. The remaining death benefit amounts are held in the Investment Divisions until each of the other beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. Any death benefit amounts held in the Investment Divisions on behalf of the remaining beneficiaries are subject to investment risk. There is no additional death benefit guarantee.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take the payment in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available.


If permitted in the Contract, if the beneficiary is your spouse, he/she may be substituted as the purchaser of the Non-Qualified and Traditional IRA Deferred Annuities and continue the Contract under the terms and conditions of the Contract that applied prior to the owner's death, with certain exceptions described in the Contract. In that case, the Account Balance will be reset to equal the death benefit on the date the spouse continues the Deferred Annuity. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an Investment Division and the Fixed Interest Account as each bears to the total Account Balance). If the spouse continues the Deferred Annuity, the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may include highest Account Balance as of December 31 following the end of the fifth Contract Year and every other five-year period, are reset on the date the spouse continues the Deferred Annuity. Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the Contract. Any applicable Early Withdrawal Charges will be assessed against future withdrawals.

There is no death benefit after the pay-out phase begins, however, depending on the pay-out option you select, any remaining guarantee will be paid to your beneficiary.



TOTAL CONTROL ACCOUNT

The beneficiary may elect to have the Contract's death proceeds paid through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Contract surrender proceeds paid into a Total Control Account established for You.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.


PAY-OUT OPTIONS (OR INCOME OPTIONS)


You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity. When You select your pay-out option, You will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If You decide You want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes, outstanding loans and applicable Contract fees), then we apply the net amount to the option. (See "Income Taxes" for a discussion of partial annuitization.) You are not required to hold your Deferred Annuity for any minimum time period before You may annuitize. The variable pay-out option may not be available in all states.

When considering a pay-out option, You should think about whether You want:

   o Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

   o   A fixed dollar payment or a variable payment; and

   o   A refund feature.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex (where permitted) of the measuring lives (annuitants) will also be considered. For example, if You select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if You select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will determine when your income payments start and the frequency with which You will receive your income payments. If You do not tell us otherwise, your Fixed Interest Account Balance will be used to provide a Fixed Income Option and your Separate Account Balance will be used to provide a variable pay-out income option.

You can change or extend the date income payments begin at any time before the date specified in the Contract with 30 days prior notice to us (subject to restrictions that may apply in your state, restrictions imposed by your selling firm and our current established administrative procedures).


PLEASE BE AWARE THAT ONCE YOUR CONTRACT IS ANNUITIZED, YOU ARE INELIGIBLE TO RECEIVE THE DEATH BENEFIT.

Because the features of variable pay-out options in the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information about the available income types and the value of your income payments, reallocations and charges of your Contract in the pay-out phase.




                                INCOME ANNUITIES

--------------------------------------------------------------------------------
Income Annuities provide You with a regular stream of payments for either your lifetime or a specific period. You may choose the frequency of your income payments. For example, You may receive your payments on a monthly, quarterly, semi-annual or annual basis. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that You begin receiving payments immediately or You can apply the Account Balance of your Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "pay-out" phase, You may defer receiving payments from us for one year after You have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuity currently may not be available in all states.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. If You annuitize your Deferred Annuity and should our current annuity rates for a fixed pay-out option for this type of Deferred Annuity provide for greater payments than those guaranteed in your Contract, the greater payment will be made.

Using proceeds from the following types of arrangements, You may purchase Income Annuities to receive immediate payments:

Financial Freedom Account:
o    TSA
o    403(a)
o    Non-Qualified (for certain deferred arrangements and plans)

Enhanced Preference Plus Account:
o    TSA
o    403(a)
o    PEDC
o    Traditional IRA
o    Non-Qualified
o    Non-Qualified (for certain deferred arrangements and plans)

If You have accumulated amounts in any of the listed investment vehicles, your lump sum withdrawal from that investment vehicle may be used to purchase an appropriate Income Annuity as long as income tax requirements are met.

If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how You may be affected.


INCOME PAYMENT TYPES


Currently, we provide You with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity when You decide to take a pay-out option or at application. The decision is irrevocable.

There are three people who are involved in payments under your Income Annuity:

   o Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

   o Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.


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   o   Beneficiary: the person who receives continuing payments/or a lump sum payment if the owner dies.

Many times, the Owner and the Annuitant are the same person.

When deciding how to receive income, consider:

   o   The amount of income You need;

   o   The amount You expect to receive from other sources;

   o   The growth potential of other investments; and

   o   How long You would like your income to last.

Your income payment amount will depend in large part on the type of income payment You choose. For example, if You select a "Lifetime Income Annuity for Two," your payments will typically be lower than if You select a "Lifetime Income Annuity." Income payment types that guarantee that payments will be made for a certain number of years regardless of whether the annuitant or joint annuitant is alive (such as Lifetime Income Annuity with a Guarantee Period and Lifetime Income Annuity for Two with a Guarantee Period, as defined below) result in income payments that are smaller than with income payment types without such a guarantee (such as Lifetime Income Annuity and Lifetime Income Annuity for Two, as defined below). In addition, to the extent the income payment type has a guarantee period, choosing a shorter guarantee period will result in each income payment being larger. Where required by state law or under a qualified retirement plan, the annuitant's sex will not be taken into account in calculating income payments. Annuity rates will not be less than those guaranteed in the Contract at the time of purchase for the AIR and income payment type elected. Due to underwriting, administrative or Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited. We reserve the right to commute or to otherwise pay the value of any remaining income payments over a period which would comply with Federal income tax law. Tax rules with respect to decedent Contracts may prohibit election of Lifetime Income for Two income types and/or may also prohibit payments for as long as the owner's life in certain circumstances. The terms of your Contract will determine when your income payments start and the frequency with which You will receive your income payments. When You select an income type, it will apply to both fixed income payments and variable income payments.

We reserve the right to limit or stop issuing any of the income types currently available based upon legal requirements or other considerations.

The following income payment types are available:

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a Contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.


MINIMUM SIZE OF YOUR INCOME PAYMENT


Your initial income payment must be at least $50. If You live in Massachusetts, the initial income payment must be at least $20. This means the amount used from a Deferred Annuity to provide a pay-out option must be large enough to provide this minimum initial income payment.


ALLOCATION

You decide what portion of your income payment is allocated among the Fixed Income Option and the variable Investment Divisions.


THE VALUE OF YOUR INCOME PAYMENTS

AMOUNT OF INCOME PAYMENTS

Variable income payments from an Investment Division will depend upon the number of annuity units held in that Investment Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

The initial variable income payment is computed based on the amount of the purchase payment applied to the specific Investment Division (net any applicable premium tax owed or Contract fee), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Investment Division to determine the number of annuity units held in that Investment Division. The number of annuity units held remains fixed for the duration of the Contract if no reallocations are made.

The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR.


Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then-current Fixed Income Option purchase rates for that Contract class. The purpose of this provision is to assure the annuitant that, at retirement, if the Fixed Income Option purchase rates for new contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the owner will be given the benefit of the higher rates.



ANNUITY UNITS

Annuity units are credited to You when You make a purchase payment or make a reallocation into an Investment Division. Before we determine the number of annuity units to credit to You, we reduce a purchase payment (but not a reallocation) by any premium taxes and the Contract fee, if applicable. We then compute an initial income payment amount using the AIR, your income payment type and the age and sex (where permitted) of the measuring lives. We then divide the initial income payment (allocated to an Investment Division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that Investment Division. The initial variable income payment is a hypothetical payment which is calculated based upon the AIR. The initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income


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


payment unless your first income payment happens to be within 10 days after we issue the Income Annuity. When You reallocate an income payment from an Investment Division, annuity units supporting that portion of your income payment in that Investment Division are liquidated.


AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the Investment Divisions You select. We currently offer a 3% and 4% AIR. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if You had elected a higher AIR as changes occur in the investment experience of the Investment Divisions.

The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.

The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.


VALUATION

This is how we calculate the Annuity Unit Value for each Investment Division:

   o First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

   o Next, we subtract the daily equivalent of your insurance-related charge or Separate Account charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

   o Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

   o   Finally, we multiply the previous Annuity Unit Value by this result.


REALLOCATIONS

You may make reallocations among the Investment Divisions or from the Investment Divisions to the Fixed Income Option. Once You reallocate your income payment into the Fixed Income Option You may not later reallocate amounts from the Fixed Income Option to the Investment Divisions. If You reside in certain states You may be limited to four options (including the Fixed Interest Option).

Currently, there is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying Portfolio shares we have designated in the Investment Divisions or other funds to generate your income payments.

Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in Good Order prior to the close of the Exchange on that business day. All other reallocation requests in Good Order will be processed on the next business day.

For us to process a reallocation, You must tell us:

   o   The percentage of the income payment to be reallocated;

   o The Investment Divisions from which You want the income payment to be reallocated; and

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


   o The Investment Divisions or Fixed Income Option (and the percentages allocated to each) to which You want the income payment to be reallocated.

When You request a reallocation from an Investment Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

   o First, we update the income payment amount to be reallocated from the Investment Division based upon the applicable Annuity Unit Value at the time of the reallocation;

   o Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

   o Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation; and

   o Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When You request a reallocation from one Investment Division to another, annuity units in one Investment Division are liquidated and annuity units in the other Investment Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Investment Division to which You have reallocated.

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations You may make, but never to fewer than one a month. If we do so, we will give You advance written notice. We may limit a beneficiary's ability to make a reallocation.

Here are examples of the effect of a reallocation on the income payment:

   o Suppose You choose to reallocate 40% of your income payment supported by Investment Division A to the Fixed Income Option and the recalculated income payment supported by Investment Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x($125 - $100) or $50, and your income payment supported by Investment Division A will be decreased by $40. (The number of annuity units in Investment Division A will be decreased as well.)

   o Suppose You choose to reallocate 40% of your income payment supported by Investment Division A to Investment Division B and the recalculated income payment supported by Investment Division A is $100. Then, your income payment supported by Investment Division B will be increased by $40 and your income payment supported by Investment Division A will be decreased by $40. (Changes will also be made to the number of annuity units in both Investment Divisions as well.)


RESTRICTIONS ON TRANSFERS

RESTRICTIONS ON FREQUENT TRANSFERS/REALLOCATIONS. Frequent requests from contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Frequent transfers/reallocations involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).


We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios. In addition, as described below, we intend to treat



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



all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We monitor transfer/reallocation activity in the following Monitored Portfolios:

     American Funds Global Small Capitalization Fund
     Baillie Gifford International Stock Portfolio
     Clarion Global Real Estate Portfolio
     Harris Oakmark International Portfolio
     Invesco Small Cap Growth Portfolio
     Loomis Sayles Global Markets Portfolio
     Loomis Sayles Small Cap Core Portfolio
     Loomis Sayles Small Cap Growth Portfolio
     MFS(R) Research International Portfolio
     MSCI EAFE(R) Index Portfolio
     Neuberger Berman Genesis Portfolio
     Oppenheimer Global Equity Portfolio
     Russell 2000(R) Index Portfolio
     T. Rowe Price Small Cap Growth Portfolio
     Western Asset Management Strategic Bond Opportunities Portfolio

We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER PORTFOLIOS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER/REALLOCATION ACTIVITY IN THOSE PORTFOLIOS. We may change the Monitored Portfolios at any time without notice in our sole discretion.


As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer/reallocation policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer/reallocation policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy. A process has been implemented to enforce the American Funds(R) restrictions. There is no guarantee that this process will detect all contract holders whose transfer/reallication activity in the American Funds(R) Portfolios violates this monitoring policy.


Our policies and procedures may result in transfer/reallocation restrictions being applied to deter frequent transfers/reallocations. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, we require future requests to or from any Monitored Portfolios under that Contract to be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of this restriction. Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this Prospectus are not treated as transfers when we monitor the frequency of transfers.

Your third-party administrator has its own standards with regard to monitoring activity in the Monitored Portfolios and how subsequent transfer/reallocation activity will be restricted once those standards are triggered. These standards and subsequent trading restrictions may be more or less restrictive than ours, and presently include restrictions on non-Monitored Portfolios. The differences in monitoring standards and restrictions are due to systems limitation and may change from time to time as those systems are upgraded.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate frequent transfers/reallocations in any Portfolio and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in frequent transfers/reallocations; we apply our policies and procedures without exception, waiver or special arrangement.


The Portfolios may have adopted their own policies and procedures with respect to frequent transfers/reallocations in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer/reallocation policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent transfer/reallocation policies established by the Portfolio.

In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer/reallocation policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from contract owners engaged in frequent transfer/reallocation trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers/reallocations (even if an entire omnibus order is rejected due to the frequent transfers/reallocations of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.


Restrictions on Large Transfers/Reallocations. Large transfers/reallocations may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a large cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer/reallocation activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer/reallocation requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer/reallocation requests from that third party must be submitted in writing with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.



CONTRACT FEE

There is no Contract fee under the Income Annuities.


CHARGES

There are two types of charges You pay if You allocate any of your income payment to the Investment Divisions:

   o   Insurance-related charge (or Separate Account charge); and

   o   Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain Contract charges.

The Separate Account charge You pay will not reduce the number of annuity units credited to You. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.


INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 0.95% annually of the average value of the amounts in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).


INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Four classes of shares available to the Income Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage You pay for the investment-related charge depends on the Investment Divisions You select. Investment-related charges for each Portfolio for the previous year are listed in the Table of Expenses.


PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when You make the purchase payment.

Premium taxes, if applicable, depend on the Income Annuity You purchased and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

We reserve the right to deduct from the Income Annuity for any income taxes which we incur because of the Income Annuity. In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the Income Annuity that offset Separate Account income. If this should change, it is possible we could incur income tax with respect to the Income Annuity, and in that event we may deduct such tax from the Income Annuity. At the present time, however, we are not incurring any such income tax or making any such deductions.


FREE LOOK


You may cancel your Income Annuity within a certain time period. This is known as a "free look." We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The "free look" may also vary depending on your age and whether You purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund (i) all of your purchase payment or (ii) the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in Good Order (this means you bear the risk of any decline in the value of your Contract due to the performance of the Investment Divisions during the Free Look period).

If You do not cancel your Income Annuity during the "free-look" period, your decision to purchase the Income Annuity is irrevocable.

You do not have a "free look" if You are electing income payments in the pay-out phase of your Deferred Annuity.




                              GENERAL INFORMATION

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ADMINISTRATION


All transactions will be processed in the manner described below.


PURCHASE PAYMENTS

Send your purchase payments, by check, cashier's check or certified check made payable to "MetLife," to your MetLife Designated Office or a MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler's checks. We will provide You with all necessary forms. We must have all documents in Good Order to credit your purchase payments.

We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.") If You send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to You, or there may be delay in applying the purchase payment or transaction to your Contract.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which You apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in Good Order at your MetLife Designated Office, except when they are received:

   o On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

   o   After the close of the Exchange.


In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated. If payments on your behalf are not made in a timely manner, there may be a delay in when amounts are credited.


We reserve the right to credit your initial purchase payment to You within two days after its receipt at your MetLife Designated Office or MetLife sales office, if applicable. However, if You fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in Good Order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify You and give You the reasons for the delay. At that time, You will be asked whether You agree to let us keep your money until the problem is resolved. If You do not agree or we cannot reach You by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which You are a participant or member must identify You on their reports to us and tell us how your money should be allocated among the Investment Divisions and the Fixed Interest Account/Fixed Income Option.


CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. Salary reduction or deduction purchase payments under TSA Deferred Annuities and the


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Non-Qualified Financial Freedom Deferred Annuity for 415(m) qualified governmental excess benefit arrangements are confirmed quarterly. Unless You inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.


PROCESSING TRANSACTIONS

We permit You to request transactions by mail and telephone. We make Internet access available to You for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.


BY TELEPHONE OR INTERNET

You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to You include:

   o   Account Balance

   o   Unit Values

   o   Current rates for the Fixed Interest Account

   o   Transfers

   o   Changes to investment strategies

   o   Changes in the allocation of future purchase payments.

Your transaction must be in Good Order and completed prior to the close of the Exchange on one of our business days if You want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at the MetLife Designated Office to be effective. If acceptable to us, requests or elections relating to Beneficiaries and Ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.


TELEPHONE AND COMPUTER SYSTEMS

Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to the MetLife Designated Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of systems.


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We are not responsible or liable for:

   o any inaccuracy, error, or delay in or omission of any information You transmit or deliver to us; or

   o any loss or damage You may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.


AFTER YOUR DEATH

If we are notified of your death before any requested transaction is completed (which may include, depending on your administrative platform, transactions under automated investment strategies, the minimum distribution program and the Systematic Withdrawal Program), we may cancel the request. For example, if You request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method. For Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. For a Deferred Annuity in the pay-out phase and Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity or Deferred Annuity in the pay-out phase so provides. Or, depending on your Income Annuity's or annuitized Deferred Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.


ABANDONED PROPERTY REQUIREMENTS

Every state has unclaimed property laws which generally declare non-ERISA ("Employee Retirement Income Security Act of 1974") annuity contracts to be abandoned after a period of inactivity of three to five years from the contract's maturity date (the latest day on which annuity payments may begin under the Contract) or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, We are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary of the Contract Owner last resided, as shown on Our books and records, or to Our state of domicile. (Escheatment is the formal, legal name of this process.) However, the state is obligated to pay the death benefit (without interest) if Your beneficiary steps forward to claim it with the proper documentation. To prevent Your Contract's proceeds from being paid to the state abandoned or unclaimed property office, it is important that You update Your beneficiary designations, including addresses, if and as they change. Please call 1-800-638-7732 to make such changes.


MISSTATEMENT

We may require proof of age of the annuitant, owner, or beneficiary before making any payments under this Contract that are measured by the annuitant's, owner's, or beneficiary's life. If the age of the annuitant, owner, or beneficiary has been misstated, the amount payable will be the amount that the Account Balance would have provided at the correct age.

Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in any other manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we are required to pay interest on any under payments.


CYBERSECURITY

Our variable annuity contract business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Portfolios and the firms involved in the distribution and sale of our variable annuity contracts). For example, many routine operations, such as processing Your requests and elections and day-to-day record keeping, are all executed through computer networks and systems. We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on MetLife and the Separate Account, as well as you and Your Contracts. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets. Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of contract transactions,


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including the processing of transfer orders from our website or with the
Portfolios; impact our ability to calculate Accumulation Unit Values; cause the release and possible destruction of your confidential information or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.


THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from You. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent You designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.


VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value for each Investment Division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give You 30 days notice.

When You request a transaction, we will process the transaction on the basis of the Accumulation Unit Value or Annuity Unit Value next determined after receipt of the request. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if You request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units You receive on the next available Annuity Unit Value.

We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:


   o rules of the SEC so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

   o   during any other period when the SEC by order so permits.



ADVERTISING PERFORMANCE


We periodically advertise the performance of the Investment Divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results. We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return" or some combination of these terms.


YIELD is the net income generated by an investment in a particular Investment Division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of Early Withdrawal Charges. Early Withdrawal Charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable Early Withdrawal Charges since the Investment Division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These presentations for the Income Annuities reflect a 3% benchmark AIR. These figures also assume a steady annual rate of return.

For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the Investment Divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the


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historical performance of the underlying Metropolitan Fund, Met Investors Fund,
Calvert Fund, Fidelity(R) VIP Funds and American Funds(R) Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities or Income Annuities had been introduced as of the Portfolio inception date.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.

We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

We may state performance for the Investment Divisions of the Income Annuity which reflect deduction of the Separate Account charge and investment-related charge, if accompanied by the annualized change in Annuity Unit Value.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable (rather than the maximum) insurance-related charge, as well as the Annuity Unit Values and the investment-related charge.

We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical Annuity Unit Values.

We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and the average of investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge (rather than the maximum), as well as the Annuity Unit Values and the investment-related charge.

An illustration should not be relied upon as a guarantee of future results.

Historical performance information should not be relied on as a guarantee of future performance results.

Past performance is no guarantee of future results.

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and Early Withdrawal Charges.


CHANGES TO YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

   o   To operate the Separate Account in any form permitted by law.

   o To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations transactions permitted.


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   o   To transfer any assets in an Investment Division to another Investment
       Division, or to one or more separate accounts, or to our general account, or to add, combine or remove Investment Divisions in the Separate Account.

   o To substitute for the Portfolio shares in any Investment Division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.

   o To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.

   o To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an Investment Division in which You have a balance or an allocation, we will notify You of the change. You may then make a new choice of Investment Divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes. We will notify you of any changes to the Separate Account.


VOTING RIGHTS



Based on our current view of applicable law, You have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Met Investors Fund Calvert Fund Fidelity(R) VIP Funds or American Funds(R) proposals that are subject to a shareholder vote. Therefore, You are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.


We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding Investment Divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You are entitled to give instructions regarding the votes attributable to your Deferred Annuity or Income Annuity in your sole discretion. Under Section 457(f) deferred compensation plans, Section 451 deferred fee arrangements,
Section 451 deferred compensation plans, Section 457(e)(11) severance and death benefit plans and the TSA Deferred Annuity and Income Annuities under which the employer retains all rights, we will provide You with the number of copies of voting instruction soliciting materials that You request so that You may furnish such materials to participants who may give You voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.


There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of contract owners or annuitants may control the outcome of a vote. Shares of the Metropolitan Fund, Met Investors Fund Calvert Fund Fidelity(R) VIP Funds or American Funds(R) that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:


The shares for which voting instructions are received, and

The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.


WHO SELLS THE DEFERRED ANNUITIES AND INCOME ANNUITIES

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other Variable Annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities and Income Annuities (e.g.,


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commissions payable to the retail broker-dealers who sell the Deferred
Annuities and Income Annuities, including our affiliated broker-dealers). MLIDC does not retain any fees under the Deferred Annuities and Income Annuities.


MLIDC's principal executive offices are located at 1095 Avenue of the Americas, New York, NY 10036. MLIDC is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as well as the securities commissions in the states in which it operates, and is a member of the Financial Regulatory Industry Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

The Deferred Annuities are sold through MetLife licensed sales representatives who are associates with our affiliated broker-dealer MetLife Securities, Inc. ("MSI"), which is paid compensation for promotion and sale for the Deferred Annuities. MSI is registered with the SEC as a broker-dealer under the Exchange Act and is also a member of FINRA. The Deferred Annuities may also be sold through other registered broker dealers. The Deferred Annuities may also be sold through the mail, the Internet or by telephone.

On February 29, 2016, MetLife, Inc. and Massachusetts Mutual Life Insurance Company (MassMutual) announced they have entered into a definitive agreement for the acquisition by MassMutual of MetLife Securities. The transaction is expected to close by mid-2016, and is subject to certain closing conditions, including regulatory approval. As a result of the transaction, MSI will no longer be affiliated with Metropolitan Life Insurance Company.


There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the charges and deductions under the Deferred Annuities. Our sales representatives must meet a minimum level of sales production in order to maintain their agent status with us. Sales representatives can meet the minimum level of sales production through sales of proprietary and/or non-proprietary products. (Proprietary products are those issued by us or our affiliates.) However, sales representatives can meet a lower alternative minimum level of sales production if the sales representative focuses on sales of proprietary products. Therefore, a sales representative may have an incentive to favor the sale of proprietary products. Moreover, because the managers who supervise the representatives receive a higher level of compensation based on sales of proprietary products, these sales managers have an incentive to promote the sale of proprietary products.

Our sales representatives receive cash payments for the products they sell and service based upon a `gross dealer concession' model. With respect to the Deferred Annuities, the gross dealer concession ranges from 0.75% to 3% of each purchase payment and, starting in the second Contract Year, 0.09% of the Account Balance each year that the Contract is in force for servicing the Contract. With respect to Income Annuities, the gross dealer concession is 6% of the purchase payment and, starting in the second Contract Year, 0.18% of the amount available from which income payments are made for each year the Contract is in force for servicing the Income Annuity. Gross dealer concession may also be credited when the Contract is annuitized. The amount of gross dealer concession credited upon annuitization depends on several factors, including the number of years the Contract has been in force.

A sales representative is entitled to part or all of the gross dealer concession. The percentage to which the representative is entitled is determined by a sliding-scale formula that takes into account the total amount of proprietary and non-proprietary products sold and serviced by the representative.

Our sales representatives and their managers may be eligible for additional cash compensation, such as bonuses and expense allowances (that may be tied to sales of specific products), equity awards (such as stock options), training allowances, supplemental compensation, product level add-ons controlled at the local and company levels, financing arrangements, special loan repayment options, marketing support, medical and other insurance benefits, and retirement benefits and other benefits. Since some of this additional compensation, in particular, life insurance, disability and retirement benefits is based primarily on the amount of proprietary products sold, our sales representatives and their managers have an incentive to favor the sale of proprietary products. Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises. The business unit responsible for the operation of our distribution system is also eligible to receive an amount of compensation.

Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that


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are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.


MLIDC also pays compensation for the sale of Contracts by unaffiliated broker-dealers. The compensation paid to unaffiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred annuities are sold.) Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of these selling firms may also receive non-cash compensation pursuant to their firm's guidelines directly from us or the distributor. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. An unaffiliated broker-dealer or sales representative of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to different compensation rates. Ask your sales representative for further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.


From time to time, MetLife pays organizations, associations and non-profit organizations fees to sponsor MetLife's Variable Annuity Contracts. We may also obtain access to an organization's members to market our Variable Annuity Contracts. These organizations are compensated for their sponsorship of our Variable Annuity Contracts in various ways. Primarily, they receive a flat fee from MetLife. We also compensate these organizations by our funding of their programs, scholarships, events or awards, such as a principal of the year award. We may also lease their office space or pay fees for display space at their events, purchase advertisements in their publications or reimburse or defray their expenses. In some cases, we hire organizations to perform administrative services for us, for which they are paid a fee based upon a percentage of the Account Balances their members hold in the Contract. We also may retain finders and consultants to introduce MetLife to potential clients and for establishing and maintaining relationships between MetLife and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses. We or our affiliates may also pay duly licensed individuals associated with these organizations cash compensation for the sales of the Contracts.


FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account have been included in the SAI.


YOUR SPOUSE'S RIGHTS

If You received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and You are married, the income payments, withdrawal and loan provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax adviser or attorney.

Any reference to "spouse" includes those persons who are married under state law, regardless of sex.


WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from You for 36 consecutive months and your Account Balance is less than $2,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we cancel a Deferred Annuity issued in New York, we will return the full Account Balance. In all other cases, You will receive an amount equal to what You would have received if You had requested a total withdrawal of your Account Balance. Early Withdrawal Charges may apply.

We may cancel your Non-Qualified Deferred Annuity for Section 457(f) deferred compensation plans, Section 451 deferred fee arrangements, Section 451 deferred compensation plans and Section 457(e)(11) severance and death benefit plans if we do not receive any purchase payments from You for 12 consecutive months and your Account Balance is less than $15,000. Certain Deferred Annuities do not contain these cancellation provisions.

At our option, we may cancel certain TSA and PEDC Deferred Annuities if we determine that changes to your retirement plan would cause MetLife to pay more interest than we anticipated or to make more frequent payments than we anticipated in connection with the Fixed Interest Account. We may also cancel these Deferred Annuities, as legally permitted, if your retirement plan terminates or no longer qualifies as a tax sheltered arrangement. Also, the employer and MetLife may each cancel the Deferred Annuity upon 90 days notice to the other party.

We will not terminate any Contract where we keep records of your account if at the time the termination would otherwise occur the guaranteed amount under any death benefit is greater than the Account Balance. For all other Contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. We will not exercise this provision under Contracts issued in New York. However, if your plan determines to terminate the Contract at a time when You have a guaranteed amount under any death benefit that is greater than the Account Balance, You forfeit any guaranteed amount You have accrued under the death benefit upon termination of the Contract.


SPECIAL CHARGES THAT APPLY IF YOUR RETIREMENT PLAN TERMINATES ITS DEFERRED ANNUITY OR TAKES OTHER ACTION


Under certain TSA Deferred Annuities, amounts equal to some or all of the early withdrawal charge imposed under a contract of another issuer in connection with the transfer of money into a TSA Deferred Annuity may be credited to your Account Balance. If such amounts are credited to a TSA Deferred Annuity, special termination charges may be imposed. These charges may also apply if the plan introduces other funding vehicles provided by other carriers. Charges are not imposed on plan participants; but rather are absorbed by the contract holder. Therefore, under the Contract, the participant will incur only the withdrawal charges, if applicable, otherwise discussed in this Prospectus. The charges to the plan are imposed on the amount initially transferred to MetLife for the first seven years according to the schedule in the following table:


 DURING CONTRACT YEAR     PERCENTAGE
----------------------   -----------
           1                5.6%
           2                5.0%
           3                4.5%
           4                4.0%
           5                3.0%
           6                2.0%
           7                1.0%
     8 and Beyond            0%

The charge to the plan, for partial withdrawals, is determined by multiplying the amount of the withdrawal that is subject to the charge by the applicable percentage shown above.




                                  INCOME TAXES

--------------------------------------------------------------------------------
INTRODUCTION



The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Code and the provisions of the Code that govern the Contract are complex and subject to change. The applicability of Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect You and your Contract. Nor does this discussion address other Federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment in the Contract. As a result, You should always consult a tax adviser for complete information and advice applicable to your individual situation.

We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA.

We do not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

Any Code reference to "spouse" includes those persons who are married spouses under state law, regardless of sex.


NON-QUALIFIED ANNUITY CONTRACTS



This discussion assumes the Contract is an annuity Contract for Federal income tax purposes, that is not held in a tax qualified plan. Tax qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities ("TSA"), 408 or "IRAs" (including SEP and SIMPLE
IRAs), 408A or "Roth IRAs" or 457(b) or governmental 457(b) plans. Contracts owned through such plans are referred to below as "qualified" contracts.



ACCUMULATION



Generally, an owner of a non-qualified annuity Contract is not taxed on increases in the value of the Contract until there is a distribution from the Contract, i.e., surrender, partial withdrawal, income payments or commutation. This deferral of taxation on accumulated value in the Contract is limited to Contracts owned by or held for the benefit of "natural persons." A Contract will be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as an agent for the exclusive benefit of a natural person.

In contrast, a Contract owned by other than a "natural person," such as a corporation, partnership, trust or other entity, will be taxed currently on the increase in accumulated value in the Contract in the year earned. Note that in this regard, an employer which is the owner of an annuity Contract under a non-qualified deferred compensation arrangement for its employees, or otherwise is considered a non-natural owner and any annual increase in the Account Balance will be subject to current income taxation.


SURRENDERS OR WITHDRAWALS - EARLY DISTRIBUTION


If You take a withdrawal from your Contract, or surrender your Contract prior to the date You commence taking annuity or "income" payments (the "Annuity Starting Date"), the amount You receive will be treated first as coming from earnings, if any, (and thus subject to income tax) and then from your purchase payments (which are not subject to income tax). If the accumulated value is less than your purchase payments upon surrender of your Contract, You might be able to claim any unrecovered purchase payments on your Federal income tax return as a miscellaneous itemized deduction.

The portion of any withdrawal from an annuity Contract that is subject to income tax will also be subject to a 10% Federal income tax penalty for "early" distribution if such withdrawal is taken prior to You reaching age 59 1/2, unless it was made:


   (a)        on account of your death or disability,

   (b) as part of a series of substantially equal periodic payments payable for your life or joint lives of You and your designated beneficiary, or

   (c) under certain immediate income annuities providing for substantially equal payments made at least annually.


If You receive systematic payments that You intend to qualify for the "substantially equal periodic payments" exception noted above, any modifications (except due to death or disability) to your payment before age
59 1/2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include, but are not limited to, additional purchase payments to the Contract (including tax-free transfers or rollovers) and additional withdrawals from the Contract.


TREATMENT OF SEPARATE ACCOUNT CHARGES

It is possible that at some future date the Internal Revenue Service ("IRS") may consider that Contract charges attributable to certain guaranteed death benefits are to be treated as distributions from the Contract to pay for such non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the Contract and we do not report these as taxable income. However, if this treatment changes in the future, the charge could also be subject to a 10% Federal income tax penalty as an early distribution, as described above.

AGGREGATION


If You purchase two or more deferred annuity Contracts from MetLife (or its affiliates) during the same calendar year, the law requires that all such Contracts must be treated as a single Contract for purposes of determining whether any payments not received as an annuity (e.g., withdrawals) will be includible in income. Aggregation could affect the amount of a withdrawal that is taxable and subject to the 10% Federal income tax penalty described above. Since the IRS may require aggregation in other circumstances as well, You should consult a tax adviser if You are purchasing more than one annuity Contract from the same insurance company in a single calendar year. Aggregation does not affect distributions paid in the form of an annuity (See "Taxation of Payments in Annuity Form" below).


EXCHANGES/TRANSFERS


The annuity Contract may be exchanged in whole or in part for another annuity contract or a long-term care insurance policy. The partial exchange of an annuity contract may be a tax-free transaction provided that, among other prescribed IRS conditions, no amounts are distributed from either contract involved in the exchange for 180 days following the date of the exchange - other than annuity payments made for life, joint lives, or for a term of 10 years or more. Otherwise, a withdrawal or "deemed" distribution may be includible in your taxable income (plus a 10% Federal income tax penalty) to the extent that the accumulated value of your annuity exceeds your investment in the Contract (your "gain"). Some of the ramifications of a partial exchange remain unclear. If the annuity Contract is exchanged in part for an additional annuity contract, a distribution from either contract may be taxable to the extent of the combined gain attributable to both contracts, or only to the extent of your gain in the contract from which the distribution is paid. It is not clear whether this guidance applies to a partial exchange involving long-term care contracts. Consult your tax adviser prior to a partial exchange.


A transfer of ownership of the Contract, or the designation of an annuitant or other beneficiary who is not also the Contract owner, may result in income or gift tax consequences to the Contract owner. You should consult your tax adviser if You are considering such a transfer or assignment.


DEATH BENEFITS


The death benefit is taxable to the recipient in the same manner as if paid to the Contract owner (under the rules for withdrawals or income payments, whichever is applicable).


After your death, any death benefit determined under the Contract must be distributed according to certain rules. The method of distribution that is required depends on whether You die before or after the Annuity Starting Date.

If You die on or after the Annuity Starting Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

If You die before the Annuity Starting Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin within one year of your death) and the beneficiary must be a natural person.

Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the owner.

For Contracts owned by a non-natural person, the required distribution rules apply upon the death of the annuitant. If there is more than one annuitant of a Contract held by a non-natural person, then such required distributions will be triggered by the death of the first co-annuitant.

INVESTOR CONTROL

In certain circumstances, owners of Variable Annuity non-qualified contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of Portfolios available and the flexibility of the Contract owner to allocate purchase payments and transfer amounts among the Portfolios have not been addressed in public rulings. While we believe that the Contract does not give the Contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract owner from being treated as the owner of the Separate Account assets supporting the Contract.



TAXATION OF PAYMENTS IN ANNUITY FORM



Payments received from the Contract in the form of an annuity, are taxable as ordinary income to the extent they exceed the portion of the payment determined by applying the exclusion ratio to the entire payment. The exclusion ratio is determined at the time the Contract is annuitized (i.e., the accumulated value is converted to an annuity form of distribution). Generally, the applicable exclusion ratio is your investment in the Contract divided by the total payments You expect to receive based on IRS factors, such as the form of annuity and mortality. The excludable portion of each annuity payment is the return of investment in the Contract and it is excludable from your taxable income until your investment in the Contract is fully recovered. We will make this calculation for You. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified Contract is an amount greater - or less -- than the taxable amount determined by us and reported by us to You and the IRS.

Once You have recovered the investment in the Contract, further annuity payments are fully taxable.

If You die before your investment in the Contract is fully recovered, the balance of your investment may be deducted on your last tax return, or if annuity payments continue after your death, the balance may be recovered by your beneficiary.

The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between a fixed annuity option and variable investment options, as well as transfers between investment options after the Annuity Starting Date.

Once annuity payments have commenced, You may not be able to transfer to another non-qualified annuity contract as part of a long-term care contract a tax-free exchange.


If the Contract allows, You may elect to convert less than the full value of your Contract to an annuity form of pay-out (i.e., "partial annuitization.") In this case, your investment in the Contract will be pro-rated between the annuitized portion of the Contract and the deferred portion. An exclusion ratio will apply to the annuity payments as described above, provided the annuity form You elect is payable for at least 10 years or for the life of one or more individuals.

3.8% TAX ON NET INVESTMENT INCOME

   (1)   Federal tax law imposes a 3.8% Medicare tax on the lesser of:

   (2) the taxpayer's "net investment income," (from non-qualified annuities, interest, dividends, and other investments, offset by specified allowable deductions), or the taxpayer's modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 otherwise).

"Net investment income" in Item 1 above does not include distributions from tax qualified plans, (i.e., arrangements described in Code Sections 401(a), 403(a), 403(b), 408, 408A or 457(b), but such income will increase modified adjusted gross income in Item 2 above.

You should consult your tax adviser regarding the applicability of this tax to income under your annuity Contract.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 2011 (the "2011 PR Code") taxes distributions from non-qualified annuity contracts differently than in the U.S.

Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 PR Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis.

The amount of income on annuity distributions in annuity form (payable over your lifetime) is also calculated differently under the 2011 PR Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the IRS issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences.

You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution, particularly a partial distribution or election to annuitize if You are a resident of Puerto Rico.



QUALIFIED ANNUITY CONTRACTS

INTRODUCTION

The Contract may be purchased through certain types of retirement plans that receive favorable treatment under the Code ("tax qualified plans"). Tax-qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities ("TSA"), 408 or "IRAs" (including SEP and SIMPLE IRAs), 408A or "Roth IRAs" or 457 (b) or 457(b) governmental plans. Extensive special tax rules apply to qualified plans and to the annuity Contracts used in connection with these plans. Therefore, the following discussion provides only general information about the use of the Contract with the various types of qualified plans. Adverse tax consequences may result if You do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the Contract.

We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.

All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.

A Contract may also be available in connection with an employer's non-qualified deferred compensation Plan and qualified governmental excess benefit arrangement to provide benefits to certain employees in the plan. The tax rules regarding these plans are complex. We do not provide tax advice. Please consult your tax adviser about your particular situation.

ACCUMULATION


The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that You may claim for that contribution under qualified plans are limited under the Code. See the SAI for a description of qualified plan types and annual current contribution limitations which are subject to change from year-to-year.

Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a "before tax" basis entitle You to a tax deduction or are not subject to current income tax. Purchase payments made on an "after tax" basis do not reduce your taxable income or give You a tax deduction. Contributions may also consist of transfers or rollovers as described below and are not subject to the annual limitations on contributions.


The Contract will accept as a single purchase payment a transfer or rollover from another IRA or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plan.) It will also accept a rollover or transfer from a SIMPLE IRA after the taxpayer has participated in such arrangement for at least two years. As part of the single purchase payment, the IRA Contract will also accept an IRA contribution subject to the Code limits for the year of purchase.

For income annuities established in accordance with a distribution option under a retirement plan of an employer (e.g., 401(a), 401(k), 403(a), 403(b) or 457(b) plan), the Contract will only accept as its single purchase payment a transfer from such employer retirement plan.

TAXATION OF ANNUITY DISTRIBUTIONS

If contributions are made on a "before tax" basis, You generally pay income taxes on the full amount of money You receive under the Contract. Withdrawals attributable to any after-tax contributions are basis in the Contract and not subject to income tax (except for the portion of the withdrawal allocable to earnings, if any).

Under current Federal income tax rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

If You meet certain requirements, your Roth IRA, Roth 403(b) and Roth 401(k) earnings can be received free of Federal income taxes.

With respect to IRA Contracts, we will withhold a portion of the taxable amount of your withdrawal for income taxes, unless You elect otherwise. The amount we will withhold is determined by the Code.


WITHDRAWALS PRIOR TO AGE 59 1/2


A taxable withdrawal from a qualified plan which is subject to income tax may also be subject to a 10% Federal income tax penalty for "early" distribution if taken prior to age 59 1/2, unless an exception described below applies. The penalty rate is 25% for SIMPLE plan Contracts if the withdrawal occurs within the first 2 years of your participation in the plan.

These exceptions include withdrawals made:


   (a)        on account of your death or disability, or

   (b) as part of a series of substantially equal periodic payments payable for your life or joint lives of You and your designated beneficiary and You are separated from employment.


If You receive systematic payments that You intend to qualify for the "substantially equal periodic payments" exception noted above, any modifications (except due to death or disability) to your payment before age
59 1/2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include, but are not limited to, additional purchase payments (including tax-free transfers or rollovers) and additional withdrawals from the Contract.

In addition to death, disability and as part of a series of substantially equal periodic payments as indicated above, a withdrawal or distribution from an IRA (including SEPs and SIMPLEs and Roth IRAs) will avoid the penalty (1) if the distribution is to pay deductible medical expenses; (2) if the distribution is to pay IRS levies (and made after December 31, 1999); (3) if the distribution is used to pay for medical insurance (if You are unemployed), qualified higher education expenses, or for a qualified first time home purchase up to $10,000. Other exceptions may be applicable under certain circumstances and special rules apply or may become applicable in connection with the exceptions enumerated above.


The 10% Federal income tax penalty on early distribution does not apply to governmental 457(b) plan Contracts. However, it does apply to distributions from 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.

In addition to death, disability and as part of a series of substantially equal periodic payments as indicated above, a withdrawal or distribution from an IRA (including SEPs and SIMPLEs and Roth IRAs) will avoid the penalty (1) if the distribution is to pay deductible medical expenses; (2) if the distribution is to pay IRS levies (and made after December 31, 1999); (3) if the distribution is used to pay for medical insurance (if You are unemployed), qualified higher education expenses, or for a qualified first time home purchase up to $10,000. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.

ROLLOVERS

Your Contract is non-forfeitable (i.e., not subject to the claims of your creditors) and non-transferable (i.e., You may not transfer it to someone else).

Nevertheless, Contracts held in certain employer plans subject to ERISA may be transferred in part pursuant to a QDRO.

Under certain circumstances, You may be able to transfer amounts distributed from your Contract to another eligible retirement plan or IRA. For 457(b) plans maintained by non-governmental employers, if certain conditions are met, amounts may be transferred into another 457(b) plan maintained by a non-governmental employer.

Rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA or account during the first two years that You participate in the SIMPLE IRA plan. After this two year period, rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA or account, as well as into another SIMPLE IRA.


Generally, a distribution may be eligible for rollover, but certain types of distributions cannot be rolled over, such as distributions received on account of:

   (a)        minimum distribution requirements,

   (b)        financial hardship, or

   (c)        for a period of ten or more years or for life.


20% WITHHOLDING ON ELIGIBLE ROLLOVER DISTRIBUTIONS


For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. The amount we withhold is determined by the Code. You may avoid withholding if You directly transfer a withdrawal from this Contract to another qualified plan or IRA. Similarly, You may be able to avoid withholding on a transfer into this Contract from an existing qualified plan You may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not "eligible rollover distributions," the Code imposes different withholding rules to determine the withholding percentage.


DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the Contract owner or plan participant (under the rules for withdrawals or income payments, whichever is applicable).


Distributions required from a qualified annuity Contract following your death depend on whether You die before You had converted your Contract to an annuity form and started taking annuity payments (your Annuity Starting Date).

If You die on or after your Annuity Starting Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

If You die before your Annuity Starting Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin within one year of your death).

Your designated beneficiary is the person to whom benefit rights under the Contract pass by reason of death; the beneficiary must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.

If the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the owner. If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which You would have reached age 70 1/2.

Alternatively, your spouse may be able to rollover the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan or he or she may elect to rollover the death proceeds into his or her own IRA.


If your beneficiary is not your spouse and your plan and Contract permit, your beneficiary may be able to rollover the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse beneficiary may not treat the inherited IRA as his or her own IRA.

Additionally, for Contracts issued in connection with qualified plans subject to ERISA, the spouse or ex-spouse of the owner may have rights in the Contract. In such a case, the owner may need the consent of the spouse or ex-spouse to change annuity options or make a withdrawal from the Contract.

REQUIRED MINIMUM DISTRIBUTIONS



Generally, You must begin receiving amounts from Your retirement plan by April 1 following the latter of:


   (a)        the calendar year in which You reach age 70 1/2, or

   (b) the calendar year You retire, provided You do not own more than 5% of your employer.

For IRAs (including SEPs and SIMPLEs), You must begin receiving withdrawals by April 1 of the year after You reach age 70 1/2 even if You have not retired.


A tax penalty of 50% applies to the shortfall of any required minimum distributions You fail to receive.


You may not satisfy minimum distributions for one employer's qualified plan (i.e., 401(a), 403(a), 457(b)) with distributions from another qualified plan of the same or a different employer. However, an aggregation rule does apply in the case of IRAs (including SEPs and SIMPLEs). or 403(b) plans. The minimum required distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of your IRAs/SEPs. Similarly, the amount of required minimum distribution is calculated separately with respect to each 403(b) arrangement, but the aggregate amount of the required distribution may be taken from any one or more of the your 403(b) plan contracts.

Complex rules apply to the calculation of these withdrawals. In general, income tax regulations permit income payments to increase based not only with respect to the investment experience of the Portfolios but also with respect to actuarial gains.

The regulations also require that the value of benefits under a deferred annuity including certain death benefits in excess of Contract value must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. We will provide You with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult your own tax adviser as to how these rules affect your own distribution under this rule.

If You intend to receive your minimum distributions which are payable over the joint lives of You and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of You and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. You should consult your own tax adviser as to how these rules affect your own Contract.


Required minimum distribution rules that apply to other types of IRAs while You are alive do not apply to Roth IRAs. However, in general, the IRA post-death rules with respect to minimum distributions do apply to beneficiaries of Roth IRAs.



ADDITIONAL INFORMATION REGARDING TSA (ERISA AND NON-ERISA) 403(B)

SPECIAL RULES REGARDING EXCHANGES

In order to satisfy tax regulations, contract exchanges within a 403(b) plan after September 24, 2007, must, at a minimum, meet the following requirements:
(1) the plan must allow the exchange; (2) the exchange must not result in a reduction in a participant's or a beneficiary's accumulated benefit: (3) the receiving contract includes distribution restrictions that are no less stringent than those imposed on the contract being exchanged; and (4) if the issuer receiving the exchanges is not part of the plan, the employer enters into an agreement with the issuer to provide information to enable the contract provider to comply with Code requirements. Such information would include details concerning severance from employment, hardship withdrawals, loans and tax basis. You should consult your tax or legal counsel for any advice relating to Contract exchanges or any other matter relating to these regulations.

WITHDRAWALS

If You are under age 59 1/2, You generally cannot withdraw money from your TSA Contract unless the withdrawal:

   (a) Related to purchase payments made prior to 1989 and pre-1989 earnings on those purchase payments;

   (b) Is exchanged to another permissible investment under your 403(b) plan;

   (c) Relates to contributions to an annuity contract that are not salary reduction elective deferrals , if your plan allows it;

   (d) Occurs after You die, leave your job or become disabled (as defined by the Code);

   (e) Is for financial hardship (but only to the extent of elective deferrals), if your plan allows it;

   (f) Relates to distributions attributable to certain TSA plan terminations, if the conditions of the Code are met;

   (g)        Relates to rollover or after-tax contributions; or

   (h) Is for the purchase of permissive service credit under a governmental defined benefit plan.

In addition, a Section 403(b) Contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant's severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age or disability.


ADDITIONAL INFORMATION REGARDING IRAS


PURCHASE PAYMENTS

Traditional IRA purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after You attain age 70 1/2. Except for permissible rollovers and direct transfers, purchase payments for individuals are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions. Individuals age 50 and older are permitted to make additional "catch-up" contributions if they have sufficient compensation. If You or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited. If You exceed purchase payment limits You may be subject to a tax penalty.

Roth IRA purchase payments for individuals are non-deductible (made on an "after tax" basis) and are limited to the lesser of 100% of compensation or the annual deductible IRA amount. Individuals age 50 and older can make an additional "catch-up" purchase payment each year (assuming the individual has sufficient compensation). You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. You can contribute to a Roth IRA after age 70 1/2. If You exceed purchase payment limits, You may be subject to a tax penalty.

WITHDRAWALS

If and to the extent that Traditional IRA purchase payments are made on an "after tax" basis, withdrawals would be included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based upon the ratio of all non-deductible purchase payments to the total value of all your Traditional IRAs (including SEP IRAs and SIMPLE IRAs). We withhold a portion of the amount of your withdrawal for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code.

Generally, withdrawal of earnings from Roth IRAs are free from Federal income tax if (1) they are made at least five taxable years after your first purchase payment to a Roth IRA; and (2) they are made on or after the date You reach age 59 1/2 and upon your death, disability or qualified first-home purchase (up to $10,000). Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. We may be required to withhold a portion of your withdrawal for income taxes, unless You elect otherwise. The amount will be determined by the Code.

CONVERSION

Traditional IRAs may be converted to Roth IRAs. Except to the extent You have non-deductible contributions, the amount converted from an existing Traditional IRA into a Roth IRA is taxable. Generally, the 10% Federal income tax penalty does not apply. However, the taxable amount to be converted must be based on the fair market value of the entire annuity contract being converted into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the Account Balance; as well as adding back certain loads and charges incurred during the prior twelve month period. Your Contract may include such benefits and applicable charges. Accordingly, if You are considering such conversion of your annuity Contract, please consult your tax adviser. The taxable amount may exceed the Account Balance at the date of conversion.

A Roth IRA Contract may also be re-characterized as a Traditional IRA, if certain conditions are met. Please consult your tax adviser.

DISTINCTION FOR PUERTO RICO CODE

An annuity Contract may be purchased by an employer for an employee under a qualified pension, profit sharing, stock bonus, annuity, or a "cash or deferred" arrangement plan established pursuant to Section 1081.01 of the 2011 PR Code. To be tax qualified under the 2011 PR Code, a plan must comply with the requirements of Section 1081.01(a) of the 2011 PR Code which includes certain participation requirements, among other requirements. A trust created to hold assets for a qualified plan is exempt from tax on its investment income.

CONTRIBUTIONS

The employer is entitled to a current income tax deduction for contributions made to a qualified plan, subject to statutory limitations on the amount that may be contributed each year. The plan contributions by the employer are not required to be included in the current income of the employee.

DISTRIBUTIONS

Any amount received or made available to the employee under the qualified plan is includible in the gross income of the employee in the taxable year in which received or made available. In such case, the amount paid or contributed by the employer shall not constitute consideration paid by the employee for the Contract for purposes of determining the amount of annuity payments required to be included in the employee's gross income. Thus, amounts actually distributed or made available to any employee under the qualified plan will be included in their entirety in the employee's gross income. The value of accrued benefits in a qualified retirement plan with respect to which the special 8% tax under Puerto Rico Act No. 77-2014 was prepaid will be considered as part of the participant's tax basis in his retirement plan account. Thus, any distributions attributable to the benefits for which such taxes were prepaid will not be subject to income taxes when the same are subsequently received by the participant. However, the investment income and the appreciation in value, if any, accrued on the benefits with respect to which the special tax was prepaid, will be taxed as provided by the tax rules in effect at the time of distribution. Lump-sum proceeds from a Puerto Rico qualified retirement plan due to separation from service will generally be taxed at a 20% capital gain tax rate to be withheld at the source. A special rate of 10% may apply instead, if the plan satisfies the following requirements:

   (1) the plan's trust is organized under the laws of Puerto Rico, or has a Puerto Rico resident trustee and uses such trustee as paying agent; and

   (2) 10% of all plan's trust assets (calculated based on the average balance of the investments of the trust) attributable to participants who are Puerto Rico residents must be invested in "property located in Puerto Rico" for a three-year period.

If these two requirements are not satisfied, the distribution will generally be subject to the 20% tax rate. The three-year period includes the year of the distribution and the two immediately preceding years. In the case of a defined contribution plan that maintains separate accounts for each participant, the described 10% investment requirement may be satisfied in the accounts of a participant that chooses to invest in such fashion rather than at the trust level. Property located in Puerto Rico includes shares of stock of a Puerto Rico registered investment company, fixed or variable annuities issued by a domestic insurance company or by a foreign insurance corporation that derives more than 80% of its gross income from sources within Puerto Rico and bank deposits. The PR 2011 Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.


You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution of You are a resident of Puerto Rico.


ROLLOVER

Deferral of the recognition of income continues upon the receipt of a distribution by a participant from a qualified plan, if the distribution is contributed to another qualified retirement plan or traditional individual retirement account for the employee's benefit no later than sixty (60) days after the distribution.

ERISA CONSIDERATIONS


In the context of a Puerto Rico qualified retirement plan trust, the IRS has held that the transfer of assets and liabilities from a qualified retirement plan trust under the Code to that type of plan would generally be treated as a distribution includible in gross income for U.S. income tax purposes even if the Puerto Rico retirement plan is a plan described in ERISA Section 1022(i)(1). By contrast, a transfer from a qualified retirement plan trust under the Code to a Puerto Rico qualified retirement plan trust that has made an election under ERISA Section 1022(i)(2) is not treated as a distribution from the transferor plan for U.S. income tax purposes because a Puerto Rico retirement plan that has made an election under ERISA Section 1022(i)(2) is treated as a qualified retirement plan for purposes Code Section 401(a). The IRS has determined that the above described rules prescribing the inclusion in income of transfers of assets and liabilities to a Puerto Rico retirement plan trust described in ERISA Section 1022(i)(1) would be applicable to transfers taking effect after December 31, 2012. Notwithstanding the above, the IRS has recently held that a Puerto Rico retirement plan described in ERISA Section 1022(i)(1) may participate in a 81-100 group trust because it permits said plan to diversify its investments without adverse tax consequences to the group trust or its investors.

Similar to the IRS in Revenue Ruling 2013-17, the U.S. Department of Labor issued DOL Technical Release No. 2013-04 on September 18, 2013, providing that, where the Secretary of Labor has authority to regulate with respect to the provisions of ERISA dealing with the use of the term "spouse" spouse will be read to refer to any individuals who are lawfully married under any state law, including same-sex spouses, and without regard to whether their state of domicile recognizes same-sex marriage. Thus, for ERISA purposes as well as Federal tax purposes, an employee benefit plan participant who marries a person of the same sex in a jurisdiction that recognizes same-sex marriage will continue to be treated as married even if the couple moves to a jurisdiction that does not recognize same-sex marriage.



                               LEGAL PROCEEDINGS

--------------------------------------------------------------------------------
In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and Federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.

                                   APPENDIX A

--------------------------------------------------------------------------------
                               PREMIUM TAX TABLE


If You are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.


                                          NON-QUALIFIED
                            QUALIFIED       DEFERRED
                            DEFERRED        ANNUITIES
                           AND INCOME      AND INCOME
                            ANNUITIES       ANNUITIES
                          ------------   --------------
California(1)..........      0.5%            2.35%
Florida(2).............      1.0%             1.0%
Maine(3)...............      0.0%             2.0%
Nevada(4)..............      0.0%             3.5%
Puerto Rico(5).........      1.0%             1.0%
South Dakota(6)........      0.0%            1.25%
West Virginia..........      1.0%             1.0%
Wyoming(4).............      0.0%             1.0%

------------
1  California applies the qualified tax rate to plans that qualify under the following Code Sections: 401(a), 403(b), 404, 408(b), and 501(a).
2  Annuity premiums are exempt from taxation provided the tax savings are passed back to the contract holders. Otherwise, they are taxable at 1%. 3 Maine applies the qualified tax rate to plans that qualify under the following Code Sections: 401, 403, 403(b), 404, 408, 457 and 501.
4  Nevada and Wyoming apply the qualified tax rate to plans that qualify under the following Code Sections: 401, 403, 404, 408, 457 and 501.
5 We will no deduct premium taxes paid by us to Puerto Rico from purchase payments, Account Balances, withdrawals, death benefits or income payments.
6 Special rate applies for large case annuity policies. Rate is 8/100 of 1% for that portion of the annuity considerations received on a contract exceeding $500,000 annually. Special rate on large case policies is not subject to retaliation. South Dakota applies the qualified tax rate to plans that qualify under the following Code Sections: 401, 403(b), 404, 408, 457, and 501(a).

                                   APPENDIX B
--------------------------------------------------------------------------------
                     ACCUMULATION UNIT VALUES (IN DOLLARS)



This table shows fluctuations in the Accumulation Unit Values for Financial Freedom Deferred Annuities for each Investment Division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).




                                                                                                                     NUMBER OF
                                                                                        BEGINNING OF                  ACCUMULATION
                                                                                            YEAR        END OF YEAR   UNITS END OF
0.95 SEPARATE ACCOUNT CHARGE                                                            ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                              YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
------------------------------------------------------------------------------- ------ -------------- -------------- -------------
American Funds Bond Investment Division (Class 2) (5/1/2006)................... 2006    15.44          16.26               20
                                                                                2007    16.26          16.64              181
                                                                                2008    16.64          14.94              164
                                                                                2009    14.94          16.67              169
                                                                                2010    16.67          17.57              200
                                                                                2011    17.57          18.47              203
                                                                                2012    18.47          19.28              202
                                                                                2013    19.28          18.69              193
                                                                                2014    18.69          19.49              178
                                                                                2015    19.49          19.36              166
American Funds Global Small Capitalization Investment Division (Class 2)....... 2006    24.98          30.70              743
                                                                                2007    30.70          36.92              869
                                                                                2008    36.92          17.00              820
                                                                                2009    17.00          27.16              861
                                                                                2010    27.16          32.94              838
                                                                                2011    32.94          26.38              712
                                                                                2012    26.38          30.88              662
                                                                                2013    30.88          39.25              608
                                                                                2014    39.25          39.70              562
                                                                                2015    39.70          39.44              518
American Funds Growth Investment Division (Class 2)............................ 2006   162.02         176.90              259
                                                                                2007   176.90         196.86              274
                                                                                2008   196.86         109.26              286
                                                                                2009   109.26         150.89              304
                                                                                2010   150.89         177.40              304
                                                                                2011   177.40         168.23              285
                                                                                2012   168.23         196.45              257
                                                                                2013   196.45         253.20              239
                                                                                2014   253.20         272.16              217
                                                                                2015   272.16         288.09              196
American Funds Growth-Income Investment Division (Class 2)..................... 2006   112.67         128.59              317
                                                                                2007   128.59         133.79              340
                                                                                2008   133.79          82.37              337
                                                                                2009    82.37         107.09              328
                                                                                2010   107.09         118.21              311
                                                                                2011   118.21         114.96              290
                                                                                2012   114.96         133.78              271
                                                                                2013   133.78         176.93              248
                                                                                2014   176.93         193.91              235
                                                                                2015   193.91         194.88              209
American Funds(R) Balanced Allocation Investment Division (Class C)
(4/28/2008).................................................................... 2008    10.00           7.03               32
                                                                                2009     7.03           9.01               93
                                                                                2010     9.01          10.01              241
                                                                                2011    10.01           9.70              236
                                                                                2012     9.70          10.91              176
                                                                                2013    10.91          12.81              232
                                                                                2014    12.81          13.46              304
                                                                                2015    13.46          13.24              318
American Funds(R) Growth Allocation Investment Division (Class C)
(4/28/2008).................................................................... 2008     9.99           6.37               24
                                                                                2009     6.37           8.47               79
                                                                                2010     8.47           9.52              142
                                                                                2011     9.52           8.98              182
                                                                                2012     8.98          10.34              225
                                                                                2013    10.34          12.81              284
                                                                                2014    12.81          13.50              322
                                                                                2015    13.50          13.27              361

                                          0.95 SEPARATE ACCOUNT CHARGE (CONTINUED)
                                                                                                                 NUMBER OF
                                                                                  BEGINNING OF                  ACCUMULATION
                                                                                      YEAR        END OF YEAR   UNITS END OF
                                                                                  ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                        YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
------------------------------------------------------------------------- ------ -------------- -------------- -------------
American Funds(R) Moderate Allocation Investment Division (Class C)
(4/28/2008).............................................................. 2008   10.01           7.70                 23
                                                                          2009    7.70           9.42                 63
                                                                          2010    9.42          10.26                151
                                                                          2011   10.26          10.18                194
                                                                          2012   10.18          11.18                193
                                                                          2013   11.18          12.57                225
                                                                          2014   12.57          13.21                294
                                                                          2015   13.21          12.99                338
Baillie Gifford International Stock Investment Division (Class A)........ 2006   18.83          21.73              1,262
                                                                          2007   21.73          23.75              1,095
                                                                          2008   23.75          13.14              1,021
                                                                          2009   13.14          15.91                971
                                                                          2010   15.91          16.90                852
                                                                          2011   16.90          13.41                672
                                                                          2012   13.41          15.88                585
                                                                          2013   15.88          18.17                521
                                                                          2014   18.17          17.44                465
                                                                          2015   17.44          16.94                415
Barclays Aggregate Bond Index Investment Division (Class A).............. 2006   13.57          14.00              1,651
                                                                          2007   14.00          14.82              1,753
                                                                          2008   14.82          15.56              1,497
                                                                          2009   15.56          16.21              1,549
                                                                          2010   16.21          17.03              1,540
                                                                          2011   17.03          18.14              1,425
                                                                          2012   18.14          18.67              1,478
                                                                          2013   18.67          18.06              1,427
                                                                          2014   18.06          18.93              1,410
                                                                          2015   18.93          18.80              1,266
BlackRock Bond Income Investment Division (Class A)...................... 2006   47.99          49.64                435
                                                                          2007   49.64          52.26                448
                                                                          2008   52.26          49.99                394
                                                                          2009   49.99          54.21                367
                                                                          2010   54.21          58.18                355
                                                                          2011   58.18          61.42                309
                                                                          2012   61.42          65.44                287
                                                                          2013   65.44          64.32                257
                                                                          2014   64.32          68.24                247
                                                                          2015   68.24          67.99                224
BlackRock Capital Appreciation Investment Division (Class E)............. 2006   11.73          12.08                 50
                                                                          2007   12.08          14.19                 66
                                                                          2008   14.19           8.90                 89
                                                                          2009    8.90          12.05                125
                                                                          2010   12.05          14.28                156
                                                                          2011   14.28          12.87                173
                                                                          2012   12.87          14.55                160
                                                                          2013   14.55          19.33                135
                                                                          2014   19.33          20.82                134
                                                                          2015   20.82          21.88                141
BlackRock Capital Appreciation Investment Division (Class E) (formerly
BlackRock Legacy Large Cap Growth Investment Division (Class E) and
before that FI Large Cap Investment Division (Class E)) (5/1/2006)....... 2006   18.03          18.30                  3
                                                                          2007   18.30          18.81                  5
                                                                          2008   18.81          10.27                 14
                                                                          2009   10.27          10.72                  0
BlackRock Large Cap Value Investment Division (Class E).................. 2006   12.53          14.79                262
                                                                          2007   14.79          15.13                317
                                                                          2008   15.13           9.73                312
                                                                          2009    9.73          10.72                309
                                                                          2010   10.72          11.58                347
                                                                          2011   11.58          11.71                361
                                                                          2012   11.71          13.24                298
                                                                          2013   13.24          17.31                319
                                                                          2014   17.31          18.82                329
                                                                          2015   18.82          17.51                314

                                            0.95 SEPARATE ACCOUNT CHARGE (CONTINUED)
                                                                                                                     NUMBER OF
                                                                                      BEGINNING OF                  ACCUMULATION
                                                                                          YEAR        END OF YEAR   UNITS END OF
                                                                                      ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                            YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
----------------------------------------------------------------------------- ------ -------------- -------------- -------------
Calvert VP SRI Balanced Investment Division (Class I)........................ 2006    26.56          28.62               291
                                                                              2007    28.62          29.13               265
                                                                              2008    29.13          19.81               228
                                                                              2009    19.81          24.59               203
                                                                              2010    24.59          27.31               190
                                                                              2011    27.31          28.29               166
                                                                              2012    28.29          30.97               152
                                                                              2013    30.97          36.20               143
                                                                              2014    36.20          39.31               131
                                                                              2015    39.31          38.08               122
Calvert VP SRI Mid Cap Growth Investment Division............................ 2006    26.92          28.51               419
                                                                              2007    28.51          31.11               395
                                                                              2008    31.11          19.35               377
                                                                              2009    19.35          25.31               370
                                                                              2010    25.31          32.96               371
                                                                              2011    32.96          33.41               338
                                                                              2012    33.41          38.65               319
                                                                              2013    38.65          49.73               285
                                                                              2014    49.73          53.25               256
                                                                              2015    53.25          51.02               227
Clarion Global Real Estate Investment Division (Class E)..................... 2006    14.48          19.74               464
                                                                              2007    19.74          16.65               399
                                                                              2008    16.65           9.61               415
                                                                              2009     9.61          12.85               423
                                                                              2010    12.85          14.79               412
                                                                              2011    14.79          13.86               398
                                                                              2012    13.86          17.32               449
                                                                              2013    17.32          17.78               471
                                                                              2014    17.78          19.97               453
                                                                              2015    19.97          19.53               420
ClearBridge Aggressive Growth Investment Division (Class A).................. 2006     8.36           8.15               353
                                                                              2007     8.15           8.28               331
                                                                              2008     8.28           5.00               318
                                                                              2009     5.00           6.62               340
                                                                              2010     6.62           8.13               336
                                                                              2011     8.13           8.34               429
                                                                              2012     8.34           9.82               452
                                                                              2013     9.82          14.20               577
                                                                              2014    14.20          16.75             1,231
                                                                              2015    16.75          15.96             1,171
ClearBridge Aggressive Growth Investment Division (Class A) (formerly
ClearBridge Aggressive Growth II Investment Division (Class E)) (4/30/2007).. 2007   167.63         206.42                 3
                                                                              2008   206.42         118.71                20
                                                                              2009   118.71         168.16                30
                                                                              2010   168.16         182.42                32
                                                                              2011   182.42         167.25                30
                                                                              2012   167.25         203.18                30
                                                                              2013   203.18         259.45                25
                                                                              2014   259.45         270.66                 0
ClearBridge Aggressive Growth Investment Division (Class A) (formerly Legg
Mason ClearBridge Aggressive Growth Investment Division (Class A) and
before that Legg Mason Value Equity Investment Division (Class A) and
before that MFS(R) Investors Trust Investment Division (Class A))............ 2006     9.41           9.87                59
ClearBridge Aggressive Growth Investment Division (Class A) (formerly Legg
Mason ClearBridge Aggressive Growth Investment Division (Class A) and
before that Legg Mason Value Equity Investment Division (Class A))........... 2006     9.82          10.57               100
                                                                              2007    10.57           9.87               108
                                                                              2008     9.87           4.45               118
                                                                              2009     4.45           6.08               123
                                                                              2010     6.08           6.50               134
                                                                              2011     6.50           6.92                 0
Fidelity Equity-Income Investment Division (Initial Class)................... 2006    44.11          52.52             2,516
                                                                              2007    52.52          52.82             2,280
                                                                              2008    52.82          30.00             1,908
                                                                              2009    30.00          38.70             1,765
                                                                              2010    38.70          44.15             1,632
                                                                              2011    44.15          44.16             1,386
                                                                              2012    44.16          51.32             1,271
                                                                              2013    51.32          65.15             1,180
                                                                              2014    65.15          70.16             1,077
                                                                              2015    70.16          66.74               961

                                          0.95 SEPARATE ACCOUNT CHARGE (CONTINUED)
                                                                                                                  NUMBER OF
                                                                                   BEGINNING OF                  ACCUMULATION
                                                                                       YEAR        END OF YEAR   UNITS END OF
                                                                                   ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                         YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
-------------------------------------------------------------------------- ------ -------------- -------------- -------------
Fidelity Government Money Market Investment Division (formerly Fidelity
Money Market Investment Division (Initial Class))......................... 2006   15.53          16.13                692
                                                                           2007   16.13          16.81                933
                                                                           2008   16.81          17.15                864
                                                                           2009   17.15          17.11                854
                                                                           2010   17.11          16.99                632
                                                                           2011   16.99          16.85                597
                                                                           2012   16.85          16.72                471
                                                                           2013   16.72          16.56                489
                                                                           2014   16.56          16.41                391
                                                                           2015   16.41          16.26                399
Fidelity Growth Investment Division (Initial Class)....................... 2006   38.77          41.03              3,115
                                                                           2007   41.03          51.61              2,815
                                                                           2008   51.61          27.01              2,438
                                                                           2009   27.01          34.32              2,292
                                                                           2010   34.32          42.22              2,111
                                                                           2011   42.22          41.91              1,783
                                                                           2012   41.91          47.61              1,633
                                                                           2013   47.61          64.31              1,489
                                                                           2014   64.31          70.90              1,382
                                                                           2015   70.90          75.27              1,266
Fidelity Investment Grade Bond Investment Division (Initial Class)........ 2006   23.22          24.00                809
                                                                           2007   24.00          24.80                841
                                                                           2008   24.80          23.77                730
                                                                           2009   23.77          27.25                794
                                                                           2010   27.25          29.11                761
                                                                           2011   29.11          30.95                691
                                                                           2012   30.95          32.46                686
                                                                           2013   32.46          31.59                527
                                                                           2014   31.59          33.12                477
                                                                           2015   33.12          32.61                424
Fidelity Overseas Investment Division (Initial Class)..................... 2006   26.12          30.55              1,300
                                                                           2007   30.55          35.50              1,276
                                                                           2008   35.50          33.46                  0
Frontier Mid Cap Growth Investment Division (Class A)..................... 2006   47.18          49.89              1,235
                                                                           2007   49.89          59.58              1,096
                                                                           2008   59.58          32.03              1,008
                                                                           2009   32.03          47.42                941
                                                                           2010   47.42          54.16                857
                                                                           2011   54.16          52.04                697
                                                                           2012   52.04          57.21                631
                                                                           2013   57.21          75.25                576
                                                                           2014   75.25          82.85                528
                                                                           2015   82.85          84.43                485
Harris Oakmark International Investment Division (Class E)................ 2006   16.10          20.57                634
                                                                           2007   20.57          20.18                664
                                                                           2008   20.18          11.82                563
                                                                           2009   11.82          18.19                652
                                                                           2010   18.19          20.99                657
                                                                           2011   20.99          17.86                638
                                                                           2012   17.86          22.87                666
                                                                           2013   22.87          29.60                712
                                                                           2014   29.60          27.66                700
                                                                           2015   27.66          26.18                652
Invesco Mid Cap Value Investment Division (Class A)....................... 2006   25.14          27.76              1,116
                                                                           2007   27.76          28.44              1,072
                                                                           2008   28.44          14.83                963
                                                                           2009   14.83          21.76                961
                                                                           2010   21.76          27.23                946
                                                                           2011   27.23          25.25                827
                                                                           2012   25.25          27.98                  0
Invesco Mid Cap Value Investment Division (Class A)....................... 2012   27.85          28.75                756
                                                                           2013   28.75          37.21                657
                                                                           2014   37.21          40.53                622
                                                                           2015   40.53          36.63                551

                                            0.95 SEPARATE ACCOUNT CHARGE (CONTINUED)
                                                                                                                     NUMBER OF
                                                                                      BEGINNING OF                  ACCUMULATION
                                                                                          YEAR        END OF YEAR   UNITS END OF
                                                                                      ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                            YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
----------------------------------------------------------------------------- ------ -------------- -------------- -------------
Invesco Small Cap Growth Investment Division (Class E)....................... 2006   13.34          15.10                53
                                                                              2007   15.10          16.63                57
                                                                              2008   16.63          10.10                62
                                                                              2009   10.10          13.40                75
                                                                              2010   13.40          16.77                64
                                                                              2011   16.77          16.45                69
                                                                              2012   16.45          19.28                69
                                                                              2013   19.28          26.81               104
                                                                              2014   26.81          28.69                98
                                                                              2015   28.69          27.97                96
Jennison Growth Investment Division (Class A)................................ 2006    5.06           5.15               416
                                                                              2007    5.15           5.70               431
                                                                              2008    5.70           3.59               460
                                                                              2009    3.59           4.98               477
                                                                              2010    4.98           5.50               475
                                                                              2011    5.50           5.48               429
                                                                              2012    5.48           6.29               611
                                                                              2013    6.29           8.53               550
                                                                              2014    8.53           9.22               514
                                                                              2015    9.22          10.12               599
Jennison Growth Investment Division (Class A) (formerly Oppenheimer
Capital Appreciation Investment Division (Class E)).......................... 2006   10.93          11.66                31
                                                                              2007   11.66          13.22                48
                                                                              2008   13.22           7.08                59
                                                                              2009    7.08          10.09                74
                                                                              2010   10.09          10.94                88
                                                                              2011   10.94          10.72                78
                                                                              2012   10.72          12.07                 0
Loomis Sayles Global Markets Investment Division (Class B) (4/29/2013)....... 2013   13.32          14.68                84
                                                                              2014   14.68          15.05               119
                                                                              2015   15.05          15.09               158
Loomis Sayles Global Markets Investment Division (Class B) (formerly
Met/Franklin Income Investment Division (Class B)) (4/28/2008)............... 2008    9.99           8.01                10
                                                                              2009    8.01          10.14                24
                                                                              2010   10.14          11.23                23
                                                                              2011   11.23          11.37                56
                                                                              2012   11.37          12.67                79
                                                                              2013   12.67          13.24                 0
Loomis Sayles Small Cap Core Investment Division (Class A)................... 2006   30.16          34.86               155
                                                                              2007   34.86          38.64               179
                                                                              2008   38.64          24.54               176
                                                                              2009   24.54          31.66               183
                                                                              2010   31.66          40.00               177
                                                                              2011   40.00          39.86               174
                                                                              2012   39.86          45.23               170
                                                                              2013   45.23          63.19               179
                                                                              2014   63.19          64.95               162
                                                                              2015   64.95          63.38               146
Loomis Sayles Small Cap Growth Investment Division (Class A)................. 2006   10.36          11.29               205
                                                                              2007   11.29          11.69               186
                                                                              2008   11.69           6.81               195
                                                                              2009    6.81           8.77               186
                                                                              2010    8.77          11.44               194
                                                                              2011   11.44          11.67               215
                                                                              2012   11.67          12.86               190
                                                                              2013   12.86          18.94               245
                                                                              2014   18.94          18.99               216
                                                                              2015   18.99          19.14               194
Lord Abbett Bond Debenture Investment Division (Class A)..................... 2006   13.90          15.05               562
                                                                              2007   15.05          15.93               647
                                                                              2008   15.93          12.88               617
                                                                              2009   12.88          17.49               629
                                                                              2010   17.49          19.61               608
                                                                              2011   19.61          20.37               543
                                                                              2012   20.37          22.84               603
                                                                              2013   22.84          24.47               632
                                                                              2014   24.47          25.48               625
                                                                              2015   25.48          24.77               577

                                                                                                                     NUMBER OF
                                                                                        BEGINNING OF                  ACCUMULATION
                                                                                            YEAR        END OF YEAR   UNITS END OF
0.95 SEPARATE ACCOUNT CHARGE (CONTINUED)                                                ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                              YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
------------------------------------------------------------------------------- ------ -------------- -------------- -------------
Met/Artisan Mid Cap Value Investment Division (Class A)........................ 2006   38.71          43.13                558
                                                                                2007   43.13          39.80                484
                                                                                2008   39.80          21.28                431
                                                                                2009   21.28          29.85                419
                                                                                2010   29.85          34.02                387
                                                                                2011   34.02          35.98                377
                                                                                2012   35.98          39.87                334
                                                                                2013   39.87          54.05                300
                                                                                2014   54.05          54.57                270
                                                                                2015   54.57          48.95                234
Met/Franklin Low Duration Total Return Investment Division (Class B)........... 2011    9.98           9.79                 12
                                                                                2012    9.79          10.13                 51
                                                                                2013   10.13          10.15                190
                                                                                2014   10.15          10.16                197
                                                                                2015   10.16          10.00                175
MetLife Asset Allocation 100 Investment Division (Class A) (5/2/2011).......... 2011   12.70          10.93                956
                                                                                2012   10.93          12.67              1,025
                                                                                2013   12.67          16.29              1,014
                                                                                2014   16.29          16.98              1,051
                                                                                2015   16.98          16.54              1,056
MetLife Asset Allocation 100 Investment Division (Class A) (formerly MetLife
Aggressive Allocation Investment Division (Class A)) (5/1/2005)................ 2006   11.20          12.87                171
                                                                                2007   12.87          13.20                336
                                                                                2008   13.20           7.80                526
                                                                                2009    7.80          10.20                723
                                                                                2010   10.20          11.71                938
                                                                                2011   11.71          12.73                  0
MetLife Asset Allocation 20 Investment Division (Class A) (5/1/2005)........... 2006   10.34          10.99                 75
                                                                                2007   10.99          11.51                297
                                                                                2008   11.51           9.79                332
                                                                                2009    9.79          11.71                380
                                                                                2010   11.71          12.80                464
                                                                                2011   12.80          13.12                490
                                                                                2012   13.12          14.23                628
                                                                                2013   14.23          14.74                447
                                                                                2014   14.74          15.29                463
                                                                                2015   15.29          15.11                407
MetLife Asset Allocation 40 Investment Division (Class A) (5/1/2005)........... 2006   10.57          11.49                223
                                                                                2007   11.49          11.96                430
                                                                                2008   11.96           9.31                529
                                                                                2009    9.31          11.44                691
                                                                                2010   11.44          12.67              1,045
                                                                                2011   12.67          12.71              1,289
                                                                                2012   12.71          14.07              1,481
                                                                                2013   14.07          15.49              1,576
                                                                                2014   15.49          16.14              1,771
                                                                                2015   16.14          15.86              1,651
MetLife Asset Allocation 60 Investment Division (Class A) (5/1/2005)........... 2006   10.79          11.99                589
                                                                                2007   11.99          12.42              1,302
                                                                                2008   12.42           8.80              1,718
                                                                                2009    8.80          11.06              2,113
                                                                                2010   11.06          12.44              2,409
                                                                                2011   12.44          12.18              2,647
                                                                                2012   12.18          13.69              3,048
                                                                                2013   13.69          16.04              3,373
                                                                                2014   16.04          16.74              3,493
                                                                                2015   16.74          16.41              3,531
MetLife Asset Allocation 80 Investment Division (Class A) (5/1/2005)........... 2006   11.02          12.50                574
                                                                                2007   12.50          12.90              1,213
                                                                                2008   12.90           8.31              1,607
                                                                                2009    8.31          10.65              2,142
                                                                                2010   10.65          12.12              2,566
                                                                                2011   12.12          11.58              2,806
                                                                                2012   11.58          13.29              3,038
                                                                                2013   13.29          16.39              3,170
                                                                                2014   16.39          17.14              3,177
                                                                                2015   17.14          16.72              3,232
MetLife Asset Allocation 80 Investment Division (Class A) (formerly MetLife
Growth Strategy Investment Division (Class B)) (4/29/2013)..................... 2013   11.89          13.60                 27
                                                                                2014   13.60          13.57                  0

                                            0.95 SEPARATE ACCOUNT CHARGE (CONTINUED)
                                                                                                                     NUMBER OF
                                                                                      BEGINNING OF                  ACCUMULATION
                                                                                          YEAR        END OF YEAR   UNITS END OF
                                                                                      ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                            YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
----------------------------------------------------------------------------- ------ -------------- -------------- -------------
MetLife Asset Allocation 80 Investment Division (formerly MetLife Growth
Strategy Investment Division (Class B) and before that Met/Franklin
Templeton Founding Strategy Investment Division (Class B)) (4/28/2008)....... 2008    9.99           7.05                  3
                                                                              2009    7.05           8.98                 14
                                                                              2010    8.98           9.79                 16
                                                                              2011    9.79           9.53                 23
                                                                              2012    9.53          10.96                 30
                                                                              2013   10.96          11.82                  0
MetLife Mid Cap Stock Index Investment Division (Class A).................... 2006   14.99          16.35              1,291
                                                                              2007   16.35          17.46              1,299
                                                                              2008   17.46          11.04              1,269
                                                                              2009   11.04          14.98              1,296
                                                                              2010   14.98          18.74              1,260
                                                                              2011   18.74          18.21              1,189
                                                                              2012   18.21          21.22              1,127
                                                                              2013   21.22          27.99              1,105
                                                                              2014   27.99          30.36              1,043
                                                                              2015   30.36          29.36                994
MetLife Stock Index Investment Division (Class A)............................ 2006   42.80          48.96              4,043
                                                                              2007   48.96          51.03              3,746
                                                                              2008   51.03          31.80              3,367
                                                                              2009   31.80          39.76              3,167
                                                                              2010   39.76          45.23              3,028
                                                                              2011   45.23          45.63              2,563
                                                                              2012   45.63          52.32              2,280
                                                                              2013   52.32          68.43              2,035
                                                                              2014   68.43          76.84              1,886
                                                                              2015   76.84          77.01              1,700
MFS(R) Research International Investment Division* (Class A)................. 2006   13.77          17.31                383
                                                                              2007   17.31          19.48                428
                                                                              2008   19.48          11.14              2,486
                                                                              2009   11.14          14.56              2,360
                                                                              2010   14.56          16.11              2,133
                                                                              2011   16.11          14.29              1,816
                                                                              2012   14.29          16.56              1,669
                                                                              2013   16.56          19.62              1,525
                                                                              2014   19.62          18.12              1,391
                                                                              2015   18.12          17.68              1,260
MFS(R) Total Return Investment Division (Class A)............................ 2006   37.16          41.31              1,337
                                                                              2007   41.31          42.71              1,233
                                                                              2008   42.71          32.94              1,056
                                                                              2009   32.94          38.70                960
                                                                              2010   38.70          42.20                890
                                                                              2011   42.20          42.81                759
                                                                              2012   42.81          47.32                705
                                                                              2013   47.32          55.78                655
                                                                              2014   55.78          60.03                598
                                                                              2015   60.03          59.37                533
MFS(R) Value Investment Division (Class A)................................... 2006   13.33          15.60              1,335
                                                                              2007   15.60          14.87              1,284
                                                                              2008   14.87           9.80              1,059
                                                                              2009    9.80          11.73              1,035
                                                                              2010   11.73          12.95              1,023
                                                                              2011   12.95          12.93                953
                                                                              2012   12.93          14.95                867
                                                                              2013   14.95          20.10              1,032
                                                                              2014   20.10          22.06              1,001
                                                                              2015   22.06          21.82                912
MFS(R) Value Investment Division (Class A) (formerly FI Value Leaders
Investment Division (Class E))............................................... 2006   30.29          33.54                 62
                                                                              2007   33.54          34.57                 64
                                                                              2008   34.57          20.87                 58
                                                                              2009   20.87          25.16                 54
                                                                              2010   25.16          28.51                 55
                                                                              2011   28.51          26.47                 47
                                                                              2012   26.47          30.30                 43
                                                                              2013   30.30          33.42                  0
MFS(R) Value Investment Division (Class A) (formerly Met/Franklin Mutual
Shares Investment Division (Class B)) (4/28/2008)............................ 2008    9.99           6.62                  3
                                                                              2009    6.62           8.19                 26
                                                                              2010    8.19           9.00                 54
                                                                              2011    9.00           8.87                 60
                                                                              2012    8.87          10.01                 69
                                                                              2013   10.01          10.98                  0

                                            0.95 SEPARATE ACCOUNT CHARGE (CONTINUED)
                                                                                                                      NUMBER OF
                                                                                       BEGINNING OF                  ACCUMULATION
                                                                                           YEAR        END OF YEAR   UNITS END OF
                                                                                       ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                             YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
------------------------------------------------------------------------------ ------ -------------- -------------- -------------
Morgan Stanley Mid Cap Growth Investment Division (Class A)................... 2010   14.24          16.61              2,835
                                                                               2011   16.61          15.36              2,434
                                                                               2012   15.36          16.67              2,175
                                                                               2013   16.67          23.00              1,907
                                                                               2014   23.00          23.08              1,704
                                                                               2015   23.08          21.77              1,482
Morgan Stanley Mid Cap Growth Investment Division (Class A) (formerly FI
Mid Cap Opportunities Investment Division (Class A)).......................... 2006   18.61          20.62              3,690
                                                                               2007   20.62          22.13              3,422
                                                                               2008   22.13           9.80              3,029
                                                                               2009    9.80          12.99              2,939
                                                                               2010   12.99          14.09                  0
MSCI EAFE(R) Index Investment Division (Class A).............................. 2006   13.13          16.35              1,481
                                                                               2007   16.35          17.95              1,506
                                                                               2008   17.95          10.30              1,490
                                                                               2009   10.30          13.13              1,526
                                                                               2010   13.13          14.07              1,493
                                                                               2011   14.07          12.19              1,387
                                                                               2012   12.19          14.29              1,265
                                                                               2013   14.29          17.26              1,188
                                                                               2014   17.26          16.07              1,172
                                                                               2015   16.07          15.74              1,095
Neuberger Berman Genesis Investment Division (Class A)........................ 2006   19.25          22.26              1,299
                                                                               2007   22.26          21.29              1,187
                                                                               2008   21.29          12.99              1,045
                                                                               2009   12.99          14.56                922
                                                                               2010   14.56          17.54                861
                                                                               2011   17.54          18.38                802
                                                                               2012   18.38          20.04                696
                                                                               2013   20.04          27.49                677
                                                                               2014   27.49          27.24                590
                                                                               2015   27.24          27.14                514
Neuberger Berman Genesis Investment Division (Class A) (formerly MLA
Mid Cap Investment Division (Class E))........................................ 2006   14.81          16.83                 98
                                                                               2007   16.83          16.23                119
                                                                               2008   16.23           9.93                121
                                                                               2009    9.93          13.47                117
                                                                               2010   13.47          16.42                312
                                                                               2011   16.42          15.41                287
                                                                               2012   15.41          16.09                111
                                                                               2013   16.09          17.48                  0
Oppenheimer Global Equity Investment Division (Class A) (formerly
Met/Templeton Growth Investment Division (Class B)) (4/28/2008)............... 2008    9.99           6.59                  8
                                                                               2009    6.59           8.65                 20
                                                                               2010    8.65           9.23                 16
                                                                               2011    9.23           8.51                 25
                                                                               2012    8.51          10.30                 30
                                                                               2013   10.30          10.97                  0
Oppenheimer Global Equity Investment Division* (Class A)...................... 2006   17.91          20.68              1,700
                                                                               2007   20.68          21.82              1,597
                                                                               2008   21.82          12.89              1,449
                                                                               2009   12.89          17.92              1,379
                                                                               2010   17.92          20.63              1,289
                                                                               2011   20.63          18.75              1,158
                                                                               2012   18.75          22.57              1,059
                                                                               2013   22.57          28.50                962
                                                                               2014   28.50          28.93                857
                                                                               2015   28.93          29.85                802
PIMCO Inflation Protected Bond Investment Division (Class E) (5/1/2006)....... 2006   11.17          11.32                 11
                                                                               2007   11.32          12.43                 42
                                                                               2008   12.43          11.49                328
                                                                               2009   11.49          13.45                478
                                                                               2010   13.45          14.37                523
                                                                               2011   14.37          15.83                673
                                                                               2012   15.83          17.13                806
                                                                               2013   17.13          15.41                652
                                                                               2014   15.41          15.74                551
                                                                               2015   15.74          15.12                443

                                          0.95 SEPARATE ACCOUNT CHARGE (CONTINUED)
                                                                                                                  NUMBER OF
                                                                                   BEGINNING OF                  ACCUMULATION
                                                                                       YEAR        END OF YEAR   UNITS END OF
                                                                                   ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                         YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
-------------------------------------------------------------------------- ------ -------------- -------------- -------------
PIMCO Total Return Investment Division (Class A).......................... 2006   12.56          13.04              1,318
                                                                           2007   13.04          13.93              1,307
                                                                           2008   13.93          13.89              1,436
                                                                           2009   13.89          16.29              1,580
                                                                           2010   16.29          17.50              1,749
                                                                           2011   17.50          17.93              1,605
                                                                           2012   17.93          19.46              1,628
                                                                           2013   19.46          18.94              1,569
                                                                           2014   18.94          19.61              1,379
                                                                           2015   19.61          19.48              1,236
Russell 2000(R) Index Investment Division (Class A)....................... 2006   16.78          19.61              1,305
                                                                           2007   19.61          19.13              1,234
                                                                           2008   19.13          12.60              1,191
                                                                           2009   12.60          15.73              1,207
                                                                           2010   15.73          19.78              1,203
                                                                           2011   19.78          18.79              1,040
                                                                           2012   18.79          21.66                934
                                                                           2013   21.66          29.73                851
                                                                           2014   29.73          30.94                786
                                                                           2015   30.94          29.33                723
SSGA Growth and Income ETF Investment Division (Class E) (5/1/2006)....... 2006   10.54          11.23                  3
                                                                           2007   11.23          11.74                 16
                                                                           2008   11.74           8.72                 16
                                                                           2009    8.72          10.80                 31
                                                                           2010   10.80          12.02                 58
                                                                           2011   12.02          12.05                 44
                                                                           2012   12.05          13.47                 78
                                                                           2013   13.47          15.10                114
                                                                           2014   15.10          15.85                128
                                                                           2015   15.85          15.40                143
SSGA Growth ETF Investment Division (Class E) (5/1/2006).................. 2006   10.74          11.50                 12
                                                                           2007   11.50          12.04                 51
                                                                           2008   12.04           8.00                 64
                                                                           2009    8.00          10.25                 75
                                                                           2010   10.25          11.59                 78
                                                                           2011   11.59          11.26                 80
                                                                           2012   11.26          12.84                 70
                                                                           2013   12.84          15.04                 77
                                                                           2014   15.04          15.71                 81
                                                                           2015   15.71          15.22                 75
T. Rowe Price Large Cap Growth Investment Division (Class A).............. 2006   13.28          14.90                883
                                                                           2007   14.90          16.14                844
                                                                           2008   16.14           9.29                777
                                                                           2009    9.29          13.20                783
                                                                           2010   13.20          15.31                793
                                                                           2011   15.31          15.00                730
                                                                           2012   15.00          17.68                734
                                                                           2013   17.68          24.37                901
                                                                           2014   24.37          26.34                880
                                                                           2015   26.34          28.90                879
T. Rowe Price Large Cap Growth Investment Division (Class A) (formerly
RCM Technology Investment Division (Class A))............................. 2006    5.97           6.23                274
                                                                           2007    6.23           8.13                474
                                                                           2008    8.13           4.49                358
                                                                           2009    4.49           7.08                395
                                                                           2010    7.08           9.00                451
                                                                           2011    9.00           8.04                402
                                                                           2012    8.04           8.95                343
                                                                           2013    8.95           9.39                  0
T. Rowe Price Mid Cap Growth Investment Division (Class A)................ 2006    8.47           8.94                857
                                                                           2007    8.94          10.44                939
                                                                           2008   10.44           6.24                916
                                                                           2009    6.24           9.02                959
                                                                           2010    9.02          11.44                942
                                                                           2011   11.44          11.18                883
                                                                           2012   11.18          12.62                870
                                                                           2013   12.62          17.12                937
                                                                           2014   17.12          19.17                965
                                                                           2015   19.17          20.30              1,055

                                         0.95 SEPARATE ACCOUNT CHARGE (CONTINUED)
                                                                                                                NUMBER OF
                                                                                 BEGINNING OF                  ACCUMULATION
                                                                                     YEAR        END OF YEAR   UNITS END OF
                                                                                 ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                       YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
------------------------------------------------------------------------ ------ -------------- -------------- -------------
T. Rowe Price Small Cap Growth Investment Division (Class A)............ 2006    15.24          15.68             1,799
                                                                         2007    15.68          17.07             1,624
                                                                         2008    17.07          10.78             1,479
                                                                         2009    10.78          14.85             1,453
                                                                         2010    14.85          19.84             1,455
                                                                         2011    19.84          20.01             1,253
                                                                         2012    20.01          23.02             1,142
                                                                         2013    23.02          32.97             1,078
                                                                         2014    32.97          34.92               964
                                                                         2015    34.92          35.53               923
Western Asset Management Strategic Bond Opportunities Investment
Division (Class A)...................................................... 2006    21.58          22.46               252
                                                                         2007    22.46          23.14               278
                                                                         2008    23.14          19.48               248
                                                                         2009    19.48          25.52               271
                                                                         2010    25.52          28.50               311
                                                                         2011    28.50          29.97               309
                                                                         2012    29.97          33.10               390
                                                                         2013    33.10          33.15               400
                                                                         2014    33.15          34.63               416
                                                                         2015    34.63          33.72               360
Western Asset Management U.S. Government Investment Division (Class A).. 2006    17.05          17.59               275
                                                                         2007    17.59          18.18               326
                                                                         2008    18.18          17.95               348
                                                                         2009    17.95          18.55               320
                                                                         2010    18.55          19.44               286
                                                                         2011    19.44          20.32               258
                                                                         2012    20.32          20.81               246
                                                                         2013    20.81          20.46               211
                                                                         2014    20.46          20.84               197
                                                                         2015    20.84          20.76               193
WMC Balanced Investment Division (Class A).............................. 2006    44.49          48.71               975
                                                                         2007    48.71          51.10               899
                                                                         2008    51.10          38.07               798
                                                                         2009    38.07          44.23               751
                                                                         2010    44.23          48.04               655
                                                                         2011    48.04          49.41               541
                                                                         2012    49.41          55.00               495
                                                                         2013    55.00          65.70               453
                                                                         2014    65.70          71.95               429
                                                                         2015    71.95          73.11               361
WMC Core Equity Opportunities Investment Division (Class A)............. 2006    36.04          40.91               470
                                                                         2007    40.91          42.38               486
                                                                         2008    42.38          25.46               473
                                                                         2009    25.46          33.29               451
                                                                         2010    33.29          36.94               423
                                                                         2011    36.94          35.11               391
                                                                         2012    35.11          39.26               370
                                                                         2013    39.26          52.00               343
                                                                         2014    52.00          56.99               312
                                                                         2015    56.99          57.80               277
WMC Large Cap Research Investment Division (Class A) (formerly
BlackRock Large Cap Investment Division (Class A))...................... 2006    72.67          82.15               829
                                                                         2007    82.15          86.35                 0
WMC Large Cap Research Investment Division* (Class A)................... 2007    85.63          86.77               758
                                                                         2008    86.77          54.05               654
                                                                         2009    54.05          63.94               604
                                                                         2010    63.94          71.41               545
                                                                         2011    71.41          71.12               473
                                                                         2012    71.12          80.08               418
                                                                         2013    80.08         106.77               386
                                                                         2014   106.77         120.52               355
                                                                         2015   120.52         125.21               312


------------
* We are waiving a portion of the Separate Account charge for the Investment Divisions investing in the WMC Large Cap Research Portfolio, the Oppenheimer Global Equity Investment Division and MFS(R) Research International Investment Division (Class A).


The assets of the ClearBridge Aggressive Growth II Investment Division of the Met Investors Fund merged into ClearBridge Aggressive Growth Investment Division of the Met Investors Fund on April 28, 2014. Accumulation Unit Values prior to April 28, 2014 are those of the ClearBridge Aggressive Growth II Investment Division.

The assets of the MetLife Growth Strategy Investment Division of the Met Investors Fund merged into MetLife Asset Allocation 80 Investment Division of the Metropolitan Fund on April 28, 2014. Accumulation Unit Values prior to April 28, 2014 are those of the MetLife Growth Strategy Investment Division.

The assets of the FI Value Leaders Investment Division (Class E) of the Metropolitan Fund were merged into MFS(R) Value Investment Division (Class A) of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the FI Value Leaders Investment Division.

The assets of the Met/Franklin Income Investment Division of the Met Investors Fund were merged into Loomis Sayles Global Markets Investment Division of the Met Investors Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Met/Franklin Income Investment Division.

The assets of the Met/Franklin Mutual Shares Investment Division (Class B) of the Met Investors Fund were merged into MFS(R) Value Investment Division (Class
A) of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Met/Franklin Mutual Shares Investment Division.

The assets of the Met/Franklin Templeton Founding Strategy Investment Division of the Met Investors Fund were merged into MetLife Growth Strategy Investment Division of the Met Investors Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Met/Franklin Templeton Founding Strategy Investment Division.

The assets of the MLA Mid Cap Investment Division (Class E) of the Met Investors Fund were merged into Neuberger Berman Genesis Investment Division (Class A) of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the MLA Mid Cap Investment Division.

The assets of the Oppenheimer Global Equity Investment Division of the Metropolitan Fund were merged into Oppenheimer Global Equity Investment Division of the Met Investors Trust on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Oppenheimer Global Equity Portfolio of the Metropolitan Fund.

The assets of the RCM Technology Investment Division of the Met Investors Fund were merged into T. Rowe Price Large Cap Growth Investment Division of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the RCM Technology Investment Division.

The assets of the Met/Templeton Growth Investment Division (Class B) of the Met Investors Fund were merged into Oppenheimer Global Equity Investment Division (Class A) of the Met Investors Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Met/Templeton Growth Investment Division.

The assets of the Oppenheimer Capital Appreciation Investment Division (Class
E) of the Met Investors Fund were merged into the Jennison Growth Investment Division (Class A) of the Metropolitan Fund on April 30, 2012. Accumulation Unit Values prior to April 30, 2012 are those of the Oppenheimer Capital Appreciation Investment Division.

The assets of the Lord Abbett Mid Cap Value Investment Division (formerly the Neuberger Berman Mid Cap Value Division) of the Metropolitan Fund were merged into the Lord Abbett Mid Cap Value Investment Division of the Met Investors Fund. Accumulation Unit Values prior to April 30, 2012 are those of the Lord Abbett Mid Cap Value Investment Division of the Metropolitan Fund.

The assets of Legg Mason Value Equity Investment Division of the Met Investors Trust were merged into the Legg Mason ClearBridge Aggressive Growth Investment Division of the Met Investors Trust on May 2, 2011. Accumulation Unit Values prior to May 2, 2011 are those of the Legg Mason Value Equity Investment Division.

The assets of MetLife Aggressive Allocation Investment Division of the Metropolitan Fund were merged into the MetLife Aggressive Strategy Investment Division of the Met Investors Trust on May 2, 2011. Accumulation Unit Values prior to May 2, 2011 are those of the MetLife Aggressive Allocation Investment Division.

The assets of FI Mid Cap Opportunities Investment Division were merged into the Morgan Stanley Mid Cap Growth Investment Division on May 3, 2010. Accumulation Unit Values prior to May 3, 2010 are those of FI Mid Cap Opportunities Investment Division.

The assets of FI Large Cap Investment Division of the Metropolitan Funds were merged into the BlackRock Legacy Large Cap Growth Investment Division of the Met Investors Fund on May 1, 2009. Accumulation Unit Values prior to May 1, 2009 are those of the FI Large Cap Investment Division.


Effective April 28, 2008, the Fidelity Overseas Investment Division of the Fidelity(R)VIP Funds was replaced by the MFS Research International Division of the Met Investors Fund, and, is no longer available as a funding option.

The assets of BlackRock Large Cap Investment Division of the Metropolitan Fund were merged into the WMC Large Cap Research Investment Division of the Met Investors Fund on April 30, 2007. Accumulation Unit Values prior to April 30, 2007 are those of the BlackRock Large Cap Investment Division.

The assets of the MFS(R) Investors Trust Investment Division were merged into the Legg Mason Value Equity Investment Division prior to the opening of business on May 1, 2006. Accumulation Unit Values prior to May 1, 2006 are those of MFS(R) Investors Trust Investment Division.

The assets in Met/Putnam Voyager Investment Division were merged into Jennison Growth Investment Division prior to the opening of business on May 2, 2005. The Met/Putnam Voyager Investment Division is no longer available.

Please see the Table of Expenses for more information.

                                   APPENDIX C

--------------------------------------------------------------------------------

                ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS


Certain Portfolios were subject to a name change or merger. The chart below identifies the former name and new name of each of these Portfolios, and where applicable, the former name and the new name of the trust of which the Portfolio is a part.


PORTFOLIO NAME CHANGES

The following former Portfolios were renamed:




                     FORMER NAME                                              NEW NAME
----------------------------------------------------- -------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS               FIDELITY(R) VARIABLE INSURANCE PRODUCTS
 Money Market Portfolio -- Initial Class              Government Money Market Portfolio -- Initial Class
MET INVESTORS SERIES TRUST                            MET INVESTORS SERIES TRUST
 WMC Large Cap Research Portfolio -- Class A          Met/Wellington Large Cap Research Portfolio -- Class A
METROPOLITAN SERIES FUND                              METROPOLITAN SERIES FUND
 WMC Balanced Portfolio -- Class A                    Met/Wellington Balanced Portfolio -- Class A
 WMC Core Equity Opportunities Portfolio -- Class A   Met/Wellington Core Equity Opportunities Portfolio --
                                                      Class A



PORTFOLIO MERGERS

The following former Portfolio merged with and into the new Portfolio:




              FORMER PORTFOLIO/TRUST                          NEW PORTFOLIO/TRUST
-------------------------------------------------- ----------------------------------------
MET INVESTORS SERIES TRUST                         METROPOLITAN SERIES FUND
 Lord Abbett Bond Debenture Portfolio -- Class A   Western Asset Management Strategic Bond
                                                   Opportunities Portfolio -- Class A

                                   APPENDIX D

--------------------------------------------------------------------------------
                      PORTFOLIO LEGAL AND MARKETING NAMES



            SERIES FUND/TRUST                       PORTFOLIO/SERIES                      MARKETING NAME
----------------------------------------- ----------------------------------- -------------------------------------
American Funds Insurance Series(R)        Bond Fund                           American Funds Bond Fund
American Funds Insurance Series(R)        Global Small Capitalization Fund    American Funds Global Small
                                                                              Capitalization Fund
American Funds Insurance Series(R)        Growth-Income Fund                  American Funds Growth-Income
                                                                              Fund
American Funds Insurance Series(R)        Growth Fund                         American Funds Growth Fund
Fidelity(R) Variable Insurance Products   Investment Grade Bond Portfolio     Fidelity VIP Investment Grade Bond
                                                                              Portfolio
Fidelity(R) Variable Insurance Products   Equity-Income Portfolio             Fidelity VIP Equity-Income Portfolio
Fidelity(R) Variable Insurance Products   Growth Portfolio                    Fidelity VIP Growth Portfolio
Fidelity(R) Variable Insurance Products   Government Money Market Portfolio   Fidelity VIP Government Money
                                                                              Market Portfolio

                                   APPENDIX E

--------------------------------------------------------------------------------
WHAT YOU NEED TO KNOW IF YOU ARE A TEXAS OPTIONAL RETIREMENT PROGRAM
                                  PARTICIPANT


If You are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if You die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal You ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from You that You are not transferring employment to another Texas institution of higher education. If You retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.

                                   APPENDIX F

--------------------------------------------------------------------------------
         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SERVICES
PRINCIPAL UNDERWRITER
CUSTODIAN
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT
EXPERIENCE FACTOR
VARIABLE INCOME PAYMENTS
  ASSUMED INVESTMENT RETURN (AIR)
  AMOUNT OF INCOME PAYMENTS
  ANNUITY UNIT VALUE
  REALLOCATING PRIVILEGE
CALCULATING THE ANNUITY UNIT VALUE
  DETERMINING THE VARIABLE INCOME PAYMENT
ADVERTISEMENT OF THE SEPARATE ACCOUNT
VOTING RIGHTS
  DISREGARDING VOTING INSTRUCTIONS
TAXES
  NON-QUALIFIED ANNUITY CONTRACTS
  QUALIFIED ANNUITY CONTRACTS
  TYPES OF QUALIFIED ANNUITY CONTRACTS
  ERISA
  FEDERAL ESTATE TAXES
  GENERATION-SKIPPING TRANSFER TAX
  ANNUITY PURCHASE PAYMENT BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS
WITHDRAWALS
FINANCIAL STATEMENTS

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                           REQUEST FOR A STATEMENT OF

                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If You would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

     [ ] Metropolitan Life Separate Account E

     [ ] Metropolitan Series Fund

     [ ] Met Investors Series Trust

     [ ] American Funds Insurance Series(R)

     [ ] Calvert Variable Series, Inc.

     [ ] Fidelity Variable Insurance Products Funds

     [ ] I have changed my address. My current address is:


                                           Name --------------------------------
-------------------------------------
            (Contract Number)
                                           Address -------------------------------

-------------------------------------      -------------------------------------
               (Signature)                                                      zip

Metropolitan Life Insurance Company
P.O. Box 10342
Des Moines, IA 50306-0342

                      METROPOLITAN LIFE INSURANCE COMPANY


                      METROPOLITAN LIFE SEPARATE ACCOUNT E


                        PREFERENCE PLUS(Reg. TM) ACCOUNT

            PREFERENCE PLUS(Reg. TM) ACCOUNT FOR ENHANCED CONTRACTS


                   ENHANCED PREFERENCE PLUS(Reg. TM) ACCOUNT

                                      AND
                           FINANCIAL FREEDOM ACCOUNT


       GROUP AND INDIVIDUAL DEFERRED ANNUITY AND INCOME ANNUITY CONTRACTS


                      STATEMENT OF ADDITIONAL INFORMATION


                                FORM N-4 PART B


                                  MAY 1, 2016

This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectuses for Preference Plus(Reg. TM) Account, Preference Plus(Reg. TM) Account for Enhanced Contracts, Enhanced Preference Plus(Reg. TM) Account and Financial Freedom Account Deferred Annuities and Income Annuities, and should be read in conjunction with the Prospectuses. Copies of the Prospectuses may be obtained from Metropolitan Life Insurance Company, P.O. Box 10342, Des Moines, IA 50306-0342.

Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as set forth in the Section titled "Important Terms You Should Know" of the Prospectuses for Preference Plus(Reg. TM) Account, Preference Plus(Reg. TM) Account for Enhanced Contracts, Enhanced Preference Plus(Reg. TM) Account and Financial Freedom Account Variable Annuity Contracts dated May 1, 2016.

                               TABLE OF CONTENTS


                                                                                    PAGE
                                                                                   -----
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.....................................    2
SERVICES..........................................................................    2
PRINCIPAL UNDERWRITER.............................................................    2
CUSTODIAN.........................................................................    2
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT.................................    2
EXPERIENCE FACTOR.................................................................    3
VARIABLE INCOME PAYMENTS..........................................................    3
   Assumed Investment Return (AIR)................................................    3
   Amount of Income Payments......................................................    3
   Annuity Unit Value.............................................................    4
   Reallocation Privilege.........................................................    4
CALCULATING THE ANNUITY UNIT VALUE................................................    4
   Determining the Variable Income Payment........................................    5
ADVERTISEMENT OF THE SEPARATE ACCOUNT.............................................    6
VOTING RIGHTS.....................................................................    8
   Disregarding Voting Instructions...............................................    8
TAXES.............................................................................    9
   Non-Qualified Annuity Contracts................................................    9
   Qualified Annuity Contracts....................................................    9
   Types of Qualified Plans.......................................................    9
   ERISA..........................................................................   10
   Federal Estate Taxes...........................................................   11
   Generation-Skipping Transfer Tax...............................................   11
   Annuity Purchase Payments By Nonresident Aliens and Foreign Corporations.......   11
WITHDRAWALS.......................................................................   11
FINANCIAL STATEMENTS..............................................................   12

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements and financial highlights comprising each of the Investment Divisions of Metropolitan Life Separate Account E included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The consolidated financial statements and related financial statement schedules of Metropolitan Life Insurance Company and subsidiaries included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial statement schedules are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.


                                    SERVICES

FAScore LLC ("Fascore"), which has its principal office at 8525 East Orchard Road, Greenwood Village, Colorado 80111, provides recordkeeping services to us in connection with our administration of the Enhanced Preference Plus Account and Financial Freedom Account Contract. Fascore is not affiliated with us, the Separate Account or any of our affiliates, including the Contract's principal underwriter, MetLife Investors Distribution Company ("MLIDC"). We pay Fascore for its services an annual base fee and/or annual per participant charge for each plan account under the Contract. Fascore also charges us for each loan taken under the Contract a loan initiation fee and loan maintenance fee. We paid Fascore for recordkeeping services $705,346 for the Enhanced Preference Plus Account Contract and $754,604 for the Financial Freedom Account in 2015. We paid Fascore for record keeping services $639,516 for the Enhanced Preference Plus Account Contract and $792,462 for the Financial Freedom Account Contract in 2014. We paid Fascore for recordkeeping services $498,072 for the Enhanced Preference Plus Account Contract and $528,757 for the Financial Freedom Account in 2013.


                             PRINCIPAL UNDERWRITER

MLIDC serves as principal underwriter for the Separate Account and the Contracts. Preference Plus(Reg. TM) Account Deferred and Income Annuities and Enhanced Preference Plus Account Deferred Annuities and Income Annuities, Preference Plus(Reg. TM) Account for Enhanced Contracts Deferred and Income Annuities and Enhanced Preference Plus Account Deferred Annuities and Income Annuities are no longer offered. However, contract owners and participants may still make purchase payments, and participants may still enroll under issued group Contracts. The offering of all other Contracts available under this registration statement is continuous. MLIDC's principal executive offices are located at 1095 Avenue of the Americas, New York, NY 10036. MLIDC is affiliated with the Company and the Separate Account.


                                   CUSTODIAN

Metropolitan Life Insurance Company, 200 Park Avenue, New York, NY 10166, is the custodian of the assets of the Separate Account. The custodian has custody of all cash of the Separate Account and handles the collection of proceeds of shares of the underlying funds bought and sold by the Separate Account.


               DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

Information about the distribution of the Contracts is contained in the Prospectus (see "Who Sells the Deferred Annuities"). Additional information is provided below.

Under the terms of the Distribution and Principal Underwriting Agreement among the Separate Account, MLIDC and the Company, MLIDC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses MLIDC for certain sales and overhead expenses connected with sales functions.

The following table shows the amount of commissions paid to and the amount of commissions retained by the Distributor and Principal Underwriter over the past three years.

                            UNDERWRITING COMMISSIONS
------------------------


              UNDERWRITING COMMISSIONS PAID     AMOUNT OF UNDERWRITING
                TO THE DISTRIBUTOR BY THE     COMMISSIONS RETAINED BY THE
    YEAR                 COMPANY                      DISTRIBUTOR
------------ ------------------------------- ----------------------------
 2015........$118,054,844                    $0
 2014........$100,536,070                    $0
 2013........$150,530,898                    $0

                               EXPERIENCE FACTOR

We use the term "experience factor" to describe investment performance for an Investment Division. We calculate Accumulation Unit Values once a day on every day the New York Stock Exchange is open for trading. We call the time between two consecutive Accumulation Unit Value calculations the `Valuation Period". We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with law. All purchase payments and transfers are valued as of the end of the Valuation Period during which the transaction occurred.

The experience factor changes from Valuation Period to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the Valuation Period not to exceed ..000034035 (the daily equivalent of an effective annual rate of 1.25%) for certain Deferred Annuities and Income Annuities and for certain other Deferred Annuities and Income Annuities .000025905 (the daily equivalent of an effective annual rate of .95%).


                            VARIABLE INCOME PAYMENTS

"Variable income payments" include variable income payments made under the Deferred Annuities and Income Annuities.

ASSUMED INVESTMENT RETURN (AIR)


The following discussion concerning the amount of variable income payments is based on an Assumed Investment Return of 3% per year. It should not be inferred that such rates will bear any relationship to the actual net investment experience of the Separate Account.

AMOUNT OF INCOME PAYMENTS


The cash You receive periodically from an Investment Division (after your first payment if paid within 10 days of the issue date) will depend upon the number of annuity units held in that Investment Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

The Income Annuity specifies the dollar amount of the initial variable income payment for each Investment Division (this equals the first payment amount if paid within 10 days of the issue date). This initial variable income payment is computed based on the amount of the purchase payment applied to the specific Investment Division (net any applicable premium tax owed or Contract charge), the AIR, the age and/or sex (where permitted) of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Investment Division to determine the number of annuity units held in that Investment Division. The number of annuity units held remains fixed for the duration of the Contract (if no reallocations are made).

The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR and Separate Account charges.

Each Deferred Annuity provides that, when a pay-out option is chosen, the payment to the annuitant will not be less than the payment produced by the then current Fixed Income Option purchase rates , which will not be less than current rates. The purpose of this provision is to assure the annuitant that, at retirement, if the current Fixed Income Option purchase rates are significantly more favorable than the rates guaranteed by a Deferred Annuity, the annuitant will be given the benefit of the higher rates.

ANNUITY UNIT VALUE


The Annuity Unit Value is calculated at the same time that the Accumulation Unit Value for Deferred Annuities is calculated and is based on the same change in investment performance in the Separate Account. (See "The Value of Your Income Payments" in the Prospectus.)

REALLOCATION PRIVILEGE


Your request for a reallocation tells us to move, in accordance with your instructions, the underlying Portfolio shares we have designated in the Investment Divisions or other funds to generate your income payments.

When You request a reallocation from an Investment Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

   o First, we update the income payment amount to be reallocated from the Investment Division based upon the applicable Annuity Unit Value at the time of the reallocation;

   o Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

   o Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option for the Income Annuity on the date of your reallocation;

   o Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When You request a reallocation from one Investment Division to another, annuity units in one Investment Division are liquidated and annuity units in the other Investment Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Investment Division to which You have reallocated.

Here are examples of the effect of a reallocation on the income payment:

   o Suppose You choose to reallocate 40% of your income payment supported by Investment Division A to the Fixed Income Option and the recalculated income payment supported by Investment Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 - ($125 - $100) or $50, and your income payment supported by Investment Division A will be decreased by $40. (The number of annuity units in Investment Division A will be decreased as well.)

   o Suppose You choose to reallocate 40% of your income payment supported by Investment Division A to Investment Division B and the recalculated income payment supported by Investment Division A is $100. Then, your income payment supported by Investment Division B will be increased by $40 and your income payment supported by Investment Division A will be decreased by $40. (Changes will also be made to the number of annuity units in both Investment Divisions as well.)


                       CALCULATING THE ANNUITY UNIT VALUE

We calculate Annuity Unit Values once a day on every day the New York Stock Exchange is open for trading. We call the time between two consecutive Annuity Unit Value calculations the "Valuation Period.' We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All purchase payments and reallocations are valued as of the end of the Valuation Period during which the transaction occurred. The Annuity

Unit Values can increase or decrease, based on the investment performance of the corresponding underlying Portfolios. If the investment performance is positive, after payment of Separate Account charges and the deduction for the AIR, Annuity Unit Values will go up. Conversely, if the investment performance is negative, after payment of Separate Account charges and the deduction for the AIR, Annuity Unit Values will go down.

To calculate an Annuity Unit Value, we first adjust the experience factor for the period by a factor based on the AIR and the number of days in the Valuation Period. For an AIR of 4% and a one day Valuation Period, the factor is ..99989255, which is the daily discount factor for an effective annual rate of 4%. (The AIR may be in the range of 3% to 6%, as defined in Your Deferred Annuity and the laws in Your state.) The resulting number is then multiplied by the last previously calculated Annuity Unit Value to produce the new Annuity Unit Value to produce the new Annuity Unit Value.

The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of variable income payments upon annuitization.


               ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE


  1.    Annuity Unit Value, beginning of period...................   $10.20
  2.    "Experience factor" for period............................     1.023558
  3.    Daily adjustment for 3% Assumed Investment Return.........   1.0000809863
  4.    (2) - (3).................................................     1.023475
  5.    Annuity Unit Value, end of period (1) - (4)...............   $10.44

                        ILLUSTRATION OF ANNUITY PAYMENTS
(ASSUMES THE FIRST MONTHLY PAYMENT IS MADE WITHIN 10 DAYS OF THE ISSUE DATE OF
                              THE INCOME ANNUITY)
          Annuitant age 65, Life Annuity with 120 Payments Guaranteed


   1.    Number of Accumulation Units as of Annuity Date.............................................    1,500.00
   2.    Accumulation Unit Value.....................................................................   $    11.80
   3.    Accumulation Value of the Deferred Annuity (1) - (2)........................................   $17,700.00
   4.    First monthly income payment per $1,000 of Accumulation Value...............................   $     5.52
   5.    First monthly income payment (3) - (4) - 1,000..............................................   $    97.70
   6.    Assume Annuity Unit Value as of Annuity Date equal to (see Illustration of Calculation of
         Annuity Unit Value above)...................................................................   $    10.80
   7.    Number of Annuity Units (5) - (6)...........................................................     9.04630
   8.    Assume Annuity Unit Value for the second month equal to (10 days prior to payment)..........   $    10.97
   9.    Second monthly Annuity Payment (7) - (8)....................................................   $    99.24
  10.    Assume Annuity Unit Value for third month equal to..........................................   $    10.53
  11.    Next monthly Annuity Payment (7) - (10).....................................................   $    95.26

DETERMINING THE VARIABLE INCOME PAYMENT

Variable income payments can go up or down based upon the investment performance of the Investment Divisions in the Separate Account. AIR is the rate used to determine the first variable income payment and serves as a benchmark against which the investment performance of the Investment Divisions is compared. The higher the AIR, the higher the first variable income payment will be. Subsequent variable income payments will increase only to the extent that the investment performance of the Investment Divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly as changes occur in the investment performance of the Investment Divisions.

                     ADVERTISEMENT OF THE SEPARATE ACCOUNT

From time to time we advertise the performance of various Separate Account Investment Divisions. For the money market Investment Divisions, this performance will be stated in terms of "yield" and "effective yield." For the other Investment Divisions, this performance will be stated in terms of either yield, "change in Accumulation Unit Value," "change in Annuity Unit Value" or "average annual total return" or some combination of the foregoing. Yield, change in Accumulation Unit Value, change in Annuity Unit Value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. The yield of the money market Investment Divisions refers to the income generated by an investment in the Investment Division over a seven-day period, which will be specified in the advertisement. This income is then annualized, by assuming that the same amount of income is generated each week over a 52-week period, and the total income is shown as a percentage of the investment. The effective yield is similarly calculated; however, when annualized, the earned income in the Investment Division is assumed to be reinvested. Thus, the effective yield figure will be slightly higher than the yield figure because of the former's compounding effect. Other yield figures quoted in advertisements, that is those other than the money market Investment Divisions, will refer to the net income generated by an investment in a particular Investment Division for a thirty-day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. This percentage yield is then compounded semiannually. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to this formula 2 [(a-b/cd + 1)6 + 1], where "a" represents dividends and interest earned during the period; "b" represents expenses accrued for the period (net of reimbursements); "c" represents the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" represents the maximum offering price per share on the last day of the period. Change in Accumulation Unit Value or Annuity Unit Value ("Non-Standard Performance") refers to the comparison between values of accumulation units or annuity units over specified periods in which an Investment Division has been in operation, expressed as a percentage and may also be expressed as an annualized figure. In addition, change in Accumulation Unit Value or Annuity Unit Value may be used to illustrate performance for a hypothetical investment (such as $10,000) over the time period specified. Yield, change in Accumulation Unit Value and effective yield figures do not reflect the possible imposition of an Early Withdrawal Charge for the Deferred Annuities and certain Enhanced Deferred Annuities, of up to 7% of the amount withdrawn attributable to a purchase payment, which may result in a lower figure being experienced by the investor. Change in Accumulation Unit Value is expressed by this formula [UV1/UV0 (annualization factor)] + 1, where UV1 represents the current unit value and UV0 represents the prior unit value. The annualization factor can be either (1/number of years) or 365/number of days). Average annual total return calculations ("Standard Performance") differs from the change in Accumulation Unit Value and Annuity Unit Value because it assumes a steady rate of return and reflects all expenses and applicable Early Withdrawal Charges. Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to this formula P(1+T)n=ERV, where "P" represents a hypothetical initial payment of $1,000; "T" represents average annual total return; "n" represents number of years; and "ERV" represents ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year period (or fractional portion). Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and Early Withdrawal Charges since the Investment Division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity.

Enhanced Preference Plus, Enhanced VestMet and Financial Freedom Deferred Annuities and Enhanced Preference Plus and Financial Freedom Account Income Annuities performance figures vary from other Preference Plus and VestMet Deferred Annuities and Income Annuities as a result of reduced Separate Account charges. Performance may be calculated based upon historical performance of the underlying performance Portfolios of the Metropolitan Fund, Calvert Social Balanced Portfolio, Calvert Social Mid Cap Growth Portfolio, the Fidelity VIP Funds, Met Investors Fund and American Funds and may assume that certain Deferred Annuities were in existence prior to their inception date.

After the inception date, actual accumulation unit or annuity unit data is used.

Historical performance information should not be relied on as a guarantee of future performance results.

Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its Investment Divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS(Reg. TM) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Mid Cap 400 Index, the Standard & Poor's North American Technology Sector Index, the Standard & Poor's North American Natural Resources Sector Index, the S&P/LSTA Leveraged Loan Index, the Russell 3000 Growth Index, the Russell 3000 Value Index, the Russell 2000(Reg. TM) Index, the Russell MidCap Index, the Russell MidCap Growth Index, the Russell MidCap Value Index, the Russell 2000(Reg. TM) Growth Index, the Russell 2000(Reg. TM) Value Index, the Russell 1000 Index, the Russell 1000 Growth Index, the Russell 1000 Value Index, the NASDAQ Composite Index, the MSCI World Index, the MSCI All Country World Index, the MSCI All Country World ex-U.S. Index, the MSCI World ex-U.S. Small Cap Index, the MSCI All Country World Small Cap Index, the MSCI U.S. Small Cap Growth Index, the MSCI Emerging Markets Index, the MSCI EAFE(Reg. TM) Index, the Lipper Intermediate Investment Grade Debt Funds Average, the Lipper Global Small-Cap Funds Average, the Lipper Capital Appreciation Funds Index, the Lipper Growth Funds Index, the Lipper Growth & Income Funds Index, the Dow Jones Moderate Index, the Dow Jones Moderately Aggressive Index, the Dow Jones Moderately Conservative Index, the Dow Jones Aggressive Index, the Dow Jones Conservative Index, the Dow Jones U.S. Small-Cap Total Stock Market Index, the Citigroup World Government Bond Index, the Citigroup World Government Bond Index (WGBI) ex-U.S., the Barclays U.S. Aggregate Bond Index, the Barclays U.S. Credit Index, the Barclays U.S. Government/Credit 1-3 Year Index, the Barclays U.S. TIPS Index, the Barclays U.S. Universal Index, the Barclays U.S. Government Bond Index, the Barclays U.S. Intermediate Government Bond Index, the Bank of America Merrill Lynch High Yield Master II Constrained Index and Hybrid Index and the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.

Performance may be shown for certain investment strategies that are made available under certain Deferred Annuities. The first is the "Equity Generator." Under the "Equity Generator," an amount equal to the interest earned during a specified interval (i.e., monthly, quarterly) in the Fixed Interest Account is transferred to the MetLife Stock Index Division or the BlackRock Aggressive Growth Division. The second technique is the "Equalizer(SM)." Under this strategy, once during a specified period (i.e., monthly, quarterly), a transfer is made from the MetLife Stock Index Division or the BlackRock Aggressive Growth Division to the Fixed Interest Account or from the Fixed Interest Account to the MetLife Stock Index Division or BlackRock Aggressive Growth Division in order to make the account and the division equal in value. The third strategy is the "Index Selector(SM)". Under this strategy, once during a specified period (i.e., quarterly, annually) transfers are made among the Barclays Capital Aggregate Bond Index, MetLife Stock Index, MSCI EAFE(Reg. TM) Index, Russell 2000(Reg. TM) Index and MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account in order to bring the percentage of the total Account Balance in each of these Investment Divisions and Fixed Interest Account back to the current allocation of your choice of one of several asset allocation models: The elements which form the basis of the models are provided by MetLife which may rely on a third party for its expertise in creating appropriate allocations. The models are designed to correlate to various risk tolerance levels associated with investing and are subject to change from time to time.

An "Equity Generator Return," "Aggressive Equity Generator Return," "Equalizer Return," "Aggressive Equalizer Return" or "Index Selector Return" for each asset allocation model will be calculated by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value, based on historical performance, at the end of the period, expressed as a percentage. The "Return" in each case will assume that no withdrawals have occurred. We may also show performance for the Equity Generator, Equalizer and Index Selector investment strategies using other Investment Divisions for which these strategies are made available in the future. If we do so, performance will be calculated in the same manner as described above, using the appropriate account and/or Investment Divisions.

We may state performance for the Investment Divisions of the Income Annuities which reflect deduction of the insurance-related charge (Separate Account charge) and investment-related charge, when accompanied by the annualized change in Annuity Unit Value.

Past performance is no guarantee of future results.

Historical performance information should not be relied on as a guarantee of future performance results.

An illustration should not be replied upon as a guarantee of future results.

                                 VOTING RIGHTS

In accordance with our view of the present applicable law, we will vote the shares of each of the Portfolios held by the Separate Account (which are deemed attributable to all the Deferred Annuities or Income Annuities described in the Prospectus) at regular and special meetings of the shareholders of the Portfolio based on instructions received from those having voting interests in the corresponding Investment Divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that we are permitted to vote the shares of the Portfolios in our own right, we may elect to do so.

Accordingly, You have voting interests under all the Deferred Annuities or Income Annuities described in the Prospectus. The number of shares held in each Separate Account Investment Division deemed attributable to You is determined by dividing the value of accumulation or annuity units attributable to You in that Investment Division, if any, by the net asset value of one share in the Portfolio in which the assets in that Separate Account Investment Division are invested. Fractional votes will be counted. The number of shares for which You have the right to give instructions will be determined as of the record date for the meeting.

Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or annuities (including all the Deferred Annuities and Income Annuities described in the Prospectus) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares, in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

Qualified retirement plans which invest directly in the Portfolios do not have voting interests through life insurance or annuity contracts and do not vote these interests based upon the number of shares held in the Separate Account Investment Division deemed attributable to those qualified retirement plans. Shares are held by the plans themselves and are voted directly; the instruction process does not apply.

You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity or your Income Annuity, in your sole discretion.

Under the Keogh Deferred Annuities and the Enhanced Unallocated Keogh Deferred Annuity, participants may instruct You to give us instructions regarding shares deemed attributable to their respective contributions. Under the Keogh Deferred Annuities and the Enhanced Unallocated Keogh Deferred Annuity, we will provide You with the number of copies of voting instruction soliciting materials that You may furnish such materials to participants who may give You voting instructions.

Under Section 457(f) deferred compensation plans, Section 451 deferred fee arrangements, Section 451 deferred compensation plans, Section 457(e)(11) severance and death benefit plans and the TSA Deferred Annuities and Income Annuities under which the employer retains all rights, we will provide You with the number of copies of voting instruction soliciting materials that You request so that You may furnish such materials to participants who may give You voting instructions.

Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of an independent registered public accounting firm, and the approval of investment and sub-investment managers.

DISREGARDING VOTING INSTRUCTIONS


MetLife may disregard voting instructions under the following circumstances (1) to make or refrain from making any change in the investments or investment policies for any Portfolio if required by any insurance regulatory authority;
(2) to refrain from making any change in the investment policies or any investment manager or principal underwriter or any Portfolio which may be initiated by those having voting interests or the Metropolitan Fund's, Calvert Variable Series', Fidelity VIP Funds', Met Investors Fund's or American Funds'(Reg. TM) boards of directors, provided MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the Portfolio's objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.


                                     TAXES


NON-QUALIFIED ANNUITY CONTRACTS

DIVERSIFICATION

In order for your non-qualified Contract to be considered an annuity contract for federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Failure to meet these standards would result in immediate taxation to Contract owners of gains under their Contracts. Inadvertent failure to meet these standards may be correctable.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes to applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively.

We reserve the right to amend your Contract where necessary to maintain its status as a Variable Annuity Contract under federal tax law and to protect You and other Contract owners in the Investment Divisions from adverse tax consequences.

THE 3.8 % INVESTMENT TAX applies to investment income earned in households making at least $250,000 ($200,000 single) and will result in the following top tax rates on investment income:


 CAPITAL GAINS   DIVIDENDS   OTHER
     23.8%        43.4%     43.4%

The table above also incorporates the scheduled increase in the capital gains rate from 15% to 20%, and the scheduled increase in the dividends rate from 15% to 39.6%.

QUALIFIED ANNUITY CONTRACTS

Annuity contracts purchased through tax qualified plans are subject to limitations imposed by the Code and regulations as a condition of tax qualification. There are various types of tax qualified plans which have certain beneficial tax consequences for Contract owners and plan participants.

TYPES OF QUALIFIED PLANS

The following list includes individual account-type plans which may hold an annuity Contract as described in the Prospectus. Except for Traditional IRAs, they are established by an employer for participation of its employees.

IRA

Established by an individual, or employer as part of an employer plan.

SIMPLE

Established by a for-profit employer with fewer than 100 employees, based on IRA accounts for each participant.

SEP

Established by a for-profit employer, based on IRA accounts for each participant. Employer only contributions.

401(K), 401(A)

Established by for-profit employers, Section 501(c)(3) tax exempt and non-tax exempt entities, Indian Tribes.

403(B) TAX SHELTERED ANNUITY ("TSA")

Established by Section 501(c)(3) tax exempt entities, public schools (K-12), public colleges, universities, churches, synagogues and mosques.

457(B) GOVERNMENTAL SPONSOR

Established by state and local governments, public schools (K-12), public colleges and universities.

457(B) NON-GOVERNMENTAL SPONSOR

Established by a tax-exempt entity. Under a non-governmental plan, which must be a tax-exempt entity under Section 501(c) of the Code, all such investments of the plan are owned by and are subject to the claims of the general creditors of the sponsoring employer. In general, all amounts received under a non-governmental Section 457(b) plan are taxable and are subject to federal income tax withholding as wages.

Additional information regarding 457(b) plans

A 457(b) plan may provide a one-time election to make special one-time "catch-up" contributions in one or more of the participant's last three taxable years ending before the participant's normal retirement age under the plan. Participants in governmental 457(b) plans may not use both the age 50 or older catch-up and the special one-time catch-up contribution in the same taxable year. In general, contribution limits with respect to elective deferral and to age 50 plus catch-up contributions are not aggregated with contributions under the other types of qualified plans for the purposes of determining the limitations applicable to participants.

403(A)

If your benefit under the 403(b) plan is worth more than $5,000, the Code requires that your annuity protect your spouse if You die before You receive any payments under the annuity or if You die while payments are being made. You may waive these requirements with the written consent of your spouse. In general, designating a beneficiary other than your spouse is considered a waiver and requires your spouse's written consent. Waiving these requirements may cause your monthly benefit to increase during your lifetime. Special rules apply to the withdrawal of excess contributions.

ROTH ACCOUNT

Individual or employee plan contributions made to certain plans on an after-tax basis. An IRA may be established as a Roth IRA, and 401(k), 403(b) and 457(b) plans may provide for Roth accounts.

ERISA


If your plan is subject to ERISA and You are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Contract may be subject to your spouse's rights as described below.

Generally, the spouse must give qualified consent whenever You elect to:

(a) Choose income payments other than on a qualified joint and survivor annuity basis ("QJSA") (one under which we make payments to You during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any): or choose to waive the qualified pre-retirement survivor annuity benefit ("QPSA") (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);

(b) Make certain withdrawals under plans for which a qualified consent is required;

(c)        Name someone other than the spouse as your beneficiary; or

(d)        Use your accrued benefit as security for a loan exceeding $5,000.

Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing, that it acknowledges the identity of the designated beneficiary and the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative, and that it be in a form satisfactory to us. The waiver of the QJSA generally must be executed during the 180 day period (90 days for certain loans) ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If You die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise.

The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which You attain age 35. The waiver period for the QPSA ends on the date of your death.

If the present value of your benefit is worth $5,000 or less, your plan generally may provide for distribution of your entire interest in a lump sum without spousal consent.

Comparison of Plan Limits for Individual Contributions:


     PLAN TYPE       ELECTIVE CONTRIBUTION   CATCH-UP CONTRIBUTION
  IRA               $ 5,500                 $1,000
  SIMPLE            $12,500                 $3,000
  401(k)            $18,000                 $6,000
  SEP/401(a)                  (Employer contributions only)
  403(b) (TSA)      $18,000                 $6,000
  457(b)            $18,000                 $6,000

Dollar limits are for 2016 and subject to cost-of-living adjustments in future years. Employer-sponsored individual account plans (other than 457(b) plans) may provide for additional employer contributions such that total annual plan contributions do not to exceed the greater of $53,000 or 25% of an employee's compensation for 2016.

FEDERAL ESTATE TAXES


While no attempt is being made to discuss the federal estate tax implications of the Contract, You should bear in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX


Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

ANNUITY PURCHASE PAYMENTS BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS


The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state and foreign taxation with respect to an annuity contract purchase.


                                  WITHDRAWALS

We will normally pay withdrawal proceeds within seven days after receipt of a request for a withdrawal at your Administrative Office, but we may delay payment as permitted by law, under certain circumstances. (See "Valuation -- Suspension of Payments" in the Prospectus). We reserve the right to defer payment for a partial withdrawal, withdrawal or transfer from the Fixed Interest Account for the period permitted by law, but for not more than six months.

                              FINANCIAL STATEMENTS

The financial statements and financial highlights comprising each of the Investment Divisions of the Separate Account and the consolidated financial statements of the Company are included herein.

The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the contract.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Contract Owners of
Metropolitan Life Separate Account E
and Board of Directors of
Metropolitan Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Metropolitan Life Separate Account E (the "Separate Account") of Metropolitan Life Insurance Company (the "Company") comprising each of the individual Investment Divisions listed in Note 2.A as of December 31, 2015, the related statements of operations for the respective stated period in the year then ended, the statements of changes in net assets for the respective stated periods in the two years then ended, and the financial highlights in Note 8 for the respective stated periods in the five years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2015, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Investment Divisions constituting the Separate Account of the Company as of December 31, 2015, the results of their operations for the respective stated period in the year then ended, the changes in their net assets for the respective stated periods in the two years then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 25, 2016

This page is intentionally left blank.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2015


                                                                    AMERICAN FUNDS
                                             AMERICAN FUNDS          GLOBAL SMALL           AMERICAN FUNDS         AMERICAN FUNDS
                                                  BOND              CAPITALIZATION              GROWTH              GROWTH-INCOME
                                           INVESTMENT DIVISION    INVESTMENT DIVISION     INVESTMENT DIVISION    INVESTMENT DIVISION
                                          --------------------   --------------------    --------------------   --------------------
ASSETS:
   Investments at fair value............  $         93,643,222   $        497,974,650    $        997,764,508   $        797,586,264
   Due from Metropolitan Life
     Insurance Company..................                    --                      1                      --                     --
                                          --------------------   --------------------    --------------------   --------------------
        Total Assets....................            93,643,222            497,974,651             997,764,508            797,586,264
                                          --------------------   --------------------    --------------------   --------------------
LIABILITIES:
   Accrued fees.........................                    22                     21                      16                     14
   Due to Metropolitan Life
     Insurance Company..................                     1                     --                       2                    134
                                          --------------------   --------------------    --------------------   --------------------
        Total Liabilities...............                    23                     21                      18                    148
                                          --------------------   --------------------    --------------------   --------------------

NET ASSETS..............................  $         93,643,199   $        497,974,630    $        997,764,490   $        797,586,116
                                          ====================   ====================    ====================   ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $         93,477,353   $        497,478,561    $        997,020,228   $        796,496,122
   Net assets from contracts in payout..               165,846                496,069                 744,262              1,089,994
                                          --------------------   --------------------    --------------------   --------------------
        Total Net Assets................  $         93,643,199   $        497,974,630    $        997,764,490   $        797,586,116
                                          ====================   ====================    ====================   ====================


 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2015



                                            BLACKROCK GLOBAL        CALVERT VP SRI         CALVERT VP SRI         FIDELITY VIP
                                             ALLOCATION V.I.           BALANCED            MID CAP GROWTH          CONTRAFUND
                                           INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
                                          ---------------------  ---------------------  --------------------  --------------------
ASSETS:
   Investments at fair value............  $             489,448  $          53,307,047  $         11,604,230  $             17,911
   Due from Metropolitan Life
     Insurance Company..................                     --                     --                    --                     1
                                          ---------------------  ---------------------  --------------------  --------------------
        Total Assets....................                489,448             53,307,047            11,604,230                17,912
                                          ---------------------  ---------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                      2                      3                    --                     1
   Due to Metropolitan Life
     Insurance Company..................                     --                     --                    --                    --
                                          ---------------------  ---------------------  --------------------  --------------------
        Total Liabilities...............                      2                      3                    --                     1
                                          ---------------------  ---------------------  --------------------  --------------------

NET ASSETS..............................  $             489,446  $          53,307,044  $         11,604,230  $             17,911
                                          =====================  =====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $             489,446  $          53,307,044  $         11,604,230  $             17,911
   Net assets from contracts in payout..                     --                     --                    --                    --
                                          ---------------------  ---------------------  --------------------  --------------------
        Total Net Assets................  $             489,446  $          53,307,044  $         11,604,230  $             17,911
                                          =====================  =====================  ====================  ====================

                                                                                                                 FIDELITY VIP
                                              FIDELITY VIP           FIDELITY VIP          FIDELITY VIP           GOVERNMENT
                                              EQUITY-INCOME        FUNDSMANAGER 50%      FUNDSMANAGER 60%        MONEY MARKET
                                           INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                          ---------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value............  $          77,695,087  $        290,525,141  $        302,657,716  $          8,080,716
   Due from Metropolitan Life
     Insurance Company..................                     --                    --                    --                    --
                                          ---------------------  --------------------  --------------------  --------------------
        Total Assets....................             77,695,087           290,525,141           302,657,716             8,080,716
                                          ---------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                      1                    --                    --                    --
   Due to Metropolitan Life
     Insurance Company..................                      1                    --                    --                     1
                                          ---------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                      2                    --                    --                     1
                                          ---------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $          77,695,085  $        290,525,141  $        302,657,716  $          8,080,715
                                          =====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $          76,585,106  $        290,525,141  $        302,657,716  $          8,080,715
   Net assets from contracts in payout..              1,109,979                    --                    --                    --
                                          ---------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $          77,695,085  $        290,525,141  $        302,657,716  $          8,080,715
                                          =====================  ====================  ====================  ====================

                                                                     FIDELITY VIP
                                                                   INVESTMENT GRADE
                                            FIDELITY VIP GROWTH          BOND
                                            INVESTMENT DIVISION   INVESTMENT DIVISION
                                          ---------------------  ---------------------
ASSETS:
   Investments at fair value............  $          95,310,705  $          13,843,675
   Due from Metropolitan Life
     Insurance Company..................                     --                     --
                                          ---------------------  ---------------------
        Total Assets....................             95,310,705             13,843,675
                                          ---------------------  ---------------------
LIABILITIES:
   Accrued fees.........................                     --                     --
   Due to Metropolitan Life
     Insurance Company..................                      1                     --
                                          ---------------------  ---------------------
        Total Liabilities...............                      1                     --
                                          ---------------------  ---------------------

NET ASSETS..............................  $          95,310,704  $          13,843,675
                                          =====================  =====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $          95,310,704  $          13,843,675
   Net assets from contracts in payout..                     --                     --
                                          ---------------------  ---------------------
        Total Net Assets................  $          95,310,704  $          13,843,675
                                          =====================  =====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2015


                                                                                                                    MIST
                                                                    LMPVET PERMAL                              ALLIANZ GLOBAL
                                           IVY FUNDS VIP ASSET       ALTERNATIVE         MIST AB GLOBAL       INVESTORS DYNAMIC
                                                STRATEGY             SELECT VIT        DYNAMIC ALLOCATION     MULTI-ASSET PLUS
                                           INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value............  $              2,883  $          1,866,516  $      1,594,775,598  $         57,080,069
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Assets....................                 2,883             1,866,516         1,594,775,598            57,080,069
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                     1                    --                     7                     8
   Due to Metropolitan Life
     Insurance Company..................                    --                    --                     1                     1
                                          --------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                     1                    --                     8                     9
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $              2,882  $          1,866,516  $      1,594,775,590  $         57,080,060
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $              2,882  $          1,866,516  $      1,594,764,301  $         57,080,060
   Net assets from contracts in payout..                    --                    --                11,289                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $              2,882  $          1,866,516  $      1,594,775,590  $         57,080,060
                                          ====================  ====================  ====================  ====================


                                              MIST AMERICAN          MIST AMERICAN                                MIST AMERICAN
                                             FUNDS BALANCED          FUNDS GROWTH          MIST AMERICAN         FUNDS MODERATE
                                               ALLOCATION             ALLOCATION           FUNDS GROWTH            ALLOCATION
                                           INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
                                          ---------------------  --------------------  ---------------------  --------------------
ASSETS:
   Investments at fair value............  $         802,015,871  $        404,659,729  $         369,229,561  $        936,586,109
   Due from Metropolitan Life
     Insurance Company..................                     --                    --                     --                    --
                                          ---------------------  --------------------  ---------------------  --------------------
        Total Assets....................            802,015,871           404,659,729            369,229,561           936,586,109
                                          ---------------------  --------------------  ---------------------  --------------------
LIABILITIES:
   Accrued fees.........................                      7                     8                      5                     7
   Due to Metropolitan Life
     Insurance Company..................                      2                     1                      3                     1
                                          ---------------------  --------------------  ---------------------  --------------------
        Total Liabilities...............                      9                     9                      8                     8
                                          ---------------------  --------------------  ---------------------  --------------------

NET ASSETS..............................  $         802,015,862  $        404,659,720  $         369,229,553  $        936,586,101
                                          =====================  ====================  =====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $         801,637,622  $        404,597,331  $         369,201,365  $        936,125,166
   Net assets from contracts in payout..                378,240                62,389                 28,188               460,935
                                          ---------------------  --------------------  ---------------------  --------------------
        Total Net Assets................  $         802,015,862  $        404,659,720  $         369,229,553  $        936,586,101
                                          =====================  ====================  =====================  ====================


                                                                    MIST BLACKROCK
                                              MIST AQR GLOBAL       GLOBAL TACTICAL
                                               RISK BALANCED          STRATEGIES
                                            INVESTMENT DIVISION   INVESTMENT DIVISION
                                          ---------------------  --------------------
ASSETS:
   Investments at fair value............  $       1,279,345,930  $      2,004,095,326
   Due from Metropolitan Life
     Insurance Company..................                     --                    --
                                          ---------------------  --------------------
        Total Assets....................          1,279,345,930         2,004,095,326
                                          ---------------------  --------------------
LIABILITIES:
   Accrued fees.........................                      6                     5
   Due to Metropolitan Life
     Insurance Company..................                      1                     1
                                          ---------------------  --------------------
        Total Liabilities...............                      7                     6
                                          ---------------------  --------------------

NET ASSETS..............................  $       1,279,345,923  $      2,004,095,320
                                          =====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $       1,279,336,742  $      2,004,050,370
   Net assets from contracts in payout..                  9,181                44,950
                                          ---------------------  --------------------
        Total Net Assets................  $       1,279,345,923  $      2,004,095,320
                                          =====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2015



                                             MIST BLACKROCK      MIST CLARION GLOBAL    MIST CLEARBRIDGE     MIST GOLDMAN SACHS
                                               HIGH YIELD            REAL ESTATE        AGGRESSIVE GROWTH       MID CAP VALUE
                                           INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------  --------------------  ---------------------
ASSETS:
   Investments at fair value............  $            172,278  $        233,288,289  $        615,095,442  $            166,863
   Due from Metropolitan Life
     Insurance Company..................                     1                     3                    12                    --
                                          --------------------  --------------------  --------------------  ---------------------
        Total Assets....................               172,279           233,288,292           615,095,454               166,863
                                          --------------------  --------------------  --------------------  ---------------------
LIABILITIES:
   Accrued fees.........................                     3                    15                    15                     4
   Due to Metropolitan Life
     Insurance Company..................                    --                    --                    --                    --
                                          --------------------  --------------------  --------------------  ---------------------
        Total Liabilities...............                     3                    15                    15                     4
                                          --------------------  --------------------  --------------------  ---------------------

NET ASSETS..............................  $            172,276  $        233,288,277  $        615,095,439  $            166,859
                                          ====================  ====================  ====================  =====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $            172,276  $        233,153,629  $        614,866,744  $            166,859
   Net assets from contracts in payout..                    --               134,648               228,695                    --
                                          --------------------  --------------------  --------------------  ---------------------
        Total Net Assets................  $            172,276  $        233,288,277  $        615,095,439  $            166,859
                                          ====================  ====================  ====================  =====================

                                               MIST HARRIS          MIST INVESCO
                                                 OAKMARK            BALANCED-RISK         MIST INVESCO          MIST INVESCO
                                              INTERNATIONAL          ALLOCATION             COMSTOCK            MID CAP VALUE
                                           INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value............  $        503,695,690  $        454,441,520  $              8,674  $        422,756,197
   Due from Metropolitan Life
     Insurance Company..................                     4                    --                    --                    25
                                          --------------------  --------------------  --------------------  --------------------
        Total Assets....................           503,695,694           454,441,520                 8,674           422,756,222
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    17                     3                     2                    16
   Due to Metropolitan Life
     Insurance Company..................                    --                     1                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                    17                     4                     2                    16
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $        503,695,677  $        454,441,516  $              8,672  $        422,756,206
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        502,978,923  $        454,441,516  $              8,672  $        422,262,701
   Net assets from contracts in payout..               716,754                    --                    --               493,505
                                          --------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $        503,695,677  $        454,441,516  $              8,672  $        422,756,206
                                          ====================  ====================  ====================  ====================


                                              MIST INVESCO          MIST JPMORGAN
                                            SMALL CAP GROWTH          CORE BOND
                                           INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------
ASSETS:
   Investments at fair value............  $         50,546,983  $         97,049,159
   Due from Metropolitan Life
     Insurance Company..................                    --                    --
                                          --------------------  --------------------
        Total Assets....................            50,546,983            97,049,159
                                          --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    24                     7
   Due to Metropolitan Life
     Insurance Company..................                     1                    --
                                          --------------------  --------------------
        Total Liabilities...............                    25                     7
                                          --------------------  --------------------

NET ASSETS..............................  $         50,546,958  $         97,049,152
                                          ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $         50,525,208  $         97,047,475
   Net assets from contracts in payout..                21,750                 1,677
                                          --------------------  --------------------
        Total Net Assets................  $         50,546,958  $         97,049,152
                                          ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2015


                                              MIST JPMORGAN
                                              GLOBAL ACTIVE         MIST JPMORGAN      MIST LOOMIS SAYLES     MIST LORD ABBETT
                                               ALLOCATION          SMALL CAP VALUE       GLOBAL MARKETS        BOND DEBENTURE
                                           INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------  --------------------  ---------------------
ASSETS:
   Investments at fair value............  $        765,909,744  $         19,373,484  $        114,155,834  $         303,091,667
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                     --
                                          --------------------  --------------------  --------------------  ---------------------
        Total Assets....................           765,909,744            19,373,484           114,155,834            303,091,667
                                          --------------------  --------------------  --------------------  ---------------------
LIABILITIES:
   Accrued fees.........................                     3                    12                    10                     21
   Due to Metropolitan Life
     Insurance Company..................                     1                    --                    --                      2
                                          --------------------  --------------------  --------------------  ---------------------
        Total Liabilities...............                     4                    12                    10                     23
                                          --------------------  --------------------  --------------------  ---------------------

NET ASSETS..............................  $        765,909,740  $         19,373,472  $        114,155,824  $         303,091,644
                                          ====================  ====================  ====================  =====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        765,909,740  $         19,372,482  $        114,147,825  $         302,800,233
   Net assets from contracts in payout..                    --                   990                 7,999                291,411
                                          --------------------  --------------------  --------------------  ---------------------
        Total Net Assets................  $        765,909,740  $         19,373,472  $        114,155,824  $         303,091,644
                                          ====================  ====================  ====================  =====================

                                                                                          MIST MET/FRANKLIN
                                             MIST MET/ARTISAN       MIST MET/EATON          LOW DURATION       MIST MET/TEMPLETON
                                               INTERNATIONAL      VANCE FLOATING RATE       TOTAL RETURN       INTERNATIONAL BOND
                                            INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
                                          ---------------------  --------------------  ---------------------  ---------------------
ASSETS:
   Investments at fair value............  $               2,914  $         19,924,183  $          85,200,128  $          7,837,829
   Due from Metropolitan Life
     Insurance Company..................                     --                    --                     --                    --
                                          ---------------------  --------------------  ---------------------  ---------------------
        Total Assets....................                  2,914            19,924,183             85,200,128             7,837,829
                                          ---------------------  --------------------  ---------------------  ---------------------
LIABILITIES:
   Accrued fees.........................                      1                     7                     14                     9
   Due to Metropolitan Life
     Insurance Company..................                     --                     1                      1                     1
                                          ---------------------  --------------------  ---------------------  ---------------------
        Total Liabilities...............                      1                     8                     15                    10
                                          ---------------------  --------------------  ---------------------  ---------------------

NET ASSETS..............................  $               2,913  $         19,924,175  $          85,200,113  $          7,837,819
                                          =====================  ====================  =====================  =====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $               2,913  $         19,924,175  $          85,200,113  $          7,837,819
   Net assets from contracts in payout..                     --                    --                     --                    --
                                          ---------------------  --------------------  ---------------------  ---------------------
        Total Net Assets................  $               2,913  $         19,924,175  $          85,200,113  $          7,837,819
                                          =====================  ====================  =====================  =====================


                                              MIST METLIFE          MIST METLIFE
                                          ASSET ALLOCATION 100      BALANCED PLUS
                                           INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------
ASSETS:
   Investments at fair value............  $        214,215,751  $      3,272,800,746
   Due from Metropolitan Life
     Insurance Company..................                    --                    --
                                          --------------------  --------------------
        Total Assets....................           214,215,751         3,272,800,746
                                          --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    10                     5
   Due to Metropolitan Life
     Insurance Company..................                     7                    --
                                          --------------------  --------------------
        Total Liabilities...............                    17                     5
                                          --------------------  --------------------

NET ASSETS..............................  $        214,215,734  $      3,272,800,741
                                          ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        208,062,015  $      3,272,747,372
   Net assets from contracts in payout..             6,153,719                53,369
                                          --------------------  --------------------
        Total Net Assets................  $        214,215,734  $      3,272,800,741
                                          ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2015


                                              MIST METLIFE
                                               MULTI-INDEX          MIST METLIFE        MIST MFS EMERGING      MIST MFS RESEARCH
                                              TARGETED RISK        SMALL CAP VALUE       MARKETS EQUITY          INTERNATIONAL
                                           INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
                                          --------------------  --------------------  ---------------------  ---------------------
ASSETS:
   Investments at fair value............  $        774,094,514  $         15,330,467  $         49,518,865   $        201,136,446
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                     --
                                          --------------------  --------------------  ---------------------  ---------------------
        Total Assets....................           774,094,514            15,330,467            49,518,865            201,136,446
                                          --------------------  --------------------  ---------------------  ---------------------
LIABILITIES:
   Accrued fees.........................                     6                     7                     9                     24
   Due to Metropolitan Life
     Insurance Company..................                     1                    --                     1                     10
                                          --------------------  --------------------  ---------------------  ---------------------
        Total Liabilities...............                     7                     7                    10                     34
                                          --------------------  --------------------  ---------------------  ---------------------

NET ASSETS..............................  $        774,094,507  $         15,330,460  $         49,518,855   $        201,136,412
                                          ====================  ====================  =====================  =====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        774,094,507  $         15,330,460  $         49,510,781   $        200,684,821
   Net assets from contracts in payout..                    --                    --                 8,074                451,591
                                          --------------------  --------------------  ---------------------  ---------------------
        Total Net Assets................  $        774,094,507  $         15,330,460  $         49,518,855   $        201,136,412
                                          ====================  ====================  =====================  =====================

                                                                                           MIST PANAGORA          MIST PIMCO
                                           MIST MORGAN STANLEY     MIST OPPENHEIMER     GLOBAL DIVERSIFIED    INFLATION PROTECTED
                                             MID CAP GROWTH          GLOBAL EQUITY             RISK                  BOND
                                           INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                          ---------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value............  $        318,386,792   $        268,477,414  $         27,029,563  $        451,404,406
   Due from Metropolitan Life
     Insurance Company..................                    --                     --                    --                    --
                                          ---------------------  --------------------  --------------------  --------------------
        Total Assets....................           318,386,792            268,477,414            27,029,563           451,404,406
                                          ---------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    21                     20                     5                    16
   Due to Metropolitan Life
     Insurance Company..................                     3                      6                     1                     2
                                          ---------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                    24                     26                     6                    18
                                          ---------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $        318,386,768   $        268,477,388  $         27,029,557  $        451,404,388
                                          =====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        317,951,844   $        268,202,355  $         27,029,557  $        450,883,000
   Net assets from contracts in payout..               434,924                275,033                    --               521,388
                                          ---------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $        318,386,768   $        268,477,388  $         27,029,557  $        451,404,388
                                          =====================  ====================  ====================  ====================


                                               MIST PIMCO           MIST PIONEER
                                              TOTAL RETURN              FUND
                                           INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------
ASSETS:
   Investments at fair value............  $        994,182,982  $              6,821
   Due from Metropolitan Life
     Insurance Company..................                     3                    --
                                          --------------------  --------------------
        Total Assets....................           994,182,985                 6,821
                                          --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    15                     1
   Due to Metropolitan Life
     Insurance Company..................                    --                    --
                                          --------------------  --------------------
        Total Liabilities...............                    15                     1
                                          --------------------  --------------------

NET ASSETS..............................  $        994,182,970  $              6,820
                                          ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        993,518,628  $              6,820
   Net assets from contracts in payout..               664,342                    --
                                          --------------------  --------------------
        Total Net Assets................  $        994,182,970  $              6,820
                                          ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2015


                                              MIST PIONEER          MIST PYRAMIS          MIST PYRAMIS         MIST SCHRODERS
                                            STRATEGIC INCOME      GOVERNMENT INCOME       MANAGED RISK       GLOBAL MULTI-ASSET
                                           INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value............  $         75,506,629  $        511,078,032  $        309,530,809  $        498,402,476
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Assets....................            75,506,629           511,078,032           309,530,809           498,402,476
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                     5                     6                     3                     6
   Due to Metropolitan Life
     Insurance Company..................                     1                    --                     1                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                     6                     6                     4                     6
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $         75,506,623  $        511,078,026  $        309,530,805  $        498,402,470
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $         75,498,075  $        511,068,585  $        309,530,805  $        498,400,598
   Net assets from contracts in payout..                 8,548                 9,441                    --                 1,872
                                          --------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $         75,506,623  $        511,078,026  $        309,530,805  $        498,402,470
                                          ====================  ====================  ====================  ====================

                                            MIST SSGA GROWTH          MIST SSGA       MIST T. ROWE PRICE   MIST T. ROWE PRICE
                                             AND INCOME ETF          GROWTH ETF         LARGE CAP VALUE      MID CAP GROWTH
                                           INVESTMENT DIVISION   INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                          --------------------  --------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............  $       880,260,127   $       148,082,216   $           137,799  $       456,943,198
   Due from Metropolitan Life
     Insurance Company..................                   --                    --                    --                   --
                                          --------------------  --------------------  -------------------  -------------------
        Total Assets....................          880,260,127           148,082,216               137,799          456,943,198
                                          --------------------  --------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                    8                    13                     2                   11
   Due to Metropolitan Life
     Insurance Company..................                    1                     1                     1                    3
                                          --------------------  --------------------  -------------------  -------------------
        Total Liabilities...............                    9                    14                     3                   14
                                          --------------------  --------------------  -------------------  -------------------

NET ASSETS..............................  $       880,260,118   $       148,082,202   $           137,796  $       456,943,184
                                          ====================  ====================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $       880,039,774   $       148,072,130   $           137,796  $       456,588,533
   Net assets from contracts in payout..              220,344                10,072                    --              354,651
                                          --------------------  --------------------  -------------------  -------------------
        Total Net Assets................  $       880,260,118   $       148,082,202   $           137,796  $       456,943,184
                                          ====================  ====================  ===================  ===================

                                              MIST TCW CORE           MIST WMC
                                              FIXED INCOME       LARGE CAP RESEARCH
                                           INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------
ASSETS:
   Investments at fair value............  $             20,664  $        710,595,089
   Due from Metropolitan Life
     Insurance Company..................                    --                    --
                                          --------------------  --------------------
        Total Assets....................                20,664           710,595,089
                                          --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                     1                    20
   Due to Metropolitan Life
     Insurance Company..................                    --                     5
                                          --------------------  --------------------
        Total Liabilities...............                     1                    25
                                          --------------------  --------------------

NET ASSETS..............................  $             20,663  $        710,595,064
                                          ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $             20,663  $        703,887,875
   Net assets from contracts in payout..                    --             6,707,189
                                          --------------------  --------------------
        Total Net Assets................  $             20,663  $        710,595,064
                                          ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2015


                                                                                       MSF BAILLIE GIFFORD      MSF BARCLAYS
                                               VARIABLE B            VARIABLE C        INTERNATIONAL STOCK  AGGREGATE BOND INDEX
                                           INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------  --------------------  ---------------------
ASSETS:
   Investments at fair value............  $         12,212,076  $          1,368,738  $        126,876,639  $      1,156,862,432
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                    --
                                          --------------------  --------------------  --------------------  ---------------------
        Total Assets....................            12,212,076             1,368,738           126,876,639         1,156,862,432
                                          --------------------  --------------------  --------------------  ---------------------
LIABILITIES:
   Accrued fees.........................                    --                    --                    23                    17
   Due to Metropolitan Life
     Insurance Company..................                    --                    --                     1                     5
                                          --------------------  --------------------  --------------------  ---------------------
        Total Liabilities...............                    --                    --                    24                    22
                                          --------------------  --------------------  --------------------  ---------------------

NET ASSETS..............................  $         12,212,076  $          1,368,738  $        126,876,615  $      1,156,862,410
                                          ====================  ====================  ====================  =====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $         11,927,327  $          1,368,738  $        126,563,914  $      1,154,149,963
   Net assets from contracts in payout..               284,749                    --               312,701             2,712,447
                                          --------------------  --------------------  --------------------  ---------------------
        Total Net Assets................  $         12,212,076  $          1,368,738  $        126,876,615  $      1,156,862,410
                                          ====================  ====================  ====================  =====================

                                              MSF BLACKROCK         MSF BLACKROCK          MSF BLACKROCK          MSF BLACKROCK
                                               BOND INCOME      CAPITAL APPRECIATION      LARGE CAP VALUE         MONEY MARKET
                                           INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                          --------------------  ---------------------  --------------------  ---------------------
ASSETS:
   Investments at fair value............  $        478,889,275  $         180,849,263  $        241,297,390  $          65,638,463
   Due from Metropolitan Life
     Insurance Company..................                    --                      3                    14                      5
                                          --------------------  ---------------------  --------------------  ---------------------
        Total Assets....................           478,889,275            180,849,266           241,297,404             65,638,468
                                          --------------------  ---------------------  --------------------  ---------------------
LIABILITIES:
   Accrued fees.........................                    19                     18                    14                     10
   Due to Metropolitan Life
     Insurance Company..................                     3                     --                    --                     --
                                          --------------------  ---------------------  --------------------  ---------------------
        Total Liabilities...............                    22                     18                    14                     10
                                          --------------------  ---------------------  --------------------  ---------------------

NET ASSETS..............................  $        478,889,253  $         180,849,248  $        241,297,390  $          65,638,458
                                          ====================  =====================  ====================  =====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        476,290,998  $         179,894,766  $        241,237,685  $          65,167,960
   Net assets from contracts in payout..             2,598,255                954,482                59,705                470,498
                                          --------------------  ---------------------  --------------------  ---------------------
        Total Net Assets................  $        478,889,253  $         180,849,248  $        241,297,390  $          65,638,458
                                          ====================  =====================  ====================  =====================

                                              MSF FRONTIER           MSF JENNISON
                                             MID CAP GROWTH             GROWTH
                                           INVESTMENT DIVISION    INVESTMENT DIVISION
                                          --------------------  ---------------------
ASSETS:
   Investments at fair value............  $        481,166,024  $         184,782,577
   Due from Metropolitan Life
     Insurance Company..................                    --                     --
                                          --------------------  ---------------------
        Total Assets....................           481,166,024            184,782,577
                                          --------------------  ---------------------
LIABILITIES:
   Accrued fees.........................                    16                     18
   Due to Metropolitan Life
     Insurance Company..................                     4                      6
                                          --------------------  ---------------------
        Total Liabilities...............                    20                     24
                                          --------------------  ---------------------

NET ASSETS..............................  $        481,166,004  $         184,782,553
                                          ====================  =====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        480,556,205  $         184,418,962
   Net assets from contracts in payout..               609,799                363,591
                                          --------------------  ---------------------
        Total Net Assets................  $        481,166,004  $         184,782,553
                                          ====================  =====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2015


                                                                                                              MSF MET/DIMENSIONAL
                                            MSF LOOMIS SAYLES     MSF LOOMIS SAYLES       MSF MET/ARTISAN     INTERNATIONAL SMALL
                                             SMALL CAP CORE       SMALL CAP GROWTH         MID CAP VALUE            COMPANY
                                           INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------  ---------------------  ---------------------
ASSETS:
   Investments at fair value............  $        170,029,586  $         51,758,295  $         200,994,499  $           7,726,131
   Due from Metropolitan Life
     Insurance Company..................                     3                    --                     --                     --
                                          --------------------  --------------------  ---------------------  ---------------------
        Total Assets....................           170,029,589            51,758,295            200,994,499              7,726,131
                                          --------------------  --------------------  ---------------------  ---------------------
LIABILITIES:
   Accrued fees.........................                    19                    14                     16                      9
   Due to Metropolitan Life
     Insurance Company..................                    --                     1                      3                      1
                                          --------------------  --------------------  ---------------------  ---------------------
        Total Liabilities...............                    19                    15                     19                     10
                                          --------------------  --------------------  ---------------------  ---------------------

NET ASSETS..............................  $        170,029,570  $         51,758,280  $         200,994,480  $           7,726,121
                                          ====================  ====================  =====================  =====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        169,013,727  $         51,704,626  $         200,233,631  $           7,726,121
   Net assets from contracts in payout..             1,015,843                53,654                760,849                     --
                                          --------------------  --------------------  ---------------------  ---------------------
        Total Net Assets................  $        170,029,570  $         51,758,280  $         200,994,480  $           7,726,121
                                          ====================  ====================  =====================  =====================


                                               MSF METLIFE           MSF METLIFE            MSF METLIFE           MSF METLIFE
                                           ASSET ALLOCATION 20   ASSET ALLOCATION 40    ASSET ALLOCATION 60   ASSET ALLOCATION 80
                                           INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------  ---------------------  ---------------------
ASSETS:
   Investments at fair value............  $        471,604,400  $      1,274,255,466  $       3,978,556,732  $       1,834,003,585
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                     --                     --
                                          --------------------  --------------------  ---------------------  ---------------------
        Total Assets....................           471,604,400         1,274,255,466          3,978,556,732          1,834,003,585
                                          --------------------  --------------------  ---------------------  ---------------------
LIABILITIES:
   Accrued fees.........................                     6                     5                      2                      7
   Due to Metropolitan Life
     Insurance Company..................                     2                     2                      4                      2
                                          --------------------  --------------------  ---------------------  ---------------------
        Total Liabilities...............                     8                     7                      6                      9
                                          --------------------  --------------------  ---------------------  ---------------------

NET ASSETS..............................  $        471,604,392  $      1,274,255,459  $       3,978,556,726  $       1,834,003,576
                                          ====================  ====================  =====================  =====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        471,584,801  $      1,273,839,571  $       3,976,826,409  $       1,831,164,288
   Net assets from contracts in payout..                19,591               415,888              1,730,317              2,839,288
                                          --------------------  --------------------  ---------------------  ---------------------
        Total Net Assets................  $        471,604,392  $      1,274,255,459  $       3,978,556,726  $       1,834,003,576
                                          ====================  ====================  =====================  =====================


                                               MSF METLIFE            MSF METLIFE
                                           MID CAP STOCK INDEX        STOCK INDEX
                                           INVESTMENT DIVISION    INVESTMENT DIVISION
                                          ---------------------  --------------------
ASSETS:
   Investments at fair value............  $        508,407,690   $      2,922,726,207
   Due from Metropolitan Life
     Insurance Company..................                     6                     --
                                          ---------------------  --------------------
        Total Assets....................           508,407,696          2,922,726,207
                                          ---------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    16                     12
   Due to Metropolitan Life
     Insurance Company..................                    --                     27
                                          ---------------------  --------------------
        Total Liabilities...............                    16                     39
                                          ---------------------  --------------------

NET ASSETS..............................  $        508,407,680   $      2,922,726,168
                                          =====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        507,661,457   $      2,891,326,659
   Net assets from contracts in payout..               746,223             31,399,509
                                          ---------------------  --------------------
        Total Net Assets................  $        508,407,680   $      2,922,726,168
                                          =====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2015



                                              MSF MFS TOTAL                                 MSF MSCI            MSF NEUBERGER
                                                 RETURN             MSF MFS VALUE          EAFE INDEX          BERMAN GENESIS
                                           INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value............  $        143,114,175  $        475,285,651  $        494,277,870  $        289,271,365
   Due from Metropolitan Life
     Insurance Company..................                    --                     1                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Assets....................           143,114,175           475,285,652           494,277,870           289,271,365
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    11                    19                    17                    22
   Due to Metropolitan Life
     Insurance Company..................                     1                    --                     3                     2
                                          --------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                    12                    19                    20                    24
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $        143,114,163  $        475,285,633  $        494,277,850  $        289,271,341
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        141,170,845  $        469,815,462  $        493,853,235  $        288,701,402
   Net assets from contracts in payout..             1,943,318             5,470,171               424,615               569,939
                                          --------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $        143,114,163  $        475,285,633  $        494,277,850  $        289,271,341
                                          ====================  ====================  ====================  ====================


                                            MSF RUSSELL 2000      MSF T. ROWE PRICE     MSF T. ROWE PRICE    MSF VAN ECK GLOBAL
                                                  INDEX           LARGE CAP GROWTH      SMALL CAP GROWTH      NATURAL RESOURCES
                                           INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value............  $        318,122,039  $        499,123,194  $        405,415,347  $         31,642,409
   Due from Metropolitan Life
     Insurance Company..................                    24                     9                     5                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Assets....................           318,122,063           499,123,203           405,415,352            31,642,409
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    19                    19                    17                     9
   Due to Metropolitan Life
     Insurance Company..................                    --                    --                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                    19                    19                    17                     9
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $        318,122,044  $        499,123,184  $        405,415,335  $         31,642,400
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        317,745,480  $        490,322,800  $        404,998,994  $         31,642,400
   Net assets from contracts in payout..               376,564             8,800,384               416,341                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $        318,122,044  $        499,123,184  $        405,415,335  $         31,642,400
                                          ====================  ====================  ====================  ====================

                                            MSF WESTERN ASSET      MSF WESTERN ASSET
                                          MANAGEMENT STRATEGIC        MANAGEMENT
                                           BOND OPPORTUNITIES       U.S. GOVERNMENT
                                           INVESTMENT DIVISION    INVESTMENT DIVISION
                                          ---------------------  --------------------
ASSETS:
   Investments at fair value............  $        189,250,266   $        179,151,874
   Due from Metropolitan Life
     Insurance Company..................                    --                     --
                                          ---------------------  --------------------
        Total Assets....................           189,250,266            179,151,874
                                          ---------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    22                     20
   Due to Metropolitan Life
     Insurance Company..................                     2                      2
                                          ---------------------  --------------------
        Total Liabilities...............                    24                     22
                                          ---------------------  --------------------

NET ASSETS..............................  $        189,250,242   $        179,151,852
                                          =====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        188,106,515   $        178,829,304
   Net assets from contracts in payout..             1,143,727                322,548
                                          ---------------------  --------------------
        Total Net Assets................  $        189,250,242   $        179,151,852
                                          =====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
                              DECEMBER 31, 2015


                                                                                             PIMCO VIT              PIMCO VIT
                                                 MSF WMC            MSF WMC CORE        COMMODITYREALRETURN     EMERGING MARKETS
                                                BALANCED        EQUITY OPPORTUNITIES         STRATEGY                 BOND
                                           INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                          --------------------  ---------------------  ---------------------  --------------------
ASSETS:
   Investments at fair value............  $        613,073,229  $        568,631,573   $             43,878   $             67,779
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                     --                     --
                                          --------------------  ---------------------  ---------------------  --------------------
        Total Assets....................           613,073,229           568,631,573                 43,878                 67,779
                                          --------------------  ---------------------  ---------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    12                    12                      3                      3
   Due to Metropolitan Life
     Insurance Company..................                     5                     1                     --                      1
                                          --------------------  ---------------------  ---------------------  --------------------
        Total Liabilities...............                    17                    13                      3                      4
                                          --------------------  ---------------------  ---------------------  --------------------

NET ASSETS..............................  $        613,073,212  $        568,631,560   $             43,875   $             67,775
                                          ====================  =====================  =====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        605,417,586  $        566,228,806   $             43,875   $             67,775
   Net assets from contracts in payout..             7,655,626             2,402,754                     --                     --
                                          --------------------  ---------------------  ---------------------  --------------------
        Total Net Assets................  $        613,073,212  $        568,631,560   $             43,875   $             67,775
                                          ====================  =====================  =====================  ====================

                                                PIMCO VIT         TAP 1919 VARIABLE                              VAN ECK VIP
                                              UNCONSTRAINED      SOCIALLY RESPONSIVE       UIF GLOBAL            LONG/SHORT
                                                  BOND                BALANCED           INFRASTRUCTURE         EQUITY INDEX
                                           INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value............  $             63,385  $              2,113  $             58,002  $             30,417
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Assets....................                63,385                 2,113                58,002                30,417
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                     3                     1                     2                     1
   Due to Metropolitan Life
     Insurance Company..................                    --                    --                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                     3                     1                     2                     1
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $             63,382  $              2,112  $             58,000  $             30,416
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $             63,382  $              2,112  $             58,000  $             30,416
   Net assets from contracts in payout..                    --                    --                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $             63,382  $              2,112  $             58,000  $             30,416
                                          ====================  ====================  ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                          STATEMENTS OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 2015


                                                                       AMERICAN FUNDS
                                                AMERICAN FUNDS          GLOBAL SMALL         AMERICAN FUNDS
                                                     BOND              CAPITALIZATION            GROWTH
                                              INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
                                             ---------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $           1,625,064  $                 --  $          6,114,759
                                             ---------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.....................              1,262,731             6,814,770            12,982,482
      Administrative charges...............                211,397             1,069,796             1,909,496
                                             ---------------------  --------------------  --------------------
         Total expenses....................              1,474,128             7,884,566            14,891,978
                                             ---------------------  --------------------  --------------------
           Net investment income (loss)....                150,936           (7,884,566)           (8,777,219)
                                             ---------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........              1,973,430            41,809,643           216,249,559
      Realized gains (losses) on sale of
         investments.......................              (238,967)            16,727,929            38,504,666
                                             ---------------------  --------------------  --------------------
           Net realized gains (losses).....              1,734,463            58,537,572           254,754,225
                                             ---------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments....................            (3,007,879)          (52,298,515)         (190,134,254)
                                             ---------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................            (1,273,416)             6,239,057            64,619,971
                                             ---------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $         (1,122,480)  $        (1,645,509)  $         55,842,752
                                             =====================  ====================  ====================


                                                 AMERICAN FUNDS        BLACKROCK GLOBAL         CALVERT VP SRI
                                                  GROWTH-INCOME         ALLOCATION V.I.            BALANCED
                                               INVESTMENT DIVISION  INVESTMENT DIVISION (a)   INVESTMENT DIVISION
                                             ---------------------  -----------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $          10,833,485   $              3,205    $             64,611
                                             ---------------------  -----------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.....................             10,592,606                  3,024                 616,221
      Administrative charges...............              1,605,058                    436                  36,959
                                             ---------------------  -----------------------  --------------------
         Total expenses....................             12,197,664                  3,460                 653,180
                                             ---------------------  -----------------------  --------------------
           Net investment income (loss)....            (1,364,179)                  (255)               (588,569)
                                             ---------------------  -----------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........            123,868,184                 25,042                 232,387
      Realized gains (losses) on sale of
         investments.......................             23,745,458                  (154)                 493,995
                                             ---------------------  -----------------------  --------------------
           Net realized gains (losses).....            147,613,642                 24,888                 726,382
                                             ---------------------  -----------------------  --------------------
      Change in unrealized gains (losses)
         on investments....................          (145,069,760)               (52,286)             (1,936,948)
                                             ---------------------  -----------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................              2,543,882               (27,398)             (1,210,566)
                                             ---------------------  -----------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $           1,179,703   $           (27,653)    $        (1,799,135)
                                             =====================  =======================  ====================


                                                 CALVERT VP SRI         FIDELITY VIP           FIDELITY VIP
                                                 MID CAP GROWTH          CONTRAFUND            EQUITY-INCOME
                                               INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
                                             ---------------------  ---------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $                  --  $                 143  $          2,618,455
                                             ---------------------  ---------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.....................                123,383                    153               811,054
      Administrative charges...............                     --                     13                61,755
                                             ---------------------  ---------------------  --------------------
         Total expenses....................                123,383                    166               872,809
                                             ---------------------  ---------------------  --------------------
           Net investment income (loss)....              (123,383)                   (23)             1,745,646
                                             ---------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                391,743                  1,130             8,236,896
      Realized gains (losses) on sale of
         investments.......................                360,675                   (42)              (24,575)
                                             ---------------------  ---------------------  --------------------
           Net realized gains (losses).....                752,418                  1,088             8,212,321
                                             ---------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments....................            (1,082,266)                (1,174)          (14,134,540)
                                             ---------------------  ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................              (329,848)                   (86)           (5,922,219)
                                             ---------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $           (453,231)  $               (109)  $        (4,176,573)
                                             =====================  =====================  ====================


                                                 FIDELITY VIP
                                               FUNDSMANAGER 50%
                                              INVESTMENT DIVISION
                                             --------------------
INVESTMENT INCOME:
      Dividends............................  $          3,319,320
                                             --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.....................             5,213,035
      Administrative charges...............                    --
                                             --------------------
         Total expenses....................             5,213,035
                                             --------------------
           Net investment income (loss)....           (1,893,715)
                                             --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........             8,210,790
      Realized gains (losses) on sale of
         investments.......................               186,890
                                             --------------------
           Net realized gains (losses).....             8,397,680
                                             --------------------
      Change in unrealized gains (losses)
         on investments....................          (12,419,817)
                                             --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................           (4,022,137)
                                             --------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $        (5,915,852)
                                             ====================

(a) Commenced November 19, 2014 and began transactions in 2015.
(b) Commenced December 13, 2013 and began transactions in 2015.
(c) For the period May 1, 2015 to December 31, 2015.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2015



                                                                         FIDELITY VIP
                                                   FIDELITY VIP           GOVERNMENT
                                                 FUNDSMANAGER 60%        MONEY MARKET        FIDELITY VIP GROWTH
                                                INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
                                               --------------------  --------------------  ---------------------
INVESTMENT INCOME:
      Dividends..............................  $          3,369,275  $              2,115  $             247,958
                                               --------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................             5,958,433               114,837                919,055
      Administrative charges.................                    --                    --                     --
                                               --------------------  --------------------  ---------------------
         Total expenses......................             5,958,433               114,837                919,055
                                               --------------------  --------------------  ---------------------
           Net investment income (loss)......           (2,589,158)             (112,722)              (671,097)
                                               --------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............            20,738,141                    --              3,034,863
      Realized gains (losses) on sale of
         investments.........................             2,883,190                    --              4,032,580
                                               --------------------  --------------------  ---------------------
           Net realized gains (losses).......            23,621,331                    --              7,067,443
                                               --------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................          (25,990,981)                    --              (517,117)
                                               --------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................           (2,369,650)                    --              6,550,326
                                               --------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $        (4,958,808)  $          (112,722)  $           5,879,229
                                               ====================  ====================  =====================


                                                   FIDELITY VIP                                    LMPVET PERMAL
                                                 INVESTMENT GRADE       IVY FUNDS VIP ASSET         ALTERNATIVE
                                                       BOND                  STRATEGY               SELECT VIT
                                                INVESTMENT DIVISION   INVESTMENT DIVISION (a)   INVESTMENT DIVISION
                                               ---------------------  -----------------------  ---------------------
INVESTMENT INCOME:
      Dividends..............................  $             366,559  $                  11    $              13,296
                                               ---------------------  -----------------------  ---------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................                138,368                     29                    9,881
      Administrative charges.................                     --                      6                    2,143
                                               ---------------------  -----------------------  ---------------------
         Total expenses......................                138,368                     35                   12,024
                                               ---------------------  -----------------------  ---------------------
           Net investment income (loss)......                228,191                   (24)                    1,272
                                               ---------------------  -----------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                 12,102                    506                   13,414
      Realized gains (losses) on sale of
         investments.........................                (2,082)                   (14)                    (635)
                                               ---------------------  -----------------------  ---------------------
           Net realized gains (losses).......                 10,020                    492                   12,779
                                               ---------------------  -----------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................              (449,055)                  (781)                (124,344)
                                               ---------------------  -----------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................              (439,035)                  (289)                (111,565)
                                               ---------------------  -----------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $           (210,844)  $               (313)    $           (110,293)
                                               =====================  =======================  =====================

                                                                             MIST
                                                                        ALLIANZ GLOBAL         MIST AMERICAN
                                                  MIST AB GLOBAL       INVESTORS DYNAMIC      FUNDS BALANCED
                                                DYNAMIC ALLOCATION     MULTI-ASSET PLUS         ALLOCATION
                                                INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  --------------------  ---------------------
INVESTMENT INCOME:
      Dividends..............................  $         53,082,120  $            578,644  $          11,377,715
                                               --------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................            16,129,346               320,265              8,265,455
      Administrative charges.................             4,068,774                79,173              1,986,103
                                               --------------------  --------------------  ---------------------
         Total expenses......................            20,198,120               399,438             10,251,558
                                               --------------------  --------------------  ---------------------
           Net investment income (loss)......            32,884,000               179,206              1,126,157
                                               --------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............            56,567,310                55,857             42,813,779
      Realized gains (losses) on sale of
         investments.........................             7,182,184                 5,224              5,518,361
                                               --------------------  --------------------  ---------------------
           Net realized gains (losses).......            63,749,494                61,081             48,332,140
                                               --------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................         (107,044,699)           (1,990,605)           (65,120,634)
                                               --------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................          (43,295,205)           (1,929,524)           (16,788,494)
                                               --------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $       (10,411,205)  $        (1,750,318)  $        (15,662,337)
                                               ====================  ====================  =====================


                                                   MIST AMERICAN
                                                   FUNDS GROWTH
                                                    ALLOCATION
                                                INVESTMENT DIVISION
                                               --------------------
INVESTMENT INCOME:
      Dividends..............................  $          5,562,178
                                               --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................             4,377,329
      Administrative charges.................             1,006,380
                                               --------------------
         Total expenses......................             5,383,709
                                               --------------------
           Net investment income (loss)......               178,469
                                               --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............            27,284,357
      Realized gains (losses) on sale of
         investments.........................             6,241,323
                                               --------------------
           Net realized gains (losses).......            33,525,680
                                               --------------------
      Change in unrealized gains (losses)
         on investments......................          (41,675,699)
                                               --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................           (8,150,019)
                                               --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $        (7,971,550)
                                               ====================

(a) Commenced November 19, 2014 and began transactions in 2015.
(b) Commenced December 13, 2013 and began transactions in 2015.
(c) For the period May 1, 2015 to December 31, 2015.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2015


                                                                          MIST AMERICAN
                                                    MIST AMERICAN        FUNDS MODERATE         MIST AQR GLOBAL
                                                    FUNDS GROWTH           ALLOCATION            RISK BALANCED
                                                 INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
                                               ---------------------  --------------------  ---------------------
INVESTMENT INCOME:
      Dividends..............................  $           3,290,122  $         14,485,601  $          80,664,667
                                               ---------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................              3,881,698             9,947,778             14,608,212
      Administrative charges.................                946,877             2,381,304              3,677,089
                                               ---------------------  --------------------  ---------------------
         Total expenses......................              4,828,575            12,329,082             18,285,301
                                               ---------------------  --------------------  ---------------------
           Net investment income (loss)......            (1,538,453)             2,156,519             62,379,366
                                               ---------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............             33,702,290            42,631,212            144,484,250
      Realized gains (losses) on sale of
         investments.........................             11,475,243             5,966,783           (13,746,064)
                                               ---------------------  --------------------  ---------------------
           Net realized gains (losses).......             45,177,533            48,597,995            130,738,186
                                               ---------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................           (24,339,670)          (69,397,017)          (348,140,416)
                                               ---------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................             20,837,863          (20,799,022)          (217,402,230)
                                               ---------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $          19,299,410  $       (18,642,503)  $       (155,022,864)
                                               =====================  ====================  =====================

                                                  MIST BLACKROCK
                                                  GLOBAL TACTICAL       MIST BLACKROCK       MIST CLARION GLOBAL
                                                    STRATEGIES            HIGH YIELD             REAL ESTATE
                                                INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
                                               --------------------  --------------------  ---------------------
INVESTMENT INCOME:
      Dividends..............................  $         31,527,110  $              4,423  $           9,606,080
                                               --------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................            20,361,273                   752              2,640,207
      Administrative charges.................             5,137,123                   162                522,792
                                               --------------------  --------------------  ---------------------
         Total expenses......................            25,498,396                   914              3,162,999
                                               --------------------  --------------------  ---------------------
           Net investment income (loss)......             6,028,714                 3,509              6,443,081
                                               --------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............            81,933,828                   501                     --
      Realized gains (losses) on sale of
         investments.........................             5,624,262                 (189)            (1,517,055)
                                               --------------------  --------------------  ---------------------
           Net realized gains (losses).......            87,558,090                   312            (1,517,055)
                                               --------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................         (120,602,820)              (12,432)           (11,514,293)
                                               --------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................          (33,044,730)              (12,120)           (13,031,348)
                                               --------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $       (27,016,016)  $            (8,611)  $         (6,588,267)
                                               ====================  ====================  =====================

                                                                                                   MIST HARRIS
                                                 MIST CLEARBRIDGE      MIST GOLDMAN SACHS            OAKMARK
                                                 AGGRESSIVE GROWTH        MID CAP VALUE           INTERNATIONAL
                                                INVESTMENT DIVISION  INVESTMENT DIVISION (a)   INVESTMENT DIVISION
                                               --------------------  -----------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $          1,655,098  $                 385    $         16,536,938
                                               --------------------  -----------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................             6,940,689                    821               5,701,637
      Administrative charges.................             1,424,065                    196               1,180,990
                                               --------------------  -----------------------  --------------------
         Total expenses......................             8,364,754                  1,017               6,882,627
                                               --------------------  -----------------------  --------------------
           Net investment income (loss)......           (6,709,656)                  (632)               9,654,311
                                               --------------------  -----------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --                 14,987              51,083,036
      Realized gains (losses) on sale of
         investments.........................            15,150,000                  (196)               2,217,625
                                               --------------------  -----------------------  --------------------
           Net realized gains (losses).......            15,150,000                 14,791              53,300,661
                                               --------------------  -----------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................          (41,596,728)               (30,255)            (92,293,852)
                                               --------------------  -----------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................          (26,446,728)               (15,464)            (38,993,191)
                                               --------------------  -----------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $       (33,156,384)  $            (16,096)    $       (29,338,880)
                                               ====================  =======================  ====================

                                                    MIST INVESCO
                                                    BALANCED-RISK
                                                     ALLOCATION
                                                 INVESTMENT DIVISION
                                               ---------------------
INVESTMENT INCOME:
      Dividends..............................  $          12,780,607
                                               ---------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................              4,652,245
      Administrative charges.................              1,151,528
                                               ---------------------
         Total expenses......................              5,803,773
                                               ---------------------
           Net investment income (loss)......              6,976,834
                                               ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............             32,790,649
      Realized gains (losses) on sale of
         investments.........................              (222,757)
                                               ---------------------
           Net realized gains (losses).......             32,567,892
                                               ---------------------
      Change in unrealized gains (losses)
         on investments......................           (64,874,713)
                                               ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................           (32,306,821)
                                               ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $        (25,329,987)
                                               =====================

(a) Commenced November 19, 2014 and began transactions in 2015.
(b) Commenced December 13, 2013 and began transactions in 2015.
(c) For the period May 1, 2015 to December 31, 2015.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2015



                                                    MIST INVESCO            MIST INVESCO          MIST INVESCO
                                                      COMSTOCK              MID CAP VALUE       SMALL CAP GROWTH
                                               INVESTMENT DIVISION (b)   INVESTMENT DIVISION   INVESTMENT DIVISION
                                               -----------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................   $                111    $          2,604,822  $              1,965
                                               -----------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................                     47               5,159,368               586,867
      Administrative charges.................                     10                 832,041               109,294
                                               -----------------------  --------------------  --------------------
         Total expenses......................                     57               5,991,409               696,161
                                               -----------------------  --------------------  --------------------
           Net investment income (loss)......                     54             (3,386,587)             (694,196)
                                               -----------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    129              23,248,262            13,773,784
      Realized gains (losses) on sale of
         investments.........................                   (12)               6,934,123             1,170,156
                                               -----------------------  --------------------  --------------------
           Net realized gains (losses).......                    117              30,182,385            14,943,940
                                               -----------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................                  (918)            (73,076,355)          (15,578,333)
                                               -----------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                  (801)            (42,893,970)             (634,393)
                                               -----------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........   $              (747)    $       (46,280,557)  $        (1,328,589)
                                               =======================  ====================  ====================

                                                                         MIST JPMORGAN
                                                   MIST JPMORGAN         GLOBAL ACTIVE         MIST JPMORGAN
                                                     CORE BOND            ALLOCATION          SMALL CAP VALUE
                                                INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $          2,275,737  $         19,160,228  $            229,099
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................             1,039,541             7,119,927               208,871
      Administrative charges.................               246,596             1,782,453                51,039
                                               --------------------  --------------------  --------------------
         Total expenses......................             1,286,137             8,902,380               259,910
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......               989,600            10,257,848              (30,811)
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --            33,211,062             1,779,836
      Realized gains (losses) on sale of
         investments.........................              (77,075)               510,162               242,129
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......              (77,075)            33,721,224             2,021,965
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................           (1,738,113)          (47,806,552)           (3,780,603)
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................           (1,815,188)          (14,085,328)           (1,758,638)
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $          (825,588)  $        (3,827,480)  $        (1,789,449)
                                               ====================  ====================  ====================


                                                MIST LOOMIS SAYLES     MIST LORD ABBETT       MIST MET/ARTISAN
                                                  GLOBAL MARKETS        BOND DEBENTURE          INTERNATIONAL
                                                INVESTMENT DIVISION   INVESTMENT DIVISION  INVESTMENT DIVISION (a)
                                               --------------------  --------------------  -----------------------
INVESTMENT INCOME:
      Dividends..............................  $          1,922,234  $         18,103,042   $                  22
                                               --------------------  --------------------  -----------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................             1,269,368             3,501,490                      29
      Administrative charges.................               283,544               664,818                       6
                                               --------------------  --------------------  -----------------------
         Total expenses......................             1,552,912             4,166,308                      35
                                               --------------------  --------------------  -----------------------
           Net investment income (loss)......               369,322            13,936,734                    (13)
                                               --------------------  --------------------  -----------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --            13,254,681                      --
      Realized gains (losses) on sale of
         investments.........................             2,472,090               595,095                     (1)
                                               --------------------  --------------------  -----------------------
           Net realized gains (losses).......             2,472,090            13,849,776                     (1)
                                               --------------------  --------------------  -----------------------
      Change in unrealized gains (losses)
         on investments......................           (2,653,598)          (38,009,062)                   (202)
                                               --------------------  --------------------  -----------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................             (181,508)          (24,159,286)                   (203)
                                               --------------------  --------------------  -----------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $            187,814  $       (10,222,552)   $               (216)
                                               ====================  ====================  =======================


                                                  MIST MET/EATON
                                                VANCE FLOATING RATE
                                                INVESTMENT DIVISION
                                               --------------------
INVESTMENT INCOME:
      Dividends..............................  $            697,326
                                               --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................               209,814
      Administrative charges.................                50,026
                                               --------------------
         Total expenses......................               259,840
                                               --------------------
           Net investment income (loss)......               437,486
                                               --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --
      Realized gains (losses) on sale of
         investments.........................              (98,316)
                                               --------------------
           Net realized gains (losses).......              (98,316)
                                               --------------------
      Change in unrealized gains (losses)
         on investments......................             (773,496)
                                               --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................             (871,812)
                                               --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $          (434,326)
                                               ====================

(a) Commenced November 19, 2014 and began transactions in 2015.
(b) Commenced December 13, 2013 and began transactions in 2015.
(c) For the period May 1, 2015 to December 31, 2015.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2015


                                                 MIST MET/FRANKLIN
                                                   LOW DURATION        MIST MET/TEMPLETON       MIST METLIFE
                                                   TOTAL RETURN        INTERNATIONAL BOND   ASSET ALLOCATION 100
                                                INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
                                               ---------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $           2,775,634  $            678,690  $          3,211,205
                                               ---------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................                937,803                83,379             2,295,420
      Administrative charges.................                213,546                20,738               562,718
                                               ---------------------  --------------------  --------------------
         Total expenses......................              1,151,349               104,117             2,858,138
                                               ---------------------  --------------------  --------------------
           Net investment income (loss)......              1,624,285               574,573               353,067
                                               ---------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                     --                15,082            17,126,423
      Realized gains (losses) on sale of
         investments.........................              (338,968)              (89,354)             5,129,052
                                               ---------------------  --------------------  --------------------
           Net realized gains (losses).......              (338,968)              (74,272)            22,255,475
                                               ---------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................            (2,946,922)             (950,206)          (29,226,415)
                                               ---------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................            (3,285,890)           (1,024,478)           (6,970,940)
                                               ---------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $         (1,661,605)  $          (449,905)  $        (6,617,873)
                                               =====================  ====================  ====================

                                                                          MIST METLIFE
                                                   MIST METLIFE            MULTI-INDEX          MIST METLIFE
                                                   BALANCED PLUS          TARGETED RISK        SMALL CAP VALUE
                                                INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  ---------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $         70,245,056  $           7,708,336  $             15,381
                                               --------------------  ---------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................            33,510,640              6,408,183               149,450
      Administrative charges.................             8,395,303              1,608,151                40,886
                                               --------------------  ---------------------  --------------------
         Total expenses......................            41,905,943              8,016,334               190,336
                                               --------------------  ---------------------  --------------------
           Net investment income (loss)......            28,339,113              (307,998)             (174,955)
                                               --------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............           197,726,824             17,079,254             5,972,572
      Realized gains (losses) on sale of
         investments.........................             1,858,769                  (789)                34,733
                                               --------------------  ---------------------  --------------------
           Net realized gains (losses).......           199,585,593             17,078,465             6,007,305
                                               --------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................         (409,728,366)           (39,065,202)           (6,894,491)
                                               --------------------  ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................         (210,142,773)           (21,986,737)             (887,186)
                                               --------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $      (181,803,660)  $        (22,294,735)  $        (1,062,141)
                                               ====================  =====================  ====================


                                                 MIST MFS EMERGING      MIST MFS RESEARCH    MIST MORGAN STANLEY
                                                  MARKETS EQUITY          INTERNATIONAL        MID CAP GROWTH
                                                INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
                                               ---------------------  --------------------  ---------------------
INVESTMENT INCOME:
      Dividends..............................  $            962,808   $          6,132,505  $                 --
                                               ---------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................               540,430              2,261,349             4,045,474
      Administrative charges.................               134,208                437,361               222,988
                                               ---------------------  --------------------  ---------------------
         Total expenses......................               674,638              2,698,710             4,268,462
                                               ---------------------  --------------------  ---------------------
           Net investment income (loss)......               288,170              3,433,795           (4,268,462)
                                               ---------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --                     --                    --
      Realized gains (losses) on sale of
         investments.........................             (328,008)                343,144            15,167,804
                                               ---------------------  --------------------  ---------------------
           Net realized gains (losses).......             (328,008)                343,144            15,167,804
                                               ---------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................           (8,274,343)            (8,823,405)          (31,029,081)
                                               ---------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................           (8,602,351)            (8,480,261)          (15,861,277)
                                               ---------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $        (8,314,181)   $        (5,046,466)  $       (20,129,739)
                                               =====================  ====================  =====================


                                                  MIST OPPENHEIMER
                                                    GLOBAL EQUITY
                                                 INVESTMENT DIVISION
                                               ---------------------
INVESTMENT INCOME:
      Dividends..............................  $           2,888,234
                                               ---------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................              2,849,145
      Administrative charges.................                406,784
                                               ---------------------
         Total expenses......................              3,255,929
                                               ---------------------
           Net investment income (loss)......              (367,695)
                                               ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............              6,048,942
      Realized gains (losses) on sale of
         investments.........................              9,406,686
                                               ---------------------
           Net realized gains (losses).......             15,455,628
                                               ---------------------
      Change in unrealized gains (losses)
         on investments......................            (7,143,440)
                                               ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................              8,312,188
                                               ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $           7,944,493
                                               =====================

(a) Commenced November 19, 2014 and began transactions in 2015.
(b) Commenced December 13, 2013 and began transactions in 2015.
(c) For the period May 1, 2015 to December 31, 2015.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2015


                                                  MIST PANAGORA          MIST PIMCO
                                               GLOBAL DIVERSIFIED    INFLATION PROTECTED       MIST PIMCO
                                                      RISK                  BOND              TOTAL RETURN
                                               INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                              --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $            108,987  $         24,262,041  $         56,081,067
                                              --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................               190,352             5,092,413            10,956,714
      Administrative charges................                46,322             1,141,083             2,348,792
                                              --------------------  --------------------  --------------------
        Total expenses......................               236,674             6,233,496            13,305,506
                                              --------------------  --------------------  --------------------
           Net investment income (loss).....             (127,687)            18,028,545            42,775,561
                                              --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........               141,492                    --            12,775,895
      Realized gains (losses) on sale of
        investments.........................              (61,123)           (8,502,320)           (2,867,272)
                                              --------------------  --------------------  --------------------
           Net realized gains (losses)......                80,369           (8,502,320)             9,908,623
                                              --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................           (1,781,131)          (30,487,770)          (64,806,501)
                                              --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................           (1,700,762)          (38,990,090)          (54,897,878)
                                              --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $        (1,828,449)  $       (20,961,545)  $       (12,122,317)
                                              ====================  ====================  ====================


                                                   MIST PIONEER            MIST PIONEER          MIST PYRAMIS
                                                       FUND              STRATEGIC INCOME      GOVERNMENT INCOME
                                              INVESTMENT DIVISION (b)   INVESTMENT DIVISION   INVESTMENT DIVISION
                                              -----------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................   $                 73    $          3,966,663  $         12,218,124
                                              -----------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................                     55                 821,166             5,323,566
      Administrative charges................                     11                 195,986             1,309,037
                                              -----------------------  --------------------  --------------------
        Total expenses......................                     66               1,017,152             6,632,603
                                              -----------------------  --------------------  --------------------
           Net investment income (loss).....                      7               2,949,511             5,585,521
                                              -----------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                    659                 796,236                    --
      Realized gains (losses) on sale of
        investments.........................                   (15)               (222,598)             (150,619)
                                              -----------------------  --------------------  --------------------
           Net realized gains (losses)......                    644                 573,638             (150,619)
                                              -----------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................                  (814)             (5,669,032)           (9,705,204)
                                              -----------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................                  (170)             (5,095,394)           (9,855,823)
                                              -----------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........   $              (163)    $        (2,145,883)  $        (4,270,302)
                                              =======================  ====================  ====================


                                                  MIST PYRAMIS         MIST SCHRODERS       MIST SSGA GROWTH          MIST SSGA
                                                  MANAGED RISK       GLOBAL MULTI-ASSET      AND INCOME ETF          GROWTH ETF
                                               INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                              --------------------  --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $          1,445,529  $          4,692,917  $         21,427,519  $          3,142,822
                                              --------------------  --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................             2,133,495             4,690,675             9,361,246             1,610,371
      Administrative charges................               534,051             1,177,176             2,306,537               375,902
                                              --------------------  --------------------  --------------------  --------------------
        Total expenses......................             2,667,546             5,867,851            11,667,783             1,986,273
                                              --------------------  --------------------  --------------------  --------------------
           Net investment income (loss).....           (1,222,017)           (1,174,934)             9,759,736             1,156,549
                                              --------------------  --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........             7,276,923            14,078,751            52,210,314             8,565,327
      Realized gains (losses) on sale of
        investments.........................                  (16)               202,794             7,743,375             1,941,718
                                              --------------------  --------------------  --------------------  --------------------
           Net realized gains (losses)......             7,276,907            14,281,545            59,953,689            10,507,045
                                              --------------------  --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................          (16,145,144)          (25,032,926)          (98,150,269)          (17,009,748)
                                              --------------------  --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................           (8,868,237)          (10,751,381)          (38,196,580)           (6,502,703)
                                              --------------------  --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $       (10,090,254)  $       (11,926,315)  $       (28,436,844)  $        (5,346,154)
                                              ====================  ====================  ====================  ====================

(a) Commenced November 19, 2014 and began transactions in 2015.
(b) Commenced December 13, 2013 and began transactions in 2015.
(c) For the period May 1, 2015 to December 31, 2015.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2015


                                               MIST T. ROWE PRICE      MIST T. ROWE PRICE        MIST TCW CORE
                                                 LARGE CAP VALUE         MID CAP GROWTH          FIXED INCOME
                                             INVESTMENT DIVISION (b)   INVESTMENT DIVISION  INVESTMENT DIVISION (c)
                                             -----------------------  --------------------  -----------------------
INVESTMENT INCOME:
      Dividends............................   $                458    $                 --   $                 --
                                             -----------------------  --------------------  -----------------------
EXPENSES:
      Mortality and expense risk and
         other charges.....................                    742               4,709,032                     16
      Administrative charges...............                    162                 925,681                      4
                                             -----------------------  --------------------  -----------------------
         Total expenses....................                    904               5,634,713                     20
                                             -----------------------  --------------------  -----------------------
           Net investment income (loss)....                  (446)             (5,634,713)                   (20)
                                             -----------------------  --------------------  -----------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                     65              71,324,510                     --
      Realized gains (losses) on sale of
         investments.......................                   (28)               7,654,350                     --
                                             -----------------------  --------------------  -----------------------
           Net realized gains (losses).....                     37              78,978,860                     --
                                             -----------------------  --------------------  -----------------------
      Change in unrealized gains (losses)
         on investments....................                (3,740)            (50,570,412)                   (16)
                                             -----------------------  --------------------  -----------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................                (3,703)              28,408,448                   (16)
                                             -----------------------  --------------------  -----------------------
      Net increase (decrease) in net assets
         resulting from operations.........   $            (4,149)    $         22,773,735   $               (36)
                                             =======================  ====================  =======================

                                                   MIST WMC
                                              LARGE CAP RESEARCH         VARIABLE B             VARIABLE C
                                              INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                             ---------------------  --------------------  ---------------------
INVESTMENT INCOME:
      Dividends............................  $           6,784,313  $            123,226  $              13,048
                                             ---------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk and
         other charges.....................              7,199,640               117,532                  1,724
      Administrative charges...............                328,299                    --                     --
                                             ---------------------  --------------------  ---------------------
         Total expenses....................              7,527,939               117,532                  1,724
                                             ---------------------  --------------------  ---------------------
           Net investment income (loss)....              (743,626)                 5,694                 11,324
                                             ---------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........             53,207,334               925,060                 97,955
      Realized gains (losses) on sale of
         investments.......................             23,564,630               582,285                 13,220
                                             ---------------------  --------------------  ---------------------
           Net realized gains (losses).....             76,771,964             1,507,345                111,175
                                             ---------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments....................           (49,429,031)           (1,012,258)               (61,478)
                                             ---------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................             27,342,933               495,087                 49,697
                                             ---------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $          26,599,307  $            500,781  $              61,021
                                             =====================  ====================  =====================

                                              MSF BAILLIE GIFFORD       MSF BARCLAYS           MSF BLACKROCK
                                              INTERNATIONAL STOCK   AGGREGATE BOND INDEX        BOND INCOME
                                              INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                             ---------------------  ---------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $           2,219,000  $         33,041,679   $         18,565,064
                                             ---------------------  ---------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.....................              1,571,528            12,615,595              5,404,211
      Administrative charges...............                169,581             2,550,579                908,972
                                             ---------------------  ---------------------  --------------------
         Total expenses....................              1,741,109            15,166,174              6,313,183
                                             ---------------------  ---------------------  --------------------
           Net investment income (loss)....                477,891            17,875,505             12,251,881
                                             ---------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                     --                    --              5,671,740
      Realized gains (losses) on sale of
         investments.......................            (1,107,968)               721,469                146,624
                                             ---------------------  ---------------------  --------------------
           Net realized gains (losses).....            (1,107,968)               721,469              5,818,364
                                             ---------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments....................            (3,208,049)          (32,081,982)           (22,179,775)
                                             ---------------------  ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................            (4,316,017)          (31,360,513)           (16,361,411)
                                             ---------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $         (3,838,126)  $       (13,485,008)   $        (4,109,530)
                                             =====================  =====================  ====================

                                                  MSF BLACKROCK
                                              CAPITAL APPRECIATION
                                               INVESTMENT DIVISION
                                             ---------------------
INVESTMENT INCOME:
      Dividends............................  $                  --
                                             ---------------------
EXPENSES:
      Mortality and expense risk and
         other charges.....................              1,917,797
      Administrative charges...............                448,787
                                             ---------------------
         Total expenses....................              2,366,584
                                             ---------------------
           Net investment income (loss)....            (2,366,584)
                                             ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........             32,089,131
      Realized gains (losses) on sale of
         investments.......................              8,448,497
                                             ---------------------
           Net realized gains (losses).....             40,537,628
                                             ---------------------
      Change in unrealized gains (losses)
         on investments....................           (29,688,354)
                                             ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................             10,849,274
                                             ---------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $           8,482,690
                                             =====================

(a) Commenced November 19, 2014 and began transactions in 2015.
(b) Commenced December 13, 2013 and began transactions in 2015.
(c) For the period May 1, 2015 to December 31, 2015.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2015



                                                   MSF BLACKROCK         MSF BLACKROCK         MSF FRONTIER
                                                  LARGE CAP VALUE        MONEY MARKET         MID CAP GROWTH
                                                INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $          4,197,766  $                240  $                 --
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................             2,774,112               722,812             6,168,123
      Administrative charges.................               587,930               175,340               234,349
                                               --------------------  --------------------  --------------------
         Total expenses......................             3,362,042               898,152             6,402,472
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......               835,724             (897,912)           (6,402,472)
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............            21,617,946                    --            67,027,327
      Realized gains (losses) on sale of
         investments.........................           (2,834,340)                    --            20,281,478
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......            18,783,606                    --            87,308,805
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................          (38,494,523)                    --          (70,811,852)
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................          (19,710,917)                    --            16,496,953
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $       (18,875,193)  $          (897,912)  $         10,094,481
                                               ====================  ====================  ====================


                                                   MSF JENNISON        MSF LOOMIS SAYLES     MSF LOOMIS SAYLES
                                                      GROWTH            SMALL CAP CORE       SMALL CAP GROWTH
                                                INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $            103,836  $             85,624  $                 --
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................             1,876,392             1,933,975               600,273
      Administrative charges.................               373,362               381,853                87,608
                                               --------------------  --------------------  --------------------
         Total expenses......................             2,249,754             2,315,828               687,881
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......           (2,145,918)           (2,230,204)             (687,881)
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............            26,494,320            24,146,075             7,432,187
      Realized gains (losses) on sale of
         investments.........................             8,237,276             4,068,862             1,991,181
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......            34,731,596            28,214,937             9,423,368
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................          (16,815,087)          (30,671,698)           (8,680,037)
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................            17,916,509           (2,456,761)               743,331
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $         15,770,591  $        (4,686,965)  $             55,450
                                               ====================  ====================  ====================

                                                                      MSF MET/DIMENSIONAL
                                                  MSF MET/ARTISAN     INTERNATIONAL SMALL        MSF METLIFE
                                                   MID CAP VALUE            COMPANY          ASSET ALLOCATION 20
                                                INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
                                               --------------------  ---------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $          2,390,882  $            129,238   $         10,449,368
                                               --------------------  ---------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................             2,493,692                77,272              5,226,457
      Administrative charges.................               384,762                18,865              1,173,360
                                               --------------------  ---------------------  --------------------
         Total expenses......................             2,878,454                96,137              6,399,817
                                               --------------------  ---------------------  --------------------
           Net investment income (loss)......             (487,572)                33,101              4,049,551
                                               --------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............            29,180,893             1,252,688             15,577,595
      Realized gains (losses) on sale of
         investments.........................             4,398,317              (39,148)              1,592,902
                                               --------------------  ---------------------  --------------------
           Net realized gains (losses).......            33,579,210             1,213,540             17,170,497
                                               --------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................          (57,415,570)             (930,935)           (29,849,147)
                                               --------------------  ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................          (23,836,360)               282,605           (12,678,650)
                                               --------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $       (24,323,932)  $            315,706   $        (8,629,099)
                                               ====================  =====================  ====================


                                                    MSF METLIFE
                                                ASSET ALLOCATION 40
                                                INVESTMENT DIVISION
                                               --------------------
INVESTMENT INCOME:
      Dividends..............................  $          3,930,427
                                               --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................            14,194,605
      Administrative charges.................             3,237,807
                                               --------------------
         Total expenses......................            17,432,412
                                               --------------------
           Net investment income (loss)......          (13,501,985)
                                               --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............            75,846,993
      Realized gains (losses) on sale of
         investments.........................            18,067,891
                                               --------------------
           Net realized gains (losses).......            93,914,884
                                               --------------------
      Change in unrealized gains (losses)
         on investments......................         (110,103,096)
                                               --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................          (16,188,212)
                                               --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $       (29,690,197)
                                               ====================

(a) Commenced November 19, 2014 and began transactions in 2015.
(b) Commenced December 13, 2013 and began transactions in 2015.
(c) For the period May 1, 2015 to December 31, 2015.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2015


                                                    MSF METLIFE           MSF METLIFE           MSF METLIFE
                                                ASSET ALLOCATION 60   ASSET ALLOCATION 80   MID CAP STOCK INDEX
                                                INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $         23,053,623  $          6,815,417  $          5,393,439
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................            43,446,538            20,207,327             5,775,202
      Administrative charges.................            10,129,777             4,547,267               986,973
                                               --------------------  --------------------  --------------------
         Total expenses......................            53,576,315            24,754,594             6,762,175
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......          (30,522,692)          (17,939,177)           (1,368,736)
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............           272,529,387            88,980,022            34,365,668
      Realized gains (losses) on sale of
         investments.........................            66,252,522            44,702,052            14,159,610
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......           338,781,909           133,682,074            48,525,278
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................         (408,025,987)         (169,502,844)          (66,183,505)
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................          (69,244,078)          (35,820,770)          (17,658,227)
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $       (99,766,770)  $       (53,759,947)  $       (19,026,963)
                                               ====================  ====================  ====================

                                                     MSF METLIFE           MSF MFS TOTAL
                                                     STOCK INDEX              RETURN             MSF MFS VALUE
                                                 INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
                                               ---------------------  ---------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $          50,270,528  $           3,756,975  $         12,816,353
                                               ---------------------  ---------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................             34,249,713              1,546,038             5,426,628
      Administrative charges.................              3,706,218                284,850               933,944
                                               ---------------------  ---------------------  --------------------
         Total expenses......................             37,955,931              1,830,888             6,360,572
                                               ---------------------  ---------------------  --------------------
           Net investment income (loss)......             12,314,597              1,926,087             6,455,781
                                               ---------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............            129,691,242                     --            78,773,294
      Realized gains (losses) on sale of
         investments.........................             96,905,985              3,730,610             7,381,023
                                               ---------------------  ---------------------  --------------------
           Net realized gains (losses).......            226,597,227              3,730,610            86,154,317
                                               ---------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................          (241,831,474)            (7,803,043)          (99,784,014)
                                               ---------------------  ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................           (15,234,247)            (4,072,433)          (13,629,697)
                                               ---------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $         (2,919,650)  $         (2,146,346)  $        (7,173,916)
                                               =====================  =====================  ====================

                                                     MSF MSCI            MSF NEUBERGER       MSF RUSSELL 2000
                                                    EAFE INDEX          BERMAN GENESIS             INDEX
                                                INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $         15,748,972  $            916,142  $          3,638,243
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................             5,497,110             3,474,101             3,664,275
      Administrative charges.................             1,019,437               450,916               554,795
                                               --------------------  --------------------  --------------------
         Total expenses......................             6,516,547             3,925,017             4,219,070
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......             9,232,425           (3,008,875)             (580,827)
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --                    --            19,714,503
      Realized gains (losses) on sale of
         investments.........................             5,055,321             7,964,825            11,350,601
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......             5,055,321             7,964,825            31,065,104
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................          (24,716,207)           (6,471,465)          (48,711,087)
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................          (19,660,886)             1,493,360          (17,645,983)
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $       (10,428,461)  $        (1,515,515)  $       (18,226,810)
                                               ====================  ====================  ====================

                                                 MSF T. ROWE PRICE
                                                 LARGE CAP GROWTH
                                                INVESTMENT DIVISION
                                               ---------------------
INVESTMENT INCOME:
      Dividends..............................  $             205,376
                                               ---------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................              5,097,029
      Administrative charges.................                803,863
                                               ---------------------
         Total expenses......................              5,900,892
                                               ---------------------
           Net investment income (loss)......            (5,695,516)
                                               ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............             81,614,427
      Realized gains (losses) on sale of
         investments.........................             11,183,055
                                               ---------------------
           Net realized gains (losses).......             92,797,482
                                               ---------------------
      Change in unrealized gains (losses)
         on investments......................           (46,422,714)
                                               ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................             46,374,768
                                               ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $          40,679,252
                                               =====================

(a) Commenced November 19, 2014 and began transactions in 2015.
(b) Commenced December 13, 2013 and began transactions in 2015.
(c) For the period May 1, 2015 to December 31, 2015.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2015


                                                                                            MSF WESTERN ASSET
                                                MSF T. ROWE PRICE    MSF VAN ECK GLOBAL   MANAGEMENT STRATEGIC
                                                SMALL CAP GROWTH      NATURAL RESOURCES    BOND OPPORTUNITIES
                                               INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                              --------------------  --------------------  ---------------------
INVESTMENT INCOME:
      Dividends.............................  $            272,750  $             76,792  $         10,299,979
                                              --------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................             4,561,618               367,732             2,219,100
      Administrative charges................               542,745                91,847               393,834
                                              --------------------  --------------------  ---------------------
        Total expenses......................             5,104,363               459,579             2,612,934
                                              --------------------  --------------------  ---------------------
           Net investment income (loss).....           (4,831,613)             (382,787)             7,687,045
                                              --------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........            36,659,644                    --                    --
      Realized gains (losses) on sale of
        investments.........................            10,765,441             (621,489)             1,364,144
                                              --------------------  --------------------  ---------------------
           Net realized gains (losses)......            47,425,085             (621,489)             1,364,144
                                              --------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
        on investments......................          (37,585,745)          (12,781,589)          (15,235,408)
                                              --------------------  --------------------  ---------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................             9,839,340          (13,403,078)          (13,871,264)
                                              --------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $          5,007,727  $       (13,785,865)  $        (6,184,219)
                                              ====================  ====================  =====================

                                                MSF WESTERN ASSET
                                                   MANAGEMENT              MSF WMC            MSF WMC CORE
                                                 U.S. GOVERNMENT          BALANCED        EQUITY OPPORTUNITIES
                                               INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                              --------------------  --------------------  ---------------------
INVESTMENT INCOME:
      Dividends.............................  $          3,985,626  $         12,477,257  $          9,573,110
                                              --------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................             1,994,968             7,925,388             6,281,713
      Administrative charges................               410,624               231,616             1,280,428
                                              --------------------  --------------------  ---------------------
        Total expenses......................             2,405,592             8,157,004             7,562,141
                                              --------------------  --------------------  ---------------------
           Net investment income (loss).....             1,580,034             4,320,253             2,010,969
                                              --------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                    --           108,334,360           208,448,966
      Realized gains (losses) on sale of
        investments.........................             (159,094)            13,951,197             7,838,990
                                              --------------------  --------------------  ---------------------
           Net realized gains (losses)......             (159,094)           122,285,557           216,287,956
                                              --------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
        on investments......................           (3,068,212)         (117,805,709)         (212,947,143)
                                              --------------------  --------------------  ---------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................           (3,227,306)             4,479,848             3,340,813
                                              --------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $        (1,647,272)  $          8,800,101  $          5,351,782
                                              ====================  ====================  =====================

                                                    PIMCO VIT             PIMCO VIT              PIMCO VIT
                                               COMMODITYREALRETURN    EMERGING MARKETS         UNCONSTRAINED
                                                    STRATEGY                BOND                   BOND
                                               INVESTMENT DIVISION   INVESTMENT DIVISION  INVESTMENT DIVISION (a)
                                              --------------------  --------------------  -----------------------
INVESTMENT INCOME:
      Dividends.............................  $                851  $              1,864   $              1,457
                                              --------------------  --------------------  -----------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................                   346                   373                    201
      Administrative charges................                    73                    88                     50
                                              --------------------  --------------------  -----------------------
        Total expenses......................                   419                   461                    251
                                              --------------------  --------------------  -----------------------
           Net investment income (loss).....                   432                 1,403                  1,206
                                              --------------------  --------------------  -----------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                    --                   361                     15
      Realized gains (losses) on sale of
        investments.........................               (1,094)                  (29)                    (2)
                                              --------------------  --------------------  -----------------------
           Net realized gains (losses)......               (1,094)                   332                     13
                                              --------------------  --------------------  -----------------------
      Change in unrealized gains (losses)
        on investments......................              (10,465)               (4,947)                (2,167)
                                              --------------------  --------------------  -----------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................              (11,559)               (4,615)                (2,154)
                                              --------------------  --------------------  -----------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $           (11,127)  $            (3,212)   $              (948)
                                              ====================  ====================  =======================

                                                 TAP 1919 VARIABLE
                                                SOCIALLY RESPONSIVE
                                                     BALANCED
                                              INVESTMENT DIVISION (b)
                                              -----------------------
INVESTMENT INCOME:
      Dividends.............................   $                 28
                                              -----------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................                     18
      Administrative charges................                     --
                                              -----------------------
        Total expenses......................                     18
                                              -----------------------
           Net investment income (loss).....                     10
                                              -----------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                    187
      Realized gains (losses) on sale of
        investments.........................                     --
                                              -----------------------
           Net realized gains (losses)......                    187
                                              -----------------------
      Change in unrealized gains (losses)
        on investments......................                  (257)
                                              -----------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................                   (70)
                                              -----------------------
      Net increase (decrease) in net assets
        resulting from operations...........   $               (60)
                                              =======================

(a) Commenced November 19, 2014 and began transactions in 2015.
(b) Commenced December 13, 2013 and began transactions in 2015.
(c) For the period May 1, 2015 to December 31, 2015.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONCLUDED)
                    FOR THE YEAR ENDED DECEMBER 31, 2015


                                                                                                                   VAN ECK VIP
                                                                                           UIF GLOBAL              LONG/SHORT
                                                                                         INFRASTRUCTURE           EQUITY INDEX
                                                                                       INVESTMENT DIVISION   INVESTMENT DIVISION (a)
                                                                                     ---------------------   -----------------------
INVESTMENT INCOME:
      Dividends...................................................................   $                 506    $                  11
                                                                                     ---------------------   -----------------------
EXPENSES:
      Mortality and expense risk and
         other charges............................................................                     325                      174
      Administrative charges......................................................                      71                       44
                                                                                     ---------------------   -----------------------
         Total expenses...........................................................                     396                      218
                                                                                     ---------------------   -----------------------
           Net investment income (loss)...........................................                     110                    (207)
                                                                                     ---------------------   -----------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.................................................                   3,353                       99
      Realized gains (losses) on sale of
         investments..............................................................                    (44)                     (18)
                                                                                     ---------------------   -----------------------
           Net realized gains (losses)............................................                   3,309                       81
                                                                                     ---------------------   -----------------------
      Change in unrealized gains (losses)
         on investments...........................................................                (10,718)                  (1,342)
                                                                                     ---------------------   -----------------------
      Net realized and change in
         unrealized gains (losses)
         on investments...........................................................                 (7,409)                  (1,261)
                                                                                     ---------------------   -----------------------
      Net increase (decrease) in net assets
         resulting from operations................................................   $             (7,299)    $             (1,468)
                                                                                     =====================   =======================

(a) Commenced November 19, 2014 and began transactions in 2015.
(b) Commenced December 13, 2013 and began transactions in 2015.
(c) For the period May 1, 2015 to December 31, 2015.


 The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                     STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014



                                                                                    AMERICAN FUNDS GLOBAL
                                              AMERICAN FUNDS BOND                   SMALL CAPITALIZATION
                                              INVESTMENT DIVISION                    INVESTMENT DIVISION
                                      ------------------------------------  ------------------------------------
                                            2015               2014                2015               2014
                                      -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $         150,936  $         426,881  $     (7,884,566)  $     (7,619,330)
   Net realized gains (losses)......          1,734,463          (112,238)         58,537,572         14,099,576
   Change in unrealized gains
     (losses) on investments........        (3,007,879)          3,770,167       (52,298,515)        (2,195,687)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        (1,122,480)          4,084,810        (1,645,509)          4,284,559
                                      -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........          2,923,708          3,186,447         17,544,017         19,899,580
   Net transfers (including fixed
     account).......................          (172,434)          (523,157)       (14,669,604)        (3,577,384)
   Contract charges.................          (426,222)          (410,501)        (2,269,632)        (2,215,213)
   Transfers for contract benefits
     and terminations...............       (12,584,127)       (14,329,284)       (53,511,639)       (54,365,960)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......       (10,259,075)       (12,076,495)       (52,906,858)       (40,258,977)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets...............       (11,381,555)        (7,991,685)       (54,552,367)       (35,974,418)
NET ASSETS:
   Beginning of year................        105,024,754        113,016,439        552,526,997        588,501,415
                                      -----------------  -----------------  -----------------  -----------------
   End of year......................  $      93,643,199  $     105,024,754  $     497,974,630  $     552,526,997
                                      =================  =================  =================  =================



                                              AMERICAN FUNDS GROWTH              AMERICAN FUNDS GROWTH-INCOME
                                               INVESTMENT DIVISION                    INVESTMENT DIVISION
                                      -------------------------------------  ------------------------------------
                                             2015               2014                2015               2014
                                       -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....   $     (8,777,219)  $     (7,144,165)  $     (1,364,179)  $     (1,439,556)
   Net realized gains (losses)......         254,754,225        101,496,308        147,613,642         70,916,203
   Change in unrealized gains
     (losses) on investments........       (190,134,254)       (21,104,729)      (145,069,760)          5,849,852
                                       -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............          55,842,752         73,247,414          1,179,703         75,326,499
                                       -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........          28,861,126         32,231,857         28,455,761         29,897,360
   Net transfers (including fixed
     account).......................        (41,343,153)       (32,625,232)       (15,345,287)       (10,486,801)
   Contract charges.................         (2,988,359)        (2,897,566)        (3,017,590)        (2,906,567)
   Transfers for contract benefits
     and terminations...............       (114,421,702)      (119,956,102)       (85,349,119)       (86,674,663)
                                       -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......       (129,892,088)      (123,247,043)       (75,256,235)       (70,170,671)
                                       -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets...............        (74,049,336)       (49,999,629)       (74,076,532)          5,155,828
NET ASSETS:
   Beginning of year................       1,071,813,826      1,121,813,455        871,662,648        866,506,820
                                       -----------------  -----------------  -----------------  -----------------
   End of year......................   $     997,764,490  $   1,071,813,826  $     797,586,116  $     871,662,648
                                       =================  =================  =================  =================

                                           BLACKROCK
                                            GLOBAL
                                        ALLOCATION V.I.          CALVERT VP SRI BALANCED
                                      INVESTMENT DIVISION          INVESTMENT DIVISION
                                      -------------------  ------------------------------------
                                           2015 (a)              2015               2014
                                      -------------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $           (255)    $       (588,569)  $         238,510
   Net realized gains (losses)......             24,888              726,382          4,541,371
   Change in unrealized gains
     (losses) on investments........           (52,286)          (1,936,948)          (157,045)
                                      -------------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............           (27,653)          (1,799,135)          4,622,836
                                      -------------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........            515,423            2,160,667          2,458,931
   Net transfers (including fixed
     account).......................              1,676            (644,402)          (297,959)
   Contract charges.................                 --             (21,782)           (20,287)
   Transfers for contract benefits
     and terminations...............                 --          (5,198,299)        (4,596,984)
                                      -------------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......            517,099          (3,703,816)        (2,456,299)
                                      -------------------  -----------------  -----------------
     Net increase (decrease)
        in net assets...............            489,446          (5,502,951)          2,166,537
NET ASSETS:
   Beginning of year................                 --           58,809,995         56,643,458
                                      -------------------  -----------------  -----------------
   End of year......................  $         489,446    $      53,307,044  $      58,809,995
                                      ===================  =================  =================



                                          CALVERT VP SRI MID CAP GROWTH
                                               INVESTMENT DIVISION
                                      ------------------------------------
                                             2015               2014
                                      -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $       (123,383)  $       (129,999)
   Net realized gains (losses)......            752,418          3,121,023
   Change in unrealized gains
     (losses) on investments........        (1,082,266)        (2,047,102)
                                      -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............          (453,231)            943,922
                                      -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........            523,045            634,679
   Net transfers (including fixed
     account).......................          (120,350)          (876,437)
   Contract charges.................            (1,387)            (1,610)
   Transfers for contract benefits
     and terminations...............        (1,996,840)        (1,249,870)
                                      -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......        (1,595,532)        (1,493,238)
                                      -----------------  -----------------
     Net increase (decrease)
        in net assets...............        (2,048,763)          (549,316)
NET ASSETS:
   Beginning of year................         13,652,993         14,202,309
                                      -----------------  -----------------
   End of year......................  $      11,604,230  $      13,652,993
                                      =================  =================

(a) Commenced November 19, 2014 and began transactions in 2015.
(b) Commenced December 13, 2013 and began transactions in 2014.
(c) For the period November 19, 2014 to December 31, 2014.
(d) For the period April 28, 2014 to December 31, 2014.
(e) Commenced December 13, 2013 and began transactions in 2015.
(f) For the period May 1, 2015 to December 31, 2015.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014



                                            FIDELITY VIP CONTRAFUND              FIDELITY VIP EQUITY-INCOME
                                              INVESTMENT DIVISION                    INVESTMENT DIVISION
                                      ------------------------------------  -------------------------------------
                                            2015             2014 (b)              2015               2014
                                      -----------------  -----------------  -----------------  ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $            (23)  $             277  $       1,745,646  $        1,646,019
   Net realized gains (losses)......              1,088                259          8,212,321           2,282,093
   Change in unrealized gains
     (losses) on investments........            (1,174)              (197)       (14,134,540)           3,007,148
                                      -----------------  -----------------  -----------------  ------------------
     Net increase (decrease)
        in net assets resulting
        from operations.............              (109)                339        (4,176,573)           6,935,260
                                      -----------------  -----------------  -----------------  ------------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........              7,582             52,558          1,856,411           1,972,476
   Net transfers (including fixed
     account).......................              (238)              4,823        (2,229,369)         (3,118,631)
   Contract charges.................               (10)                (7)           (12,956)            (14,834)
   Transfers for contract benefits
     and terminations...............                (3)           (47,024)       (10,432,539)         (8,307,168)
                                      -----------------  -----------------  -----------------  ------------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......              7,331             10,350       (10,818,453)         (9,468,157)
                                      -----------------  -----------------  -----------------  ------------------
     Net increase (decrease)
        in net assets...............              7,222             10,689       (14,995,026)         (2,532,897)
NET ASSETS:
   Beginning of year................             10,689                 --         92,690,111          95,223,008
                                      -----------------  -----------------  -----------------  ------------------
   End of year......................  $          17,911  $          10,689  $      77,695,085  $       92,690,111
                                      =================  =================  =================  ==================


                                         FIDELITY VIP FUNDSMANAGER 50%          FIDELITY VIP FUNDSMANAGER 60%
                                              INVESTMENT DIVISION                    INVESTMENT DIVISION
                                      ------------------------------------  ------------------------------------
                                            2015                2014               2015              2014
                                      -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $     (1,893,715)  $       (852,216)  $     (2,589,158)  $     (2,050,871)
   Net realized gains (losses)......          8,397,680          1,900,005         23,621,331         11,145,434
   Change in unrealized gains
     (losses) on investments........       (12,419,817)          4,217,253       (25,990,981)            496,368
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        (5,915,852)          5,265,042        (4,958,808)          9,590,931
                                      -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........            327,939            472,678         33,683,607          2,680,830
   Net transfers (including fixed
     account).......................         74,095,362        109,320,692                 --                 --
   Contract charges.................                 --                 --                 --                 --
   Transfers for contract benefits
     and terminations...............        (8,152,410)        (4,948,475)       (15,796,607)       (13,797,970)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......         66,270,891        104,844,895         17,887,000       (11,117,140)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets...............         60,355,039        110,109,937         12,928,192        (1,526,209)
NET ASSETS:
   Beginning of year................        230,170,102        120,060,165        289,729,524        291,255,733
                                      -----------------  -----------------  -----------------  -----------------
   End of year......................  $     290,525,141  $     230,170,102  $     302,657,716  $     289,729,524
                                      =================  =================  =================  =================

                                            FIDELITY VIP GOVERNMENT
                                                 MONEY MARKET                        FIDELITY VIP GROWTH
                                              INVESTMENT DIVISION                    INVESTMENT DIVISION
                                      ------------------------------------  ------------------------------------
                                            2015                2014               2015              2014
                                      -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $       (112,722)  $       (137,436)  $       (671,097)  $       (746,828)
   Net realized gains (losses)......                 --                 --          7,067,443          3,389,604
   Change in unrealized gains
     (losses) on investments........                 --                 --          (517,117)          6,901,550
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............          (112,722)          (137,436)          5,879,229          9,544,326
                                      -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........         75,271,175        109,736,417          2,166,951          2,131,151
   Net transfers (including fixed
     account).......................       (74,033,678)      (109,634,813)        (1,242,455)        (1,779,019)
   Contract charges.................                 --                 --            (2,947)            (3,318)
   Transfers for contract benefits
     and terminations...............        (1,077,409)        (1,987,928)        (9,535,089)        (7,660,993)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......            160,088        (1,886,324)        (8,613,540)        (7,312,179)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets...............             47,366        (2,023,760)        (2,734,311)          2,232,147
NET ASSETS:
   Beginning of year................          8,033,349         10,057,109         98,045,015         95,812,868
                                      -----------------  -----------------  -----------------  -----------------
   End of year......................  $       8,080,715  $       8,033,349  $      95,310,704  $      98,045,015
                                      =================  =================  =================  =================


                                       FIDELITY VIP INVESTMENT GRADE BOND
                                               INVESTMENT DIVISION
                                      ------------------------------------
                                             2015               2014
                                      -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $         228,191  $         189,192
   Net realized gains (losses)......             10,020             15,438
   Change in unrealized gains
     (losses) on investments........          (449,055)            572,731
                                      -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............          (210,844)            777,361
                                      -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........            773,224            919,599
   Net transfers (including fixed
     account).......................          (171,317)            525,908
   Contract charges.................              (581)              (717)
   Transfers for contract benefits
     and terminations...............        (2,369,625)        (3,063,372)
                                      -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......        (1,768,299)        (1,618,582)
                                      -----------------  -----------------
     Net increase (decrease)
        in net assets...............        (1,979,143)          (841,221)
NET ASSETS:
   Beginning of year................         15,822,818         16,664,039
                                      -----------------  -----------------
   End of year......................  $      13,843,675  $      15,822,818
                                      =================  =================

(a) Commenced November 19, 2014 and began transactions in 2015.
(b) Commenced December 13, 2013 and began transactions in 2014.
(c) For the period November 19, 2014 to December 31, 2014.
(d) For the period April 28, 2014 to December 31, 2014.
(e) Commenced December 13, 2013 and began transactions in 2015.
(f) For the period May 1, 2015 to December 31, 2015.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014


                                       IVY FUNDS VIP           LMPVET PERMAL ALTERNATIVE                  MIST AB GLOBAL
                                      ASSET STRATEGY                  SELECT VIT                        DYNAMIC ALLOCATION
                                    INVESTMENT DIVISION           INVESTMENT DIVISION                   INVESTMENT DIVISION
                                    -------------------  ------------------------------------  ------------------------------------
                                         2015 (a)              2015              2014 (c)             2015               2014
                                     -----------------   -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...   $            (24)   $           1,272  $              58  $      32,884,000  $      11,146,933
   Net realized gains (losses)....                 492              12,779                 --         63,749,494         39,174,276
   Change in unrealized gains
     (losses) on investments......               (781)           (124,344)              (113)      (107,044,699)         43,348,111
                                     -----------------   -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........               (313)           (110,293)               (55)       (10,411,205)         93,669,320
                                     -----------------   -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........               2,944           1,588,976             21,416         84,726,104         54,696,410
   Net transfers (including fixed
     account).....................                 251             363,343              7,500        (2,772,610)        (9,619,680)
   Contract charges...............                  --                 (4)                 --       (20,709,789)       (19,404,433)
   Transfers for contract benefits
     and terminations.............                  --             (4,366)                (1)       (72,081,185)       (60,987,742)
                                     -----------------   -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.....               3,195           1,947,949             28,915       (10,837,480)       (35,315,445)
                                     -----------------   -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets.............               2,882           1,837,656             28,860       (21,248,685)         58,353,875
NET ASSETS:
   Beginning of year..............                  --              28,860                 --      1,616,024,275      1,557,670,400
                                     -----------------   -----------------  -----------------  -----------------  -----------------
   End of year....................   $           2,882   $       1,866,516  $          28,860  $   1,594,775,590  $   1,616,024,275
                                     =================   =================  =================  =================  =================

                                       MIST ALLIANZ GLOBAL INVESTORS               MIST AMERICAN FUNDS
                                         DYNAMIC MULTI-ASSET PLUS                  BALANCED ALLOCATION
                                            INVESTMENT DIVISION                    INVESTMENT DIVISION
                                    ------------------------------------  ------------------------------------
                                          2015             2014 (d)              2015               2014
                                    -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         179,206  $             680  $       1,126,157  $          77,092
   Net realized gains (losses)....             61,081            108,774         48,332,140         87,476,103
   Change in unrealized gains
     (losses) on investments......        (1,990,605)             73,593       (65,120,634)       (49,696,298)
                                    -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........        (1,750,318)            183,047       (15,662,337)         37,856,897
                                    -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........         31,417,028          7,967,887         46,737,279         20,945,593
   Net transfers (including fixed
     account).....................         16,882,225          3,974,825          5,230,990         22,527,766
   Contract charges...............          (236,293)           (17,524)        (7,648,329)        (7,188,487)
   Transfers for contract benefits
     and terminations.............        (1,265,963)           (74,854)       (49,850,475)       (50,828,187)
                                    -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.....         46,796,997         11,850,334        (5,530,535)       (14,543,315)
                                    -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets.............         45,046,679         12,033,381       (21,192,872)         23,313,582
NET ASSETS:
   Beginning of year..............         12,033,381                 --        823,208,734        799,895,152
                                    -----------------  -----------------  -----------------  -----------------
   End of year....................  $      57,080,060  $      12,033,381  $     802,015,862  $     823,208,734
                                    =================  =================  =================  =================

                                             MIST AMERICAN FUNDS
                                              GROWTH ALLOCATION               MIST AMERICAN FUNDS GROWTH
                                             INVESTMENT DIVISION                  INVESTMENT DIVISION
                                    ------------------------------------  ------------------------------------
                                           2015              2014               2015               2014
                                    -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         178,469  $     (1,068,505)  $     (1,538,453)  $     (2,674,773)
   Net realized gains (losses)....         33,525,680         72,675,137         45,177,533         30,362,714
   Change in unrealized gains
     (losses) on investments......       (41,675,699)       (50,990,487)       (24,339,670)        (2,849,168)
                                    -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........        (7,971,550)         20,616,145         19,299,410         24,838,773
                                    -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........         15,047,927         14,417,491         15,396,605         17,969,125
   Net transfers (including fixed
     account).....................          (671,210)          6,020,656       (20,305,075)        (9,719,558)
   Contract charges...............        (3,693,830)        (3,256,139)        (3,183,174)        (3,062,595)
   Transfers for contract benefits
     and terminations.............       (26,770,641)       (26,598,614)       (21,260,468)       (20,480,389)
                                    -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.....       (16,087,754)        (9,416,606)       (29,352,112)       (15,293,417)
                                    -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets.............       (24,059,304)         11,199,539       (10,052,702)          9,545,356
NET ASSETS:
   Beginning of year..............        428,719,024        417,519,485        379,282,255        369,736,899
                                    -----------------  -----------------  -----------------  -----------------
   End of year....................  $     404,659,720  $     428,719,024  $     369,229,553  $     379,282,255
                                    =================  =================  =================  =================

(a) Commenced November 19, 2014 and began transactions in 2015.
(b) Commenced December 13, 2013 and began transactions in 2014.
(c) For the period November 19, 2014 to December 31, 2014.
(d) For the period April 28, 2014 to December 31, 2014.
(e) Commenced December 13, 2013 and began transactions in 2015.
(f) For the period May 1, 2015 to December 31, 2015.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014


                                               MIST AMERICAN FUNDS
                                               MODERATE ALLOCATION              MIST AQR GLOBAL RISK BALANCED
                                               INVESTMENT DIVISION                   INVESTMENT DIVISION
                                      ------------------------------------  ------------------------------------
                                             2015               2014               2015               2014
                                      -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $       2,156,519  $       1,811,480  $      62,379,366  $    (20,582,041)
   Net realized gains (losses)......         48,597,995         93,161,229        130,738,186          6,851,849
   Change in unrealized gains
     (losses) on investments........       (69,397,017)       (49,267,266)      (348,140,416)         60,002,847
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............       (18,642,503)         45,705,443      (155,022,864)         46,272,655
                                      -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........         48,719,585         34,542,642         43,703,628         48,720,269
   Net transfers (including fixed
     account).......................        (7,910,289)          4,105,879       (90,495,717)      (123,862,618)
   Contract charges.................        (9,098,827)        (8,866,966)       (19,144,120)       (20,381,867)
   Transfers for contract benefits
     and terminations...............       (63,807,780)       (60,009,330)       (68,526,643)       (71,213,532)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......       (32,097,311)       (30,227,775)      (134,462,852)      (166,737,748)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets...............       (50,739,814)         15,477,668      (289,485,716)      (120,465,093)
NET ASSETS:
   Beginning of year................        987,325,915        971,848,247      1,568,831,639      1,689,296,732
                                      -----------------  -----------------  -----------------  -----------------
   End of year......................  $     936,586,101  $     987,325,915  $   1,279,345,923  $   1,568,831,639
                                      =================  =================  =================  =================

                                                MIST BLACKROCK
                                          GLOBAL TACTICAL STRATEGIES             MIST BLACKROCK HIGH YIELD
                                              INVESTMENT DIVISION                   INVESTMENT DIVISION
                                      ------------------------------------  ------------------------------------
                                            2015               2014               2015             2014 (b)
                                      -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $       6,028,714  $     (2,490,305)  $           3,509  $            (86)
   Net realized gains (losses)......         87,558,090        114,620,191                312              (407)
   Change in unrealized gains
     (losses) on investments........      (120,602,820)       (20,833,485)           (12,432)              (259)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............       (27,016,016)         91,296,401            (8,611)              (752)
                                      -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........        126,172,524         85,258,141            144,003             37,877
   Net transfers (including fixed
     account).......................       (17,841,123)       (23,299,413)             23,190                220
   Contract charges.................       (26,102,879)       (24,672,516)               (18)                (7)
   Transfers for contract benefits
     and terminations...............       (89,736,108)       (81,798,613)            (2,096)           (21,530)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......        (7,507,586)       (44,512,401)            165,079             16,560
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets...............       (34,523,602)         46,784,000            156,468             15,808
NET ASSETS:
   Beginning of year................      2,038,618,922      1,991,834,922             15,808                 --
                                      -----------------  -----------------  -----------------  -----------------
   End of year......................  $   2,004,095,320  $   2,038,618,922  $         172,276  $          15,808
                                      =================  =================  =================  =================

                                                                                      MIST CLEARBRIDGE
                                        MIST CLARION GLOBAL REAL ESTATE               AGGRESSIVE GROWTH
                                              INVESTMENT DIVISION                    INVESTMENT DIVISION
                                      ------------------------------------  ------------------------------------
                                            2015               2014               2015                2014
                                      -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $       6,443,081  $         861,738  $     (6,709,656)  $     (6,001,637)
   Net realized gains (losses)......        (1,517,055)        (2,382,927)         15,150,000         10,570,072
   Change in unrealized gains
     (losses) on investments........       (11,514,293)         30,579,253       (41,596,728)         77,370,740
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        (6,588,267)         29,058,064       (33,156,384)         81,939,175
                                      -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........         10,244,133         10,579,694         29,754,581         24,496,395
   Net transfers (including fixed
     account).......................        (5,596,815)        (2,653,119)          2,156,739        438,046,025
   Contract charges.................        (1,038,007)        (1,023,871)        (3,913,931)        (2,826,210)
   Transfers for contract benefits
     and terminations...............       (24,688,782)       (28,190,753)       (52,595,613)       (39,283,787)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......       (21,079,471)       (21,288,049)       (24,598,224)        420,432,423
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets...............       (27,667,738)          7,770,015       (57,754,608)        502,371,598
NET ASSETS:
   Beginning of year................        260,956,015        253,186,000        672,850,047        170,478,449
                                      -----------------  -----------------  -----------------  -----------------
   End of year......................  $     233,288,277  $     260,956,015  $     615,095,439  $     672,850,047
                                      =================  =================  =================  =================

                                         MIST GOLDMAN
                                      SACHS MID CAP VALUE
                                      INVESTMENT DIVISION
                                      -------------------
                                           2015 (a)
                                       -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....   $           (632)
   Net realized gains (losses)......              14,791
   Change in unrealized gains
     (losses) on investments........            (30,255)
                                       -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............            (16,096)
                                       -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........             105,542
   Net transfers (including fixed
     account).......................              77,998
   Contract charges.................                  --
   Transfers for contract benefits
     and terminations...............               (585)
                                       -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......             182,955
                                       -----------------
     Net increase (decrease)
        in net assets...............             166,859
NET ASSETS:
   Beginning of year................                  --
                                       -----------------
   End of year......................   $         166,859
                                       =================

(a) Commenced November 19, 2014 and began transactions in 2015.
(b) Commenced December 13, 2013 and began transactions in 2014.
(c) For the period November 19, 2014 to December 31, 2014.
(d) For the period April 28, 2014 to December 31, 2014.
(e) Commenced December 13, 2013 and began transactions in 2015.
(f) For the period May 1, 2015 to December 31, 2015.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014


                                             MIST HARRIS OAKMARK                      MIST INVESCO                MIST INVESCO
                                                INTERNATIONAL                   BALANCED-RISK ALLOCATION            COMSTOCK
                                             INVESTMENT DIVISION                   INVESTMENT DIVISION         INVESTMENT DIVISION
                                    ------------------------------------  -----------------------------------  -------------------
                                           2015               2014               2015              2014             2015 (e)
                                    -----------------  -----------------  -----------------  ----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       9,654,311  $       6,713,682  $       6,976,834  $    (5,669,721)  $              54
   Net realized gains (losses)....         53,300,661         62,037,552         32,567,892        21,166,381                117
   Change in unrealized gains
     (losses) on investments......       (92,293,852)      (109,986,530)       (64,874,713)         2,913,235              (918)
                                    -----------------  -----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........       (29,338,880)       (41,235,296)       (25,329,987)        18,409,895              (747)
                                    -----------------  -----------------  -----------------  ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........         24,194,420         28,962,449         49,230,141        37,996,713              9,430
   Net transfers (including fixed
     account).....................          4,312,086         22,422,916          (735,103)       (6,134,627)                 89
   Contract charges...............        (2,874,054)        (2,810,642)        (5,530,401)       (5,158,534)                 --
   Transfers for contract benefits
     and terminations.............       (46,074,370)       (51,770,464)       (21,658,016)      (20,347,717)              (100)
                                    -----------------  -----------------  -----------------  ----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.....       (20,441,918)        (3,195,741)         21,306,621         6,355,835              9,419
                                    -----------------  -----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets.............       (49,780,798)       (44,431,037)        (4,023,366)        24,765,730              8,672
NET ASSETS:
   Beginning of year..............        553,476,475        597,907,512        458,464,882       433,699,152                 --
                                    -----------------  -----------------  -----------------  ----------------  -----------------
   End of year....................  $     503,695,677  $     553,476,475  $     454,441,516  $    458,464,882  $           8,672
                                    =================  =================  =================  ================  =================


                                         MIST INVESCO MID CAP VALUE          MIST INVESCO SMALL CAP GROWTH
                                             INVESTMENT DIVISION                  INVESTMENT DIVISION
                                    ------------------------------------  ------------------------------------
                                           2015              2014               2015               2014
                                     ----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...   $    (3,386,587)  $     (3,551,031)  $       (694,196)  $       (655,857)
   Net realized gains (losses)....         30,182,385         99,798,686         14,943,940          8,251,596
   Change in unrealized gains
     (losses) on investments......       (73,076,355)       (55,471,384)       (15,578,333)        (4,207,768)
                                     ----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........       (46,280,557)         40,776,271        (1,328,589)          3,387,971
                                     ----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........         13,408,751         14,690,995          2,949,714          2,795,418
   Net transfers (including fixed
     account).....................        (1,468,130)       (17,936,548)           (38,384)            895,714
   Contract charges...............        (1,663,667)        (1,662,331)          (201,983)          (184,492)
   Transfers for contract benefits
     and terminations.............       (45,460,761)       (49,428,678)        (4,949,094)        (5,203,551)
                                     ----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.....       (35,183,807)       (54,336,562)        (2,239,747)        (1,696,911)
                                     ----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets.............       (81,464,364)       (13,560,291)        (3,568,336)          1,691,060
NET ASSETS:
   Beginning of year..............        504,220,570        517,780,861         54,115,294         52,424,234
                                     ----------------  -----------------  -----------------  -----------------
   End of year....................   $    422,756,206  $     504,220,570  $      50,546,958  $      54,115,294
                                     ================  =================  =================  =================

                                                                                 MIST JPMORGAN GLOBAL
                                          MIST JPMORGAN CORE BOND                  ACTIVE ALLOCATION
                                            INVESTMENT DIVISION                   INVESTMENT DIVISION
                                    ------------------------------------  ------------------------------------
                                          2015               2014               2015               2014
                                    -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         989,600  $         167,620  $      10,257,848  $       (857,359)
   Net realized gains (losses)....           (77,075)            403,711         33,721,224         19,524,205
   Change in unrealized gains
     (losses) on investments......        (1,738,113)          2,796,546       (47,806,552)         15,242,887
                                    -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........          (825,588)          3,367,877        (3,827,480)         33,909,733
                                    -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........          5,328,900          4,870,751         99,400,469         68,269,500
   Net transfers (including fixed
     account).....................          5,113,852          5,304,110         39,784,699         44,955,362
   Contract charges...............          (886,711)          (832,433)        (8,492,134)        (7,110,263)
   Transfers for contract benefits
     and terminations.............        (6,650,405)        (6,573,524)       (30,071,151)       (24,046,843)
                                    -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.....          2,905,636          2,768,904        100,621,883         82,067,756
                                    -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets.............          2,080,048          6,136,781         96,794,403        115,977,489
NET ASSETS:
   Beginning of year..............         94,969,104         88,832,323        669,115,337        553,137,848
                                    -----------------  -----------------  -----------------  -----------------
   End of year....................  $      97,049,152  $      94,969,104  $     765,909,740  $     669,115,337
                                    =================  =================  =================  =================

(a) Commenced November 19, 2014 and began transactions in 2015.
(b) Commenced December 13, 2013 and began transactions in 2014.
(c) For the period November 19, 2014 to December 31, 2014.
(d) For the period April 28, 2014 to December 31, 2014.
(e) Commenced December 13, 2013 and began transactions in 2015.
(f) For the period May 1, 2015 to December 31, 2015.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014



                                          MIST JPMORGAN SMALL CAP VALUE      MIST LOOMIS SAYLES GLOBAL MARKETS
                                               INVESTMENT DIVISION                  INVESTMENT DIVISION
                                      ------------------------------------  -----------------------------------
                                             2015               2014              2015              2014
                                      -----------------  -----------------  ----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $        (30,811)  $        (81,479)  $        369,322  $       1,024,144
   Net realized gains (losses)......          2,021,965          2,710,095         2,472,090          1,964,250
   Change in unrealized gains
     (losses) on investments........        (3,780,603)        (1,981,953)       (2,653,598)          (307,971)
                                      -----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        (1,789,449)            646,663           187,814          2,680,423
                                      -----------------  -----------------  ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........          1,067,740          1,064,911         3,438,072          3,410,558
   Net transfers (including fixed
     account).......................             86,724            787,285       (1,986,596)        (1,864,591)
   Contract charges.................          (162,466)          (156,449)         (858,117)          (842,912)
   Transfers for contract benefits
     and terminations...............          (959,677)        (1,003,713)       (9,574,355)        (8,850,171)
                                      -----------------  -----------------  ----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......             32,321            692,034       (8,980,996)        (8,147,116)
                                      -----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets...............        (1,757,128)          1,338,697       (8,793,182)        (5,466,693)
NET ASSETS:
   Beginning of year................         21,130,600         19,791,903       122,949,006        128,415,699
                                      -----------------  -----------------  ----------------  -----------------
   End of year......................  $      19,373,472  $      21,130,600  $    114,155,824  $     122,949,006
                                      =================  =================  ================  =================

                                                                             MIST MET/ARTISAN
                                        MIST LORD ABBETT BOND DEBENTURE        INTERNATIONAL
                                              INVESTMENT DIVISION           INVESTMENT DIVISION
                                      ------------------------------------  -------------------
                                            2015               2014              2015 (a)
                                      -----------------  -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $      13,936,734  $      14,951,887   $            (13)
   Net realized gains (losses)......         13,849,776         11,585,996                 (1)
   Change in unrealized gains
     (losses) on investments........       (38,009,062)       (14,410,801)               (202)
                                      -----------------  -----------------   -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............       (10,222,552)         12,127,082               (216)
                                      -----------------  -----------------   -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........         14,513,732         16,783,768               2,944
   Net transfers (including fixed
     account).......................        (6,675,561)         11,316,873                 185
   Contract charges.................        (1,316,260)        (1,334,613)                  --
   Transfers for contract benefits
     and terminations...............       (32,722,253)       (38,755,187)                  --
                                      -----------------  -----------------   -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......       (26,200,342)       (11,989,159)               3,129
                                      -----------------  -----------------   -----------------
     Net increase (decrease)
        in net assets...............       (36,422,894)            137,923               2,913
NET ASSETS:
   Beginning of year................        339,514,538        339,376,615                  --
                                      -----------------  -----------------   -----------------
   End of year......................  $     303,091,644  $     339,514,538   $           2,913
                                      =================  =================   =================

                                                                                      MIST MET/FRANKLIN
                                      MIST MET/EATON VANCE FLOATING RATE          LOW DURATION TOTAL RETURN
                                              INVESTMENT DIVISION                    INVESTMENT DIVISION
                                      ------------------------------------  ------------------------------------
                                            2015                2014               2015               2014
                                      -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $         437,486  $         440,177  $       1,624,285  $         817,475
   Net realized gains (losses)......           (98,316)             43,845          (338,968)           (65,128)
   Change in unrealized gains
     (losses) on investments........          (773,496)          (604,622)        (2,946,922)          (989,054)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............          (434,326)          (120,600)        (1,661,605)          (236,707)
                                      -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........          1,535,124          2,478,486          4,559,619          7,059,276
   Net transfers (including fixed
     account).......................            842,170          1,287,734        (7,119,960)         21,409,899
   Contract charges.................           (75,848)           (84,419)          (694,360)          (720,570)
   Transfers for contract benefits
     and terminations...............        (2,071,082)          (847,919)        (6,572,076)        (7,531,767)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......            230,364          2,833,882        (9,826,777)         20,216,838
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets...............          (203,962)          2,713,282       (11,488,382)         19,980,131
NET ASSETS:
   Beginning of year................         20,128,137         17,414,855         96,688,495         76,708,364
                                      -----------------  -----------------  -----------------  -----------------
   End of year......................  $      19,924,175  $      20,128,137  $      85,200,113  $      96,688,495
                                      =================  =================  =================  =================

                                               MIST MET/TEMPLETON
                                               INTERNATIONAL BOND
                                               INVESTMENT DIVISION
                                      ------------------------------------
                                             2015               2014
                                      -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $         574,573  $         290,200
   Net realized gains (losses)......           (74,272)           (27,466)
   Change in unrealized gains
     (losses) on investments........          (950,206)          (263,902)
                                      -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............          (449,905)            (1,168)
                                      -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........            158,313            125,034
   Net transfers (including fixed
     account).......................            384,649          (127,373)
   Contract charges.................           (91,736)           (88,549)
   Transfers for contract benefits
     and terminations...............          (518,990)          (449,493)
                                      -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......           (67,764)          (540,381)
                                      -----------------  -----------------
     Net increase (decrease)
        in net assets...............          (517,669)          (541,549)
NET ASSETS:
   Beginning of year................          8,355,488          8,897,037
                                      -----------------  -----------------
   End of year......................  $       7,837,819  $       8,355,488
                                      =================  =================

(a) Commenced November 19, 2014 and began transactions in 2015.
(b) Commenced December 13, 2013 and began transactions in 2014.
(c) For the period November 19, 2014 to December 31, 2014.
(d) For the period April 28, 2014 to December 31, 2014.
(e) Commenced December 13, 2013 and began transactions in 2015.
(f) For the period May 1, 2015 to December 31, 2015.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014



                                       MIST METLIFE ASSET ALLOCATION 100       MIST METLIFE BALANCED PLUS
                                              INVESTMENT DIVISION                  INVESTMENT DIVISION
                                     ------------------------------------  ------------------------------------
                                           2015               2014               2015               2014
                                     -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $         353,067  $     (1,020,313)  $      28,339,113  $      14,644,003
   Net realized gains (losses).....         22,255,475          5,869,246        199,585,593        235,284,058
   Change in unrealized gains
     (losses) on investments.......       (29,226,415)          3,925,591      (409,728,366)        (6,650,823)
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        (6,617,873)          8,774,524      (181,803,660)        243,277,238
                                     -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........         13,898,104         13,865,116        332,485,285        260,502,702
   Net transfers (including fixed
     account)......................        (2,874,643)            679,490         12,794,482        214,839,062
   Contract charges................          (475,155)          (454,115)       (40,572,122)       (35,437,993)
   Transfers for contract benefits
     and terminations..............       (20,646,638)       (20,440,773)      (156,636,175)      (134,800,740)
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......       (10,098,332)        (6,350,282)        148,071,470        305,103,031
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............       (16,716,205)          2,424,242       (33,732,190)        548,380,269
NET ASSETS:
   Beginning of year...............        230,931,939        228,507,697      3,306,532,931      2,758,152,662
                                     -----------------  -----------------  -----------------  -----------------
   End of year.....................  $     214,215,734  $     230,931,939  $   3,272,800,741  $   3,306,532,931
                                     =================  =================  =================  =================

                                          MIST METLIFE MULTI-INDEX
                                                TARGETED RISK                 MIST METLIFE SMALL CAP VALUE
                                             INVESTMENT DIVISION                   INVESTMENT DIVISION
                                     ------------------------------------  ------------------------------------
                                           2015               2014               2015               2014
                                     -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       (307,998)  $     (5,039,987)  $       (174,955)  $       (188,343)
   Net realized gains (losses).....         17,078,465          1,257,636          6,007,305          1,110,992
   Change in unrealized gains
     (losses) on investments.......       (39,065,202)         34,474,145        (6,894,491)          (816,842)
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............       (22,294,735)         30,691,794        (1,062,141)            105,807
                                     -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........        183,140,972        101,413,537          1,083,659          1,508,135
   Net transfers (including fixed
     account)......................        143,784,095        128,155,710          (366,120)          (507,744)
   Contract charges................        (7,135,350)        (4,357,654)           (35,578)           (34,630)
   Transfers for contract benefits
     and terminations..............       (26,557,212)       (14,296,253)        (1,090,362)        (1,119,033)
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......        293,232,505        210,915,340          (408,401)          (153,272)
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............        270,937,770        241,607,134        (1,470,542)           (47,465)
NET ASSETS:
   Beginning of year...............        503,156,737        261,549,603         16,801,002         16,848,467
                                     -----------------  -----------------  -----------------  -----------------
   End of year.....................  $     774,094,507  $     503,156,737  $      15,330,460  $      16,801,002
                                     =================  =================  =================  =================

                                              MIST MFS EMERGING
                                               MARKETS EQUITY                MIST MFS RESEARCH INTERNATIONAL
                                             INVESTMENT DIVISION                   INVESTMENT DIVISION
                                     ------------------------------------  ------------------------------------
                                           2015               2014               2015               2014
                                     -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $         288,170  $       (226,358)  $       3,433,795  $       2,557,934
   Net realized gains (losses).....          (328,008)            182,214            343,144            927,141
   Change in unrealized gains
     (losses) on investments.......        (8,274,343)        (3,987,006)        (8,823,405)       (22,790,637)
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        (8,314,181)        (4,031,150)        (5,046,466)       (19,305,562)
                                     -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........          1,979,524          2,673,637          7,302,273          8,348,183
   Net transfers (including fixed
     account)......................          5,656,755          3,761,460        (2,376,663)          1,964,238
   Contract charges................          (466,099)          (465,682)        (1,059,819)        (1,038,776)
   Transfers for contract benefits
     and terminations..............        (2,071,869)        (2,405,598)       (19,307,007)       (20,815,387)
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......          5,098,311          3,563,817       (15,441,216)       (11,541,742)
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............        (3,215,870)          (467,333)       (20,487,682)       (30,847,304)
NET ASSETS:
   Beginning of year...............         52,734,725         53,202,058        221,624,094        252,471,398
                                     -----------------  -----------------  -----------------  -----------------
   End of year.....................  $      49,518,855  $      52,734,725  $     201,136,412  $     221,624,094
                                     =================  =================  =================  =================

                                             MIST MORGAN STANLEY
                                               MID CAP GROWTH
                                             INVESTMENT DIVISION
                                     ----------------------------------
                                           2015              2014
                                     ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $    (4,268,462)  $    (4,505,418)
   Net realized gains (losses).....        15,167,804        16,801,895
   Change in unrealized gains
     (losses) on investments.......      (31,029,081)      (12,785,123)
                                     ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............      (20,129,739)         (488,646)
                                     ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........         9,971,327        11,608,453
   Net transfers (including fixed
     account)......................       (7,402,166)       (6,505,403)
   Contract charges................         (457,903)         (463,138)
   Transfers for contract benefits
     and terminations..............      (31,210,593)      (35,736,925)
                                     ----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......      (29,099,335)      (31,097,013)
                                     ----------------  ----------------
     Net increase (decrease)
        in net assets..............      (49,229,074)      (31,585,659)
NET ASSETS:
   Beginning of year...............       367,615,842       399,201,501
                                     ----------------  ----------------
   End of year.....................  $    318,386,768  $    367,615,842
                                     ================  ================

(a) Commenced November 19, 2014 and began transactions in 2015.
(b) Commenced December 13, 2013 and began transactions in 2014.
(c) For the period November 19, 2014 to December 31, 2014.
(d) For the period April 28, 2014 to December 31, 2014.
(e) Commenced December 13, 2013 and began transactions in 2015.
(f) For the period May 1, 2015 to December 31, 2015.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014


                                                                                  MIST PANAGORA GLOBAL
                                       MIST OPPENHEIMER GLOBAL EQUITY               DIVERSIFIED RISK
                                             INVESTMENT DIVISION                   INVESTMENT DIVISION
                                     ------------------------------------  -----------------------------------
                                           2015               2014               2015             2014 (d)
                                     -----------------  -----------------  -----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       (367,695)  $       (548,162)  $       (127,687)  $       (11,593)
   Net realized gains (losses).....         15,455,628         16,780,916             80,369           128,797
   Change in unrealized gains
     (losses) on investments.......        (7,143,440)       (13,256,823)        (1,781,131)         (100,953)
                                     -----------------  -----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............          7,944,493          2,975,931        (1,828,449)            16,251
                                     -----------------  -----------------  -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........          9,399,725          8,077,218         14,767,009         4,116,214
   Net transfers (including fixed
     account)......................          3,916,312          1,144,594          8,481,816         2,551,951
   Contract charges................        (1,118,748)        (1,020,879)          (127,692)           (9,905)
   Transfers for contract benefits
     and terminations..............       (23,135,934)       (24,016,051)          (884,805)          (52,833)
                                     -----------------  -----------------  -----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......       (10,938,645)       (15,815,118)         22,236,328         6,605,427
                                     -----------------  -----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets..............        (2,994,152)       (12,839,187)         20,407,879         6,621,678
NET ASSETS:
   Beginning of year...............        271,471,540        284,310,727          6,621,678                --
                                     -----------------  -----------------  -----------------  ----------------
   End of year.....................  $     268,477,388  $     271,471,540  $      27,029,557  $      6,621,678
                                     =================  =================  =================  ================

                                                 MIST PIMCO                                                            MIST
                                          INFLATION PROTECTED BOND               MIST PIMCO TOTAL RETURN           PIONEER FUND
                                             INVESTMENT DIVISION                   INVESTMENT DIVISION          INVESTMENT DIVISION
                                     -----------------------------------  ------------------------------------  -------------------
                                           2015               2014               2015               2014             2015 (e)
                                     ----------------  -----------------  -----------------  -----------------  -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $     18,028,545  $       1,539,353  $      42,775,561  $      12,421,593  $               7
   Net realized gains (losses).....       (8,502,320)        (7,095,453)          9,908,623          (111,363)                644
   Change in unrealized gains
     (losses) on investments.......      (30,487,770)         15,311,995       (64,806,501)         20,819,584              (814)
                                     ----------------  -----------------  -----------------  -----------------  -------------------
     Net increase (decrease)
        in net assets resulting
        from operations............      (20,961,545)          9,755,895       (12,122,317)         33,129,814              (163)
                                     ----------------  -----------------  -----------------  -----------------  -------------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........        13,413,226         17,499,770         29,337,987         41,864,333              6,978
   Net transfers (including fixed
     account)......................       (9,141,299)       (26,259,193)       (16,147,459)       (43,304,861)                  5
   Contract charges................       (3,697,295)        (3,752,191)        (7,011,705)        (6,974,624)                 --
   Transfers for contract benefits
     and terminations..............      (40,815,967)       (44,533,339)       (90,635,820)      (100,252,698)                 --
                                     ----------------  -----------------  -----------------  -----------------  -------------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......      (40,241,335)       (57,044,953)       (84,456,997)      (108,667,850)              6,983
                                     ----------------  -----------------  -----------------  -----------------  -------------------
     Net increase (decrease)
        in net assets..............      (61,202,880)       (47,289,058)       (96,579,314)       (75,538,036)              6,820
NET ASSETS:
   Beginning of year...............       512,607,268        559,896,326      1,090,762,284      1,166,300,320                 --
                                     ----------------  -----------------  -----------------  -----------------  -------------------
   End of year.....................  $    451,404,388  $     512,607,268  $     994,182,970  $   1,090,762,284  $           6,820
                                     ================  =================  =================  =================  ===================


                                        MIST PIONEER STRATEGIC INCOME        MIST PYRAMIS GOVERNMENT INCOME
                                             INVESTMENT DIVISION                   INVESTMENT DIVISION
                                     ------------------------------------  ------------------------------------
                                           2015               2014               2015               2014
                                     -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       2,949,511  $       2,533,622  $       5,585,521  $       7,154,892
   Net realized gains (losses).....            573,638            772,493          (150,619)        (1,621,559)
   Change in unrealized gains
     (losses) on investments.......        (5,669,032)        (1,203,395)        (9,705,204)         26,699,448
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        (2,145,883)          2,102,720        (4,270,302)         32,232,781
                                     -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........          3,848,699          4,823,256         21,028,062         14,609,351
   Net transfers (including fixed
     account)......................          2,537,821          4,305,269          3,306,610       (14,421,751)
   Contract charges................          (492,329)          (462,015)        (7,075,620)        (6,961,531)
   Transfers for contract benefits
     and terminations..............        (4,592,952)        (3,819,840)       (36,356,781)       (32,931,648)
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......          1,301,239          4,846,670       (19,097,729)       (39,705,579)
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............          (844,644)          6,949,390       (23,368,031)        (7,472,798)
NET ASSETS:
   Beginning of year...............         76,351,267         69,401,877        534,446,057        541,918,855
                                     -----------------  -----------------  -----------------  -----------------
   End of year.....................  $      75,506,623  $      76,351,267  $     511,078,026  $     534,446,057
                                     =================  =================  =================  =================

(a) Commenced November 19, 2014 and began transactions in 2015.
(b) Commenced December 13, 2013 and began transactions in 2014.
(c) For the period November 19, 2014 to December 31, 2014.
(d) For the period April 28, 2014 to December 31, 2014.
(e) Commenced December 13, 2013 and began transactions in 2015.
(f) For the period May 1, 2015 to December 31, 2015.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014




                                          MIST PYRAMIS MANAGED RISK        MIST SCHRODERS GLOBAL MULTI-ASSET
                                             INVESTMENT DIVISION                  INVESTMENT DIVISION
                                     -----------------------------------  -----------------------------------
                                           2015              2014               2015               2014
                                     ----------------  -----------------  ----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $    (1,222,017)  $     (1,153,230)  $    (1,174,934)  $         161,473
   Net realized gains (losses).....         7,276,907            334,734        14,281,545         14,501,015
   Change in unrealized gains
     (losses) on investments.......      (16,145,144)          7,306,434      (25,032,926)          9,882,321
                                     ----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............      (10,090,254)          6,487,938      (11,926,315)         24,544,809
                                     ----------------  -----------------  ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........       105,640,846         30,415,570        67,525,609         37,221,360
   Net transfers (including fixed
     account)......................        96,467,400         37,409,357        41,820,235         27,890,778
   Contract charges................       (2,123,563)          (935,047)       (5,548,357)        (4,565,324)
   Transfers for contract benefits
     and terminations..............       (7,685,955)        (3,371,964)      (20,230,788)       (16,251,420)
                                     ----------------  -----------------  ----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......       192,298,728         63,517,916        83,566,699         44,295,394
                                     ----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets..............       182,208,474         70,005,854        71,640,384         68,840,203
NET ASSETS:
   Beginning of year...............       127,322,331         57,316,477       426,762,086        357,921,883
                                     ----------------  -----------------  ----------------  -----------------
   End of year.....................  $    309,530,805  $     127,322,331  $    498,402,470  $     426,762,086
                                     ================  =================  ================  =================

                                                                                                                    MIST T. ROWE
                                                                                                                   PRICE LARGE CAP
                                       MIST SSGA GROWTH AND INCOME ETF            MIST SSGA GROWTH ETF                  VALUE
                                             INVESTMENT DIVISION                   INVESTMENT DIVISION           INVESTMENT DIVISION
                                     ------------------------------------  ------------------------------------  -------------------
                                            2015              2014                2015              2014              2015 (e)
                                     -----------------  ----------------   -----------------  -----------------  -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       9,759,736  $      9,506,488   $       1,156,549  $       1,005,584   $          (446)
   Net realized gains (losses).....         59,953,689        69,285,074          10,507,045         12,495,548                 37
   Change in unrealized gains
     (losses) on investments.......       (98,150,269)      (36,174,019)        (17,009,748)        (7,185,364)            (3,740)
                                     -----------------  ----------------   -----------------  -----------------  -------------------
     Net increase (decrease)
        in net assets resulting
        from operations............       (28,436,844)        42,617,543         (5,346,154)          6,315,768            (4,149)
                                     -----------------  ----------------   -----------------  -----------------  -------------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........         44,577,621        24,323,776           8,084,130          7,409,394             99,195
   Net transfers (including fixed
     account)......................       (32,417,407)      (26,282,031)           (531,329)          5,707,554             42,756
   Contract charges................        (9,202,199)       (9,007,601)         (1,044,385)          (922,307)                 --
   Transfers for contract benefits
     and terminations..............       (53,469,988)      (52,178,650)        (11,626,734)       (10,703,118)                (6)
                                     -----------------  ----------------   -----------------  -----------------  -------------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......       (50,511,973)      (63,144,506)         (5,118,318)          1,491,523            141,945
                                     -----------------  ----------------   -----------------  -----------------  -------------------
     Net increase (decrease)
        in net assets..............       (78,948,817)      (20,526,963)        (10,464,472)          7,807,291            137,796
NET ASSETS:
   Beginning of year...............        959,208,935       979,735,898         158,546,674        150,739,383                 --
                                     -----------------  ----------------   -----------------  -----------------  -------------------
   End of year.....................  $     880,260,118  $    959,208,935   $     148,082,202  $     158,546,674   $        137,796
                                     =================  ================   =================  =================  ===================


                                                                              MIST TCW CORE
                                       MIST T. ROWE PRICE MID CAP GROWTH      FIXED INCOME           MIST WMC LARGE CAP RESEARCH
                                              INVESTMENT DIVISION          INVESTMENT DIVISION           INVESTMENT DIVISION
                                     ------------------------------------  -------------------  ------------------------------------
                                            2015              2014              2015 (f)               2015               2014
                                     -----------------  -----------------   ----------------    -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $     (5,634,713)  $     (5,072,974)   $           (20)    $       (743,626)  $     (1,565,524)
   Net realized gains (losses).....         78,978,860         48,791,680                 --           76,771,964         19,130,176
   Change in unrealized gains
     (losses) on investments.......       (50,570,412)            423,719               (16)         (49,429,031)         69,662,689
                                     -----------------  -----------------   ----------------    -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         22,773,735         44,142,425               (36)           26,599,307         87,227,341
                                     -----------------  -----------------   ----------------    -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........         25,568,356         22,501,374              7,500           11,762,759         13,632,289
   Net transfers (including fixed
     account)......................         20,490,955            163,656             13,199         (19,471,410)       (13,739,992)
   Contract charges................        (2,178,434)        (1,921,040)                 --            (759,734)          (722,886)
   Transfers for contract benefits
     and terminations..............       (35,630,225)       (32,815,857)                 --         (68,589,447)       (65,130,176)
                                     -----------------  -----------------   ----------------    -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......          8,250,652       (12,071,867)             20,699         (77,057,832)       (65,960,765)
                                     -----------------  -----------------   ----------------    -----------------  -----------------
     Net increase (decrease)
        in net assets..............         31,024,387         32,070,558             20,663         (50,458,525)         21,266,576
NET ASSETS:
   Beginning of year...............        425,918,797        393,848,239                 --          761,053,589        739,787,013
                                     -----------------  -----------------   ----------------    -----------------  -----------------
   End of year.....................  $     456,943,184  $     425,918,797   $         20,663    $     710,595,064  $     761,053,589
                                     =================  =================   ================    =================  =================

(a) Commenced November 19, 2014 and began transactions in 2015.
(b) Commenced December 13, 2013 and began transactions in 2014.
(c) For the period November 19, 2014 to December 31, 2014.
(d) For the period April 28, 2014 to December 31, 2014.
(e) Commenced December 13, 2013 and began transactions in 2015.
(f) For the period May 1, 2015 to December 31, 2015.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014



                                                   VARIABLE B                           VARIABLE C
                                               INVESTMENT DIVISION                  INVESTMENT DIVISION
                                      ------------------------------------  ------------------------------------
                                            2015                2014              2015               2014
                                      -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $           5,694  $           7,004  $          11,324  $          10,465
   Net realized gains (losses)......          1,507,345            400,057            111,175             12,154
   Change in unrealized gains
     (losses) on investments........        (1,012,258)          1,249,360           (61,478)            143,876
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............            500,781          1,656,421             61,021            166,495
                                      -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........                 --              1,722                 --                 --
   Net transfers (including fixed
     account).......................                 --                 --                 --                 --
   Contract charges.................                 --                 --                 --                 --
   Transfers for contract benefits
     and terminations...............        (2,159,003)        (1,764,569)           (49,123)           (56,475)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......        (2,159,003)        (1,762,847)           (49,123)           (56,475)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets...............        (1,658,222)          (106,426)             11,898            110,020
NET ASSETS:
   Beginning of year................         13,870,298         13,976,724          1,356,840          1,246,820
                                      -----------------  -----------------  -----------------  -----------------
   End of year......................  $      12,212,076  $      13,870,298  $       1,368,738  $       1,356,840
                                      =================  =================  =================  =================

                                               MSF BAILLIE GIFFORD                       MSF BARCLAYS
                                               INTERNATIONAL STOCK                   AGGREGATE BOND INDEX
                                               INVESTMENT DIVISION                    INVESTMENT DIVISION
                                      -------------------------------------  -------------------------------------
                                             2015               2014                2015               2014
                                      ------------------  -----------------  -----------------  ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $          477,891  $         148,505  $      17,875,505  $       18,538,567
   Net realized gains (losses)......         (1,107,968)          (835,772)            721,469             789,567
   Change in unrealized gains
     (losses) on investments........         (3,208,049)        (5,962,448)       (32,081,982)          29,744,049
                                      ------------------  -----------------  -----------------  ------------------
     Net increase (decrease)
        in net assets resulting
        from operations.............         (3,838,126)        (6,649,715)       (13,485,008)          49,072,183
                                      ------------------  -----------------  -----------------  ------------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........           3,238,899          3,886,169         75,590,153          68,034,934
   Net transfers (including fixed
     account).......................         (2,589,739)            412,960         15,299,808          33,728,296
   Contract charges.................           (409,655)          (413,929)        (6,358,171)         (5,936,263)
   Transfers for contract benefits
     and terminations...............        (13,459,183)       (15,862,121)      (116,103,203)       (116,469,102)
                                      ------------------  -----------------  -----------------  ------------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......        (13,219,678)       (11,976,921)       (31,571,413)        (20,642,135)
                                      ------------------  -----------------  -----------------  ------------------
     Net increase (decrease)
        in net assets...............        (17,057,804)       (18,626,636)       (45,056,421)          28,430,048
NET ASSETS:
   Beginning of year................         143,934,419        162,561,055      1,201,918,831       1,173,488,783
                                      ------------------  -----------------  -----------------  ------------------
   End of year......................  $      126,876,615  $     143,934,419  $   1,156,862,410  $    1,201,918,831
                                      ==================  =================  =================  ==================


                                           MSF BLACKROCK BOND INCOME         MSF BLACKROCK CAPITAL APPRECIATION
                                              INVESTMENT DIVISION                    INVESTMENT DIVISION
                                      ------------------------------------  -------------------------------------
                                            2015                2014               2015               2014
                                      -----------------  -----------------  ------------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $      12,251,881  $       9,962,328  $      (2,366,584)  $     (2,310,022)
   Net realized gains (losses)......          5,818,364            552,890          40,537,628         10,125,655
   Change in unrealized gains
     (losses) on investments........       (22,179,775)         15,776,512        (29,688,354)          5,010,354
                                      -----------------  -----------------  ------------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        (4,109,530)         26,291,730           8,482,690         12,825,987
                                      -----------------  -----------------  ------------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........         19,829,390         17,873,482           7,009,721          5,557,016
   Net transfers (including fixed
     account).......................         16,202,388         25,588,292         (3,258,993)        (6,906,160)
   Contract charges.................        (2,330,867)        (2,012,040)         (1,076,700)        (1,025,151)
   Transfers for contract benefits
     and terminations...............       (48,715,946)       (48,174,128)        (15,051,494)       (14,764,188)
                                      -----------------  -----------------  ------------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......       (15,015,035)        (6,724,394)        (12,377,466)       (17,138,483)
                                      -----------------  -----------------  ------------------  -----------------
     Net increase (decrease)
        in net assets...............       (19,124,565)         19,567,336         (3,894,776)        (4,312,496)
NET ASSETS:
   Beginning of year................        498,013,818        478,446,482         184,744,024        189,056,520
                                      -----------------  -----------------  ------------------  -----------------
   End of year......................  $     478,889,253  $     498,013,818  $      180,849,248  $     184,744,024
                                      =================  =================  ==================  =================


                                          MSF BLACKROCK LARGE CAP VALUE
                                               INVESTMENT DIVISION
                                      ------------------------------------
                                             2015              2014
                                      -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $         835,724  $       (549,259)
   Net realized gains (losses)......         18,783,606         62,173,448
   Change in unrealized gains
     (losses) on investments........       (38,494,523)       (39,840,375)
                                      -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............       (18,875,193)         21,783,814
                                      -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........         10,587,598         12,719,265
   Net transfers (including fixed
     account).......................        (2,320,586)             50,266
   Contract charges.................        (1,369,677)        (1,327,333)
   Transfers for contract benefits
     and terminations...............       (23,869,944)       (26,243,852)
                                      -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......       (16,972,609)       (14,801,654)
                                      -----------------  -----------------
     Net increase (decrease)
        in net assets...............       (35,847,802)          6,982,160
NET ASSETS:
   Beginning of year................        277,145,192        270,163,032
                                      -----------------  -----------------
   End of year......................  $     241,297,390  $     277,145,192
                                      =================  =================

(a) Commenced November 19, 2014 and began transactions in 2015.
(b) Commenced December 13, 2013 and began transactions in 2014.
(c) For the period November 19, 2014 to December 31, 2014.
(d) For the period April 28, 2014 to December 31, 2014.
(e) Commenced December 13, 2013 and began transactions in 2015.
(f) For the period May 1, 2015 to December 31, 2015.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014



                                         MSF BLACKROCK MONEY MARKET           MSF FRONTIER MID CAP GROWTH
                                             INVESTMENT DIVISION                  INVESTMENT DIVISION
                                     -----------------------------------  ------------------------------------
                                           2015               2014              2015               2014
                                     ----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $      (897,912)  $       (995,836)  $     (6,402,472)  $     (6,324,343)
   Net realized gains (losses).....                --                 --         87,308,805         66,003,178
   Change in unrealized gains
     (losses) on investments.......                --                 --       (70,811,852)       (11,811,240)
                                     ----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         (897,912)          (995,836)         10,094,481         47,867,595
                                     ----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........        10,263,669          6,029,836          8,174,212          8,261,247
   Net transfers (including fixed
     account)......................       (3,986,517)        (3,149,949)        (5,595,314)        (9,143,437)
   Contract charges................         (534,027)          (576,008)          (623,301)          (593,616)
   Transfers for contract benefits
     and terminations..............       (9,584,689)       (14,315,222)       (47,843,700)       (45,108,676)
                                     ----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......       (3,841,564)       (12,011,343)       (45,888,103)       (46,584,482)
                                     ----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............       (4,739,476)       (13,007,179)       (35,793,622)          1,283,113
NET ASSETS:
   Beginning of year...............        70,377,934         83,385,113        516,959,626        515,676,513
                                     ----------------  -----------------  -----------------  -----------------
   End of year.....................  $     65,638,458  $      70,377,934  $     481,166,004  $     516,959,626
                                     ================  =================  =================  =================

                                                                                   MSF LOOMIS SAYLES
                                             MSF JENNISON GROWTH                    SMALL CAP CORE
                                             INVESTMENT DIVISION                  INVESTMENT DIVISION
                                     -----------------------------------  ------------------------------------
                                           2015               2014              2015               2014
                                     ----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $    (2,145,918)  $     (2,093,162)  $     (2,230,204)  $     (2,420,074)
   Net realized gains (losses).....        34,731,596         18,453,989         28,214,937         31,470,072
   Change in unrealized gains
     (losses) on investments.......      (16,815,087)        (3,551,217)       (30,671,698)       (24,891,546)
                                     ----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        15,770,591         12,809,610        (4,686,965)          4,158,452
                                     ----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........         6,669,903          5,673,938          6,072,356          7,160,942
   Net transfers (including fixed
     account)......................         3,673,494        (6,588,785)        (4,558,976)        (2,874,330)
   Contract charges................       (1,036,154)          (993,164)          (731,994)          (707,054)
   Transfers for contract benefits
     and terminations..............      (14,525,014)       (13,971,214)       (18,477,171)       (18,555,419)
                                     ----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......       (5,217,771)       (15,879,225)       (17,695,785)       (14,975,861)
                                     ----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............        10,552,820        (3,069,615)       (22,382,750)       (10,817,409)
NET ASSETS:
   Beginning of year...............       174,229,733        177,299,348        192,412,320        203,229,729
                                     ----------------  -----------------  -----------------  -----------------
   End of year.....................  $    184,782,553  $     174,229,733  $     170,029,570  $     192,412,320
                                     ================  =================  =================  =================

                                              MSF LOOMIS SAYLES
                                              SMALL CAP GROWTH               MSF MET/ARTISAN MID CAP VALUE
                                             INVESTMENT DIVISION                  INVESTMENT DIVISION
                                     -----------------------------------  ------------------------------------
                                           2015               2014              2015               2014
                                     ----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $      (687,881)  $       (728,850)  $       (487,572)  $     (1,654,601)
   Net realized gains (losses).....         9,423,368         10,665,523         33,579,210          6,709,487
   Change in unrealized gains
     (losses) on investments.......       (8,680,037)       (10,531,918)       (57,415,570)        (3,523,612)
                                     ----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............            55,450          (595,245)       (24,323,932)          1,531,274
                                     ----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........         1,671,979          2,022,653          6,763,059          9,516,098
   Net transfers (including fixed
     account)......................           900,739        (4,861,259)        (5,945,057)        (2,810,621)
   Contract charges................         (119,186)          (116,921)          (572,399)          (600,532)
   Transfers for contract benefits
     and terminations..............       (5,522,762)        (6,070,016)       (24,229,032)       (27,120,985)
                                     ----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......       (3,069,230)        (9,025,543)       (23,983,429)       (21,016,040)
                                     ----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............       (3,013,780)        (9,620,788)       (48,307,361)       (19,484,766)
NET ASSETS:
   Beginning of year...............        54,772,060         64,392,848        249,301,841        268,786,607
                                     ----------------  -----------------  -----------------  -----------------
   End of year.....................  $     51,758,280  $      54,772,060  $     200,994,480  $     249,301,841
                                     ================  =================  =================  =================

                                             MSF MET/DIMENSIONAL
                                         INTERNATIONAL SMALL COMPANY
                                             INVESTMENT DIVISION
                                     -----------------------------------
                                           2015               2014
                                     ----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $         33,101  $          40,800
   Net realized gains (losses).....         1,213,540            270,451
   Change in unrealized gains
     (losses) on investments.......         (930,935)          (899,309)
                                     ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............           315,706          (588,058)
                                     ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........           562,026            968,078
   Net transfers (including fixed
     account)......................           142,618          1,244,253
   Contract charges................          (54,906)           (47,631)
   Transfers for contract benefits
     and terminations..............         (326,783)          (376,436)
                                     ----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......           322,955          1,788,264
                                     ----------------  -----------------
     Net increase (decrease)
        in net assets..............           638,661          1,200,206
NET ASSETS:
   Beginning of year...............         7,087,460          5,887,254
                                     ----------------  -----------------
   End of year.....................  $      7,726,121  $       7,087,460
                                     ================  =================

(a) Commenced November 19, 2014 and began transactions in 2015.
(b) Commenced December 13, 2013 and began transactions in 2014.
(c) For the period November 19, 2014 to December 31, 2014.
(d) For the period April 28, 2014 to December 31, 2014.
(e) Commenced December 13, 2013 and began transactions in 2015.
(f) For the period May 1, 2015 to December 31, 2015.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014


                                         MSF METLIFE ASSET ALLOCATION 20        MSF METLIFE ASSET ALLOCATION 40
                                               INVESTMENT DIVISION                    INVESTMENT DIVISION
                                      -------------------------------------  ------------------------------------
                                             2015               2014               2015                2014
                                      -----------------  ------------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $       4,049,551  $       13,896,813  $    (13,501,985)  $      23,381,196
   Net realized gains (losses)......         17,170,497          26,178,446         93,914,884         73,541,453
   Change in unrealized gains
     (losses) on investments........       (29,849,147)        (23,247,513)      (110,103,096)       (44,972,311)
                                      -----------------  ------------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        (8,629,099)          16,827,746       (29,690,197)         51,950,338
                                      -----------------  ------------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........         23,021,689          26,657,059         43,521,502         59,297,231
   Net transfers (including fixed
     account).......................       (13,517,149)        (14,313,128)       (30,068,425)       (14,405,089)
   Contract charges.................        (3,280,721)         (3,462,380)        (9,917,038)       (10,206,995)
   Transfers for contract benefits
     and terminations...............       (47,370,506)        (54,509,493)      (128,574,673)      (133,745,000)
                                      -----------------  ------------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......       (41,146,687)        (45,627,942)      (125,038,634)       (99,059,853)
                                      -----------------  ------------------  -----------------  -----------------
     Net increase (decrease)
        in net assets...............       (49,775,786)        (28,800,196)      (154,728,831)       (47,109,515)
NET ASSETS:
   Beginning of year................        521,380,178         550,180,374      1,428,984,290      1,476,093,805
                                      -----------------  ------------------  -----------------  -----------------
   End of year......................  $     471,604,392  $      521,380,178  $   1,274,255,459  $   1,428,984,290
                                      =================  ==================  =================  =================

                                         MSF METLIFE ASSET ALLOCATION 60        MSF METLIFE ASSET ALLOCATION 80
                                               INVESTMENT DIVISION                    INVESTMENT DIVISION
                                      -------------------------------------  ------------------------------------
                                             2015               2014                2015              2014
                                       -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....   $    (30,522,692)  $      35,781,481  $    (17,939,177)  $       6,674,371
   Net realized gains (losses)......         338,781,909        242,074,405        133,682,074         40,779,324
   Change in unrealized gains
     (losses) on investments........       (408,025,987)      (114,823,100)      (169,502,844)         31,702,916
                                       -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        (99,766,770)        163,032,786       (53,759,947)         79,156,611
                                       -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........         141,856,789        142,959,175         73,046,350         83,366,762
   Net transfers (including fixed
     account).......................        (54,765,136)       (29,853,455)       (39,058,626)         66,844,127
   Contract charges.................        (35,530,809)       (34,898,596)       (13,292,993)       (12,439,753)
   Transfers for contract benefits
     and terminations...............       (339,177,273)      (329,329,344)      (154,787,619)      (150,251,241)
                                       -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......       (287,616,429)      (251,122,220)      (134,092,888)       (12,480,105)
                                       -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets...............       (387,383,199)       (88,089,434)      (187,852,835)         66,676,506
NET ASSETS:
   Beginning of year................       4,365,939,925      4,454,029,359      2,021,856,411      1,955,179,905
                                       -----------------  -----------------  -----------------  -----------------
   End of year......................   $   3,978,556,726  $   4,365,939,925  $   1,834,003,576  $   2,021,856,411
                                       =================  =================  =================  =================

                                         MSF METLIFE MID CAP STOCK INDEX            MSF METLIFE STOCK INDEX
                                               INVESTMENT DIVISION                    INVESTMENT DIVISION
                                      -------------------------------------  ------------------------------------
                                             2015               2014               2015                2014
                                      -----------------  ------------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $     (1,368,736)  $      (1,942,475)  $      12,314,597  $      11,073,177
   Net realized gains (losses)......         48,525,278          40,073,549        226,597,227        178,937,329
   Change in unrealized gains
     (losses) on investments........       (66,183,505)           3,367,529      (241,831,474)        155,769,398
                                      -----------------  ------------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............       (19,026,963)          41,498,603        (2,919,650)        345,779,904
                                      -----------------  ------------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........         27,302,440          29,033,507         93,131,498         97,402,249
   Net transfers (including fixed
     account).......................        (1,110,575)         (4,852,865)       (15,639,834)       (69,411,914)
   Contract charges.................        (2,009,730)         (1,907,550)        (7,471,380)        (7,181,264)
   Transfers for contract benefits
     and terminations...............       (47,544,633)        (45,089,289)      (285,776,588)      (287,323,305)
                                      -----------------  ------------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......       (23,362,498)        (22,816,197)      (215,756,304)      (266,514,234)
                                      -----------------  ------------------  -----------------  -----------------
     Net increase (decrease)
        in net assets...............       (42,389,461)          18,682,406      (218,675,954)         79,265,670
NET ASSETS:
   Beginning of year................        550,797,141         532,114,735      3,141,402,122      3,062,136,452
                                      -----------------  ------------------  -----------------  -----------------
   End of year......................  $     508,407,680  $      550,797,141  $   2,922,726,168  $   3,141,402,122
                                      =================  ==================  =================  =================

                                             MSF MFS TOTAL RETURN
                                              INVESTMENT DIVISION
                                      ------------------------------------
                                            2015                2014
                                      -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $       1,926,087  $       1,628,484
   Net realized gains (losses)......          3,730,610          3,180,310
   Change in unrealized gains
     (losses) on investments........        (7,803,043)          5,996,997
                                      -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        (2,146,346)         10,805,791
                                      -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........          4,838,117          5,800,170
   Net transfers (including fixed
     account).......................        (1,290,543)          1,842,892
   Contract charges.................          (452,176)          (435,167)
   Transfers for contract benefits
     and terminations...............       (15,494,511)       (15,935,068)
                                      -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......       (12,399,113)        (8,727,173)
                                      -----------------  -----------------
     Net increase (decrease)
        in net assets...............       (14,545,459)          2,078,618
NET ASSETS:
   Beginning of year................        157,659,622        155,581,004
                                      -----------------  -----------------
   End of year......................  $     143,114,163  $     157,659,622
                                      =================  =================

(a) Commenced November 19, 2014 and began transactions in 2015.
(b) Commenced December 13, 2013 and began transactions in 2014.
(c) For the period November 19, 2014 to December 31, 2014.
(d) For the period April 28, 2014 to December 31, 2014.
(e) Commenced December 13, 2013 and began transactions in 2015.
(f) For the period May 1, 2015 to December 31, 2015.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014



                                                MSF MFS VALUE                     MSF MSCI EAFE INDEX
                                             INVESTMENT DIVISION                  INVESTMENT DIVISION
                                     ----------------------------------  ------------------------------------
                                           2015              2014               2015              2014
                                     ----------------  ----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $      6,455,781  $      1,620,760  $       9,232,425  $       5,994,993
   Net realized gains (losses).....        86,154,317        34,648,687          5,055,321          4,906,164
   Change in unrealized gains
     (losses) on investments.......      (99,784,014)         9,709,774       (24,716,207)       (50,125,750)
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............       (7,173,916)        45,979,221       (10,428,461)       (39,224,593)
                                     ----------------  ----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........        17,425,359        22,015,424         28,395,445         29,761,878
   Net transfers (including fixed
     account)......................      (14,316,115)      (11,619,646)         12,258,167         33,938,265
   Contract charges................       (1,934,865)       (1,892,394)        (2,212,399)        (2,121,715)
   Transfers for contract benefits
     and terminations..............      (44,805,407)      (48,036,755)       (45,106,608)       (45,835,202)
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......      (43,631,028)      (39,533,371)        (6,665,395)         15,743,226
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............      (50,804,944)         6,445,850       (17,093,856)       (23,481,367)
NET ASSETS:
   Beginning of year...............       526,090,577       519,644,727        511,371,706        534,853,073
                                     ----------------  ----------------  -----------------  -----------------
   End of year.....................  $    475,285,633  $    526,090,577  $     494,277,850  $     511,371,706
                                     ================  ================  =================  =================


                                        MSF NEUBERGER BERMAN GENESIS             MSF RUSSELL 2000 INDEX
                                             INVESTMENT DIVISION                   INVESTMENT DIVISION
                                     -----------------------------------  ------------------------------------
                                           2015               2014               2015               2014
                                     -----------------  ----------------   ----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $     (3,008,875)  $    (3,240,300)   $      (580,827)  $       (742,961)
   Net realized gains (losses).....          7,964,825         6,555,789         31,065,104         21,937,691
   Change in unrealized gains
     (losses) on investments.......        (6,471,465)       (9,082,126)       (48,711,087)        (8,701,872)
                                     -----------------  ----------------   ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        (1,515,515)       (5,766,637)       (18,226,810)         12,492,858
                                     -----------------  ----------------   ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........          7,739,128         8,812,379         16,818,484         18,853,314
   Net transfers (including fixed
     account)......................       (10,865,503)       (6,073,271)            233,853            120,448
   Contract charges................          (699,118)         (712,659)          (988,185)          (914,650)
   Transfers for contract benefits
     and terminations..............       (32,306,504)      (37,590,787)       (28,992,392)       (29,143,871)
                                     -----------------  ----------------   ----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......       (36,131,997)      (35,564,338)       (12,928,240)       (11,084,759)
                                     -----------------  ----------------   ----------------  -----------------
     Net increase (decrease)
        in net assets..............       (37,647,512)      (41,330,975)       (31,155,050)          1,408,099
NET ASSETS:
   Beginning of year...............        326,918,853       368,249,828        349,277,094        347,868,995
                                     -----------------  ----------------   ----------------  -----------------
   End of year.....................  $     289,271,341  $    326,918,853   $    318,122,044  $     349,277,094
                                     =================  ================   ================  =================

                                              MSF T. ROWE PRICE                     MSF T. ROWE PRICE
                                              LARGE CAP GROWTH                      SMALL CAP GROWTH
                                             INVESTMENT DIVISION                   INVESTMENT DIVISION
                                     ------------------------------------  ----------------------------------
                                            2015              2014               2015              2014
                                     -----------------  -----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $     (5,695,516)  $     (5,279,237)  $    (4,831,613)  $    (4,727,861)
   Net realized gains (losses).....         92,797,482         45,165,018        47,425,085        45,125,313
   Change in unrealized gains
     (losses) on investments.......       (46,422,714)        (8,242,897)      (37,585,745)      (19,935,792)
                                     -----------------  -----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         40,679,252         31,642,884         5,007,727        20,461,660
                                     -----------------  -----------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........         28,758,080         24,167,784        20,967,157        18,846,975
   Net transfers (including fixed
     account)......................         29,926,297            823,757        18,655,177       (6,509,909)
   Contract charges................        (1,485,381)        (1,258,257)       (1,118,254)         (957,277)
   Transfers for contract benefits
     and terminations..............       (41,836,555)       (39,594,121)      (32,918,369)      (32,520,361)
                                     -----------------  -----------------  ----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......         15,362,441       (15,860,837)         5,585,711      (21,140,572)
                                     -----------------  -----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets..............         56,041,693         15,782,047        10,593,438         (678,912)
NET ASSETS:
   Beginning of year...............        443,081,491        427,299,444       394,821,897       395,500,809
                                     -----------------  -----------------  ----------------  ----------------
   End of year.....................  $     499,123,184  $     443,081,491  $    405,415,335  $    394,821,897
                                     =================  =================  ================  ================

                                                  MSF VAN ECK
                                           GLOBAL NATURAL RESOURCES
                                              INVESTMENT DIVISION
                                     ------------------------------------
                                            2015               2014
                                     -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       (382,787)  $       (399,940)
   Net realized gains (losses).....          (621,489)            797,251
   Change in unrealized gains
     (losses) on investments.......       (12,781,589)        (7,978,235)
                                     -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............       (13,785,865)        (7,580,924)
                                     -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........            398,171            443,381
   Net transfers (including fixed
     account)......................         11,005,474          4,265,132
   Contract charges................          (403,843)          (430,366)
   Transfers for contract benefits
     and terminations..............        (1,876,569)        (1,800,103)
                                     -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......          9,123,233          2,478,044
                                     -----------------  -----------------
     Net increase (decrease)
        in net assets..............        (4,662,632)        (5,102,880)
NET ASSETS:
   Beginning of year...............         36,305,032         41,407,912
                                     -----------------  -----------------
   End of year.....................  $      31,642,400  $      36,305,032
                                     =================  =================

(a) Commenced November 19, 2014 and began transactions in 2015.
(b) Commenced December 13, 2013 and began transactions in 2014.
(c) For the period November 19, 2014 to December 31, 2014.
(d) For the period April 28, 2014 to December 31, 2014.
(e) Commenced December 13, 2013 and began transactions in 2015.
(f) For the period May 1, 2015 to December 31, 2015.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014




                                        MSF WESTERN ASSET MANAGEMENT                MSF WESTERN ASSET
                                        STRATEGIC BOND OPPORTUNITIES           MANAGEMENT U.S. GOVERNMENT
                                             INVESTMENT DIVISION                   INVESTMENT DIVISION
                                     ------------------------------------  ------------------------------------
                                           2015               2014               2015               2014
                                     -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       7,687,045  $       9,077,538  $       1,580,034  $         962,166
   Net realized gains (losses).....          1,364,144          2,725,207          (159,094)           (72,019)
   Change in unrealized gains
     (losses) on investments.......       (15,235,408)        (2,590,250)        (3,068,212)          1,826,117
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        (6,184,219)          9,212,495        (1,647,272)          2,716,264
                                     -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........          6,313,082          6,066,468          5,174,975          5,625,227
   Net transfers (including fixed
     account)......................          (647,919)          1,213,333            921,995          1,535,071
   Contract charges................          (520,305)          (539,588)          (994,672)          (993,778)
   Transfers for contract benefits
     and terminations..............       (27,101,107)       (29,325,492)       (22,256,012)       (23,508,716)
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......       (21,956,249)       (22,585,279)       (17,153,714)       (17,342,196)
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............       (28,140,468)       (13,372,784)       (18,800,986)       (14,625,932)
NET ASSETS:
   Beginning of year...............        217,390,710        230,763,494        197,952,838        212,578,770
                                     -----------------  -----------------  -----------------  -----------------
   End of year.....................  $     189,250,242  $     217,390,710  $     179,151,852  $     197,952,838
                                     =================  =================  =================  =================



                                                                                        MSF WMC
                                              MSF WMC BALANCED                 CORE EQUITY OPPORTUNITIES
                                             INVESTMENT DIVISION                  INVESTMENT DIVISION
                                     -----------------------------------  ----------------------------------
                                           2015               2014              2015              2014
                                     -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       4,320,253  $      4,911,350  $      2,010,969  $    (4,653,195)
   Net realized gains (losses).....        122,285,557        18,339,588       216,287,956        79,773,477
   Change in unrealized gains
     (losses) on investments.......      (117,805,709)        35,590,331     (212,947,143)      (20,448,272)
                                     -----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............          8,800,101        58,841,269         5,351,782        54,672,010
                                     -----------------  ----------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........         10,373,098        10,221,524        14,163,559        17,449,672
   Net transfers (including fixed
     account)......................        (8,898,329)       (9,891,981)      (25,245,004)      (35,100,038)
   Contract charges................          (318,511)         (309,998)       (2,861,773)       (2,872,891)
   Transfers for contract benefits
     and terminations..............       (66,281,409)      (70,203,531)      (55,904,555)      (60,786,681)
                                     -----------------  ----------------  ----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......       (65,125,151)      (70,183,986)      (69,847,773)      (81,309,938)
                                     -----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets..............       (56,325,050)      (11,342,717)      (64,495,991)      (26,637,928)
NET ASSETS:
   Beginning of year...............        669,398,262       680,740,979       633,127,551       659,765,479
                                     -----------------  ----------------  ----------------  ----------------
   End of year.....................  $     613,073,212  $    669,398,262  $    568,631,560  $    633,127,551
                                     =================  ================  ================  ================


                                                   PIMCO VIT                             PIMCO VIT                    PIMCO VIT
                                              COMMODITYREALRETURN                    EMERGING MARKETS               UNCONSTRAINED
                                                   STRATEGY                                BOND                         BOND
                                              INVESTMENT DIVISION                   INVESTMENT DIVISION          INVESTMENT DIVISION
                                     ------------------------------------  ------------------------------------  -------------------
                                            2015             2014 (c)             2015             2014 (c)           2015 (a)
                                     -----------------  -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $             432  $              --  $           1,403  $               2  $           1,206
   Net realized gains (losses).....            (1,094)                 --                332                 --                 13
   Change in unrealized gains
     (losses) on investments.......           (10,465)               (47)            (4,947)                (6)            (2,167)
                                     -----------------  -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............           (11,127)               (47)            (3,212)                (4)              (948)
                                     -----------------  -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........             47,775              1,534             62,549              1,917             28,196
   Net transfers (including fixed
     account)......................              6,444                  2              6,821                 --             36,330
   Contract charges................                 --                 --                 --                 --                 --
   Transfers for contract benefits
     and terminations..............              (706)                 --              (296)                 --              (196)
                                     -----------------  -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......             53,513              1,536             69,074              1,917             64,330
                                     -----------------  -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............             42,386              1,489             65,862              1,913             63,382
NET ASSETS:
   Beginning of year...............              1,489                 --              1,913                 --                 --
                                     -----------------  -----------------  -----------------  -----------------  -----------------
   End of year.....................  $          43,875  $           1,489  $          67,775  $           1,913  $          63,382
                                     =================  =================  =================  =================  =================

                                          TAP 1919
                                      VARIABLE SOCIALLY
                                         RESPONSIVE
                                          BALANCED
                                     INVESTMENT DIVISION
                                     -------------------
                                          2015 (e)
                                     -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $              10
   Net realized gains (losses).....                187
   Change in unrealized gains
     (losses) on investments.......              (257)
                                     -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............               (60)
                                     -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........                 67
   Net transfers (including fixed
     account)......................              2,108
   Contract charges................                (1)
   Transfers for contract benefits
     and terminations..............                (2)
                                     -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......              2,172
                                     -----------------
     Net increase (decrease)
        in net assets..............              2,112
NET ASSETS:
   Beginning of year...............                 --
                                     -----------------
   End of year.....................  $           2,112
                                     =================

(a) Commenced November 19, 2014 and began transactions in 2015.
(b) Commenced December 13, 2013 and began transactions in 2014.
(c) For the period November 19, 2014 to December 31, 2014.
(d) For the period April 28, 2014 to December 31, 2014.
(e) Commenced December 13, 2013 and began transactions in 2015.
(f) For the period May 1, 2015 to December 31, 2015.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
               FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014


                                                                                                                     VAN ECK VIP
                                                                                                                     LONG/SHORT
                                                                                UIF GLOBAL INFRASTRUCTURE           EQUITY INDEX
                                                                                   INVESTMENT DIVISION           INVESTMENT DIVISION
                                                                         --------------------------------------  -------------------
                                                                                2015              2014 (c)            2015 (a)
                                                                         ------------------  ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................................  $              110  $              (1)  $            (207)
   Net realized gains (losses).........................................               3,309                  --                  81
   Change in unrealized gains
      (losses) on investments..........................................            (10,718)                  91             (1,342)
                                                                         ------------------  ------------------  ------------------
      Net increase (decrease)
        in net assets resulting
        from operations................................................             (7,299)                  90             (1,468)
                                                                         ------------------  ------------------  ------------------
CONTRACT TRANSACTIONS:
   Purchase payments received
      from contract owners.............................................              35,319               3,917              32,018
   Net transfers (including fixed
      account).........................................................              26,003                  --                  71
   Contract charges....................................................                 (6)                  --                  --
   Transfers for contract benefits
      and terminations.................................................                (24)                  --               (205)
                                                                         ------------------  ------------------  ------------------
      Net increase (decrease) in
        net assets resulting from
        contract transactions..........................................              61,292               3,917              31,884
                                                                         ------------------  ------------------  ------------------
      Net increase (decrease)
        in net assets..................................................              53,993               4,007              30,416
NET ASSETS:
   Beginning of year...................................................               4,007                  --                  --
                                                                         ------------------  ------------------  ------------------
   End of year.........................................................  $           58,000  $            4,007  $           30,416
                                                                         ==================  ==================  ==================

(a) Commenced November 19, 2014 and began transactions in 2015.
(b) Commenced December 13, 2013 and began transactions in 2014.
(c) For the period November 19, 2014 to December 31, 2014.
(d) For the period April 28, 2014 to December 31, 2014.
(e) Commenced December 13, 2013 and began transactions in 2015.
(f) For the period May 1, 2015 to December 31, 2015.


 The accompanying notes are an integral part of these financial statements.

              METROPOLITAN LIFE SEPARATE ACCOUNT E
             OF METROPOLITAN LIFE INSURANCE COMPANY
                NOTES TO THE FINANCIAL STATEMENTS



1.  ORGANIZATION


Metropolitan Life Separate Account E (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Company's Board of Directors on September 27, 1983 to support operations of the Company with respect to certain variable annuity contracts (the "Contracts"). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York State Department of Financial Services.

On January 12, 2016, MetLife, Inc. announced a plan to pursue the separation of a portion of its U.S. retail business. MetLife, Inc. is currently evaluating structural alternatives for such a separation, including a public offering of shares in an independent, publicly traded company, a spin-off, or a sale. The completion of a public offering would depend on, among other things, the U.S. Securities and Exchange Commission (the "SEC") filing and review process as well as market conditions. Any Separation that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions.

The Separate Account is divided into Investment Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Investment Division invests in shares of the corresponding fund, series, or portfolio (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

American Funds Insurance Series ("American Funds")           Legg Mason Partners Variable Equity Trust
Blackrock Variable Series Funds, Inc. ("BlackRock")            ("LMPVET")
Calvert Variable Series, Inc. ("Calvert")                    Legg Mason Partners Variable Income Trust
Delaware VIP Trust ("Delaware VIP")                            ("LMPVIT")
Fidelity Variable Insurance Products ("Fidelity VIP")        Met Investors Series Trust ("MIST")*
Franklin Templeton Variable Insurance Products Trust         Metropolitan Series Fund ("MSF")*
   ("FTVIPT")                                                PIMCO Variable Insurance Trust ("PIMCO VIT")
Ivy Funds Variable Insurance Portfolios ("Ivy Funds          The Universal Institutional Funds, Inc. ("UIF")
   VIP")                                                     Trust for Advised Portfolios ("TAP")
Janus Aspen Series ("Janus Aspen")                           Van Eck VIP Trust ("Van Eck VIP")

*See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Investment Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.


2.  LIST OF INVESTMENT DIVISIONS


A. Purchase payments, less any applicable charges, applied to the Separate Account are invested in one or more Investment Divisions in accordance with the selection made by the contract owner. The following Investment Divisions had net assets as of December 31, 2015:

American Funds Bond Investment Division                  Calvert VP SRI Balanced Investment Division
American Funds Global Small Capitalization               Calvert VP SRI Mid Cap Growth Investment Division
   Investment Division (a)                               Fidelity VIP Contrafund Investment Division
American Funds Growth Investment Division                Fidelity VIP Equity-Income Investment Division
American Funds Growth-Income Investment Division         Fidelity VIP FundsManager 50% Investment Division
BlackRock Global Allocation V.I. Investment              Fidelity VIP FundsManager 60% Investment Division
   Division (b)

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



2. LIST OF INVESTMENT DIVISIONS -- (CONTINUED)


Fidelity VIP Government Money Market Investment            MIST Met/Templeton International Bond Investment
   Division (a)                                              Division
Fidelity VIP Growth Investment Division                    MIST MetLife Asset Allocation 100 Investment
Fidelity VIP Investment Grade Bond Investment Division       Division (a)
Ivy Funds VIP Asset Strategy Investment Division (b)       MIST MetLife Balanced Plus Investment Division
LMPVET Permal Alternative Select VIT Investment            MIST MetLife Multi-Index Targeted Risk Investment
   Division                                                  Division
MIST AB Global Dynamic Allocation Investment               MIST MetLife Small Cap Value Investment Division
   Division                                                MIST MFS Emerging Markets Equity Investment
MIST Allianz Global Investors Dynamic Multi-Asset            Division
   Plus Investment Division                                MIST MFS Research International Investment
MIST American Funds Balanced Allocation                      Division (a)
   Investment Division (a)                                 MIST Morgan Stanley Mid Cap Growth Investment
MIST American Funds Growth Allocation Investment             Division (a)
   Division (a)                                            MIST Oppenheimer Global Equity Investment
MIST American Funds Growth Investment Division               Division (a)
MIST American Funds Moderate Allocation                    MIST PanAgora Global Diversified Risk Investment
   Investment Division (a)                                   Division
MIST AQR Global Risk Balanced Investment Division          MIST PIMCO Inflation Protected Bond Investment
MIST BlackRock Global Tactical Strategies Investment         Division (a)
   Division                                                MIST PIMCO Total Return Investment Division (a)
MIST BlackRock High Yield Investment Division (a)          MIST Pioneer Fund Investment Division (b)
MIST Clarion Global Real Estate Investment Division (a)    MIST Pioneer Strategic Income Investment
MIST ClearBridge Aggressive Growth Investment                Division (a)
   Division (a)                                            MIST Pyramis Government Income Investment
MIST Goldman Sachs Mid Cap Value Investment                  Division
   Division (b)                                            MIST Pyramis Managed Risk Investment Division
MIST Harris Oakmark International Investment               MIST Schroders Global Multi-Asset Investment
   Division (a)                                              Division
MIST Invesco Balanced-Risk Allocation Investment           MIST SSGA Growth and Income ETF Investment
   Division                                                  Division (a)
MIST Invesco Comstock Investment Division (b)              MIST SSGA Growth ETF Investment Division (a)
MIST Invesco Mid Cap Value Investment Division (a)         MIST T. Rowe Price Large Cap Value Investment
MIST Invesco Small Cap Growth Investment                     Division (b)
   Division (a)                                            MIST T. Rowe Price Mid Cap Growth Investment
MIST JPMorgan Core Bond Investment Division                  Division (a)
MIST JPMorgan Global Active Allocation Investment          MIST TCW Core Fixed Income Investment Division (b)
   Division                                                MIST WMC Large Cap Research Investment
MIST JPMorgan Small Cap Value Investment                     Division (a)
   Division (a)                                            Variable B Investment Division (c)
MIST Loomis Sayles Global Markets Investment               Variable C Investment Division (c)
   Division                                                MSF Baillie Gifford International Stock Investment
MIST Lord Abbett Bond Debenture Investment                   Division (a)
   Division (a)                                            MSF Barclays Aggregate Bond Index Investment
MIST Met/Artisan International Investment Division (b)       Division (a)
MIST Met/Eaton Vance Floating Rate Investment              MSF BlackRock Bond Income Investment Division (a)
   Division                                                MSF BlackRock Capital Appreciation Investment
MIST Met/Franklin Low Duration Total Return                  Division (a)
   Investment Division

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



2.  LIST OF INVESTMENT DIVISIONS -- (CONCLUDED)


MSF BlackRock Large Cap Value Investment                 MSF Neuberger Berman Genesis Investment
   Division (a)                                            Division (a)
MSF BlackRock Money Market Investment Division (a)       MSF Russell 2000 Index Investment Division (a)
MSF Frontier Mid Cap Growth Investment Division (a)      MSF T. Rowe Price Large Cap Growth Investment
MSF Jennison Growth Investment Division (a)                Division (a)
MSF Loomis Sayles Small Cap Core Investment              MSF T. Rowe Price Small Cap Growth Investment
   Division (a)                                            Division (a)
MSF Loomis Sayles Small Cap Growth Investment            MSF Van Eck Global Natural Resources Investment
   Division (a)                                            Division
MSF Met/Artisan Mid Cap Value Investment                 MSF Western Asset Management Strategic Bond
   Division (a)                                            Opportunities Investment Division (a)
MSF Met/Dimensional International Small Company          MSF Western Asset Management U.S. Government
   Investment Division                                     Investment Division (a)
MSF MetLife Asset Allocation 20 Investment               MSF WMC Balanced Investment Division (a)
   Division (a)                                          MSF WMC Core Equity Opportunities Investment
MSF MetLife Asset Allocation 40 Investment                 Division (a)
   Division (a)                                          PIMCO VIT CommodityRealReturn Strategy
MSF MetLife Asset Allocation 60 Investment                 Investment Division
   Division (a)                                          PIMCO VIT Emerging Markets Bond Investment
MSF MetLife Asset Allocation 80 Investment                 Division
   Division (a)                                          PIMCO VIT Unconstrained Bond Investment
MSF MetLife Mid Cap Stock Index Investment                 Division (b)
   Division (a)                                          TAP 1919 Variable Socially Responsive Balanced
MSF MetLife Stock Index Investment Division (a)            Investment Division (b)
MSF MFS Total Return Investment Division (a)             UIF Global Infrastructure Investment Division
MSF MFS Value Investment Division (a)                    Van Eck VIP Long/Short Equity Index Investment
MSF MSCI EAFE Index Investment Division (a)                Division (b)

(a) This Investment Division invests in two or more share classes within the underlying fund, series, or portfolio of the Trusts.
(b) This Investment Division began operations during the year ended December 31, 2015.
(c) Variable B Investment Division and Variable C Investment Division only invest in the (MIST) WMC Large Cap Research Portfolio.

B. The following Investment Divisions had no net assets as of December 31, 2015:

American Funds Global Growth Investment Division        Janus Aspen Enterprise Investment Division
Delaware VIP Small Cap Value Investment Division        LMPVET ClearBridge Variable Appreciation
Fidelity VIP Freedom 2020 Investment Division*            Investment Division
Fidelity VIP Freedom 2025 Investment Division*          LMPVET ClearBridge Variable Dividend Strategy
Fidelity VIP Freedom 2030 Investment Division*            Investment Division
Fidelity VIP Freedom 2040 Investment Division*          LMPVET ClearBridge Variable Large Cap Growth
Fidelity VIP Freedom 2050 Investment Division*            Investment Division
Fidelity VIP Mid Cap Investment Division                LMPVET ClearBridge Variable Small Cap Growth
FTVIPT Templeton Developing Markets VIP                   Investment Division
   Investment Division                                  LMPVIT Western Asset Core Plus Investment Division
FTVIPT Templeton Foreign VIP Investment Division        Variable D Investment Division

*These Investment Divisions commenced on May 1, 2015.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



3.  PORTFOLIO CHANGES


The operations of the Investment Divisions were affected by the following changes that occurred during the year ended December 31, 2015:

NAME CHANGES:

Former Name                                               New Name

ClearBridge Variable Equity Income Portfolio              ClearBridge Variable Dividend Strategy Portfolio
Fidelity VIP Money Market Portfolio                       Fidelity VIP Government Money Market Portfolio
(MIST) AllianceBernstein Global Dynamic Allocation        (MIST) AB Global Dynamic Allocation Portfolio
   Portfolio
(MIST) SSgA Growth and Income ETF Portfolio               (MIST) SSGA Growth and Income ETF Portfolio
(MIST) SSgA Growth ETF Portfolio                          (MIST) SSGA Growth ETF Portfolio
Western Asset Variable High Income Portfolio              Western Asset Core Plus VIT Portfolio

4.  SIGNIFICANT ACCOUNTING POLICIES


BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board ACCOUNTING STANDARDS CODIFICATION TOPIC 946.


SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.


SECURITY VALUATION
An Investment Division's investment in shares of a fund, portfolio or series of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Investment Divisions.

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets that the Separate Account has the ability to access.
Level 2 Observable inputs other than quoted prices in Level 1 that are observable either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market or prices for similar instruments.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets, representing the Separate Account's own assumptions about the assumptions a market participant would use in valuing the asset, and based on the best information available.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



4.  SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)


SECURITY VALUATION -- (CONCLUDED)
Each Investment Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2. There were no transfers between Level 1 and Level 2, and no activity in Level 3 during the year.


FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.


ANNUITY PAYOUTS
Net assets allocated to Contracts in the payout period are computed according to industry standard mortality tables. The assumed investment return is between
3.0 and 6.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.


PURCHASE PAYMENTS
Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus of the Contracts, and are reported as contract transactions on the statements of changes in net assets of the applicable Investment Divisions.


NET TRANSFERS
Funds transferred by the contract owner into or out of Investment Divisions within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Investment Divisions.


USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.


5.  EXPENSES AND RELATED PARTY TRANSACTIONS


The following annual Separate Account charges paid to the Company are asset-based charges and assessed through a daily reduction in unit values, which are recorded as expenses in the accompanying statements of operations of the applicable Investment Divisions:

     Mortality and Expense Risk -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



5.  EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONTINUED)


      Administrative -- The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each contract and the Separate Account.

      Optional Death Benefit Rider -- For an additional charge, the total death benefit payable may be increased based on increases in account value of the Contracts.

      Earnings Preservation Benefit -- For an additional charge, the Company will provide this additional death benefit.

      Enhanced Stepped-Up Provision -- For an additional charge, the total death benefit payable may be increased based on the greater of the account balance or highest annual contract anniversary value in the contract or the greater of the account balance, annual increase amount or highest annual contract anniversary value in the contract.

      Preservation and Growth -- For an additional charge, the Company will guarantee at a future date your Account Value will not be less than your Purchase Payment.

      The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2015.

     ----------------------------------------------------------------------------------------------------------------------------
      Mortality and Expense Risk                                                                                 0.00% - 2.05%
     ----------------------------------------------------------------------------------------------------------------------------
      Administrative                                                                                             0.10% - 0.50%
     ----------------------------------------------------------------------------------------------------------------------------
      Optional Death Benefit Rider                                                                               0.25%
     ----------------------------------------------------------------------------------------------------------------------------
      Earnings Preservation Benefit                                                                              0.25%
     ----------------------------------------------------------------------------------------------------------------------------
      Enhanced Stepped-Up Provision                                                                              0.10% - 0.35%
     ----------------------------------------------------------------------------------------------------------------------------
      Preservation and Growth                                                                                    1.15% - 1.80%
     ----------------------------------------------------------------------------------------------------------------------------

      The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract. The range of the effective rates disclosed above excludes any waivers granted to certain Investment Divisions.

The following optional rider charges paid to the Company are charged at each contract anniversary date through the redemption of units, which are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Investment Divisions:

      Guaranteed Minimum Accumulation Benefit -- For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

      Lifetime Withdrawal Guarantee -- For an additional charge, the Company will guarantee the periodic return on the investment for life.

      Guaranteed Withdrawal Benefit -- For an additional charge, the Company will guarantee the periodic return on the investment.

      Guaranteed Minimum Income Benefit -- For an additional charge, the Company will guarantee a minimum payment regardless of market conditions.

      Enhanced Death Benefit -- For an additional charge, the amount of the death benefit will be the greater of the account value or the death benefit base.

      Enhanced Guaranteed Withdrawal Benefit -- For an additional charge, the Company will guarantee that at least the entire amount of purchase payments will be returned through a series of withdrawals without annuitizing.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



5.  EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONCLUDED)


      The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2015:

     -------------------------------------------------------------------------------------------------------------------------
      Guaranteed Minimum Accumulation Benefit                                                                 0.75%
     -------------------------------------------------------------------------------------------------------------------------
      Lifetime Withdrawal Guarantee                                                                           0.50% - 1.50%
     -------------------------------------------------------------------------------------------------------------------------
      Guaranteed Withdrawal Benefit                                                                           0.90%
     -------------------------------------------------------------------------------------------------------------------------
      Guaranteed Minimum Income Benefit                                                                       0.50% - 1.00%
     -------------------------------------------------------------------------------------------------------------------------
      Enhanced Death Benefit                                                                                  0.60% - 1.15%
     -------------------------------------------------------------------------------------------------------------------------
      Enhanced Guaranteed Withdrawal Benefit                                                                  0.50% - 0.55%
     -------------------------------------------------------------------------------------------------------------------------

      The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

A contract administrative charge which ranges from $0 to $30 is assessed on an annual basis for Contracts with a value of less than $50,000, which may be waived if the Contract reaches a certain asset size or under certain circumstances. A transfer fee ranging from $0 to $25 may be deducted after twelve transfers are made in a contract year or, for certain contracts. In addition, certain contracts impose a surrender charge of 0% to 9% if the contract is partially or fully surrendered within the specified surrender charge period. These charges are paid to the Company, assessed through the redemption of units, and recorded as contract charges in the accompanying statements of changes in net assets of the applicable Investment Divisions.

The MIST and MSF Trusts currently offer shares of their portfolios only to separate accounts established by the Company and other affiliated life insurance companies, and are managed by MetLife Advisers, LLC ("MetLife Advisers"), an affiliate of the Company. MetLife Advisers is also the investment adviser to the portfolios of the MIST and MSF Trusts.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  STATEMENTS OF INVESTMENTS



                                                                         AS OF DECEMBER 31, 2015
                                                                    -------------------------------

                                                                        SHARES           COST ($)
                                                                    --------------    -------------
     American Funds Bond Investment Division......................       8,850,966       97,470,112
     American Funds Global Small Capitalization
        Investment Division.......................................      20,835,726      441,060,864
     American Funds Growth Investment Division....................      14,740,205      837,387,283
     American Funds Growth-Income Investment Division.............      17,708,398      669,434,532
     BlackRock Global Allocation V.I. Investment Division (a).....          37,534          541,734
     Calvert VP SRI Balanced Investment Division..................      26,720,325       50,657,321
     Calvert VP SRI Mid Cap Growth Investment Division............         374,089       11,177,134
     Fidelity VIP Contrafund Investment Division..................             539           19,283
     Fidelity VIP Equity-Income Investment Division...............       3,797,414       83,933,931
     Fidelity VIP FundsManager 50% Investment Division............      24,516,890      290,509,794
     Fidelity VIP FundsManager 60% Investment Division............      27,365,074      277,121,894
     Fidelity VIP Government Money Market Investment Division.....       8,080,716        8,080,716
     Fidelity VIP Growth Investment Division......................       1,449,592       59,287,712
     Fidelity VIP Investment Grade Bond Investment Division.......       1,119,133       14,359,362
     Ivy Funds VIP Asset Strategy Investment Division (a).........             347            3,663
     LMPVET Permal Alternative Select VIT Investment Division.....         198,777        1,990,974
     MIST AB Global Dynamic Allocation Investment Division........     143,544,158    1,479,244,903
     MIST Allianz Global Investors Dynamic Multi-Asset Plus
        Investment Division.......................................       5,552,536       58,997,080
     MIST American Funds Balanced Allocation Investment Division..      80,281,735      746,532,975
     MIST American Funds Growth Allocation Investment Division....      42,640,515      369,773,955
     MIST American Funds Growth Investment Division...............      30,489,642      273,578,816
     MIST American Funds Moderate Allocation Investment Division..      94,892,183      886,458,072
     MIST AQR Global Risk Balanced Investment Division............     152,848,976    1,635,457,623
     MIST BlackRock Global Tactical Strategies Investment Division     194,007,292    1,935,745,783
     MIST BlackRock High Yield Investment Division................          24,130          184,970
     MIST Clarion Global Real Estate Investment Division..........      19,891,039      249,841,941
     MIST ClearBridge Aggressive Growth Investment Division.......      41,043,687      524,697,065
     MIST Goldman Sachs Mid Cap Value Investment Division (a).....          14,952          197,118
     MIST Harris Oakmark International Investment Division........      38,189,651      553,709,376
     MIST Invesco Balanced-Risk Allocation Investment Division....      49,503,434      511,285,469
     MIST Invesco Comstock Investment Division (b)................             624            9,593
     MIST Invesco Mid Cap Value Investment Division...............      24,290,860      422,725,419
     MIST Invesco Small Cap Growth Investment Division............       3,526,404       53,802,282
     MIST JPMorgan Core Bond Investment Division..................       9,458,982       98,997,553
     MIST JPMorgan Global Active Allocation Investment Division...      69,187,872      756,645,916
     MIST JPMorgan Small Cap Value Investment Division............       1,289,846       18,865,115
     MIST Loomis Sayles Global Markets Investment Division........       7,640,953      100,653,427
     MIST Lord Abbett Bond Debenture Investment Division..........      26,399,989      324,468,742
     MIST Met/Artisan International Investment Division (a).......             303            3,116
     MIST Met/Eaton Vance Floating Rate Investment Division.......       2,033,080       21,113,576
     MIST Met/Franklin Low Duration Total Return
        Investment Division.......................................       8,912,147       88,736,216
     MIST Met/Templeton International Bond Investment Division....         792,500        9,127,398
     MIST MetLife Asset Allocation 100 Investment Division........      17,045,953      194,709,158
     MIST MetLife Balanced Plus Investment Division...............     316,518,447    3,344,434,535
     MIST MetLife Multi-Index Targeted Risk Investment Division...      66,617,428      770,236,492

                                                                           FOR THE YEAR ENDED
                                                                            DECEMBER 31, 2015
                                                                    --------------------------------
                                                                       COST OF           PROCEEDS
                                                                    PURCHASES ($)     FROM SALES ($)
                                                                    -------------     --------------
     American Funds Bond Investment Division......................      8,189,490         16,324,193
     American Funds Global Small Capitalization
        Investment Division.......................................     56,514,106         75,495,881
     American Funds Growth Investment Division....................    229,272,893        151,692,643
     American Funds Growth-Income Investment Division.............    145,345,565         98,097,800
     BlackRock Global Allocation V.I. Investment Division (a).....        545,504              3,616
     Calvert VP SRI Balanced Investment Division..................      1,816,294          5,876,291
     Calvert VP SRI Mid Cap Growth Investment Division............      1,150,474          2,477,646
     Fidelity VIP Contrafund Investment Division..................          9,340                902
     Fidelity VIP Equity-Income Investment Division...............     11,791,979         12,627,892
     Fidelity VIP FundsManager 50% Investment Division............     78,544,713          5,956,746
     Fidelity VIP FundsManager 60% Investment Division............     57,184,073         21,148,089
     Fidelity VIP Government Money Market Investment Division.....     38,621,960         38,574,593
     Fidelity VIP Growth Investment Division......................      4,608,842         10,858,616
     Fidelity VIP Investment Grade Bond Investment Division.......      1,377,824          2,905,830
     Ivy Funds VIP Asset Strategy Investment Division (a).........          3,755                 78
     LMPVET Permal Alternative Select VIT Investment Division.....      1,996,819             34,186
     MIST AB Global Dynamic Allocation Investment Division........    134,395,712         55,781,878
     MIST Allianz Global Investors Dynamic Multi-Asset Plus
        Investment Division.......................................     47,340,753            308,689
     MIST American Funds Balanced Allocation Investment Division..     82,629,011         44,219,607
     MIST American Funds Growth Allocation Investment Division....     52,363,109         40,988,036
     MIST American Funds Growth Investment Division...............     40,413,176         37,601,451
     MIST American Funds Moderate Allocation Investment Division..     73,899,961         61,209,539
     MIST AQR Global Risk Balanced Investment Division............    226,561,813        154,161,046
     MIST BlackRock Global Tactical Strategies Investment Division    141,721,775         61,266,817
     MIST BlackRock High Yield Investment Division................        172,147              3,056
     MIST Clarion Global Real Estate Investment Division..........     17,727,571         32,363,956
     MIST ClearBridge Aggressive Growth Investment Division.......     43,278,498         74,586,378
     MIST Goldman Sachs Mid Cap Value Investment Division (a).....        198,716              1,403
     MIST Harris Oakmark International Investment Division........     91,759,885         51,464,452
     MIST Invesco Balanced-Risk Allocation Investment Division....     74,137,738         13,063,633
     MIST Invesco Comstock Investment Division (b)................          9,759                154
     MIST Invesco Mid Cap Value Investment Division...............     38,489,190         53,811,323
     MIST Invesco Small Cap Growth Investment Division............     21,679,883         10,840,039
     MIST JPMorgan Core Bond Investment Division..................     11,446,402          7,551,162
     MIST JPMorgan Global Active Allocation Investment Division...    149,725,218          5,634,423
     MIST JPMorgan Small Cap Value Investment Division............      3,431,593          1,650,241
     MIST Loomis Sayles Global Markets Investment Division........      8,341,946         16,953,618
     MIST Lord Abbett Bond Debenture Investment Division..........     43,095,365         42,104,288
     MIST Met/Artisan International Investment Division (a).......          3,249                131
     MIST Met/Eaton Vance Floating Rate Investment Division.......      4,333,971          3,666,117
     MIST Met/Franklin Low Duration Total Return
        Investment Division.......................................     12,250,600         20,453,088
     MIST Met/Templeton International Bond Investment Division....      1,413,793            891,893
     MIST MetLife Asset Allocation 100 Investment Division........     37,285,386         29,904,227
     MIST MetLife Balanced Plus Investment Division...............    423,938,311         49,800,903
     MIST MetLife Multi-Index Targeted Risk Investment Division...    310,189,886            186,120

(a)  Commenced November 19, 2014 and began transactions in 2015.
(b)  Commenced December 13, 2013 and began transactions in 2015.
(c)  For the period May 1, 2015 to December 31, 2015.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  STATEMENTS OF INVESTMENTS -- (CONTINUED)


                                                                                                           FOR THE YEAR ENDED
                                                                       AS OF DECEMBER 31, 2015              DECEMBER 31, 2015
                                                                   -------------------------------  --------------------------------
                                                                                                        COST OF          PROCEEDS
                                                                       SHARES          COST ($)      PURCHASES ($)    FROM SALES ($)
                                                                   -------------    --------------  --------------    --------------
     MIST MetLife Small Cap Value Investment Division............      1,226,437        18,033,383       6,714,552         1,325,335
     MIST MFS Emerging Markets Equity Investment Division........      6,136,167        59,963,197       8,667,039         3,280,554
     MIST MFS Research International Investment Division.........     19,364,376       216,288,342      12,985,171        24,992,586
     MIST Morgan Stanley Mid Cap Growth Investment Division......     20,445,915       216,730,875       8,855,645        42,223,441
     MIST Oppenheimer Global Equity Investment Division..........     13,144,033       204,543,313      27,373,729        32,631,125
     MIST PanAgora Global Diversified Risk Investment Division...      2,809,726        28,911,647      23,747,926         1,497,792
     MIST PIMCO Inflation Protected Bond Investment Division.....     48,898,413       536,768,190      38,358,852        60,571,635
     MIST PIMCO Total Return Investment Division.................     89,195,718     1,052,384,641      91,141,295       120,046,836
     MIST Pioneer Fund Investment Division (b)...................            533             7,636           7,827               177
     MIST Pioneer Strategic Income Investment Division...........      7,490,800        81,356,164      10,693,877         5,646,889
     MIST Pyramis Government Income Investment Division..........     48,260,437       520,579,713      30,102,513        43,614,720
     MIST Pyramis Managed Risk Investment Division...............     28,633,747       316,921,762     198,354,345               710
     MIST Schroders Global Multi-Asset Investment Division.......     44,223,822       488,128,171      98,912,484         2,441,966
     MIST SSGA Growth and Income ETF Investment Division.........     77,690,503       851,931,632      87,311,580        75,853,501
     MIST SSGA Growth ETF Investment Division....................     13,114,524       145,515,679      25,429,905        20,826,348
     MIST T. Rowe Price Large Cap Value Investment Division (b)..          4,070           141,539         142,719             1,152
     MIST T. Rowe Price Mid Cap Growth Investment Division.......     41,963,718       397,789,232     111,187,152        37,246,702
     MIST TCW Core Fixed Income Investment Division (c)..........          2,077            20,680          20,700                20
     MIST WMC Large Cap Research Investment Division.............     51,042,323       554,485,228      66,572,170        91,166,294
     Variable B Investment Division..............................        874,791         9,731,121       1,139,776         2,368,025
     Variable C Investment Division..............................         98,047         1,085,363         111,869            51,714
     MSF Baillie Gifford International Stock Investment Division.     13,160,011       141,831,498       6,227,865        18,969,653
     MSF Barclays Aggregate Bond Index Investment Division.......    107,713,738     1,164,757,812      89,229,099       102,925,003
     MSF BlackRock Bond Income Investment Division...............      4,565,023       487,888,339      53,938,722        51,030,131
     MSF BlackRock Capital Appreciation Investment Division......      5,072,567       136,721,582      44,128,596        26,783,508
     MSF BlackRock Large Cap Value Investment Division...........     28,909,480       293,683,158      37,680,836        32,199,766
     MSF BlackRock Money Market Investment Division..............        656,385        65,638,463      20,258,923        24,998,378
     MSF Frontier Mid Cap Growth Investment Division.............     14,480,783       368,230,704      75,667,098        60,930,347
     MSF Jennison Growth Investment Division.....................     12,198,554       160,191,492      60,603,007        41,472,374
     MSF Loomis Sayles Small Cap Core Investment Division........        697,578       160,666,229      28,771,820        24,551,732
     MSF Loomis Sayles Small Cap Growth Investment Division......      4,076,138        48,429,462      15,966,763        12,291,690
     MSF Met/Artisan Mid Cap Value Investment Division...........        956,468       207,184,690      37,362,632        32,652,736
     MSF Met/Dimensional International Small Company
        Investment Division......................................        599,390         8,692,065       2,509,116           900,367
     MSF MetLife Asset Allocation 20 Investment Division.........     43,444,692       478,247,908      43,818,892        65,338,433
     MSF MetLife Asset Allocation 40 Investment Division.........    108,023,459     1,187,915,206      96,577,129       159,270,751
     MSF MetLife Asset Allocation 60 Investment Division.........    319,749,691     3,516,958,459     334,008,560       379,618,297
     MSF MetLife Asset Allocation 80 Investment Division.........    131,709,088     1,494,324,825     124,979,930       188,031,971
     MSF MetLife Mid Cap Stock Index Investment Division.........     29,775,117       410,683,876      60,133,734        50,499,292
     MSF MetLife Stock Index Investment Division.................     67,380,538     2,110,597,039     239,083,768       312,834,239
     MSF MFS Total Return Investment Division....................        858,667       120,260,770       9,696,411        20,169,436
     MSF MFS Value Investment Division...........................     31,712,556       464,084,529     101,039,008        59,440,966
     MSF MSCI EAFE Index Investment Division.....................     41,298,070       483,002,934      46,119,881        43,552,849
     MSF Neuberger Berman Genesis Investment Division............     16,120,646       241,258,187       4,068,475        43,209,354
     MSF Russell 2000 Index Investment Division..................     17,922,771       250,452,106      43,916,148        37,710,709
     MSF T. Rowe Price Large Cap Growth Investment Division......     22,181,455       407,460,179     132,375,536        41,094,182
     MSF T. Rowe Price Small Cap Growth Investment Division......     18,964,170       306,968,894      69,354,860        31,941,114
     MSF Van Eck Global Natural Resources Investment Division....      4,191,048        53,453,562      11,650,744         2,910,293
     MSF Western Asset Management Strategic Bond Opportunities
        Investment Division......................................     15,162,458       190,057,280      19,549,317        33,818,515

(a)  Commenced November 19, 2014 and began transactions in 2015.
(b)  Commenced December 13, 2013 and began transactions in 2015.
(c)  For the period May 1, 2015 to December 31, 2015.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  STATEMENTS OF INVESTMENTS -- (CONCLUDED)


                                                                                                           FOR THE YEAR ENDED
                                                                       AS OF DECEMBER 31, 2015              DECEMBER 31, 2015
                                                                   -------------------------------  --------------------------------
                                                                                                        COST OF          PROCEEDS
                                                                      SHARES           COST ($)      PURCHASES ($)    FROM SALES ($)
                                                                   -------------    --------------  --------------    --------------
     MSF Western Asset Management U.S. Government
        Investment Division......................................     15,119,031       181,995,177     12,329,906         27,903,585
     MSF WMC Balanced Investment Division........................     32,878,794       556,841,188    125,419,742         77,890,283
     MSF WMC Core Equity Opportunities Investment Division.......     20,223,378       595,584,054    223,950,131         83,337,973
     PIMCO VIT CommodityRealReturn Strategy
        Investment Division......................................          6,368            54,390         73,166             19,216
     PIMCO VIT Emerging Markets Bond Investment Division.........          5,793            72,732         71,732                891
     PIMCO VIT Unconstrained Bond Investment Division (a)........          6,390            65,552         65,941                387
     TAP 1919 Variable Socially Responsive Balanced
        Investment Division (b)..................................             80             2,370          2,397                 27
     UIF Global Infrastructure Investment Division...............          8,227            68,628         65,150                395
     Van Eck VIP Long/Short Equity Index Investment Division (a).          1,260            31,760         32,320                542

(a)  Commenced November 19, 2014 and began transactions in 2015.
(b)  Commenced December 13, 2013 and began transactions in 2015.
(c)  For the period May 1, 2015 to December 31, 2015.

This page is intentionally left blank.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS
    FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014:



                                                                           AMERICAN FUNDS
                                        AMERICAN FUNDS BOND          GLOBAL SMALL CAPITALIZATION         AMERICAN FUNDS GROWTH
                                        INVESTMENT DIVISION              INVESTMENT DIVISION              INVESTMENT DIVISION
                                   ------------------------------  -------------------------------  ------------------------------
                                        2015            2014            2015             2014            2015            2014
                                   --------------  --------------  ---------------  --------------  --------------  --------------

Units beginning of year..........       5,917,641       6,618,957       15,709,137      16,907,172       4,789,973       5,377,037
Units issued and transferred
   from other funding options....         718,899         808,782        1,708,584       1,851,869         327,703         408,361
Units redeemed and transferred to
   other funding options.........     (1,293,467)     (1,510,098)      (3,261,834)     (3,049,904)       (885,621)       (995,425)
                                   --------------  --------------  ---------------  --------------  --------------  --------------
Units end of year................       5,343,073       5,917,641       14,155,887      15,709,137       4,232,055       4,789,973
                                   ==============  ==============  ===============  ==============  ==============  ==============


                                                                        BLACKROCK
                                           AMERICAN FUNDS                GLOBAL
                                            GROWTH-INCOME            ALLOCATION V.I.        CALVERT VP SRI BALANCED
                                         INVESTMENT DIVISION       INVESTMENT DIVISION        INVESTMENT DIVISION
                                   ------------------------------  -------------------  -------------------------------
                                        2015            2014            2015 (a)             2015            2014
                                   --------------  --------------  -------------------  --------------  ---------------

Units beginning of year..........       5,420,861       5,897,170                --          1,520,177        1,581,457
Units issued and transferred
   from other funding options....         472,914         608,791            48,301            100,709          119,462
Units redeemed and transferred to
   other funding options.........       (949,318)     (1,085,100)          (23,699)          (190,778)        (180,742)
                                   --------------  --------------  -------------------  --------------  ---------------
Units end of year................       4,944,457       5,420,861            24,602          1,430,108        1,520,177
                                   ==============  ==============  ===================  ==============  ===============

                                           CALVERT VP SRI
                                           MID CAP GROWTH               FIDELITY VIP CONTRAFUND       FIDELITY VIP EQUITY-INCOME
                                         INVESTMENT DIVISION              INVESTMENT DIVISION             INVESTMENT DIVISION
                                   -------------------------------  -------------------------------  ------------------------------
                                        2015             2014            2015          2014 (b)           2015            2014
                                   ---------------  --------------  --------------  ---------------  --------------  --------------

Units beginning of year..........          256,364         285,572           1,597               --       3,063,871       3,463,147
Units issued and transferred
   from other funding options....           23,258          18,825           1,209            8,635          92,237          96,057
Units redeemed and transferred to
   other funding options.........         (52,204)        (48,033)           (111)          (7,038)       (536,855)       (495,333)
                                   ---------------  --------------  --------------  ---------------  --------------  --------------
Units end of year................          227,418         256,364           2,695            1,597       2,619,253       3,063,871
                                   ===============  ==============  ==============  ===============  ==============  ==============


                                            FIDELITY VIP                     FIDELITY VIP                    FIDELITY VIP
                                          FUNDSMANAGER 50%                 FUNDSMANAGER 60%             GOVERNMENT MONEY MARKET
                                         INVESTMENT DIVISION              INVESTMENT DIVISION             INVESTMENT DIVISION
                                   -------------------------------  ------------------------------  -------------------------------
                                        2015             2014            2015            2014             2015            2014
                                   --------------  ---------------  --------------  --------------  ---------------  --------------

Units beginning of year..........      17,417,943        9,362,592      23,126,457      24,031,067          544,052         671,593
Units issued and transferred
   from other funding options....       5,577,031        8,450,702       2,649,263         213,111        7,384,905      10,628,227
Units redeemed and transferred to
   other funding options.........       (614,557)        (395,351)     (1,246,870)     (1,117,721)      (7,374,409)    (10,755,768)
                                   --------------  ---------------  --------------  --------------  ---------------  --------------
Units end of year................      22,380,417       17,417,943      24,528,850      23,126,457          554,548         544,052
                                   ==============  ===============  ==============  ==============  ===============  ==============


                                                                            FIDELITY VIP               IVY FUNDS VIP
                                         FIDELITY VIP GROWTH            INVESTMENT GRADE BOND         ASSET STRATEGY
                                         INVESTMENT DIVISION             INVESTMENT DIVISION        INVESTMENT DIVISION
                                   ------------------------------  ------------------------------  --------------------
                                        2015            2014            2015            2014             2015 (a)
                                   --------------  --------------  --------------  --------------  --------------------

Units beginning of year..........       1,382,739       1,489,863         477,735         527,483                 --
Units issued and transferred
   from other funding options....          68,376          68,784          47,146          98,120                194
Units redeemed and transferred to
   other funding options.........       (185,008)       (175,908)       (100,404)       (147,868)                (3)
                                   --------------  --------------  --------------  --------------  --------------------
Units end of year................       1,266,107       1,382,739         424,477         477,735                191
                                   ==============  ==============  ==============  ==============  ====================


                                                                                                           MIST ALLIANZ GLOBAL
                                            LMPVET PERMAL                   MIST AB GLOBAL                  INVESTORS DYNAMIC
                                       ALTERNATIVE SELECT VIT             DYNAMIC ALLOCATION                MULTI-ASSET PLUS
                                         INVESTMENT DIVISION              INVESTMENT DIVISION              INVESTMENT DIVISION
                                   -------------------------------  -------------------------------  ------------------------------
                                        2015           2014 (c)          2015             2014            2015          2014 (d)
                                   --------------  ---------------  --------------  ---------------  --------------  --------------

Units beginning of year..........           2,882               --     131,033,623      133,911,328      11,555,790              --
Units issued and transferred
   from other funding options....         214,961            2,882      11,798,959        9,894,837      48,766,590      12,056,669
Units redeemed and transferred to
   other funding options.........        (20,200)               --    (12,660,499)     (12,772,542)     (4,270,571)       (500,879)
                                   --------------  ---------------  --------------  ---------------  --------------  --------------
Units end of year................         197,643            2,882     130,172,083      131,033,623      56,051,809      11,555,790
                                   ==============  ===============  ==============  ===============  ==============  ==============

(a) Commenced November 19, 2014 and began transactions in 2015.
(b) Commenced December 13, 2013 and began transactions in 2014.
(c) For the period November 19, 2014 to December 31, 2014.
(d) For the period April 28, 2014 to December 31, 2014.
(e) Commenced December 13, 2013 and began transactions in 2015.
(f) For the period May 1, 2015 to December 31, 2015.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014:


                                            MIST AMERICAN                   MIST AMERICAN                  MIST AMERICAN
                                      FUNDS BALANCED ALLOCATION        FUNDS GROWTH ALLOCATION             FUNDS GROWTH
                                         INVESTMENT DIVISION             INVESTMENT DIVISION            INVESTMENT DIVISION
                                   ------------------------------  ------------------------------  ------------------------------
                                        2015            2014            2015            2014            2015            2014
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........      62,423,987      63,540,868      32,454,186      33,203,104      27,479,262      28,606,942
Units issued and transferred
   from other funding options....       6,554,925       6,114,350       3,755,330       4,240,485       2,402,064       3,219,013
Units redeemed and transferred to
   other funding options.........     (6,831,318)     (7,231,231)     (4,966,109)     (4,989,403)     (4,398,144)     (4,346,693)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................      62,147,594      62,423,987      31,243,407      32,454,186      25,483,182      27,479,262
                                   ==============  ==============  ==============  ==============  ==============  ==============


                                           MIST AMERICAN                      MIST AQR                     MIST BLACKROCK
                                     FUNDS MODERATE ALLOCATION          GLOBAL RISK BALANCED         GLOBAL TACTICAL STRATEGIES
                                        INVESTMENT DIVISION              INVESTMENT DIVISION             INVESTMENT DIVISION
                                   ------------------------------  ------------------------------  ------------------------------
                                        2015            2014            2015            2014            2015            2014
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........      76,352,619      78,734,890     138,096,106     152,729,567     173,246,218     177,074,342
Units issued and transferred
   from other funding options....       5,665,470       5,583,867       9,314,272      11,424,955      16,287,394      14,244,389
Units redeemed and transferred to
   other funding options.........     (8,151,838)     (7,966,138)    (21,316,822)    (26,058,416)    (16,904,447)    (18,072,513)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................      73,866,251      76,352,619     126,093,556     138,096,106     172,629,165     173,246,218
                                   ==============  ==============  ==============  ==============  ==============  ==============


                                                                            MIST CLARION                   MIST CLEARBRIDGE
                                      MIST BLACKROCK HIGH YIELD          GLOBAL REAL ESTATE                AGGRESSIVE GROWTH
                                         INVESTMENT DIVISION             INVESTMENT DIVISION              INVESTMENT DIVISION
                                   -------------------------------  ------------------------------  ------------------------------
                                        2015           2014 (b)          2015            2014            2015            2014
                                   --------------  ---------------  --------------  --------------  --------------  --------------

Units beginning of year..........           5,135               --      13,729,569      14,902,299      40,881,802      13,366,239
Units issued and transferred
   from other funding options....           8,914           12,572       1,777,745       2,095,723       7,831,488      36,299,084
Units redeemed and transferred to
   other funding options.........           (689)          (7,437)     (2,915,842)     (3,268,453)     (9,980,415)     (8,783,521)
                                   --------------  ---------------  --------------  --------------  --------------  --------------
Units end of year................          13,360            5,135      12,591,472      13,729,569      38,732,875      40,881,802
                                   ==============  ===============  ==============  ==============  ==============  ==============


                                       MIST GOLDMAN
                                       SACHS MID CAP              MIST HARRIS                     MIST INVESCO
                                           VALUE             OAKMARK INTERNATIONAL          BALANCED-RISK ALLOCATION
                                    INVESTMENT DIVISION       INVESTMENT DIVISION              INVESTMENT DIVISION
                                   --------------------  ------------------------------  ------------------------------
                                         2015 (a)             2015            2014            2015            2014
                                   --------------------  --------------  --------------  --------------  --------------

Units beginning of year..........                 --         21,821,539      22,039,138     416,774,221     411,037,657
Units issued and transferred
   from other funding options....              7,568          3,348,748       4,288,262      73,038,547      71,820,430
Units redeemed and transferred to
   other funding options.........               (25)        (4,171,834)     (4,505,861)    (53,129,251)    (66,083,866)
                                   --------------------  --------------  --------------  --------------  --------------
Units end of year................              7,543         20,998,453      21,821,539     436,683,517     416,774,221
                                   ====================  ==============  ==============  ==============  ==============



                                      MIST INVESCO
                                        COMSTOCK
                                   INVESTMENT DIVISION
                                   -------------------
                                        2015 (e)
                                   -------------------

Units beginning of year..........                --
Units issued and transferred
   from other funding options....               555
Units redeemed and transferred to
   other funding options.........               (6)
                                   -------------------
Units end of year................               549
                                   ===================

                                                                           MIST INVESCO
                                    MIST INVESCO MID CAP VALUE           SMALL CAP GROWTH              MIST JPMORGAN CORE BOND
                                        INVESTMENT DIVISION             INVESTMENT DIVISION              INVESTMENT DIVISION
                                   ------------------------------  ------------------------------  ------------------------------
                                        2015            2014            2015            2014            2015            2014
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........      13,839,475      15,543,270       2,037,765       2,095,080       8,518,360       8,259,461
Units issued and transferred
   from other funding options....       1,275,699       1,258,305         516,376         579,917       1,902,284       1,694,348
Units redeemed and transferred to
   other funding options.........     (2,245,571)     (2,962,100)       (594,660)       (637,232)     (1,634,866)     (1,435,449)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................      12,869,603      13,839,475       1,959,481       2,037,765       8,785,778       8,518,360
                                   ==============  ==============  ==============  ==============  ==============  ==============


                                            MIST JPMORGAN                   MIST JPMORGAN                    MIST LOOMIS
                                      GLOBAL ACTIVE ALLOCATION             SMALL CAP VALUE              SAYLES GLOBAL MARKETS
                                         INVESTMENT DIVISION             INVESTMENT DIVISION             INVESTMENT DIVISION
                                   ------------------------------  ------------------------------  ------------------------------
                                        2015            2014            2015            2014            2015            2014
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........     549,720,767     480,114,419       1,047,237       1,010,455       7,240,094       7,711,782
Units issued and transferred
   from other funding options....     142,279,560     126,371,922         160,274         203,436         954,004         941,916
Units redeemed and transferred to
   other funding options.........    (60,555,759)    (56,765,574)       (156,836)       (166,654)     (1,456,299)     (1,413,604)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................     631,444,568     549,720,767       1,050,675       1,047,237       6,737,799       7,240,094
                                   ==============  ==============  ==============  ==============  ==============  ==============

(a) Commenced November 19, 2014 and began transactions in 2015.
(b) Commenced December 13, 2013 and began transactions in 2014.
(c) For the period November 19, 2014 to December 31, 2014.
(d) For the period April 28, 2014 to December 31, 2014.
(e) Commenced December 13, 2013 and began transactions in 2015.
(f) For the period May 1, 2015 to December 31, 2015.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014:


                                              MIST LORD              MIST MET/ARTISAN            MIST MET/EATON
                                        ABBETT BOND DEBENTURE          INTERNATIONAL           VANCE FLOATING RATE
                                         INVESTMENT DIVISION        INVESTMENT DIVISION        INVESTMENT DIVISION
                                   -------------------------------  -------------------  -------------------------------
                                         2015            2014            2015 (a)              2015            2014
                                   ---------------  --------------    --------------     ---------------  --------------

Units beginning of year..........       12,434,223      12,999,204                --           1,809,222       1,555,867
Units issued and transferred
   from other funding options....        1,545,248       2,304,308               318             498,316         757,050
Units redeemed and transferred to
   other funding options.........      (2,607,833)     (2,869,289)              (10)           (476,486)       (503,695)
                                   ---------------  --------------    --------------     ---------------  --------------
Units end of year................       11,371,638      12,434,223               308           1,831,052       1,809,222
                                   ===============  ==============    ==============     ===============  ==============


                                          MIST MET/FRANKLIN              MIST MET/TEMPLETON                 MIST METLIFE
                                      LOW DURATION TOTAL RETURN          INTERNATIONAL BOND             ASSET ALLOCATION 100
                                         INVESTMENT DIVISION             INVESTMENT DIVISION             INVESTMENT DIVISION
                                   ------------------------------  ------------------------------  -------------------------------
                                        2015            2014            2015            2014             2015            2014
                                   --------------  --------------  --------------  --------------   --------------  --------------

Units beginning of year..........       9,626,185       7,621,281         617,146         656,394       12,211,757      12,315,616
Units issued and transferred
   from other funding options....       2,245,914       5,639,655          92,813          73,848        1,707,602       1,999,441
Units redeemed and transferred to
   other funding options.........     (3,227,889)     (3,634,751)        (98,354)       (113,096)      (2,094,445)     (2,103,300)
                                   --------------  --------------  --------------  --------------   --------------  --------------
Units end of year................       8,644,210       9,626,185         611,605         617,146       11,824,914      12,211,757
                                   ==============  ==============  ==============  ==============   ==============  ==============

                                                                           MIST METLIFE                     MIST METLIFE
                                    MIST METLIFE BALANCED PLUS       MULTI-INDEX TARGETED RISK             SMALL CAP VALUE
                                        INVESTMENT DIVISION             INVESTMENT DIVISION              INVESTMENT DIVISION
                                   ------------------------------  ------------------------------  ------------------------------
                                        2015            2014            2015            2014            2015            2014
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........     257,684,739     232,765,795     412,273,295     231,254,962         671,658         677,162
Units issued and transferred
   from other funding options....      42,193,487      47,010,563     288,530,628     211,884,918          74,884         106,318
Units redeemed and transferred to
   other funding options.........    (30,631,378)    (22,091,619)    (50,771,955)    (30,866,585)        (91,069)       (111,822)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................     269,246,848     257,684,739     650,031,968     412,273,295         655,473         671,658
                                   ==============  ==============  ==============  ==============  ==============  ==============


                                              MIST MFS                        MIST MFS                       MIST MORGAN
                                       EMERGING MARKETS EQUITY         RESEARCH INTERNATIONAL          STANLEY MID CAP GROWTH
                                         INVESTMENT DIVISION             INVESTMENT DIVISION             INVESTMENT DIVISION
                                   ------------------------------  ------------------------------  ------------------------------
                                        2015            2014            2015            2014            2015            2014
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........       5,102,751       4,752,160      15,153,081      16,065,546      17,054,063      18,525,106
Units issued and transferred
   from other funding options....       1,340,624       1,319,380       1,456,620       1,782,508       1,400,690       2,073,722
Units redeemed and transferred to
   other funding options.........       (812,983)       (968,789)     (2,574,152)     (2,694,973)     (2,743,079)     (3,544,765)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................       5,630,392       5,102,751      14,035,549      15,153,081      15,711,674      17,054,063
                                   ==============  ==============  ==============  ==============  ==============  ==============

                                               MIST                         MIST PANAGORA                    MIST PIMCO
                                     OPPENHEIMER GLOBAL EQUITY         GLOBAL DIVERSIFIED RISK        INFLATION PROTECTED BOND
                                        INVESTMENT DIVISION              INVESTMENT DIVISION             INVESTMENT DIVISION
                                   ------------------------------  ------------------------------  -----------------------------
                                        2015            2014            2015          2014 (d)          2015            2014
                                   --------------  --------------  --------------  --------------  --------------  -------------

Units beginning of year..........      14,055,032      13,534,026       6,388,541              --      34,187,129     37,956,426
Units issued and transferred
   from other funding options....       4,662,354       3,089,781      26,929,661       7,053,106       4,130,496      4,786,766
Units redeemed and transferred to
   other funding options.........     (2,840,552)     (2,568,775)     (5,374,636)       (664,565)     (6,859,327)    (8,556,063)
                                   --------------  --------------  --------------  --------------  --------------  -------------
Units end of year................      15,876,834      14,055,032      27,943,566       6,388,541      31,458,298     34,187,129
                                   ==============  ==============  ==============  ==============  ==============  =============


                                                                      MIST PIONEER               MIST PIONEER
                                       MIST PIMCO TOTAL RETURN            FUND                 STRATEGIC INCOME
                                         INVESTMENT DIVISION       INVESTMENT DIVISION        INVESTMENT DIVISION
                                   ------------------------------  -------------------  ------------------------------
                                        2015            2014            2015 (e)             2015            2014
                                   --------------  --------------  -------------------  --------------  --------------

Units beginning of year..........      61,356,539      67,960,498                --          2,593,278       2,428,961
Units issued and transferred
   from other funding options....       6,374,913       7,723,701               254            453,812         620,678
Units redeemed and transferred to
   other funding options.........    (11,392,567)    (14,327,660)               (4)          (411,715)       (456,361)
                                   --------------  --------------  -------------------  --------------  --------------
Units end of year................      56,338,885      61,356,539               250          2,635,375       2,593,278
                                   ==============  ==============  ===================  ==============  ==============

(a) Commenced November 19, 2014 and began transactions in 2015.
(b) Commenced December 13, 2013 and began transactions in 2014.
(c) For the period November 19, 2014 to December 31, 2014.
(d) For the period April 28, 2014 to December 31, 2014.
(e) Commenced December 13, 2013 and began transactions in 2015.
(f) For the period May 1, 2015 to December 31, 2015.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014:



                                           MIST PYRAMIS                                                   MIST SCHRODERS
                                         GOVERNMENT INCOME           MIST PYRAMIS MANAGED RISK          GLOBAL MULTI-ASSET
                                        INVESTMENT DIVISION             INVESTMENT DIVISION             INVESTMENT DIVISION
                                   ------------------------------  -----------------------------  ------------------------------
                                        2015            2014            2015            2014           2015            2014
                                   --------------  --------------  --------------  -------------  --------------  --------------

Units beginning of year..........      48,686,003      52,430,597      11,024,305      5,324,485     344,932,808     307,834,445
Units issued and transferred
   from other funding options....       6,488,573       6,442,664      18,270,736      6,552,661     105,496,869      75,380,715
Units redeemed and transferred to
   other funding options.........     (8,225,284)    (10,187,258)     (1,816,176)      (852,841)    (38,996,705)    (38,282,352)
                                   --------------  --------------  --------------  -------------  --------------  --------------
Units end of year................      46,949,292      48,686,003      27,478,865     11,024,305     411,432,972     344,932,808
                                   ==============  ==============  ==============  =============  ==============  ==============


                                                                                                         MIST
                                             MIST SSGA                                               T. ROWE PRICE
                                       GROWTH AND INCOME ETF           MIST SSGA GROWTH ETF         LARGE CAP VALUE
                                        INVESTMENT DIVISION             INVESTMENT DIVISION       INVESTMENT DIVISION
                                   ------------------------------  -----------------------------  -------------------
                                        2015            2014           2015            2014            2015 (e)
                                   --------------  --------------  -------------  --------------  -------------------

Units beginning of year..........      62,846,863      67,092,231     10,488,338      10,380,683                --
Units issued and transferred
   from other funding options....       4,289,060       4,067,876      1,348,694       2,109,390             1,880
Units redeemed and transferred to
   other funding options.........     (7,588,295)     (8,313,244)    (1,689,446)     (2,001,735)               (9)
                                   --------------  --------------  -------------  --------------  -------------------
Units end of year................      59,547,628      62,846,863     10,147,586      10,488,338             1,871
                                   ==============  ==============  =============  ==============  ===================

                                            MIST T. ROWE              MIST TCW CORE                MIST WMC
                                        PRICE MID CAP GROWTH          FIXED INCOME            LARGE CAP RESEARCH
                                         INVESTMENT DIVISION       INVESTMENT DIVISION        INVESTMENT DIVISION
                                   ------------------------------  -------------------  -------------------------------
                                        2015            2014            2015 (f)             2015            2014
                                   --------------  --------------    --------------     --------------  ---------------

Units beginning of year..........      25,170,863      25,949,981                --         15,618,558       16,944,933
Units issued and transferred
   from other funding options....       5,641,190       4,730,673             2,096            853,545        1,252,582
Units redeemed and transferred to
   other funding options.........     (5,341,903)     (5,509,791)                --        (2,285,492)      (2,578,957)
                                   --------------  --------------    --------------     --------------  ---------------
Units end of year................      25,470,150      25,170,863             2,096         14,186,611       15,618,558
                                   ==============  ==============    ==============     ==============  ===============


                                                                                                              MSF BAILLIE
                                             VARIABLE B                      VARIABLE C               GIFFORD INTERNATIONAL STOCK
                                         INVESTMENT DIVISION             INVESTMENT DIVISION              INVESTMENT DIVISION
                                   ------------------------------  -------------------------------  ------------------------------
                                        2015            2014            2015             2014            2015            2014
                                   --------------  --------------  ---------------  --------------  --------------  --------------

Units beginning of year..........          59,002          67,239            4,414           4,601      10,404,687      11,503,447
Units issued and transferred
   from other funding options....           1,249           3,182                2              --         811,785         903,654
Units redeemed and transferred to
   other funding options.........         (9,833)        (11,419)            (148)           (187)     (1,813,671)     (2,002,414)
                                   --------------  --------------  ---------------  --------------  --------------  --------------
Units end of year................          50,418          59,002            4,268           4,414       9,402,801      10,404,687
                                   ==============  ==============  ===============  ==============  ==============  ==============

                                            MSF BARCLAYS                                                   MSF BLACKROCK
                                        AGGREGATE BOND INDEX         MSF BLACKROCK BOND INCOME         CAPITAL APPRECIATION
                                         INVESTMENT DIVISION            INVESTMENT DIVISION             INVESTMENT DIVISION
                                   -----------------------------  ------------------------------  ------------------------------
                                        2015           2014            2015            2014            2015            2014
                                    -------------  -------------  --------------  --------------  --------------  --------------

Units beginning of year..........      70,177,534     71,440,893      11,340,124      11,954,730       7,221,426       8,057,400
Units issued and transferred
   from other funding options....      11,255,681     10,879,397       1,454,214       1,448,814         857,464         740,992
Units redeemed and transferred to
   other funding options.........    (13,187,336)   (12,142,756)     (2,056,405)     (2,063,420)     (1,430,318)     (1,576,966)
                                    -------------  -------------  --------------  --------------  --------------  --------------
Units end of year................      68,245,879     70,177,534      10,737,933      11,340,124       6,648,572       7,221,426
                                    =============  =============  ==============  ==============  ==============  ==============


                                           MSF BLACKROCK                   MSF BLACKROCK
                                          LARGE CAP VALUE                  MONEY MARKET             MSF FRONTIER MID CAP GROWTH
                                        INVESTMENT DIVISION             INVESTMENT DIVISION             INVESTMENT DIVISION
                                   ------------------------------  ------------------------------  ------------------------------
                                        2015            2014            2015            2014            2015            2014
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........      15,621,162      16,552,949       5,502,759       6,205,342       9,158,445      10,027,102
Units issued and transferred
   from other funding options....       2,184,241       2,850,105       1,856,405       2,296,233         551,138         515,318
Units redeemed and transferred to
   other funding options.........     (3,147,091)     (3,781,892)     (2,138,736)     (2,998,816)     (1,323,100)     (1,383,975)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................      14,658,312      15,621,162       5,220,428       5,502,759       8,386,483       9,158,445
                                   ==============  ==============  ==============  ==============  ==============  ==============

(a) Commenced November 19, 2014 and began transactions in 2015.
(b) Commenced December 13, 2013 and began transactions in 2014.
(c) For the period November 19, 2014 to December 31, 2014.
(d) For the period April 28, 2014 to December 31, 2014.
(e) Commenced December 13, 2013 and began transactions in 2015.
(f) For the period May 1, 2015 to December 31, 2015.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014:


                                                                             MSF LOOMIS                     MSF LOOMIS
                                         MSF JENNISON GROWTH            SAYLES SMALL CAP CORE         SAYLES SMALL CAP GROWTH
                                         INVESTMENT DIVISION             INVESTMENT DIVISION            INVESTMENT DIVISION
                                   ------------------------------  ------------------------------  ------------------------------
                                        2015            2014            2015            2014            2015            2014
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........      18,673,248      20,447,446       5,539,839       6,113,748       3,266,827       3,797,741
Units issued and transferred
   from other funding options....       6,144,060       5,214,167         340,689         497,470         634,012         676,899
Units redeemed and transferred to
   other funding options.........     (6,859,400)     (6,988,365)     (1,006,360)     (1,071,379)       (847,532)     (1,207,813)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................      17,957,908      18,673,248       4,874,168       5,539,839       3,053,307       3,266,827
                                   ==============  ==============  ==============  ==============  ==============  ==============


                                           MSF MET/ARTISAN               MSF MET/DIMENSIONAL                MSF METLIFE
                                            MID CAP VALUE            INTERNATIONAL SMALL COMPANY        ASSET ALLOCATION 20
                                         INVESTMENT DIVISION             INVESTMENT DIVISION            INVESTMENT DIVISION
                                   ------------------------------  ------------------------------  ------------------------------
                                        2015            2014            2015            2014            2015            2014
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........       6,662,445       7,335,193         366,933         280,753      36,038,394      39,245,169
Units issued and transferred
   from other funding options....         465,011         657,086          86,362         150,582       3,316,211       4,242,191
Units redeemed and transferred to
   other funding options.........     (1,198,885)     (1,329,834)        (70,182)        (64,402)     (6,158,779)     (7,448,966)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................       5,928,571       6,662,445         383,113         366,933      33,195,826      36,038,394
                                   ==============  ==============  ==============  ==============  ==============  ==============

                                             MSF METLIFE                     MSF METLIFE                     MSF METLIFE
                                         ASSET ALLOCATION 40             ASSET ALLOCATION 60             ASSET ALLOCATION 80
                                         INVESTMENT DIVISION             INVESTMENT DIVISION             INVESTMENT DIVISION
                                   ------------------------------  ------------------------------  -------------------------------
                                        2015            2014            2015            2014             2015            2014
                                   --------------  --------------  --------------  --------------  ---------------  --------------

Units beginning of year..........      93,519,497     100,157,296     275,213,574     291,429,454      124,402,568     125,138,998
Units issued and transferred
   from other funding options....       5,143,979       8,180,175      15,119,649      18,703,240        8,654,136      17,825,098
Units redeemed and transferred to
   other funding options.........    (13,335,344)    (14,817,974)    (33,239,498)    (34,919,120)     (16,929,650)    (18,561,528)
                                   --------------  --------------  --------------  --------------  ---------------  --------------
Units end of year................      85,328,132      93,519,497     257,093,725     275,213,574      116,127,054     124,402,568
                                   ==============  ==============  ==============  ==============  ===============  ==============


                                             MSF METLIFE
                                         MID CAP STOCK INDEX           MSF METLIFE STOCK INDEX          MSF MFS TOTAL RETURN
                                         INVESTMENT DIVISION             INVESTMENT DIVISION             INVESTMENT DIVISION
                                   ------------------------------  ------------------------------  -------------------------------
                                        2015            2014            2015            2014            2015             2014
                                   --------------  --------------  --------------  --------------  --------------  ---------------

Units beginning of year..........      19,927,953      20,854,130      48,564,594      53,012,896       5,012,826        5,458,053
Units issued and transferred
   from other funding options....       2,715,855       3,246,987       4,400,253       4,266,486         352,192          405,658
Units redeemed and transferred to
   other funding options.........     (3,590,991)     (4,173,164)     (7,769,437)     (8,714,788)       (808,367)        (850,885)
                                   --------------  --------------  --------------  --------------  --------------  ---------------
Units end of year................      19,052,817      19,927,953      45,195,410      48,564,594       4,556,651        5,012,826
                                   ==============  ==============  ==============  ==============  ==============  ===============

                                                                                                         MSF NEUBERGER
                                           MSF MFS VALUE               MSF MSCI EAFE INDEX              BERMAN GENESIS
                                        INVESTMENT DIVISION            INVESTMENT DIVISION            INVESTMENT DIVISION
                                   ----------------------------  -----------------------------  ------------------------------
                                        2015           2014           2015           2014            2015            2014
                                   -------------  -------------   -------------  -------------  --------------  --------------

Units beginning of year..........     26,823,537     29,015,560      35,284,954     34,230,690      13,823,646      15,386,093
Units issued and transferred
   from other funding options....      2,296,698      3,075,904       5,589,517      6,278,382         642,222       1,034,576
Units redeemed and transferred to
   other funding options.........    (4,591,222)    (5,267,927)     (5,996,568)    (5,224,118)     (2,260,537)     (2,597,023)
                                   -------------  -------------   -------------  -------------  --------------  --------------
Units end of year................     24,529,013     26,823,537      34,877,903     35,284,954      12,205,331      13,823,646
                                   =============  =============   =============  =============  ==============  ==============


                                                                          MSF T. ROWE PRICE               MSF T. ROWE PRICE
                                       MSF RUSSELL 2000 INDEX             LARGE CAP GROWTH                SMALL CAP GROWTH
                                         INVESTMENT DIVISION             INVESTMENT DIVISION             INVESTMENT DIVISION
                                   ------------------------------  ------------------------------  ------------------------------
                                        2015            2014            2015            2014            2015            2014
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........      12,545,618      13,027,524      19,215,859      19,750,468      12,136,731      12,811,027
Units issued and transferred
   from other funding options....       1,898,456       2,507,725       5,114,660       4,480,490       2,321,489       2,010,482
Units redeemed and transferred to
   other funding options.........     (2,431,380)     (2,989,631)     (4,276,797)     (5,015,099)     (2,143,352)     (2,684,778)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................      12,012,694      12,545,618      20,053,722      19,215,859      12,314,868      12,136,731
                                   ==============  ==============  ==============  ==============  ==============  ==============

(a) Commenced November 19, 2014 and began transactions in 2015.
(b) Commenced December 13, 2013 and began transactions in 2014.
(c) For the period November 19, 2014 to December 31, 2014.
(d) For the period April 28, 2014 to December 31, 2014.
(e) Commenced December 13, 2013 and began transactions in 2015.
(f) For the period May 1, 2015 to December 31, 2015.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONCLUDED)
    FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014:


                                                                            MSF WESTERN
                                             MSF VAN ECK                 ASSET MANAGEMENT                MSF WESTERN ASSET
                                      GLOBAL NATURAL RESOURCES     STRATEGIC BOND OPPORTUNITIES     MANAGEMENT U.S. GOVERNMENT
                                         INVESTMENT DIVISION            INVESTMENT DIVISION             INVESTMENT DIVISION
                                   ------------------------------  ------------------------------  ----------------------------
                                        2015            2014            2015            2014           2015           2014
                                   --------------  --------------  --------------  --------------  -------------  -------------

Units beginning of year..........       2,631,888       2,406,616       8,379,087       9,226,838     11,263,811     12,256,251
Units issued and transferred
   from other funding options....       1,358,884         757,312         965,853       1,010,332      1,213,298      1,388,445
Units redeemed and transferred to
   other funding options.........       (537,116)       (532,040)     (1,910,756)     (1,858,083)    (2,277,374)    (2,380,885)
                                   --------------  --------------  --------------  --------------  -------------  -------------
Units end of year................       3,453,656       2,631,888       7,434,184       8,379,087     10,199,735     11,263,811
                                   ==============  ==============  ==============  ==============  =============  =============


                                                                                                            PIMCO VIT
                                                                           MSF WMC CORE                COMMODITYREALRETURN
                                         MSF WMC BALANCED              EQUITY OPPORTUNITIES                 STRATEGY
                                        INVESTMENT DIVISION             INVESTMENT DIVISION            INVESTMENT DIVISION
                                   ------------------------------  -----------------------------  -----------------------------
                                        2015            2014            2015            2014           2015         2014 (c)
                                   --------------  --------------  --------------  -------------  -------------  --------------

Units beginning of year..........      13,516,189      14,891,417      15,922,638     18,314,242            171              --
Units issued and transferred
   from other funding options....         544,249         573,549         771,955        959,711          9,032             171
Units redeemed and transferred to
   other funding options.........     (1,709,775)     (1,948,777)     (2,610,907)    (3,351,315)        (2,292)              --
                                   --------------  --------------  --------------  -------------  -------------  --------------
Units end of year................      12,350,663      13,516,189      14,083,686     15,922,638          6,911             171
                                   ==============  ==============  ==============  =============  =============  ==============

                                                                         PIMCO VIT         TAP 1919 VARIABLE
                                              PIMCO VIT                UNCONSTRAINED      SOCIALLY RESPONSIVE
                                        EMERGING MARKETS BOND              BOND                BALANCED
                                         INVESTMENT DIVISION        INVESTMENT DIVISION   INVESTMENT DIVISION
                                   -------------------------------  -------------------  --------------------
                                        2015          2014 (c)           2015 (a)              2015 (e)
                                   --------------  ---------------  -------------------  --------------------

Units beginning of year..........             200               --                 --                   --
Units issued and transferred
   from other funding options....           7,242              200              6,596                  503
Units redeemed and transferred to
   other funding options.........            (65)               --               (22)                  (2)
                                   --------------  ---------------  -------------------  --------------------
Units end of year................           7,377              200              6,574                  501
                                   ==============  ===============  ===================  ====================


                                                                          VAN ECK VIP
                                                                          LONG/SHORT
                                      UIF GLOBAL INFRASTRUCTURE          EQUITY INDEX
                                         INVESTMENT DIVISION          INVESTMENT DIVISION
                                   --------------------------------  --------------------
                                        2015           2014 (c)            2015 (a)
                                   ---------------  ---------------  --------------------

Units beginning of year..........              315               --                  --
Units issued and transferred
   from other funding options....            5,174              315               3,185
Units redeemed and transferred to
   other funding options.........              (9)               --                (34)
                                   ---------------  ---------------  --------------------
Units end of year................            5,480              315               3,151
                                   ===============  ===============  ====================

(a) Commenced November 19, 2014 and began transactions in 2015.
(b) Commenced December 13, 2013 and began transactions in 2014.
(c) For the period November 19, 2014 to December 31, 2014.
(d) For the period April 28, 2014 to December 31, 2014.
(e) Commenced December 13, 2013 and began transactions in 2015.
(f) For the period May 1, 2015 to December 31, 2015.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS


The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Investment Divisions. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net investment income ratios, and expense ratios, excluding expenses for the underlying fund, series, or portfolio for the respective stated periods in the five years ended December 31, 2015:

                                                         AS OF DECEMBER 31
                                          ---------------------------------------------
                                                           UNIT VALUE
                                                            LOWEST TO          NET
                                              UNITS        HIGHEST ($)     ASSETS ($)
                                          ------------  ---------------  --------------
  American Funds Bond               2015     5,343,073     0.99 - 20.47      93,643,199
     Investment Division            2014     5,917,641    14.68 - 20.55     105,024,754
                                    2013     6,618,957    14.30 - 19.64     113,016,439
                                    2012     7,263,481    15.00 - 20.21     128,509,424
                                    2011     7,776,072    14.60 - 19.30     132,354,078

  American Funds Global Small       2015    14,155,887     3.51 - 40.82     497,974,630
     Capitalization                 2014    15,709,137     3.56 - 41.02     552,526,997
     Investment Division            2013    16,907,172     3.54 - 40.47     588,501,415
                                    2012    18,635,787     2.81 - 31.78     512,261,353
                                    2011    20,869,442     2.41 - 27.10     488,925,353

  American Funds Growth             2015     4,232,055    1.35 - 306.61     997,764,490
     Investment Division            2014     4,789,973    1.28 - 289.09   1,071,813,826
                                    2013     5,377,037    1.20 - 268.43   1,121,813,455
                                    2012     6,029,312   15.10 - 207.87     978,263,065
                                    2011     6,775,576   12.97 - 177.66     943,068,284

  American Funds                    2015     4,944,457   15.81 - 207.40     797,586,116
     Growth-Income                  2014     5,420,861   15.84 - 205.97     871,662,648
     Investment Division            2013     5,897,170   14.54 - 187.57     866,506,820
                                    2012     6,519,347   11.07 - 141.56     728,354,448
                                    2011     7,279,154    9.58 - 121.41     689,767,422

  BlackRock Global Allocation V.I.  2015        24,602    19.63 - 20.86         489,446
     Investment Division
     (Commenced 11/19/2014 and
     began transactions in 2015)

  Calvert VP SRI Balanced           2015     1,430,108    29.38 - 39.38      53,307,044
     Investment Division            2014     1,520,177    30.50 - 40.77      58,809,995
                                    2013     1,581,457    28.27 - 37.66      56,643,458
                                    2012     1,676,537    24.33 - 32.31      51,646,891
                                    2011     1,762,417    22.36 - 29.60      49,903,373

  Calvert VP SRI Mid Cap            2015       227,418            51.03      11,604,230
     Growth Investment Division     2014       256,364            53.26      13,652,993
                                    2013       285,572    49.72 - 49.74      14,202,309
                                    2012       319,337    38.64 - 38.65      12,341,511
                                    2011       338,107    33.41 - 33.42      11,298,697

  Fidelity VIP Contrafund           2015         2,695             6.65          17,911
     Investment Division            2014         1,597             6.69          10,689
     (Commenced 12/13/2013 and
     began transactions in 2014)

                                                    FOR THE YEAR ENDED DECEMBER 31
                                          --------------------------------------------------
                                          INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                             INCOME          LOWEST TO          LOWEST TO
                                            RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                          -------------  ----------------  -----------------
  American Funds Bond               2015       1.62         0.50 - 2.30      (2.01) - (0.37)
     Investment Division            2014       1.87         0.50 - 2.55          2.63 - 4.60
                                    2013       1.73         0.65 - 2.55      (4.62) - (2.79)
                                    2012       2.43         0.50 - 2.55          2.71 - 4.69
                                    2011       2.88         0.50 - 2.55          3.44 - 5.42

  American Funds Global Small       2015         --         0.50 - 2.55      (6.41) - (0.38)
     Capitalization                 2014       0.12         0.50 - 2.55        (0.45) - 1.46
     Investment Division            2013       0.87         0.65 - 2.55        25.05 - 27.45
                                    2012       1.34         0.50 - 2.55        15.19 - 17.41
                                    2011       1.34         0.50 - 2.55    (21.18) - (19.67)

  American Funds Growth             2015       0.58         0.50 - 2.35          4.38 - 6.17
     Investment Division            2014       0.77         0.50 - 2.55          5.78 - 7.81
                                    2013       0.92         0.65 - 2.55        18.89 - 29.26
                                    2012       0.78         0.50 - 2.55        14.91 - 17.13
                                    2011       0.60         0.50 - 2.55      (6.68) - (4.89)

  American Funds                    2015       1.28         0.50 - 2.55        (1.10) - 0.80
     Growth-Income                  2014       1.27         0.50 - 2.55          7.85 - 9.92
     Investment Division            2013       1.34         0.65 - 2.55        30.14 - 32.64
                                    2012       1.59         0.50 - 2.55        14.51 - 16.72
                                    2011       1.54         0.50 - 2.55      (4.30) - (2.47)

  BlackRock Global Allocation V.I.  2015       0.66         1.10 - 1.60      (2.57) - (0.60)
     Investment Division
     (Commenced 11/19/2014 and
     began transactions in 2015)

  Calvert VP SRI Balanced           2015       0.11         0.50 - 1.55      (3.70) - (2.68)
     Investment Division            2014       1.56         0.50 - 1.55          7.92 - 9.05
                                    2013       1.04         0.50 - 1.55        16.19 - 17.41
                                    2012       1.21         0.50 - 1.55          8.80 - 9.96
                                    2011       1.29         0.50 - 1.55          2.96 - 4.04

  Calvert VP SRI Mid Cap            2015         --                0.95               (4.19)
     Growth Investment Division     2014         --                0.95          7.07 - 7.10
                                    2013         --                0.95        28.68 - 28.69
                                    2012         --                0.95                15.65
                                    2011         --                0.95                 1.37

  Fidelity VIP Contrafund           2015       0.97                1.15               (0.73)
     Investment Division            2014       2.09                1.15                10.38
     (Commenced 12/13/2013 and
     began transactions in 2014)

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                            AS OF DECEMBER 31
                                             ---------------------------------------------
                                                              UNIT VALUE
                                                               LOWEST TO          NET
                                                 UNITS        HIGHEST ($)     ASSETS ($)
                                             ------------  ---------------  --------------
  Fidelity VIP Equity-Income           2015     2,619,253     8.15 - 66.75      77,695,085
     Investment Division               2014     3,063,871     8.60 - 70.17      92,690,111
                                       2013     3,463,147     8.01 - 65.15      95,223,008
                                       2012     3,911,529     6.34 - 51.32      81,994,570
                                       2011     4,479,503     5.48 - 44.17      78,185,094

  Fidelity VIP FundsManager            2015    22,380,417    12.86 - 13.05     290,525,141
     50% Investment Division           2014    17,417,943    13.11 - 13.28     230,170,102
     (Commenced 7/23/2012)             2013     9,362,592    12.73 - 12.88     120,060,165
                                       2012     2,486,441    11.31 - 11.42      28,315,173

  Fidelity VIP FundsManager            2015    24,528,850    12.19 - 12.44     302,657,716
     60% Investment Division           2014    23,126,457    12.44 - 12.62     289,729,524
                                       2013    24,031,067    12.05 - 12.16     291,255,733
                                       2012    24,954,232    10.37 - 10.45     260,007,961
                                       2011    20,820,080      9.48 - 9.54     198,202,397

  Fidelity VIP Government              2015       554,548    10.08 - 16.26       8,080,715
     Money Market                      2014       544,052    10.28 - 16.41       8,033,349
     Investment Division               2013       671,593    10.50 - 16.57      10,057,109
                                       2012       548,892    10.71 - 16.72       8,724,752
                                       2011       786,743    10.92 - 16.86      12,168,038

  Fidelity VIP Growth                  2015     1,266,107            75.28      95,310,704
     Investment Division               2014     1,382,739            70.91      98,045,015
                                       2013     1,489,863    64.30 - 64.31      95,812,868
                                       2012     1,633,959    47.61 - 47.62      77,803,882
                                       2011     1,783,529            41.91      74,754,203

  Fidelity VIP Investment              2015       424,477            32.61      13,843,675
     Grade Bond                        2014       477,735            33.12      15,822,818
     Investment Division               2013       527,483    31.58 - 31.59      16,664,039
                                       2012       686,159    32.46 - 32.47      22,278,308
                                       2011       691,358            30.95      21,398,778

  Ivy Funds VIP Asset Strategy         2015           191            15.07           2,882
     Investment Division
     (Commenced 11/19/2014 and
     began transactions in 2015)

  LMPVET Permal Alternative            2015       197,643      9.42 - 9.47       1,866,516
     Select VIT Investment Division    2014         2,882    10.01 - 10.02          28,860
     (Commenced 11/19/2014)

  MIST AB Global Dynamic               2015   130,172,083    11.77 - 12.33   1,594,775,590
     Allocation Investment Division    2014   131,033,623    11.93 - 12.37   1,616,024,275
     (Commenced 5/2/2011)              2013   133,911,328    11.35 - 11.66   1,557,670,400
                                       2012   110,036,076    10.41 - 10.61   1,165,993,492
                                       2011    49,226,036      9.70 - 9.75     479,791,726

                                                      FOR THE YEAR ENDED DECEMBER 31
                                             -------------------------------------------------
                                             INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                                INCOME          LOWEST TO         LOWEST TO
                                               RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                             -------------  ----------------  ----------------
  Fidelity VIP Equity-Income           2015       3.06         0.95 - 1.35     (5.25) - (4.87)
     Investment Division               2014       2.77         0.95 - 1.35         7.26 - 7.73
                                       2013       2.47         0.95 - 1.35       26.43 - 26.95
                                       2012       3.08         0.95 - 1.35       15.73 - 16.20
                                       2011       2.34         0.95 - 1.35       (0.38) - 0.03

  Fidelity VIP FundsManager            2015       1.24         1.90 - 2.05     (1.89) - (1.75)
     50% Investment Division           2014       1.47         1.90 - 2.05         2.96 - 3.12
     (Commenced 7/23/2012)             2013       1.56         1.90 - 2.05       12.57 - 12.74
                                       2012       2.68         1.90 - 2.05         4.04 - 4.11

  Fidelity VIP FundsManager            2015       1.10         1.85 - 2.10     (1.68) - (1.43)
     60% Investment Division           2014       1.24         1.85 - 2.05         0.55 - 3.42
                                       2013       1.16         1.90 - 2.05       16.21 - 16.38
                                       2012       1.50         1.90 - 2.05         9.33 - 9.49
                                       2011       1.89         1.90 - 2.05     (4.01) - (3.87)

  Fidelity VIP Government              2015       0.02         0.95 - 2.05     (2.02) - (0.91)
     Money Market                      2014       0.01         0.95 - 2.05     (2.02) - (0.93)
     Investment Division               2013       0.03         0.95 - 2.05     (2.01) - (0.91)
                                       2012       0.13         0.95 - 2.05     (1.93) - (0.81)
                                       2011       0.10         0.95 - 2.05     (1.94) - (0.83)

  Fidelity VIP Growth                  2015       0.26                0.95                6.17
     Investment Division               2014       0.18                0.95       10.25 - 10.28
                                       2013       0.29                0.95       35.05 - 35.06
                                       2012       0.58                0.95       13.60 - 13.61
                                       2011       0.34                0.95              (0.74)

  Fidelity VIP Investment              2015       2.51                0.95              (1.53)
     Grade Bond                        2014       2.10                0.95         4.83 - 4.86
     Investment Division               2013       2.08                0.95              (2.70)
                                       2012       2.35                0.95                4.90
                                       2011       3.16                0.95         6.32 - 6.33

  Ivy Funds VIP Asset Strategy         2015       0.35                1.35              (9.58)
     Investment Division
     (Commenced 11/19/2014 and
     began transactions in 2015)

  LMPVET Permal Alternative            2015       1.50         1.10 - 1.60     (5.89) - (4.32)
     Select VIT Investment Division    2014       0.45         1.10 - 1.35     (0.52) - (0.49)
     (Commenced 11/19/2014)

  MIST AB Global Dynamic               2015       3.26         1.10 - 2.10     (1.51) - (0.52)
     Allocation Investment Division    2014       1.94         1.15 - 2.15         5.06 - 6.12
     (Commenced 5/2/2011)              2013       1.24         1.15 - 2.15         8.78 - 9.88
                                       2012       0.09         1.15 - 2.30         2.79 - 8.82
                                       2011       0.98         1.15 - 2.00     (3.01) - (2.47)

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                            AS OF DECEMBER 31
                                             ---------------------------------------------
                                                              UNIT VALUE
                                                               LOWEST TO          NET
                                                 UNITS        HIGHEST ($)     ASSETS ($)
                                             ------------  ---------------  --------------
  MIST Allianz Global                  2015    56,051,809      1.01 - 1.02      57,080,060
     Investors Dynamic Multi-Asset     2014    11,555,790             1.04      12,033,381
     Plus Investment Division
     (Commenced 4/28/2014)

  MIST American Funds                  2015    62,147,594     1.29 - 13.87     802,015,862
     Balanced Allocation               2014    62,423,987     1.32 - 14.01     823,208,734
     Investment Division               2013    63,540,868     1.26 - 13.26     799,895,152
                                       2012    63,563,060    10.24 - 11.22     683,639,223
                                       2011    64,521,397      9.23 - 9.92     618,948,646

  MIST American Funds Growth           2015    31,243,407     1.33 - 13.75     404,659,720
     Allocation Investment Division    2014    32,454,186    12.33 - 13.92     428,719,024
                                       2013    33,203,104    11.86 - 13.15     417,519,485
                                       2012    32,742,900     9.70 - 10.56     333,268,561
                                       2011    34,204,304      8.55 - 9.14     303,484,652

  MIST American Funds Growth           2015    25,483,182     1.47 - 14.88     369,229,553
     Investment Division               2014    27,479,262    12.93 - 13.92     379,282,255
                                       2013    28,606,942    12.22 - 13.01     369,736,899
                                       2012    30,680,594     9.63 - 10.14     309,469,419
                                       2011    30,941,763      8.39 - 8.74     269,245,330

  MIST American Funds                  2015    73,866,251    11.89 - 13.45     936,586,101
     Moderate Allocation               2014    76,352,619    12.07 - 13.62     987,325,915
     Investment Division               2013    78,734,890    11.64 - 12.90     971,848,247
                                       2012    82,535,523    10.49 - 11.42     908,733,316
                                       2011    85,202,020     9.69 - 10.36     857,229,344

  MIST AQR Global Risk                 2015   126,093,556     9.12 - 10.21   1,279,345,923
     Balanced Investment Division      2014   138,096,106    10.21 - 11.40   1,568,831,639
     (Commenced 5/2/2011)              2013   152,729,567    10.79 - 11.09   1,689,296,732
                                       2012   149,868,893    11.38 - 11.61   1,737,315,768
                                       2011    56,432,487    10.56 - 10.62     599,167,858

  MIST BlackRock Global                2015   172,629,165    11.18 - 11.69   2,004,095,320
     Tactical Strategies               2014   173,246,218    11.38 - 11.81   2,038,618,922
     Investment Division               2013   177,074,342    10.98 - 11.28   1,991,834,922
     (Commenced 5/2/2011)              2012   155,272,874    10.17 - 10.34   1,603,180,946
                                       2011    74,095,325      9.53 - 9.58     709,763,094

  MIST BlackRock High Yield            2015        13,360     2.76 - 26.52         172,276
     Investment Division               2014         5,135     2.90 - 27.94          15,808
     (Commenced 12/13/2013 and
     began transactions in 2014)

  MIST Clarion Global Real             2015    12,591,472     1.94 - 20.32     233,288,277
     Estate Investment Division        2014    13,729,569     1.98 - 20.71     260,956,015
                                       2013    14,902,299     2.97 - 18.38     253,186,000
                                       2012    14,778,284     2.89 - 17.84     245,411,646
                                       2011    16,016,738     2.31 - 14.23     213,895,843

                                                      FOR THE YEAR ENDED DECEMBER 31
                                             -------------------------------------------------
                                             INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                                INCOME          LOWEST TO         LOWEST TO
                                               RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                             -------------  ----------------  ----------------
  MIST Allianz Global                  2015       1.82         1.15 - 2.00     (2.94) - (2.12)
     Investors Dynamic Multi-Asset     2014       0.87         1.15 - 2.15         3.84 - 4.55
     Plus Investment Division
     (Commenced 4/28/2014)

  MIST American Funds                  2015       1.39         0.50 - 2.10     (2.77) - (0.97)
     Balanced Allocation               2014       1.26         0.50 - 2.30         3.64 - 5.70
     Investment Division               2013       1.35         0.50 - 2.30       15.84 - 18.14
                                       2012       1.68         0.50 - 2.30       10.93 - 13.06
                                       2011       1.26         0.50 - 2.30     (4.34) - (2.43)

  MIST American Funds Growth           2015       1.31         0.50 - 2.30     (3.01) - (1.25)
     Allocation Investment Division    2014       1.02         0.50 - 2.30         3.97 - 5.86
                                       2013       0.99         0.50 - 2.30       22.26 - 24.48
                                       2012       1.20         0.50 - 2.30       13.50 - 15.58
                                       2011       1.12         0.50 - 2.30     (6.89) - (5.21)

  MIST American Funds Growth           2015       0.87         0.95 - 2.25         1.83 - 5.33
     Investment Division               2014       0.55         1.15 - 2.25         0.53 - 6.95
                                       2013       0.44         1.15 - 2.25       26.90 - 28.30
                                       2012       0.32         1.15 - 2.25       14.79 - 16.06
                                       2011       0.34         1.15 - 2.25     (6.71) - (5.69)

  MIST American Funds                  2015       1.49         0.50 - 2.10     (2.79) - (1.22)
     Moderate Allocation               2014       1.45         0.50 - 2.30         3.68 - 5.57
     Investment Division               2013       1.64         0.50 - 2.30       10.94 - 12.95
                                       2012       2.04         0.50 - 2.30        8.31 - 10.28
                                       2011       1.54         0.50 - 2.30     (2.08) - (0.31)

  MIST AQR Global Risk                 2015       5.49         1.10 - 2.15    (11.50) - (4.32)
     Balanced Investment Division      2014         --         1.15 - 2.15         1.79 - 2.81
     (Commenced 5/2/2011)              2013       2.07         1.15 - 2.15     (5.45) - (4.50)
                                       2012       0.40         1.15 - 2.30         3.03 - 9.29
                                       2011       3.41         1.15 - 2.00         2.12 - 2.70

  MIST BlackRock Global                2015       1.53         1.10 - 2.05     (2.14) - (1.20)
     Tactical Strategies               2014       1.12         1.15 - 2.15         3.66 - 4.70
     Investment Division               2013       1.33         1.15 - 2.15         7.96 - 9.05
     (Commenced 5/2/2011)              2012         --         1.15 - 2.15         6.81 - 7.89
                                       2011       1.51         1.15 - 2.00     (4.68) - (4.14)

  MIST BlackRock High Yield            2015       5.69         1.10 - 1.60     (5.57) - (4.84)
     Investment Division               2014         --         0.90 - 1.15       (1.82) - 2.48
     (Commenced 12/13/2013 and
     began transactions in 2014)

  MIST Clarion Global Real             2015       3.83         0.50 - 2.25       (3.60) - 3.43
     Estate Investment Division        2014       1.60         0.50 - 2.30        1.06 - 12.94
                                       2013       6.76         0.50 - 2.30         1.19 - 3.09
                                       2012       2.07         0.50 - 2.30       23.11 - 25.48
                                       2011       3.87         0.50 - 2.30     (7.73) - (5.89)

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                            AS OF DECEMBER 31
                                             ---------------------------------------------
                                                              UNIT VALUE
                                                               LOWEST TO          NET
                                                 UNITS        HIGHEST ($)     ASSETS ($)
                                             ------------  ---------------  --------------
  MIST ClearBridge Aggressive          2015    38,732,875    1.47 - 325.77     615,095,439
     Growth Investment Division        2014    40,881,802    1.55 - 341.18     672,850,047
                                       2013    13,366,239     1.32 - 21.07     170,478,449
                                       2012    10,346,560     0.92 - 14.58      93,505,262
                                       2011    10,567,586     0.78 - 12.38      81,432,355

  MIST Goldman Sachs Mid Cap           2015         7,543    21.36 - 22.65         166,859
     Value Investment Division
     (Commenced 11/19/2014 and
     began transactions in 2015)

  MIST Harris Oakmark                  2015    20,998,453     2.38 - 27.50     503,695,677
     International                     2014    21,821,539     2.51 - 28.95     553,476,475
     Investment Division               2013    22,039,138     2.82 - 30.88     597,907,512
                                       2012    22,574,267     2.19 - 23.79     476,492,534
                                       2011    24,605,233     1.71 - 18.49     402,888,469

  MIST Invesco Balanced-Risk           2015   436,683,517     1.01 - 10.52     454,441,516
     Allocation Investment Division    2014   416,774,221      1.08 - 1.10     458,464,882
     (Commenced 4/30/2012)             2013   411,037,657      1.04 - 1.06     433,699,152
                                       2012   250,325,881      1.04 - 1.05     262,571,091

  MIST Invesco Comstock                2015           549    15.67 - 16.10           8,672
     Investment Division
     (Commenced 12/13/2013 and
     began transactions in 2015)

  MIST Invesco Mid Cap Value           2015    12,869,603     3.27 - 37.88     422,756,206
     Investment Division               2014    13,839,475     3.65 - 41.83     504,220,570
     (Commenced 4/30/2012)             2013    15,543,270     3.37 - 38.34     517,780,861
                                       2012    17,602,268     2.62 - 29.57     454,279,856

  MIST Invesco Small Cap               2015     1,959,481     2.60 - 29.31      50,546,958
     Growth Investment Division        2014     2,037,765     2.68 - 29.97      54,115,294
                                       2013     2,095,080     2.52 - 27.91      52,424,234
                                       2012     2,132,933     1.82 - 20.01      38,202,816
                                       2011     2,324,510     1.56 - 17.01      35,466,935

  MIST JPMorgan Core Bond              2015     8,785,778     9.78 - 11.19      97,049,152
     Investment Division               2014     8,518,360    10.46 - 11.26      94,969,104
                                       2013     8,259,461    10.18 - 10.84      88,832,323
                                       2012     7,951,315    10.74 - 11.31      89,292,265
                                       2011     7,359,866    10.47 - 10.90      79,806,796

  MIST JPMorgan Global Active          2015   631,444,568     1.18 - 12.19     765,909,740
     Allocation Investment Division    2014   549,720,767      1.19 - 1.22     669,115,337
     (Commenced 4/30/2012)             2013   480,114,419      1.14 - 1.15     553,137,848
                                       2012   169,274,406             1.05     177,914,120

  MIST JPMorgan Small Cap              2015     1,050,675     1.97 - 18.69      19,373,472
     Value Investment Division         2014     1,047,237    18.72 - 20.42      21,130,600
                                       2013     1,010,455    18.31 - 19.79      19,791,903
                                       2012     1,099,067    14.06 - 15.07      16,406,071
                                       2011     1,077,146    12.44 - 13.21      14,113,642

                                                       FOR THE YEAR ENDED DECEMBER 31
                                             --------------------------------------------------
                                             INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                                INCOME          LOWEST TO          LOWEST TO
                                               RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                             -------------  ----------------  -----------------
  MIST ClearBridge Aggressive          2015       0.25         0.50 - 2.25      (6.17) - (4.43)
     Growth Investment Division        2014       0.07         0.50 - 2.30         1.57 - 18.35
                                       2013       0.25         0.95 - 2.30        13.14 - 44.54
                                       2012       0.07         0.95 - 2.30        15.80 - 17.69
                                       2011       0.02         0.95 - 2.30        (9.19) - 2.58

  MIST Goldman Sachs Mid Cap           2015       0.46         1.10 - 1.60    (10.56) - (10.11)
     Value Investment Division
     (Commenced 11/19/2014 and
     began transactions in 2015)

  MIST Harris Oakmark                  2015       3.00         0.50 - 2.25      (6.65) - (3.85)
     International                     2014       2.40         0.50 - 2.30      (7.93) - (6.13)
     Investment Division               2013       2.49         0.50 - 2.30        27.52 - 29.96
                                       2012       1.61         0.50 - 2.30        26.30 - 28.63
                                       2011         --         0.50 - 2.30    (16.20) - (14.54)

  MIST Invesco Balanced-Risk           2015       2.77         1.10 - 2.10      (6.20) - (5.25)
     Allocation Investment Division    2014         --         1.15 - 2.10          3.39 - 4.37
     (Commenced 4/30/2012)             2013         --         1.15 - 2.10        (0.26) - 0.70
                                       2012       0.62         1.15 - 2.30          3.06 - 3.86

  MIST Invesco Comstock                2015       1.42         1.10 - 1.35      (7.23) - (7.00)
     Investment Division
     (Commenced 12/13/2013 and
     began transactions in 2015)

  MIST Invesco Mid Cap Value           2015       0.54         0.50 - 2.30     (11.05) - (6.69)
     Investment Division               2014       0.55         0.50 - 2.30          7.15 - 9.10
     (Commenced 4/30/2012)             2013       0.79         0.50 - 2.30        27.34 - 29.65
                                       2012         --         0.50 - 2.30          1.67 - 2.93

  MIST Invesco Small Cap               2015         --         0.50 - 2.25      (3.90) - (2.20)
     Growth Investment Division        2014         --         0.50 - 2.30          5.46 - 7.37
                                       2013       0.24         0.50 - 2.30        36.99 - 39.48
                                       2012         --         0.50 - 2.30        15.53 - 17.64
                                       2011         --         0.50 - 2.30      (3.33) - (1.57)

  MIST JPMorgan Core Bond              2015       2.31         1.10 - 2.25      (1.75) - (0.62)
     Investment Division               2014       1.47         1.15 - 2.25          2.75 - 3.89
                                       2013       0.27         1.15 - 2.25      (4.89) - (3.86)
                                       2012       2.55         1.15 - 2.25          2.57 - 3.71
                                       2011       2.15         1.15 - 2.25          3.44 - 4.58

  MIST JPMorgan Global Active          2015       2.69         1.10 - 2.10      (1.20) - (0.21)
     Allocation Investment Division    2014       1.11         1.15 - 2.10          4.75 - 5.75
     (Commenced 4/30/2012)             2013       0.07         1.15 - 2.10          8.68 - 9.72
                                       2012       0.78         1.15 - 2.05          3.23 - 3.85

  MIST JPMorgan Small Cap              2015       1.12         0.90 - 2.05      (9.31) - (8.08)
     Value Investment Division         2014       0.86         1.15 - 2.05          2.25 - 3.18
                                       2013       0.48         1.15 - 2.05        30.21 - 31.38
                                       2012       0.63         1.15 - 2.05        13.01 - 14.03
                                       2011       1.42         1.15 - 2.05    (12.18) - (11.38)

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                          AS OF DECEMBER 31
                                          ------------------------------------------------
                                                            UNIT VALUE
                                                             LOWEST TO           NET
                                              UNITS         HIGHEST ($)      ASSETS ($)
                                          -------------  ----------------  ---------------
  MIST Loomis Sayles Global         2015      6,737,799      1.48 - 17.69      114,155,824
     Markets Investment Division    2014      7,240,094      1.48 - 17.59      122,949,006
                                    2013      7,711,782      1.44 - 17.20      128,415,699
                                    2012      1,933,869     13.80 - 14.86       28,499,925
                                    2011      1,855,860     12.07 - 12.85       23,690,465

  MIST Lord Abbett Bond             2015     11,371,638      2.83 - 33.73      303,091,644
     Debenture Investment Division  2014     12,434,223      2.93 - 34.65      339,514,538
                                    2013     12,999,204      2.83 - 33.22      339,376,615
                                    2012     13,293,853      2.66 - 30.92      320,579,772
                                    2011     14,072,935      2.39 - 27.52      299,293,863

  MIST Met/Artisan                  2015            308              9.46            2,913
     International
     Investment Division
     (Commenced 11/19/2014 and
     began transactions in 2015)

  MIST Met/Eaton Vance              2015      1,831,052     10.43 - 11.01       19,924,175
     Floating Rate                  2014      1,809,222     10.74 - 11.20       20,128,137
     Investment Division            2013      1,555,867     10.88 - 11.25       17,414,855
                                    2012        680,624     10.70 - 10.96        7,437,899
                                    2011        581,745     10.17 - 10.33        5,996,924

  MIST Met/Franklin Low             2015      8,644,210      9.52 - 10.22       85,200,113
     Duration Total Return          2014      9,626,185      9.76 - 10.33       96,688,495
     Investment Division            2013      7,621,281      9.86 - 10.27       76,708,364
     (Commenced 5/2/2011)           2012      1,503,596      9.94 - 10.21       15,151,477
                                    2011        678,926       9.72 - 9.80        6,635,667

  MIST Met/Templeton                2015        611,605     12.19 - 13.08        7,837,819
     International Bond             2014        617,146     12.98 - 13.62        8,355,488
     Investment Division            2013        656,394     13.09 - 13.62        8,897,037
                                    2012        643,048     13.22 - 13.64        8,734,807
                                    2011        586,262     11.80 - 12.07        7,057,738

  MIST MetLife Asset                2015     11,824,914      1.63 - 31.18      214,215,734
     Allocation 100                 2014     12,211,757      1.68 - 32.14      230,931,939
     Investment Division            2013     12,315,616     14.47 - 30.96      228,507,697
     (Commenced 5/2/2011)           2012      9,769,796     11.19 - 12.85      119,313,920
                                    2011      9,693,030      9.81 - 11.06      102,483,285

  MIST MetLife Balanced Plus        2015    269,246,848     11.65 - 12.24    3,272,800,741
     Investment Division            2014    257,684,739     12.41 - 12.88    3,306,532,931
     (Commenced 5/2/2011)           2013    232,765,795     11.57 - 11.88    2,758,152,662
                                    2012    146,453,494     10.31 - 10.51    1,536,558,887
                                    2011     64,032,367       9.35 - 9.40      601,466,008

  MIST MetLife Multi-Index          2015    650,031,968      1.16 - 11.96      774,094,507
     Targeted Risk                  2014    412,273,295       1.20 - 1.22      503,156,737
     Investment Division            2013    231,254,962       1.12 - 1.13      261,549,603
     (Commenced 11/12/2012)         2012      6,808,899              1.01        6,903,413

                                                    FOR THE YEAR ENDED DECEMBER 31
                                          ---------------------------------------------------
                                          INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                             INCOME          LOWEST TO          LOWEST TO
                                            RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                          -------------  -----------------  -----------------
  MIST Loomis Sayles Global         2015       1.58          0.50 - 2.25        (1.02) - 0.72
     Markets Investment Division    2014       2.10          0.50 - 2.25          1.17 - 2.95
                                    2013       0.72          0.50 - 2.25        10.52 - 15.79
                                    2012       2.37          1.15 - 2.25        14.32 - 15.59
                                    2011       2.22          1.15 - 2.25      (3.67) - (2.61)

  MIST Lord Abbett Bond             2015       5.49          0.50 - 2.25      (4.35) - (2.66)
     Debenture Investment Division  2014       5.57          0.50 - 2.25        (0.50) - 4.31
                                    2013       6.65          0.50 - 2.30          5.52 - 7.44
                                    2012       7.19          0.50 - 2.30        10.37 - 12.38
                                    2011       5.99          0.50 - 2.30          2.09 - 3.94

  MIST Met/Artisan                  2015       0.74                 1.35               (4.78)
     International
     Investment Division
     (Commenced 11/19/2014 and
     began transactions in 2015)

  MIST Met/Eaton Vance              2015       3.48          1.10 - 2.05      (2.85) - (1.92)
     Floating Rate                  2014       3.50          1.15 - 2.05      (1.31) - (0.42)
     Investment Division            2013       3.11          1.15 - 2.05          1.73 - 2.65
                                    2012       3.27          1.15 - 2.05          5.14 - 6.10
                                    2011       2.13          1.15 - 2.05        (0.06) - 0.84

  MIST Met/Franklin Low             2015       3.05          0.50 - 2.00      (2.59) - (0.89)
     Duration Total Return          2014       2.12          0.50 - 2.05        (0.99) - 0.55
     Investment Division            2013       0.94          0.50 - 2.05        (0.89) - 0.66
     (Commenced 5/2/2011)           2012       1.69          0.50 - 2.05          2.27 - 3.87
                                    2011         --          0.95 - 2.05      (2.63) - (1.92)

  MIST Met/Templeton                2015       8.18          0.95 - 2.00        (6.06) - 0.75
     International Bond             2014       4.57          1.15 - 2.00      (2.25) - (0.02)
     Investment Division            2013       1.97          1.15 - 2.00      (0.96) - (0.12)
                                    2012       9.92          1.15 - 2.00        12.01 - 12.97
                                    2011       6.74          1.15 - 2.00      (2.30) - (1.47)

  MIST MetLife Asset                2015       1.40          0.50 - 2.05      (4.00) - (2.50)
     Allocation 100                 2014       0.81          0.50 - 2.05          2.96 - 4.56
     Investment Division            2013       0.59          0.50 - 2.30        16.29 - 28.86
     (Commenced 5/2/2011)           2012       0.69          0.50 - 2.30        14.07 - 16.16
                                    2011         --          0.50 - 2.30    (14.87) - (13.84)

  MIST MetLife Balanced Plus        2015       2.09          1.10 - 2.15      (6.13) - (5.14)
     Investment Division            2014       1.73          1.15 - 2.15          7.32 - 8.39
     (Commenced 5/2/2011)           2013       1.12          1.15 - 2.15        11.93 - 13.05
                                    2012         --          1.15 - 2.30         4.01 - 11.81
                                    2011       0.29          1.15 - 2.00      (6.52) - (6.00)

  MIST MetLife Multi-Index          2015       1.20          1.10 - 2.10      (3.26) - (2.29)
     Targeted Risk                  2014         --          1.15 - 2.10          6.99 - 8.01
     Investment Division            2013       0.56          1.15 - 2.10        10.60 - 11.65
     (Commenced 11/12/2012)         2012         --          1.15 - 1.80          2.59 - 2.68

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                      AS OF DECEMBER 31
                                       ---------------------------------------------
                                                        UNIT VALUE
                                                         LOWEST TO          NET
                                           UNITS        HIGHEST ($)     ASSETS ($)
                                       ------------  ---------------  --------------
  MIST MetLife Small Cap         2015       655,473    22.19 - 25.61      15,330,460
     Value Investment Division   2014       671,658    23.82 - 27.21      16,801,002
                                 2013       677,162    23.78 - 26.89      16,848,467
                                 2012       650,739    18.24 - 20.40      12,367,720
                                 2011       611,373    15.70 - 17.38       9,963,715

  MIST MFS Emerging Markets      2015     5,630,392      7.99 - 9.06      49,518,855
     Equity Investment Division  2014     5,102,751     1.09 - 10.43      52,734,725
                                 2013     4,752,160    10.37 - 11.29      53,202,058
                                 2012     4,236,736    11.16 - 12.02      50,543,249
                                 2011     4,108,037     9.61 - 10.22      41,739,144

  MIST MFS Research              2015    14,035,549     1.57 - 17.69     201,136,412
     International               2014    15,153,081     1.62 - 18.13     221,624,094
     Investment Division         2013    16,065,546     1.76 - 19.62     252,471,398
                                 2012    17,677,847     1.50 - 16.57     232,797,238
                                 2011    19,673,406     1.30 - 14.30     219,299,244

  MIST Morgan Stanley Mid Cap    2015    15,711,674     1.91 - 22.41     318,386,768
     Growth Investment Division  2014    17,054,063     2.04 - 23.71     367,615,842
                                 2013    18,525,106     2.04 - 23.59     399,201,501
                                 2012    20,975,481     1.49 - 17.06     328,177,563
                                 2011    23,184,585     1.38 - 15.69     331,439,430

  MIST Oppenheimer Global        2015    15,876,834     1.08 - 29.85     268,477,388
     Equity Investment Division  2014    14,055,032     1.17 - 28.93     271,471,540
                                 2013    13,534,026     1.16 - 28.50     284,310,727
                                 2012    10,404,769    16.31 - 22.58     219,397,966
                                 2011    11,458,967    13.63 - 18.76     201,576,453

  MIST PanAgora Global           2015    27,943,566      0.96 - 0.97      27,029,557
     Diversified Risk            2014     6,388,541      1.03 - 1.04       6,621,678
     Investment Division
     (Commenced 4/28/2014)

  MIST PIMCO Inflation           2015    31,458,298    12.65 - 16.00     451,404,388
     Protected Bond              2014    34,187,129     0.99 - 16.59     512,607,268
     Investment Division         2013    37,956,426    13.20 - 16.18     559,896,326
                                 2012    42,379,551    14.89 - 17.89     697,291,188
                                 2011    39,768,473    13.97 - 16.47     607,250,028

  MIST PIMCO Total Return        2015    56,338,885     1.77 - 20.12     994,182,970
     Investment Division         2014    61,356,539     1.80 - 20.22   1,090,762,284
                                 2013    67,960,498     1.75 - 19.51   1,166,300,320
                                 2012    69,856,684     1.81 - 19.99   1,226,100,483
                                 2011    69,538,746     1.68 - 18.38   1,123,078,623

  MIST Pioneer Fund              2015           250            27.29           6,820
     Investment Division
     (Commenced 12/13/2013 and
     began transactions in 2015)

                                                 FOR THE YEAR ENDED DECEMBER 31
                                       --------------------------------------------------
                                       INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                          INCOME          LOWEST TO          LOWEST TO
                                         RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                       -------------  ----------------  -----------------
  MIST MetLife Small Cap         2015       0.09         0.50 - 1.55      (6.86) - (5.88)
     Value Investment Division   2014       0.04         0.50 - 1.55          0.15 - 1.21
                                 2013       0.94         0.50 - 1.55        30.41 - 31.79
                                 2012         --         0.50 - 1.55        16.16 - 17.40
                                 2011       1.05         0.50 - 1.55     (10.38) - (9.44)

  MIST MFS Emerging Markets      2015       1.79         0.95 - 2.25     (15.73) - (2.68)
     Equity Investment Division  2014       0.84         0.90 - 2.25      (8.60) - (7.07)
                                 2013       1.05         1.15 - 2.25      (7.10) - (6.07)
                                 2012       0.74         1.15 - 2.25        16.24 - 17.53
                                 2011       1.34         1.15 - 2.25    (20.51) - (19.64)

  MIST MFS Research              2015       2.78         0.50 - 2.15      (3.85) - (2.26)
     International               2014       2.29         0.50 - 2.15      (8.84) - (7.41)
     Investment Division         2013       2.62         0.50 - 2.30        16.55 - 18.66
                                 2012       1.98         0.50 - 2.30        14.04 - 16.12
                                 2011       1.96         0.50 - 2.30    (12.74) - (11.15)

  MIST Morgan Stanley Mid Cap    2015         --         0.50 - 2.30      (7.18) - (5.50)
     Growth Investment Division  2014       0.04         0.50 - 2.30        (1.37) - 0.51
                                 2013       0.76         0.50 - 2.30        35.86 - 38.33
                                 2012         --         0.50 - 2.30          6.78 - 8.73
                                 2011       0.71         0.50 - 2.30      (9.03) - (7.26)

  MIST Oppenheimer Global        2015       1.04         0.50 - 2.15        (1.43) - 3.50
     Equity Investment Division  2014       0.91         0.50 - 2.30        (0.28) - 1.75
                                 2013       1.77         0.50 - 2.30        15.42 - 26.60
                                 2012       1.53         0.65 - 2.30        18.41 - 20.73
                                 2011       1.88         0.65 - 2.30     (10.48) - (8.82)

  MIST PanAgora Global           2015       0.59         1.15 - 2.00      (7.35) - (6.56)
     Diversified Risk            2014       0.51         1.15 - 2.00          3.16 - 3.75
     Investment Division
     (Commenced 4/28/2014)

  MIST PIMCO Inflation           2015       4.92         0.50 - 2.25      (5.27) - (1.92)
     Protected Bond              2014       1.55         0.50 - 2.30        (1.54) - 2.51
     Investment Division         2013       2.20         0.50 - 2.30     (11.34) - (9.57)
                                 2012       3.01         0.50 - 2.30          6.64 - 8.62
                                 2011       1.61         0.50 - 2.30         8.62 - 10.77

  MIST PIMCO Total Return        2015       5.31         0.50 - 2.25      (2.22) - (0.36)
     Investment Division         2014       2.35         0.50 - 2.30          0.46 - 3.82
                                 2013       4.24         0.50 - 2.30      (4.15) - (2.36)
                                 2012       3.16         0.50 - 2.30          6.77 - 8.85
                                 2011       2.72         0.50 - 2.30          0.83 - 2.76

  MIST Pioneer Fund              2015       1.31                1.35               (1.59)
     Investment Division
     (Commenced 12/13/2013 and
     began transactions in 2015)

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                            AS OF DECEMBER 31
                                             ---------------------------------------------
                                                              UNIT VALUE
                                                               LOWEST TO          NET
                                                 UNITS        HIGHEST ($)     ASSETS ($)
                                             ------------  ---------------  --------------
  MIST Pioneer Strategic               2015     2,635,375    24.37 - 29.59      75,506,623
     Income Investment Division        2014     2,593,278    25.25 - 30.38      76,351,267
                                       2013     2,428,961    24.67 - 29.42      69,401,877
                                       2012     2,454,674    24.83 - 29.35      70,080,765
                                       2011     2,135,286    22.75 - 26.64      55,464,787

  MIST Pyramis Government              2015    46,949,292    10.52 - 10.97     511,078,026
     Income Investment Division        2014    48,686,003    10.63 - 11.02     534,446,057
     (Commenced 5/2/2011)              2013    52,430,597    10.09 - 10.37     541,918,855
                                       2012    54,809,703    10.80 - 10.99     600,925,084
                                       2011    18,617,176    10.71 - 10.77     200,414,660

  MIST Pyramis Managed Risk            2015    27,478,865    11.04 - 11.31     309,530,805
     Investment Division               2014    11,024,305     1.16 - 11.57     127,322,331
     (Commenced 4/29/2013)             2013     5,324,485    10.71 - 10.77      57,316,477

  MIST Schroders Global                2015   411,432,972     1.17 - 12.20     498,402,470
     Multi-Asset Investment Division   2014   344,932,808      1.21 - 1.24     426,762,086
     (Commenced 4/30/2012)             2013   307,834,445      1.15 - 1.16     357,921,883
                                       2012   121,622,449      1.06 - 1.07     130,034,225

  MIST SSGA Growth and Income          2015    59,547,628    13.54 - 15.96     880,260,118
     ETF Investment Division           2014    62,846,863    14.11 - 16.36     959,208,935
                                       2013    67,092,231    13.39 - 15.54     979,735,898
                                       2012    70,205,649    12.14 - 13.83     919,015,955
                                       2011    69,044,794    11.01 - 12.32     811,024,282

  MIST SSGA Growth ETF                 2015    10,147,586    13.51 - 15.76     148,082,202
     Investment Division               2014    10,488,338    13.72 - 16.21     158,546,674
                                       2013    10,380,683    13.32 - 15.46     150,739,383
                                       2012     9,321,683    11.55 - 13.16     116,064,976
                                       2011     8,738,265    10.27 - 11.50      95,770,056

  MIST T. Rowe Price Large Cap         2015         1,871    69.65 - 79.35         137,796
     Value Investment Division
     (Commenced 12/13/2013 and
     began transactions in 2015)

  MIST T. Rowe Price Mid Cap           2015    25,470,150     1.81 - 31.36     456,943,184
     Growth Investment Division        2014    25,170,863     1.72 - 29.62     425,918,797
                                       2013    25,949,981     1.54 - 26.45     393,848,239
                                       2012    26,770,501     1.15 - 19.50     300,330,183
                                       2011    28,074,170     1.02 - 17.28     276,466,812

  MIST TCW Core Fixed Income           2015         2,096             9.86          20,663
     Investment Division
     (Commenced 5/1/2015)

  MIST WMC Large Cap Research          2015    14,186,611   10.89 - 143.62     710,595,064
     Investment Division               2014    15,618,558   10.57 - 138.13     761,053,589
                                       2013    16,944,933    9.43 - 122.31     739,787,013
                                       2012    18,667,832     7.12 - 91.54     616,700,346
                                       2011    20,393,863     6.37 - 81.12     607,789,646

                                                      FOR THE YEAR ENDED DECEMBER 31
                                             -------------------------------------------------
                                             INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                                INCOME          LOWEST TO         LOWEST TO
                                               RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                             -------------  ----------------  ----------------
  MIST Pioneer Strategic               2015       5.06         1.10 - 2.05     (3.46) - (2.58)
     Income Investment Division        2014       4.77         1.15 - 2.05       (0.93) - 3.25
                                       2013       5.02         1.15 - 2.05       (0.65) - 0.25
                                       2012       4.73         1.15 - 2.05        9.18 - 10.17
                                       2011       4.31         1.15 - 2.05         1.36 - 2.28

  MIST Pyramis Government              2015       2.33         1.10 - 2.00     (1.56) - (0.67)
     Income Investment Division        2014       2.60         1.15 - 2.15         5.27 - 6.33
     (Commenced 5/2/2011)              2013       1.51         1.15 - 2.15     (6.55) - (5.61)
                                       2012       0.01         1.15 - 2.15         0.94 - 1.96
                                       2011       0.95         1.15 - 2.00         7.14 - 7.75

  MIST Pyramis Managed Risk            2015       0.68         1.10 - 2.00     (3.21) - (2.33)
     Investment Division               2014         --         0.90 - 2.00         6.49 - 7.67
     (Commenced 4/29/2013)             2013       1.64         1.15 - 2.00         4.83 - 5.43

  MIST Schroders Global                2015       1.00         1.10 - 2.15     (2.99) - (1.96)
     Multi-Asset Investment Division   2014       1.29         1.15 - 2.15         5.45 - 6.51
     (Commenced 4/30/2012)             2013       0.01         1.15 - 2.15         7.77 - 8.85
                                       2012       1.65         1.15 - 2.30         5.04 - 5.86

  MIST SSGA Growth and Income          2015       2.30         0.50 - 2.10     (4.00) - (2.45)
     ETF Investment Division           2014       2.23         0.50 - 2.10         0.03 - 5.28
                                       2013       2.50         0.50 - 2.30       10.36 - 12.37
                                       2012       2.35         0.50 - 2.30       10.27 - 12.28
                                       2011       1.66         0.50 - 2.30       (1.23) - 0.56

  MIST SSGA Growth ETF                 2015       1.99         0.50 - 2.00     (4.25) - (2.80)
     Investment Division               2014       1.90         0.50 - 2.30         2.98 - 4.85
                                       2013       2.03         0.50 - 2.30       15.39 - 17.48
                                       2012       1.93         0.50 - 2.30       12.40 - 14.46
                                       2011       1.59         0.50 - 2.30     (4.36) - (2.62)

  MIST T. Rowe Price Large Cap         2015       0.63         1.10 - 1.60     (5.12) - (4.64)
     Value Investment Division
     (Commenced 12/13/2013 and
     began transactions in 2015)

  MIST T. Rowe Price Mid Cap           2015         --         0.50 - 2.25         4.30 - 6.14
     Growth Investment Division        2014         --         0.50 - 2.25       10.27 - 12.21
                                       2013       0.24         0.50 - 2.30       33.47 - 35.90
                                       2012         --         0.50 - 2.30       11.08 - 13.11
                                       2011         --         0.50 - 2.30     (3.88) - (2.14)

  MIST TCW Core Fixed Income           2015         --                1.35              (1.39)
     Investment Division
     (Commenced 5/1/2015)

  MIST WMC Large Cap Research          2015       0.91         0.50 - 2.50         2.09 - 3.97
     Investment Division               2014       0.90         0.50 - 2.50       10.89 - 13.02
                                       2013       1.40         0.42 - 2.22       31.42 - 33.61
                                       2012       1.18         0.42 - 2.22      (0.33) - 12.84
                                       2011       1.10       (0.08) - 2.30       (2.02) - 0.54

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                      AS OF DECEMBER 31
                                        ---------------------------------------------
                                                        UNIT VALUE
                                                         LOWEST TO           NET
                                            UNITS       HIGHEST ($)      ASSETS ($)
                                        ------------  ---------------  --------------
  Variable B Investment Division  2015        50,418   74.97 - 255.84      12,212,076
                                  2014        59,002   71.63 - 246.86      13,870,298
                                  2013        67,239   62.90 - 218.97      13,976,724
                                  2012        79,487   46.73 - 164.31      12,413,480
                                  2011        86,527   39.85 - 145.99      12,494,159

  Variable C Investment Division  2015         4,268  255.84 - 343.28       1,368,738
                                  2014         4,414  246.86 - 327.95       1,356,840
                                  2013         4,601  218.97 - 288.01       1,246,820
                                  2012         6,144  164.31 - 213.98       1,223,254
                                  2011         6,155  145.99 - 188.23       1,080,417

  MSF Baillie Gifford             2015     9,402,801     1.41 - 16.94     126,876,615
     International Stock          2014    10,404,687     1.46 - 17.45     143,934,419
     Investment Division          2013    11,503,447     1.53 - 18.18     162,561,055
                                  2012    12,744,728     1.34 - 15.88     157,488,412
                                  2011    14,325,010     1.14 - 13.42     149,064,918

  MSF Barclays Aggregate Bond     2015    68,245,879     1.67 - 19.32   1,156,862,410
     Index Investment Division    2014    70,177,534     1.69 - 19.40   1,201,918,831
                                  2013    71,440,893     1.63 - 18.49   1,173,488,783
                                  2012    67,675,314     1.69 - 19.06   1,150,681,701
                                  2011    67,360,242     1.65 - 18.49   1,115,074,009

  MSF BlackRock Bond Income       2015    10,737,933     6.57 - 79.81     478,889,253
     Investment Division          2014    11,340,124     6.62 - 79.94     498,013,818
                                  2013    11,954,730     6.26 - 75.22     478,446,482
                                  2012    12,916,416     6.40 - 76.37     513,127,216
                                  2011    13,863,749     6.03 - 71.54     503,747,574

  MSF BlackRock Capital           2015     6,648,572     5.01 - 57.13     180,849,248
     Appreciation                 2014     7,221,426     4.78 - 54.16     184,744,024
     Investment Division          2013     8,057,400     4.45 - 50.10     189,056,520
                                  2012     9,513,547     3.36 - 37.60     164,222,677
                                  2011    10,497,393     2.98 - 33.13     154,395,881

  MSF BlackRock Large Cap         2015    14,658,312     1.04 - 18.36     241,297,390
     Value Investment Division    2014    15,621,162     1.79 - 19.66     277,145,192
                                  2013    16,552,949     1.65 - 18.02     270,163,032
                                  2012    17,523,603     1.27 - 13.74     220,191,829
                                  2011    18,527,061     0.81 - 12.12     206,549,406

  MSF BlackRock Money Market      2015     5,220,428     2.35 - 25.01      65,638,458
     Investment Division          2014     5,502,759     2.39 - 24.09      70,377,934
                                  2013     6,205,342     2.42 - 23.99      83,385,113
                                  2012     6,582,029     2.45 - 24.28      88,984,812
                                  2011     7,581,515     2.48 - 24.59      87,677,129

  MSF Frontier Mid Cap Growth     2015     8,386,483    20.77 - 84.44     481,166,004
     Investment Division          2014     9,158,445    20.50 - 82.85     516,959,626
                                  2013    10,027,102    18.72 - 75.25     515,676,513
                                  2012    11,188,890    14.31 - 57.22     439,241,102
                                  2011    12,356,496    13.09 - 52.05     441,856,480

                                                  FOR THE YEAR ENDED DECEMBER 31
                                        --------------------------------------------------
                                        INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                           INCOME          LOWEST TO          LOWEST TO
                                          RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                        -------------  ----------------  -----------------
  Variable B Investment Division  2015       0.94       (0.08) - 0.92          3.64 - 4.67
                                  2014       0.94       (0.08) - 0.92        12.74 - 13.87
                                  2013       1.47       (0.08) - 0.92        33.26 - 34.60
                                  2012       1.22       (0.08) - 0.92        12.55 - 17.29
                                  2011       1.12       (0.08) - 1.00      (0.46) - (0.21)

  Variable C Investment Division  2015       0.94       (0.08) - 0.92          3.64 - 4.67
                                  2014       0.94       (0.08) - 0.92        12.74 - 13.87
                                  2013       1.45       (0.08) - 0.92        33.26 - 34.60
                                  2012       1.19       (0.08) - 0.92        12.55 - 13.68
                                  2011       1.10       (0.08) - 1.00        (0.46) - 0.54

  MSF Baillie Gifford             2015       1.59         0.95 - 2.15      (4.23) - (2.89)
     International Stock          2014       1.35         0.95 - 2.30      (5.54) - (3.99)
     Investment Division          2013       1.55         0.95 - 2.30        12.52 - 14.46
                                  2012       1.27         0.65 - 2.30        16.64 - 18.74
                                  2011       1.71         0.65 - 2.30    (21.95) - (20.39)

  MSF Barclays Aggregate Bond     2015       2.76         0.50 - 2.25      (2.14) - (0.39)
     Index Investment Division    2014       2.82         0.50 - 2.30          0.57 - 5.12
                                  2013       3.36         0.50 - 2.30      (4.75) - (2.96)
                                  2012       3.58         0.50 - 2.30          1.26 - 3.23
                                  2011       3.44         0.50 - 2.30          4.85 - 6.82

  MSF BlackRock Bond Income       2015       3.72         0.50 - 2.25      (1.89) - (0.06)
     Investment Division          2014       3.31         0.50 - 2.30          4.38 - 6.39
                                  2013       3.87         0.50 - 2.30      (3.26) - (1.41)
                                  2012       2.59         0.50 - 2.30          4.83 - 6.85
                                  2011       3.88         0.50 - 2.30          3.89 - 5.88

  MSF BlackRock Capital           2015         --         0.50 - 2.25          0.67 - 5.59
     Appreciation                 2014       0.01         0.50 - 2.30          6.17 - 8.19
     Investment Division          2013       0.64         0.50 - 2.30        30.86 - 33.35
                                  2012       0.10         0.50 - 2.30        11.47 - 13.63
                                  2011       0.03         0.50 - 2.30     (11.22) - (9.54)

  MSF BlackRock Large Cap         2015       1.58         0.50 - 2.25     (10.46) - (6.65)
     Value Investment Division    2014       1.07         0.25 - 2.25          7.26 - 9.15
                                  2013       1.18         0.50 - 2.30        28.75 - 31.09
                                  2012       1.42         0.50 - 2.30        11.37 - 13.40
                                  2011       0.92         0.50 - 2.30        (1.37) - 2.11

  MSF BlackRock Money Market      2015         --         0.95 - 2.25      (2.23) - (0.27)
     Investment Division          2014         --         0.95 - 2.25      (2.23) - (0.13)
                                  2013         --         0.95 - 2.25      (2.23) - (0.94)
                                  2012         --         0.95 - 2.30      (2.29) - (0.94)
                                  2011         --         0.95 - 2.30      (2.26) - (0.94)

  MSF Frontier Mid Cap Growth     2015         --         0.95 - 2.25          0.32 - 1.91
     Investment Division          2014         --         0.95 - 2.30         8.35 - 10.17
                                  2013       1.24         0.95 - 2.30        29.42 - 31.52
                                  2012         --         0.95 - 2.30          8.16 - 9.93
                                  2011       0.27         0.95 - 2.30      (5.44) - (3.91)

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                       AS OF DECEMBER 31
                                        ----------------------------------------------
                                                         UNIT VALUE
                                                          LOWEST TO           NET
                                            UNITS        HIGHEST ($)      ASSETS ($)
                                        ------------  ----------------  --------------
  MSF Jennison Growth             2015    17,957,908      0.95 - 24.47     184,782,553
     Investment Division          2014    18,673,248      0.87 - 22.30     174,229,733
                                  2013    20,447,446      0.81 - 20.64     177,299,348
                                  2012    24,173,265      0.60 - 15.21     154,053,950
                                  2011    15,846,735      0.52 - 13.26      82,954,033

  MSF Loomis Sayles Small Cap     2015     4,874,168      5.81 - 66.44     170,029,570
     Core Investment Division     2014     5,539,839      5.97 - 67.95     192,412,320
                                  2013     6,113,748      5.84 - 65.98     203,229,729
                                  2012     6,753,486      4.19 - 47.14     157,335,875
                                  2011     7,753,152      3.71 - 41.46     152,652,688

  MSF Loomis Sayles Small Cap     2015     3,053,307      1.74 - 21.43      51,758,280
     Growth Investment Division   2014     3,266,827      1.74 - 21.26      54,772,060
                                  2013     3,797,741      1.75 - 21.20      64,392,848
                                  2012     3,652,206      1.19 - 14.40      41,493,878
                                  2011     4,424,648      1.09 - 13.07      46,369,339

  MSF Met/Artisan Mid Cap         2015     5,928,571      4.50 - 51.10     200,994,480
     Value Investment Division    2014     6,662,445      5.03 - 56.86     249,301,841
                                  2013     7,335,193      5.00 - 56.20     268,786,607
                                  2012     8,082,313      3.71 - 41.38     212,602,997
                                  2011     9,138,238      3.36 - 37.27     212,168,332

  MSF Met/Dimensional             2015       383,113     19.08 - 20.42       7,726,121
     International Small Company  2014       366,933     18.41 - 19.47       7,087,460
     Investment Division          2013       280,753     20.14 - 21.10       5,887,254
                                  2012       283,529     16.15 - 16.73       4,719,389
                                  2011       284,129     13.97 - 14.35       4,062,760

  MSF MetLife Asset               2015    33,195,826     12.79 - 15.42     471,604,392
     Allocation 20                2014    36,038,394      1.50 - 15.59     521,380,178
     Investment Division          2013    39,245,169     12.88 - 15.00     550,180,374
                                  2012    43,441,164     12.59 - 14.45     591,422,970
                                  2011    40,920,905     11.80 - 13.30     516,749,285

  MSF MetLife Asset               2015    85,328,132     13.43 - 16.19   1,274,255,459
     Allocation 40                2014    93,519,497      1.58 - 16.45   1,428,984,290
     Investment Division          2013   100,157,296     13.47 - 15.75   1,476,093,805
                                  2012   105,124,056     12.43 - 14.27   1,413,830,336
                                  2011   105,687,728     11.41 - 12.87   1,291,252,079

  MSF MetLife Asset               2015   257,093,725     14.06 - 16.77   3,978,556,726
     Allocation 60                2014   275,213,574     14.34 - 17.07   4,365,939,925
     Investment Division          2013   291,429,454     13.97 - 16.33   4,454,029,359
                                  2012   298,818,839     12.11 - 13.91   3,918,217,622
                                  2011   307,124,843     10.95 - 12.34   3,601,073,971

  MSF MetLife Asset               2015   116,127,054      1.59 - 17.09   1,834,003,576
     Allocation 80                2014   124,402,568      1.64 - 17.47   2,021,856,411
     Investment Division          2013   125,138,998     14.27 - 16.68   1,955,179,905
                                  2012   129,396,377     11.75 - 13.49   1,645,757,850
                                  2011   136,308,678     10.42 - 11.75   1,520,709,941

                                                  FOR THE YEAR ENDED DECEMBER 31
                                        --------------------------------------------------
                                        INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                           INCOME          LOWEST TO          LOWEST TO
                                          RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                        -------------  ----------------  -----------------
  MSF Jennison Growth             2015      0.06         0.50 - 2.25           8.08 - 9.99
     Investment Division          2014      0.07         0.50 - 2.25           6.32 - 8.20
                                  2013      0.25         0.50 - 2.30         33.62 - 36.05
                                  2012      0.05         0.50 - 2.30        (4.18) - 14.69
                                  2011      0.11         0.95 - 2.30       (2.06) - (0.42)

  MSF Loomis Sayles Small Cap     2015      0.05         0.50 - 2.25       (3.93) - (2.23)
     Core Investment Division     2014      0.01         0.50 - 2.30           1.15 - 2.99
                                  2013      0.30         0.50 - 2.30         37.49 - 39.98
                                  2012        --         0.50 - 2.30         11.66 - 13.70
                                  2011      0.04         0.50 - 2.30       (1.94) - (0.16)

  MSF Loomis Sayles Small Cap     2015        --         0.50 - 2.10         (0.56) - 0.92
     Growth Investment Division   2014        --         0.50 - 2.10         (1.11) - 0.43
                                  2013        --         0.50 - 2.15         45.23 - 47.64
                                  2012        --         0.50 - 2.30          8.36 - 10.34
                                  2011        --         0.50 - 2.30           0.41 - 2.23

  MSF Met/Artisan Mid Cap         2015      1.04         0.50 - 2.25     (11.68) - (10.12)
     Value Investment Division    2014      0.62         0.50 - 2.30         (0.64) - 1.17
                                  2013      0.86         0.50 - 2.30         33.41 - 35.83
                                  2012      0.89         0.50 - 2.30          9.03 - 11.02
                                  2011      0.87         0.50 - 2.30           4.08 - 5.96

  MSF Met/Dimensional             2015      1.71         1.10 - 2.05           3.61 - 4.60
     International Small Company  2014      1.89         1.15 - 2.05       (8.59) - (7.76)
     Investment Division          2013      1.74         1.15 - 2.05         25.01 - 26.14
                                  2012      2.17         1.15 - 2.00         15.56 - 16.55
                                  2011      1.91         1.15 - 2.00     (17.91) - (17.21)

  MSF MetLife Asset               2015      2.10         0.50 - 2.25       (2.80) - (1.08)
     Allocation 20                2014      3.87         0.50 - 2.25           2.15 - 3.95
     Investment Division          2013      2.89         0.50 - 2.25           1.97 - 3.77
                                  2012      3.12         0.50 - 2.30           6.68 - 8.63
                                  2011      2.29         0.50 - 2.30           0.91 - 2.74

  MSF MetLife Asset               2015      0.29         0.50 - 2.25       (3.27) - (1.57)
     Allocation 40                2014      2.88         0.50 - 2.30           2.54 - 4.40
     Investment Division          2013      2.52         0.50 - 2.30          8.40 - 10.37
                                  2012      2.89         0.50 - 2.30          8.91 - 10.90
                                  2011      2.04         0.50 - 2.30         (1.24) - 0.55

  MSF MetLife Asset               2015      0.54         0.50 - 2.15       (3.37) - (0.74)
     Allocation 60                2014      2.07         0.50 - 2.30           2.66 - 4.53
     Investment Division          2013      1.94         0.50 - 2.30         15.30 - 17.40
                                  2012      2.31         0.50 - 2.30         10.65 - 12.67
                                  2011      1.50         0.50 - 2.30       (3.61) - (1.86)

  MSF MetLife Asset               2015      0.35         0.50 - 2.30       (3.93) - (0.91)
     Allocation 80                2014      1.60         0.50 - 2.30         (0.03) - 4.70
     Investment Division          2013      1.46         0.50 - 2.30         21.49 - 23.69
                                  2012      1.92         0.50 - 2.30         12.75 - 14.81
                                  2011      1.42         0.50 - 2.30       (5.96) - (4.25)

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                      AS OF DECEMBER 31
                                        ---------------------------------------------
                                                         UNIT VALUE
                                                          LOWEST TO          NET
                                            UNITS        HIGHEST ($)     ASSETS ($)
                                        ------------  ---------------  --------------
  MSF MetLife Mid Cap Stock       2015    19,052,817     2.65 - 30.25     508,407,680
     Index Investment Division    2014    19,927,953     2.76 - 31.22     550,797,141
                                  2013    20,854,130     2.56 - 28.72     532,114,735
                                  2012    21,893,382     1.95 - 21.73     424,114,372
                                  2011    23,078,700     1.69 - 19.40     384,380,587

  MSF MetLife Stock Index         2015    45,195,410     6.42 - 79.90   2,922,726,168
     Investment Division          2014    48,564,594     6.45 - 79.57   3,141,402,122
                                  2013    53,012,896     5.78 - 70.71   3,062,136,452
                                  2012    59,173,051     4.45 - 53.96   2,620,060,354
                                  2011    64,969,064     3.91 - 46.98   2,511,243,451

  MSF MFS Total Return            2015     4,556,651     6.64 - 78.13     143,114,163
     Investment Division          2014     5,012,826     6.74 - 78.84     157,659,622
                                  2013     5,458,053     6.29 - 73.12     155,581,004
                                  2012     5,978,496     5.35 - 61.91     138,805,577
                                  2011     6,944,475     4.86 - 55.90     135,335,283

  MSF MFS Value                   2015    24,529,013     1.27 - 24.92     475,285,633
     Investment Division          2014    26,823,537     1.29 - 25.08     526,090,577
                                  2013    29,015,560     1.18 - 22.95     519,644,727
                                  2012    21,031,945     1.38 - 17.15     293,940,083
                                  2011    22,395,513     1.20 - 14.91     271,032,881

  MSF MSCI EAFE Index             2015    34,877,903     1.40 - 18.91     494,277,850
     Investment Division          2014    35,284,954     1.43 - 19.14     511,371,706
                                  2013    34,230,690     1.55 - 20.56     534,853,073
                                  2012    36,718,700     1.29 - 17.03     476,584,802
                                  2011    38,516,192     1.11 - 14.53     428,461,169

  MSF Neuberger Berman            2015    12,205,331     1.24 - 28.04     289,271,341
     Genesis Investment Division  2014    13,823,646     1.25 - 28.08     326,918,853
                                  2013    15,386,093     1.26 - 28.30     368,249,828
                                  2012    14,721,611     1.90 - 20.58     254,522,484
                                  2011    16,685,101     1.75 - 18.85     263,644,663

  MSF Russell 2000 Index          2015    12,012,694     2.60 - 30.14     318,122,044
     Investment Division          2014    12,545,618     2.76 - 31.71     349,277,094
                                  2013    13,027,524     2.67 - 30.42     347,868,995
                                  2012    14,020,186     1.96 - 22.12     272,948,994
                                  2011    14,971,453     1.71 - 19.16     253,478,593

  MSF T. Rowe Price Large Cap     2015    20,053,722     1.50 - 30.01     499,123,184
     Growth Investment Division   2014    19,215,859     9.68 - 27.29     443,081,491
                                  2013    19,750,468     9.02 - 25.21     427,299,444
                                  2012    11,787,393    14.15 - 18.25     196,268,660
                                  2011    12,337,838    12.20 - 15.46     174,880,384

  MSF T. Rowe Price Small Cap     2015    12,314,868     3.28 - 37.11     405,415,335
     Growth Investment Division   2014    12,136,731    26.17 - 36.40     394,821,897
                                  2013    12,811,027    24.85 - 34.30     395,500,809
                                  2012    13,154,613    17.45 - 23.91     284,907,213
                                  2011    14,031,031    15.25 - 20.73     265,121,409

                                                  FOR THE YEAR ENDED DECEMBER 31
                                        --------------------------------------------------
                                        INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                           INCOME          LOWEST TO          LOWEST TO
                                          RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                        -------------  ----------------  -----------------
  MSF MetLife Mid Cap Stock       2015      1.00          0.50 - 2.25      (4.79) - (2.52)
     Index Investment Division    2014      0.89          0.50 - 2.30          1.63 - 8.68
                                  2013      1.00          0.50 - 2.30        29.81 - 32.17
                                  2012      0.84          0.50 - 2.30        14.65 - 16.74
                                  2011      0.77          0.50 - 2.30      (4.41) - (2.53)

  MSF MetLife Stock Index         2015      1.65          0.50 - 2.25        (1.33) - 2.90
     Investment Division          2014      1.60          0.50 - 2.30         0.90 - 12.63
                                  2013      1.77          0.50 - 2.30        28.71 - 31.17
                                  2012      1.70          0.50 - 2.30         2.28 - 15.01
                                  2011      1.60          0.50 - 2.30        (0.67) - 1.18

  MSF MFS Total Return            2015      2.47          0.50 - 2.15      (2.52) - (0.90)
     Investment Division          2014      2.25          0.50 - 2.15          6.06 - 7.82
                                  2013      2.46          0.50 - 2.15        16.18 - 18.11
                                  2012      2.74          0.50 - 2.30         8.76 - 10.75
                                  2011      2.63          0.50 - 2.30        (0.16) - 1.65

  MSF MFS Value                   2015      2.54          0.50 - 2.15        (2.39) - 2.33
     Investment Division          2014      1.58          0.50 - 2.30         8.05 - 10.09
                                  2013      1.35          0.50 - 2.30        16.96 - 34.85
                                  2012      1.80          0.50 - 2.30         2.89 - 15.89
                                  2011      1.44          0.50 - 2.30        (1.65) - 0.14

  MSF MSCI EAFE Index             2015      3.03          0.50 - 2.30      (3.52) - (1.36)
     Investment Division          2014      2.39          0.50 - 2.30      (8.40) - (2.81)
                                  2013      2.93          0.50 - 2.30        18.76 - 20.91
                                  2012      2.90          0.50 - 2.30        15.33 - 17.56
                                  2011      2.30          0.50 - 2.30    (14.63) - (13.06)

  MSF Neuberger Berman            2015      0.29          0.50 - 2.15      (1.71) - (0.12)
     Genesis Investment Division  2014      0.30          0.50 - 2.30      (2.57) - (0.80)
                                  2013      0.62          0.50 - 2.30        25.79 - 37.50
                                  2012      0.27          0.50 - 2.30          7.25 - 9.20
                                  2011      0.67          0.50 - 2.30          3.11 - 4.98

  MSF Russell 2000 Index          2015      1.07          0.50 - 2.30      (6.66) - (3.68)
     Investment Division          2014      1.02          0.50 - 2.30          2.40 - 4.36
                                  2013      1.43          0.50 - 2.30        35.04 - 37.66
                                  2012      1.03          0.50 - 2.30        13.40 - 15.59
                                  2011      0.96          0.50 - 2.30      (6.46) - (4.71)

  MSF T. Rowe Price Large Cap     2015      0.04          0.50 - 2.25          1.40 - 9.96
     Growth Investment Division   2014      0.02          0.50 - 2.30        (0.01) - 8.28
                                  2013      0.12          0.50 - 2.30        26.92 - 38.08
                                  2012      0.06          0.50 - 2.30       (1.73) - 18.20
                                  2011      0.04          0.50 - 2.30      (3.57) - (1.75)

  MSF T. Rowe Price Small Cap     2015      0.07          0.50 - 2.25          0.18 - 1.95
     Growth Investment Division   2014      0.01          0.50 - 2.25          4.27 - 6.11
                                  2013      0.24          0.50 - 2.30        40.90 - 43.45
                                  2012        --          0.50 - 2.30        13.26 - 15.42
                                  2011        --          0.50 - 2.30        (0.86) - 1.11

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                         AS OF DECEMBER 31
                                          ---------------------------------------------
                                                           UNIT VALUE
                                                            LOWEST TO          NET
                                              UNITS        HIGHEST ($)     ASSETS ($)
                                          ------------  ---------------  --------------
  MSF Van Eck Global Natural        2015     3,453,656      8.65 - 9.26      31,642,400
     Resources Investment Division  2014     2,631,888    13.13 - 13.88      36,305,032
                                    2013     2,406,616    16.51 - 17.30      41,407,912
                                    2012     2,611,674    15.22 - 15.80      41,078,664
                                    2011     2,291,756    15.14 - 15.58      35,583,743

  MSF Western Asset                 2015     7,434,184     1.01 - 35.24     189,250,242
     Management Strategic Bond      2014     8,379,087     1.05 - 36.14     217,390,710
     Opportunities                  2013     9,226,838     3.07 - 34.50     230,763,494
     Investment Division            2012    10,345,790     3.08 - 34.39     254,116,128
                                    2011    11,333,345     2.80 - 31.05     248,899,097

  MSF Western Asset                 2015    10,199,735     1.91 - 21.68     179,151,852
     Management U.S. Government     2014    11,263,811     1.92 - 21.72     197,952,838
     Investment Division            2013    12,256,251     1.89 - 21.28     212,578,770
                                    2012    13,148,516     1.93 - 21.59     229,960,732
                                    2011    14,053,184     1.90 - 21.05     235,422,481

  MSF WMC Balanced                  2015    12,350,663     1.23 - 73.12     613,073,212
     Investment Division            2014    13,516,189     1.22 - 71.96     669,398,262
                                    2013    14,891,417    17.78 - 65.71     680,740,979
                                    2012    16,477,433    14.88 - 55.00     632,285,328
                                    2011    18,361,628    13.37 - 49.41     634,685,560

  MSF WMC Core Equity               2015    14,083,686     5.31 - 60.32     568,631,560
     Opportunities                  2014    15,922,638     5.25 - 59.35     633,127,551
     Investment Division            2013    18,314,242     4.81 - 54.05     659,765,479
                                    2012    20,783,231     3.65 - 40.74     562,306,956
                                    2011    23,022,534     3.28 - 36.35     549,949,416

  PIMCO VIT                         2015         6,911      6.34 - 6.37          43,875
     CommodityRealReturn            2014           171             8.69           1,489
     Strategy Investment Division
     (Commenced 11/19/2014)

  PIMCO VIT Emerging Markets        2015         7,377      9.16 - 9.21          67,775
     Bond Investment Division       2014           200             9.55           1,913
     (Commenced 11/19/2014)

  PIMCO VIT Unconstrained Bond      2015         6,574      9.61 - 9.66          63,382
     Investment Division
     (Commenced 11/19/2014 and
     began transactions in 2015)

  TAP 1919 Variable Socially        2015           501             4.21           2,112
     Responsive Balanced
     Investment Division
     (Commenced 12/13/2013 and
     began transactions in 2015)

  UIF Global Infrastructure         2015         5,480    10.20 - 11.03          58,000
     Investment Division            2014           315    12.49 - 12.95           4,007
     (Commenced 11/19/2014)

                                                    FOR THE YEAR ENDED DECEMBER 31
                                          --------------------------------------------------
                                          INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                             INCOME          LOWEST TO          LOWEST TO
                                            RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                          -------------  ----------------  -----------------
  MSF Van Eck Global Natural        2015       0.21         1.10 - 2.05    (34.12) - (33.49)
     Resources Investment Division  2014       0.27         1.15 - 2.05    (20.47) - (11.42)
                                    2013       0.64         1.15 - 2.05          8.51 - 9.49
                                    2012         --         1.15 - 2.05          0.49 - 1.40
                                    2011       1.07         1.15 - 2.05    (18.36) - (17.63)

  MSF Western Asset                 2015       4.96         0.50 - 2.15      (4.04) - (2.35)
     Management Strategic Bond      2014       5.26         0.50 - 2.15          3.10 - 4.79
     Opportunities                  2013       4.90         0.50 - 2.30        (1.47) - 0.44
     Investment Division            2012       3.49         0.50 - 2.30         8.75 - 10.77
                                    2011       5.01         0.50 - 2.30          3.43 - 5.45

  MSF Western Asset                 2015       2.10         0.50 - 2.25      (1.92) - (0.19)
     Management U.S. Government     2014       1.73         0.50 - 2.25          0.27 - 2.04
     Investment Division            2013       1.98         0.50 - 2.30      (3.16) - (1.40)
                                    2012       1.92         0.50 - 2.30          0.69 - 2.70
                                    2011       1.33         0.50 - 2.30          2.88 - 4.83

  MSF WMC Balanced                  2015       1.92         0.95 - 2.15          0.22 - 1.61
     Investment Division            2014       1.98         0.90 - 2.30          7.77 - 9.56
                                    2013       2.46         0.95 - 2.30        14.65 - 19.46
                                    2012       2.28         0.95 - 2.30         2.13 - 11.32
                                    2011       2.43         0.95 - 2.30          1.24 - 2.83

  MSF WMC Core Equity               2015       1.59         0.50 - 2.30        (0.18) - 4.02
     Opportunities                  2014       0.53         0.50 - 2.30          7.84 - 9.92
     Investment Division            2013       1.22         0.50 - 2.30        30.33 - 32.84
                                    2012       0.66         0.50 - 2.30        10.04 - 12.13
                                    2011       0.98         0.50 - 2.30      (6.44) - (4.65)

  PIMCO VIT                         2015       2.81         1.10 - 1.60    (27.09) - (26.72)
     CommodityRealReturn            2014       0.17                1.35              (13.36)
     Strategy Investment Division
     (Commenced 11/19/2014)

  PIMCO VIT Emerging Markets        2015       5.10         1.10 - 1.60      (4.08) - (3.60)
     Bond Investment Division       2014       0.13                1.35               (3.43)
     (Commenced 11/19/2014)

  PIMCO VIT Unconstrained Bond      2015       6.69         1.10 - 1.60      (3.52) - (3.04)
     Investment Division
     (Commenced 11/19/2014 and
     began transactions in 2015)

  TAP 1919 Variable Socially        2015       1.29                1.15               (2.84)
     Responsive Balanced
     Investment Division
     (Commenced 12/13/2013 and
     began transactions in 2015)

  UIF Global Infrastructure         2015       1.70         1.10 - 1.60    (15.25) - (14.83)
     Investment Division            2014         --         1.10 - 1.35          0.27 - 0.30
     (Commenced 11/19/2014)

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)



8.  FINANCIAL HIGHLIGHTS -- (CONCLUDED)


                                                      AS OF DECEMBER 31
                                       -----------------------------------------------
                                                         UNIT VALUE
                                                          LOWEST TO           NET
                                            UNITS        HIGHEST ($)      ASSETS ($)
                                        ------------  ----------------  --------------
  Van Eck VIP Long/Short Equity  2015          3,151       9.64 - 9.67          30,416
     Index Investment Division
     (Commenced 11/19/2014 and
     began transactions
     in 2015)

                                                FOR THE YEAR ENDED DECEMBER 31
                                       -------------------------------------------------
                                       INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                          INCOME          LOWEST TO         LOWEST TO
                                         RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                       -------------  ----------------  ----------------
  Van Eck VIP Long/Short Equity  2015      0.06           1.10 - 1.35    (4.43) - (4.20)
     Index Investment Division
     (Commenced 11/19/2014 and
     began transactions
     in 2015)

1 These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying fund, series, or portfolio, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund, series, or portfolio in which the Investment Division invests. The investment income ratio is calculated as a weighted average ratio since the Investment Division may invest in two or more share classes, within the underlying fund, series, or portfolio of the Trusts which may have unique investment income ratios.

2 These amounts represent annualized contract expenses of each of the applicable Investment Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund, series, or portfolio have been excluded.

3 These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, series, or portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Investment Division.

This page is intentionally left blank.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

Item 8. Financial Statements and Supplementary Data

        Index to Consolidated Financial Statements, Notes and Schedules

                                                                                                      Page
                                                                                                      ----
Report of Independent Registered Public Accounting Firm..............................................   2
Financial Statements at December 31, 2015 and 2014 and for the Years Ended December 31, 2015, 2014
  and 2013:
 Consolidated Balance Sheets.........................................................................   3
 Consolidated Statements of Operations...............................................................   4
 Consolidated Statements of Comprehensive Income (Loss)..............................................   5
 Consolidated Statements of Equity...................................................................   6
 Consolidated Statements of Cash Flows...............................................................   7
 Notes to the Consolidated Financial Statements......................................................   9
     Note 1 -- Business, Basis of Presentation and Summary of Significant Accounting Policies........   9
     Note 2 -- Segment Information...................................................................  30
     Note 3 -- Dispositions..........................................................................  36
     Note 4 -- Insurance.............................................................................  36
     Note 5 -- Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles...  44
     Note 6 -- Reinsurance...........................................................................  48
     Note 7 -- Closed Block..........................................................................  55
     Note 8 -- Investments...........................................................................  59
     Note 9 -- Derivatives...........................................................................  84
     Note 10 -- Fair Value...........................................................................  98
     Note 11 -- Goodwill............................................................................. 119
     Note 12 -- Long-term and Short-term Debt........................................................ 121
     Note 13 -- Equity............................................................................... 124
     Note 14 -- Other Expenses....................................................................... 131
     Note 15 -- Employee Benefit Plans............................................................... 132
     Note 16 -- Income Tax........................................................................... 142
     Note 17 -- Contingencies, Commitments and Guarantees............................................ 146
     Note 18 -- Quarterly Results of Operations (Unaudited).......................................... 156
     Note 19 -- Related Party Transactions........................................................... 157
     Note 20 -- Subsequent Events.................................................................... 157
Financial Statement Schedules at December 31, 2015 and 2014 and for the Years Ended December 31,
  2015, 2014 and 2013:
 Schedule I -- Consolidated Summary of Investments -- Other Than Investments in Related Parties...... 159
 Schedule III -- Consolidated Supplementary Insurance Information.................................... 160
 Schedule IV -- Consolidated Reinsurance............................................................. 162

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2015 and 2014, and the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2015. Our audits also included the financial statement schedules listed in the Index to Consolidated Financial Statements, Notes and Schedules. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2015 and 2014, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2015, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ DELOITTE & TOUCHE LLP
New York, New York
March 24, 2016

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Consolidated Balance Sheets
                          December 31, 2015 and 2014

                (In millions, except share and per share data)

                                                                 2015        2014
                                                              ----------- -----------
Assets
Investments:
 Fixed maturity securities available-for-sale, at estimated
   fair value (amortized cost: $168,361 and $173,604,
   respectively; includes $103 and $160, respectively,
   relating to variable interest entities)................... $   175,686 $   188,911
 Equity securities available-for-sale, at estimated fair
   value (cost: $1,985 and $1,926, respectively).............       1,949       2,065
 Trading and fair value option securities, at estimated
   fair value (includes $404 and $654, respectively, of
   actively traded securities; and $13 and $15,
   respectively, relating to variable interest entities).....         431         705
 Mortgage loans (net of valuation allowances of $257 and
   $258, respectively; includes $314 and $308,
   respectively, under the fair value option)................      53,722      49,059
 Policy loans................................................       8,134       8,491
 Real estate and real estate joint ventures (includes $0
   and $8, respectively, relating to variable interest
   entities; includes $42 and $78, respectively, of real
   estate held-for-sale).....................................       6,008       7,874
 Other limited partnership interests (includes $27 and $34,
   respectively, relating to variable interest entities).....       4,088       4,926
 Short-term investments, principally at estimated
    fair value...............................................       5,595       4,474
 Other invested assets (includes $43 and $56, respectively,
   relating to variable interest entities)...................      16,869      14,209
                                                              ----------- -----------
   Total investments.........................................     272,482     280,714
Cash and cash equivalents, principally at estimated fair
 value (includes $1 and $2, respectively, relating to
 variable interest entities).................................       4,651       1,993
Accrued investment income (includes $1 and $3,
 respectively, relating to variable interest entities).......       2,250       2,293
Premiums, reinsurance and other receivables (includes $2
 and $2, respectively, relating to variable interest
 entities)...................................................      23,722      23,439
Deferred policy acquisition costs and value of business
 acquired....................................................       6,043       5,975
Current income tax recoverable...............................          36          --
Other assets (includes $3 and $4, respectively, relating to
 variable interest entities).................................       4,397       4,469
Separate account assets......................................     135,939     139,335
                                                              ----------- -----------
    Total assets............................................. $   449,520 $   458,218
                                                              =========== ===========
Liabilities and Equity
Liabilities
Future policy benefits....................................... $   118,914 $   117,402
Policyholder account balances................................      94,420      95,902
Other policy-related balances................................       7,201       5,840
Policyholder dividends payable...............................         624         615
Policyholder dividend obligation.............................       1,783       3,155
Payables for collateral under securities loaned and other
 transactions................................................      21,937      24,167
Short-term debt..............................................         100         100
Long-term debt (includes $61 and $91, respectively, at
 estimated fair value, relating to variable interest
 entities)...................................................       1,715       2,027
Current income tax payable...................................          --          44
Deferred income tax liability................................       2,888       3,835
Other liabilities (includes $2 and $17, respectively,
 relating to variable interest entities).....................      32,755      33,447
Separate account liabilities.................................     135,939     139,335
                                                              ----------- -----------
    Total liabilities........................................     418,276     425,869
                                                              ----------- -----------
Contingencies, Commitments and Guarantees (Note 17)
Equity
Metropolitan Life Insurance Company stockholder's equity:
 Common stock, par value $0.01 per share; 1,000,000,000
   shares authorized; 494,466,664 shares issued and
   outstanding...............................................           5           5
 Additional paid-in capital..................................      14,444      14,448
 Retained earnings...........................................      13,738      12,470
 Accumulated other comprehensive income (loss)...............       2,685       5,034
                                                              ----------- -----------
   Total Metropolitan Life Insurance Company stockholder's
    equity...................................................      30,872      31,957
Noncontrolling interests.....................................         372         392
                                                              ----------- -----------
    Total equity.............................................      31,244      32,349
                                                              ----------- -----------
    Total liabilities and equity............................. $   449,520 $   458,218
                                                              =========== ===========

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2015, 2014 and 2013

                                 (In millions)

                                                                     2015        2014        2013
                                                                  ----------  ----------  ----------
Revenues
Premiums......................................................... $   21,934  $   21,384  $   20,475
Universal life and investment-type product policy fees...........      2,584       2,466       2,363
Net investment income............................................     11,577      11,893      11,785
Other revenues...................................................      1,536       1,808       1,699
Net investment gains (losses):
  Other-than-temporary impairments on fixed maturity
    securities....................................................       (49)        (16)        (81)
  Other-than-temporary impairments on fixed maturity securities
    transferred to other comprehensive income (loss)..............        (5)        (10)        (47)
 Other net investment gains (losses).............................        313         169         176
                                                                  ----------  ----------  ----------
   Total net investment gains (losses)...........................        259         143          48
 Net derivative gains (losses)...................................        881       1,037      (1,070)
                                                                  ----------  ----------  ----------
     Total revenues..............................................     38,771      38,731      35,300
                                                                  ----------  ----------  ----------
Expenses
Policyholder benefits and claims.................................     24,527      23,855      23,032
Interest credited to policyholder account balances...............      2,183       2,174       2,253
Policyholder dividends...........................................      1,264       1,240       1,205
Other expenses...................................................      6,258       6,071       5,988
                                                                  ----------  ----------  ----------
     Total expenses..............................................     34,232      33,340      32,478
                                                                  ----------  ----------  ----------
Income (loss) from continuing operations before provision for
  income tax.....................................................      4,539       5,391       2,822
Provision for income tax expense (benefit).......................      1,782       1,532         681
                                                                  ----------  ----------  ----------
Income (loss) from continuing operations, net of income tax......      2,757       3,859       2,141
Income (loss) from discontinued operations, net of income tax....         --          (3)          1
                                                                  ----------  ----------  ----------
Net income (loss)................................................      2,757       3,856       2,142
Less: Net income (loss) attributable to noncontrolling interests.         --          (5)         (7)
                                                                  ----------  ----------  ----------
Net income (loss) attributable to Metropolitan Life Insurance
  Company........................................................ $    2,757  $    3,861  $    2,149
                                                                  ==========  ==========  ==========

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2015, 2014 and 2013

                                 (In millions)

                                                                         2015        2014        2013
                                                                      ----------  ----------  ----------
Net income (loss).................................................... $    2,757  $    3,856  $    2,142
Other comprehensive income (loss):
  Unrealized investment gains (losses), net of related offsets........    (4,434)      4,165      (3,337)
  Unrealized gains (losses) on derivatives............................       559       1,288        (691)
  Foreign currency translation adjustments............................      (101)        (44)         22
  Defined benefit plans adjustment....................................       342      (1,001)      1,191
                                                                      ----------  ----------  ----------
Other comprehensive income (loss), before income tax.................     (3,634)      4,408      (2,815)
Income tax (expense) benefit related to items of other comprehensive
  income (loss)......................................................      1,285      (1,532)        965
                                                                      ----------  ----------  ----------
Other comprehensive income (loss), net of income tax.................     (2,349)      2,876      (1,850)
                                                                      ----------  ----------  ----------
Comprehensive income (loss)..........................................        408       6,732         292
Less: Comprehensive income (loss) attributable to noncontrolling
  interest, net of income tax........................................         --          (5)         (7)
                                                                      ----------  ----------  ----------
Comprehensive income (loss) attributable to Metropolitan Life
  Insurance Company.................................................. $      408  $    6,737  $      299
                                                                      ==========  ==========  ==========

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       Consolidated Statements of Equity
             For the Years Ended December 31, 2015, 2014 and 2013

                                 (In millions)

                                                                 Accumulated         Total
                                           Additional               Other      Metropolitan Life
                                    Common  Paid-in   Retained  Comprehensive  Insurance Company   Noncontrolling  Total
                                    Stock   Capital   Earnings  Income (Loss) Stockholder's Equity   Interests     Equity
                                    ------ ---------- --------  ------------- -------------------- -------------- --------
Balance at December 31, 2012.......  $ 5    $ 14,510  $  8,631     $ 4,008          $ 27,154           $ 292      $ 27,446
Capital contributions from
 MetLife, Inc......................                3                                       3                             3
Excess tax benefits related to
 stock-based compensation..........                2                                       2                             2
Dividends paid to MetLife, Inc.....                     (1,428)                       (1,428)                       (1,428)
Change in equity of noncontrolling
 interests.........................                                                       --             (35)          (35)
Net income (loss)..................                      2,149                         2,149              (7)        2,142
Other comprehensive income (loss),
 net of income tax.................                                 (1,850)           (1,850)                       (1,850)
                                     ---    --------  --------     -------          --------           -----      --------
Balance at December 31, 2013.......    5      14,515     9,352       2,158            26,030             250        26,280
Capital contributions from
 MetLife, Inc......................                4                                       4                             4
Returns of capital.................              (76)                                    (76)                          (76)
Excess tax benefits related to
 stock-based compensation..........                5                                       5                             5
Dividends paid to MetLife, Inc.....                       (708)                         (708)                         (708)
Dividend of subsidiary (Note 3)....                        (35)                          (35)                          (35)
Change in equity of noncontrolling
 interests.........................                                                       --             147           147
Net income (loss)..................                      3,861                         3,861              (5)        3,856
Other comprehensive income (loss),
 net of income tax.................                                  2,876             2,876                         2,876
                                     ---    --------  --------     -------          --------           -----      --------
Balance at December 31, 2014.......    5      14,448    12,470       5,034            31,957             392        32,349
Capital contributions from
 MetLife, Inc......................                4                                       4                             4
Returns of capital.................              (11)                                    (11)                          (11)
Excess tax benefits related to
 stock-based compensation..........                3                                       3                             3
Dividends paid to MetLife, Inc.....                     (1,489)                       (1,489)                       (1,489)
Change in equity of noncontrolling
 interests.........................                                                       --             (20)          (20)
Net income (loss)..................                      2,757                         2,757                         2,757
Other comprehensive income (loss),
 net of income tax.................                                 (2,349)           (2,349)                       (2,349)
                                     ---    --------  --------     -------          --------           -----      --------
Balance at December 31, 2015.......  $ 5    $ 14,444  $ 13,738     $ 2,685          $ 30,872           $ 372      $ 31,244
                                     ===    ========  ========     =======          ========           =====      ========

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2015, 2014 and 2013

                                 (In millions)

                                                                                           2015        2014        2013
                                                                                        ----------  ----------  ----------
Cash flows from operating activities
Net income (loss)...................................................................... $    2,757  $    3,856  $    2,142
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
  Depreciation and amortization expenses...............................................        474         460         429
  Amortization of premiums and accretion of discounts associated with investments, net.       (848)       (664)       (738)
  (Gains) losses on investments and from sales of businesses, net......................       (259)       (138)        (49)
  (Gains) losses on derivatives, net...................................................       (426)       (902)      1,059
  (Income) loss from equity method investments, net of dividends or distributions......        320         374         195
  Interest credited to policyholder account balances...................................      2,183       2,174       2,253
  Universal life and investment-type product policy fees...............................     (2,584)     (2,466)     (2,363)
  Change in trading and fair value option securities...................................        278           2          25
  Change in accrued investment income..................................................        113         242         108
  Change in premiums, reinsurance and other receivables................................       (135)        711        (368)
  Change in deferred policy acquisition costs and value of business acquired, net......        260         271         (82)
  Change in income tax.................................................................        257         229         334
  Change in other assets...............................................................        763         465         471
  Change in insurance-related liabilities and policy-related balances..................      2,628       2,672       3,032
  Change in other liabilities..........................................................       (499)     (1,086)       (381)
  Other, net...........................................................................        (16)          1          (7)
                                                                                        ----------  ----------  ----------
Net cash provided by (used in) operating activities....................................      5,266       6,201       6,060
                                                                                        ----------  ----------  ----------
Cash flows from investing activities
Sales, maturities and repayments of:
  Fixed maturity securities............................................................     82,744      63,068      71,396
  Equity securities....................................................................        651         186         206
  Mortgage loans.......................................................................     11,189      11,605      10,655
  Real estate and real estate joint ventures...........................................      2,734         976          87
  Other limited partnership interests..................................................      1,185         375         449
Purchases of:
  Fixed maturity securities............................................................    (76,594)    (69,256)    (70,760)
  Equity securities....................................................................       (694)       (173)       (461)
  Mortgage loans.......................................................................    (16,268)    (14,769)    (12,032)
  Real estate and real estate joint ventures...........................................       (823)     (1,876)     (1,427)
  Other limited partnership interests..................................................       (668)       (773)       (675)
Cash received in connection with freestanding derivatives..............................      1,039         740         560
Cash paid in connection with freestanding derivatives..................................     (1,012)     (1,050)     (1,171)
Dividend of subsidiary.................................................................         --         (49)         --
Receipts on loans to affiliates........................................................         --          75          --
Issuances of loans to affiliates.......................................................         --        (100)         --
Purchases of loans to affiliates.......................................................         --        (437)         --
Net change in policy loans.............................................................        357         (70)        (57)
Net change in short-term investments...................................................     (1,117)      1,472         900
Net change in other invested assets....................................................       (603)       (254)       (460)
Net change in property, equipment and leasehold improvements...........................         23        (140)        (76)
Other, net.............................................................................         --          17          --
                                                                                        ----------  ----------  ----------
Net cash provided by (used in) investing activities.................................... $    2,143  $  (10,433) $   (2,866)
                                                                                        ----------  ----------  ----------

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
          (A Wholly-Owned Subsidiary of MetLife, Inc.) -- (continued)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2015, 2014 and 2013

                                 (In millions)

                                                                                               2015       2014       2013
                                                                                            ---------  ---------  ---------
Cash flows from financing activities
Policyholder account balances:
  Deposits................................................................................. $  60,216  $  54,902  $  50,018
  Withdrawals..............................................................................   (61,248)   (51,210)   (52,020)
Net change in payables for collateral under securities loaned and other transactions.......    (2,230)     3,071     (1,365)
Net change in short-term debt..............................................................        --       (320)        75
Long-term debt issued......................................................................       907          4        481
Long-term debt repaid......................................................................      (673)      (390)       (27)
Cash received in connection with redeemable noncontrolling interests.......................        --         --        774
Cash paid in connection with noncontrolling interests......................................      (159)        --         --
Dividends paid to MetLife, Inc.............................................................    (1,489)      (708)    (1,428)
Returns of capital.........................................................................       (11)        --         --
Other, net.................................................................................       (64)      (222)        (5)
                                                                                            ---------  ---------  ---------
Net cash provided by (used in) financing activities........................................    (4,751)     5,127     (3,497)
                                                                                            ---------  ---------  ---------
Change in cash and cash equivalents........................................................     2,658        895       (303)
Cash and cash equivalents, beginning of year...............................................     1,993      1,098      1,401
                                                                                            ---------  ---------  ---------
Cash and cash equivalents, end of year..................................................... $   4,651  $   1,993  $   1,098
                                                                                            =========  =========  =========
Supplemental disclosures of cash flow information
Net cash paid (received) for:
  Interest................................................................................. $     123  $     150  $     152
                                                                                            =========  =========  =========
  Income tax............................................................................... $   1,217  $   1,304  $     822
                                                                                            =========  =========  =========
Non-cash transactions:
  Capital contributions from MetLife, Inc.................................................. $       4  $       4  $       3
                                                                                            =========  =========  =========
  Fixed maturity securities received in connection with pension risk transfer transactions. $     903  $      --  $      --
                                                                                            =========  =========  =========
  Deconsolidation of real estate investment vehicles (1):
   Reduction of redeemable noncontrolling interests........................................ $      --  $     774  $      --
                                                                                            =========  =========  =========
   Reduction of long-term debt............................................................. $     543  $     413  $      --
                                                                                            =========  =========  =========
   Reduction of real estate and real estate joint ventures................................. $     389  $   1,132  $      --
                                                                                            =========  =========  =========
   Increase in noncontrolling interests.................................................... $     153  $      --  $      --
                                                                                            =========  =========  =========
  Issuance of short-term debt.............................................................. $      --  $     245  $      --
                                                                                            =========  =========  =========
  Returns of capital....................................................................... $      --  $      76  $      --
                                                                                            =========  =========  =========
  Disposal of subsidiary:
   Assets disposed......................................................................... $      --  $      69  $      --
   Liabilities disposed....................................................................        --        (34)        --
                                                                                            ---------  ---------  ---------
   Net assets disposed.....................................................................        --         35         --
   Cash disposed...........................................................................        --        (49)        --
   Dividend of interests in subsidiary.....................................................        --         14         --
                                                                                            ---------  ---------  ---------
   Loss on dividend of interests in subsidiary............................................. $      --  $      --  $      --
                                                                                            =========  =========  =========

--------

(1)For the year ended December 31, 2015, amounts represent the impact of the consolidation of a real estate investment vehicle, offset by the subsequent deconsolidation of such real estate investment vehicle. See Note 8 for information on the 2014 amounts.

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a provider of life insurance, annuities, employee benefits and asset management and is organized into three segments: Retail; Group, Voluntary & Worksite Benefits; and Corporate Benefit Funding. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. (MetLife, Inc., together with its subsidiaries and affiliates, "MetLife").

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from estimates.

 Consolidation

   The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. Intercompany accounts and transactions have been eliminated.

   Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

 Discontinued Operations

   The results of operations of a component of the Company that has either been disposed of or is classified as held-for-sale are reported in discontinued operations if certain criteria are met. Effective January 1, 2014, the Company adopted new guidance regarding reporting of discontinued operations for disposals or classifications as held-for-sale that have not been previously reported on the consolidated financial statements. A disposal of a component is reported in discontinued operations if the disposal represents a strategic shift that has or will have a major effect on the Company's operations and financial results.

 Separate Accounts

   Separate accounts are established in conformity with insurance laws. Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

   .  such separate accounts are legally recognized;

   . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;

   .  investments are directed by the contractholder; and

   . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

   The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.

 Reclassifications

   Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the current year presentation as discussed throughout the Notes to the Consolidated Financial Statements.

Summary of Significant Accounting Policies

   The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

-----------------------------------------------------------------------------------------
Accounting Policy                                                                    Note
-----------------------------------------------------------------------------------------
Insurance                                                                             4
-----------------------------------------------------------------------------------------
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles   5
-----------------------------------------------------------------------------------------
Reinsurance                                                                           6
-----------------------------------------------------------------------------------------
Investments                                                                           8
-----------------------------------------------------------------------------------------
Derivatives                                                                           9
-----------------------------------------------------------------------------------------
Fair Value                                                                            10
-----------------------------------------------------------------------------------------
Employee Benefit Plans                                                                15
-----------------------------------------------------------------------------------------
Income Tax                                                                            16
-----------------------------------------------------------------------------------------
Litigation Contingencies                                                              17
-----------------------------------------------------------------------------------------

 Insurance

  Future Policy Benefit Liabilities and Policyholder Account Balances

    The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

    Premium deficiency reserves may also be established for short duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short duration contracts.

    Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the Standard & Poor's Ratings Services ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

    The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

    Policyholder account balances relate to contracts or contract features where the Company has no significant insurance risk.

    The Company issues directly and assumes through reinsurance certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)


1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the portion of guaranteed minimum income benefits ("GMIBs") that require annuitization, and the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWBs").

    Guarantees accounted for as embedded derivatives in policyholder account balances include the non life-contingent portion of GMWBs, guaranteed minimum accumulation benefits ("GMABs") and the portion of GMIBs that do not require annuitization. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

  Other Policy-Related Balances

    Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid, policyholder dividends left on deposit and obligations assumed under structured settlement assignments.

    The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care and dental claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

    The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

    The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premiums received in advance and applies the cash received to premiums when due.

    See Note 4 for additional information on obligations assumed under structured settlement assignments.

  Recognition of Insurance Revenues and Deposits

    Premiums related to traditional life and annuity contracts with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

    Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related policyholder account balances.

    Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

 Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles

   The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

    .  incremental direct costs of contract acquisition, such as commissions;

    . the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and

    . other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

   All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

   Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   DAC and VOBA are amortized as follows:

 Products:                              In proportion to the following over
                                        estimated lives of the contracts:
 ------------------------------------------------------------------------------
 .  Nonparticipating and                  Actual and expected future gross
    non-dividend-paying traditional       premiums.
    contracts:
    .  Term insurance
    .  Nonparticipating whole life
       insurance
    .  Traditional group life insurance
    .  Non-medical health insurance
 ------------------------------------------------------------------------------
 .  Participating, dividend-paying        Actual and expected future gross
    traditional contracts                 margins.
 ------------------------------------------------------------------------------
 .  Fixed and variable universal life     Actual and expected future gross
    contracts                             profits.
 .  Fixed and variable deferred
    annuity contracts

   See Note 5 for additional information on DAC and VOBA amortization. Amortization of DAC and VOBA is included in other expenses.

   The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

   The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements ("DSI") to determine the recoverability of the asset.

   Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past business combinations are amortized over useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews VODA and VOCRA to determine whether the asset is impaired.

 Reinsurance

   For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

 standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

   For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC when there is a gain at inception on the ceding entity and to other liabilities when there is a loss at inception. The net cost of reinsurance is recognized as a component of other expenses when there is a gain at inception and as policyholder benefits and claims when there is a loss and is subsequently amortized on a basis consistent with the methodology used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums; and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.

   For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

   Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

   The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

   Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net derivative gains (losses).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate. Certain assumed GMWB, GMAB and GMIB are also accounted for as embedded derivatives with changes in estimated fair value reported in net derivative gains (losses).

 Investments

  Net Investment Income and Net Investment Gains (Losses)

    Income from investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported within net investment gains (losses), unless otherwise stated herein.

  Fixed Maturity and Equity Securities

    The majority of the Company's fixed maturity and equity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

    Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recognized when declared.

    The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 8 "-- Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

    For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either:
  (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and recovery to an amount at least equal to cost prior to the sale is not expected, the security will be deemed to be other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. The OTTI loss recognized is the entire difference between the security's cost and its estimated fair value.

  Trading and Fair Value Option Securities

    Trading and fair value option ("FVO") securities are stated at estimated fair value and include investments that are actively purchased and sold ("Actively traded securities") and investments for which the FVO has been elected ("FVO securities").

    Changes in estimated fair value of these securities are included in net investment income, except for certain securities included in FVO securities where changes are included in net investment gains (losses).

  Mortgage Loans

    The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural and residential. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 8.

    Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts.

    Also included in mortgage loans are residential mortgage loans for which the FVO was elected. These mortgage loans are stated at estimated fair value. Changes in estimated fair value are recognized in net investment income.

  Policy Loans

    Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

  Real Estate

    Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is recorded on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

    Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

  Real Estate Joint Ventures and Other Limited Partnership Interests

    The Company uses the equity method of accounting for equity securities when it has significant influence or at least 20% interest and for real estate joint ventures and other limited partnership interests ("investees") when it has more than a minor ownership interest or more than a minor influence over the investee's operations, but does not have a controlling financial interest. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

    The Company uses the cost method of accounting for investments in which it has virtually no influence over the investee's operations. The Company recognizes distributions on cost method investments as earned or received. Because of the nature and structure of these cost method investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards.

    The Company routinely evaluates its equity method and cost method investments for impairment. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for impairment when the carrying value of such investments exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is impaired.

  Short-term Investments

    Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Other Invested Assets

    Other invested assets consist principally of the following:

  . Freestanding derivatives with positive estimated fair values which are described in "-- Derivatives" below.

  . Tax credit and renewable energy partnerships which derive a significant source of investment return in the form of income tax credits or other tax incentives. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method. Otherwise, the investment is accounted for under the equity method.

  . Loans to affiliates which are stated at unpaid principal balance and adjusted for any unamortized premium or discount.

  . Leveraged leases which are recorded net of non-recourse debt. Income is recognized by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values for impairment.

  . Annuities funding structured settlement claims represent annuities funding claims assumed by the Company in its capacity as a structured settlements assignment company. The annuities are stated at their contract value, which represents the present value of the future periodic claim payments to be provided. The net investment income recognized reflects the amortization of discount of the annuity at its implied effective interest rate. See Note 4.

  . Direct financing leases gross investment is equal to the minimum lease payments plus the unguaranteed residual value. Income is recorded by applying the pre-tax internal rate of return to the investment balance. The Company regularly reviews lease receivables for impairment.

  . Funds withheld represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments.

  . Investment in an operating joint venture that engages in insurance underwriting activities accounted for under the equity method.

  Securities Lending Program

    Securities lending transactions, whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the Company's financial statements. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


 Derivatives

  Freestanding Derivatives

    Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

    Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities.

    If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except as follows:

 Statement of Operations Presentation:  Derivative:
 -----------------------------------------------------------------------------
 Policyholder benefits and claims       .  Economic hedges of variable
                                           annuity guarantees included in
                                           future policy benefits
 -----------------------------------------------------------------------------
 Net investment income                  .  Economic hedges of equity method
                                           investments in joint ventures
                                        .  All derivatives held in relation
                                           to trading portfolios

  Hedge Accounting

    To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

  . Fair value hedge (a hedge of the estimated fair value of a recognized asset or liability) -- in net derivative gains (losses), consistent with the change in estimated fair value of the hedged item attributable to the designated risk being hedged.

  . Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability) -- effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

    The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.

    In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

    The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

    When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

    When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

    In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

  Embedded Derivatives

    The Company sells variable annuities and issues certain insurance products and investment contracts and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

    . the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;

    . the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and

    . a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

 Fair Value

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

   Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of assets and liabilities.

 Employee Benefit Plans

   The Company sponsors and administers various qualified and nonqualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

   The Company recognizes the funded status of each of its defined pension and postretirement benefit plans, measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation ("PBO") for pension benefits and the accumulated postretirement benefit obligation ("APBO") for other postretirement benefits in other assets or other liabilities.

   Actuarial gains and losses result from differences between the actual experience and the assumed experience on plan assets or PBO during a particular period and are recorded in accumulated OCI ("AOCI"). To the extent such gains and losses exceed 10% of the greater of the PBO or the estimated fair value of plan assets, the excess is amortized into net periodic benefit costs over the average projected future service years of the active employees. In addition, prior service costs (credit) are recognized in AOCI at the time of the amendment and then amortized to net periodic benefit costs over the average projected future service years of the active employees affected by the change.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Net periodic benefit costs are determined using management estimates and actuarial assumptions and are comprised of service cost, interest cost, settlement and curtailment costs, expected return on plan assets, amortization of net actuarial (gains) losses, and amortization of prior service costs (credit). Fair value is used to determine the expected return on plan assets.

   The Company also sponsors defined contribution plans for substantially all U.S. employees under which a portion of participant contributions is matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the defined contribution plans, no liability for matching contributions is recognized on the balance sheets.

 Income Tax

   Metropolitan Life Insurance Company and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life and non-life federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to Metropolitan Life Insurance Company and its subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the "percentage method" (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year's taxable income. If Metropolitan Life Insurance Company or its includable subsidiaries has current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by Metropolitan Life Insurance Company and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if Metropolitan Life Insurance Company or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a "wait and see" method.

   The Company's accounting for income taxes represents management's best estimate of various events and transactions.

   Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

   The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

 deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination the Company considers many factors, including:

 . the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

 .  the jurisdiction in which the deferred tax asset was generated;

 . the length of time that carryforward can be utilized in the various taxing jurisdiction;

 . future taxable income exclusive of reversing temporary differences and carryforwards;

 .  future reversals of existing taxable temporary differences;

 .  taxable income in prior carryback years; and

 .  tax planning strategies.

   The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

   The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

   The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

 Litigation Contingencies

   The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Except as otherwise disclosed in Note 17, legal costs are recognized as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company's financial statements.

 Other Accounting Policies

  Stock-Based Compensation

    Stock-based compensation recognized on the Company's consolidated results of operations is allocated from MetLife, Inc. The accounting policies described below represent those that MetLife, Inc. applies in determining such allocated expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    MetLife, Inc. grants certain employees and directors stock-based compensation awards under various plans that are subject to specific vesting conditions. With the exception of performance shares granted in 2015, 2014 and 2013 which are re-measured quarterly, the cost of all stock-based transactions is measured at fair value at grant date and recognized over the period during which a grantee is required to provide services in exchange for the award. Although the terms of MetLife, Inc.'s stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered non-substantive. Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. An estimation of future forfeitures of stock-based awards is incorporated into the determination of compensation expense when recognizing expense over the requisite service period.

  Cash and Cash Equivalents

    The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Property, Equipment, Leasehold Improvements and Computer Software

    Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property, from one to 25 years for leasehold improvements, and from three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.2 billion and $1.3 billion at December 31, 2015 and 2014, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $720 million and $721 million at December 31, 2015 and 2014, respectively. Related depreciation and amortization expense was $159 million, $123 million and $115 million for the years ended December 31, 2015, 2014 and 2013, respectively.

    Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $1.4 billion and $1.2 billion at December 31, 2015 and 2014, respectively. Accumulated amortization of capitalized software was $1.0 billion and $882 million at December 31, 2015 and 2014, respectively. Related amortization expense was $150 million, $145 million and $144 million for the years ended December 31, 2015, 2014 and 2013, respectively.

  Other Revenues

    Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees, administrative service fees, and changes in account value relating to corporate-owned life insurance ("COLI"). Such fees and commissions are recognized in the period in which services are performed. Under certain COLI contracts, if the Company reports certain unlikely adverse results in its financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Policyholder Dividends

    Policyholder dividends are approved annually by Metropolitan Life Insurance Company and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life Insurance Company and its insurance subsidiaries.

  Foreign Currency

    Assets, liabilities and operations of foreign affiliates and subsidiaries are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and revenues and expenses are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

  Goodwill

    Goodwill, which is included in other assets, represents the future economic benefits arising from net assets acquired in a business combination that are not individually identified and recognized. Goodwill is calculated as the excess of cost over the estimated fair value of such net assets acquired, is not amortized, and is tested for impairment based on a fair value approach at least annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

    The impairment test is performed at the reporting unit level, which is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there may be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business combination. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

    On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


Adoption of New Accounting Pronouncements

  Effective November 18, 2014, the Company adopted new guidance on when, if ever, the cost of acquiring an entity should be used to establish a new accounting basis ("pushdown") in the acquired entity's separate financial statements. The guidance provides an acquired entity and its subsidiaries with an irrevocable option to apply pushdown accounting in its separate financial statements upon occurrence of an event in which an acquirer obtains control of the acquired entity. If a reporting entity elects to apply pushdown accounting, its stand-alone financial statements would reflect the acquirer's new basis in the acquired entity's assets and liabilities. The election to apply pushdown accounting should be determined by an acquired entity for each individual change-in-control event in which an acquirer obtains control of the acquired entity; however, an entity that does not elect to apply pushdown accounting in the period of a change-in-control can later elect to retrospectively apply pushdown accounting to the most recent change-in-control transaction as a change in accounting principle. The new guidance did not have a material impact on the consolidated financial statements upon adoption.

  Effective January 1, 2014, the Company adopted new guidance regarding the presentation of an unrecognized tax benefit. The new guidance requires that an unrecognized tax benefit, or a portion of an unrecognized tax benefit, be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward. However, when the carryforwards are not available at the reporting date to settle any additional income taxes that would result from the disallowance of a tax position or the applicable tax law does not require, and the entity does not intend to use, the deferred tax asset for such purpose, the unrecognized tax benefit will be presented in the financial statements as a liability and will not be combined with the related deferred tax asset. The adoption was prospectively applied and resulted in a reduction to other liabilities and a corresponding increase to deferred income tax liability in the amount of $190 million.

  Effective January 1, 2014, the Company adopted new guidance on other expenses. The objective of this standard is to address how health insurers should recognize and classify in their income statements fees mandated by the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act. The amendments in this standard specify that the liability for the fee should be estimated and recorded in full once the entity provides qualifying health insurance in the applicable calendar year in which the fee is payable with a corresponding deferred cost that is amortized to expense using the straight-line method of allocation unless another method better allocates the fee over the calendar year that it is payable. In accordance with the adoption of the new accounting pronouncement, on January 1, 2014, the Company recorded $55 million in other liabilities, and a corresponding deferred cost, in other assets.

  Effective July 17, 2013, the Company adopted guidance regarding derivatives that permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting purposes, in addition to the United States Treasury and London Interbank Offered Rate ("LIBOR"). Also, this new guidance removes the restriction on using different benchmark rates for similar hedges. The new guidance did not have a material impact on the consolidated financial statements upon adoption.

  Effective January 1, 2013, the Company adopted guidance regarding comprehensive income that requires an entity to provide information about the amounts reclassified out of AOCI by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts. The adoption was prospectively applied and resulted in additional disclosures in Note 13.

  Effective January 1, 2013, the Company adopted guidance regarding balance sheet offsetting disclosures which requires an entity to disclose information about offsetting and related arrangements for derivatives, including bifurcated embedded derivatives, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions, to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The adoption was retrospectively applied and resulted in additional disclosures related to derivatives in Note 9.

Future Adoption of New Accounting Pronouncements

  In February 2016, the Financial Accounting Standards Board ("FASB") issued new guidance on leasing transactions (Accounting Standards Update ("ASU") 2016-02, Leases -- Topic 842). The new guidance is effective for the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years and requires a modified retrospective transition approach which includes a number of optional practical expedients. Early adoption is permitted. The new guidance requires a lessee to recognize assets and liabilities for leases with lease terms of more than twelve months. Consistent with current guidance, leases would be classified as finance or operating leases. However, unlike current guidance, the new guidance will require both types of leases to be recognized on the balance sheet. Lessor accounting will remain largely unchanged from current guidance except for certain targeted changes. The new guidance will also require new qualitative and quantitative disclosures. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In January 2016, the FASB issued new guidance (ASU 2016-01, Financial Instruments-Overall: Recognition and Measurement of Financial Assets and Financial Liabilities) on the recognition and measurement of financial instruments. The new guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Early adoption is permitted for the instrument-specific credit risk provision. The new guidance changes the current accounting guidance related to (i) the classification and measurement of certain equity investments, (ii) the presentation of changes in the fair value of financial liabilities measured under the FVO that are due to instrument-specific credit risk, and
(iii) certain disclosures associated with the fair value of financial instruments. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In May 2015, the FASB issued new guidance on short-duration insurance contracts (ASU 2015-09, Financial Services -- Insurance (Topic 944):
Disclosures about Short-Duration Contracts). The amendments in this new guidance are effective for annual periods beginning after December 15, 2015, and interim periods within annual periods beginning after December 15, 2016. The new guidance should be applied retrospectively by providing comparative disclosures for each period presented, except for those requirements that apply only to the current period. The new guidance requires insurance entities to provide users of financial statements with more

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

transparent information about initial claim estimates and subsequent adjustments to these estimates, including information on: (i) reconciling from the claim development table to the balance sheet liability, (ii) methodologies and judgments in estimating claims, and (iii) the timing, and frequency of claims. The adoption will not have an impact on the Company's consolidated financial statements other than expanded disclosures in Note 4.

  In May 2015, the FASB issued new guidance on fair value measurement (ASU 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)), effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years and which should be applied retrospectively to all periods presented. Earlier application is permitted. The amendments in this ASU remove the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using NAV per share (or its equivalent) practical expedient. In addition, the amendments remove the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The adoption of this new guidance will not have a material impact on the Company's consolidated financial statements.

  In April 2015, the FASB issued new guidance on accounting for fees paid in a cloud computing arrangement (ASU 2015-05, Intangibles -- Goodwill and Other -- Internal-Use Software (Subtopic 350-40): Customer's Accounting for Fees Paid in a Cloud Computing Arrangement), effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption of the new guidance is permitted and an entity can elect to adopt the guidance either: (1) prospectively to all arrangements entered into or materially modified after the effective date; or (2) retrospectively. The new guidance provides that all software licenses included in cloud computing arrangements be accounted for consistent with other licenses of intangible assets. However, if a cloud computing arrangement does not include a software license, the arrangement should be accounted for as a service contract, the accounting for which did not change. The adoption of this new guidance will not have a material impact on the Company's consolidated financial statements.

  In February 2015, the FASB issued certain amendments to the consolidation analysis to improve consolidation guidance for legal entities (ASU 2015-02, Consolidation (Topic 810): Amendments to the Consolidation Analysis), effective for fiscal years beginning after December 15, 2015 and interim periods within those years and early adoption is permitted. The new standard is intended to improve targeted areas of the consolidation guidance for legal entities such as limited partnerships, limited liability corporations, and securitization structures. The amendments in this ASU affect the consolidation evaluation for reporting organizations. In addition, the amendments in this ASU simplify and improve current GAAP by reducing the number of consolidation models. The adoption of this new guidance will not have a material impact on the Company's consolidated financial statements.

  In May 2014, the FASB issued a comprehensive new revenue recognition standard (ASU 2014-09, Revenue from Contracts with Customers (Topic 606)), effective for fiscal years beginning after December 15, 2016 and interim periods within those years and should be applied retrospectively. In August 2015, the FASB amended the guidance to defer the effective date by one year, effective for the fiscal years beginning after December 15, 2017, including interim periods within that reporting period. Earlier application is permitted only as of annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. The new guidance will supersede nearly all existing revenue recognition guidance under GAAP; however, it will not impact the accounting for insurance contracts, leases, financial instruments and guarantees. For those contracts that are impacted by the new guidance, the guidance will require an entity to recognize revenue upon the transfer

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled, in exchange for those goods or services. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

2. Segment Information

  The Company is organized into three segments: Retail; Group, Voluntary & Worksite Benefits; and Corporate Benefit Funding. In addition, the Company reports certain of its results of operations in Corporate & Other.

  On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its Retail segment, which is organized into two U.S. businesses, Life & Other and Annuities, as well as certain portions of its Corporate Benefit Funding segment and Corporate & Other (the "Separation"). See Note 20.

  In the first quarter of 2015, the Company implemented certain segment reporting changes related to the measurement of segment operating earnings, which included revising the Company's capital allocation methodology. These changes were applied retrospectively and did not have an impact on total consolidated operating earnings or net income.

Retail

  The Retail segment offers a broad range of protection products and services and a variety of annuities to individuals and employees of corporations and other institutions, and is organized into two U.S. businesses: Life & Other and Annuities. Life & Other insurance products and services include variable life, universal life, term life and whole life products. Additionally, through broker-dealer affiliates, the Company offers a full range of mutual funds and other securities products. Life & Other products and services also include individual disability income products. Annuities includes a variety of variable and fixed annuities which provide for both asset accumulation and asset distribution needs.

Group, Voluntary & Worksite Benefits

  The Group, Voluntary & Worksite Benefits segment offers a broad range of protection products and services to individuals and corporations, as well as other institutions and their respective employees. Group, Voluntary & Worksite Benefits insurance products and services include life, dental, group short- and long-term disability and accidental death and dismemberment coverages. In addition, the Group, Voluntary & Worksite Benefits segment offers long-term care, critical illness, vision and accident & health coverages, as well as prepaid legal plans.

Corporate Benefit Funding

  The Corporate Benefit Funding segment offers a broad range of annuity and investment products, including guaranteed interest contracts and other stable value products, income annuities, and separate account contracts for the investment management of defined benefit and defined contribution plan assets. This segment also includes structured settlements and certain products to fund postretirement benefits and company-, bank- or trust-owned life insurance used to finance nonqualified benefit programs for executives.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)


Corporate & Other

  Corporate & Other contains the excess capital, as well as enterprise-wide strategic initiative restructuring charges, not allocated to the segments, various start-up businesses (including the investment management business through which the Company offers fee-based investment management services to institutional clients), certain run-off businesses, the Company's ancillary international operations and interest expense related to the majority of the Company's outstanding debt, as well as expenses associated with certain legal proceedings and income tax audit issues. In addition, Corporate & Other includes ancillary U.S. direct business, comprised of group and individual products sold through sponsoring organizations, affinity groups and direct to consumer. Additionally, Corporate & Other includes the elimination of intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings.

Financial Measures and Segment Accounting Policies

  Operating earnings is the measure of segment profit or loss the Company uses to evaluate segment performance and allocate resources. Consistent with GAAP accounting guidance for segment reporting, operating earnings is the Company's measure of segment performance and is reported below. Operating earnings should not be viewed as a substitute for income (loss) from continuing operations, net of income tax. The Company believes the presentation of operating earnings as the Company measures it for management purposes enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business.

  Operating earnings is defined as operating revenues less operating expenses, both net of income tax.

  Operating revenues excludes net investment gains (losses) and net derivative gains (losses).

  The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

  . Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses) and certain variable annuity GMIB fees ("GMIB Fees"); and

  . Net investment income: (i) includes investment hedge adjustments which represent earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment,
     (ii) includes income from discontinued real estate operations,
     (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method and
     (iv) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)


  The following adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:

  .  Policyholder benefits and claims and policyholder dividends excludes:
     (i) changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses), (ii) amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets, (iii) benefits and hedging costs related to GMIBs ("GMIB Costs") and (iv) market value adjustments associated with surrenders or terminations of contracts ("Market Value Adjustments");

  . Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment;

  . Amortization of DAC and VOBA excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB Fees and GMIB Costs and (iii) Market Value Adjustments;

  . Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

  . Other expenses excludes costs related to noncontrolling interests and goodwill impairments.

  In the first quarter of 2015, the Company implemented certain segment reporting changes related to the measurement of segment operating earnings, which included revising the Company's capital allocation methodology. Consequently, prior period results for the years ended December 31, 2014 and 2013 were impacted as follows:

  . Retail's operating earnings increased (decreased) by $145 million and $74 million, net of ($49) million and ($49) million of income tax expense (benefit), respectively;

  . Group, Voluntary & Worksite Benefits' operating earnings increased (decreased) by ($19) million and ($38) million, net of ($13) million and ($21) million of income tax expense (benefit), respectively;

  . Corporate Benefit Funding's operating earnings increased (decreased) by ($60) million and ($57) million, net of ($41) million and ($25) million of income tax expense (benefit), respectively; and

  . Corporate & Other's operating earnings increased (decreased) by ($66) million and $21 million, net of $103 million and $95 million of income tax expense (benefit), respectively.

   Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2015, 2014 and 2013 and at December 31, 2015 and 2014. The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for operating earnings adjustments as defined above. In addition, segment accounting policies include the method of capital allocation described below.

   Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife's and the Company's business.

   MetLife's economic capital model, coupled with considerations of local capital requirements, aligns segment allocated equity with emerging standards and consistent risk principles. The model applies statistics-based risk evaluation principles to the material risks to which the Company is exposed. These consistent risk principles

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

 include calibrating required economic capital shock factors to a specific confidence level and time horizon while applying an industry standard method for the inclusion of diversification benefits among risk types. MetLife's management is responsible for the ongoing production and enhancement of the economic capital model and reviews its approach periodically to ensure that it remains consistent with emerging industry practice standards.

   Segment net investment income is credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the Company's consolidated net investment income, operating earnings or income
 (loss) from continuing operations, net of income tax.

   Net investment income is based upon the actual results of each segment's specifically identifiable investment portfolios adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

                                                            Operating Results
                                      ------------------------------------------------------------
                                                     Group,
                                                   Voluntary    Corporate
                                                   & Worksite    Benefit    Corporate                              Total
Year Ended December 31, 2015            Retail      Benefits     Funding     & Other      Total     Adjustments Consolidated
------------------------------------- ----------  -----------  ----------  ----------  -----------  ----------- ------------
                                                                          (In millions)
Revenues
Premiums............................. $    4,115  $    14,699  $    3,004  $      116  $    21,934  $       --  $    21,934
Universal life and investment-type
 product policy fees.................      1,543          740         201          --        2,484         100        2,584
Net investment income................      5,269        1,825       4,901          38       12,033        (456)      11,577
Other revenues.......................        156          441         287         652        1,536          --        1,536
Net investment gains (losses)........         --           --          --          --           --         259          259
Net derivative gains (losses)........         --           --          --          --           --         881          881
                                      ----------  -----------  ----------  ----------  -----------  ----------  -----------
  Total revenues.....................     11,083       17,705       8,393         806       37,987         784       38,771
                                      ----------  -----------  ----------  ----------  -----------  ----------  -----------
Expenses
Policyholder benefits and claims and
 policyholder dividends..............      6,547       13,974       5,126          80       25,727          64       25,791
Interest credited to policyholder
 account balances....................        955          151       1,073          --        2,179           4        2,183
Capitalization of DAC................       (449)         (12)        (19)         (2)        (482)         --         (482)
Amortization of DAC and VOBA.........        579           32          20          (1)         630         112          742
Interest expense on debt.............          3           --           4         115          122          --          122
Other expenses.......................      1,873        2,246         474       1,280        5,873           3        5,876
                                      ----------  -----------  ----------  ----------  -----------  ----------  -----------
  Total expenses.....................      9,508       16,391       6,678       1,472       34,049         183       34,232
                                      ----------  -----------  ----------  ----------  -----------  ----------  -----------
Provision for income tax expense
 (benefit)...........................        479          488         596          10        1,573         209        1,782
                                      ----------  -----------  ----------  ----------  -----------              -----------
Operating earnings................... $    1,096  $       826  $    1,119  $     (676)       2,365
                                      ==========  ===========  ==========  ==========
Adjustments to:
  Total revenues.....................                                                          784
  Total expenses.....................                                                         (183)
  Provision for income tax
   (expense) benefit.................                                                         (209)
                                                                                       -----------
Income (loss) from continuing
 operations, net of income tax.......                                                  $     2,757              $     2,757
                                                                                       ===========              ===========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

                                                      Group,
                                                    Voluntary   Corporate
                                                    & Worksite   Benefit    Corporate
At December 31, 2015                       Retail    Benefits    Funding     & Other    Total
---------------------------------------  ---------- ---------- ------------ --------- ----------
                                                              (In millions)
Total assets............................ $  176,776 $  43,770  $    201,251 $  27,723 $  449,520
Separate account assets................. $   56,377 $     638  $     78,924 $      -- $  135,939
Separate account liabilities............ $   56,377 $     638  $     78,924 $      -- $  135,939

                                                          Operating Results
                                      --------------------------------------------------------
                                                    Group,
                                                  Voluntary   Corporate
                                                  & Worksite   Benefit   Corporate                             Total
Year Ended December 31, 2014            Retail     Benefits    Funding    & Other      Total    Adjustments Consolidated
------------------------------------- ----------  ----------  ---------  ---------  ----------  ----------- ------------
                                                                        (In millions)
Revenues
Premiums............................. $    4,081  $   14,381  $   2,794  $     128  $   21,384   $      --   $   21,384
Universal life and investment-type
 product policy fees.................      1,505         716        191         --       2,412          54        2,466
Net investment income................      5,451       1,785      4,777        352      12,365        (472)      11,893
Other revenues.......................        430         415        287        676       1,808          --        1,808
Net investment gains (losses)........         --          --         --         --          --         143          143
Net derivative gains (losses)........         --          --         --         --          --       1,037        1,037
                                      ----------  ----------  ---------  ---------  ----------   ---------   ----------
  Total revenues.....................     11,467      17,297      8,049      1,156      37,969         762       38,731
                                      ----------  ----------  ---------  ---------  ----------   ---------   ----------
Expenses
Policyholder benefits and claims and
 policyholder dividends..............      6,379      13,823      4,771         77      25,050          45       25,095
Interest credited to policyholder
 account balances....................        988         155      1,020         --       2,163          11        2,174
Capitalization of DAC................       (376)        (17)       (30)        (1)       (424)         --         (424)
Amortization of DAC and VOBA.........        536          26         17         --         579         116          695
Interest expense on debt.............          6           2         10        132         150           1          151
Other expenses.......................      1,750       2,169        478      1,258       5,655          (6)       5,649
                                      ----------  ----------  ---------  ---------  ----------   ---------   ----------
  Total expenses.....................      9,283      16,158      6,266      1,466      33,173         167       33,340
                                      ----------  ----------  ---------  ---------  ----------   ---------   ----------
Provision for income tax expense
 (benefit)...........................        684         417        618       (397)      1,322         210        1,532
                                      ----------  ----------  ---------  ---------  ----------               ----------
Operating earnings................... $    1,500  $      722  $   1,165  $      87       3,474
                                      ==========  ==========  =========  =========
Adjustments to:
  Total revenues.....................                                                      762
  Total expenses.....................                                                     (167)
  Provision for income tax
   (expense) benefit.................                                                     (210)
                                                                                    ----------
Income (loss) from continuing
 operations, net of income tax.......                                               $    3,859               $    3,859
                                                                                    ==========               ==========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

                                           Group,
                                         Voluntary  Corporate
                                         & Worksite  Benefit   Corporate
At December 31, 2014            Retail    Benefits   Funding    & Other    Total
----------------------------- ---------- ---------- ---------- --------- ----------
                                                  (In millions)

Total assets................. $  181,207 $  43,718  $  203,281 $  30,012 $  458,218
Separate account assets...... $   59,710 $     669  $   78,956 $      -- $  139,335
Separate account liabilities. $   59,710 $     669  $   78,956 $      -- $  139,335

                                                          Operating Results
                                      --------------------------------------------------------
                                                    Group,
                                                  Voluntary   Corporate
                                                  & Worksite   Benefit   Corporate                             Total
Year Ended December 31, 2013            Retail     Benefits    Funding    & Other      Total    Adjustments Consolidated
------------------------------------- ----------  ----------  ---------  ---------  ----------  ----------- ------------
                                                                        (In millions)
Revenues
Premiums............................. $    3,992  $   13,732  $   2,675  $      76  $   20,475  $       --   $   20,475
Universal life and investment-type
 product policy fees.................      1,397         688        211         --       2,296          67        2,363
Net investment income................      5,395       1,766      4,516        540      12,217        (432)      11,785
Other revenues.......................        328         404        273        694       1,699          --        1,699
Net investment gains (losses)........         --          --         --         --          --          48           48
Net derivative gains (losses)........         --          --         --         --          --      (1,070)      (1,070)
                                      ----------  ----------  ---------  ---------  ----------  ----------   ----------
  Total revenues.....................     11,112      16,590      7,675      1,310      36,687      (1,387)      35,300
                                      ----------  ----------  ---------  ---------  ----------  ----------   ----------
Expenses
Policyholder benefits and claims and
 policyholder dividends..............      6,246      13,191      4,723         67      24,227          10       24,237
Interest credited to policyholder
 account balances....................        988         156      1,092         --       2,236          17        2,253
Capitalization of DAC................       (517)        (20)       (25)        --        (562)         --         (562)
Amortization of DAC and VOBA.........        447          25         19         --         491        (230)         261
Interest expense on debt.............          5           1         10        134         150           3          153
Other expenses.......................      2,265       2,023        476      1,341       6,105          31        6,136
                                      ----------  ----------  ---------  ---------  ----------  ----------   ----------
  Total expenses.....................      9,434      15,376      6,295      1,542      32,647        (169)      32,478
                                      ----------  ----------  ---------  ---------  ----------  ----------   ----------
Provision for income tax expense
 (benefit)...........................        530         425        487       (326)      1,116        (435)         681
                                      ----------  ----------  ---------  ---------  ----------               ----------
Operating earnings................... $    1,148  $      789  $     893  $      94       2,924
                                      ==========  ==========  =========  =========
Adjustments to:
  Total revenues.....................                                                   (1,387)
  Total expenses.....................                                                      169
  Provision for income tax
   (expense) benefit.................                                                      435
                                                                                    ----------
Income (loss) from continuing
 operations, net of income tax.......                                               $    2,141               $    2,141
                                                                                    ==========               ==========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)


  The following table presents total premiums, universal life and investment-type product policy fees and other revenues by major product groups of the Company's segments, as well as Corporate & Other:

                                                   Years Ended December 31,
                                                   -----------------------
                                                    2015     2014    2013
                                                   -------  ------- -------
                                                        (In millions)
     Life insurance............................... $13,811  $13,865 $13,482
     Accident & health insurance..................   7,475    7,247   6,873
     Annuities....................................   4,548    4,352   4,007
     Non-insurance................................     220      194     175
                                                   -------  ------- -------
       Total...................................... $26,054  $25,658 $24,537
                                                   =======  ======= =======

  Substantially all of the Company's consolidated premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.

  Revenues derived from one Group, Voluntary & Worksite Benefits customer were $2.7 billion, $2.8 billion and $2.5 billion for the years ended December 31, 2015, 2014 and 2013, respectively, which represented 10%, 11% and 10%, respectively, of consolidated premiums, universal life and investment-type product policy fees and other revenues. Revenues derived from any other customer did not exceed 10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2015, 2014 and 2013.

3. Dispositions

  In December 2014, Metropolitan Life Insurance Company distributed to MetLife, Inc., as a dividend, all of the issued and outstanding shares of common stock of its wholly-owned, broker-dealer subsidiary, New England Securities Corporation ("NES"). The net book value of NES at the time of the dividend was $35 million, which was recorded as a dividend of retained earnings of $35 million. As of the date of the dividend payment, the Company no longer consolidates the assets, liabilities and operations of NES.

4. Insurance

Insurance Liabilities

  Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, are comprised of future policy benefits, policyholder account balances and other policy-related balances. Information regarding insurance liabilities by segment, as well as Corporate & Other, was as follows at:

                                                        December 31,
                                                     -------------------
                                                       2015      2014
                                                     --------- ---------
                                                        (In millions)
       Retail....................................... $  92,618 $  91,868
       Group, Voluntary & Worksite Benefits.........    29,670    28,805
       Corporate Benefit Funding....................    97,719    97,953
       Corporate & Other............................       528       518
                                                     --------- ---------
         Total...................................... $ 220,535 $ 219,144
                                                     ========= =========

  See Note 6 for discussion of affiliated reinsurance liabilities included in the table above.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


  Future policy benefits are measured as follows:

    Product Type:                     Measurement Assumptions:
    ------------------------------------------------------------------------
    Participating life                Aggregate of (i) net level premium
                                        reserves for death and endowment
                                        policy benefits (calculated based
                                        upon the non-forfeiture interest
                                        rate, ranging from 3% to 7%, and
                                        mortality rates guaranteed in
                                        calculating the cash surrender
                                        values described in such
                                        contracts); and (ii) the liability
                                        for terminal dividends.
    ------------------------------------------------------------------------
    Nonparticipating life             Aggregate of the present value of
                                        expected future benefit payments
                                        and related expenses less the
                                        present value of expected future
                                        net premiums. Assumptions as to
                                        mortality and persistency are based
                                        upon the Company's experience when
                                        the basis of the liability is
                                        established. Interest rate
                                        assumptions for the aggregate
                                        future policy benefit liabilities
                                        range from 2% to 11%.
    ------------------------------------------------------------------------
    Individual and group traditional  Present value of expected future
    fixed annuities after               payments. Interest rate assumptions
    annuitization                       used in establishing such
                                        liabilities range from 2% to 11%.
    ------------------------------------------------------------------------
    Non-medical health                The net level premium method and
    insurance                           assumptions as to future morbidity,
                                        withdrawals and interest, which
                                        provide a margin for adverse
                                        deviation. Interest rate
                                        assumptions used in establishing
                                        such liabilities range from 4% to
                                        7%.
    ------------------------------------------------------------------------
    Disabled lives                    Present value of benefits method and
                                        experience assumptions as to claim
                                        terminations, expenses and
                                        interest. Interest rate assumptions
                                        used in establishing such
                                        liabilities range from 2% to 8%.

  Participating business represented 5% of the Company's life insurance in-force at both December 31, 2015 and 2014. Participating policies represented 27%, 27% and 28% of gross traditional life insurance premiums for the years ended December 31, 2015, 2014 and 2013, respectively.

  Policyholder account balances are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from less than 1% to 13%, less expenses, mortality charges and withdrawals.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


Guarantees

  The Company issues variable annuity products with guaranteed minimum benefits. GMABs, the non-life-contingent portion of GMWBs and the portion of certain GMIBs that does not require annuitization are accounted for as embedded derivatives in policyholder account balances and are further discussed in Note
9. Guarantees accounted for as insurance liabilities include:

 ------------------------------------------------------------------------------
 Guarantee:                                   Measurement Assumptions:
 ------------------------------------------------------------------------------
 GMDBs  . A return of purchase payment      . Present value of expected death
           upon death even if the account      benefits in excess of the
           value is reduced to zero.           projected account balance
                                               recognizing the excess ratably
                                               over the accumulation period
                                               based on the present value of
                                               total expected assessments.

        . An enhanced death benefit may be  . Assumptions are consistent with
           available for an additional fee.    those used for amortizing DAC,
                                               and are thus subject to the
                                               same variability and risk.

                                            . Investment performance and
                                               volatility assumptions are
                                               consistent with the historical
                                               experience of the appropriate
                                               underlying equity index, such
                                               as the S&P 500 Index.

                                            . Benefit assumptions are based on
                                               the average benefits payable
                                               over a range of scenarios.
 ------------------------------------------------------------------------------
 GMIBs  . After a specified period of time  . Present value of expected income
           determined at the time of           benefits in excess of the
           issuance of the variable            projected account balance at
           annuity contract, a minimum         any future date of
           accumulation of purchase            annuitization and recognizing
           payments, even if the account       the excess ratably over the
           value is reduced to zero, that      accumulation period based on
           can be annuitized to receive a      present value of total expected
           monthly income stream that is       assessments.
           not less than a specified
           amount.
        . Certain contracts also provide    . Assumptions are consistent with
           for a guaranteed lump sum           those used for estimating GMDB
           return of purchase premium in       liabilities.
           lieu of the annuitization
           benefit.

                                            . Calculation incorporates an
                                               assumption for the percentage
                                               of the potential annuitizations
                                               that may be elected by the
                                               contractholder.
 ------------------------------------------------------------------------------
 GMWBs. . A return of purchase payment via  . Expected value of the life
           partial withdrawals, even if        contingent payments and
           the account value is reduced to     expected assessments using
           zero, provided that cumulative      assumptions consistent with
           withdrawals in a contract year      those used for estimating the
           do not exceed a certain limit.      GMDB liabilities.

        . Certain contracts include
           guaranteed with- drawals that
           are life contingent.
 ------------------------------------------------------------------------------

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


  The Company also issues other annuity contracts that apply a lower rate on funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize. These guarantees include benefits that are payable in the event of death, maturity or at annuitization. Certain other annuity contracts contain guaranteed annuitization benefits that may be above what would be provided by the current account value of the contract. Additionally, the Company issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

  Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity and universal and variable life contracts was as follows:

                                                      Universal and Variable
                                    Annuity Contracts     Life Contracts
                                    ---------------   ----------------------
                                                      Secondary    Paid-Up
                                    GMDBs    GMIBs    Guarantees  Guarantees  Total
                                    -----    -----    ----------  ---------- ------
                                                   (In millions)
Direct
Balance at January 1, 2013.........  $109    $ 332          $340         $68 $  849
Incurred guaranteed benefits.......    44       58            77           6    185
Paid guaranteed benefits...........    (5)      --            --          --     (5)
                                     ----      -----        ----         --- ------
Balance at December 31, 2013.......   148      390           417          74  1,029
Incurred guaranteed benefits.......    51       68           124           8    251
Paid guaranteed benefits...........    (3)      --            --          --     (3)
                                     ----      -----        ----         --- ------
Balance at December 31, 2014.......   196      458           541          82  1,277
Incurred guaranteed benefits.......    37       80            86           9    212
Paid guaranteed benefits...........    (1)      --            --          --     (1)
                                     ----      -----        ----         --- ------
Balance at December 31, 2015.......  $232    $ 538          $627         $91 $1,488
                                     ====      =====        ====         === ======
Ceded
Balance at January 1, 2013.........  $ 86    $ 110          $265         $47 $  508
Incurred guaranteed benefits.......    39       14            49           4    106
Paid guaranteed benefits...........    (5)      --            --          --     (5)
                                     ----      -----        ----         --- ------
Balance at December 31, 2013.......   120      124           314          51    609
Incurred guaranteed benefits (1)...   (80)    (100)           (9)          6   (183)
Paid guaranteed benefits...........    (3)      --            --          --     (3)
                                     ----      -----        ----         --- ------
Balance at December 31, 2014.......    37       24           305          57    423
Incurred guaranteed benefits.......    14        2            49           6     71
Paid guaranteed benefits...........    (1)      --            --          --     (1)
                                     ----      -----        ----         --- ------
Balance at December 31, 2015.......  $ 50    $  26          $354         $63 $  493
                                     ====      =====        ====         === ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)

                                                      Universal and Variable
                                    Annuity Contracts    Life Contracts
                                    ----------------- ---------------------
                                                      Secondary    Paid-Up
                                     GMDBs    GMIBs   Guarantees  Guarantees  Total
                                    -------- -------- ----------  ---------- --------
                                                     (In millions)
Net
Balance at January 1, 2013......... $     23 $    222   $     75     $    21 $    341
Incurred guaranteed benefits.......        5       44         28           2       79
Paid guaranteed benefits...........       --       --         --          --       --
                                    -------- --------   --------     ------- --------
Balance at December 31, 2013.......       28      266        103          23      420
Incurred guaranteed benefits.......      131      168        133           2      434
Paid guaranteed benefits...........       --       --         --          --       --
                                    -------- --------   --------     ------- --------
Balance at December 31, 2014.......      159      434        236          25      854
Incurred guaranteed benefits.......       23       78         37           3      141
Paid guaranteed benefits...........       --       --         --          --       --
                                    -------- --------   --------     ------- --------
Balance at December 31, 2015....... $    182 $    512   $    273     $    28 $    995
                                    ======== ========   ========     ======= ========

--------

(1)  See Note 6.

   Information regarding the Company's guarantee exposure, which includes direct business, but excludes offsets from hedging or reinsurance, if any, was as follows at:

                                                                    December 31,
                                         ---------------------------------------------------------------
                                                       2015                              2014
                                         -----------------------------     -----------------------------
                                             In the             At             In the             At
                                         Event of Death    Annuitization   Event of Death    Annuitization
                                         --------------   -------------    --------------   -------------
                                                                    (In millions)
Annuity Contracts (1)
Variable Annuity Guarantees
Total account value (2).................  $    59,858      $    27,648      $    62,810      $    29,474
Separate account value..................  $    48,216      $    26,530      $    51,077      $    28,347
Net amount at risk......................  $     1,698 (3)  $       379 (4)  $       702 (3)  $       244 (4)
Average attained age of contractholders.     65 years         63 years         65 years         63 years
Other Annuity Guarantees
Total account value (2).................          N/A      $       406              N/A      $       456
Net amount at risk......................          N/A      $       144 (5)          N/A      $       153 (5)
Average attained age of contractholders.          N/A         56 years              N/A         55 years

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)

                                                            December 31,
                                           -----------------------------------------------
                                                    2015                    2014
                                           ----------------------- -----------------------
                                           Secondary    Paid-Up    Secondary    Paid-Up
                                           Guarantees  Guarantees  Guarantees  Guarantees
                                           ----------- ----------- ----------- -----------
                                                            (In millions)
Universal and Variable Life Contracts (1)
Total account value (2)................... $     8,166 $     1,052 $     8,213 $     1,091
Net amount at risk (6).................... $    75,994 $     7,658 $    78,758 $     8,164
Average attained age of policyholders.....    55 years    61 years    54 years    60 years

--------

(1)The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)Includes the contractholder's investments in the general account and separate account, if applicable.

(3)Defined as the death benefit less the total account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

(4)Defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contractholders have achieved.

(5)Defined as either the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date or the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. These amounts represent the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date.

(6)Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

    Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                       -------------------
                                         2015      2014
                                       --------- ---------
                                          (In millions)
                      Fund Groupings:
                       Equity......... $  23,701 $  24,995
                       Balanced.......    21,082    22,759
                       Bond...........     4,454     4,561
                       Money Market...       132       150
                                       --------- ---------
                         Total........ $  49,369 $  52,465
                                       ========= =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


Obligations Assumed Under Structured Settlement Assignments

  The Company assumes structured settlement claim obligations as an assignment company. These liabilities are measured at the present value of the periodic claims to be provided and reported as other policy-related balances. The Company receives a fee for assuming these claim obligations and, as the assignee of the claim, is legally obligated to ensure periodic payments are made to the claimant. The Company purchases annuities from affiliates to fund these periodic payment claim obligations and designates payments to be made directly to the claimant by the affiliated annuity writer. These annuities funding structured settlement claims are recorded as an investment. See Note 1.

  See Note 8 for additional information on obligations assumed under structured settlement assignments.

Obligations Under Funding Agreements

  The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain special purpose entities ("SPEs") that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. During the years ended December 31, 2015, 2014 and 2013, the Company issued $35.1 billion, $36.7 billion and $26.8 billion, respectively, and repaid $35.5 billion, $31.7 billion and $25.1 billion, respectively, of such funding agreements. At December 31, 2015 and 2014, liabilities for funding agreements outstanding, which are included in policyholder account balances, were $29.5 billion and $30.3 billion, respectively.

  Metropolitan Life Insurance Company and General American Life Insurance Company ("GALIC"), a subsidiary, are members of regional banks in the Federal Home Loan Bank ("FHLB") system ("FHLBanks"). Holdings of common stock of FHLBanks, included in equity securities, were as follows at:

                                           December 31,
                                        -------------------
                                          2015      2014
                                        --------- ---------
                                           (In millions)
                    FHLB of NY......... $     666 $     661
                    FHLB of Des Moines. $      40 $      50

  The Company has also entered into funding agreements with FHLBanks and the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the U.S. ("Farmer Mac"). The liability for such funding agreements is included in policyholder account balances. Information related to such funding agreements was as follows at:

                                  Liability                Collateral
                           ------------------------ ---------------------
                                              December 31,
                           ----------------------------------------------
                               2015        2014         2015         2014
                           ------------ ----------- ---------     -------
                                             (In millions)
   FHLB of NY (1)......... $     12,570 $    12,570 $  14,085 (2) $15,255 (2)
   Farmer Mac (3)......... $      2,550 $     2,550 $   2,643     $ 2,932
   FHLB of Des Moines (1). $        750 $     1,000 $     851 (2) $ 1,141 (2)

--------

(1)Represents funding agreements issued to the applicable FHLBank in exchange for cash and for which such FHLBank has been granted a lien on certain assets, some of which are in the custody of such FHLBank,

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)

   including residential mortgage-backed securities ("RMBS"), to collateralize obligations under advances evidenced by funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of such FHLBank as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, such FHLBank's recovery on the collateral is limited to the amount of the Company's liability to such FHLBank.

(2)Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

(3)Represents funding agreements issued to certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements, and such debt securities are also guaranteed as to payment of interest and principal by Farmer Mac. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural real estate mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of collateral presented is at carrying value.

Liabilities for Unpaid Claims and Claim Expenses

  Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policy-related balances, was as follows:

                                           Years Ended December 31,
                                         ----------------------------
                                           2015      2014      2013
                                         --------  --------  --------
                                                 (In millions)
          Balance at January 1,......... $  7,310  $  7,022  $  6,826
            Less: Reinsurance
             recoverables...............      286       290       301
                                         --------  --------  --------
          Net balance at January 1,.....    7,024     6,732     6,525
                                         --------  --------  --------
          Incurred related to:
            Current year................    5,316     5,099     4,762
            Prior years.................       13        --       (12)
                                         --------  --------  --------
             Total incurred.............    5,329     5,099     4,750
                                         --------  --------  --------
          Paid related to:
            Current year................   (3,415)   (3,228)   (3,035)
            Prior years.................   (1,684)   (1,579)   (1,508)
                                         --------  --------  --------
             Total paid.................   (5,099)   (4,807)   (4,543)
                                         --------  --------  --------
          Net balance at December 31,...    7,254     7,024     6,732
            Add: Reinsurance
             recoverables...............      273       286       290
                                         --------  --------  --------
          Balance at December 31,....... $  7,527  $  7,310  $  7,022
                                         ========  ========  ========

Separate Accounts

  Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $79.7 billion and $83.8 billion at December 31, 2015 and 2014, respectively, for which the policyholder

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)

assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $56.2 billion and $55.5 billion at December 31, 2015 and 2014, respectively. The latter category consisted primarily of guaranteed interest contracts. The average interest rate credited on these contracts was 2.40% and 2.25% at December 31, 2015 and 2014, respectively.

  For the years ended December 31, 2015, 2014 and 2013, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles

  See Note 1 for a description of capitalized acquisition costs.

Nonparticipating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts (term insurance, nonparticipating whole life insurance, traditional group life insurance, and non-medical health insurance) over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

Participating, Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend-paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. See Note 7. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales, are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)

opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred Annuity Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)


  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Amortization of DAC and VOBA is attributed to net investment gains (losses) and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

  Information regarding DAC and VOBA was as follows:

                                                                    Years Ended December 31,
                                                                  ----------------------------
                                                                    2015      2014      2013
                                                                  --------  --------  --------
                                                                          (In millions)
DAC
Balance at January 1,............................................ $  5,905  $  6,338  $  5,752
Capitalizations..................................................      482       424       562
Amortization related to:
 Net investment gains (losses) and net derivative gains (losses).     (111)     (104)      227
 Other expenses..................................................     (624)     (583)     (478)
                                                                  --------  --------  --------
   Total amortization............................................     (735)     (687)     (251)
                                                                  --------  --------  --------
Unrealized investment gains (losses).............................      325      (170)      495
Other (1)........................................................       --        --      (220)
                                                                  --------  --------  --------
Balance at December 31,..........................................    5,977     5,905     6,338
                                                                  --------  --------  --------
VOBA
Balance at January 1,............................................       70        78        80
Amortization related to:
 Other expenses..................................................       (7)       (8)      (10)
                                                                  --------  --------  --------
   Total amortization............................................       (7)       (8)      (10)
                                                                  --------  --------  --------
Unrealized investment gains (losses).............................        3        --         8
                                                                  --------  --------  --------
Balance at December 31,..........................................       66        70        78
                                                                  --------  --------  --------
Total DAC and VOBA
Balance at December 31,.......................................... $  6,043  $  5,975  $  6,416
                                                                  ========  ========  ========

--------

(1)The year ended December 31, 2013 includes ($220) million that was reclassified to DAC from other liabilities. The amounts reclassified related to affiliated reinsurance agreements accounted for using the deposit method of accounting and represented the DAC amortization on the expense allowances assumed on the agreements from inception. These amounts were previously included in the calculated value of the deposit payable on these agreements and were recorded within other liabilities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)


  Information regarding total DAC and VOBA by segment, as well as Corporate & Other, was as follows at:

                                                    December 31,
                                                  -----------------
                                                    2015     2014
                                                  -------- --------
                                                    (In millions)
            Retail............................... $  5,630 $  5,544
            Group, Voluntary & Worksite Benefits.      303      324
            Corporate Benefit Funding............      105      106
            Corporate & Other....................        5        1
                                                  -------- --------
             Total............................... $  6,043 $  5,975
                                                  ======== ========

  Information regarding other intangibles was as follows:

                                               Years Ended December 31,
                                              -------------------------
                                                2015     2014     2013
                                              -------  -------  -------
                                                    (In millions)
        DSI
        Balance at January 1,................ $   122  $   175  $   180
        Capitalization.......................       8       10       15
        Amortization.........................     (21)     (28)     (20)
        Unrealized investment gains (losses).      21      (35)      --
                                              -------  -------  -------
        Balance at December 31,.............. $   130  $   122  $   175
                                              =======  =======  =======
        VODA and VOCRA
        Balance at January 1,................ $   295  $   325  $   353
        Amortization.........................     (30)     (30)     (28)
                                              -------  -------  -------
        Balance at December 31,.............. $   265  $   295  $   325
                                              =======  =======  =======
        Accumulated amortization............. $   192  $   162  $   132
                                              =======  =======  =======

  The estimated future amortization expense to be reported in other expenses for the next five years is as follows:

                                              VOBA     VODA and VOCRA
                                          ------------ --------------
                                                 (In millions)
           2016.......................... $          4 $          30
           2017.......................... $          6 $          28
           2018.......................... $          5 $          26
           2019.......................... $          5 $          24
           2020.......................... $          5 $          21

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance


  The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 8.

Retail

  For its Retail Life & Other insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. The Company currently reinsures 90% of the mortality risk in excess of $2 million for most products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

  The Company's Retail Annuities business reinsures 100% of the living and death benefit guarantees issued in connection with certain variable annuities issued since 2004 to an affiliate and portions of the living and death benefit guarantees issued in connection with its variable annuities issued prior to 2004 to affiliated and unaffiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer. The Company also assumes 90% of the fixed annuities issued by certain affiliates and 100% of certain variable annuity risks issued by an affiliate.

Group, Voluntary & Worksite Benefits

  For certain policies within the Group, Voluntary & Worksite Benefits segment, the Company generally retains most of the risk and only cedes particular risks on certain client arrangements. The majority of the Company's reinsurance activity within this segment relates to client agreements for employer sponsored captive programs, risk-sharing agreements and multinational pooling.

Corporate Benefit Funding

  The Company's Corporate Benefit Funding segment has periodically engaged in reinsurance activities, on an opportunistic basis. The impact of these activities on the financial results of this segment has not been significant and there were no significant transactions during the periods presented.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)


Catastrophe Coverage

  The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

Reinsurance Recoverables

  The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2015 and 2014, were not significant.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.4 billion and $2.3 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2015 and 2014, respectively.

  At December 31, 2015, the Company had $5.4 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.2 billion, or 78%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.6 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2014, the Company had $5.4 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.4 billion, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.8 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.

  The Company has reinsured with an unaffiliated third-party reinsurer, 59.25% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit with the deposit recoverable.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)

  The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                                   Years Ended December 31,
                                                               -------------------------------
                                                                  2015       2014       2013
                                                               ---------  ---------  ---------
                                                                        (In millions)
Premiums
Direct premiums............................................... $  21,497  $  20,963  $  20,290
Reinsurance assumed...........................................     1,679      1,673      1,469
Reinsurance ceded.............................................    (1,242)    (1,252)    (1,284)
                                                               ---------  ---------  ---------
 Net premiums................................................. $  21,934  $  21,384  $  20,475
                                                               =========  =========  =========
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees. $   3,050  $   3,029  $   2,913
Reinsurance assumed...........................................        58         48         41
Reinsurance ceded.............................................      (524)      (611)      (591)
                                                               ---------  ---------  ---------
 Net universal life and investment-type product policy fees... $   2,584  $   2,466  $   2,363
                                                               =========  =========  =========
Other revenues
Direct other revenues......................................... $     875  $   1,040  $     970
Reinsurance assumed...........................................         5          2         (2)
Reinsurance ceded.............................................       656        766        731
                                                               ---------  ---------  ---------
 Net other revenues........................................... $   1,536  $   1,808  $   1,699
                                                               =========  =========  =========
Policyholder benefits and claims
Direct policyholder benefits and claims....................... $  24,541  $  23,978  $  23,305
Reinsurance assumed...........................................     1,454      1,416      1,225
Reinsurance ceded.............................................    (1,468)    (1,539)    (1,498)
                                                               ---------  ---------  ---------
 Net policyholder benefits and claims......................... $  24,527  $  23,855  $  23,032
                                                               =========  =========  =========
Interest credited to policyholder account balances
Direct interest credited to policyholder account balances..... $   2,240  $   2,227  $   2,322
Reinsurance assumed...........................................        33         35         35
Reinsurance ceded.............................................       (90)       (88)      (104)
                                                               ---------  ---------  ---------
 Net interest credited to policyholder account balances....... $   2,183  $   2,174  $   2,253
                                                               =========  =========  =========
Other expenses
Direct other expenses......................................... $   5,448  $   5,132  $   5,028
Reinsurance assumed...........................................       340        399        427
Reinsurance ceded.............................................       470        540        533
                                                               ---------  ---------  ---------
 Net other expenses........................................... $   6,258  $   6,071  $   5,988
                                                               =========  =========  =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)


  The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                                 December 31,
                             -------------------------------------------------------------------------------------
                                                2015                                       2014
                             ------------------------------------------ ------------------------------------------
                                                               Total                                      Total
                                                              Balance                                    Balance
                               Direct    Assumed    Ceded      Sheet      Direct    Assumed    Ceded      Sheet
                             ---------- --------- ---------  ---------- ---------- --------- ---------  ----------
                                                                   (In millions)
Assets
Premiums, reinsurance and
 other receivables.......... $    1,957 $     667 $  21,098  $   23,722 $    1,711 $     649 $  21,079  $   23,439
Deferred policy acquisition
 costs and value of
 business acquired..........      5,973       458      (388)      6,043      6,002       391      (418)      5,975
                             ---------- --------- ---------  ---------- ---------- --------- ---------  ----------
  Total assets.............. $    7,930 $   1,125 $  20,710  $   29,765 $    7,713 $   1,040 $  20,661  $   29,414
                             ========== ========= =========  ========== ========== ========= =========  ==========
Liabilities
Future policy benefits...... $  116,389 $   2,530 $      (5) $  118,914 $  115,143 $   2,259 $      --  $  117,402
Policyholder account
 balances...................     94,080       340        --      94,420     95,601       301        --      95,902
Other policy-related
 balances...................      6,766       392        43       7,201      5,353       455        32       5,840
Other liabilities...........     10,384     6,843    15,528      32,755     10,350     7,020    16,077      33,447
                             ---------- --------- ---------  ---------- ---------- --------- ---------  ----------
  Total liabilities......... $  227,619 $  10,105 $  15,566  $  253,290 $  226,447 $  10,035 $  16,109  $  252,591
                             ========== ========= =========  ========== ========== ========= =========  ==========

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $13.6 billion and $13.8 billion at December 31, 2015 and 2014, respectively. The deposit liabilities on reinsurance were $6.5 billion and $6.8 billion at December 31, 2015 and 2014, respectively.

Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain MetLife, Inc. subsidiaries, including MetLife Insurance Company USA ("MetLife USA"), First MetLife Investors Insurance Company ("First MetLife"), MetLife Reinsurance Company of Charleston ("MRC"), MetLife Reinsurance Company of Vermont and Metropolitan Tower Life Insurance Company, all of which are related parties.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)


  Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

                                                         Years Ended December 31,
                                                        -------------------------
                                                          2015     2014     2013
                                                        -------  -------  -------
                                                              (In millions)
Premiums
Reinsurance assumed.................................... $   701  $   681  $   451
Reinsurance ceded......................................     (40)     (36)     (45)
                                                        -------  -------  -------
  Net premiums......................................... $   661  $   645  $   406
                                                        =======  =======  =======
Universal life and investment-type product policy fees
Reinsurance assumed.................................... $    58  $    48  $    40
Reinsurance ceded......................................    (141)    (240)    (221)
                                                        -------  -------  -------
  Net universal life and investment-type product
   policy fees......................................... $   (83) $  (192) $  (181)
                                                        =======  =======  =======
Other revenues
Reinsurance assumed.................................... $     5  $     2  $    (2)
Reinsurance ceded......................................     607      713      675
                                                        -------  -------  -------
  Net other revenues................................... $   612  $   715  $   673
                                                        =======  =======  =======
Policyholder benefits and claims
Reinsurance assumed.................................... $   652  $   623  $   402
Reinsurance ceded......................................    (106)    (197)    (144)
                                                        -------  -------  -------
  Net policyholder benefits and claims................. $   546  $   426  $   258
                                                        =======  =======  =======
Interest credited to policyholder account balances
Reinsurance assumed.................................... $    32  $    33  $    31
Reinsurance ceded......................................     (90)     (88)    (102)
                                                        -------  -------  -------
  Net interest credited to policyholder account
   balances............................................ $   (58) $   (55) $   (71)
                                                        =======  =======  =======
Other expenses
Reinsurance assumed.................................... $   245  $   298  $   326
Reinsurance ceded......................................     578      680      653
                                                        -------  -------  -------
  Net other expenses................................... $   823  $   978  $   979
                                                        =======  =======  =======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)

  Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

                                                                      December 31,
                                                         --------------------------------------
                                                                2015                2014
                                                         ------------------  ------------------
                                                         Assumed    Ceded    Assumed    Ceded
                                                         -------- ---------  -------- ---------
                                                                      (In millions)
Assets
Premiums, reinsurance and other receivables............. $    280 $  15,466  $    257 $  15,453
Deferred policy acquisition costs and value of business
  acquired..............................................      439      (193)      370      (231)
                                                         -------- ---------  -------- ---------
 Total assets........................................... $    719 $  15,273  $    627 $  15,222
                                                         ======== =========  ======== =========
Liabilities
Future policy benefits.................................. $  1,436 $      (5) $  1,146 $      --
Policyholder account balances...........................      326        --       288        --
Other policy-related balances...........................      187        43       264        32
Other liabilities.......................................    6,463    13,000     6,610    13,545
                                                         -------- ---------  -------- ---------
 Total liabilities...................................... $  8,412 $  13,038  $  8,308 $  13,577
                                                         ======== =========  ======== =========

  The Company ceded two blocks of business to two affiliates on a 75% coinsurance with funds withheld basis. Certain contractual features of these agreements qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivatives related to the funds withheld associated with these reinsurance agreements are included within other liabilities and increased the funds withheld balance by $8 million and $20 million at December 31, 2015 and 2014, respectively. Net derivative gains (losses) associated with these embedded derivatives were $12 million, ($39) million and $40 million for the years ended December 31, 2015, 2014 and 2013, respectively.

  The Company ceded risks to an affiliate related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their estimated fair value are also included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were $712 million and $657 million at December 31, 2015 and 2014, respectively. Net derivative gains (losses) associated with the embedded derivatives were $47 million, $497 million and ($1.7) billion for the years ended December 31, 2015, 2014 and 2013, respectively.

  Certain contractual features of the closed block reinsurance agreement with MRC create an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and increased the funds withheld balance by $694 million and $1.1 billion at December 31, 2015 and 2014, respectively. Net derivative gains (losses) associated with the embedded derivative were $404 million, ($389) million and $664 million for the years ended December 31, 2015, 2014 and 2013, respectively.

  In November 2014, MetLife Insurance Company of Connecticut ("MICC"), a wholly-owned subsidiary of MetLife, Inc., re-domesticated from Connecticut to Delaware, changed its name to MetLife Insurance

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)

Company USA and merged with its subsidiary, MetLife Investors USA Insurance Company, and its affiliate, MetLife Investors Insurance Company, each a U.S. insurance company that issued variable annuity products in addition to other products, and Exeter Reassurance Company, Ltd. ("Exeter"), a former offshore, captive reinsurance subsidiary of MetLife, Inc. and affiliate of MICC that mainly reinsured guarantees associated with variable annuity products (the "Mergers"). The surviving entity of the Mergers was MetLife USA. Effective January 1, 2014, following receipt of New York State Department of Financial Services approval, MICC withdrew its license to issue insurance policies and annuity contracts in New York.

  Prior to the Mergers, certain related party transactions were consummated as summarized below. See Notes 8 and 9 for information regarding additional related party transactions.

  . In January 2014, the Company entered into an agreement with MICC which reinsured all existing New York insurance policies and annuity contracts that include a separate account feature. As a result of this reinsurance agreement, the significant effects to the Company were increases in other invested assets of $192 million, in other liabilities of $572 million and in future policy benefits of $128 million at December 31, 2014. The Company received a one-time payment of cash and cash equivalents and total investments of $494 million from MICC. Certain contractual features of this agreement qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to this agreement is included within policyholder account balances and was $4 million at both December 31, 2015 and 2014. Net derivative gains (losses) associated with the embedded derivative were less than ($1) million and ($4) million for the years ended December 31, 2015 and 2014, respectively.

  . In October 2014, the Company recaptured a block of universal life secondary guarantee business ceded to Exeter on a 75% coinsurance with funds withheld basis. As a result of this recapture, the significant effects to the Company were decreases in premiums, reinsurance and other receivables of $492 million, and in other liabilities of $432 million, as well as increases in DAC of $30 million and in other policy-related balances of $9 million.

  . In November 2014, the Company partially recaptured risks related to guaranteed minimum benefit guarantees on certain variable annuities previously ceded to Exeter. As a result of this recapture, the significant effects to the Company were decreases in premiums, reinsurance and other receivables of $719 million, and in other liabilities of $447 million, as well as increases in DAC of $7 million and in cash and cash equivalents of $324 million. There was also an increase in net income of $54 million which was reflected in other income.

  . In November 2014, the Company entered into an agreement to assume 100% of certain variable annuities including guaranteed minimum benefit guarantees on a modified coinsurance basis from First MetLife. As a result of this reinsurance agreement, the significant effects to the Company were decreases in other liabilities of $269 million at December 31, 2014. The Company made a one-time payment of cash and cash equivalents to First MetLife of $218 million at December 31, 2014. Certain contractual features of this agreement qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to this agreement is included within policyholder account balances and was $122 million and $68 million at December 31, 2015 and 2014, respectively. Net derivative gains (losses) associated with the embedded derivative were ($54) million and ($38) million for the years ended December 31, 2015 and 2014, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)


  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.2 billion and $2.1 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2015 and 2014, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $11.7 billion at both December 31, 2015 and 2014. The deposit liabilities on affiliated reinsurance were $6.5 billion and $6.7 billion at December 31, 2015 and 2014, respectively.

7. Closed Block

  On April 7, 2000 (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan of Reorganization"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

  The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

  The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in AOCI) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Closed Block (continued)

in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

  Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon cumulative actual and expected earnings within the closed block. Accordingly, the Company's net income continues to be sensitive to the actual performance of the closed block.

  Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Closed Block (continued)


  Information regarding the closed block liabilities and assets designated to the closed block was as follows at:

                                                             December 31,
                                                        ----------------------
                                                           2015        2014
                                                        ----------  ----------
                                                             (In millions)
Closed Block Liabilities
Future policy benefits................................. $   41,278  $   41,667
Other policy-related balances..........................        249         265
Policyholder dividends payable.........................        468         461
Policyholder dividend obligation.......................      1,783       3,155
Current income tax payable.............................         --           1
Other liabilities......................................        380         646
                                                        ----------  ----------
   Total closed block liabilities......................     44,158      46,195
                                                        ----------  ----------
Assets Designated to the Closed Block
Investments:
  Fixed maturity securities available-for-sale, at
   estimated fair value................................     27,556      29,199
  Equity securities available-for-sale, at estimated
   fair value..........................................        111          91
  Mortgage loans.......................................      6,022       6,076
  Policy loans.........................................      4,642       4,646
  Real estate and real estate joint ventures...........        462         666
  Other invested assets................................      1,066       1,065
                                                        ----------  ----------
   Total investments...................................     39,859      41,743
Cash and cash equivalents..............................        236         227
Accrued investment income..............................        474         477
Premiums, reinsurance and other receivables............         56          67
Current income tax recoverable.........................         11          --
Deferred income tax assets.............................        234         289
                                                        ----------  ----------
   Total assets designated to the closed block.........     40,870      42,803
                                                        ----------  ----------
Excess of closed block liabilities over assets
  designated to the closed block.......................      3,288       3,392
                                                        ----------  ----------
Amounts included in AOCI:
  Unrealized investment gains (losses), net of income
   tax.................................................      1,382       2,291
  Unrealized gains (losses) on derivatives, net of
   income tax..........................................         76          28
  Allocated to policyholder dividend obligation, net
   of income tax.......................................     (1,159)     (2,051)
                                                        ----------  ----------
   Total amounts included in AOCI......................        299         268
                                                        ----------  ----------
Maximum future earnings to be recognized from closed
  block assets and liabilities......................... $    3,587  $    3,660
                                                        ==========  ==========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Closed Block (continued)


  Information regarding the closed block policyholder dividend obligation was as follows:

                                                        Years Ended December 31,
                                                   ---------------------------------
                                                      2015        2014       2013
                                                   ----------  ---------- ----------
                                                             (In millions)
Balance at January 1,............................. $    3,155  $    1,771 $    3,828
Change in unrealized investment and derivative
  gains (losses)..................................     (1,372)      1,384     (2,057)
                                                   ----------  ---------- ----------
Balance at December 31,........................... $    1,783  $    3,155 $    1,771
                                                   ==========  ========== ==========

  Information regarding the closed block revenues and expenses was as follows:

                                                                        Years Ended December 31,
                                                                   ---------------------------------
                                                                      2015        2014       2013
                                                                   ----------  ---------- ----------
                                                                             (In millions)
Revenues
Premiums.......................................................... $    1,850  $    1,918 $    1,987
Net investment income.............................................      1,982       2,093      2,130
Net investment gains (losses).....................................        (23)          7         25
Net derivative gains (losses).....................................         27          20         (6)
                                                                   ----------  ---------- ----------
 Total revenues...................................................      3,836       4,038      4,136
                                                                   ----------  ---------- ----------
Expenses
Policyholder benefits and claims..................................      2,564       2,598      2,702
Policyholder dividends............................................      1,015         988        979
Other expenses....................................................        143         155        165
                                                                   ----------  ---------- ----------
 Total expenses...................................................      3,722       3,741      3,846
                                                                   ----------  ---------- ----------
Revenues, net of expenses before provision for income tax expense
  (benefit).......................................................        114         297        290
Provision for income tax expense (benefit)........................         41         104        101
                                                                   ----------  ---------- ----------
Revenues, net of expenses and provision for income tax expense
  (benefit)....................................................... $       73  $      193 $      189
                                                                   ==========  ========== ==========

  Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan of Reorganization. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments

  See Note 10 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS"), certain structured investment transactions and trading and FVO securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

Fixed Maturity and Equity Securities AFS

 Fixed Maturity and Equity Securities AFS by Sector

   The following table presents the fixed maturity and equity securities AFS by sector. Redeemable preferred stock is reported within U.S. corporate and foreign corporate fixed maturity securities and non-redeemable preferred stock is reported within equity securities. Included within fixed maturity securities are structured securities including RMBS, commercial mortgage-backed securities ("CMBS") and ABS.

                                          December 31, 2015                                 December 31, 2014
                          ------------------------------------------------- -------------------------------------------------
                                          Gross Unrealized                                  Gross Unrealized
                           Cost or   ---------------------------             Cost or   ---------------------------
                          Amortized            Temporary  OTTI   Estimated  Amortized            Temporary  OTTI   Estimated
                            Cost       Gains    Losses   Losses  Fair Value   Cost       Gains    Losses   Losses  Fair Value
                          ---------- --------- --------- ------- ---------- ---------- --------- --------- ------- ----------
                                                                     (In millions)
Fixed maturity securities
U.S. corporate........... $   59,305 $   3,763 $  1,511  $    -- $   61,557 $   59,532 $   6,246 $    421  $    -- $   65,357
U.S. Treasury and agency.     36,183     3,638      128       --     39,693     34,391     4,698       19       --     39,070
Foreign corporate........     27,218     1,005    1,427        1     26,795     28,395     1,934      511       --     29,818
RMBS.....................     23,195     1,008      252       36     23,915     26,893     1,493      157       66     28,163
State and political
 subdivision.............      6,070       935       29        2      6,974      5,329     1,197        6       --      6,520
CMBS.....................      6,547       114       82       --      6,579      7,705       241       33       --      7,913
ABS......................      6,665        40      138       --      6,567      8,206       102       82       --      8,226
Foreign government.......      3,178       536      108       --      3,606      3,153       761       70       --      3,844
                          ---------- --------- --------  ------- ---------- ---------- --------- --------  ------- ----------
 Total fixed maturity
  securities............. $  168,361 $  11,039 $  3,675  $    39 $  175,686 $  173,604 $  16,672 $  1,299  $    66 $  188,911
                          ========== ========= ========  ======= ========== ========== ========= ========  ======= ==========
Equity securities
Common stock............. $    1,298 $      46 $    101  $    -- $    1,243 $    1,236 $     142 $     26  $    -- $    1,352
Non-redeemable preferred
 stock...................        687        59       40       --        706        690        53       30       --        713
                          ---------- --------- --------  ------- ---------- ---------- --------- --------  ------- ----------
 Total equity securities. $    1,985 $     105 $    141  $    -- $    1,949 $    1,926 $     195 $     56  $    -- $    2,065
                          ========== ========= ========  ======= ========== ========== ========= ========  ======= ==========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


   The Company held non-income producing fixed maturity securities with an estimated fair value of $3 million and $6 million with unrealized gains (losses) of less than $1 million and $5 million at December 31, 2015 and 2014, respectively.

 Methodology for Amortization of Premium and Accretion of Discount on Structured Securities

   Amortization of premium and accretion of discount on structured securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

 Maturities of Fixed Maturity Securities

   The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at December 31, 2015:

                                                 Due After Five
                                   Due After One     Years                               Total Fixed
                       Due in One  Year Through   Through Ten   Due After Ten Structured  Maturity
                      Year or Less  Five Years       Years          Years     Securities Securities
                      ------------ ------------- -------------- ------------- ---------- -----------
                                                      (In millions)
Amortized cost.......   $  6,323     $  38,390     $  34,613      $  52,628   $  36,407  $  168,361
Estimated fair value.   $  6,252     $  39,432     $  35,000      $  57,941   $  37,061  $  175,686

   Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. Structured securities (RMBS, CMBS and ABS) are shown separately, as they are not due at a single maturity.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


 Continuous Gross Unrealized Losses for Fixed Maturity and Equity Securities AFS by Sector

   The following table presents the estimated fair value and gross unrealized losses of fixed maturity and equity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position.

                                           December 31, 2015                         December 31, 2014
                               ----------------------------------------- -----------------------------------------
                                                    Equal to or Greater                       Equal to or Greater
                               Less than 12 Months     than 12 Months    Less than 12 Months     than 12 Months
                               -------------------- -------------------- -------------------- --------------------
                               Estimated   Gross    Estimated   Gross    Estimated   Gross    Estimated   Gross
                                 Fair    Unrealized   Fair    Unrealized   Fair    Unrealized   Fair    Unrealized
                                 Value     Losses     Value     Losses     Value     Losses     Value     Losses
                               --------- ---------- --------- ---------- --------- ---------- --------- ----------
                                                   (In millions, except number of securities)
Fixed maturity securities
U.S. corporate................ $  17,480  $  1,078  $   2,469  $    433  $   8,950   $  260   $  2,251    $  161
U.S. Treasury and agency......    11,683       125        248         3      3,933        6        982        13
Foreign corporate.............     8,823       669      4,049       759      7,052      397      1,165       114
RMBS..........................     6,065       158      1,769       130      3,141       63      1,900       160
State and political
 subdivision..................       767        26         15         5         26       --         76         6
CMBS..........................     2,266        42        509        40        772       20        461        13
ABS...........................     3,211        54      1,817        84      3,147       45        732        37
Foreign government............       961        91         87        17        327       32        265        38
                               ---------  --------  ---------  --------  ---------   ------   --------    ------
 Total fixed maturity
   securities................. $  51,256  $  2,243  $  10,963  $  1,471  $  27,348   $  823   $  7,832    $  542
                               =========  ========  =========  ========  =========   ======   ========    ======
Equity securities
Common stock.................. $     182  $     99  $      19  $      2  $      98   $   26   $      1    $   --
Non-redeemable preferred stock        56         2        132        38         32       --        139        30
                               ---------  --------  ---------  --------  ---------   ------   --------    ------
 Total equity securities...... $     238  $    101  $     151  $     40  $     130   $   26   $    140    $   30
                               =========  ========  =========  ========  =========   ======   ========    ======
Total number of securities in
 an unrealized loss position..     4,167                  807                1,997                 642
                               =========            =========            =========            ========

 Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities

  Evaluation and Measurement Methodologies

    Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost;
  (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)

  below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security; (viii) the potential for impairments due to weakening of foreign currencies on non-functional currency denominated fixed maturity securities that are near maturity; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

    The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

  . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

  . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

  . Additional considerations are made when assessing the unique features that apply to certain structured securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

  . When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described above, as well as any private and public sector programs to restructure such securities.

    With respect to securities that have attributes of debt and equity (perpetual hybrid securities), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


    The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

    In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

  Current Period Evaluation

    Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company concluded that these securities were not other-than-temporarily impaired at December 31, 2015. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings, collateral valuation, interest rates and credit spreads. If economic fundamentals deteriorate or if there are adverse changes in the above factors, OTTI may be incurred in upcoming periods.

    Gross unrealized losses on fixed maturity securities increased $2.3 billion during the year ended December 31, 2015 to $3.7 billion. The increase in gross unrealized losses for the year ended December 31, 2015 was primarily attributable to widening credit spreads, an increase in interest rates and, to a lesser extent, the impact of weakening foreign currencies on non-functional currency denominated fixed maturity securities.

    At December 31, 2015, $271 million of the total $3.7 billion of gross unrealized losses were from 50 fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater.

  Investment Grade Fixed Maturity Securities

    Of the $271 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $187 million, or 69%, were related to gross unrealized losses on 27 investment grade fixed maturity securities. Unrealized losses on investment grade fixed maturity securities are principally related to widening credit spreads and, with respect to fixed-rate fixed maturity securities, rising interest rates since purchase.

  Below Investment Grade Fixed Maturity Securities

    Of the $271 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $84 million, or 31%, were related to gross unrealized losses on 23 below investment grade fixed maturity securities. Unrealized losses on below investment grade fixed maturity securities are principally related to U.S. and foreign corporate securities (primarily utility and industrial securities) and non-agency RMBS (primarily alternative residential mortgage loans) and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties including concerns over lower oil prices in the energy sector and valuations of residential real estate supporting non-agency RMBS. Management evaluates U.S. and foreign corporate

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)

  securities based on factors such as expected cash flows and the financial condition and near-term and long-term prospects of the issuers and evaluates non-agency RMBS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security and the payment priority within the tranche structure of the security.

  Equity Securities

    Gross unrealized losses on equity securities increased $85 million during the year ended December 31, 2015 to $141 million. Of the $141 million, $31 million were from eight securities with gross unrealized losses of 20% or more of cost for 12 months or greater. Of the $31 million, 68% were rated A or better, and all were from financial services industry investment grade non-redeemable preferred stock.

Mortgage Loans

  Mortgage Loans by Portfolio Segment

  Mortgage loans are summarized as follows at:

                                                   December 31,
                                  ----------------------------------------------
                                           2015                    2014
                                  ----------------------  ----------------------
                                    Carrying      % of      Carrying      % of
                                      Value       Total       Value       Total
                                  ------------- --------  ------------- --------
                                  (In millions)           (In millions)
Mortgage loans
  Commercial...................... $   33,440       62.3%  $   32,482       66.2%
  Agricultural....................     11,663       21.7       11,033       22.5
  Residential.....................      8,562       15.9        5,494       11.2
                                   ----------   --------   ----------   --------
   Subtotal......................      53,665       99.9       49,009       99.9
 Valuation allowances............        (257)      (0.5)        (258)      (0.5)
                                   ----------   --------   ----------   --------
   Subtotal mortgage loans, net..      53,408       99.4       48,751       99.4
 Residential -- FVO..............         314        0.6          308        0.6
                                   ----------   --------   ----------   --------
     Total mortgage loans, net...  $   53,722      100.0%  $   49,059      100.0%
                                   ==========   ========   ==========   ========

  The Company originates and acquires unaffiliated mortgage loans and simultaneously sells a portion to affiliates under master participation agreements. The aggregate amount of unaffiliated mortgage loan participation interests sold by the Company to affiliates during the years ended December 31, 2015, 2014 and 2013 were $3.0 billion, $1.9 billion and $2.3 billion, respectively. In connection with the mortgage loan participations, the Company collected mortgage loan principal and interest payments from unaffiliated borrowers on behalf of affiliates and remitted such receipts to the affiliates in the amount of $1.8 billion, $1.3 billion and $1.8 billion during the years ended December 31, 2015, 2014 and 2013, respectively.

  Purchases of mortgage loans from third parties were $3.9 billion and $4.7 billion for the years ended December 31, 2015 and 2014, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  Information on commercial, agricultural and residential mortgage loans is presented in the tables below. Information on residential -- FVO is presented in Note 10. The Company elects the FVO for certain residential mortgage loans that are managed on a total return basis.

Mortgage Loans, Valuation Allowance and Impaired Loans by Portfolio Segment

  Mortgage loans by portfolio segment, by method of evaluation of credit loss, impaired mortgage loans including those modified in a troubled debt restructuring, and the related valuation allowances, were as follows at and for the years ended:

                                                                          Evaluated Collectively for
                         Evaluated Individually for Credit Losses             Credit Losses            Impaired Loans
                   ------------------------------------------------------ -------------------------- -------------------
                   Impaired Loans with a Valuation Impaired Loans without
                              Allowance            a Valuation Allowance
                   ------------------------------- ----------------------
                    Unpaid                          Unpaid                                                     Average
                   Principal  Recorded  Valuation  Principal   Recorded    Recorded     Valuation    Carrying  Recorded
                    Balance  Investment Allowances  Balance   Investment  Investment    Allowances    Value   Investment
                   --------- ---------- ---------- ---------  ----------  ----------    ----------   -------- ----------
                                                           (In millions)
December 31, 2015
Commercial........  $    --   $    --     $   --    $    57    $    57    $   33,383     $   165      $   57   $   120
Agricultural......       45        43          3         22         21        11,599          34          61        60
Residential.......       --        --         --        141        131         8,431          55         131        84
                    -------   -------     ------    -------    -------     ----------    -------      ------   -------
  Total...........  $    45   $    43     $    3    $   220    $   209    $   53,413     $   254      $  249   $   264
                    =======   =======     ======    =======    =======     ==========    =======      ======   =======
December 31, 2014
Commercial........  $    75   $    75     $   24    $    84    $    84    $   32,323     $   158      $  135   $   298
Agricultural......       47        45          2         14         13        10,975          33          56        76
Residential.......       --        --         --         40         37         5,457          41          37        17
                    -------   -------     ------    -------    -------     ----------    -------      ------   -------
  Total...........  $   122   $   120     $   26    $   138    $   134    $   48,755     $   232      $  228   $   391
                    =======   =======     ======    =======    =======     ==========    =======      ======   =======

  The average recorded investment for impaired commercial, agricultural and residential mortgage loans was $430 million, $151 million and $2 million, respectively, for the year ended December 31, 2013.

Valuation Allowance Rollforward by Portfolio Segment

  The changes in the valuation allowance, by portfolio segment, were as follows:

                                                   Commercial Agricultural Residential  Total
                                                   ---------- ------------ ----------- -------
                                                                  (In millions)
Balance at January 1, 2013........................  $   256      $   48      $    --   $   304
Provision (release)...............................      (43)          3           19       (21)
Charge-offs, net of recoveries....................       --         (11)          --       (11)
                                                    -------      ------      -------   -------
Balance at December 31, 2013......................      213          40           19       272
Provision (release)...............................       (8)         (4)          27        15
Charge-offs, net of recoveries....................      (23)         (1)          (5)      (29)
                                                    -------      ------      -------   -------
Balance at December 31, 2014......................      182          35           41       258
Provision (release)...............................        2           2           30        34
Charge-offs, net of recoveries....................      (19)         --          (16)      (35)
                                                    -------      ------      -------   -------
Balance at December 31, 2015......................  $   165      $   37      $    55   $   257
                                                    =======      ======      =======   =======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  Valuation Allowance Methodology

    Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for all three portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

  Commercial and Agricultural Mortgage Loan Portfolio Segments

    The Company typically uses several years of historical experience in establishing non-specific valuation allowances which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for commercial and agricultural mortgage loans.

    All commercial mortgage loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. All agricultural mortgage loans are monitored on an ongoing basis. The monitoring process for agricultural mortgage loans is generally similar to the commercial mortgage loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

    For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)

  under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the values utilized in calculating the ratio are updated annually on a rolling basis, with a portion of the portfolio updated each quarter. In addition, the loan-to-value ratio is routinely updated for all but the lowest risk loans as part of the Company's ongoing review of its commercial mortgage loan portfolio.

    For agricultural mortgage loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

  Residential Mortgage Loan Portfolio Segment

    The Company's residential mortgage loan portfolio is comprised primarily of closed end, amortizing residential mortgage loans. For evaluations of residential mortgage loans, the key inputs of expected frequency and expected loss reflect current market conditions, with expected frequency adjusted, when appropriate, for differences from market conditions and the Company's historical experience. In contrast to the commercial and agricultural mortgage loan portfolios, residential mortgage loans are smaller-balance homogeneous loans that are collectively evaluated for impairment. Non-specific valuation allowances are established using the evaluation framework described above for pools of loans with similar risk characteristics from inputs that are unique to the residential segment of the loan portfolio. Loan specific valuation allowances are only established on residential mortgage loans when they have been restructured and are established using the methodology described above for all loan portfolio segments.

    For residential mortgage loans, the Company's primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are 60 or more days past due and/or in non-accrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


 Credit Quality of Commercial Mortgage Loans

   The credit quality of commercial mortgage loans was as follows at:

                                     Recorded Investment
                      -------------------------------------------------
                        Debt Service Coverage Ratios                      Estimated
                      --------------------------------           % of       Fair      % of
                       > 1.20x  1.00x - 1.20x < 1.00x    Total   Total      Value     Total
                      --------- ------------- -------- --------- ------ ------------- ------
                                         (In millions)                  (In millions)
December 31, 2015
Loan-to-value ratios
Less than 65%........ $  28,828   $    909    $    408 $  30,145   90.2%  $  30,996     90.5%
65% to 75%...........     2,550        138          61     2,749    8.2       2,730      8.0
76% to 80%...........        --         --          --        --     --          --       --
Greater than 80%.....       208        115         223       546    1.6         519      1.5
                      ---------   --------    -------- --------- ------   ---------   ------
  Total.............. $  31,586   $  1,162    $    692 $  33,440  100.0%  $  34,245    100.0%
                      =========   ========    ======== ========= ======   =========   ======
December 31, 2014
Loan-to-value ratios
Less than 65%........ $  26,810   $    746    $    761 $  28,317   87.2%  $  29,860     87.7%
65% to 75%...........     2,783        391          86     3,260   10.0       3,322      9.8
76% to 80%...........       109         --           8       117    0.4         121      0.3
Greater than 80%.....       384        256         148       788    2.4         736      2.2
                      ---------   --------    -------- --------- ------   ---------   ------
  Total.............. $  30,086   $  1,393    $  1,003 $  32,482  100.0%  $  34,039    100.0%
                      =========   ========    ======== ========= ======   =========   ======

 Credit Quality of Agricultural Mortgage Loans

   The credit quality of agricultural mortgage loans was as follows at:

                                            December 31,
                             -------------------------------------------
                                      2015                  2014
                             ---------------------- --------------------
                               Recorded     % of      Recorded    % of
                              Investment    Total    Investment   Total
                             ------------- -------- ------------- ------
                             (In millions)          (In millions)
       Loan-to-value ratios
       Less than 65%........   $  10,975       94.1%  $  10,462     94.8%
       65% to 75%...........         609        5.2         469      4.2
       76% to 80%...........          21        0.2          17      0.2
       Greater than 80%.....          58        0.5          85      0.8
                               ---------   --------   ---------   ------
         Total..............   $  11,663      100.0%  $  11,033    100.0%
                               =========   ========   =========   ======

   The estimated fair value of agricultural mortgage loans was $11.9 billion and $11.4 billion at December 31, 2015 and 2014, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


 Credit Quality of Residential Mortgage Loans

   The credit quality of residential mortgage loans was as follows at:

                                             December 31,
                               -----------------------------------------
                                       2015                 2014
                               -------------------- --------------------
                                 Recorded    % of     Recorded    % of
                                Investment   Total   Investment   Total
                               ------------- ------ ------------- ------
                               (In millions)        (In millions)
       Performance indicators
       Performing.............   $  8,261      96.5%  $  5,345      97.3%
       Nonperforming..........        301       3.5        149       2.7
                                 --------    ------   --------    ------
         Total................   $  8,562     100.0%  $  5,494     100.0%
                                 ========    ======   ========    ======

   The estimated fair value of residential mortgage loans was $8.8 billion and $5.6 billion at December 31, 2015 and 2014, respectively.

 Past Due and Interest Accrual Status of Mortgage Loans

   The Company has a high quality, well performing mortgage loan portfolio, with 99% of all mortgage loans classified as performing at both December 31, 2015 and 2014. The Company defines delinquency consistent with industry practice, when mortgage loans are past due as follows: commercial and residential mortgage loans -- 60 days and agricultural mortgage loans -- 90 days. The past due and accrual status of mortgage loans at recorded investment, prior to valuation allowances, by portfolio segment, were as follows at:

                           Past Due                        Nonaccrual Status
              ----------------------------------- -----------------------------------
              December 31, 2015 December 31, 2014 December 31, 2015 December 31, 2014
              ----------------- ----------------- ----------------- -----------------
                                           (In millions)
Commercial...      $   --            $   --            $   --            $   75
Agricultural.         103                 1                46                41
Residential..         301               149               301               149
                   ------            ------            ------            ------
  Total......      $  404            $  150            $  347            $  265
                   ======            ======            ======            ======

 Mortgage Loans Modified in a Troubled Debt Restructuring

   For a small portion of the mortgage loan portfolio, classified as troubled debt restructurings, concessions are granted related to borrowers experiencing financial difficulties. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance. During the years ended December 31, 2015 and 2014, the Company did not have a significant amount of mortgage loans modified in a troubled debt restructuring.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


Other Invested Assets

  Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 9) tax credit and renewable energy partnerships, loans to affiliates, leveraged leases, annuities funding structured settlement claims and direct financing leases. See "-- Related Party Investment Transactions" for information regarding loans to affiliates and annuities funding structured settlement claims.

 Tax Credit Partnerships

   The carrying value of tax credit partnerships was $1.6 billion at both December 31, 2015 and 2014. Losses from tax credit partnerships included within net investment income were $163 million, $152 million, and $137 million for the years ended December 31, 2015, 2014 and 2013, respectively.

 Leveraged and Direct Financing Leases

   Investment in leveraged and direct financing leases consisted of the following at:

                                                             December 31,
                                                --------------------------------------
                                                       2015                2014
                                                ------------------  ------------------
                                                           Direct              Direct
                                                Leveraged Financing Leveraged Financing
                                                 Leases    Leases    Leases    Leases
                                                --------- --------- --------- ---------
                                                             (In millions)
Rental receivables, net........................ $  1,238   $   376  $  1,320   $  406
Estimated residual values......................      755        57       827       57
                                                --------   -------  --------   ------
Subtotal.......................................    1,993       433     2,147      463
Unearned income................................     (615)     (159)     (686)    (178)
                                                --------   -------  --------   ------
 Investment in leases, net of non-recourse debt.$  1,378   $   274  $  1,461   $  285
                                                ========   =======  ========   ======

   Rental receivables are generally due in periodic installments. The payment periods for leveraged leases generally range from one to 15 years but in certain circumstances can be over 30 years, while the payment periods for direct financing leases range from one to 21 years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or nonperforming, which is assessed monthly. The Company generally defines nonperforming rental receivables as those that are 90 days or more past due. At December 31, 2015 and 2014, all leveraged lease receivables and direct financing rental receivables were performing.

   The deferred income tax liability related to leveraged leases was $1.3 billion at both December 31, 2015 and 2014.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


   The components of income from investments in leveraged and direct financing leases, excluding net investment gains (losses), were as follows:

                                                      Years Ended December 31,
                                     -----------------------------------------------------------
                                            2015                2014                2013
                                     ------------------- ------------------- -------------------
                                                Direct              Direct              Direct
                                     Leveraged Financing Leveraged Financing Leveraged Financing
                                      Leases    Leases    Leases    Leases    Leases    Leases
                                     --------- --------- --------- --------- --------- ---------
                                                            (In millions)
Income from investment in leases....  $   48    $   20    $   51    $   19    $   60    $   17
Less: Income tax expense on leases..      17         7        18         7        21         6
                                      ------    ------    ------    ------    ------    ------
 Investment income after income tax.  $   31    $   13    $   33    $   12    $   39    $   11
                                      ======    ======    ======    ======    ======    ======

Cash Equivalents

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $3.9 billion and $1.0 billion at December 31, 2015 and 2014, respectively.

Net Unrealized Investment Gains (Losses)

  Unrealized investment gains (losses) on fixed maturity and equity securities AFS and the effect on DAC, VOBA, DSI, future policy benefits and the policyholder dividend obligation, that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in AOCI.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                                           Years Ended December 31,
                                                                        -----------------------------
                                                                          2015       2014      2013
                                                                        --------  ---------  --------
                                                                                (In millions)
Fixed maturity securities.............................................. $  7,331  $  15,374  $  8,521
Fixed maturity securities with noncredit OTTI losses in AOCI...........      (39)       (66)     (149)
                                                                        --------  ---------  --------
 Total fixed maturity securities.......................................    7,292     15,308     8,372
Equity securities......................................................       27        173        83
Derivatives............................................................    2,208      1,649       361
Other..................................................................      137         87         5
                                                                        --------  ---------  --------
 Subtotal..............................................................    9,664     17,217     8,821
                                                                        --------  ---------  --------
Amounts allocated from:
Future policy benefits.................................................       (7)    (1,964)     (610)
DAC and VOBA related to noncredit OTTI losses recognized in AOCI.......       --         (3)        5
DAC, VOBA and DSI......................................................     (572)      (918)     (721)
Policyholder dividend obligation.......................................   (1,783)    (3,155)   (1,771)
                                                                        --------  ---------  --------
 Subtotal..............................................................   (2,362)   (6,040)    (3,097)
Deferred income tax benefit (expense) related to noncredit OTTI losses
  recognized in AOCI...................................................       14         25        51
Deferred income tax benefit (expense)..................................   (2,542)    (3,928)   (2,070)
                                                                        --------  ---------  --------
   Net unrealized investment gains (losses)............................    4,774      7,274     3,705
   Net unrealized investment gains (losses) attributable to
     noncontrolling interests..........................................       (1)        (1)       (1)
                                                                        --------  ---------  --------
     Net unrealized investment gains (losses) attributable to
       Metropolitan Life Insurance Company............................. $  4,773  $   7,273  $  3,704
                                                                        ========  =========  ========

  The changes in fixed maturity securities with noncredit OTTI losses included in AOCI were as follows:

                                                           Years Ended December 31,
                                                         ---------------------------
                                                              2015           2014
                                                         ------------  -------------
                                                                (In millions)
Balance at January 1,................................... $        (66) $        (149)
Noncredit OTTI losses and subsequent changes recognized.            5             10
Securities sold with previous noncredit OTTI loss.......          105             41
Subsequent changes in estimated fair value..............          (83)            32
                                                         ------------  -------------
Balance at December 31,................................. $        (39) $         (66)
                                                         ============  =============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  The changes in net unrealized investment gains (losses) were as follows:

                                                                            Years Ended December 31,
                                                                         ------------------------------
                                                                            2015      2014       2013
                                                                         ---------  --------  ---------
                                                                                  (In millions)
Balance at January 1,................................................... $   7,273  $  3,704  $   6,339
Fixed maturity securities on which noncredit OTTI losses have been
  recognized............................................................        27        83        107
Unrealized investment gains (losses) during the year....................    (7,580)    8,313    (11,205)
Unrealized investment gains (losses) relating to:
 Future policy benefits.................................................     1,957    (1,354)     4,510
 DAC and VOBA related to noncredit OTTI losses recognized in
   AOCI.................................................................         3        (8)        (7)
 DAC, VOBA and DSI......................................................       346      (197)       510
 Policyholder dividend obligation.......................................     1,372    (1,384)     2,057
 Deferred income tax benefit (expense) related to noncredit OTTI losses
   recognized in AOCI...................................................       (11)      (26)       (35)
 Deferred income tax benefit (expense)..................................     1,386    (1,858)     1,428
                                                                         ---------  --------  ---------
Net unrealized investment gains (losses)................................     4,773     7,273      3,704
Net unrealized investment gains (losses) attributable to noncontrolling
  interests.............................................................        --        --         --
                                                                         ---------  --------  ---------
Balance at December 31,................................................. $   4,773  $  7,273  $   3,704
                                                                         =========  ========  =========
 Change in net unrealized investment gains (losses)..................... $  (2,500) $  3,569  $  (2,635)
 Change in net unrealized investment gains (losses) attributable to
   noncontrolling interests.............................................        --        --         --
                                                                         ---------  --------  ---------
   Change in net unrealized investment gains (losses) attributable to
     Metropolitan Life Insurance Company................................ $  (2,500) $  3,569  $  (2,635)
                                                                         =========  ========  =========

Concentrations of Credit Risk

  There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies, at both December 31, 2015 and 2014.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


Securities Lending

  Elements of the securities lending program are presented below at:

                                                             December 31,
                                                        -----------------------
                                                           2015        2014
                                                        ----------- -----------
                                                             (In millions)
Securities on loan: (1)
 Amortized cost........................................ $    16,257 $    19,099
 Estimated fair value.................................. $    17,700 $    21,185
Cash collateral on deposit from counterparties (2)..... $    18,053 $    21,635
Security collateral on deposit from counterparties (3). $        22 $        19
Reinvestment portfolio -- estimated fair value......... $    18,138 $    22,046

--------

(1)Included within fixed maturity securities and short-term investments.

(2)Included within payables for collateral under securities loaned and other transactions.

(3)Security collateral on deposit from counterparties may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the consolidated financial statements.

  The cash collateral liability by loaned security type and remaining tenor of the agreements were as follows at:

                                                               December 31, 2015
                                     ------------------------------------------------------------------------
                                        Remaining Tenor of Securities Lending Agreements
                                     ---------------------------------------------------
                                     Open (1)      1 Month or Less     1 to 6 Months       Total   % of Total
                                     --------      ---------------     -------------     --------- ----------
                                                                   (In millions)
Cash collateral liability by loaned
  security type
U.S. Treasury and agency............ $  6,260             $  7,421          $  4,303     $  17,984      99.6%
U.S. corporate......................        1                   41                --            42       0.3
Agency RMBS.........................       --                    6                21            27       0.1
Foreign corporate...................       --                   --                --            --        --
Foreign government..................       --                   --                --            --        --
                                     --------             --------          --------     ---------    ------
 Total.............................. $  6,261             $  7,468          $  4,324     $  18,053     100.0%
                                     ========             ========          ========     =========    ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


                                                               December 31, 2014
                                     ------------------------------------------------------------------------
                                        Remaining Tenor of Securities Lending Agreements
                                     ---------------------------------------------------
                                     Open (1)      1 Month or Less     1 to 6 Months       Total   % of Total
                                     --------      ---------------     -------------     --------- ----------
                                                              (In millions)
Cash collateral liability by loaned
  security type
U.S. Treasury and agency............ $  7,346             $  7,401          $  3,912     $  18,659      86.2%
U.S. corporate......................      109                  148                --           257       1.2
Agency RMBS.........................       --                  387             2,015         2,402      11.1
Foreign corporate...................      152                   89                --           241       1.1
Foreign government..................       22                   54                --            76       0.4
                                     --------             --------          --------     ---------    ------
 Total.............................. $  7,629             $  8,079          $  5,927     $  21,635     100.0%
                                     ========             ========          ========     =========    ======

--------

(1)The related loaned security could be returned to the Company on the next business day which would require the Company to immediately return the cash collateral.

  If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell securities to meet the return obligation, it may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both. The estimated fair value of the securities on loan related to the cash collateral on open at December 31, 2015 was $6.1 billion, over 99% of which were U.S. Treasury and agency securities which, if put back to the Company, could be immediately sold to satisfy the cash requirement.

  The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including U.S. Treasury and agency, agency RMBS, ABS, U.S. and foreign corporate securities) with 66% invested in U.S. Treasury and agency securities, agency RMBS, cash equivalents, short-term investments or held in cash. If the securities on loan or the reinvestment portfolio become less liquid, the Company has the liquidity resources of most of its general account available to meet any potential cash demands when securities on loan are put back to the Company.

Invested Assets on Deposit and Pledged as Collateral

  Invested assets on deposit and pledged as collateral are presented below at estimated fair value for all asset classes, except mortgage loans, which are presented at carrying value at:

                                                                  December 31,
                                                             -----------------------
                                                                2015        2014
                                                             ----------- -----------
                                                                  (In millions)
Invested assets on deposit (regulatory deposits)............ $     1,245 $     1,421
Invested assets pledged as collateral (1)...................      19,011      20,712
                                                             ----------- -----------
 Total invested assets on deposit and pledged as collateral. $    20,256 $    22,133
                                                             =========== ===========

--------

(1)The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 4), and derivative transactions (see Note 9).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  See "-- Securities Lending" for information regarding securities on loan and
Note 7 for information regarding investments designated to the closed block.

Purchased Credit Impaired Investments

  Investments acquired with evidence of credit quality deterioration since origination and for which it is probable at the acquisition date that the Company will be unable to collect all contractually required payments are classified as purchased credit impaired ("PCI") investments. For each investment, the excess of the cash flows expected to be collected as of the acquisition date over its acquisition date fair value is referred to as the accretable yield and is recognized as net investment income on an effective yield basis. If subsequently, based on current information and events, it is probable that there is a significant increase in cash flows previously expected to be collected or if actual cash flows are significantly greater than cash flows previously expected to be collected, the accretable yield is adjusted prospectively. The excess of the contractually required payments (including interest) as of the acquisition date over the cash flows expected to be collected as of the acquisition date is referred to as the nonaccretable difference, and this amount is not expected to be realized as net investment income. Decreases in cash flows expected to be collected can result in OTTI.

  The Company's PCI fixed maturity securities were as follows at:

                                                         December 31,
                                                     ---------------------
                                                        2015       2014
                                                     ---------- ----------
                                                         (In millions)
     Outstanding principal and interest balance (1). $    5,139 $    4,614
     Carrying value (2)............................. $    3,937 $    3,651

--------

(1)Represents the contractually required payments, which is the sum of contractual principal, whether or not currently due, and accrued interest.

(2)Estimated fair value plus accrued interest.

  The following table presents information about PCI fixed maturity securities acquired during the periods indicated:

                                                       Years Ended December 31,
                                                       ------------------------
                                                           2015         2014
                                                       -----------   ----------
                                                            (In millions)
 Contractually required payments (including interest). $     1,401    $     820
 Cash flows expected to be collected (1).............. $     1,222    $     644
 Fair value of investments acquired................... $       905    $     433

--------

(1)Represents undiscounted principal and interest cash flow expectations, at the date of acquisition.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


   The following table presents activity for the accretable yield on PCI fixed maturity securities for:

                                                      Years Ended December 31,
                                                      ------------------------
                                                          2015         2014
                                                      -----------  -----------
                                                            (In millions)
 Accretable yield, January 1,........................ $     1,883  $     2,431
 Investments purchased...............................         317          211
 Accretion recognized in earnings....................        (276)        (217)
 Disposals...........................................         (48)         (47)
 Reclassification (to) from nonaccretable difference.         (92)        (495)
                                                      -----------  -----------
 Accretable yield, December 31,...................... $     1,784  $     1,883
                                                      ===========  ===========

Collectively Significant Equity Method Investments

  The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $10.2 billion at December 31, 2015. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $3.4 billion at December 31, 2015. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

  As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss) from continuing operations for only one of the three most recent annual periods: 2013. The Company is providing the following aggregated summarized financial data for such equity method investments, for the most recent annual periods, in order to provide comparative information. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

  The aggregated summarized financial data presented below reflects the latest available financial information and is as of, and for, the years ended
December 31, 2015, 2014 and 2013. Aggregate total assets of these entities totaled $397.9 billion and $351.0 billion at December 31, 2015 and 2014, respectively. Aggregate total liabilities of these entities totaled $64.1 billion and $32.1 billion at December 31, 2015 and 2014, respectively. Aggregate net income (loss) of these entities totaled $23.4 billion, $33.7 billion and $25.0 billion for the years ended December 31, 2015, 2014 and 2013, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


Variable Interest Entities

  The Company has invested in certain structured transactions (including consolidated securitization entities ("CSEs")) that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity.

  The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

  Consolidated VIEs

   Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

   The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2015 and 2014.

                                                   December 31,
                                    ---------------------------------------
                                           2015                2014
                                    ------------------- -------------------
                                      Total     Total     Total     Total
                                     Assets  Liabilities Assets  Liabilities
                                    ------- ----------- ------- -----------
                                                 (In millions)
     Fixed maturity securities (1). $   104 $        50 $   163 $        78
     Other investments (2).........      89          13     121          30
                                    ------- ----------- ------- -----------
      Total........................ $   193 $        63 $   284 $       108
                                    ======= =========== ======= ===========

--------

(1)The Company consolidates certain fixed maturity securities purchased in an investment structure which was partially funded with affiliated long-term debt. The long-term debt bears interest primarily at variable rates, payable on a bi-annual basis. Interest expense related to these obligations, included in other expenses, was $2 million for each of the years ended December 31, 2015, 2014 and 2013.

(2)Other investments is comprised of other invested assets, other limited partnership interests, CSEs reported within FVO securities and real estate joint ventures. The Company consolidates CSEs which are entities that

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)

   are structured as collateralized debt obligations. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company liable for any principal or interest shortfalls should any arise. The Company's exposure was limited to that of its remaining investment in these entities of less than $1 million at estimated fair value at both December 31, 2015 and 2014. The long-term debt bears interest primarily at variable rates, payable on a bi-annual basis. Interest expense related to these obligations, included in other expenses, was less than $1 million, $1 million and $3 million for the years ended December 31, 2015, 2014 and 2013, respectively.

  Effective March 31, 2014, as a result of a quarterly reassessment in the first quarter of 2014, the Company deconsolidated an open ended core real estate fund, based on the terms of a revised partnership agreement. At
December 31, 2013, the Company had consolidated this real estate fund. Assets of the real estate fund are a real estate investment trust which holds primarily traditional core income-producing real estate which has associated liabilities that are primarily non-recourse debt secured by certain real estate assets of the fund. As a result of the deconsolidation in 2014, supplemental disclosures of cash flow information on the consolidated statements of cash flows for the year ended December 31, 2014 includes reductions in redeemable noncontrolling interests, long-term debt and real estate and real estate joint ventures.

Unconsolidated VIEs

  The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                        December 31,
                                        ---------------------------------------------
                                                 2015                   2014
                                        ---------------------- ----------------------
                                                     Maximum                Maximum
                                         Carrying   Exposure    Carrying   Exposure
                                          Amount   to Loss (1)   Amount   to Loss (1)
                                        ---------- ----------- ---------- -----------
                                                        (In millions)
Fixed maturity securities AFS:
 Structured securities (RMBS, CMBS and
   ABS) (2)............................ $   37,061 $   37,061  $   44,302 $   44,302
 U.S. and foreign corporate............      1,593      1,593       1,919      1,919
Other limited partnership interests....      2,874      3,672       3,722      4,833
Other invested assets..................      1,564      2,116       1,683      2,003
Real estate joint ventures.............         31         44          52         74
                                        ---------- ----------  ---------- ----------
 Total................................. $   43,123 $   44,486  $   51,678 $   53,131
                                        ========== ==========  ========== ==========

--------

(1)The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by creditworthy third parties. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)

   credits guaranteed by third parties of $179 million and $212 million at December 31, 2015 and 2014, respectively. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.

  As described in Note 17, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2015, 2014 and 2013.

 Net Investment Income

    The components of net investment income were as follows:

                                                                      Years Ended December 31,
                                                                ------------------------------------
                                                                   2015         2014         2013
                                                                ----------  ------------- ----------
                                                                            (In millions)
Investment income:
 Fixed maturity securities..................................... $    7,930   $    8,260   $    8,279
 Equity securities.............................................         91           86           78
 Trading and FVO securities -- Actively traded and FVO general
   account securities (1)......................................        (15)          23           43
 Mortgage loans................................................      2,514        2,378        2,405
 Policy loans..................................................        435          448          440
 Real estate and real estate joint ventures....................        743          725          699
 Other limited partnership interests...........................        519          721          633
 Cash, cash equivalents and short-term investments.............         25           26           32
 Operating joint venture.......................................          9            2           (4)
 Other.........................................................        202           61           21
                                                                ----------   ----------   ----------
   Subtotal....................................................     12,453       12,730       12,626
 Less: Investment expenses.....................................        876          838          844
                                                                ----------   ----------   ----------
   Subtotal, net...............................................     11,577       11,892       11,782
                                                                ----------   ----------   ----------
FVO CSEs -- interest income:
 Securities....................................................         --            1            3
                                                                ----------   ----------   ----------
   Subtotal....................................................         --            1            3
                                                                ----------   ----------   ----------
     Net investment income..................................... $   11,577   $   11,893   $   11,785
                                                                ==========   ==========   ==========

--------

(1)Changes in estimated fair value subsequent to purchase for securities still held as of the end of the respective years included in net investment income were ($18) million, ($14) million and $4 million for the years ended December 31, 2015, 2014 and 2013, respectively.

    See "-- Variable Interest Entities" for discussion of CSEs.

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  The Company has a trading securities portfolio, principally invested in fixed maturity securities, to support investment strategies that involve the active and frequent purchase and sale of actively traded securities and the execution of short sale agreements. FVO securities include certain fixed maturity and equity securities held-for-investment by the general account to support asset/liability management strategies for certain insurance products and securities held by CSEs.

Net Investment Gains (Losses)

 Components of Net Investment Gains (Losses)

   The components of net investment gains (losses) were as follows:

                                                                                    Years Ended December 31,
                                                                                  ----------------------------
                                                                                    2015       2014      2013
                                                                                  --------   -------   -------
                                                                                         (In millions)
Total gains (losses) on fixed maturity securities:
 Total OTTI losses recognized -- by sector and industry:
   U.S. and foreign corporate securities -- by industry:
     Consumer.................................................................... $    (21)  $    (6)  $   (12)
     Utility.....................................................................      (15)       --       (48)
     Finance.....................................................................       --        --        (4)
     Communications..............................................................       --        --        (2)
                                                                                  --------   -------   -------
          Total U.S. and foreign corporate securities............................      (36)       (6)      (66)
   RMBS..........................................................................      (17)      (20)      (62)
   State and political subdivision...............................................       (1)       --        --
                                                                                  --------   -------   -------
          OTTI losses on fixed maturity securities recognized in earnings........      (54)      (26)     (128)
 Fixed maturity securities -- net gains (losses) on sales and disposals..........     (114)      (99)      177
                                                                                  --------   -------   -------
       Total gains (losses) on fixed maturity securities.........................     (168)     (125)       49
                                                                                  --------   -------   -------
Total gains (losses) on equity securities:
 Total OTTI losses recognized -- by sector:
   Common stock..................................................................      (37)       (5)       (2)
   Non-redeemable preferred stock................................................       --       (16)      (17)
                                                                                  --------   -------   -------
          OTTI losses on equity securities recognized in earnings................      (37)      (21)      (19)
 Equity securities -- net gains (losses) on sales and disposals..................       --        42         6
                                                                                  --------   -------   -------
       Total gains (losses) on equity securities.................................      (37)       21       (13)
                                                                                  --------   -------   -------
Trading and FVO securities -- FVO general account securities.....................       --         1        11
Mortgage loans...................................................................      (90)      (36)       31
Real estate and real estate joint ventures.......................................      430       252       (15)
Other limited partnership interests..............................................      (66)      (69)      (41)
Other............................................................................      (18)     (108)        5
                                                                                  --------   -------   -------
       Subtotal..................................................................       51       (64)       27
                                                                                  --------   -------   -------
FVO CSEs:
 Securities......................................................................       --        --         2
 Long-term debt -- related to securities.........................................       --        (1)       (2)
Non-investment portfolio gains (losses)..........................................      208       208        21
                                                                                  --------   -------   -------
       Subtotal..................................................................      208       207        21
                                                                                  --------   -------   -------
          Total net investment gains (losses).................................... $    259   $   143   $    48
                                                                                  ========   =======   =======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


    See "-- Variable Interest Entities" for discussion of CSEs.

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

    Gains (losses) from foreign currency transactions included within net investment gains (losses) were $125 million, $132 million and less than $1 million for the years ended December 31, 2015, 2014 and 2013, respectively.

 Sales or Disposals and Impairments of Fixed Maturity and Equity Securities

   Investment gains and losses on sales of securities are determined on a specific identification basis. Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) were as shown in the table below.

                                                   Years Ended December 31,
                                -------------------------------------------------------------
                                   2015        2014        2013       2015     2014     2013
                                ----------  ----------  ----------  -------  -------  -------
                                     Fixed Maturity Securities          Equity Securities
                                ----------------------------------  -------------------------
                                                        (In millions)
Proceeds....................... $   60,957  $   44,906  $   45,538  $   105  $   128  $   144
                                ==========  ==========  ==========  =======  =======  =======
Gross investment gains......... $      584  $      260  $      556  $    28  $    46  $    25
Gross investment losses........       (698)       (359)       (379)     (28)      (4)     (19)
OTTI losses....................        (54)        (26)       (128)     (37)     (21)     (19)
                                ----------  ----------  ----------  -------  -------  -------
 Net investment gains (losses). $     (168) $     (125) $       49  $   (37) $    21  $   (13)
                                ==========  ==========  ==========  =======  =======  =======

 Credit Loss Rollforward

   The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI:

                                                                                 Years Ended December 31,
                                                                                 ------------------------
                                                                                     2015         2014
                                                                                 -----------  -----------
                                                                                       (In millions)
Balance at January 1,........................................................... $       263  $       277
Additions:
 Initial impairments -- credit loss OTTI on securities not previously impaired..          14            1
 Additional impairments -- credit loss OTTI on securities previously
   impaired.....................................................................          15           15
Reductions:
 Sales (maturities, pay downs or prepayments) of securities previously impaired
   as credit loss OTTI..........................................................        (102)         (30)
 Increase in cash flows -- accretion of previous credit loss OTTI...............          (2)          --
                                                                                 -----------  -----------
Balance at December 31,......................................................... $       188  $       263
                                                                                 ===========  ===========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


 Related Party Investment Transactions

   The Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                                     Years Ended December 31,
                                                                     -------------------------
                                                                       2015     2014    2013
                                                                     --------- ------- -------
                                                                           (In millions)
Estimated fair value of invested assets transferred to affiliates... $   1,003 $    97 $   781
Amortized cost of invested assets transferred to affiliates......... $     941 $    89 $   688
Net investment gains (losses) recognized on transfers............... $      62 $     8 $    93
Estimated fair value of invested assets transferred from affiliates. $     237 $   882 $   882

   In 2013, prior to the Mergers, the Company transferred invested assets to and from MICC of $751 million and $739 million, respectively, related to the establishment of a custodial account to secure certain policyholder liabilities, which is included in the table above. See Note 6 for additional information on the Mergers.

   In July 2014, prior to the Mergers, the Company purchased from certain affiliates MetLife, Inc. affiliated loans with an unpaid principal balance of $400 million and estimated fair value of $437 million, which are included in the table above. The unpaid principal balance of MetLife, Inc. affiliated loans held by the Company totals $1.9 billion, bear interest at the following fixed rates, payable semiannually, and are due as follows: $250 million at 7.44% due on September 30, 2016, $500 million at 3.54% due on June 30, 2019, $250 million at 3.57% due on October 1, 2019, $445 million at 5.64% due on July 15, 2021 and $480 million at 5.86% due on December 16, 2021. The carrying value of these MetLife, Inc. affiliated loans totaled $2.0 billion at both December 31, 2015 and 2014 which are included in other invested assets. Net investment income from these affiliated loans was $95 million, $92 million and $90 million for the years ended December 31, 2015, 2014 and 2013, respectively.

   As a structured settlements assignment company, the Company purchases annuities from affiliates to fund the periodic structured settlement claim payment obligations it assumes. Each annuity purchased is contractually designated to the assumed claim obligation it funds. The aggregate annuity contract values recorded, for which the Company has also recorded an unpaid claim obligation of equal amounts, were $1.3 billion at December 31, 2015. The related net investment income and corresponding policyholder benefits and claims recognized were $63 million for the year ended December 31, 2015.

   The Company had a surplus note outstanding from American Life Insurance Company, an affiliate, which was included in other invested assets, totaling $100 million at both December 31, 2015 and 2014. The loan, which bears interest at a fixed rate of 3.17%, payable semiannually, is due on June 30, 2020. Net investment income from this surplus note was $3 million and less than $1 million for the years ended December 31, 2015 and 2014, respectively.

   The Company provides investment administrative services to certain affiliates. The related investment administrative service charges to these affiliates were $157 million, $179 million and $172 million for the years ended December 31, 2015, 2014 and 2013, respectively. The Company also earned additional affiliated net investment income of $4 million for each of the years ended December 31, 2015, 2014 and 2013.

   See "-- Mortgage Loans -- Mortgage Loans by Portfolio Segment" for discussion of mortgage loan participation agreements with affiliates.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives

Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 10 for information about the fair value hierarchy for derivatives.

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

  Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps and structured interest rate swaps to synthetically replicate investment risks and returns which are not readily available in the cash market.

Interest Rate Derivatives

  The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, caps, floors, swaptions, futures and forwards.

  Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and nonqualifying hedging relationships.

  The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury, agency, or other fixed maturity security. Structured interest rate swaps are included in interest rate swaps and are not designated as hedging instruments.

  The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in nonqualifying hedging relationships.

  Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)

offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. The Company utilizes swaptions in nonqualifying hedging relationships. Swaptions are included in interest rate options.

  The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow hedging relationships.

  To a lesser extent, the Company uses exchange-traded interest rate futures in nonqualifying hedging relationships.

Foreign Currency Exchange Rate Derivatives

  The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards, to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and nonqualifying hedging relationships.

  In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.

Credit Derivatives

  The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations, repudiation, moratorium, involuntary restructuring or governmental intervention. In each case, payout on a credit default swap is triggered only after the Credit Derivatives Determinations Committee of the International Swaps and Derivatives Association, Inc. ("ISDA") deems that a credit event has occurred. The Company utilizes credit default swaps in nonqualifying hedging relationships.

  The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. Treasury securities, agency securities or other fixed maturity securities. These credit default swaps are not designated as hedging instruments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


  The Company also enters into certain purchased and written credit default swaps held in relation to trading portfolios for the purpose of generating profits on short-term differences in price. These credit default swaps are not designated as hedging instruments.

  The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these transactions as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.

Equity Derivatives

  The Company uses a variety of equity derivatives to reduce its exposure to equity market risk, including equity index options, equity variance swaps, exchange-traded equity futures and total rate of return swaps ("TRRs").

  Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in nonqualifying hedging relationships.

  Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. The Company utilizes equity variance swaps in nonqualifying hedging relationships.

  In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded equity futures are used primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. The Company utilizes exchange-traded equity futures in nonqualifying hedging relationships.

  TRRs are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and the LIBOR, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. The Company uses TRRs to hedge its equity market guarantees in certain of its insurance products. TRRs can be used as hedges or to synthetically create investments. The Company utilizes TRRs in nonqualifying hedging relationships.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


Primary Risks Managed by Derivatives

  The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivatives, excluding embedded derivatives, held at:

  -----------------------------------------------------------------------------
                                                                                      December 31,
                                                             ---------------------------------------------------------------
                                                                          2015                            2014
                                                             ------------------------------- -------------------------------
                                                                        Estimated Fair Value            Estimated Fair Value
                                                                        --------------------            --------------------
                                                               Gross                           Gross
                                                              Notional                        Notional
                           Primary Underlying Risk Exposure    Amount    Assets  Liabilities   Amount    Assets  Liabilities
                           --------------------------------  ---------- -------- ----------- ---------- -------- -----------
                                                                                      (In millions)
Derivatives Designated as Hedging Instruments
Fair value hedges:
  Interest rate swaps..... Interest rate.................... $    5,089 $  2,177    $     11 $    5,632 $  2,031    $     18
  Foreign currency swaps.. Foreign currency exchange rate...      2,133       61         159      2,709       65         101
                                                             ---------- --------    -------- ---------- --------    --------
   Subtotal...............                                        7,222    2,238         170      8,341    2,096         119
                                                             ---------- --------    -------- ---------- --------    --------
Cash flow hedges:
  Interest rate swaps..... Interest rate....................      1,960      426          --      2,191      447          --
  Interest rate forwards.. Interest rate....................         70       15          --         70       18          --
  Foreign currency swaps.. Foreign currency exchange rate...     18,743    1,132       1,376     14,895      501         614
                                                             ---------- --------    -------- ---------- --------    --------
   Subtotal...............                                       20,773    1,573       1,376     17,156      966         614
                                                             ---------- --------    -------- ---------- --------    --------
    Total qualifying hedges.............................         27,995    3,811       1,546     25,497    3,062         733
                                                             ---------- --------    -------- ---------- --------    --------
Derivatives Not Designated or Not Qualifying as Hedging
 Instruments
Interest rate swaps....... Interest rate....................     51,489    2,613       1,197     56,394    2,213       1,072
Interest rate floors...... Interest rate....................     13,701      252          10     36,141      319         108
Interest rate caps........ Interest rate....................     55,136       67           2     41,227      134           1
Interest rate futures..... Interest rate....................      2,023       --           2         70       --          --
Interest rate options..... Interest rate....................      2,295      227           4      6,399      379          15
Synthetic GICs............ Interest rate....................      4,216       --          --      4,298       --          --
Foreign currency swaps.... Foreign currency exchange rate...      8,095      600          94      8,774      359         176
Foreign currency forwards. Foreign currency exchange rate...      3,014       83          36      3,985       92          80
Credit default swaps --
 purchased................ Credit...........................        819       28           8        857        8          11
Credit default swaps --
 written.................. Credit...........................      6,577       51          11      7,419      130           5
Equity futures............ Equity market....................      1,452       15          --        954       10          --
Equity index options...... Equity market....................      7,364      326         349      7,698      328         352
Equity variance swaps..... Equity market....................      5,676       62         160      5,678       60         146
TRRs...................... Equity market....................        952       11           9        911       10          33
                                                             ---------- --------    -------- ---------- --------    --------
    Total non-designated or nonqualifying derivatives...        162,809    4,335       1,882    180,805    4,042       1,999
                                                             ---------- --------    -------- ---------- --------    --------
      Total...........................................       $  190,804 $  8,146    $  3,428 $  206,302 $  7,104    $  2,732
                                                             ========== ========    ======== ========== ========    ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


  Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2015 and 2014. The Company's use of derivatives includes (i) derivatives that serve as macro hedges of the Company's exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules;
(ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; (iii) derivatives that economically hedge embedded derivatives that do not qualify for hedge accounting because the changes in estimated fair value of the embedded derivatives are already recorded in net income; and (iv) written credit default swaps that are used to synthetically create credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

Net Derivative Gains (Losses)

  The components of net derivative gains (losses) were as follows:

                                                       Years Ended December 31,
                                                   -------------------------------
                                                     2015       2014        2013
                                                   --------- ----------  ---------
                                                            (In millions)
Freestanding derivatives and hedging gains
  (losses) (1).................................... $     463 $    1,207  $  (1,205)
Embedded derivatives gains (losses)...............       418       (170)       135
                                                   --------- ----------  ---------
  Total net derivative gains (losses)............. $     881 $    1,037  $  (1,070)
                                                   ========= ==========  =========

--------

(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and nonqualifying hedging relationships, which are not presented elsewhere in this note.

  The following table presents earned income on derivatives:

                                                     Years Ended December 31,
                                                   ----------------------------
                                                     2015      2014      2013
                                                   --------  --------  --------
                                                           (In millions)
Qualifying hedges:
  Net investment income........................... $    227  $    162  $    129
  Interest credited to policyholder account
   balances.......................................       28       106       148
Nonqualifying hedges:
  Net investment income...........................       (5)       (4)       (6)
  Net derivative gains (losses)...................      518       484       450
  Policyholder benefits and claims................        2         8        --
                                                   --------  --------  --------
   Total.......................................... $    770  $    756  $    721
                                                   ========  ========  ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


Nonqualifying Derivatives and Derivatives for Purposes Other Than Hedging

  The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                            Net          Net     Policyholder
                                         Derivative   Investment Benefits and
                                       Gains (Losses) Income (1)  Claims (2)
                                       -------------- ---------- ------------
                                                   (In millions)
   Year Ended December 31, 2015
   Interest rate derivatives..........  $      (243)   $     --    $       --
   Foreign currency exchange rate
     derivatives......................          678          --            --
   Credit derivatives -- purchased....           17          (3)           --
   Credit derivatives -- written......          (57)         --            --
   Equity derivatives.................         (152)        (11)           --
                                        -----------    --------    ----------
     Total............................  $       243    $    (14)   $       --
                                        ===========    ========    ==========
   Year Ended December 31, 2014
   Interest rate derivatives..........  $       314    $     --    $       --
   Foreign currency exchange rate
     derivatives......................          554          --            --
   Credit derivatives -- purchased....           (2)         --            --
   Credit derivatives -- written......           (1)         --            --
   Equity derivatives.................           11         (10)          (10)
                                        -----------    --------    ----------
     Total............................  $       876    $    (10)   $      (10)
                                        ===========    ========    ==========
   Year Ended December 31, 2013
   Interest rate derivatives..........  $    (1,753)   $     --    $       --
   Foreign currency exchange rate
     derivatives......................          (69)         --            --
   Credit derivatives -- purchased....           (6)        (14)           --
   Credit derivatives -- written......          100           1            --
   Equity derivatives.................           --         (22)           --
                                        -----------    --------    ----------
     Total............................  $    (1,728)   $    (35)   $       --
                                        ===========    ========    ==========

--------

(1)Changes in estimated fair value related to economic hedges of equity method investments in joint ventures and derivatives held in relation to trading portfolios.

(2)Changes in estimated fair value related to economic hedges of variable annuity guarantees included in future policy benefits.

Fair Value Hedges

  The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


  The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net derivative gains (losses). The following table presents the amount of such net derivative gains (losses):

                                                               Net Derivative   Net Derivative  Ineffectiveness
                                                               Gains (Losses)   Gains (Losses)   Recognized in
Derivatives in Fair Value      Hedged Items in Fair Value        Recognized     Recognized for  Net Derivative
Hedging Relationships            Hedging Relationships         for Derivatives   Hedged Items   Gains (Losses)
-------------------------  ----------------------------------- ---------------  --------------  ---------------
                                                                                 (In millions)
Year Ended December 31, 2015
Interest rate swaps:       Fixed maturity securities..........     $         4      $       --      $         4
                           Policyholder liabilities (1).......              (4)             (6)             (10)
Foreign currency swaps:    Foreign-denominated fixed maturity
                             securities. .....................              14              (5)               9
                           Foreign-denominated policyholder
                             account balances (2).. ..........            (240)            231               (9)
                                                                   -----------      ----------      -----------
  Total.....................................................       $      (226)     $      220      $        (6)
                                                                   ===========      ==========      ===========
Year Ended December 31, 2014
Interest rate swaps:       Fixed maturity securities..........     $         4      $       (1)     $         3
                           Policyholder liabilities (1).......             649            (635)              14
Foreign currency swaps:    Foreign-denominated fixed maturity
                             securities.... ..................              13             (11)               2
                           Foreign-denominated policyholder
                             account balances (2).. ..........            (283)            270             (13)
                                                                   -----------      ----------      -----------
  Total.....................................................       $       383      $     (377)     $         6
                                                                   ===========      ==========      ===========
Year Ended December 31, 2013
Interest rate swaps:       Fixed maturity securities..........     $        34      $      (33)     $         1
                           Policyholder liabilities (1).......            (800)            807                7
Foreign currency swaps:    Foreign-denominated fixed maturity
                             securities.......................              13             (12)               1
                           Foreign-denominated policyholder
                             account balances (2).............             (98)            112               14
                                                                   -----------      ----------      -----------
  Total.....................................................       $      (851)     $      874      $        23
                                                                   ===========      ==========      ===========

--------

(1)Fixed rate liabilities reported in policyholder account balances or future policy benefits.

(2)Fixed rate or floating rate liabilities.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

  The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities; (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets and liabilities;
(iii) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; (iv) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed-rate investments; and (v) interest rate forwards to hedge forecasted fixed-rate borrowings.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


  In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified amounts from AOCI into net derivative gains (losses). These amounts were $14 million and ($14) million for the years ended December 31, 2015 and 2014, respectively, and were not significant for the year ended December 31, 2013.

  At December 31, 2015 and 2014, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed five years and six years, respectively.

  At December 31, 2015 and 2014, the balance in AOCI associated with cash flow hedges was $2.2 billion and $1.6 billion, respectively.

  The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of equity:

                                                    Amount and Location       Amount and Location
                            Amount of Gains          of Gains (Losses)         of Gains (Losses)
Derivatives in Cash Flow  (Losses) Deferred in       Reclassified from       Recognized in Income
Hedging Relationships     AOCI on Derivatives     AOCI into Income (Loss)    (Loss) on Derivatives
------------------------  -------------------- ----------------------------  ---------------------
                          (Effective Portion)       (Effective Portion)      (Ineffective Portion)
-                         -------------------- ----------------------------  ---------------------
                                               Net Derivative Net Investment    Net Derivative
                                               Gains (Losses)     Income        Gains (Losses)
                                               -------------- -------------- ---------------------
                                                       (In millions)
Year Ended December 31, 2015
Interest rate swaps......      $       76        $       83   $          11   $                 2
Interest rate forwards...              (3)                4               2                    --
Foreign currency swaps...             (92)             (679)             (1)                    7
Credit forwards..........              --                 1               1                    --
                               ----------        ----------   -------------   -------------------
  Total..................      $      (19)       $     (591)  $          13   $                 9
                               ==========        ==========   =============   ===================
Year Ended December 31, 2014
Interest rate swaps......      $      587        $       41   $           9   $                 3
Interest rate forwards...              34                (8)              2                    --
Foreign currency swaps...             (15)             (725)             (2)                    2
Credit forwards..........              --                --               1                    --
                               ----------        ----------   -------------   -------------------
  Total..................      $      606        $     (692)  $          10   $                 5
                               ==========        ==========   =============   ===================
Year Ended December 31, 2013
Interest rate swaps......      $     (511)       $       20   $           8   $                (3)
Interest rate forwards...             (43)                1               2                    --
Foreign currency swaps...            (120)              (15)             (3)                    2
Credit forwards..........              (3)               --               1                    --
                               ----------        ----------   -------------   -------------------
  Total..................      $     (677)       $        6   $           8   $                (1)
                               ==========        ==========   =============   ===================

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  At December 31, 2015, $93 million of deferred net gains (losses) on derivatives in AOCI was expected to be reclassified to earnings within the next 12 months.

Credit Derivatives

  In connection with synthetically created credit investment transactions and credit default swaps held in relation to the trading portfolio, the Company writes credit default swaps for which it receives a premium to insure credit risk.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)

Such credit derivatives are included within the nonqualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $6.6 billion and $7.4 billion at December 31, 2015 and 2014, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps. At December 31, 2015 and 2014, the Company would have received $40 million and $125 million, respectively, to terminate all of these contracts.

  The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                         December 31,
                                         -----------------------------------------------------------------------------
                                                          2015                                   2014
                                         -------------------------------------- --------------------------------------
                                                       Maximum                                Maximum
                                         Estimated      Amount                  Estimated      Amount
                                         Fair Value   of Future      Weighted   Fair Value   of Future      Weighted
                                         of Credit  Payments under   Average    of Credit  Payments under   Average
Rating Agency Designation of Referenced   Default   Credit Default   Years to    Default   Credit Default   Years to
Credit Obligations (1)                     Swaps        Swaps      Maturity (2)   Swaps        Swaps      Maturity (2)
---------------------------------------  ---------- -------------- ------------ ---------- -------------- ------------
                                               (In millions)                          (In millions)
   Aaa/Aa/A
   Single name credit default swaps
     (corporate)........................  $     2    $        245      2.5       $      5   $        415      2.2
   Credit default swaps referencing
     indices............................        5           1,366      3.3             10          1,566      2.7
                                         ---------- --------------              ---------- --------------
    Subtotal............................        7           1,611      3.2             15          1,981      2.6
                                         ---------- --------------              ---------- --------------
   Baa
   Single name credit default swaps
     (corporate)........................        5             752      2.6             15          1,002      2.8
   Credit default swaps referencing
     indices............................       21           3,452      4.8             59          3,687      4.5
                                         ---------- --------------              ---------- --------------
    Subtotal............................       26           4,204      4.4             74          4,689      4.1
                                         ---------- --------------              ---------- --------------
   Ba
   Single name credit default swaps
     (corporate)........................       (2)             60      2.2             --             60      3.0
   Credit default swaps referencing
     indices............................       (1)            100      1.0             (1)           100      2.0
                                         ---------- --------------              ---------- --------------
    Subtotal............................       (3)            160      1.4             (1)           160      2.4
                                         ---------- --------------              ---------- --------------
   B
   Single name credit default swaps
     (corporate)........................       --              --       --             --             --       --
   Credit default swaps referencing
     indices............................       10             602      4.9             37            589      4.9
                                         ---------- --------------              ---------- --------------
    Subtotal............................       10             602      4.9             37            589      4.9
                                         ---------- --------------              ---------- --------------
      Total.............................  $    40    $      6,577      4.1       $    125   $      7,419      3.8
                                         ========== ==============              ========== ==============

--------

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)

(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

  The Company has also entered into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. As a result, the maximum amounts of potential future recoveries available to offset the $6.6 billion and $7.4 billion from the table above were $70 million and $60 million at December 31, 2015 and 2014, respectively.

  Written credit default swaps held in relation to the trading portfolio amounted to $20 million and $15 million in gross notional amount and ($2) million and $1 million in estimated fair value at December 31, 2015 and 2014, respectively.

Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

  The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are generally governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the Company is permitted to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. Substantially all of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

  The Company's OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

  See Note 10 for a description of the impact of credit risk on the valuation of derivatives.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


  The estimated fair values of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

                                                                                              December 31,
                                                                              --------------------------------------------
                                                                                       2015                   2014
                                                                              ---------------------  ---------------------
Derivatives Subject to a Master Netting Arrangement or a Similar Arrangement    Assets   Liabilities   Assets   Liabilities
----------------------------------------------------------------------------  ---------  ----------- ---------  -----------
                                                                                              (In millions)
     Gross estimated fair value of derivatives:
      OTC-bilateral (1)...................................................... $   7,368   $   2,667  $   6,497   $   2,092
      OTC-cleared (1)........................................................       909         783        740         682
      Exchange-traded........................................................        15           2         10          --
                                                                              ---------   ---------  ---------   ---------
        Total gross estimated fair value of derivatives (1)..................     8,292       3,452      7,247       2,774
     Amounts offset on the consolidated balance sheets.......................        --          --         --          --
                                                                              ---------   ---------  ---------   ---------
     Estimated fair value of derivatives presented on the consolidated
       balance sheets (1)....................................................     8,292       3,452      7,247       2,774
     Gross amounts not offset on the consolidated balance sheets:
     Gross estimated fair value of derivatives: (2)
      OTC-bilateral..........................................................    (2,117)     (2,117)    (1,742)     (1,742)
      OTC-cleared............................................................      (776)       (776)      (638)       (638)
      Exchange-traded........................................................        --          --         --          --
     Cash collateral: (3), (4)
      OTC-bilateral..........................................................    (3,705)         (3)    (2,470)         (2)
      OTC-cleared............................................................      (119)         --        (97)        (40)
      Exchange-traded........................................................        --          --         --          --
     Securities collateral: (5)
      OTC-bilateral..........................................................    (1,345)       (541)    (2,161)       (333)
      OTC-cleared............................................................        --          --         --          (3)
      Exchange-traded........................................................        --          --         --          --
                                                                              ---------   ---------  ---------   ---------
     Net amount after application of master netting agreements and
       collateral............................................................ $     230   $      15  $     139   $      16
                                                                              =========   =========  =========   =========

--------

(1)At December 31, 2015 and 2014, derivative assets included income or expense accruals reported in accrued investment income or in other liabilities of $146 million and $143 million, respectively, and derivative liabilities included income or expense accruals reported in accrued investment income or in other liabilities of $24 million and $42 million, respectively.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives is included in cash and cash equivalents, short-term investments or in fixed maturity securities, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet. In certain instances, cash collateral pledged to the Company as initial margin for OTC-bilateral derivatives is held in separate custodial accounts and is not recorded on the Company's balance sheet because the account

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)

   title is in the name of the counterparty (but segregated for the benefit of the Company). The amount of this off-balance sheet collateral was $0 and $138 million at December 31, 2015 and 2014, respectively.

(4)The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on exchange-traded and OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2015 and 2014, the Company received excess cash collateral of $17 million and $0, respectively, and provided excess cash collateral of $58 million and $31 million, respectively, which is not included in the table above due to the foregoing limitation.

(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2015 none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2015 and 2014, the Company received excess securities collateral with an estimated fair value of $71 million and $243 million, respectively, for its OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2015 and 2014, the Company provided excess securities collateral with an estimated fair value of $81 million and $57 million, respectively, for its OTC-bilateral derivatives, and $239 million and $155 million, respectively, for its OTC-cleared derivatives, and $15 million and $17 million, respectively, for its exchange-traded derivatives, which are not included in the table above due to the foregoing limitation.

  The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the estimated fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include financial strength-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the financial strength ratings of Metropolitan Life Insurance Company, or its subsidiaries, as applicable, and/or the credit ratings of the counterparty. In addition, certain of the Company's netting agreements for derivatives contain provisions that require both Metropolitan Life Insurance Company, or its subsidiaries, as applicable, and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody's and S&P. If a party's financial strength or credit ratings were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


  The following table presents the estimated fair value of the Company's OTC-bilateral derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that Metropolitan Life Insurance Company, or its subsidiaries, as applicable, would be required to provide if there was a one-notch downgrade in such companies' financial strength rating at the reporting date or if such companies' financial strength rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. OTC-bilateral derivatives that are not subject to collateral agreements are excluded from this table.

                                                                        December 31,
                                              -----------------------------------------------------------------
                                                            2015                             2014
                                              -------------------------------- --------------------------------
                                              Derivatives Derivatives          Derivatives Derivatives
                                              Subject to  Not Subject          Subject to  Not Subject
                                               Financial  to Financial          Financial  to Financial
                                               Strength-   Strength-            Strength-   Strength-
                                              Contingent   Contingent          Contingent   Contingent
                                              Provisions   Provisions   Total  Provisions   Provisions   Total
                                              ----------- ------------ ------- ----------- ------------ -------
                                                                        (In millions)
Estimated fair value of derivatives in a net
  liability position (1).....................  $      547   $        3 $   550  $      334    $       4 $   338
Estimated Fair Value of Collateral Provided
 Fixed maturity securities...................  $      622   $       -- $   622  $      390    $      -- $   390
 Cash........................................  $       --   $        4 $     4  $       --    $       2 $     2
Fair Value of Incremental Collateral
  Provided Upon
 One-notch downgrade in financial strength
   rating....................................  $       --   $       -- $    --  $       --    $      -- $    --
 Downgrade in financial strength rating to a
   level that triggers full overnight
   collateralization or termination of the
   derivative position.......................  $       --   $       -- $    --  $       --    $      -- $    --

--------

(1)After taking into consideration the existence of netting agreements.

Embedded Derivatives

  The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs; affiliated assumed reinsurance of guaranteed minimum benefits related to GMWBs, GMABs, and certain GMIBs; funds withheld on ceded reinsurance and affiliated funds withheld on ceded reinsurance; funding agreements with equity or bond indexed crediting rates; and certain debt and equity securities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)

  The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                         December 31,
                                                                      -----------------
                                            Balance Sheet Location      2015      2014
                                           -------------------------- --------  -------
                                                                        (In millions)
Net embedded derivatives within asset
  host contracts:
  Ceded guaranteed minimum benefits....... Premiums, reinsurance and
                                             other receivables....... $    712  $   657
  Options embedded in debt or equity
   securities............................. Investments...............     (142)    (150)
                                                                      --------  -------
   Net embedded derivatives within asset host contracts...........    $    570  $   507
                                                                      ========  =======
Net embedded derivatives within liability
  host contracts:
  Direct guaranteed minimum benefits...... Policyholder account
                                             balances................ $   (284) $  (548)
  Assumed guaranteed minimum benefits..... Policyholder account
                                             balances................      126       72
  Funds withheld on ceded reinsurance..... Other liabilities.........      687    1,200
  Other................................... Policyholder account
                                             balances................       (3)       7
                                                                      --------  -------
   Net embedded derivatives within liability host contracts.......    $    526  $   731
                                                                      ========  =======

    The following table presents changes in estimated fair value related to embedded derivatives:

                                                    Years Ended December 31,
                                              ------------------------------------
                                                  2015        2014        2013
                                              ------------ ----------- -----------
                                                         (In millions)
Net derivative gains (losses) (1), (2)....... $        418 $     (170) $       135

--------

(1)The valuation of direct and assumed guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were $29 million, $14 million and ($42) million for the years ended December 31, 2015, 2014 and 2013, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were ($4) million, ($9) million and $125 million for the years ended December 31, 2015, 2014 and 2013, respectively.

(2)See Note 6 for discussion of affiliated net derivative gains (losses).

Related Party Freestanding Derivative Transactions

  In November 2014, as part of the settlement of related party reinsurance transactions, the Company acquired derivatives from an affiliate. The estimated fair value of freestanding derivative assets and liabilities acquired were $740 million and $754 million, respectively. See Note 6 for additional information regarding related party reinsurance transactions in connection with the Mergers.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value

  When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

  Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

  Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


Recurring Fair Value Measurements

  The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below.

                                                                   December 31, 2015
                                                   -------------------------------------------------
                                                         Fair Value Hierarchy
                                                   ---------------------------------
                                                                                             Total Estimated
                                                    Level 1        Level 2       Level 3       Fair Value
                                                   ----------    -----------    ----------   ---------------
                                                                        (In millions)
Assets
Fixed maturity securities:
 U.S. corporate................................... $       --    $    56,848    $    4,709       $    61,557
 U.S. Treasury and agency.........................     23,015         16,678            --            39,693
 Foreign corporate................................         --         23,222         3,573            26,795
 RMBS.............................................         --         20,585         3,330            23,915
 State and political subdivision..................         --          6,941            33             6,974
 CMBS.............................................         --          6,361           218             6,579
 ABS..............................................         --          5,699           868             6,567
 Foreign government...............................         --          3,331           275             3,606
                                                   ----------    -----------    ----------       -----------
   Total fixed maturity securities................     23,015        139,665        13,006           175,686
                                                   ----------    -----------    ----------       -----------
Equity securities.................................        424          1,197           328             1,949
Trading and FVO securities:
 Actively traded securities.......................         --            400             4               404
 FVO general account securities...................         --             --            15                15
 FVO securities held by CSEs......................         --              2            10                12
                                                   ----------    -----------    ----------       -----------
   Total trading and FVO securities...............         --            402            29               431
                                                   ----------    -----------    ----------       -----------
Short-term investments............................      1,513          3,882           200             5,595
Residential mortgage loans -- FVO.................         --             --           314               314
Derivative assets: (1)
 Interest rate....................................         --          5,762            15             5,777
 Foreign currency exchange rate...................         --          1,876            --             1,876
 Credit...........................................         --             72             7                79
 Equity market....................................         15            282           117               414
                                                   ----------    -----------    ----------       -----------
   Total derivative assets........................         15          7,992           139             8,146
                                                   ----------    -----------    ----------       -----------
Net embedded derivatives within asset host
 contracts (2)....................................         --             --           712               712
Separate account assets (3).......................     23,498        110,921         1,520           135,939
                                                   ----------    -----------    ----------       -----------
     Total assets................................. $   48,465    $   264,059    $   16,248       $   328,772
                                                   ==========    ===========    ==========       ===========
Liabilities
Derivative liabilities: (1)
 Interest rate.................................... $        2    $     1,224    $       --       $     1,226
 Foreign currency exchange rate...................         --          1,665            --             1,665
 Credit...........................................         --             17             2                19
 Equity market....................................         --            358           160               518
                                                   ----------    -----------    ----------       -----------
   Total derivative liabilities...................          2          3,264           162             3,428
                                                   ----------    -----------    ----------       -----------
Net embedded derivatives within liability host
 contracts (2)....................................         --             --           526               526
Long-term debt....................................         --             50            36                86
Long-term debt of CSEs -- FVO.....................         --             --            11                11
Trading liabilities (4)...........................        103             50            --               153
                                                   ----------    -----------    ----------       -----------
     Total liabilities............................ $      105    $     3,364    $      735       $     4,204
                                                   ==========    ===========    ==========       ===========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


                                                            December 31, 2014
                                              ----------------------------------------------
                                                   Fair Value Hierarchy
                                              ------------------------------
                                                                             Total Estimated
                                               Level 1   Level 2    Level 3    Fair Value
                                              --------- ---------- --------- ---------------
                                                              (In millions)
Assets
Fixed maturity securities:
  U.S. corporate............................. $      -- $   60,420 $   4,937   $      65,357
  U.S. Treasury and agency...................    21,625     17,445        --          39,070
  Foreign corporate..........................        --     26,227     3,591          29,818
  RMBS.......................................        --     24,534     3,629          28,163
  State and political subdivision............        --      6,520        --           6,520
  CMBS.......................................        --      7,464       449           7,913
  ABS........................................        --      6,734     1,492           8,226
  Foreign government.........................        --      3,642       202           3,844
                                              --------- ---------- ---------   -------------
   Total fixed maturity securities...........    21,625    152,986    14,300         188,911
                                              --------- ---------- ---------   -------------
Equity securities............................       584      1,266       215           2,065
Trading and FVO securities:
  Actively traded securities.................        22        627         5             654
  FVO general account securities.............        --         22        14              36
  FVO securities held by CSEs................        --          3        12              15
                                              --------- ---------- ---------   -------------
   Total trading and FVO securities..........        22        652        31             705
                                              --------- ---------- ---------   -------------
Short-term investments (5)...................       860      3,091       230           4,181
Residential mortgage loans -- FVO............        --         --       308             308
Derivative assets: (1)
  Interest rate..............................        --      5,524        17           5,541
  Foreign currency exchange rate.............        --      1,010         7           1,017
  Credit.....................................        --        125        13             138
  Equity market..............................        10        279       119             408
                                              --------- ---------- ---------   -------------
   Total derivative assets...................        10      6,938       156           7,104
                                              --------- ---------- ---------   -------------
Net embedded derivatives within asset host
  contracts (2)..............................        --         --       657             657
Separate account assets (3)..................    26,119    111,601     1,615         139,335
                                              --------- ---------- ---------   -------------
     Total assets............................ $  49,220 $  276,534 $  17,512   $     343,266
                                              ========= ========== =========   =============
Liabilities
Derivative liabilities: (1)
  Interest rate.............................. $      -- $    1,214 $      --   $       1,214
  Foreign currency exchange rate.............        --        971        --             971
  Credit.....................................        --         15         1              16
  Equity market..............................        --        382       149             531
                                              --------- ---------- ---------   -------------
   Total derivative liabilities..............        --      2,582       150           2,732
                                              --------- ---------- ---------   -------------
Net embedded derivatives within liability
  host contracts (2).........................        --          7       724             731
Long-term debt...............................        --         82        35             117
Long-term debt of CSEs -- FVO................        --         --        13              13
Trading liabilities (4)......................       215         24        --             239
                                              --------- ---------- ---------   -------------
     Total liabilities....................... $     215 $    2,695 $     922   $       3,832
                                              ========= ========== =========   =============

--------

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


(1)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.

(2)Net embedded derivatives within asset host contracts are presented primarily within premiums, reinsurance and other receivables on the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities on the consolidated balance sheets. At December 31, 2015 and 2014, debt and equity securities also included embedded derivatives of ($142) million and ($150) million, respectively.

(3)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(4)Trading liabilities are presented within other liabilities on the consolidated balance sheets.

(5)Short-term investments as presented in the tables above differ from the amounts presented on the consolidated balance sheets because certain short-term investments are not measured at estimated fair value on a recurring basis.

  The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

 Investments

  Valuation Controls and Procedures

    On behalf of the Company and MetLife, Inc.'s Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of senior management, provides oversight of control systems and valuation policies for securities, mortgage loans and derivatives. On a quarterly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third-party pricing providers and the controls and procedures to evaluate third-party pricing. Periodically, the Chief Accounting Officer reports to the Audit Committee of the Board of Directors of each of MetLife, Inc. and Metropolitan Life Insurance Company regarding compliance with fair value accounting standards.

    The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)

  consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by considering such pricing relative to the Company's knowledge of the current market dynamics and current pricing for similar financial instruments. While independent non-binding broker quotations are utilized, they are not used for a significant portion of the portfolio. For example, fixed maturity securities priced using independent non-binding broker quotations represent less than 1% of the total estimated fair value of fixed maturity securities and 5% of the total estimated fair value of Level 3 fixed maturity securities at December 31, 2015.

    The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

  Securities, Short-term Investments, Long-term Debt, Long-term Debt of CSEs -- FVO and Trading Liabilities

    When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

    When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


    The estimated fair value of FVO securities held by CSEs, long-term debt, long-term debt of CSEs -- FVO and trading liabilities is determined on a basis consistent with the methodologies described herein for securities.

    The valuation of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

                                     Level 2                   Level 3
         Instrument             Observable Inputs        Unobservable Inputs
   -----------------------------------------------------------------------------
   Fixed Maturity Securities
   -----------------------------------------------------------------------------
     U.S. corporate and Foreign corporate securities
   -----------------------------------------------------------------------------
                             Valuation Techniques:     Valuation Techniques:
                              Principally the market   Principally the market
                              and income approaches.   approach.
                             Key Inputs:               Key Inputs:
                             . quoted prices in        . illiquidity premium
                                markets that are not
                                active
                             . benchmark yields;       . delta spread
                                spreads off benchmark     adjustments to
                                yields; new issuances;    reflect specific
                                issuer rating             credit-related issues
                             . trades of identical     . credit spreads
                                or comparable
                                securities; duration
                             . Privately-placed        . quoted prices in
                                securities are valued     markets that are not
                                using the additional      active for identical
                                key inputs:               or similar securities
                              . market yield curve;       that are less liquid
                                 call provisions          and based on lower
                              . observable prices         levels of trading
                                 and spreads for          activity than
                                 similar public or        securities classified
                                 private securities       in Level 2
                                 that incorporate the  . independent
                                 credit quality and       non-binding broker
                                 industry sector of       quotations
                                 the issuer
                              . delta spread
                                 adjustments to
                                 reflect specific
                                 credit-related issues
   -----------------------------------------------------------------------------
     U.S. Treasury and agency, State and political subdivision and Foreign government securities
   -----------------------------------------------------------------------------
                             Valuation Techniques:     Valuation Techniques:
                             Principally the market    Principally the market
                             approach.                 approach.
                             Key Inputs:               Key Inputs:
                             . quoted prices in        . independent
                                markets that are not      non-binding broker
                                active                    quotations
                             . benchmark U.S.          . quoted prices in
                                Treasury yield or         markets that are not
                                other yields              active for identical
                             . the spread off the         or similar securities
                                U.S. Treasury yield       that are less liquid
                                curve for the             and based on lower
                                identical security        levels of trading
                             . issuer ratings and         activity than
                                issuer spreads;           securities classified
                                broker-dealer quotes      in Level 2
                             . comparable securities
                                that are actively
                                traded
                                                       . credit spreads
   -----------------------------------------------------------------------------
     Structured securities comprised of RMBS, CMBS and ABS
   -----------------------------------------------------------------------------
                             Valuation Techniques:     Valuation Techniques:
                              Principally the market    Principally the market
                              and income approaches.    and income approaches.
                             Key Inputs:               Key Inputs:
                             . quoted prices in        . credit spreads
                                markets that are not
                                active
                             . spreads for actively    . quoted prices in
                                traded securities;        markets that are not
                                spreads off benchmark     active for identical
                                yields                    or similar securities
                             . expected prepayment        that are less liquid
                                speeds and volumes        and based on lower
                             . current and                levels of trading
                                forecasted loss           activity than
                                severity; ratings;        securities classified
                                geographic region         in Level 2
                             . weighted average        . independent
                                coupon and weighted       non-binding broker
                                average maturity          quotations
                             . average delinquency
                                rates; debt-service
                                coverage ratios
                             . issuance-specific
                                information,
                                including, but not
                                limited to:
                              . collateral type;
                                 structure of the
                                 security; vintage of
                                 the loans
                              . payment terms of the
                                 underlying assets
                              . payment priority
                                 within the tranche;
                                 deal performance

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


                                    Level 2                    Level 3
       Instrument              Observable Inputs         Unobservable Inputs
--------------------------------------------------------------------------------
Equity Securities
--------------------------------------------------------------------------------
                           Valuation Techniques:      Valuation Techniques:
                            Principally the market     Principally the market
                            approach.                  and income approaches.
                           Key Input:                 Key Inputs:
                           . quoted prices in
                              markets that are not    . credit ratings;
                              considered active          issuance structures
                                                      . quoted prices in
                                                         markets that are not
                                                         active for identical or
                                                         similar securities that
                                                         are less liquid and
                                                         based on lower levels
                                                         of trading activity
                                                         than securities
                                                         classified in Level 2
                                                      . independent non-binding
                                                         broker quotations
--------------------------------------------------------------------------------
  Trading and FVO securities and Short-term investments
--------------------------------------------------------------------------------
                           . Trading and FVO          . Trading and FVO
                              securities and             securities and
                              short-term investments     short-term investments
                              are of a similar nature    are of a similar nature
                              and class to the fixed     and class to the fixed
                              maturity and equity        maturity and equity
                              securities described       securities described
                              above; accordingly, the    above; accordingly, the
                              valuation techniques and   valuation techniques
                              observable inputs used     and unobservable inputs
                              in their valuation are     used in their valuation
                              also similar to those      are also similar to
                              described above.           those described above.
--------------------------------------------------------------------------------
Mortgage Loans -- FVO
--------------------------------------------------------------------------------
  Residential mortgage loans -- FVO
--------------------------------------------------------------------------------
                           . N/A                      Valuation Techniques:
                                                       Principally the market
                                                       approach, including
                                                       matrix pricing or other
                                                       similar techniques.
                                                      Key Inputs: Inputs that
                                                       are unobservable or
                                                       cannot be derived
                                                       principally from, or
                                                       corroborated by,
                                                       observable market data
--------------------------------------------------------------------------------
Separate Account Assets (1)
--------------------------------------------------------------------------------
  Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
--------------------------------------------------------------------------------
                           Key Input:                 . N/A
                           . quoted prices or
                              reported NAV
                              provided by the
                              fund managers
--------------------------------------------------------------------------------
  Other limited partnership interests
--------------------------------------------------------------------------------
                           . N/A                      Valuation Techniques:
                                                       Valued giving
                                                       consideration to the
                                                       underlying holdings of
                                                       the partnerships and by
                                                       applying a premium or
                                                       discount, if appropriate.
                                                      Key Inputs:
                                                      . liquidity; bid/ask
                                                         spreads; performance
                                                         record of the fund
                                                         manager
                                                      . other relevant
                                                         variables that may
                                                         impact the exit value
                                                         of the particular
                                                         partnership interest
--------------------------------------------------------------------------------

--------

(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. Fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents are similar in nature to the instruments described under "-- Securities, Short-term Investments, Other Investments, Long-term Debt of CSEs -- FVO and Trading Liabilities" and "-- Derivatives -- Freestanding Derivatives Valuation Techniques and Key Inputs."

 Derivatives

   The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)

 valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "-- Investments."

   The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

   Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

   The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

  Freestanding Derivatives Valuation Techniques and Key Inputs

    Level 2

    This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3.

    Level 3

    These valuation methodologies generally use the same inputs as described in the corresponding sections for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)

    Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. Key inputs are as follows:

             Instrument                            Interest Rate                    Foreign Currency
                                                                                     Exchange Rate
-----------------------------------------------------------------------------------------------------------
Inputs common to Level 2 and Level 3   . swap yield curve                     .swap yield curve
 by instrument type                    . basis curves                         .basis curves
                                       . interest rate volatility (1)         .currency spot rates
                                                                              .cross currency basis curves
-----------------------------------------------------------------------------------------------------------
Level 3                                . swap yield curve (2)                 .swap yield curve (2)
                                       . basis curves (2)                     .basis curves (2)
                                                                              .cross currency basis
                                                                              .curves (2)
                                                                              .currency correlation

             Instrument                            Interest Rate                        Credit

---------------------------------------------------------------------------------------------------------
Inputs common to Level 2 and Level 3   . swap yield curve                     .swap yield curve
 by instrument type                    . basis curves                         .credit curves
                                       . interest rate volatility (1)         .recovery rates

---------------------------------------------------------------------------------------------------------
Level 3                                . swap yield curve (2)                 .swap yield curve (2)
                                       . basis curves (2)                     .credit curves (2)
                                                                              .credit spreads
                                                                              .repurchase rates
                                                                              .  independent non-binding
                                                                               broker quotations

             Instrument                            Interest Rate                     Equity Market

----------------------------------------------------------------------------------------------------------
Inputs common to Level 2 and Level 3   . swap yield curve                     . swap yield curve
 by instrument type                    . basis curves                         . spot equity index levels
                                       . interest rate volatility (1)         . dividend yield curves
                                                                              . equity volatility (1)
----------------------------------------------------------------------------------------------------------
Level 3                                . swap yield curve (2)                 . dividend yield curves (2)
                                       . basis curves (2)                     . equity volatility (1), (2)
                                                                              .  correlation between model
                                                                               inputs (1)



--------

(1)Option-based only.

(2)Extrapolation beyond the observable limits of the curve(s).

  Embedded Derivatives

    Embedded derivatives principally include certain direct, assumed and ceded variable annuity guarantees, certain affiliated ceded reinsurance agreements related to such variable annuity guarantees, equity or bond indexed crediting rates within certain funding agreements and those related to funds withheld on ceded reinsurance agreements. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

    The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs contain embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

    The Company's actuarial department calculates the fair value of these embedded derivatives, which are estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior. The calculation is based on in-force business, and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk-free rates.

    Capital market assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)

    The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc.

    Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

    The Company ceded the risk associated with certain of the GMIBs, GMABs and GMWBs previously described. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables on the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

    The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in "-- Investments -- Securities, Short-term Investments, Long-term Debt of CSEs -- FVO and Trading Liabilities." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

    The estimated fair value of the embedded equity and bond indexed derivatives contained in certain funding agreements is determined using market standard swap valuation models and observable market inputs, including a nonperformance risk adjustment. The estimated fair value of these embedded derivatives are included, along with their funding agreements host, within policyholder account balances with changes in estimated fair value recorded in net derivative gains (losses). Changes in equity and bond indices, interest rates and the Company's credit standing may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


  Embedded Derivatives Within Asset and Liability Host Contracts

  Level 3 Valuation Techniques and Key Inputs:

   Direct and assumed guaranteed minimum benefits

     These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

   Reinsurance ceded on certain guaranteed minimum benefits

     These embedded derivatives are principally valued using the income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those described above in "-- Direct and assumed guaranteed minimum benefits" and also include counterparty credit spreads.

   Embedded derivatives within funds withheld related to certain ceded reinsurance

     These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

 Transfers between Levels

   Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

  Transfers between Levels 1 and 2:

    For assets and liabilities measured at estimated fair value and still held at December 31, 2015, transfers between Levels 1 and 2 were not significant. For assets and liabilities measured at estimated fair value and still held at December 31, 2014, there were no transfers between Levels 1 and 2.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


  Transfers into or out of Level 3:

    Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

  Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

  The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

                                                                                      December 31, 2015
                                                                                -----------------------------
                                                          Significant                                 Weighted
                               Valuation Techniques   Unobservable Inputs             Range          Average (1)
                               --------------------- -----------------------    -----------------    -----------
Fixed maturity securities (3)
U.S. corporate and foreign                            Delta spread
 corporate....................  Matrix pricing           adjustments (4)           (65)   -      240      37
                                                      Offered quotes (5)            39    -       96      60
                                Market pricing        Quoted prices (5)             --    -      385     125
                                Consensus pricing     Offered quotes (5)           100    -      119     103
                               ----------------------------------------------------------------------------------
RMBS..........................  Market pricing        Quoted prices (5)             19    -      121      92
                               ----------------------------------------------------------------------------------
ABS...........................  Market pricing        Quoted prices (5)             16    -      103     100
                                Consensus pricing     Offered quotes (5)            97    -      105      99
                               ----------------------------------------------------------------------------------
Derivatives
Interest rate.................  Present value         Swap yield (7)               307    -      307
                                   techniques
                               ----------------------------------------------------------------------------------
Foreign currency exchange       Present value         Correlation (8)               --    -       --
 rate.........................     techniques
                               ----------------------------------------------------------------------------------
Credit........................  Present value         Credit spreads (9)            98    -      100
                                   techniques
                                Consensus pricing     Offered quotes (10)
                               ----------------------------------------------------------------------------------
Equity market.................  Present value         Volatility (12)              17%    -      36%
                                   techniques or
                                   option pricing
                                   models
                                                      Correlation (8)              70%    -      70%
                               ----------------------------------------------------------------------------------
Embedded derivatives
Direct, assumed and ceded       Option pricing        Mortality rates:
 guaranteed minimum                techniques            Ages 0 - 40                0%    -    0.09%
 benefits.....................
                                                         Ages 41 - 60            0.04%    -    0.65%
                                                         Ages 61 - 115           0.26%    -     100%
                                                      Lapse rates:
                                                         Durations 1 - 10        0.25%    -     100%
                                                         Durations 11 - 20          3%    -     100%
                                                         Durations 21 - 116         3%    -     100%
                                                      Utilization rates             0%    -      25%
                                                      Withdrawal rates           0.25%    -      10%
                                                      Long-term equity
                                                        volatilities            17.40%    -      25%
                                                      Nonperformance risk        0.04%    -    0.52%
                                                         spread

                                                                                      December 31, 2014
                                                                                -----------------------------
                                                          Significant                                 Weighted
                               Valuation Techniques   Unobservable Inputs             Range          Average (1)
                               --------------------- -----------------------    -----------------    -----------
Fixed maturity securities (3)
U.S. corporate and foreign                            Delta spread
 corporate....................  Matrix pricing           adjustments (4)           (40)   -      240      39
                                                      Offered quotes (5)            64    -      130      96
                                Market pricing        Quoted prices (5)             --    -      590     126
                                Consensus pricing     Offered quotes (5)            98    -      126     101
                               ----------------------------------------------------------------------------------
RMBS..........................  Market pricing        Quoted prices (5)             22    -      120      97
                               ----------------------------------------------------------------------------------
ABS...........................  Market pricing        Quoted prices (5)             15    -      110     100
                                Consensus pricing     Offered quotes (5)            56    -      106      98
                               ----------------------------------------------------------------------------------
Derivatives
Interest rate.................  Present value         Swap yield (7)               290    -      290
                                   techniques
                               ----------------------------------------------------------------------------------
Foreign currency exchange       Present value         Correlation (8)              40%    -      55%
 rate.........................     techniques
                               ----------------------------------------------------------------------------------
Credit........................  Present value         Credit spreads (9)            98    -      100
                                   techniques
                                Consensus pricing     Offered quotes (10)
                               ----------------------------------------------------------------------------------
Equity market.................  Present value         Volatility (12)              15%    -      27%
                                   techniques or
                                   option pricing
                                   models
                                                      Correlation (8)              70%    -      70%
                               ----------------------------------------------------------------------------------
Embedded derivatives
Direct, assumed and ceded       Option pricing        Mortality rates:
 guaranteed minimum                techniques            Ages 0 - 40                0%    -    0.10%
 benefits.....................
                                                         Ages 41 - 60            0.04%    -    0.65%
                                                         Ages 61 - 115           0.26%    -     100%
                                                      Lapse rates:
                                                         Durations 1 - 10        0.50%    -     100%
                                                         Durations 11 - 20          3%    -     100%
                                                         Durations 21 - 116         3%    -     100%
                                                      Utilization rates            20%    -      50%
                                                      Withdrawal rates           0.07%    -      10%
                                                      Long-term equity
                                                        volatilities            17.40%    -      25%
                                                      Nonperformance risk
                                                         spread                  0.03%    -    0.46%

                                                                                   Impact of
                                                                                Increase in Input
                                                          Significant             on Estimated
                               Valuation Techniques   Unobservable Inputs        Fair Value (2)
                               --------------------- -----------------------    -----------------
Fixed maturity securities (3)
U.S. corporate and foreign                            Delta spread
 corporate....................  Matrix pricing           adjustments (4)           Decrease
                                                      Offered quotes (5)           Increase
                                Market pricing        Quoted prices (5)            Increase
                                Consensus pricing     Offered quotes (5)           Increase
                               -------------------------------------------------------------------
RMBS..........................  Market pricing        Quoted prices (5)          Increase (6)
                               -------------------------------------------------------------------
ABS...........................  Market pricing        Quoted prices (5)          Increase (6)
                                Consensus pricing     Offered quotes (5)         Increase (6)
                               -------------------------------------------------------------------
Derivatives
Interest rate.................  Present value         Swap yield (7)             Increase (11)
                                   techniques
                               -------------------------------------------------------------------
Foreign currency exchange       Present value         Correlation (8)            Increase (11)
 rate.........................     techniques
                               -------------------------------------------------------------------
Credit........................  Present value         Credit spreads (9)         Decrease (9)
                                   techniques
                                Consensus pricing     Offered quotes (10)
                               -------------------------------------------------------------------
Equity market.................  Present value         Volatility (12)            Increase (11)
                                   techniques or
                                   option pricing
                                   models
                                                      Correlation (8)
                               -------------------------------------------------------------------
Embedded derivatives
Direct, assumed and ceded       Option pricing        Mortality rates:
 guaranteed minimum                techniques            Ages 0 - 40             Decrease (13)
 benefits.....................
                                                         Ages 41 - 60            Decrease (13)
                                                         Ages 61 - 115           Decrease (13)
                                                      Lapse rates:
                                                         Durations 1 - 10        Decrease (14)
                                                         Durations 11 - 20       Decrease (14)
                                                         Durations 21 - 116      Decrease (14)
                                                      Utilization rates          Increase (15)
                                                      Withdrawal rates                (16)
                                                      Long-term equity           Increase (17)
                                                        volatilities
                                                      Nonperformance risk        Decrease (18)
                                                         spread

--------

(1)The weighted average for fixed maturity securities is determined based on the estimated fair value of the securities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


(2)The impact of a decrease in input would have the opposite impact on the estimated fair value. For embedded derivatives, changes to direct guaranteed minimum benefits are based on liability positions and changes to ceded guaranteed minimum benefits are based on asset positions.

(3)Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations.

(4)Range and weighted average are presented in basis points.

(5)Range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

(6)Changes in the assumptions used for the probability of default is accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

(7)Ranges represent the rates across different yield curves and are presented in basis points. The swap yield curve is utilized among different types of derivatives to project cash flows, as well as to discount future cash flows to present value. Since this valuation methodology uses a range of inputs across a yield curve to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(8)Ranges represent the different correlation factors utilized as components within the valuation methodology. Presenting a range of correlation factors is more representative of the unobservable input used in the valuation. Increases (decreases) in correlation in isolation will increase (decrease) the significance of the change in valuations.

(9)Represents the risk quoted in basis points of a credit default event on the underlying instrument. Credit derivatives with significant unobservable inputs are primarily comprised of written credit default swaps.

(10)At both December 31, 2015 and 2014, independent non-binding broker quotations were used in the determination of less than 1% of the total net derivative estimated fair value.

(11)Changes are based on long U.S. dollar net asset positions and will be inversely impacted for short U.S. dollar net asset positions.

(12)Ranges represent the underlying equity volatility quoted in percentage points. Since this valuation methodology uses a range of inputs across multiple volatility surfaces to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(13)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(14)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


(15)The utilization rate assumption estimates the percentage of contract holders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(16)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(17)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(18)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

  The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement of assets and liabilities classified within Level 3 that are not included in the preceding table. Generally, all other classes of securities classified within Level 3, including those within separate account assets and embedded derivatives within funds withheld related to certain ceded reinsurance, use the same valuation techniques and significant unobservable inputs as previously described for Level 3 securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations. The residential mortgage loans -- FVO, long- term debt, and long-term debt of CSEs -- FVO are valued using independent non-binding broker quotations and internal models including matrix pricing and discounted cash flow methodologies using current interest rates. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs (Level 3) are summarized in "-- Nonrecurring Fair Value Measurements."

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


  The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                                 Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         ---------------------------------------------------------------------------------------
                                                           Fixed Maturity Securities
                                         -------------------------------------------------------------
                                                          U.S.                    State and                           Trading
                                                        Treasury                  Political   Foreign     Equity      and FVO
                                         Corporate (1) and Agency Structured (2) Subdivision Government Securities Securities (3)
                                         ------------- ---------- -------------- ----------- ---------- ---------- --------------
                                                                              (In millions)
Balance, January 1, 2014................    $ 8,467       $ 62      $   5,469      $    --     $  274     $  328       $  26
Total realized/unrealized gains
 (losses) included in net income (loss)
 (4) (5)................................         (5)        --             12           --        (49)         7          --
Total realized/unrealized gains
 (losses) included in AOCI..............        218         --            103           --         22          2          --
Purchases (6)...........................      1,763         --          2,740           --         --         19           5
Sales (6)...............................     (1,154)        --         (1,306)          --       (115)       (59)         (8)
Issuances (6)...........................         --         --             --           --         --         --          --
Settlements (6).........................         --         --             --           --         --         --          --
Transfers into Level 3 (7)..............        206         --             84           --         70         --          13
Transfers out of Level 3 (7)............       (967)       (62)        (1,532)          --         --        (82)         (5)
                                            -------       ----      ---------      -------     ------     ------       -----
Balance, December 31, 2014..............      8,528         --          5,570           --        202        215          31
Total realized/unrealized gains
 (losses) included in net income (loss)
 (4) (5)................................         38         --            101           --          1         12          (1)
Total realized/unrealized gains
 (losses) included in AOCI..............       (399)        --            (67)          --         (1)       (53)         --
Purchases (6)...........................      1,546         --          1,393           33        120        127          --
Sales (6)...............................     (1,018)        --         (1,205)          --         (1)       (61)         (1)
Issuances (6)...........................         --         --             --           --         --         --          --
Settlements (6).........................         --         --             --           --         --         --          --
Transfers into Level 3 (7)..............        635         --             32           --         --         88          --
Transfers out of Level 3 (7)............     (1,048)        --         (1,408)          --        (46)        --          --
                                            -------       ----      ---------      -------     ------     ------       -----
Balance, December 31, 2015..............    $ 8,282       $ --      $   4,416      $    33     $  275     $  328       $  29
                                            =======       ====      =========      =======     ======     ======       =====
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2013: (8)..............................    $   (39)      $ --      $      31      $    --     $    4     $  (17)      $   5
                                            =======       ====      =========      =======     ======     ======       =====
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2014: (8)..............................    $    (4)      $ --      $      42      $    --     $    1     $   (5)      $  --
                                            =======       ====      =========      =======     ======     ======       =====
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2015: (8)..............................    $     7       $ --      $     102      $    --     $    1     $   --       $  --
                                            =======       ====      =========      =======     ======     ======       =====
Gains (Losses) Data for the year ended
 December 31, 2013
Total realized/unrealized gains
 (losses) included in net income (loss)
 (4) (5)................................    $   (56)      $ --      $      31      $    --     $    6     $  (10)      $  11
Total realized/unrealized gains
 (losses) included in AOCI..............    $   (33)      $ (3)     $     115      $    --     $  (45)    $   79       $  --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


                              Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                     ----------------------------------------------------------------------------------------
                                 Residential
                                  Mortgage    Separate                                              Long-term
                     Short-term    Loans -    Account         Net          Net Embedded   Long-term  Debt of
                     Investments     FVO     Assets (9) Derivatives (10) Derivatives (11)   Debt    CSEs - FVO
                     ----------- ----------- ---------- ---------------- ---------------- --------- ----------
                                                           (In millions)
Balance, January 1,
 2014...............    $ 175       $ 338      $1,209        $  36            $   48        $ (43)    $ (28)
Total
 realized/unrealized
 gains (losses)
 included in net
 income (loss)
 (4) (5)............       (1)         20         102            1              (144)          --        (1)
Total
 realized/unrealized
 gains (losses)
 included in AOCI...       --          --          --           40                --           --        --
Purchases (6).......      230         124         527          111                --           --        --
Sales (6)...........     (156)       (120)       (376)          --                --           --        --
Issuances (6).......       --          --          81         (159)               --          (30)       --
Settlements (6).....       --         (54)        (28)         (23)               29           20        16
Transfers into
 Level 3 (7)........       --          --         144           --                --           --        --
Transfers out of
 Level 3 (7)........      (18)         --         (44)          --                --           18        --
                        -----       -----      ------        -----            ------        -----     -----
Balance,
 December 31, 2014..      230         308       1,615            6               (67)         (35)      (13)
Total
 realized/unrealized
 gains (losses)
 included in net
 income (loss)
 (4) (5)............       --          20          15          (27)              447           --        --
Total
 realized/unrealized
 gains (losses)
 included in AOCI...       --          --          --           (2)               --           --        --
Purchases (6).......      200         136         348            3                --           --        --
Sales (6)...........       --        (121)       (344)          --                --           --        --
Issuances (6).......       --          --          98           --                --          (38)       --
Settlements (6).....       --         (29)        (60)          (3)             (194)          37         2
Transfers into
 Level 3 (7)........       --          --           1           --                --           --        --
Transfers out of
 Level 3 (7)........     (230)         --        (153)          --                --           --        --
                        -----       -----      ------        -----            ------        -----     -----
Balance,
 December 31, 2015..    $ 200       $ 314      $1,520        $ (23)           $  186        $ (36)    $ (11)
                        =====       =====      ======        =====            ======        =====     =====
Changes in
 unrealized gains
 (losses) included
 in net income
 (loss) for the
 instruments still
 held at
 December 31, 2013:
 (8)................    $   1       $   1      $   --        $ (29)           $  115        $  --     $  (2)
                        =====       =====      ======        =====            ======        =====     =====
Changes in
 unrealized gains
 (losses) included
 in net income
 (loss) for the
 instruments still
 held at
 December 31, 2014:
 (8)................    $  --       $  20      $   --        $   8            $ (115)       $  --     $  (1)
                        =====       =====      ======        =====            ======        =====     =====
Changes in
 unrealized gains
 (losses) included
 in net income
 (loss) for the
 instruments still
 held at
 December 31, 2015:
 (8)................    $  --       $  20      $   --        $ (24)           $  461        $  --     $  --
                        =====       =====      ======        =====            ======        =====     =====
Gains (Losses) Data
 for the year ended
 December 31, 2013..
Total
 realized/unrealized
 gains (losses)
 included in net
 income (loss)
 (4) (5)............    $ (23)      $   1      $   42        $ (35)           $  102        $  --     $  (2)
Total
 realized/unrealized
 gains (losses)
 included in AOCI...    $  19       $  --      $   --        $ (44)           $   --        $  --     $  --

--------

(1)Comprised of U.S. and foreign corporate securities.

(2)Comprised of RMBS, CMBS, and ABS.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


(3)Comprised of Actively traded securities, FVO general account securities and FVO securities held by CSEs.

(4)Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses), while changes in estimated fair value of residential mortgage loans -- FVO are included in net investment income. Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income for net derivatives and net embedded derivatives are reported in net derivatives gains (losses).

(5)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(6)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(7)Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(8)Changes in unrealized gains (losses) included in net income (loss) relate to assets and liabilities still held at the end of the respective periods. Substantially all changes in unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

(9)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income. For the purpose of this disclosure, these changes are presented within net investment gains (losses).

(10)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(11)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

Fair Value Option

  The following table presents information for residential mortgage loans, which are accounted for under the FVO, and were initially measured at fair value.

                                                                         December 31,
                                                                      ------------------
                                                                        2015      2014
                                                                      --------  --------
                                                                         (In millions)
Unpaid principal balance............................................. $    436  $    436
Difference between estimated fair value and unpaid principal balance.     (122)     (128)
                                                                      --------  --------
 Carrying value at estimated fair value.............................. $    314  $    308
                                                                      ========  ========
Loans in non-accrual status.......................................... $    122  $    125

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


  The following table presents information for long-term debt, which is accounted for under the FVO, and was initially measured at fair value.

                                                                                       Long-term Debt of
                                                              Long-term Debt              CSEs - FVO
                                                         ------------------------- ------------------------
                                                         December 31, December 31, December 31, December 31,
                                                             2015         2014         2015         2014
                                                         ------------ ------------ ------------ ------------
                                                                            (In millions)
Contractual principal balance...........................   $    82      $    115     $    24      $    26
Difference between estimated fair value and contractual
  principal balance.....................................         4             2         (13)         (13)
                                                           -------      --------     -------      -------
 Carrying value at estimated fair value (1).............   $    86      $    117     $    11      $    13
                                                           =======      ========     =======      =======

--------

(1)Changes in estimated fair value are recognized in net investment gains (losses). Interest expense is recognized in other expenses.

Nonrecurring Fair Value Measurements

  The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods and still held at the reporting dates (for example, when there is evidence of impairment). The estimated fair values for these assets were determined using significant unobservable inputs (Level 3).

                                                        At December 31,              Years Ended December 31,
                                                   -------------------------------- --------------------------
                                                    2015        2014       2013       2015     2014     2013
                                                    -------    --------   --------  --------- ------  --------
                                                   Carrying Value After Measurement       Gains (Losses)
                                                   -------------------------------- --------------------------
                                                                             (In millions)
Mortgage loans (1)................................ $    40    $     94   $    175   $     (1) $    2  $     24
Other limited partnership interests (2)........... $    57    $    109   $     71   $    (31) $  (70) $    (40)

--------

(1)Estimated fair values for impaired mortgage loans are based on independent broker quotations or valuation models using unobservable inputs or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, are based on the estimated fair value of the underlying collateral or the present value of the expected future cash flows.

(2)For these cost method investments, estimated fair value is determined from information provided in the financial statements of the underlying entities including NAV data. These investments include private equity and debt funds that typically invest primarily in various strategies including domestic and international leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; and below investment grade debt and mezzanine debt funds. Distributions will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. Unfunded commitments for these investments at both December 31, 2015 and 2014 were not significant.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


Fair Value of Financial Instruments Carried at Other Than Fair Value

The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, payables for collateral under securities loaned and other transactions, short-term debt and those short-term investments that are not securities, such as time deposits, and therefore are not included in the three level hierarchy table disclosed in the "-- Recurring Fair Value Measurements" section. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

  The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                                December 31, 2015
                                             --------------------------------------------------------
                                                              Fair Value Hierarchy
                                                       -----------------------------------
                                                                                             Total
                                             Carrying                                      Estimated
                                              Value        Level 1     Level 2     Level 3 Fair Value
                                             --------- ----------- ----------- ----------- ----------
                                                                  (In millions)
Assets
Mortgage loans.............................. $  53,408  $      --   $      --   $  54,969  $  54,969
Policy loans................................ $   8,134  $      --   $     330   $   9,539  $   9,869
Real estate joint ventures.................. $      12  $      --   $      --   $      39  $      39
Other limited partnership interests......... $     467  $      --   $      --   $     553  $     553
Other invested assets....................... $   2,372  $      --   $   2,197   $     202  $   2,399
Premiums, reinsurance and other receivables. $  13,879  $      --   $     229   $  14,610  $  14,839
Liabilities
Policyholder account balances............... $  71,331  $      --   $      --   $  73,506  $  73,506
Long-term debt.............................. $   1,618  $      --   $   1,912   $      --  $   1,912
Other liabilities........................... $  19,545  $      --   $     323   $  19,882  $  20,205
Separate account liabilities................ $  60,767  $      --   $  60,767   $      --  $  60,767

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


                                                            December 31, 2014
                                         --------------------------------------------------------
                                                          Fair Value Hierarchy
                                                   -----------------------------------
                                                                                         Total
                                         Carrying                                      Estimated
                                          Value        Level 1     Level 2     Level 3 Fair Value
                                         --------- ----------- ----------- ----------- ----------
                                                              (In millions)
Assets
Mortgage loans.......................... $  48,751  $      --   $      --   $  50,992  $  50,992
Policy loans............................ $   8,491  $      --   $     796   $   9,614  $  10,410
Real estate joint ventures.............. $      30  $      --   $      --   $      54  $      54
Other limited partnership interests..... $     635  $      --   $      --   $     819  $     819
Other invested assets................... $   2,385  $      --   $   2,270   $     220  $   2,490
Premiums, reinsurance and other
 receivables............................ $  13,845  $      --   $      94   $  14,607  $  14,701
Liabilities
Policyholder account balances........... $  73,225  $      --   $      --   $  75,481  $  75,481
Long-term debt.......................... $   1,897  $      --   $   2,029   $     268  $   2,297
Other liabilities....................... $  20,139  $      --   $     609   $  20,133  $  20,742
Separate account liabilities............ $  60,840  $      --   $  60,840   $      --  $  60,840

  The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

  Mortgage Loans

    The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk, or is determined from pricing for similar loans.

  Policy Loans

    Policy loans with fixed interest rates are classified within Level 3. The estimated fair values for these loans are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk, as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. Policy loans with variable interest rates are classified within Level 2 and the estimated fair value approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


  Real Estate Joint Ventures and Other Limited Partnership Interests

    The estimated fair values of these cost method investments are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

  Other Invested Assets

    These other invested assets are principally comprised of loans to affiliates. The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

  Premiums, Reinsurance and Other Receivables

    Premiums, reinsurance and other receivables are principally comprised of certain amounts recoverable under reinsurance agreements, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivatives and amounts receivable for securities sold but not yet settled.

    Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty.

    The amounts on deposit for derivative settlements, classified within Level 2, essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value.

  Policyholder Account Balances

    These policyholder account balances include investment contracts which primarily include certain funding agreements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities and total control accounts ("TCA"). The valuation of these investment contracts is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using current market risk-free interest rates adding a spread to reflect the nonperformance risk in the liability.

  Long-term Debt

    The estimated fair value of long-term debt is principally determined using market standard valuation methodologies.

    Valuations of instruments classified as Level 2 are based primarily on quoted prices in markets that are not active or using matrix pricing that use standard market observable inputs such as quoted prices in markets that are not active and observable yields and spreads in the market. Instruments valued using discounted cash flow methodologies use standard market observable inputs including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


    Valuations of instruments classified as Level 3 are based primarily on discounted cash flow methodologies that utilize unobservable discount rates that can vary significantly based upon the specific terms of each individual arrangement.

  Other Liabilities

    Other liabilities consist primarily of interest payable, amounts due for securities purchased but not yet settled, funds withheld amounts payable, which are contractually withheld by the Company in accordance with the terms of the reinsurance agreements, and amounts payable under certain assumed reinsurance agreements, which are recorded using the deposit method of accounting. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values, with the exception of certain deposit type reinsurance payables. For such payables, the estimated fair value is determined as the present value of expected future cash flows, which are discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

  Separate Account Liabilities

    Separate account liabilities represent those balances due to policyholders under contracts that are classified as investment contracts.

    Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance, funding agreements related to group life contracts and certain contracts that provide for benefit funding.

    Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the value of those assets approximates the estimated fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

11. Goodwill

  Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The goodwill impairment process requires a comparison of the estimated fair value of a reporting unit to its carrying value. The Company tests goodwill for impairment by either performing a qualitative assessment or a two-step quantitative test. The qualitative assessment is an assessment of historical information and relevant events and circumstances to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount, including goodwill. The Company may elect not to perform the qualitative assessment for some or all of its reporting units and perform a two-step quantitative impairment test. In performing the two-step quantitative impairment test, the Company may use a market multiple valuation approach and a discounted cash flow valuation approach. For reporting units which are particularly sensitive to market assumptions, the Company may use additional valuation methodologies to estimate the reporting units' fair values.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

11. Goodwill (continued)


  The market multiple valuation approach utilizes market multiples of companies with similar businesses and the projected operating earnings of the reporting unit. The discounted cash flow valuation approach requires judgments about revenues, operating earnings projections, capital market assumptions and discount rates. The key inputs, judgments and assumptions necessary in determining estimated fair value of the reporting units include projected operating earnings, current book value, the level of economic capital required to support the mix of business, long-term growth rates, comparative market multiples, control premium, the account value of in-force business, projections of new and renewal business, as well as margins on such business, the level of interest rates, credit spreads, equity market levels, and the discount rate that the Company believes is appropriate for the respective reporting unit.

  The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting units could result in goodwill impairments in future periods which could materially adversely affect the Company's results of operations or financial position.

  For the 2015 annual goodwill impairment tests, the Company utilized the qualitative assessment for all of its reporting units and determined it was not more likely than not that the fair value of any of the reporting units was less than its carrying amount, and, therefore no further testing was needed for these reporting units.

  Information regarding goodwill by segment, as well as Corporate & Other, was as follows:

                                         Group,
                                       Voluntary & Corporate
                                        Worksite    Benefit  Corporate
                                Retail  Benefits    Funding   & Other   Total
                                ------ ----------- --------- --------- ------
                                                (In millions)
  Balance at January 1, 2013
  Goodwill..................... $  37     $  68     $    2    $    4   $  111
  Accumulated impairment.......   (10)       --         --        --      (10)
                                -----     -----     ------    ------   ------
   Total goodwill, net.........    27        68          2         4      101

  Balance at December 31, 2013
  Goodwill.....................    37        68          2         4      111
  Accumulated impairment.......   (10)       --         --        --      (10)
                                -----     -----     ------    ------   ------
   Total goodwill, net.........    27        68          2         4      101
  Balance at December 31, 2014
  Goodwill.....................    37        68          2         4      111
  Accumulated impairment.......   (10)       --         --        --      (10)
                                -----     -----     ------    ------   ------
   Total goodwill, net.........    27        68          2         4      101
  Balance at December 31, 2015
  Goodwill.....................    37        68          2         4      111
  Accumulated impairment.......   (10)       --         --        --      (10)
                                -----     -----     ------    ------   ------
   Total goodwill, net......... $  27     $  68     $    2    $    4   $  101
                                =====     =====     ======    ======   ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Long-term and Short-term Debt


  Long-term and short-term debt outstanding was as follows:

                                       Interest Rates (1)                            December 31,
                                    ------------------------                     ---------------------
                                                       Weighted
                                         Range         Average    Maturity          2015       2014
                                    ---------------    -------- -------------    ---------- ----------
                                                                                     (In millions)
Surplus notes -- affiliated........ 3.00%  -     7.38%  6.59%   2037              $     695 $      883
Surplus notes...................... 7.63%  -     7.88%  7.80%   2024  -     2025        502        701
Mortgage loans -- affiliated....... 2.13%  -     7.26%  4.10%                 --         --        242
Senior notes -- affiliated......... 0.92%  -     2.78%  2.09%   2021  -     2022         50         78
Other notes........................ 1.36%  -     8.00%  3.12%   2016  -     2030        457        110
                                                                                 ---------- ----------
  Total long-term debt (2).........                                                   1,704      2,014
  Total short-term debt............                                                     100        100
                                                                                 ---------- ----------
   Total...........................                                              $    1,804 $    2,114
                                                                                 ========== ==========

--------

(1)Range of interest rates and weighted average interest rates are for the year ended December 31, 2015.

(2)Excludes $11 million and $13 million of long-term debt relating to CSEs -- FVO at December 31, 2015 and 2014, respectively. See Note 10.

  The aggregate maturities of long-term debt at December 31, 2015 for the next five years and thereafter are $20 million in 2016, $0 in each of 2017 through 2019, $350 million in 2020 and $1.3 billion thereafter.

  Mortgage loans are collateralized and rank highest in priority, followed by unsecured senior debt which consists of senior notes and other notes. Payments of interest and principal on the Company's surplus notes are subordinate to all other obligations and may be made only with the prior approval of the insurance department of the state of domicile.

Debt Issuance -- Other Notes

  In December 2015, MetLife Private Equity Holdings, LLC ("MPEH"), a wholly-owned indirect investment subsidiary of Metropolitan Life Insurance Company, entered into a five-year credit agreement (the "MPEH Credit Agreement") and borrowed $350 million under term loans that mature in December 2020. The loans bear interest at a variable rate of three-month LIBOR plus 3.70%, payable quarterly. In connection with the borrowing, $6 million of costs were incurred which have been capitalized and included in other assets. These costs are being amortized over the term of the loans. Additionally, the MPEH Credit Agreement provides for MPEH to borrow up to $100 million on a revolving basis at a variable rate of three-month LIBOR plus 3.70%, payable quarterly. There were no revolving loans outstanding under the MPEH Credit Agreement at December 31, 2015. Term loans and revolving loans borrowed under the MPEH Credit Agreement are non-recourse to Metropolitan Life Insurance Company.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Long-term and Short-term Debt (continued)


Debt Repayments

  In December 2015, a wholly-owned real estate subsidiary of the Company repaid in cash $110 million of its mortgage loans issued to MetLife USA due in January 2016.

  In November 2015, the Company repaid in cash, at maturity, $188 million of surplus notes issued to MetLife Mexico S.A., an affiliate. The redemption was approved by the New York Superintendent of Financial Services (the "Superintendent").

  In November 2015, the Company repaid in cash, at maturity, $200 million of surplus notes. The redemption was approved by the Superintendent.

  During 2015, a wholly-owned real estate subsidiary of the Company repaid in cash $132 million of its 7.26% mortgage loans issued to MetLife USA due in January 2020.

  In November 2014, a wholly-owned real estate subsidiary of the Company repaid in cash $60 million of its 7.01% mortgage loans issued to MetLife USA due in January 2020. It also repaid in cash $60 million of its 4.67% mortgage loans issued to MetLife USA due in January 2017.

  In September 2014, the Company repaid in cash, at maturity, $217 million of surplus notes issued to MetLife Mexico S.A. The redemption was approved by the Superintendent.

Short-term Debt

  Short-term debt with maturities of one year or less was as follows:

                                              December 31,
                                        -------------------------
                                            2015         2014
                                        ------------ ------------
                                              (In millions)
              Commercial paper......... $        100 $        100
              Average daily balance.... $        100 $        109
              Average days outstanding.      68 days      69 days

  During the years ended December 31, 2015, 2014 and 2013, the weighted average interest rate on short-term debt was 0.15%, 0.10% and 0.12%, respectively.

Interest Expense

  Interest expense related to long-term and short-term debt included in other expenses was $122 million, $150 million and $150 million for the years ended December 31, 2015, 2014 and 2013, respectively. These amounts include $67 million, $88 million and $91 million of interest expense related to affiliated debt for the years ended December 31, 2015, 2014 and 2013, respectively. Such amounts do not include interest expense on long-term debt related to CSEs. See
Note 8.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Long-term and Short-term Debt (continued)


Credit and Committed Facilities

  At December 31, 2015, MetLife, Inc. and MetLife Funding, Inc., a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife Funding"), maintained a $4.0 billion unsecured credit facility (the "Credit Facility"), and Missouri Reinsurance, Inc. ("MoRe"), a wholly-owned subsidiary of Metropolitan Life Insurance Company, along with MetLife, Inc., maintained a $210 million committed facility (the "Committed Facility"). When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements.

 Credit Facility

   The Credit Facility is used for general corporate purposes, to support the borrowers' commercial paper programs and for the issuance of letters of credit. Total fees associated with the Credit Facility were $4 million, $4 million and $3 million for the years ended December 31, 2015, 2014 and 2013, respectively, and were included in other expenses.

   Information on the Credit Facility at December 31, 2015 was as follows:

                                                               Letters of
                                                      Maximum    Credit               Unused
Borrower(s)                               Expiration  Capacity Issued (1) Drawdowns Commitments
---------------------------------------- ----------   -------- ---------- --------- -----------
                                                                    (In millions)
MetLife, Inc. and MetLife Funding, Inc.. May 2019 (2) $  4,000   $  484     $  --    $  3,516

--------

(1)MetLife, Inc. and MetLife Funding, are severally liable for their respective obligations under the Credit Facility. MetLife Funding is not an applicant under letters of credit outstanding as of December 31, 2015 and is not responsible for any reimbursement obligations under such letters of credit.

(2)All borrowings under the Credit Facility must be repaid by May 30, 2019, except that letters of credit outstanding on that date may remain outstanding until no later than May 30, 2020.

 Committed Facility

   The Committed Facility is used for collateral for certain of its affiliated reinsurance liabilities. Total fees associated with the Committed Facility was $4 million, $4 million and $3 million for the years ended December 31, 2015, 2014 and 2013, respectively, and was included in other expenses. Information on the Committed Facility at December 31, 2015 was as follows:

                                                                     Letters of
                                                            Maximum    Credit               Unused
Account Party/Borrower(s)                      Expiration   Capacity Issued (1) Drawdowns Commitments
--------------------------------------------- ----------    -------- ---------- --------- -----------
                                                                          (In millions)
MetLife, Inc. and Missouri Reinsurance, Inc.. June 2016 (2)  $  210    $  210     $  --      $  --

--------

(1)MoRe had outstanding $210 million in letters of credit at December 31, 2015.

(2)Capacity at December 31, 2015 of $210 million decreases in March 2016 and June 2016 to $200 million and $0, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Long-term and Short-term Debt (continued)


   In addition to the Committed Facility, see also "-- Debt Issuance -- Other Notes" for information about the undrawn line of credit facility in the amount of $100 million.

Debt and Facility Covenants

  Certain of the Company's debt instruments, as well as the Credit Facility and Committed Facility, contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all applicable covenants at December 31, 2015.

13. Equity

Stock-Based Compensation Plans

 Overview

   In accordance with a service agreement with an affiliate, the Company was allocated a proportionate share of stock-based compensation expenses. The stock-based compensation expenses recognized by the Company are related to awards under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan and the MetLife, Inc. 2015 Stock and Incentive Compensation Plan (together, the "Stock Plans"), payable in shares of MetLife, Inc. common stock ("Shares"), or options to purchase MetLife, Inc. common stock. The Company does not issue any awards payable in its common stock or options to purchase its common stock.

 Description of Plan -- General Terms

   Under the Stock Plans, awards granted to employees and agents may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards and Stock-Based Awards (each as defined in the Stock Plans with reference to Shares).

   Compensation expense related to awards under the Stock Plans is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed forfeiture rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in the period the award becomes payable or exercisable.

   Compensation expense related to awards under the Stock Plans is principally related to the issuance of Stock Options, Performance Shares and Restricted Stock Units. The majority of the awards granted by MetLife, Inc. each year under the Stock Plans are made in the first quarter of each year.

   The expense related to stock-based compensation included in other expenses was $85 million, $100 million and $122 million for the years ended
 December 31, 2015, 2014 and 2013, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Equity (continued)


Statutory Equity and Income

  The states of domicile of Metropolitan Life Insurance Company and its U.S. insurance subsidiaries impose risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC") to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"), based on the statutory-based filed financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC. The RBC ratios for Metropolitan Life Insurance Company and its U.S. insurance subsidiaries were each in excess of 350% for all periods presented.

  Metropolitan Life Insurance Company's foreign insurance operations are regulated by applicable authorities of the countries in which each entity operates and are subject to minimum capital and solvency requirements in those countries before corrective actions commences. The aggregate required capital and surplus of Metropolitan Life Insurance Company's foreign insurance operations was $31 million and the aggregate actual regulatory capital and surplus was $488 million as of the date of the most recent required capital adequacy calculation for each jurisdiction. Each of those foreign insurance operations exceeded minimum capital and solvency requirements of their respective countries for all periods presented.

  Metropolitan Life Insurance Company and its U.S. insurance subsidiaries prepare statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company and its U.S. insurance subsidiaries.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

  Metropolitan Life Insurance Company and its U.S. insurance subsidiaries have no material state prescribed accounting practices, except as described below.

  New York has adopted certain prescribed accounting practices, primarily consisting of the continuous Commissioners' Annuity Reserve Valuation Method, which impacts deferred annuities, and the New York Special Consideration Letter, which mandates certain assumptions in asset adequacy testing. The collective impact of these prescribed accounting practices decreased the statutory capital and surplus of MLIC for the years ended December 31, 2015 and 2014 by an amount of $1.2 billion and $2.3 billion, respectively, in excess of the amount of the decrease had capital and surplus been measured under NAIC guidance.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Equity (continued)


  The tables below present amounts from Metropolitan Life Insurance Company and its U.S. insurance subsidiaries, which are derived from the statutory-basis financial statements as filed with the insurance regulators.

  Statutory net income (loss) was as follows:

                                                           Years Ended December 31,
                                                           ------------------------
Company                                  State of Domicile   2015     2014    2013
---------------------------------------- ----------------- -------- -------- ------
                                                                (In millions)
Metropolitan Life Insurance Company.....     New York      $  3,703 $  1,487 $  369
New England Life Insurance Company......   Massachusetts   $    157 $    303 $  103
General American Life Insurance Company.     Missouri      $    204 $    129 $   60

  Statutory capital and surplus was as follows at:

                                                      December 31,
                                                   -------------------
          Company                                    2015      2014
          ---------------------------------------- --------- ---------
                                                      (In millions)
          Metropolitan Life Insurance Company..... $  14,485 $  12,008
          New England Life Insurance Company...... $     632 $     675
          General American Life Insurance Company. $     984 $     867

Dividend Restrictions

  The table below sets forth the dividends permitted to be paid by Metropolitan Life Insurance Company to MetLife, Inc. without insurance regulatory approval and dividends paid:

                                                2016          2015     2014
                                          ----------------- -------- --------
                                          Permitted Without
 Company                                      Approval      Paid (1) Paid (1)
 ---------------------------------------- ----------------- -------- --------
                                                      (In millions)
 Metropolitan Life Insurance Company (3).     $  3,753      $  1,489  $  821(2)

--------

(1)Reflects all amounts paid, including those requiring regulatory approval.

(2)During December 2014, Metropolitan Life Insurance Company distributed shares of an affiliate to MetLife, Inc. as an in-kind dividend of $113 million, as calculated on a statutory basis.

(3)As discussed below, the New York Insurance Law was amended, permitting Metropolitan Life Insurance Company to pay dividends without prior regulatory approval under one of two alternative formulations beginning in 2016. The dividend amount that Metropolitan Life Insurance Company may pay during 2016 under the new formulation is reflected in the table above.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Equity (continued)


  Effective for dividends paid during 2016 and going forward, the New York Insurance Law was amended permitting Metropolitan Life Insurance Company without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. in any calendar year based on either of two standards. Under one standard, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay dividends out of earned surplus (defined as positive "unassigned funds (surplus)" excluding 85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of:
(i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year. In addition, under this standard, Metropolitan Life Insurance Company may not, without prior insurance regulatory clearance, pay any dividends in any calendar year immediately following a calendar year for which its net gain from operations, excluding realized capital gains, was negative. Under the second standard, if dividends are paid out of other than earned surplus, Metropolitan Life Insurance Company may, without prior insurance regulatory clearance, pay an amount up to the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). In addition, Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. Under New York Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

  The table below sets forth the dividends permitted to be paid by Metropolitan Life Insurance Company's insurance subsidiaries without regulatory approval and dividends paid:

                                               2016          2015        2014
                                         ----------------- --------- ---------
                                         Permitted Without
Company                                    Approval (1)    Paid (2)    Paid (2)
---------------------------------------- ----------------- --------- ---------
                                                       (In millions)
New England Life Insurance Company......     $     156     $     199 $     227 (3)
General American Life Insurance Company.     $     136     $      -- $      --

--------

(1)Reflects dividend amounts that may be paid during 2016 without prior regulatory approval. However, because dividend tests may be based on dividends previously paid over a rolling 12-month period, if paid before a specified date during 2016, some or all of such dividends may require regulatory approval.

(2)Includes all amounts paid, including those requiring regulatory approval.

(3)During December 2014, New England Life Insurance Company ("NELICO") distributed shares of an affiliate to Metropolitan Life Insurance Company as an extraordinary in-kind dividend of $113 million, as calculated on a statutory basis. Also during December 2014, NELICO paid an extraordinary cash dividend to Metropolitan Life Insurance Company in the amount of $114 million.

  Under Massachusetts State Insurance Law, NELICO is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to Metropolitan Life Insurance Company as long as the aggregate

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Equity (continued)

amount of the dividend, when aggregated with all other dividends paid in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or
(ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Massachusetts Commissioner") and the Massachusetts Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)") as of the last filed annual statutory statement requires insurance regulatory approval. Under Massachusetts State Insurance Law, the Massachusetts Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

  Under Missouri State Insurance Law, GALIC is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to Metropolitan Life Insurance Company as long as the amount of such dividend when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding net realized capital gains). GALIC will be permitted to pay a dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Missouri Director of Insurance (the "Missouri Director") and the Missouri Director either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, unassigned funds (surplus) as of the last filed annual statutory statement requires insurance regulatory approval. Under Missouri State Insurance Law, the Missouri Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

  For the years ended December 31, 2015 and 2014, Metropolitan Life Insurance Company received dividends from non-insurance subsidiaries of $159 million and $95 million, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Equity (continued)


Accumulated Other Comprehensive Income (Loss)

  Information regarding changes in the balances of each component of AOCI attributable to Metropolitan Life Insurance Company, was as follows:

                                         Unrealized                         Foreign    Defined
                                      Investment Gains   Unrealized Gains  Currency    Benefit
                                      (Losses), Net of     (Losses) on    Translation   Plans
                                     Related Offsets (1)   Derivatives    Adjustments Adjustment   Total
                                     ------------------- ---------------- ----------- ---------- ---------
                                                                 (In millions)
Balance at December 31, 2012........      $  5,654           $    685      $     18   $  (2,349) $   4,008
OCI before reclassifications........        (3,321)              (677)           22       1,396     (2,580)
Deferred income tax benefit
  (expense).........................         1,145                237            (9)       (490)       883
                                          --------           --------      --------   ---------  ---------
 AOCI before reclassifications, net
   of income tax....................         3,478                245            31      (1,443)     2,311
Amounts reclassified from AOCI......           (16)               (14)           --        (205)      (235)
Deferred income tax benefit
  (expense).........................             6                  5            --          71         82
                                          --------           --------      --------   ---------  ---------
 Amounts reclassified from AOCI,
   net of income tax................           (10)                (9)           --        (134)      (153)
                                          --------           --------      --------   ---------  ---------
Balance at December 31, 2013........         3,468                236            31      (1,577)     2,158
OCI before reclassifications........         4,095                606           (44)     (1,181)     3,476
Deferred income tax benefit
  (expense).........................        (1,409)              (212)           10         406     (1,205)
                                          --------           --------      --------   ---------  ---------
 AOCI before reclassifications, net
   of income tax....................         6,154                630            (3)     (2,352)     4,429
Amounts reclassified from AOCI......            70                682            --         180        932
Deferred income tax benefit
  (expense).........................           (24)              (239)           --         (64)      (327)
                                          --------           --------      --------   ---------  ---------
 Amounts reclassified from AOCI,
   net of income tax................            46                443            --         116        605
                                          --------           --------      --------   ---------  ---------
Balance at December 31, 2014........         6,200              1,073            (3)     (2,236)     5,034
OCI before reclassifications........        (4,839)               (19)         (101)        113     (4,846)
Deferred income tax benefit
  (expense).........................         1,715                  6            30         (40)     1,711
                                          --------           --------      --------   ---------  ---------
 AOCI before reclassifications, net
   of income tax....................         3,076              1,060           (74)     (2,163)     1,899
Amounts reclassified from AOCI......           405                578            --         229      1,212
Deferred income tax benefit
  (expense).........................          (144)              (202)           --         (80)      (426)
                                          --------           --------      --------   ---------  ---------
 Amounts reclassified from AOCI,
   net of income tax................           261                376            --         149        786
                                          --------           --------      --------   ---------  ---------

Balance at December 31, 2015........      $  3,337           $  1,436      $    (74)  $  (2,014) $   2,685
                                          ========           ========      ========   =========  =========

--------

(1)See Note 8 for information on offsets to investments related to future policy benefits, DAC, VOBA and DSI, and the policyholder dividend obligation.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Equity (continued)


  Information regarding amounts reclassified out of each component of AOCI was as follows:

                                                                                     Consolidated Statement of Operations
                                                                                       and Comprehensive Income (Loss)
AOCI Components                                       Amounts Reclassified from AOCI              Locations
--------------------------------------------------    ---------------------------    ------------------------------------
                                                        Years Ended December 31,
                                                      ---------------------------
                                                        2015        2014      2013
                                                      --------    --------  -------
                                                             (In millions)
Net unrealized investment gains (losses):............
  Net unrealized investment gains (losses)........... $   (208)   $   (103) $    (9)    Net investment gains (losses)
  Net unrealized investment gains (losses)...........       31          40       53     Net investment income
  Net unrealized investment gains (losses)...........     (228)         (7)     (28)    Net derivative gains (losses)
                                                      --------    --------  -------
    Net unrealized investment gains (losses),
     before income tax...............................     (405)        (70)      16
    Income tax (expense) benefit.....................      144          24       (6)
                                                      --------    --------  -------
    Net unrealized investment gains (losses), net
     of income tax................................... $   (261)   $    (46) $    10
                                                      ========    ========  =======
Unrealized gains (losses) on derivatives -- cash
 flow hedges:........................................
  Interest rate swaps................................ $     83    $     41  $    20     Net derivative gains (losses)
  Interest rate swaps................................       11           9        8     Net investment income
  Interest rate forwards.............................        4          (8)       1     Net derivative gains (losses)
  Interest rate forwards.............................        2           2        2     Net investment income
  Foreign currency swaps.............................     (679)       (725)     (15)    Net derivative gains (losses)
  Foreign currency swaps.............................       (1)         (2)      (3)    Net investment income
  Credit forwards....................................        1          --       --     Net derivative gains (losses)
  Credit forwards....................................        1           1        1     Net investment income
                                                      --------    --------  -------
    Gains (losses) on cash flow hedges, before
     income tax......................................     (578)       (682)      14
    Income tax (expense) benefit.....................      202         239       (5)
                                                      --------    --------  -------
    Gains (losses) on cash flow hedges, net of
     income tax...................................... $   (376)   $   (443) $     9
                                                      ========    ========  =======
Defined benefit plans adjustment: (1)................
  Amortization of net actuarial gains (losses)....... $   (233)   $   (180) $   274
  Amortization of prior service (costs) credit.......        4          --      (69)
                                                      --------    --------  -------
    Amortization of defined benefit plan items,
     before income tax...............................     (229)       (180)     205
    Income tax (expense) benefit.....................       80          64      (71)
                                                      --------    --------  -------
    Amortization of defined benefit plan items,
     net of income tax............................... $   (149)   $   (116) $   134
                                                      ========    ========  =======
Total reclassifications, net of income tax........... $   (786)   $   (605) $   153
                                                      ========    ========  =======

--------

(1)These AOCI components are included in the computation of net periodic benefit costs. See Note 15.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Other Expenses

  Information on other expenses was as follows:

                                           Years Ended December 31,
                                         ----------------------------
                                           2015      2014      2013
                                         --------  --------  --------
                                                 (In millions)
Compensation............................ $  2,056  $  2,257  $  2,392
Pension, postretirement and
  postemployment benefit costs..........      241       322       364
Commissions.............................      685       828       781
Volume-related costs....................      221        70       253
Affiliated interest costs on ceded and
  assumed reinsurance...................      807     1,009     1,033
Capitalization of DAC...................     (482)     (424)     (562)
Amortization of DAC and VOBA............      742       695       261
Interest expense on debt................      122       151       153
Premium taxes, licenses and fees........      355       328       263
Professional services...................    1,133     1,013       989
Rent and related expenses, net of
  sublease income.......................       87       128       143
Other (1)...............................      291      (306)      (82)
                                         --------  --------  --------
  Total other expenses.................. $  6,258  $  6,071  $  5,988
                                         ========  ========  ========

--------

(1)See Note 16 for information on the charge related to income tax for the year ended December 31, 2015.

Capitalization of DAC and Amortization of DAC and VOBA

  See Note 5 for additional information on DAC and VOBA including impacts of capitalization and amortization. See also Note 7 for a description of the DAC amortization impact associated with the closed block.

Interest Expense on Debt

  Interest expense on debt includes interest expense (see Note 12) and interest expense related to CSEs (see Note 8).

Affiliated Expenses

  Commissions, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions. See Notes 6, 12 and 19 for a discussion of affiliated expenses included in the table above.

Restructuring Charges

  MetLife commenced an enterprise-wide strategic initiative in 2012. This global strategy focuses on leveraging MetLife's scale to improve the value it provides to customers and shareholders in order to reduce costs, enhance revenues, achieve efficiencies and reinvest in its technology, platforms and functionality to improve its current operations and develop new capabilities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Other Expenses (continued)


  These restructuring charges are included in other expenses. As the expenses relate to an enterprise-wide initiative, they are reported in Corporate & Other. Information regarding restructuring charges was as follows:

                                                           Years Ended December 31,
                               -------------------------------------------------------------------------------
                                          2015                       2014                       2013
                               -------------------------  -------------------------  -------------------------
                                         Lease and                  Lease and                  Lease and
                                           Asset                      Asset                      Asset
                               Severance Impairment Total Severance Impairment Total Severance Impairment Total
                               --------- ---------- ----- --------- ---------- ----- --------- ---------- -----
                                                                (In millions)
Balance at January 1,.........   $ 31       $ 6     $ 37    $ 39       $ 6     $ 45    $ 22       $ --    $ 22
Restructuring charges.........     52         4       56      66         8       74      87         16     103
Cash payments.................    (66)       (6)     (72)    (74)       (8)     (82)    (70)       (10)    (80)
                                 ----       ---     ----    ----       ---     ----    ----       ----    ----
Balance at December 31,.......   $ 17       $ 4     $ 21    $ 31       $ 6     $ 37    $ 39       $  6    $ 45
                                 ====       ===     ====    ====       ===     ====    ====       ====    ====
Total restructuring charges
  incurred since inception of
  initiative..................   $306       $46     $352    $254       $42     $296    $188       $ 34    $222
                                 ====       ===     ====    ====       ===     ====    ====       ====    ====

  Management estimates further restructuring charges including severance, as well as lease and asset impairments, through the year ending December 31, 2016 to be $5 million.

15. Employee Benefit Plans

Pension and Other Postretirement Benefit Plans

  The Company sponsors and administers various U.S. qualified and nonqualified defined benefit pension plans and other postretirement employee benefit plans covering employees and sales representatives who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits that are primarily based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. The nonqualified pension plans provide supplemental benefits in excess of limits applicable to a qualified plan. Participating affiliates are allocated an equitable share of net expense related to the plans, proportionate to other expenses being allocated to these affiliates.

  The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. Participating affiliates are allocated a proportionate share of net expense and contributions related to the postemployment and other postretirement plans.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Employee Benefit Plans (continued)

  Obligations and Funded Status

                                                                        December 31,
                                                   ------------------------------------------------------
                                                              2015                        2014
                                                   --------------------------  --------------------------
                                                                    Other                       Other
                                                     Pension    Postretirement   Pension    Postretirement
                                                   Benefits (1)    Benefits    Benefits (1)    Benefits
                                                   ------------ -------------- ------------ --------------
                                                                       (In millions)
Change in benefit obligations
Benefit obligations at January 1,................. $    10,262    $    2,129    $    8,130    $    1,861
 Service costs....................................         217            15           183            14
 Interest costs...................................         404            88           413            92
 Plan participants' contributions.................          --            30            --            30
 Net actuarial (gains) losses.....................        (626)         (233)        1,461           264
 Settlements and curtailments.....................          --            --           (13)           (6)
 Change in benefits and other.....................          --           (14)          574           (16)
 Benefits paid....................................        (497)         (109)         (486)         (109)
 Effect of foreign currency translation...........          --            (1)           --            (1)
                                                   -----------    ----------    ----------    ----------
Benefit obligations at December 31,...............       9,760         1,905        10,262         2,129
                                                   -----------    ----------    ----------    ----------
Change in plan assets
Estimated fair value of plan assets at January 1,.       8,750         1,426         7,305         1,352
 Actual return on plan assets.....................        (138)            3         1,018           112
 Change in benefits and other.....................          --            --           523            --
 Plan participants' contributions.................          --            30            --            30
 Employer contributions...........................         375            22           390            41
 Benefits paid....................................        (497)         (109)         (486)         (109)
                                                   -----------    ----------    ----------    ----------
Estimated fair value of plan assets at
  December 31,....................................       8,490         1,372         8,750         1,426
                                                   -----------    ----------    ----------    ----------
 Over (under) funded status at December 31,....... $    (1,270)   $     (533)   $   (1,512)   $     (703)
                                                   ===========    ==========    ==========    ==========
Amounts recognized on the consolidated
  balance sheets
 Other assets..................................... $        --    $       --    $       --    $       --
 Other liabilities................................      (1,270)         (533)       (1,512)         (703)
                                                   -----------    ----------    ----------    ----------
   Net amount recognized.......................... $    (1,270)   $     (533)   $   (1,512)   $     (703)
                                                   ===========    ==========    ==========    ==========
AOCI
 Net actuarial (gains) losses..................... $     2,894    $      221    $    3,034    $      420
 Prior service costs (credit).....................          (1)          (14)           (2)          (10)
                                                   -----------    ----------    ----------    ----------
   AOCI, before income tax........................ $     2,893    $      207    $    3,032    $      410
                                                   ===========    ==========    ==========    ==========
Accumulated benefit obligation.................... $     9,439           N/A    $    9,729           N/A
                                                   ===========                  ==========

--------

(1)Includes nonqualified unfunded plans, for which the aggregate PBO was $1.1 billion and $1.3 billion at December 31, 2015 and 2014, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Employee Benefit Plans (continued)


  Information for pension plans with PBOs in excess of plan assets and accumulated benefit obligations ("ABO") in excess of plan assets was as follows at:

                                                               December 31,
                                     -----------------------------------------------------------------
                                          2015             2014            2015              2014
                                       ----------      -----------       ----------    ----------
                                     PBO Exceeds Estimated Fair Value ABO Exceeds Estimated Fair Value
                                         of Plan Assets                  of Plan Assets
                                     -------------------------------- --------------------------------
                                                               (In millions)
Projected benefit obligations....... $    9,759      $    10,241      $    1,832       $    1,981
Accumulated benefit obligations..... $    9,439      $     9,709      $    1,751       $    1,789
Estimated fair value of plan assets. $    8,490      $     8,719      $      646       $      676

 Net Periodic Benefit Costs

   The components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in OCI were as follows:

                                                              Years Ended December 31,
                                  --------------------------------------------------------------------------------
                                             2015                       2014                        2013
                                  -------------------------  --------------------------  -------------------------
                                                 Other                       Other                      Other
                                   Pension   Postretirement   Pension    Postretirement   Pension   Postretirement
                                   Benefits     Benefits      Benefits      Benefits      Benefits     Benefits
                                  ---------  --------------  ----------  --------------  ---------  --------------
                                                                    (In millions)
Net periodic benefit costs
 Service costs................... $     217       $      15  $      200        $     14  $     214       $      17
 Interest costs..................       404              88         437              92        366              85
 Settlement and curtailment
   costs.........................        --              --          14               2         --              --
 Expected return on plan
   assets........................      (538)            (80)       (475)            (75)      (453)            (74)
 Amortization of net actuarial
   (gains) losses................       190              43         169              11        219              51
 Amortization of prior service
   costs (credit)................        (1)             (3)          1              (1)         6             (69)
 Allocated to affiliates.........       (59)            (18)        (54)            (11)       (12)             --
                                  ---------       ---------  ----------        --------  ---------       ---------
   Total net periodic benefit
     costs (credit)..............       213              45         292              32        340              10
                                  ---------       ---------  ----------        --------  ---------       ---------
Other changes in plan assets and
  benefit obligations recognized
  in OCI
 Net actuarial (gains) losses....        50            (156)        996             222       (492)           (532)
 Prior service costs (credit)....        --              (7)        (18)            (12)        --              --
 Amortization of net actuarial
   (gains) losses................      (190)            (43)       (169)            (11)      (219)            (55)
 Amortization of prior service
   (costs) credit................         1               3          (1)              1         (6)             75
                                  ---------       ---------  ----------        --------  ---------       ---------
   Total recognized in OCI.......      (139)           (203)        808             200       (717)           (512)
                                  ---------       ---------  ----------        --------  ---------       ---------
     Total recognized in net
       periodic benefit costs
       and OCI................... $      74       $    (158) $    1,100        $    232  $    (377)      $    (502)
                                  =========       =========  ==========        ========  =========       =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Employee Benefit Plans (continued)


  The estimated net actuarial (gains) losses and prior service costs (credit) for the defined benefit pension plans and other postretirement benefit plans that will be amortized from AOCI into net periodic benefit costs over the next year are $193 million and ($1) million, and $13 million and ($7) million, respectively.

 Assumptions

    Assumptions used in determining benefit obligations were as follows:

                                    Pension Benefits Other Postretirement Benefits
                                    ---------------- -----------------------------
December 31, 2015
Weighted average discount rate.....      4.50%                   4.60%
Rate of compensation increase......  2.25% - 8.50%                N/A
December 31, 2014
Weighted average discount rate.....      4.10%                   4.10%
Rate of compensation increase......  2.25% - 8.50%                N/A

    Assumptions used in determining net periodic benefit costs were as follows:

                                    Pension Benefits Other Postretirement Benefits
                                    ---------------- -----------------------------
Year Ended December 31, 2015
Weighted average discount rate.....      4.10%                   4.10%
Weighted average expected rate of
  return on plan assets............      6.25%                   5.70%
Rate of compensation increase......  2.25% - 8.50%                N/A
Year Ended December 31, 2014
Weighted average discount rate.....      5.15%                   5.15%
Weighted average expected rate of
  return on plan assets............      6.25%                   5.70%
Rate of compensation increase......  3.50% - 7.50%                N/A
Year Ended December 31, 2013
Weighted average discount rate.....      4.20%                   4.20%
Weighted average expected rate of
  return on plan assets............      6.24%                   5.76%
Rate of compensation increase......  3.50% - 7.50%                N/A

    The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate PBO when due.

    The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

    The weighted average expected rate of return on plan assets for use in that plan's valuation in 2016 is currently anticipated to be 6.00% for pension benefits and 5.52% for other postretirement benefits.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Employee Benefit Plans (continued)


    The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                                        December 31,
                                                            -------------------------------------
                                                                   2015               2014
                                                            ------------------- -----------------
                                                             Before  Age 65 and Before Age 65 and
                                                             Age 65    older    Age 65   older
                                                            -------- ---------- ------ ----------
Following year.............................................     6.3%    10.3%     6.4%     6.4%
Ultimate rate to which cost increase is assumed to decline.     4.2%     4.6%     4.4%     4.7%
Year in which the ultimate trend rate is reached...........     2086     2091     2094     2089

    Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A 1% change in assumed healthcare costs trend rates would have the following effects as of December 31, 2015:

                                                          One Percent One Percent
                                                           Increase    Decrease
                                                          ----------- -----------
                                                               (In millions)
Effect on total of service and interest costs components.  $     15   $     (12)
Effect of accumulated postretirement benefit obligations.  $    253   $    (207)

    As of December 31, 2014, the improved mortality rate assumption used for all U.S. pension and postretirement benefit plans is the RP-2000 healthy mortality table projected generationally using 175% of Scale AA. The mortality rate assumption was revised based upon the results of a comprehensive study of MetLife's demographic experience and reflects the current best estimate of expected mortality rates for MetLife's participant population. Prior to December 31, 2014, the mortality rate assumption used to value the benefit obligations and net periodic benefit cost for these plans was the RP-2000 healthy mortality table projected generationally using 100% of Scale AA.

  Plan Assets

    The Company provides employees with benefits under various Employee Retirement Income Security Act of 1974 ("ERISA") benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in an insurance group annuity contract, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in a trust which largely utilizes insurance contracts to hold the assets. All of these contracts are issued by the Company's insurance affiliates, and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short-term investments, fixed maturity and equity securities, derivatives, real estate, private equity investments and hedge fund investments.

    The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Employee Benefit Plans (continued)

  medical plans (the "Invested Plans") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any of the given Managers.

    The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward (i) maximizing the Invested Plan's funded status;
  (ii) minimizing the volatility of the Invested Plan's funded status;
  (iii) generating asset returns that exceed liability increases; and
  (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of Invested Plan's assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

    Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that is otherwise restricted.

    The table below summarizes the actual weighted average allocation of the estimated fair value of total plan assets by asset class at December 31 for the years indicated and the approved target allocation by major asset class at December 31, 2015 for the Invested Plans:

                                                        December 31,
                          ----------------------------------------------------------------------------
                                         2015                                    2014
                          -------------------------------------- -------------------------------------
                                            Other Postretirement                  Other Postretirement
                          Pension Benefits      Benefits         Pension Benefits       Benefits
                          ----------------- -------------------- ---------------- --------------------
                                   Actual              Actual         Actual
                          Target Allocation Target   Allocation     Allocation     Actual Allocation
                          ------ ---------- ------   ----------  ---------------- --------------------
Asset Class
Fixed maturity securities  80%         71%   76%           73%            69%                71%
Equity securities........  10%         14%   24%           25%            15%                27%
Alternative
  securities (1).........  10%         15%   --%            2%            16%                 2%
                                  --------            --------       --------           --------
  Total assets...........             100%                100%           100%               100%
                                  ========            ========       ========           ========

--------

(1)Alternative securities primarily include derivative assets, money market securities, short-term investments and other investments. Other postretirement benefits do not include postretirement life's target and actual allocation of plan assets that are all in short-term investments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Employee Benefit Plans (continued)


  Estimated Fair Value

    The pension and other postretirement benefit plan assets are categorized into a three-level fair value hierarchy, as described in Note 10, based upon the significant input with the lowest level in its valuation. The Level 2 asset category includes certain separate accounts that are primarily invested in liquid and readily marketable securities. The estimated fair value of such separate accounts is based upon reported NAV provided by fund managers and this value represents the amount at which transfers into and out of the respective separate account are effected. These separate accounts provide reasonable levels of price transparency and can be corroborated through observable market data. Directly held investments are primarily invested in U.S. and foreign government and corporate securities. The Level 3 asset category includes separate accounts that are invested in assets that provide little or no price transparency due to the infrequency with which the underlying assets trade and generally require additional time to liquidate in an orderly manner. Accordingly, the values for separate accounts invested in these alternative asset classes are based on inputs that cannot be readily derived from or corroborated by observable market data.

    The pension and other postretirement plan assets measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                   December 31, 2015
                                         ---------------------------------------------------------------------
                                                  Pension Benefits                       Other Postretirement Benefits
                                         -----------------------------------           ---------------------------------
                                           Fair Value Hierarchy                         Fair Value Hierarchy
                                         -------------------------                     -----------------------
                                                                             Total                                    Total
                                                                           Estimated                                Estimated
                                                                             Fair                                     Fair
                                         Level 1     Level 2     Level 3     Value     Level 1   Level 2   Level 3    Value
                                         --------    --------    -------   ---------   -------   -------   -------  ---------
                                                                     (In millions)
Assets
Fixed maturity securities:
 Corporate.............................. $     --    $  2,905    $   78    $  2,983    $   18    $  280     $   1   $    299
 U.S. government bonds..................      994         493        --       1,487       193        12        --        205
 Foreign bonds..........................       --         677        17         694        --        61        --         61
 Federal agencies.......................       --         228        --         228        --        34        --         34
 Municipals.............................       --         302        --         302        --        55        --         55
 Other (1)..............................       --         354         7         361        --        47        --         47
                                         --------    --------    ------    --------    ------    ------     -----   --------
   Total fixed maturity securities......      994       4,959       102       6,055       211       489         1        701
                                         --------    --------    ------    --------    ------    ------     -----   --------
Equity securities:
 Common stock -- domestic...............      751          24        --         775       126        --        --        126
 Common stock -- foreign................      378          --        --         378       111        --        --        111
                                         --------    --------    ------    --------    ------    ------     -----   --------
   Total equity securities..............    1,129          24        --       1,153       237        --        --        237
                                         --------    --------    ------    --------    ------    ------     -----   --------
Other investments.......................       --          84       722         806        --        --        --         --
Short-term investments..................       10         304        --         314         1       431        --        432
Money market securities.................        9          49        --          58        --        --        --         --
Derivative assets.......................       26           3        75         104         2        --        --          2
                                         --------    --------    ------    --------    ------    ------     -----   --------
     Total assets....................... $  2,168    $  5,423    $  899    $  8,490    $  451    $  920     $   1   $  1,372
                                         ========    ========    ======    ========    ======    ======     =====   ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Employee Benefit Plans (continued)


                                                                 December 31, 2014
                                       ---------------------------------------------------------------------
                                                Pension Benefits                      Other Postretirement Benefits
                                       -----------------------------------          ---------------------------------
                                         Fair Value Hierarchy                        Fair Value Hierarchy
                                       -------------------------                    -----------------------
                                                                           Total                                  Total
                                                                         Estimated                              Estimated
                                                                           Fair                                   Fair
                                       Level 1     Level 2     Level 3     Value    Level 1   Level 2   Level 3   Value
                                       --------    --------    -------   ---------  -------   -------   ------- ---------
                                                                          (In millions)
Assets
Fixed maturity securities:
  Corporate........................... $     --    $  2,638    $   80    $  2,718   $   42    $  244     $   3  $    289
  U.S. government bonds...............    1,605         223        --       1,828      169        12        --       181
  Foreign bonds.......................       --         718        17         735       --        68        --        68
  Federal agencies....................       --         254        --         254       --        35        --        35
  Municipals..........................       --         270        --         270       --        74        --        74
  Other (1)...........................       --         188         8         196       --        63        --        63
                                       --------    --------    ------    --------   ------    ------     -----  --------
    Total fixed maturity securities...    1,605       4,291       105       6,001      211       496         3       710
                                       --------    --------    ------    --------   ------    ------     -----  --------
Equity securities:
  Common stock -- domestic............      951          --        --         951      188        --        --       188
  Common stock -- foreign.............      394          --        --         394       80        --        --        80
                                       --------    --------    ------    --------   ------    ------     -----  --------
    Total equity securities...........    1,345          --        --       1,345      268        --        --       268
                                       --------    --------    ------    --------   ------    ------     -----  --------
Other investments.....................       --          24       743         767       --        --        --        --
Short-term investments................      189         273        --         462       14       433        --       447
Money market securities...............       29          56        --          85       --        --        --        --
Derivative assets.....................       11           7        72          90       --         1        --         1
                                       --------    --------    ------    --------   ------    ------     -----  --------
     Total assets..................... $  3,179    $  4,651    $  920    $  8,750   $  493    $  930     $   3  $  1,426
                                       ========    ========    ======    ========   ======    ======     =====  ========

--------

(1)Other primarily includes mortgage-backed securities, collateralized mortgage obligations and ABS.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Employee Benefit Plans (continued)

    A rollforward of all pension and other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs was as follows:

                                 Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                 ----------------------------------------------------------------------
                                                        Pension Benefits
                                 ----------------------------------------------------------------------
                                                                      Equity
                                  Fixed Maturity Securities         Securities
                                 ---------------------------------  ----------
                                                                      Common
                                             Foreign                 Stock -       Other     Derivative
                                 Corporate    Bonds     Other (1)    Domestic   Investments    Assets
                                 ---------   -------    ---------   ----------  -----------  ----------
                                                              (In millions)
Balance, January 1, 2014........  $    55    $    10     $    19    $     139    $     563    $     33
Realized gains (losses).........        3         --          --           --          (13)        (16)
Unrealized gains (losses).......       --         --          --           --          114          19
Purchases, sales, issuances and
  settlements, net..............       11          5          (2)          --         (104)         34
Transfers into and/or out of
  Level 3.......................       11          2          (9)        (139)         183           2
                                  -------     -------    -------    ---------    ---------    --------
Balance, December 31, 2014......  $    80    $    17     $     8    $      --    $     743    $     72
Realized gains (losses).........        1         --          --           --           --         (11)
Unrealized gains (losses).......       (5)        --           1           --           55          (9)
Purchases, sales, issuances and
  settlements, net..............        8          1          (1)          --          (76)         23
Transfers into and/or out of
  Level 3.......................       (6)        (1)         (1)          --           --          --
                                  -------     -------    -------    ---------    ---------    --------
Balance, December 31, 2015......  $    78    $    17     $     7    $      --    $     722    $     75
                                  =======     =======    =======    =========    =========    ========

--------

(1)Other includes ABS and collateralized mortgage obligations.

    Other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs were not significant for the years ended December 31, 2015 and 2014.

  Expected Future Contributions and Benefit Payments

    It is the Company's practice to make contributions to the qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions are required for 2016. The Company expects to make discretionary contributions to the qualified pension plan of $300 million in 2016. For information on employer contributions, see "-- Obligations and Funded Status."

    Benefit payments due under the nonqualified pension plans are primarily funded from the Company's general assets as they become due under the provision of the plans, therefore benefit payments equal employer contributions. The Company expects to make contributions of $65 million to fund the benefit payments in 2016.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Employee Benefit Plans (continued)


    Postretirement benefits are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due. As permitted under the terms of the governing trust document, the Company may be reimbursed from plan assets for postretirement medical claims paid from their general assets. The Company expects to make contributions of $50 million towards benefit obligations in 2016 to pay postretirement medical claims.

    Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                                              Pension Benefits Other Postretirement Benefits
                                              ---------------- -----------------------------
                                                              (In millions)
2016.........................................    $      512              $     84
2017.........................................    $      534              $     85
2018.........................................    $      545              $     88
2019.........................................    $      563              $     90
2020.........................................    $      583              $     93
2021-2025....................................    $    3,202              $    501

  Additional Information

    As previously discussed, most of the assets of the pension benefit plans are held in a group annuity contract issued by the Company while some of the assets of the postretirement benefit plans are held in a trust which largely utilizes life insurance contracts issued by the Company to hold such assets. Total revenues from these contracts recognized on the consolidated statements of operations were $55 million, $50 million and $49 million for the years ended December 31, 2015, 2014 and 2013, respectively, and included policy charges and net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains (losses), credited to the account balances was ($130) million, $1.2 billion and $20 million for the years ended December 31, 2015, 2014 and 2013, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

Defined Contribution Plans

  The Company sponsors defined contribution plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed $72 million, $68 million and $84 million for the years ended December 31, 2015, 2014 and 2013, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Income Tax

  The provision for income tax from continuing operations was as follows:

                                            Years Ended December 31,
                                        -------------------------------
                                           2015       2014       2013
                                        ---------- ---------- ---------
                                                 (In millions)
       Current:
         Federal....................... $    1,384 $      901 $     789
         State and local...............         20          3         2
         Foreign.......................         36         74       176
                                        ---------- ---------- ---------
          Subtotal.....................      1,440        978       967
                                        ---------- ---------- ---------
       Deferred:
         Federal.......................        315        538      (411)
         Foreign.......................         27         16       125
                                        ---------- ---------- ---------
          Subtotal.....................        342        554      (286)
                                        ---------- ---------- ---------
            Provision for income tax
              expense (benefit)........ $    1,782 $    1,532 $     681
                                        ========== ========== =========

  The Company's income (loss) from continuing operations before income tax expense (benefit) from domestic and foreign operations were as follows:

                                           Years Ended December 31,
                                          --------------------------
                                            2015     2014     2013
                                          -------- -------- --------
                                                (In millions)
           Income (loss) from continuing
             operations:
             Domestic.................... $  4,467 $  5,335 $  2,540
             Foreign.....................       72       56      282
                                          -------- -------- --------
              Total...................... $  4,539 $  5,391 $  2,822
                                          ======== ======== ========

  The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations was as follows:

                                           Years Ended December 31,
                                          --------------------------
                                            2015      2014     2013
                                          --------  --------  ------
                                                 (In millions)
           Tax provision at U.S.
             statutory rate.............. $  1,589  $  1,887  $  988
           Tax effect of:
             Dividend received deduction.      (82)      (82)    (66)
             Tax-exempt income...........      (24)      (40)    (42)
             Prior year tax (1)..........      558        11      29
             Low income housing tax
              credits....................     (221)     (205)   (190)
             Other tax credits...........      (68)      (66)    (44)
             Foreign tax rate
              differential...............       (4)       --       2
             Change in valuation
              allowance..................       (1)       --      (4)

             Other, net..................       35        27       8
                                          --------  --------  ------
              Provision for income tax
                expense (benefit)........ $  1,782  $  1,532  $  681
                                          ========  ========  ======

--------

(1)As discussed further below, prior year tax includes a $557 million non-cash charge related to an uncertain tax position.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Income Tax (continued)


  Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                          December 31,
                                                       ------------------
                                                         2015      2014
                                                       --------  --------
                                                          (In millions)
     Deferred income tax assets:
      Policyholder liabilities and receivables........ $  1,888  $  1,577
      Net operating loss carryforwards................       26        29
      Employee benefits...............................      922     1,015
      Tax credit carryforwards........................      700       979
      Litigation-related and government mandated......      231       259
      Other...........................................      438       309
                                                       --------  --------
        Total gross deferred income tax assets........    4,205     4,168
      Less: Valuation allowance.......................       21        22
                                                       --------  --------
        Total net deferred income tax assets..........    4,184     4,146
                                                       --------  --------
     Deferred income tax liabilities:
      Investments, including derivatives..............    3,025     2,402
      Intangibles.....................................       53        72
      DAC.............................................    1,461     1,568
      Net unrealized investment gains.................    2,528     3,903
      Other...........................................        5        36
                                                       --------  --------
        Total deferred income tax liabilities.........    7,072     7,981
                                                       --------  --------
          Net deferred income tax asset (liability)... $ (2,888) $ (3,835)
                                                       ========  ========

  The Company also has recorded a valuation allowance charge of $1 million related to certain state net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain state net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

  The following table sets forth the domestic and state net operating loss carryforwards for tax purposes at December 31, 2015.

                                            Net Operating Loss Carryforwards
                                            --------------------------------
                                              Domestic               State
                                            ------------           ---------
                                                     (In millions)
             Expiration
             2016-2020.....................     $    --               $   31
             2021-2025.....................          --                   50
             2026-2030.....................          --                   41
             2031-2035.....................          14                   12
             Indefinite....................          --                   --
                                                -------               ------
                                                $    14               $  134
                                                =======               ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Income Tax (continued)


  The following table sets forth the general business credits, foreign tax credits, and other credit carryforwards for tax purposes at December 31, 2015.

                                              Tax Credit Carryforwards
                                    ---------------------------------------------
                                    General Business
                                        Credits      Foreign Tax Credits  Other
                                    ---------------- ------------------- --------
                                                     (In millions)
Expiration
2016-2020..........................     $     --          $     --       $     --
2021-2025..........................           --               185             --
2026-2030..........................          103                --             --
2031-2035..........................          519                --             --
Indefinite.........................           --                --            123
                                        --------          --------       --------
                                        $    622          $    185       $    123
                                        ========          ========       ========

  The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due to
(from) affiliates included $124 million, ($24) million and $157 million for the years ended December 31, 2015, 2014 and 2013, respectively.

  The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2007, except for i) 2000 through 2002 where the IRS disallowance relates to certain tax credits claimed--in April 2015, the Company received a Statutory Notice of Deficiency (the "Notice") and paid the tax thereon in September 2015 (see additional details below); and ii) 2003 through 2006, where the IRS disallowance relates predominantly to certain tax credits claimed and the Company is engaged with IRS appeals. Management believes it has established adequate tax liabilities and final resolution for the years 2000 through 2006 is not expected to have a material impact on the Company's consolidated financial statements.

  The Company recorded a non-cash charge to net income of $792 million, net of tax, during the third quarter of 2015. The charge was related to an uncertain tax position and was comprised of a $557 million charge included in provision for income tax expense (benefit) and a $362 million ($235 million, net of tax) charge included in other expenses. This charge is the result of the Company's consideration of recent decisions of the U.S. Court of Appeals for the Second Circuit upholding the disallowance of foreign tax credits claimed by other corporate entities not affiliated with the Company. The Company's action relates to tax years from 2000 to 2009, during which MLIC held non-U.S. investments in support of its life insurance business through a United Kingdom investment subsidiary that was structured as a joint venture at the time.

  There has been no change in the Company's position on the disallowance of its foreign tax credits by the IRS. The Company continues to contest the disallowance of these foreign tax credits by the IRS as management believes the facts strongly support the Company's position. The Company will defend its position vigorously and does not expect any additional charges related to this matter.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Income Tax (continued)


  Also related to the aforementioned foreign tax credit matter, on April 9, 2015, the IRS issued the Notice to the Company. The Notice asserted that the Company owes additional taxes and interest for 2000 through 2002 primarily due to the disallowance of foreign tax credits. The transactions that are the subject of the Notice continue through 2009, and it is likely that the IRS will seek to challenge these later periods. On September 18, 2015, the Company paid the assessed tax and interest of $444 million for 2000 through 2002 and will subsequently file a claim for a refund. On November 19, 2015, $9 million of this amount was refunded from the IRS as an overpayment of interest.

  The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

  A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                   Years Ended December 31,
                                                                ------------------------------
                                                                   2015       2014      2013
                                                                ----------  --------  --------
                                                                         (In millions)
Balance at January 1,.......................................... $      546  $    532  $    532
Additions for tax positions of prior years (1).................        558        27        50
Reductions for tax positions of prior years....................         --       (13)       (4)
Additions for tax positions of current year....................          4         3         3
Settlements with tax authorities...............................        (33)       (3)      (49)
                                                                ----------  --------  --------
Balance at December 31,........................................ $    1,075  $    546  $    532
                                                                ==========  ========  ========
Unrecognized tax benefits that, if recognized would impact the
  effective rate............................................... $    1,060  $    497  $    491
                                                                ==========  ========  ========

--------

(1)The significant increase in 2015 is related to the non-cash charge discussed above.

  The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

  Interest was as follows:

                                           Years Ended December 31,
                                           ------------------------
                                             2015    2014    2013
                                           -------- ------- -------
                                                (In millions)
            Interest recognized on the
              consolidated statements of
              operations (1).............. $    382 $    37 $    17

                                                 December 31,
                                               -----------------
                                                 2015     2014
                                               -------- --------
                                                 (In millions)
                Interest included in other
                  liabilities on the
                  consolidated balance sheets
                  (1)......................... $    647 $    265

--------

(1)The significant increase in 2015 is related to the non-cash charge discussed above.

  The Company had no penalties for the years ended December 31, 2015, 2014 and 2013.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Income Tax (continued)


  The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2015, 2014 and 2013, the Company recognized an income tax benefit of $76 million, $92 million and $53 million, respectively, related to the separate account DRD. The 2014 benefit included a benefit of $16 million related to a true-up of the 2013 tax return. The 2013 benefit included an expense of $7 million related to a true-up of the 2012 tax return.

17. Contingencies, Commitments and Guarantees

Contingencies

  Litigation

    The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

    Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

    The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be reasonably estimated at December 31, 2015. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

17. Contingencies, Commitments and Guarantees (continued)


   Matters as to Which an Estimate Can Be Made

      For some of the matters disclosed below, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. As of December 31, 2015, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be $0 to $420 million.

   Matters as to Which an Estimate Cannot Be Made

      For other matters disclosed below, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

   Asbestos-Related Claims

      Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

      Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that:
   (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs -- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

17. Contingencies, Commitments and Guarantees (continued)

   Insurance Company's conduct was not the cause of the plaintiffs' injuries;
   (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

      The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                             December 31,
                                                --------------------------------------
                                                    2015         2014         2013
                                                 ---------    ---------    ---------
                                                (In millions, except number of claims)
   Asbestos personal injury claims at year end.    67,787       68,460       67,983
   Number of new claims during the year........     3,856        4,636        5,898
   Settlement payments during the year (1)..... $    56.1    $    46.0    $    37.0

--------

(1)Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company's attorneys' fees and expenses.

      The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

      The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

      The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

17. Contingencies, Commitments and Guarantees (continued)

   particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

      The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and
   (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

      Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants and the jurisdictions in which claims are pending. As previously disclosed, in 2014, Metropolitan Life Insurance Company increased its recorded liability for asbestos-related claims to $690 million. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its liability analysis for asbestos-related claims through December 31, 2015.

 Regulatory Matters

   The Company receives and responds to subpoenas or other inquiries seeking a broad range of information from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the U.S. Securities and Exchange Commission ("SEC"); federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority ("FINRA"). The issues involved in information requests and regulatory matters vary widely. The Company cooperates in these inquiries.

  In the Matter of Chemform, Inc. Site, Pompano Beach, Broward County, Florida

   In July 2010, the Environmental Protection Agency ("EPA") advised Metropolitan Life Insurance Company that it believed payments were due under two settlement agreements, known as "Administrative Orders on Consent," that New England Mutual Life Insurance Company ("New England Mutual") signed in 1989 and 1992 with respect to the cleanup of a Superfund site in Florida (the "Chemform Site"). The EPA originally contacted Metropolitan Life Insurance Company (as successor to New England Mutual) and a third party in 2001, and advised that they owed additional clean-up costs for the Chemform Site. The matter was not resolved

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

17. Contingencies, Commitments and Guarantees (continued)

 at that time. The EPA is requesting payment of an amount under $1 million from Metropolitan Life Insurance Company and such third party for past costs and an additional amount for future environmental testing costs at the Chemform Site. In September 2012, the EPA, Metropolitan Life Insurance Company and the third party executed an Administrative Order on Consent under which Metropolitan Life Insurance Company and the third party have agreed to be responsible for certain environmental testing at the Chemform Site. The Company estimates that its costs for the environmental testing will not exceed $100,000. The September 2012 Administrative Order on Consent does not resolve the EPA's claim for past clean-up costs. The EPA may seek additional costs if the environmental testing identifies issues. The Company estimates that the aggregate cost to resolve this matter will not exceed $1 million.

  Sales Practices Regulatory Matters.

   Regulatory authorities in a number of states and FINRA, and occasionally the SEC, have had investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by Metropolitan Life Insurance Company, NELICO and GALIC. These investigations often focus on the conduct of particular financial services representatives and the sale of unregistered or unsuitable products or the misuse of client assets. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief, including restitution payments. The Company may continue to resolve investigations in a similar manner. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for these sales practices-related investigations or inquiries.

 Unclaimed Property Litigation

  West Virginia Lawsuits

   On September 20, 2012, the West Virginia Treasurer filed an action against Metropolitan Life Insurance Company in West Virginia state court (West Virginia ex rel. John D. Perdue v. Metropolitan Life Insurance Company, Circuit Court of Putnam County, Civil Action No. 12-C-295) alleging that Metropolitan Life Insurance Company violated the West Virginia Uniform Unclaimed Property Act (the "Act"), seeking to compel compliance with the Act, and seeking payment of unclaimed property, interest, and penalties. On November 21, 2012 and January 9, 2013, the Treasurer filed substantially identical suits against NELICO and GALIC, respectively. On June 16, 2015, the West Virginia Supreme Court of Appeals reversed the Circuit Court's order that had granted defendants' motions to dismiss the actions and remanded them to the Circuit Court for further proceedings. The defendants intend to defend these actions vigorously.

 Total Control Accounts Litigation

   Metropolitan Life Insurance Company is a defendant in a lawsuit related to its use of retained asset accounts, known as TCA, as a settlement option for death benefits.

  Owens v. Metropolitan Life Insurance Company (N.D. Ga., filed April 17, 2014)

    Plaintiff filed this putative class action lawsuit on behalf of all persons for whom Metropolitan Life Insurance Company established a TCA to pay death benefits under an ERISA plan. The action alleges that Metropolitan Life Insurance Company's use of the TCA as the settlement option for life insurance benefits

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

17. Contingencies, Commitments and Guarantees (continued)

  under some group life insurance policies violates Metropolitan Life Insurance Company's fiduciary duties under ERISA. As damages, plaintiff seeks disgorgement of profits that Metropolitan Life Insurance Company realized on accounts owned by members of the putative class. The court denied Metropolitan Life Insurance Company's motion to dismiss the complaint. The Company intends to defend this action vigorously.

  Reinsurance Litigation

  Robainas, et al. v. Metropolitan Life Ins. Co. (S.D.N.Y., December 16, 2014)

    Plaintiffs filed this putative class action lawsuit on behalf of themselves and all persons and entities who, directly or indirectly, purchased, renewed or paid premiums on life insurance policies issued by Metropolitan Life Insurance Company from 2009 through 2014 (the "Policies"). Two similar actions were subsequently filed, Yale v. Metropolitan Life Ins. Co. (S.D.N.Y., January 12, 2015) and International Association of Machinists and Aerospace Workers District Lodge 15 v. Metropolitan Life Ins. Co. (E.D.N.Y., February 2, 2015). Both of these actions were consolidated with the Robainas action. The consolidated complaint alleges that Metropolitan Life Insurance Company inadequately disclosed in its statutory annual statements that certain reinsurance transactions with affiliated reinsurance companies were collateralized using "contractual parental guarantees," and thereby allegedly misrepresented its financial condition and the adequacy of its reserves. The lawsuit sought recovery under Section 4226 of the New York Insurance Law of a statutory penalty in the amount of the premiums paid for the Policies. On October 9, 2015, the court granted Metropolitan Life Insurance Company's motion to dismiss the consolidated complaint, finding that plaintiffs lacked
  Article III standing because they did not allege any concrete injury as a result of the alleged conduct. Plaintiffs appealed this decision to the Second Circuit Court of Appeals.

  Intoccia v. Metropolitan Life Ins. Co. (S.D.N.Y., April 20, 2015)

    Plaintiffs filed this putative class action on behalf of themselves and all persons and entities who, directly or indirectly, purchased, renewed or paid premiums for Guaranteed Benefits Insurance Riders attached to variable annuity contracts with Metropolitan Life Insurance Company from 2009 through 2015 (the "Annuities"). The court consolidated Weilert v. Metropolitan Life Ins. Co. (S.D.N.Y., April 30, 2015) with the Intoccia case, and the consolidated, amended complaint alleges that Metropolitan Life Insurance Company inadequately disclosed in its statutory annual statements that certain reinsurance transactions with affiliated reinsurance companies were collateralized using "contractual parental guarantees," and thereby allegedly misrepresented its financial condition and the adequacy of its reserves. The lawsuits seek recovery under Section 4226 of the New York Insurance Law of a statutory penalty in the amount of the premiums paid for Guaranteed Benefits Insurance Riders attached to the Annuities. The Court granted Metropolitan Life Insurance Company's motion to dismiss, adopting the reasoning of the Robainas decision. Plaintiffs appealed this decision to the Second Circuit Court of Appeals.

  Other Litigation

  McGuire v. Metropolitan Life Insurance Company (E.D. Mich., filed February 22, 2012)

    This lawsuit was filed by the fiduciary for the Union Carbide Employees' Pension Plan and alleges that Metropolitan Life Insurance Company, which issued annuity contracts to fund some of the benefits the Plan provides, engaged in transactions that ERISA prohibits and violated duties under ERISA and federal common

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

17. Contingencies, Commitments and Guarantees (continued)

  law by determining that no dividends were payable with respect to the contracts from and after 1999. On August 8, 2014, the court denied the parties' motions for summary judgment. The court has set a June 6, 2016 trial date.

  Sun Life Assurance Company of Canada Indemnity Claim

    In 2006, Sun Life Assurance Company of Canada ("Sun Life"), as successor to the purchaser of Metropolitan Life Insurance Company's Canadian operations, filed a lawsuit in Toronto, seeking a declaration that Metropolitan Life Insurance Company remains liable for "market conduct claims" related to certain individual life insurance policies sold by Metropolitan Life Insurance Company and that were transferred to Sun Life. Sun Life had asked that the court require Metropolitan Life Insurance Company to indemnify Sun Life for these claims pursuant to indemnity provisions in the sale agreement for the sale of Metropolitan Life Insurance Company's Canadian operations entered into in June of 1998. In January 2010, the court found that Sun Life had given timely notice of its claim for indemnification but, because it found that Sun Life had not yet incurred an indemnifiable loss, granted Metropolitan Life Insurance Company's motion for summary judgment. Both parties appealed but subsequently agreed to withdraw the appeal and consider the indemnity claim through arbitration. In September 2010, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Toronto, Fehr v. Sun Life Assurance Co. (Super. Ct., Ontario, September 2010), alleging sales practices claims regarding the same individual policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. An amended class action complaint in that case was served on Sun Life in May 2013, again without naming Metropolitan Life Insurance Company as a party. On August 30, 2011, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Vancouver, Alamwala v. Sun Life Assurance Co. (Sup. Ct., British Columbia, August 2011), alleging sales practices claims regarding certain of the same policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. Sun Life contends that Metropolitan Life Insurance Company is obligated to indemnify Sun Life for some or all of the claims in these lawsuits. These sales practices cases against Sun Life are ongoing and the Company is unable to estimate the reasonably possible loss or range of loss arising from this litigation.

  Fauley v. Metropolitan Life Insurance Co., et al. (Circuit Court of the 19th Judicial Circuit, Lake County, Ill., July 3, 2014).

    Plaintiffs filed this lawsuit against defendants, including Metropolitan Life Insurance Company and a former MetLife financial services representative, alleging that the defendants sent unsolicited fax advertisements to plaintiff and others in violation of the Telephone Consumer Protection Act, as amended by the Junk Fax Prevention Act, 47 U.S.C. (S) 227. The court issued a final order certifying a nationwide settlement class and approving a settlement under which Metropolitan Life Insurance Company has agreed to pay up to $23 million to resolve claims as to fax ads sent between August 23, 2008 and August 7, 2014. On March 23, 2016, the intermediate appellate court affirmed the trial court's order.

  Voshall v. Metropolitan Life Ins. Co. (Superior Court of the State of California, County of Los Angeles, April 8, 2015)

    Plaintiff filed this putative class action lawsuit on behalf of himself and all persons covered under a long-term group disability income insurance policy issued by Metropolitan Life Insurance Company to public

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

17. Contingencies, Commitments and Guarantees (continued)

  entities in California between April 8, 2011 and April 8, 2015. Plaintiff alleges that Metropolitan Life Insurance Company improperly reduced benefits by including cost of living adjustments and employee paid contributions in the employer retirement benefits and other income that reduces the benefit payable under such policies. Plaintiff asserts causes of action for declaratory relief, violation of the California Business & Professions Code, breach of contract and breach of the implied covenant of good faith and fair dealing. The Company intends to defend this action vigorously.

  Martin v. Metropolitan Life Insurance Company, (Superior Court of the State of California, County of Contra Costa, filed December 17, 2015)

    Plaintiffs filed this this putative class action lawsuit on behalf of themselves and all California persons who have been charged compound interest by Metropolitan Life Insurance Company in life insurance policy and/or premium loan balances within the last four years. Plaintiffs allege that Metropolitan Life Insurance Company has engaged in a pattern and practice of charging compound interest on life insurance policy and premium loans without the borrower authorizing such compounding, and that this constitutes an unlawful business practice under California law. Plaintiff asserts causes of action for declaratory relief, violation of California's Unfair Competition Law and Usury Law, and unjust enrichment. Plaintiff seeks declaratory and injunctive relief, restitution of interest, and damages in an unspecified amount. The Company intends to defend this action vigorously.

  Lau v. Metropolitan Life Insurance Co. (S.D.N.Y. filed, December 3, 2015)

    This putative class action lawsuit was filed by a single defined contribution plan participant on behalf of all ERISA plans whose assets were invested in Metropolitan Life Insurance Company's "Group Annuity Contract Stable Value Funds" within the past six years. The suit alleges breaches of fiduciary duty under ERISA and challenges the "spread" with respect to the stable value fund group annuity products sold to retirement plans. The allegations focus on the methodology Metropolitan Life Insurance Company uses to establish and reset the crediting rate, the terms under which plan participants are permitted to transfer funds from a stable value option to another investment option, the procedures followed if an employer terminates a contract, and the level of disclosure provided. Plaintiff seeks declaratory and injunctive relief, as well as damages in an unspecified amount. The Company intends to defend this action vigorously.

  Sales Practices Claims

    Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds, other products or the misuse of client assets. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. The Company continues to defend vigorously against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

  Summary

    Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

17. Contingencies, Commitments and Guarantees (continued)

  limited to, in connection with its activities as an insurer, investor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

    It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

 Insolvency Assessments

   Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

  Assets and liabilities held for insolvency assessments were as follows:

                                                                         December 31,
                                                                        ---------------
                                                                         2015    2014
                                                                        ------- -------
                                                                         (In millions)
Other Assets:
 Premium tax offset for future discounted and undiscounted assessments. $    29 $    34
 Premium tax offsets currently available for paid assessments..........      50      65
                                                                        ------- -------
                                                                        $    79 $    99
                                                                        ======= =======
Other Liabilities:
 Insolvency assessments................................................ $    43 $    50
                                                                        ======= =======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

17. Contingencies, Commitments and Guarantees (continued)


Commitments

 Leases

   The Company, as lessee, has entered into various lease and sublease agreements for office space, information technology, aircrafts and other equipment. Future minimum gross rental payments relating to these lease arrangements are as follows:

                                          Amount
                                       -------------
                                       (In millions)
                           2016.......     $    241
                           2017.......          202
                           2018.......          189
                           2019.......          160
                           2020.......          154
                           Thereafter.          859
                                           --------
                            Total.....     $  1,805
                                           ========

   Total minimum rentals to be received in the future under non-cancelable subleases were $93 million as of December 31, 2015.

 Mortgage Loan Commitments

   The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $4.2 billion and $3.9 billion at December 31, 2015 and 2014, respectively.

  Commitments to Fund Partnership Investments, Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments

    The Company commits to fund partnership investments and to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $4.4 billion and $3.6 billion at December 31, 2015 and 2014, respectively.

Guarantees

  In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

17. Contingencies, Commitments and Guarantees (continued)

cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.2 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

  In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

  The Company's recorded liabilities were $4 million and $3 million at December 31, 2015 and 2014, respectively, for indemnities, guarantees and commitments.

18. Quarterly Results of Operations (Unaudited)

  The unaudited quarterly results of operations for 2015 and 2014 are summarized in the table below:

                                                                        Three Months Ended
                                                           ---------------------------------------------
                                                           March 31, June 30, September 30, December 31,
                                                           --------- -------- ------------- ------------
                                                                           (In millions)
2015
Total revenues............................................ $  9,862  $  8,833   $  10,772    $   9,304
Total expenses............................................ $  8,170  $  7,945   $   9,637    $   8,480
Income (loss) from continuing operations, net of income
  tax..................................................... $  1,190  $    668   $     268    $     631
Income (loss) from discontinued operations, net of income
  tax..................................................... $     --  $     --   $      --    $      --
Net income (loss)......................................... $  1,190  $    668   $     268    $     631
Less: Net income (loss) attributable to noncontrolling
  interests............................................... $      1  $      6   $      (8)   $       1
Net income (loss) attributable to Metropolitan Life
  Insurance Company....................................... $  1,189  $    662   $     276    $     630
2014
Total revenues............................................ $  9,037  $  9,252   $   9,857    $  10,585
Total expenses............................................ $  7,889  $  8,210   $   8,017    $   9,224
Income (loss) from continuing operations, net of income
  tax..................................................... $    828  $    749   $   1,303    $     979
Income (loss) from discontinued operations, net of income
  tax..................................................... $     (3) $     --   $      --    $      --
Net income (loss)......................................... $    825  $    749   $   1,303    $     979
Less: Net income (loss) attributable to noncontrolling
  interests............................................... $      1  $     --   $      (7)   $       1
Net income (loss) attributable to Metropolitan Life
  Insurance Company....................................... $    824  $    749   $   1,310    $     978

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

19. Related Party Transactions


Service Agreements

  The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $2.1 billion, $2.1 billion and $2.4 billion for the years ended December 31, 2015, 2014 and 2013, respectively. Revenues received from affiliates related to these agreements, recorded in universal life and investment-type product policy fees, were $135 million, $129 million and $127 million for the years ended December 31, 2015, 2014 and 2013, respectively. Revenues received from affiliates related to these agreements, recorded in other revenues, were $151 million, $177 million and $142 million for the years ended December 31, 2015, 2014 and 2013, respectively.

  The Company also entered into agreements with affiliates to provide additional services necessary to conduct the affiliates' activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements, included in other expenses, were $1.5 billion, $1.8 billion and $1.4 billion for the years ended December 31, 2015, 2014 and 2013, respectively, and were reimbursed to the Company by these affiliates.

  The Company had net payables to affiliates, related to the items discussed above, of $282 million and $169 million at December 31, 2015 and 2014, respectively.

  See Notes 6, 8, 9, 12, 13 and 15 for additional information on related party transactions.

20. Subsequent Events

Common Stock Dividend

  On March 15, 2016, Metropolitan Life Insurance Company paid an ordinary cash dividend to MetLife, Inc. of $1.5 billion.

Sales Distribution Services

  On February 28, 2016, MetLife, Inc. entered into a purchase agreement with Massachusetts Mutual Life Insurance Company ("MassMutual") pursuant to which MassMutual will acquire MetLife's U.S. Retail advisor force, the MetLife Premier Client Group, together with its affiliated broker-dealer, MetLife Securities, Inc., a wholly-owned subsidiary of MetLife, Inc., and certain related assets. As part of the transaction, MetLife, Inc. and MassMutual have also agreed to enter into a product development agreement under which MetLife's U.S. Retail business will be the exclusive developer of certain annuity products to be issued by MassMutual. The transaction is subject to certain closing conditions, including regulatory approval.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

20. Subsequent Events (continued)


The Separation

  On January 12, 2016, MetLife, Inc. announced its plan to pursue the Separation. MetLife is currently evaluating structural alternatives for the proposed Separation, including a public offering of shares in an independent, publicly traded company, a spin-off, or a sale. The completion of a public offering would depend on, among other things, the SEC filing and review process, as well as market conditions. Any Separation that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife expects that the life insurance closed block and the life and annuity business sold through Metropolitan Life Insurance Company will not be a part of the Separation. Metropolitan Life Insurance Company would no longer write new retail life and annuity business post-Separation.

                      Metropolitan Life Insurance Company
            (A Wholly-Owned Subsidiary of MetLife, Inc.) Schedule I

                    Consolidated Summary of Investments --
                   Other Than Investments in Related Parties
                               December 31, 2015

                                 (In millions)

                                                                                    Amount at
                                                    Cost or       Estimated Fair  Which Shown on
                                               Amortized Cost (1)     Value       Balance Sheet
Types of Investments                           ------------------ -------------- ----------------
Fixed maturity securities:
 Bonds:
   U.S. Treasury and agency securities........   $         36,183       $ 39,693 $         39,693
   Public utilities...........................             10,186         10,681           10,681
   State and political subdivision securities.              6,070          6,974            6,974
   Foreign government securities..............              3,178          3,606            3,606
   All other corporate bonds..................             75,375         76,682           76,682
                                                 ----------------       -------- ----------------
     Total bonds..............................            130,992        137,636          137,636
 Mortgage-backed and asset-backed securities..             36,407         37,061           37,061
 Redeemable preferred stock...................                962            989              989
                                                 ----------------       -------- ----------------
       Total fixed maturity securities........            168,361        175,686          175,686
                                                 ----------------       -------- ----------------
Trading and fair value option securities......                463            431              431
                                                 ----------------       -------- ----------------
Equity securities:
 Common stock:
   Industrial, miscellaneous and all other....              1,103          1,066            1,066
   Public utilities...........................                195            177              177
 Non-redeemable preferred stock...............                687            706              706
                                                 ----------------       -------- ----------------
       Total equity securities................              1,985          1,949            1,949
                                                 ----------------       -------- ----------------
Mortgage loans held-for-investment............             53,722                          53,722
Policy loans..................................              8,134                           8,134
Real estate and real estate joint ventures....              5,968                           5,968
Real estate acquired in satisfaction of debt..                 40                              40
Other limited partnership interests...........              4,088                           4,088
Short-term investments........................              5,595                           5,595
Other invested assets.........................             16,869                          16,869
                                                 ----------------                ----------------
       Total investments......................   $        265,225                $        272,482
                                                 ================                ================

--------

(1)The Company's trading and FVO securities portfolio is mainly comprised of fixed maturity and equity securities, including mutual funds and, to a lesser extent, short-term investments and cash and cash equivalents. Cost or amortized cost for fixed maturity securities and mortgage loans held-for-investment represents original cost reduced by repayments, valuation allowances and impairments from other-than-temporary declines in estimated fair value that are charged to earnings and adjusted for amortization of premiums or accretion of discounts; for equity securities, cost represents original cost reduced by impairments from other-than-temporary declines in estimated fair value; for real estate, cost represents original cost reduced by impairments and adjusted for valuation allowances and depreciation; for real estate joint ventures and other limited partnership interests, cost represents original cost reduced for impairments or original cost adjusted for equity in earnings and distributions.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
               Consolidated Supplementary Insurance Information
                       December 31, 2015, 2014 and 2013

                                 (In millions)

                              Future Policy Benefits,
                               Other Policy-Related
                       DAC         Balances and       Policyholder Policyholder
                       and     Policyholder Dividend    Account     Dividends       Unearned       Unearned
Segment                VOBA         Obligation          Balances     Payable    Premiums (1), (2) Revenue (1)
-------------------- -------- ----------------------- ------------ ------------ ----------------- -----------
2015
Retail.............. $  5,630       $   64,197         $  30,204      $  624         $   36         $  522
Group, Voluntary &
  Worksite Benefits.      303           21,477             8,193          --            269             --
Corporate Benefit
  Funding...........      105           41,696            56,023          --             --             33
Corporate & Other...        5              528                --          --              3             --
                     --------       ----------         ---------      ------         ------         ------
 Total.............. $  6,043       $  127,898         $  94,420      $  624         $  308         $  555
                     ========       ==========         =========      ======         ======         ======
2014
Retail.............. $  5,544       $   64,965         $  30,058      $  615         $   35         $  527
Group, Voluntary &
  Worksite Benefits.      324           20,500             8,305          --            321             --
Corporate Benefit
  Funding...........      106           40,414            57,539          --             --             41
Corporate & Other...        1              518                --          --             --             --
                     --------       ----------         ---------      ------         ------         ------
 Total.............. $  5,975       $  126,397         $  95,902      $  615         $  356         $  568
                     ========       ==========         =========      ======         ======         ======
2013
Retail.............. $  5,990       $   62,912         $  30,434      $  601         $   36         $  507
Group, Voluntary &
  Worksite Benefits.      333           19,460             8,575          --            236             --
Corporate Benefit
  Funding...........       93           36,452            53,489          --             --             31
Corporate & Other...       --              581                --          --              1             --
                     --------       ----------         ---------      ------         ------         ------
Total............... $  6,416       $  119,405         $  92,498      $  601         $  273         $  538
                     ========       ==========         =========      ======         ======         ======

--------

(1)Amounts are included within the future policy benefits, other policy-related balances and policyholder dividend obligation column.

(2)Includes premiums received in advance.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
        Consolidated Supplementary Insurance Information -- (continued)
                       December 31, 2015, 2014 and 2013

                                 (In millions)

                                                              Policyholder    Amortization of
                                                              Benefits and        DAC and
                                Premiums and                   Claims and          VOBA
                               Universal Life       Net     Interest Credited   Charged to       Other
                             and Investment-Type Investment  to Policyholder       Other       Operating
Segment                      Product Policy Fees   Income   Account Balances     Expenses     Expenses (1)
---------------------------- ------------------- ---------- ----------------- --------------- ------------
2015
Retail......................      $   5,758      $   5,039      $   6,320         $  691        $  2,691
Group, Voluntary & Worksite
  Benefits..................         15,439          1,655         14,125             32           2,234
Corporate Benefit Funding...          3,205          4,850          6,185             20             459
Corporate & Other...........            116             33             80             (1)          1,396
                                  ---------      ---------      ---------         ------        --------
 Total......................      $  24,518      $  11,577      $  26,710         $  742        $  6,780
                                  =========      =========      =========         ======        ========
2014
Retail......................      $   5,640      $   5,150      $   6,170         $  652        $  2,619
Group, Voluntary & Worksite
  Benefits..................         15,097          1,618         13,977             26           2,155
Corporate Benefit Funding...          2,985          4,780          5,805             17             458
Corporate & Other...........            128            345             77             --           1,384
                                  ---------      ---------      ---------         ------        --------
 Total......................      $  23,850      $  11,893      $  26,029         $  695        $  6,616
                                  =========      =========      =========         ======        ========
2013
Retail......................      $   5,456      $   5,077      $   6,059         $  217        $  2,956
Group, Voluntary & Worksite
  Benefits..................         14,420          1,594         13,346             25           2,005
Corporate Benefit Funding...          2,886          4,585          5,813             19             461
Corporate & Other...........             76            529             67             --           1,510
                                  ---------      ---------      ---------         ------        --------
 Total......................      $  22,838      $  11,785      $  25,285         $  261        $  6,932
                                  =========      =========      =========         ======        ========

--------

(1)Includes other expenses and policyholder dividends, excluding amortization of DAC and VOBA charged to other expenses.

  See Note 2 of the Notes to the Consolidated Financial Statements for information on certain segment reporting changes during the first quarter of 2015, which were retrospectively applied.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule IV
                           Consolidated Reinsurance
                       December 31, 2015, 2014 and 2013

                                 (In millions)

                                                                             % Amount
                                                                             Assumed
                             Gross Amount   Ceded     Assumed    Net Amount   to Net
                             ------------ ---------- ---------- ------------ --------
2015
Life insurance in-force..... $  3,035,399 $  361,355 $  811,435 $  3,485,479     23.3%
                             ============ ========== ========== ============
Insurance premium
Life insurance (1).......... $     14,449 $    1,143 $    1,638 $     14,944     11.0%
Accident & health insurance.        7,048         99         41        6,990      0.6%
                             ------------ ---------- ---------- ------------
 Total insurance premium.... $     21,497 $    1,242 $    1,679 $     21,934      7.7%
                             ============ ========== ========== ============
2014
Life insurance in-force..... $  2,935,363 $  372,886 $  830,980 $  3,393,457     24.5%
                             ============ ========== ========== ============
Insurance premium
Life insurance (1).......... $     14,135 $    1,159 $    1,630 $     14,606     11.2%
Accident & health insurance.        6,828         93         43        6,778      0.6%
                             ------------ ---------- ---------- ------------
 Total insurance premium.... $     20,963 $    1,252 $    1,673 $     21,384      7.8%
                             ============ ========== ========== ============
2013
Life insurance in-force..... $  2,940,853 $  401,576 $  844,946 $  3,384,223     25.0%
                             ============ ========== ========== ============
Insurance premium
Life insurance (1).......... $     13,820 $    1,187 $    1,423 $     14,056     10.1%
Accident & health insurance.        6,470         97         46        6,419      0.7%
                             ------------ ---------- ---------- ------------
 Total insurance premium.... $     20,290 $    1,284 $    1,469 $     20,475      7.2%
                             ============ ========== ========== ============

--------

(1)Includes annuities with life contingencies.

  For the year ended December 31, 2015, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $23.1 billion and $276.7 billion, respectively, and life insurance premiums of $40 million and $701 million, respectively. For the year ended December 31, 2014, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $23.9 billion and $277.9 billion, respectively, and life insurance premiums of $36 million and $681 million, respectively. For the year ended December 31, 2013, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $26.1 billion and $259.6 billion, respectively, and life insurance premiums of $45 million and $451 million, respectively.

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



                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                     PART C

                               OTHER INFORMATION


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS

The financial statements and financial highlights of each of the Investment Divisions of the Separate Account are included in Part B hereof and include:

   (1)   Report of Independent Registered Public Accounting Firm


   (2)   Statements of Assets and Liabilities as of December 31, 2015

   (3)   Statements of Operations for the year ended December 31, 2015

   (4) Statements of Changes in Net Assets for the years ended December 31, 2015 and 2014


   (5)   Notes to the Financial Statements

The consolidated financial statements and financial statement schedules of Metropolitan Life Insurance Company and subsidiaries are included in Part B hereof and include:

   (1)   Report of Independent Registered Public Accounting Firm


   (2)   Consolidated Balance Sheets as of December 31, 2015 and 2014

   (3) Consolidated Statements of Operations for the years ended December 31, 2015, 2014 and 2013



   (4) Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2015, 2014 and 2013

   (5) Consolidated Statements of Equity for the years ended December 31, 2015, 2014 and 2013

   (6) Consolidated Statements of Cash Flows for the years ended December 31, 2015, 2014 and 2013


   (7)   Notes to the Consolidated Financial Statements


   (8)   Financial Statement Schedules


(B) EXHIBITS


(1) Resolution of the Board of Directors of Metropolitan Life establishing Separate Account E.2


(2)            Not applicable.


(3)   (a)      Not applicable.


  (b)          Form of Metropolitan Life Insurance Company Sales Agreement.14


  (b)(i) Form of Enterprise Selling Agreement 9-12 (MetLife Investors Distribution Company Sales Agreement).25


  (c)          Participation Agreement -- Calvert.5


  (c)(i) Amendment to the Shared Funding Agreement dated June 5, 1990 between Calvert Investment Distributors, Inc., and Metropolitan Life Insurance, effective as of April 30, 2011.23


  (d)          Participation Agreements -- Fidelity Distributors Corp.5


  (d)(i)       Supplemental Agreements -- Fidelity.6


  (d)(ii)      Summary Prospectus Agreement (Summary) -- Fidelity.21


  (e)          Participation Agreement -- New England Zenith Fund.10


  (f)          Participation Agreement -- American Funds Insurance Series.11


  (f)(i)       Participation Agreement - American Funds Insurance Series -
               Summary.20



  (f)(ii) Amendment No. 4 to Participation Agreement between Metropolitan Life Insurance Company, American Funds Insurance Series and Capital Research and Management Company dated November 19, 2014.27



  (g)          Participation Agreement -- Met Investors Series Trust.12


  (g)(i)       First Amendment to the Participation Agreement.23


  (g)(ii)      Second Amendment to the Participation Agreement.23

  (g)(iii) Amendment to each of the Participation Agreements currently in effect between Met Investors Series Trust, MetLife Advisers, LLC, MetLife Investors Distribution Company and Metropolitan Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, First MetLife Investors Insurance Company, New England Life Insurance Company and General American Life Insurance Company effective April 30, 2010.24


  (h)          Participation Agreement with Metropolitan Series Fund, Inc.19


  (h)(i) Amendment to each of the Participation Agreements currently in effect between Metropolitan Series Fund, MetLife Advisers, LLC, MetLife Investors Distribution Company and Metropolitan Life Insurance Company, Metropolitan Tower Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, First MetLife Investors Insurance Company, New England Life Insurance Company and General American Life Insurance Company effective April 30, 2010.24


  (i)          MLI Distribution Company Retail Sales Agreement16


(4)   (a)      Amended Form of IRC Section 401 Group Annuity Contract
               (VestMet).5


  (a)(i) Form of IRC Section 401 Group Annuity Contract (Preference Plus) (Version 2).5


  (a)(ii) Form of IRC Section 401 Group Annuity Contract (Preference Plus) (Allocated and Unallocated).5


  (a)(iii)     Form IRC Section 401 Individual Annuity Contract (Preference
               Plus).5


  (a)(iv)      Form IRC Section 401 Group Annuity Contract (Preference Plus)
               (Oregon).2


  (a)(v) Form IRC Section 401 Group Annuity Contract (Preference Plus) (Allocated).4


  (a)(vi) Form IRC Section 401 Group Annuity Contract (Preference Plus) (Allocated) (New York).4


  (a)(vii) Form of Certificate under IRC Section 401 Group Annuity Contract (Preference Plus) (New York).4


  (b)          Amended Form of IRC Section 403(b) Group Annuity Contract
               (VestMet).5


  (b)(i) Amended Form of IRC Section 403(b) Group Annuity Contract (Preference Plus).5


  (b)(i)(A) Form of IRC Section 403(b) Group Annuity Contract (Financial Freedom-LIJ).5


  (b)(i)(B) Form of IRC Section 403(b) Group Annuity Contract (Enhanced Preference Plus Contract-Montefiore Medical Center, Maimonides Medical Center, The Mount Sinai Hospital).2


  (b)(i)(C) Form of IRC Section 403(b) Group Annuity Contract (Financial Freedom Account) (New Jersey-ABP).4


  (b)(i)(D) Form of IRC Section 403(b) Group Annuity Contract (Financial Freedom Account) (Texas-ORP).4


  (b)(i)(E) Form of IRC Section 403(b) Individual Annuity Contract (Preference Plus) (Oregon).4


  (b)(ii) Form of Certificate under IRC Section 403(b) Group Annuity Contract (VestMet).5


  (b)(iii) Form of Certificate under IRC Section 403(b) Group Annuity Contract (Preference Plus) (Version 2).5


  (b)(iii)(A) Form of Certificate under IRC Section 403(b) Group Annuity Contract (Preference Plus) (Versions 1 and 2).5


  (b)(iii)(B) Amended Form of Certificate under IRC Section 403(b) Group Annuity Contract (Preference Plus) (New York).5


  (b)(iii)(C) Form of Certificate under IRC Section 403(b) Group Annuity Contract (Financial Freedom Account).5


  (b)(iii)(D) Forms of Certificate under IRC Section 403(b) Group Annuity Contract (Preference Plus -- Enhanced TSA Preference Plus Contract).5


  (b)(iii)(E) Amended Form of Certificate under IRC Section 403(b) Group Annuity Contract (Preference Plus).5

  (b)(iii)(F) Form of Certificate under IRC Section 403(b) Group Annuity Contract (Chapman).5


  (b)(iii)(G) Form of Certificate under IRC Section 403(b) Group Annuity Contract (Preference Plus, Enhanced Preference Plus, Financial Freedom) (Oregon).2


  (b)(iii)(H) Form of Endorsement under IRC Section 403(b) Group Annuity Contract (Preference Plus).2


  (b)(iii)(I) Form of Endorsement under Section 403(b) Group Annuity Contract (Preference Plus, Enhanced Preference Plus, Financial Freedom).2


  (b)(iv) Form of Texas Rider for Certificate under IRC Section 403(b) Group Annuity Contract (VestMet).5


  (b)(v) Form of Texas Endorsement for Certificate under IRC Section 403(b) Group Annuity Contract (Preference Plus).5


  (b)(vi) Form of Certificate under IRC Section 403(b) Group Annuity Contract (Financial Freedom Account) (New Jersey-ABP).4


  (b)(vii) Form of Certificate under IRC Section 403(b) Group Annuity Contract (Enhanced Preference Plus) (Oregon).4


  (b)(viii) Form of Certificate under IRC Section 403(b) Group Annuity Contract (Financial Freedom) (Texas-ORP).4


  (b)(ix) Form of Certificate under IRC Section 403(b) Group Annuity Contract (Financial Freedom Account) (Texas-ORP).4


  (b)(x) Forms of Endorsement under IRC Section 403(b) Group Annuity Contract, 403(a) Group Annuity Contract and Individual Retirement Annuity Contract.4,5


  (b)(xi) Forms of Endorsement under IRC Section 403(b) Group Annuity Contract.4,5,8



  (b)(xii) Forms of Endorsement under IRC Section 403(b) for Annuity Contract (VestMet) -- Forms R.S.1208 and G.20247-5677.8


  (b)(xiii) Forms of Endorsement under IRC Section 408(b) for Flexible Contribution Individual Retirement Annuity (38PP-90(IRA-1), and (G.4333-15, G.4333 (IRA/ENH) -- Forms R.S.1228 and G.20247-5687.8



  (b)(xiv) Form of Endorsement under IRC Section 403(b) (G.4333-7) -- Form G.20247.563.7


  (b)(xv) Form of Endorsement under IRC Section 403(b) (G.4333-7, G.4333 (PPA/TSA- 5)) -- Form G.20247-576 (Mutual Benefit Life).8


  (c)          Form of IRC Section 408 Simplified Employee Pension Contract
               (VestMet).5


  (c)(i)(A) Form of IRC Section 408 Simplified Employee Pension Contract (Preference Plus) (Version 2).5


  (c)(i)(B) Amended Form of IRC Section 408 Simplified Employee Pension Contract (Preference Plus).5


  (c)(i)(C) Form of IRC Section 408 Simplified Employee Pension Contract (Preference Plus) (Oregon).2


  (c)(i) Form of IRC Section 408 Simplified Employee Pension Contract (Illinois, Minnesota) (VestMet).5


  (c)(ii) Form of IRC Section 408 Simplified Employee Pension Contract (Michigan) (VestMet).5


  (c)(iii) Form of IRC Section 408 Simplified Employee Pension Contract (New York) (VestMet).5


  (c)(iv) Form of IRC Section 408 Simplified Employee Pension Contract (South Carolina) (VestMet).5


  (c)(v) Form of IRC Section 408 Simplified Employee Pension Contract (Pennsylvania) (VestMet).5


  (c)(vi) Form of IRC Section 408 Simplified Employee Pension Contract (Washington) (VestMet).5


  (c)(vii) Information Statement concerning IRC Section 408 Simplified Employee Pension Contract (VestMet).5


  (c)(viii)    Non-Qualified Annuity Endorsements.18


  (d)          Form of IRC Section 408 Individual Retirement Annuity Contract
               (VestMet).5


  (d)(i)(A) Form of IRC Section 408 Individual Retirement Annuity Contract (Preference Plus) (Version 2).5


  (d)(i)(B) Form of IRC Section 408 Individual Retirement Annuity Contract (Preference Plus).5

  (d)(i)(C) Form of IRC Section 408 Individual Retirement Annuity Contract (Preference Plus) (Oregon).2


  (d)(i) Form of Endorsement to IRC Section 408 Individual Retirement Annuity Contract (VestMet).5


  (d)(ii) Form of Endorsement to IRC Section 408 Individual Retirement Annuity Contract (Michigan) (VestMet).5


  (d)(iii) Form of IRC Section 408 Individual Retirement Annuity Contract (Illinois, Minnesota) (VestMet).5


  (d)(iv) Form of IRC Section 408 Individual Retirement Annuity Contract (Michigan) (VestMet).5


  (d)(v) Form of IRC Section 408 Individual Retirement Annuity Contract (New York) (VestMet).5


  (d)(vi) Form of IRC Section 408 Individual Retirement Annuity Contract (South Carolina) (VestMet).5


  (d)(vii) Form of IRC Section 408 Individual Retirement Annuity Contract (Pennsylvania) (VestMet).5


  (d)(viii) Form of IRC Section 408 Individual Retirement Annuity Contract (Washington) (VestMet).5


  (d)(ix) Information Statement concerning IRC Section 408 Individual Retirement Annuity Contract (VestMet).5


  (d)(x) Form of Endorsement to IRC Section 408 Individual Retirement Annuity Contract (VestMet).5


  (d)(xi) Form of Endorsement to IRC Section 408 Individual Retirement Annuity Contract (Michigan) (VestMet).5


  (d)(xii) Form of Endorsement to IRC Section 408 Individual Retirement Annuity Contract (South Carolina) (VestMet).5


  (d)(xiii) Form of Endorsement to IRC Section 408 Individual Annuity Contract (Preference Plus).4


  (e) Amended Form of IRC Section 408 Group Individual Retirement Annuity Contract (VestMet).5


  (e)(1) Form of IRC Section 408 Group Individual Retirement Annuity Contract (Preference Plus).5


  (e)(i) Form of Certificate under IRC Section 408 Group Individual Retirement Annuity Contract (VestMet).5


  (e)(i)(A) Form of Certificate under IRC Section 408 Group Individual Retirement Annuity Contract (Preference Plus).5


  (e)(i)(B) Forms of Certificate under IRC Section 408 Group Individual Retirement Annuity Contract (Enhanced).2,5


  (e)(i)(C) Form of Certificate under IRC Section 408 Group Individual Retirement Annuity Contract (Oregon).2


  (e)(i)(D) Form of Endorsement to IRC Section 408 Group Individual Retirement Annuity Contract (G.4333.15).8


  (f) Amended Form of IRC Section 457 Group Annuity Contract for Public Employee Deferred Compensation Plans (VestMet).5


  (f)(i) Form of IRC Section 457 Group Annuity Contract for Public Employee Deferred Compensation Plans (Preference Plus) (Version
               2).5


  (f)(ii) Amended Form of IRC Section 457 Group Annuity Contract for Public Employee Deferred Compensation Plans (Preference Plus).5


  (f)(iii) Form of IRC Section 457 Group Annuity Contract for Public Employee Deferred Compensation Plans (Enhanced Preference
               Plus).5


  (f)(iv) Form of IRC Section 457 Group Annuity Contract for Public Employee Deferred Compensation Plans (Financial Freedom).5


  (f)(v) Form of IRC Section 457 Group Annuity Contract for Public Employee Deferred Compensation Plans (Enhanced Preference
               Plus).4


  (f)(vi) Form of Endorsement under IRC Section 457(b) for Public Employee Deferred Compensation Plans (G.3068) (Preference Plus) -- Form G.7812-45.7

  (g) Form of Endorsement to IRC Section 408 Individual Retirement Annuity Contract which Converts Contract into Non-Qualified Status (VestMet).5


  (g)(1)       Form of Non-Qualified Contract (Preference Plus) (Version 2).5


  (g)(i)(A)    Amended Form of Non-Qualified Contract (Preference Plus).5


  (g)(i)(B)    Form of Non-Qualified Contract (Preference Plus) (Oregon).2


  (g)(i) Information Statement concerning IRC Section 408 Individual Retirement Annuity Contract with Non-Qualified Endorsement (VestMet).5


  (g)(ii) Form of Endorsement to IRC Section 408 Individual Retirement Annuity Contract with Non-Qualified Endorsement (Michigan) (VestMet).5


  (g)(iii) Form of Endorsement to IRC Section 408 Individual Retirement Annuity Contract with Non-Qualified Endorsement (South Carolina) (VestMet).5


  (g)(iv)      Form of Endorsement to Group Annuity Contract.5


  (h)          Amended Form of Non-Qualified Group Contract (VestMet).5


  (h)(1)       Form of Non-Qualified Group Contract (Preference Plus).5


  (h)(i)       Form of Certificate under Non-Qualified Group Contract
               (VestMet).5


  (h)(i)(A) Forms of Certificate under Non-Qualified Group Contract (Preference Plus).5


  (h)(i)(A)(i) Form of Certificate under Non-Qualified Group Contract
               (Preference Plus-Enhanced Contract; Enhanced Preference Plus).2


  (h)(i)(A)(ii) Form of Certificate under Non-Qualified Group Contract
               (Preference Plus-Enhanced Contract; Enhanced Preference Plus) (Oregon).2


  (h)(i)(B)    Form of Non-Qualified Group Contract (Preference Plus).5


  (h)(i)(C)    Form of Non-Qualified Group Contract (Enhanced Preference
               Plus).5


  (h)(i)(D)    Form of Endorsement Concerning Nursing Home or Terminal
               Illness.2


  (h)(i)(E) Form of Endorsement for death claim settlement for MT-(37PP-90(NQ-1), (38PP-90(IRA-) -- Form R.S. 1234MT1998.7


  (h)(i)(F) Form of Non-Qualified Group Contract (Financial Freedom Account) Form -- G.3043.7


  (i) Endorsement with respect to Individual IRA and Individual Non-Qualified Contract concerning Death Benefit Provisions (VestMet).5


  (j) Specimen of variable retirement annuity contract for Metropolitan Variable Account B.5


  (k) Proposed Form of Metropolitan Investment Annuity Program, Form 37-74 MIAP for Metropolitan Life Variable Account C.5


  (l) Proposed Form of Metropolitan Investment Annuity Program, Form 37-74 MIAP for Metropolitan Life Variable Account D.5


  (m) Specimen of Flexible-Purchase Variable Annuity Contract for Metropolitan Variable Account A.1


  (n) Specimen of Variable Annuity Contract, Forms 37TV-65 and 20SV-65 for Metropolitan Variable Account B.5


  (o) Form of Certificate under IRC Section 403(a) Group Annuity Contract (Preference Plus).5


  (o)(i) Forms of Certificate under IRC Section 403(a) Group Annuity Contract (Financial Freedom).5


  (o)(ii) Form of Certificate under IRC Section 403(a) Group Annuity Contract (South Carolina).5


  (o)(iii) Form of Certificate under IRC Section 403(a) Group Annuity Contract (SUNY).5


  (o)(iv) Form of Certificate under IRC Section 403(a) Group Annuity Contract (Oregon).2


  (p)          Form of Single Premium Immediate Income Payment Contract
               (Preference Plus).5

  (q) Form of Single Premium Immediate Income Payment Certificate (Enhanced Preference Plus and Financial Freedom).5


  (r)          Endorsements for Single Premium Immediate Income Payment
               Contract.5


  (r)(i) Form of Endorsement for Single Premium Immediate Income Payment Contract (G.4333 (VARPAY) -- Form G.20247-560.7


  (r)(ii) Form of Endorsement for Single Premium Immediate Income Payment Contract (PSC 93-05A) for unlimited transfers.8


  (s) Form of Endorsement with respect to the Roth Individual Retirement Annuity -- Form R.S. 1220-PPA.6


  (s)(i) Form of Endorsement with respect to the Roth Individual Retirement Annuity -- Form R.S. 1220-PPA (Minnesota).6


  (s)(ii) Form of Endorsement with respect to the Roth Individual Retirement Annuity -- Form R.S. 1220-PPA (New Jersey).6


  (s)(iii) Form of Amendment with respect to the Roth Individual Retirement Annuity -- Form R.S. 1212-PPA.6


  (s)(iv) Form of Amendment with respect to the Roth Individual Retirement Annuity -- Form R.S. 1212-PPA (Minnesota).6


  (s)(v) Form of Amendment with respect to the Roth Individual Retirement Annuity -- Form R.S. 1212-PPA (New Jersey).6


  (s)(vi)(A) ROTH IRA Endorsements. Forms: R.S. 1233, R.S. 1233OR, R.S. 1233TX(2000).9


  (s)(vi)(B) ROTH IRA Amendments. Forms: R.S. 1238, R.S. 1238OR, R.S. 1238TX(2000).9


  (t) Form of Group Annuity Contract and Amendment under IRC Section 415(m) -- Forms G. 3043A and G. 3043A-1 (Financial Freedom Account).6


  (u) Form of Endorsement with respect to Waiver of Administrative Fee -- Form R.S. 1206.6


  (v) Forms of Endorsement with respect to exchange from Growth Plus Account to the Preference Plus Account -- Form RSC E31910-2.6


  (w) Forms of Endorsement with respect to Enhanced 10% corridor (37PP-90(NQ-1), 38PP-90 (IRA-1) NQ/IRA, NJ PPA and (PSC94-05) --
               Forms R.S. 1222, R.S. 1222N.J., R.S. 1232 and G. 20247-573.7



  (x) Forms of Endorsement with respect to Fund Expansion (38PP-90(NQ-1), (38PP-90(IRA-1), TSA/403(a), PPI immediate (PSC
               93-05A) -- Forms R.S. 1230 (11/98), G. 20247-572 and R.S. 1231
               (11/98).7,8



  (x)(i)(A) Endorsement Regarding Availability of additional Investment Divisions on July 5, 2000 (R.S. 1241).9


  (x)(i)(B)    Contract Endorsement (for NJ Alternate Benefit Plan) (G.
               7812-56).9


  (x)(i)(C) Certificate Endorsement (for NJ Alternate Benefit Plan) (G. 20247-578).9


  (y) Forms of Endorsement with respect to Exchange (37PP-90(NQ-1), 38PP-90(IRA-1) and (G.4333-7) -- Forms E31910-3 and
               G.7812-38-1.7


  (z) Forms of Endorsement for SIMPLE IRA (G.4333-15) and (G.4333-15+RSC 96-37) -- Forms RSC 96-37 and R.S. 1209.7


  (a)(a)       Forms of demutualization endorsements.8


  (b)(b)       Replacement Endorsements for Systematic Withdrawal Program
               Forms: PSC 94-15 NJ (8/2000), PSC 94-15 MN (8/2000).9


  (b)(b)(i) Replacement Endorsements for Systematic Withdrawal Program FL, NY, VT forms: PSC 94-16 (8/2000), PSC 94-15 (8/2000).9



  (c)(c) Forms of Endorsement for Non-Qualified Annuity Contracts Under IRC Section 72(s) -- ML-NQ(11/04).17

  (d)(d) Metropolitan Life Insurance Company 401(a)/403(a) Plan Endorsement ML-401-3 (5/11).24


  (e)(e) Metropolitan Life Insurance Company 457 (b) Plan Endorsement (Governmental and Tax-Exempt) ML-457-2 (5/11).24


(5)   (a)      Participation Request and Agreement for the IRC Section 401
               Group Annuity Contract.5


  (b)          Enrollment Form with respect to the IRC Section 401 Group
               Annuity Contract.5


  (b)(i) Enrollment Form with respect to the IRC Section 401 Group Annuity Contract (Preference Plus) (Allocated).5


  (c) Participation Request and Agreement for the IRC Section 403(b) Group Annuity Contract.5


  (c)(i) Participation Request and Agreement for the IRC Section 403(b) Group Annuity Contract (Direct Mail Form).5


  (d) Enrollment Form with respect to the IRC Section 403(b) Group Contract and the IRC Section 457 Group Annuity Contract.2


  (d)(i)       403(b) Tax Deferred Annuity Customer Agreement Acknowledgement.5


  (d)(ii) Enrollment Form with respect to the IRC Section 403(b) Group Annuity Contract (Enhanced Preference Plus TSA).5


  (d)(iii) Enrollment Form with respect to the IRC Section 403(b) Group Annuity Contract (FFA-TSA).5


  (e) Enrollment Form with respect to the IRC Section 403(b) Group Annuity Contract and the IRC Section 457 Group Annuity Contract.5


  (f) Application for an IRC Section 408 Simplified Employee Pension, IRA and Non-Qualified Deferred Annuities (Preference Plus).2


  (f)(i) Application for Individual IRA and Non-Qualified Contract (Direct Mail Form).3


  (g)          Employer Adoption Request Form.5


  (g)(i)       Employer Utilization Request Form.5


  (g)(ii) Enrollment Form for IRC Section 408 Group Individual Retirement Account Contract and Non-Qualified Group Contract.5


  (g)(iii)     Funding Authorization and Agreement.5


  (g)(iv)      Funding Authorization and Agreement (SEP).5


  (h)(i) Enrollment Form for IRC Section 408 Individual Retirement Annuity, IRC Section 408(k) Simplified Employee Pension and Non-Qualified Income Annuity Contract.5


  (h)(ii) Enrollment Form for IRC Sections 403(b), 403(a) and 457 Group Income Annuity Contract.5


  (h)(iii) Enrollment Form for Group IRA Rollover Annuity (Preference Plus-Enhanced Contract).2


  (h)(iv) Enrollment Form for Group Non-Qualified Supplemental Savings (Preference Plus-Enhanced Contract).2


  (i) Application for Variable Annuity (Preference Plus(Reg. TM) Account) TSA/IRC Section 457(b) Deferred Compensation/IRC
               Section 403(a) for form G.4333-7 FORM -- 038-PPA-TSA/PEDC
               (0998).7


  (i)(i) Application for Variable Annuity (Preference Plus(Reg. TM) Account) for 37PP-90 (NQ-1), 38PP-90 (IRA-1) FORM -- 038-PPA-IRA/SEP/NQ (0998).7


  (i)(ii) Application for the Preference Plus(Reg. TM) Income Annuity for RSC 93-05A FORM -- RSCINCAPNQIRASEP (10/98).7


  (i)(iii)     Application for Variable Annuity Enhanced Preference Plus(Reg.
               TM) Account for MetLife Employees for forms G.4333-14, G.4333-15 Form -- 038MEGPPAIRA/NQ(10/98).7


  (i)(iv)      Application Preference Plus Account.8


  (j) Variable Annuity Application for Non-Qualified, IRA and SEP contracts (038-PPA (07/2012) A).26

  (j)(i) Variable Annuity Application for TSA and 403(a) contracts (038-PPA (07/2000)-B).9



  (j)(ii) ROTH Individual Retirement Annuity Endorsement -- Form ML-446.2 (9/02).13


  (j)(iii)     401(a)/403(a) Plan Endorsement. Form ML-401.2 (9/02).13


  (j)(iv)      Individual Retirement Annuity Endorsement. Form: ML-408.2
               (9/02).13


  (j)(v) SIMPLE Individual Retirement Annuity Endorsement. Form: ML-439.1 (9/02).13


  (j)(vi)      Tax Sheltered Annuity Endorsement. Form ML-398.2 (9/02).13


(6)            Restated Charter of Metropolitan Life Insurance Company.12



(6)   (a)      Amended and Restated By-Laws of Metropolitan Life Insurance
               Company.18



(7)            Not applicable.


(8)            Not applicable.



(9)            Opinion of Counsel.5



(10) Consent of Independent Registered Public Accounting Firm. (Filed herewith)


(11)           Not applicable.


(12)           Not applicable.



(13) Powers of Attorney for Steven A. Kandarian, Carlos M. Gutierrez, Cheryl W. Grise, R. Glenn Hubbard, Alfred F. Kelly, Jr., William
               E. Kennard, James M. Kilts, Catherine R. Kinney, Denise M. Morrison, Kenton Sicchiatano, Lulu C. Wang, Peter M. Carlson, and John C. Hele. (Filed herewith.)


------------
1. Previously filed with the initial filing of the Registration Statement of Metropolitan Variable Account A of Metropolitan Life Insurance Company on May 28, 1969.

2. Filed with Post-Effective Amendment No. 19 to this Registration Statement on Form N-4 on February 27, 1996.

3. Filed with Post-Effective Amendment No. 6 to this Registration Statement on Form N-4 on April 1, 1988.

4. Filed with Post-Effective Amendment No. 21 to this Registration Statement on Form N-4 on February 28, 1997.

5. Filed with Post-Effective Amendment No. 22 to this Registration Statement on Form N-4 on April 30, 1997.

6. Filed with Post-Effective Amendment No. 23 to this Registration Statement on Form N-4 on April 3, 1998.

7. Filed with Post-Effective Amendment No. 24 to this Registration Statement on Form N-4 on January 12, 1999.

8. Filed with Post-Effective Amendment No. 26 to this Registration Statement on Form N-4 on April 6, 2000.

9. Filed with Post-Effective Amendment No. 27 to this Registration Statement on Form N-4 on April 3, 2001.

10. Filed with Post-Effective Amendment No. 10 to Registration Statement No. 33-57320 for Metropolitan Life Separate Account UL on Form S-6 on September 18, 2000. As incorporated herein by reference.

11. Filed with Pre-Effective Amendment No. 1 to Registration Statement No. 333-52366 for Metropolitan Life Separate Account E on Form N-4 on August 3, 2001. As incorporated herein by reference.

12. Amended and Restated Charter of Metropolitan Life Insurance Company filed with Registration Statement No. 333-83716/811-4001 for Metropolitan Life Separate Account E on Form N-4 on March 5, 2002. As incorporated herein by reference.

13. Filed with Post-Effective Amendment No. 29 to this Registration Statement on Form N-4 on April 10, 2003.

14. Filed with Post-Effective Amendment No. 30 to this Registration Statement on Form N-4 on October 22, 2003.

15. Filed with Post-Effective Amendment No. 31 to this Registration Statement on Form N-4 on February 9, 2004.


16. Filed with Post-Effective Amendment No. 35 to this Registration Statement on Form N-4 on April 27, 2006.

17. Filed with Post-Effective Amendment No. 34 to this Registration Statement on Form N-4 on April 8, 2005.

18. Amended and Restated By-Laws of Metropolitan Life Insurance Company filed with Post-Effective Amendment No. 16 to Registration Statement No. 333-52366/811-4001 for Metropolitan Life Separate Account E on Form N-4 on January 16, 2008. As incorporated herein by reference.

19. Filed with Post-Effective Amendment No. 9 to Registration Statement No. 333-83716/811-4001 for Metropolitan Life Separate Account E on Form N-4 on September 10, 2007. As incorporated herein by reference.

20. Filed with Post-Effective Amendment No. 15 to Registration Statement No. 333-83716/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2011. As incorporated herein by reference.

21. Filed with Post-Effective Amendment No. 2 to Registration Statement No. 333-162586/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2011. As incorporated herein by reference.


22. [Reserved]

23. Filed with Post-Effective Amendment No. 2 to Registration Statement File No. 333-153109/811-04001 for Metropolitan Life Separate Account E on Form N-4 on June 26, 2009. As incorporated herein by reference.

24. Filed with Post-Effective Amendment No. 16 to Registration Statement File No. 333-83716/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2012. As incorporated herein by reference.

25. Filed with Post-Effective Amendment No. 17 to Registration Statement File No. 333-83716/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 11, 2013. As incorporated herein by reference.

26. Filed with Post-Effective Amendment No. 27 to Registration Statement File No. 333-52366/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April, 16, 2015. As incorporated herein by reference.


27. Filed with Post-Effective Amendment No. 18 to Registration Statement File No. 333-176654 for Metropolitan Life Separate Account E on Form N-4 on April 13, 2016. As incorporated herein by reference.

ITEM 25. DIRECTORS AND OFFICERS OF DEPOSITOR


NAME, PRINCIPAL OCCUPATION
AND BUSINESS ADDRESS                    POSITION AND OFFICES WITH DEPOSITOR
-------------------------------------   -------------------------------------------------------------------
Steven A. Kandarian                     Chairman of the Board, President and Chief Executive Officer and a
MetLife, Inc. and Metropolitan Life     Director
Insurance Company
1095 Avenue of the Americas
New York, NY 10036

Cheryl W. Grise                        Director

MetLife, Inc. and Metropolitan Life
Insurance Company
200 Park Avenue
New York, NY 10166

Carlos M. Gutierrez                 Director
Co-Chair
Albright Stonebridge Group (ASG)
555 Thirteenth Street, N.W.
Suite 300 West
Washington, D.C. 20004

R. Glenn Hubbard                           Director
Dean and Russell L. Carson Professor of
Finance and Economics
Graduate School of Business
Columbia University
Uris Hall
3022 Broadway
New York, NY 10027-6902



Alfred F. Kelly, Jr.                   Director
MetLife, Inc. and Metropolitan Life
Insurance Company
200 Park Avenue
New York, NY 10166


Edward J. Kelly, III                   Director
MetLife, Inc. and Metropolitan Life
Insurance Company
200 Park Avenue
New York, NY 10166


William E. Kennard                     Director
MetLife, Inc. and Metropolitan Life
Insurance Company
200 Park Avenue
New York, New York 10166

James M. Kilts           Director
Founding Partner
Centerview Capital
Greenwich Office Park
2nd Floor
Greenwich, CT 06831

Catherine R. Kinney                    Director
MetLife, Inc. and Metropolitan Life
Insurance Company
200 Park Avenue
New York, NY 10166

Denise M. Morrison                       Director
President and Chief Executive Officer
Campbell Soup Company
One Campbell Place,
Camden, NJ 08103

Kenton J. Sicchitano                   Director
MetLife, Inc. and Metropolitan Life
Insurance Company
200 Park Avenue
New York, NY 10166

Lulu C. Wang                      Director
Chief Executive Officer
Tupelo Capital Management LLC
340 Madison Avenue, 19th Floor
New York, NY 10173

Set forth below is a list of certain principal officers of MetLife. The principal business address of each officer of MetLife is 200 Park Avenue, New York, New York 10166


NAME                        POSITION WITH METLIFE
-------------------------   -----------------------------------------------------------
Steven A. Kandarian         Director, Chairman, President and Chief Executive Officer
Christopher G. Townsend     President, Asia
Michel A. Khalaf            President, Europe/Middle East/Africa Division
John C.R. Hele              Executive Vice President and Chief Financial Officer
Peter M. Carlson            Executive Vice President and Chief Accounting Officer
Steven J. Goulart           Executive Vice President and Chief Investment Officer
Ricardo A. Anzaldua         Executive Vice President and General Counsel
Frans Hijkoop               Executive Vice President and Chief Human Resources Officer
Maria R. Morris             Executive Vice President, Global Employee Benefits
Martin J. Lippert           Executive Vice President, Global Technology and Operations
Esther Lee                  Executive Vice President, Global Chief Marketing Officer


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.


The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with MetLife, Inc. No person is controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                            AS OF December 31, 2015

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2015. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Home Loans LLC (DE)

C.    Metropolitan Tower Life Insurance Company (DE)


      1.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     2.     Plaza Drive Properties, LLC (DE)

     3.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

            d)    1320 Venture LLC (DE)

                  i) 1320 Owner LP (DE) - a 99.9% limited partnership of 1320 Owner LP is held by 1320 Venture LLC and 0.1% general partnership is held by 1320 GP LLC.

            e)    1320 GP LLC (DE)

D. MetLife Chile Inversiones Limitada (Chile) - 72.35% of MetLife Chile Inversiones Limitada is owned by MetLife, Inc., 24.88% by American Life Insurance Company ("ALICO"), 2.76% is owned by Inversiones MetLife Holdco Dos Limitada and 0.01% is owned by Natiloportem Holdings, LLC and the rest by Third Parties.

      1. MetLife Chile Seguros de Vida S.A. (Chile) - 99.995% of MetLife Chile Seguros de Vida S.A. is held by MetLife Chile Inversiones Limitada and 0.005% by International Technical and Advisory Services Limited ("ITAS").

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile) - 99.9% of MetLife Chile Administradora de Mutuos Hipotecarios S.A. is held by MetLife Chile Seguros de Vida S.A. and 0.1% is held by MetLife Chile Inversiones Limitada.

      2. Legal Chile S.A. (Chile) - 51% of Legal Chile S.A. is owned by MetLife Chile Inversiones Limitada and the remaining interest is owned by a third party.

            a) Legagroup S.A. (Chile) - 99% of Legagroup S.A. is owned by Legal Chile S.A. and the remaining interest is owned by a third party.

      3. Inversiones MetLife Holdco Tres Limitada (Chile) - 97.13% of Inversiones MetLife Holdco Tres Limitada is owned by MetLife Chile Inversiones Limitada and 2.87% is owned by Inversiones MetLife Holdco Dos Limitada.

            a) AFP Provida S.A. - 41.959% of AFP Provida S.A. is owned by Inversiones MetLife Holdco Dos Limitada., 41.959% is owned by Inversiones MetLife Holdco Tres Limitada, 10.7% is owned by MetLife Chile Inversiones Limitada and the remainder is owned by the public.

                  i) Provida Internacional S.A. - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A and 0.01% is owned by MetLife Chile Inversiones Limitada.

                        1) AFP Genesis Administradora de Fondos y Fidecomisos S.A. (Ecuador) - 99.9997% of AFP Genesis Administradora de Fondos y Fidecomisos S.A. is owned by Provida Internacional S.A. and 0.01% by AFP Provida S.A.

      4. MetLife Chile Seguros Generales S.A. (Chile) - 99.98% of MetLife Chile Seguros Generales, S.A. is owned by MetLife Chile Inversiones Limitada and 0.02% is owned by Inversiones MetLife Holdco Dos Limitada.

E.    MetLife Securities, Inc. (DE)

F.    Enterprise General Insurance Agency, Inc. (DE)

G.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      5.    Metropolitan Group Property and Casualty Insurance Company (RI)

      6.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      7.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

H.    First MetLife Investors Insurance Company (NY)

I.    Newbury Insurance Company, Limited (DE)

J.    MetLife Investors Group, LLC (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Advisers, LLC (MA)

K.    Metropolitan Life Insurance Company ("MLIC") (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        1)     OMI MLIC Investments Limited (Cayman Islands)

      3.    Sandpiper Cove Associates II, LLC

      4.    MLIC Asset Holdings II LLC (DE)

            a)    El Conquistador MAH II LLC (DE)

            b) Mansell Office, LLC (DE) - 73.0284% is owned by MLIC Asset Holdings II, LLC and 29.9716% is owned by MLIC CB Holdings LLC.

                  i) Mansell Retail, LLC (DE) - 73.0284% is owned by MLIC Asset Holdings II, LLC and 29.9716% is owned by MLIC CB Holdings LLC.

      5.    CC Holdco Manager, LLC (DE)

      6.    Alternative Fuel I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    HPZ Assets LLC (DE)

      9.    Missouri Reinsurance, Inc. (Cayman Islands)

      10.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      11.   ML New River Village III, LLC (DE)

      12.   MetLife RC SF Member, LLC (DE)

      13.   MetLife Private Equity Holdings, LLC (DE)

      14.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital, Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

                  i) Long Island Solar Farm, LLC ("LISF")(DE) - 9.61% membership interest is held by MetLife Renewables Holding, LLC and 90.39% membership interest is held by LISF Solar Trust in which MetLife Capital Limited Partnership has 100% beneficial interest.

                  ii)   Met Canada Solar ULC (Canada)

      15.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      16.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      17.   MetLife Investments Asia Limited (Hong Kong)

      18. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      19. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      20.   New England Life Insurance Company (MA)

      21.   General American Life Insurance Company (MO)

            a)    GALIC Holdings LLC (DE)

      22.   Corporate Real Estate Holdings, LLC (DE)

      23. Ten Park SPC (Cayman Islands) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      24.   MetLife Tower Resources Group, Inc. (DE)

      25.   Headland-Pacific Palisades, LLC (CA)

      26. Headland Properties Associates (CA) - 99% is owned by Metropolitan Life Insurance Company and 1% is owned by Headland-Pacific Palisades, LLC.

      27.   WFP 1000 Holding Company GP, LLC (DE)

      28.   White Oak Royalty Company (OK)

      29.   500 Grant Street GP LLC (DE)

      30. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

      31. MetLife Mall Ventures Limited Partnership (DE) - 99% LP interest of MetLife Mall Ventures Limited Partnership is owned by MLIC and 1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

            a) HMS Master Limited Partnership (DE) - 60% LP interest of HMS Master Limited Partnership is owned by MetLife Mall Ventures Limited Partnership. A 40% LP interest is owned by a third party. Metropolitan Tower Realty Company, Inc. is the GP.

                 i)   HMS Southpark Residential LLC (DE)


      32.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Associates LLC (DE)

      33.   Euro CL Investments, LLC (DE)

      34.   MEX DF Properties, LLC (DE)

      35. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company.

      36.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (United Kingdom)

      37.   Housing Fund Manager, LLC (DE)

            a) MTC Fund I, LLC (DE) - 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      38.   MLIC Asset Holdings LLC (DE)

      39.   85 Broad Street Mezzanine LLC (DE)

      40.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            a)   The Building at 575 Fifth Retail Holding LLC (DE)

            b)   The Building at 575 Fifth Retail Owner LLC (DE)

      41.   ML Bridgeside Apartments LLC (DE)

      42. Para-Met Plaza Associates (FL)- 75% of the General Partnership is held by Metropolitan Life Insurance Company and 25% of the General Partnership is held by Metropolitan Tower Realty Company, Inc.

      43.   MLIC CB Holdings LLC (DE)

      44. LAR Vivienda XVII, S. de R.L. de C.V. (Mexico) - 99.99% of LAR Vivienda XVII S. de R.L. de C.V. is owned by MEX DF Properties, LLC and 0.01% is owned by Euro CL Investments LLC.

      45.   The Worthington Series Trust (DE)

      46. MetLife CC Member, LLC (DE) - 63.415% of MetLife CC Member, LLC is held by Metropolitan Life Insurance Company, 31.707% by MetLife Insurance Company USA and 4.878% by General American Life Insurance Company.

      47.   Oconee Hotel Company, LLC (DE)

      48.   Oconee Land Company, LLC (DE)

            a)  Oconee Land Development Company, LLC (DE)

            b)  Oconee Golf Company, LLC (DE)

            c)  Oconee Marina Company, LLC (DE)

      49.   1201 TAB Manager, LLC (DE)

      50. MetLife 1201 TAB Member, LLC (DE) - 69.66% of MetLife 1201 TAB Member, LLC is owned by Metropolitan Life Insurance Company, 27.24% is owned by MetLife Insurance Company USA and 3.10% is owned by Metropolitan Property and Casualty Insurance Company.

      51. MetLife LHH Member, LLC (DE) - 69.23% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company, 19.78% is owned by MetLife Insurance Company USA and 10.99% is owned by New
            England Life Insurance Company.

      52.   Ashton Southend GP, LLC (DE)

      53. Tremont Partners, LP (DE) - 99.9% LP interest of Tremont Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Ashton Southend GP, LLC.

      54. Riverway Residential, LP (DE) - 99.9% LP interest of Riverway Residential, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      55. 10420 McKinley Partners, LP (DE) - 99.9% LP interest of 10420 McKinley Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      56.   Ardrey Kell Townhomes, LLC (DE)

      57.   Boulevard Residential, LLC (DE)

      58.   465 N. Park Drive, LLC (DE)

      59.   Ashton Judiciary Square, LLC (DE)

      60. Sandpiper Cove Associates, LLC (DE) - 90.59% membership interest of Sandpiper Cove Associates, LLC is owned by MLIC and 9.41% is owned by Metropolitan Tower Realty Company.

      61. 1900 McKinney Properties, LP (DE) - 99.9% LP interest of 1900 McKinney Properties, LP is owned by MLIC and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      62.   Marketplace Residences, LLC (DE)

      63.   ML Swan Mezz, LLC (DE)

            a)    ML Swan GP, LLC (DE)

      64.   ML Dolphin Mezz, LLC (DE)

            a)    ML Dolphin GP, LLC (DE)

      65.   Haskell East Village, LLC (DE)

      66. MetLife Cabo Hilton Member, LLC (DE) - 54.129% of MetLife Cabo Hilton Member, LLC is owned by MLIC, 16.9% by General American Life Insurance Company, 28.971% by MetLife Insurance Company USA

      67.   ML Terraces, LLC (DE)

      68.   Chestnut Flats Wind, LLC (DE)

      69.   MetLife 425 MKT Member, LLC (DE)

      70.   MetLife OFC Member, LLC (DE)

      71. MetLife THR Investor, LLC (DE) - 85% of MetLife THR Investor, LLC is owned by MLIC and 15% is owned by MetLife Insurance Company USA.

      72. ML Southmore, LLC (DE) - 75.12% of ML Southmore, LLC is owned by MLIC and 24.88% is owned by MetLife Insurance Company USA.

      73. ML - AI MetLife Member 1, LLC (DE) - 83.675% of the membership interest is owned by MLIC, 10.563% by MetLife Insurance Company USA and 4.801% by Metropolitan Property and Casualty Insurance Company.

      74.   MetLife CB W/A, LLC (DE)

      75. MetLife Camino Ramon Member, LLC (DE) - 78.6% of MetLife Camino Ramon Member, LLC is owned by MLIC and 21.4% is owned by MetLife Insurance Company USA.

      76.   10700 Wilshire, LLC (DE)

      77.   Viridian Miracle Mile, LLC (DE)

      78. MetLife 555 12th Member, LLC (DE) - MetLife 555 12th Member, LLC is owned at 69.4% by MLIC, 25.2% by MetLife Insurance Company USA and 5.4% by GALIC.

      79.   MetLife OBS Member, LLC (DE)

      80.   MetLife 1007 Stewart, LLC (DE)

      81. ML-AI MetLife Member 2, LLC (DE) - 82% of ML-AI MetLife Member 2, LLC's ownership interest is owned by MLIC and 18% by MetLife Insurance Company USA.

      82.   MetLife Treat Towers Member, LLC (DE)

      83.   MetLife FM Hotel Member, LLC (DE)

            a)   LHCW Holdings (U.S.) LLC (DE)

                 i)   LHC Holdings (U.S.) LLC (DE)

                      1)    LHCW Hotel Holding LLC (DE)

                            aa)    LHCW Hotel Holding (2002) LLC (DE)

                            bb)    LHCW Hotel Operating Company (2002) LLC (DE)

      84. ML Mililani Member, LLC (DE)- is owned at 70% by MLIC, 25% by MetLife Insurance Company USA and 5% by General American Life Insurance Company.

      85.   MetLife SP Holdings, LLC (DE)

      86.   Buford Logistics Center, LLC (DE)

      87.   ML North Brand Member, LLC (DE)

      88.   MetLife Park Tower Member, LLC (DE)

            a)   Park Tower REIT, Inc. (DE)

                 i)   Park Tower JV Member, LLC (DE)

      89. MCPP Owners, LLC (DE) - 60.427% of MCPP Owners, LLC is owned by MLIC, 5.435% by MetLife Insurance Company USA, 0.603% by General American Life Insurance Company, 1.616% by Metropolitan Tower Life Insurance Company, 13.278% MTL Leasing, LLC, and 18.641% by Daniel/MetLife Midtown Atlanta Master Limited Liability Company.

      90.   MetLife HCMJV 1 GP, LLC (DE)

      91.   MetLife HCMJV 1 LP, LLC (DE)

L.    MetLife Capital Trust IV (DE)

M.    MetLife Insurance Company USA (DE)

      1.    MetLife Property Ventures Canada ULC (Canada)

      2.    MetLife Canadian Property Ventures LLC (NY)

      3.    Metropolitan Connecticut Property Ventures, LLC (DE)

      4.    Euro TI Investments LLC (DE)

      5.    Greenwich Street Investments, L.L.C. (DE)

            a)    Greenwich Street Investments, L.P. (DE)

      6. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company USA.

      7.    MetLife USA Assignment Company (CT)

      8.    TIC European Real Estate LP, LLC (DE)

      9.    MetLife European Holdings, LLC (DE)

      10.   Euro TL Investments LLC (DE)

      11.   Corrigan TLP LLC (DE)

      12.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

      13. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company USA and Metropolitan Life Insurance Company.

      14.   MetLife Renewables Holding, LLC (DE)

            a)    Greater Sandhill I, LLC (DE)

      15.   TLA Holdings II LLC (DE)

      16.   TLA Holdings III LLC (DE)

      17. MetLife Greenstone Southeast Venture, LLC (DE) - 95% of MetLife Greenstone Southeast Venture, LLC is owned by MetLife Insurance Company USA and 5% is owned by Metropolitan Connecticut Properties Ventures, LLC.

            a)    MLGP Lakeside, LLC (DE)

      18. Sino-US United MetLife Insurance Co., Ltd. (China) - Sino-US United MetLife Insurance Co., Ltd. is owned at 27.8% by MetLife Insurance Company USA, 22.2% by MLIC and 50% by a third party.

      19.   ML 1065 Hotel, LLC

      20.   Daniel/MetLife Midtown Atlanta Master Limited Liability
            Company (DE)

            a)    1075 Peachtree, LLC (DE)

N.    MetLife Reinsurance Company of South Carolina (SC)

O.    MetLife Investment Advisors, LLC (DE)

      1.   MetLife Alternatives GP, LLC (DE)

           a) MetLife International PE Fund I, LP (Cayman Islands) - 92.593% of the Limited Partnership interests of this entity is owned by MetLife Insurance K.K., 4.115% is owned by MetLife Mexico S.A., 2.716% is owned by MetLife Limited (Hong Kong) and the remaining 0.576% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

           b) MetLife International PE Fund II, LP (Cayman Islands) - 94.54% of the limited partnership interests of MetLife International PE Fund II, LP is owned by MetLife Insurance K.K., 2.77% is owned by MetLife Limited (Hong Kong), 2.1% by MetLife Mexico, S.A. and 0.59% is owned by MetLife Insurance Company of Hong Kong Limited.

           c) MetLife International HF Partners, LP (Cayman Islands) - 88.22% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. and 9.47% is owned by MetLife Insurance Company of Korea Limited, 2.29% is owned by MetLife Limited (Hong Kong) and 0.02% is owned by MetLife Alternative, GP

           d) MetLife International PE Fund III, LP - 88.93% of the limited partnership interests of MetLife International PE Fund III LP is owned by MetLife Insurance K.K, 7.91% is owned by MetLife Insurance Company of Korea Limited, 2.61% is owned by MetLife Limited (Hong Kong), and 0.55% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

      2.   MetLife Loan Asset Management LLC (DE)

      3.   MetLife Core Property Fund GP, LLC (DE)

           a) MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife Core Property Fund, LP (the "Fund"). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold a minority share of the limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 23.7%, General American Life Insurance Company owns 0.1% and MetLife Insurance Company USA owns 0.2%.

                i)   MetLife Core Property REIT, LLC (DE)

                     1) MetLife Core Property Holdings, LLC (DE) - MetLife Core Property Holdings, LLC also holds the following single-property limited liability companies: MCP Denver Pavilions Member, LLC, MCP SoCal Industrial-Springdale, LLC, MCP SoCal Industrial-Redondo, LLC, MCP SoCal Industrial-Concourse, LLC, MCP SoCal Industrial-Kellwood, LLC, MCP SoCal Industrial-Bernardo, LLC, MCP SoCal Industrial-Canyon, LLC, MCP SoCal Industrial-Anaheim, LLC, MCP SoCal Industrial-LAX, LLC, MCP SoCal Industrial-Fullerton, LLC, MCP SoCal Industrial-Ontario, LLC, MCP SoCal Industrial-Loker, LLC, MCP Paragon Point, LLC, MCP 4600 South Syracuse, LLC, MCP The Palms at Doral, LLC, MCP Waterford Atrium, LLC, MCP EnV Chicago, LLC, MCP 100 Congress, LLC, MCP 1900 McKinney, LLC, MCP 550 West Washington, LLC, MCP Main Street Village, LLC, MCP Lodge At Lakecrest LLC, MCP Ashton South End, LLC, MCP 3040 Post Oak, LLC, MCP Plaza at Legacy, LLC, MCP VOA Holdings, LLC, MCP VOA I & III, LLC, MCP VOA II, LLC, MCP Highland Park Lender, LLC, MCP Property Management, LLC, MCP One Westside, LLC, MCP 7 Riverway, LLC, MCP Trimble Campus, LLC, MCP 9020 Murphy Road, LLC, MCP DMCBP Phase II Venture LLC, MCP Buford Logistics Center 2 Member, LLC, and MCPF Acquisition, LLC, MCP 60 11th Street Member, LLC, MCP Magnolia Park Member, LLC, and MCP Fife Enterprise Member, LLC.

      4.   MIM Property Management, LLC (DE)

      5.   MetLife Commercial Mortgage Income Fund GP, LLC (DE)

           a) MetLife Commercial Mortgage Income Fund, LP (DE) - MetLife Commercial Mortgage Income Fund GP, LLC is the general partner of MetLife Commercial Mortgage Income Fund, LP (the "Fund"). A majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold a minority share of the limited partnership interests in the Fund:
                Metropolitan Life Insurance Company owns 29.2%, MetLife Insurance Company USA owns 9.7%, MetLife Insurance Co. of Korea, Ltd. owns 5.8%, MetLife Limited owns 3.1%, and Metropolitan Life Insurance Company of Hong Kong Limited owns .8%.

                i)   MetLife Commercial Mortgage REIT, LLC (DE)

                     1)   MetLife Commercial Mortgage Originator, LLC (DE)

                          aa)    MCMIF Holdco I, LLC (DE)

P.    MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

Q.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           a)    MetLife Services East Private Limited (India)

           b) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, LLC.

R.    SafeGuard Health Enterprises, Inc. (DE)

      1.   MetLife Health Plans, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

S.    MetLife Capital Trust X (DE)

T.    Cova Life Management Company (DE)

U.    MetLife Reinsurance Company of Charleston (SC)

V.    MetLife Reinsurance Company of Vermont (VT)

W.    Delaware American Life Insurance Company (DE)

X.    Federal Flood Certification LLC (TX)

Y.    American Life Insurance Company (ALICO) (DE)

      1.    MetLife Insurance K.K. (Japan)

               a)  Communication One Kabushiki Kaisha (Japan)

      2.    MetLife Global Holding Company I GmbH (Swiss I) (Switzerland)

               a)  MetLife Global Holding Company II GmbH (Swiss II)
                   (Switzerland)

                   i) MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.98% of MetLife Emeklilik ve Hayat A.S. is owned by Metlife Global Holding Company II GmbH (Swiss II) and the remainder by third parties.

                   ii)  ALICO European Holdings Limited (Ireland)

                        1)  ZAO Master D (Russia)

                            aa) Joint Stock Company MetLife Insurance Company (Russia) - 51% of Joint Stock Company MetLife Insurance Company is owned by ZAO Master D and 49% is owned by MetLife Global Holding
                                 Company II GmbH.

                   iii) MetLife Asia Holding Company Pte. Ltd. (Singapore)

                       1) MetLife Innovation Centre Pte. Ltd. (Singapore)

                   iv) MetLife Reinsurance Company of Bermuda Ltd. (Bermuda)

                   v)  MetLife Investment Management Limited (United Kingdom)

                   vi) MetLife EU Holding Company Limited (Ireland)

                       1) MetLife Europe Limited (Ireland) - 95.78% of MetLife Europe Limited is owned by MetLife EU Holding Company Limited and 4.22% is owned by ALICO.

                           1. MetLife Pension Trustees Limited (United Kingdom)

                       2)  Agenvita S.r.l. (Italy)

                       3) MetLife Europe Insurance Limited (Ireland)- 93% of MetLife Europe Insurance Limited is owned by MetLife EU Holding Company Limited and 7% is owned by ALICO.

                       4)  MetLife Europe Services Limited (Ireland)

                       5)  MetLife Insurance Limited (United Kingdom)

                       6)  MetLife Limited (United Kingdom)

                       7)  MetLife Services, Sociedad Limitada (Spain)

                       8) MetLife Slovakia S.r.o. (Slovakia) - 99.956% of MetLife Slovakia S.r.o. is owned by MetLife EU Holding Company Limited and 0.044% is owned by ITAS.

                       9)  MetLife Solutions S.A.S. (France)

                       10) Metropolitan Life Asigurari S.A. (Romania) -
                           99.9982018% of Metropolitan Life Asigurari S.A. is owned by MetLife EU Holding Company Limited and the remaining 0.0017982% is owned by ITAS.

                           aa) Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. (Romania) - 99.9836% of Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by Metropolitan Life Asigurari S.A. and 0.0164% is owned by MetLife Services Sp z.o.o.

                       11) MetLife Towarzystwo Ubezpieczen na Zycie I
                           Reasekuracji S.A. (Poland)

                           aa) MetLife Services Sp z.o.o. (Poland)

                           bb) MetLife Towarzystwo Funduszy Inwestycyjnych,
                               S.A. (Poland)

                           cc) MetLife Powszechne Towarzystwo Emerytalne S.A.
                               (Poland)

                       12) MetLife Holdings (Cyprus) Limited (Cyprus)

                           aa) American Life Insurance Company (CY) Limited (Cyprus)

                                i) Hellenic Alico Life Insurance Company, Ltd. (Cyprus) - 27.5% of Hellenic Alico Life Insurance Company, Ltd. Is owned by American Life Insurance Company (CY) Limited and the remaining is owned by a third party.

                       13) MetLife Services EOOD (Bulgaria)

                       14) MetLife Life Insurance S.A. (Greece)

                           aa) MetLife Mutual Fund Company (Greece) - 90% of MetLife Mutual Fund Company is owned by MetLife Life Insurance S.A. (Greece) and the remaining interests are owned by third parties.

                       15) First American-Hungarian Insurance Agency Limited
                           (Hungary)

                       16) ALICO Funds Central Europe sprav. Spol., a.s.
                           (Slovakia)

                       17) UBB-MetLife Zhivotozastrahovatelno Drujestvo AD
                           (Bulgaria) - 40% of UBB-MetLife
                           Zhivotozastrahovatelno Drujestvo AD is owned by MetLife EU Holding Company Limited and the rest by third parties.

                       18) Metropolitan Life Training and Consulting S.R.L.
                           (Romania) - 99.99% of Metropolitan Life Training & Consulting S.R.L is owned by MetLife EU Holding Company Limited and the remaining 0.01% is owned by MetLife Global Holding Company II GmbH

                   vii.  MetLife International Holdings, LLC (DE)

                         1.   Natiloportem Holdings, LLC (DE)

                              aa) Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico) - 99% of Excelencia Operativa y Tecnologica, S.A. de C.V. is held by Natiloportem Holdings, LLC and 1% by MetLife Mexico Servicios S.A. de C.V.

                                   i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.

                                   ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.

                         2. PNB MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, LLC and 74% is owned by third parties.

                         3. Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, LLC.

                         4. MetLife Seguros S.A. (Argentina)- 95.5242% is owned by MetLife International Holdings, LLC, 2.6753% is owned by Natiloportem Holdings, LLC, 16.2046% by ALICO and 1.8005% by ITAS.

                         5. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)-66.662% is owned by MetLife International Holdings, LLC, 33.337% is owned by MetLife Worldwide Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.

                         6. MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, LLC and 0.00002% by Natiloportem Holdings, LLC.

                         7. MetLife Seguros de Retiro S.A. (Argentina) - 96.887% is owned by MetLife International Holdings, LLC, 3.1102% is owned by Natiloportem Holdings, LLC, 1.3014% by ALICO and 0.0001% by ITAS.

                         8. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, LLC and 95% is owned by MetLife International Holdings, LLC.

                         9. Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, LLC and 4.54% is owned by Natiloportem Holdings, LLC.

                              aa) MetLife Servicios S.A. (Argentina) - 18.87% of the shares of MetLife Servicios S.A. are held by Compania Inversora MetLife S.A., 79.88% is owned by MetLife Seguros S.A., 0.99% is held by Natiloportem Holdings, LLC and 0.26% is held by MetLife Seguros de Retiro S.A.

                       10.    MetLife Worldwide Holdings, LLC (DE)

                              aa)   MetLife Limited (Hong Kong)

                                    i)    BIDV MetLife Life Insurance Limited
                                          Liability Company (Vietnam) - 60% of
                                          BIDV MetLife Life Insurance Limited
                                          Liability Company is held by MetLife
                                          Limited (Hong Kong) and the remainder
                                          by third parties

                       11.    MetLife International Limited, LLC (DE)

                       12. MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.

                       13.   MetLife Ireland Holdings One Limited (Ireland)

                             aa) MetLife Global Holdings Corporation S.A. de C.V. (Mexico/Ireland) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

                                   i)    MetLife Ireland Treasury Limited
                                         (Ireland)

                                         1)    MetLife General Insurance
                                               Limited (Australia)

                                         2)    MetLife Insurance Limited
                                               (Australia) - 91.16468% of
                                               MetLife Insurance Limited
                                               (Australia) is owned by MetLife
                                               Ireland Treasury Limited and
                                               8.83532% is owned by MetLife
                                               Global Holdings Corp. S.A. de
                                               C.V.

                                               a)    The Direct Call Centre PTY
                                                     Limited (Australia)

                                               b)    MetLife Investments PTY
                                                     Limited (Australia)

                                                     i)    MetLife Insurance and
                                                           Investment Trust
                                                           (Australia) -
                                                           MetLife Insurance and
                                                           Investment Trust is
                                                           a trust vehicle, the
                                                           trustee of which is
                                                           MetLife Investments
                                                           PTY Limited ("MIPL").
                                                           MIPL is a wholly
                                                           owned subsidiary of
                                                           MetLife Insurance
                                                           Limited.

                                   ii)   Metropolitan Global Management, LLC
                                         (DE/Ireland) - 99.7% is owned by
                                         MetLife Global Holdings Corporation
                                         S.A. de C.V. and 0.3% is owned by
                                         MetLife International Holdings, LLC.

                                         aaa)  MetLife Pensiones Mexico S.A.
                                               (Mexico)- 97.5125% is owned by
                                               Metropolitan Global Management,
                                               LLC and 2.4875% is owned by
                                               MetLife International Holdings,
                                               LLC.

                                         bbb)  MetLife Mexico Servicios, S.A.
                                               de C.V. (Mexico) - 98% is owned
                                               by Metropolitan Global
                                               Management, LLC and 2% is owned
                                               by MetLife International
                                               Holdings, LLC.

                                         ccc)  MetLife Mexico S.A. (Mexico)-
                                               99.050271% is owned by
                                               Metropolitan Global Management,
                                               LLC and 0.949729% is owned by
                                               MetLife International Holdings,
                                               LLC.

                                               1)    MetLife Afore, S.A. de C.V.
                                                     (Mexico)- 99.99% is owned
                                                     by MetLife Mexico S.A. and
                                                     0.01% is owned by MetLife
                                                     Pensiones Mexico S.A.

                                                     aaaa)  Met1 SIEFORE, S.A.
                                                            de C.V. (Mexico) -
                                                            99.99% is owned by
                                                            MetLife Afore, S.A.
                                                            de C.V. and 0.01% is
                                                            owned by MetLife
                                                            Mexico S.A.

                                                     bbbb)  Met2 SIEFORE, S.A.
                                                            de C.V. (Mexico) -
                                                            99.99% is owned by
                                                            MetLife Afore, S.A.
                                                            de C.V. and 0.01% is
                                                            owned by MetLife
                                                            Mexico S.A.

                                                     cccc)  MetA SIEFORE
                                                            Adicional, S.A. de
                                                            C.V. (Mexico) -
                                                            99.99% is owned by
                                                            MetLife Afore, S.A.
                                                            de C.V. and 0.01% is
                                                            owned by MetLife
                                                            Mexico S.A.

                                                     dddd)  Met3 SIEFORE Basica,
                                                            S.A. de C.V.
                                                            (Mexico) - 99.99% is
                                                            owned by MetLife
                                                            Afore, S.A. de C.V.
                                                            and 0.01% is owned
                                                            by MetLife Mexico
                                                            S.A.

                                                     eeee)  Met4 SIEFORE, S.A.
                                                            de C.V. (Mexico) -
                                                            99.99% is owned by
                                                            MetLife Afore, S.A.
                                                            de C.V. and 0.01% is
                                                            owned by MetLife
                                                            Mexico S.A.

                                                     ffff)  Met0 SIEFORE, S.A.
                                                            de C.V. (Mexico) -
                                                            99.99% is owned
                                                            by MetLife Afore,
                                                            S.A. de C.V. and
                                                            0.01% is owned by
                                                            MetLife Mexico
                                                            S.A.

                                               2)    ML Capacitacion Comercial
                                                     S.A. de C.V.(Mexico) - 99%
                                                     is owned by MetLife Mexico
                                                     S.A. and 1% is owned by
                                                     MetLife Mexico Cares, S.A.
                                                     de C.V.

                                         ddd)  MetLife Saengmyoung Insurance
                                               Co. Ltd. (also known as MetLife
                                               Insurance Company of Korea
                                               Limited) (South Korea)- 14.64%
                                               is owned by MetLife Mexico, S.A.
                                               and 85.36% is owned by
                                               Metropolitan Global Management,
                                               LLC.

                                         eee)  GlobalMKT S.A. (Uruguay)

                       14.   MetLife Asia Limited (Hong Kong)

                       15. AmMetLife Insurance Berhad (Malaysia) - 50.000001% of AmMetLife Insurance Berhad is owned by MetLife International Holdings, LLC and the remainder is owned by a third party.

                       16. AmMetLife Takaful Berhad (Malaysia) - 49.999999% of AmMetLife Takaful Berhad is owned by MetLife International Holdings, LLC and the remainder is owned by a third party.

                       17. MAXIS GBN S.A.S. (France) - 50% of MAXIS GBN S.A.S. is held by MetLife International Holdings, LLC and the remainder by third parties.

                       18. MetLife Mas S.A. de C.V. (Mexico) - 99.99964399% MetLife Mas, SA de CV is owned by MetLife International Holdings, LLC and .00035601% is owned by International Technical and Advisory Services Limited.

                 viii. MM Global Operations Support Center, S.A. de C.V.
                       (Mexico) - 99% of MM Global Operations Support Center, S.A. de C.V. is held by MetLife Global Holding Company II GmbH (Swiss) and 1% is held by MetLife Global Holding Company I GmbH (Swiss).

                       1.    Fundacion MetLife Mexico, A.C. (Mexico)

                   ix. MetLife Colombia Seguros de Vida S.A. (Colombia) -
                       89.999966393% of MetLife Colombia Seguros de Vida S.A. is owned by MetLife Global Holding Company II GmbH , 10.000029508% is owned by MetLife Global Holding
                       Company I GmbH, 0.000001366% is owned by International Technical and Advisory Services Limited, 0.000001366% is owned by Borderland Investments Limited and 0.000001366% by Natiloportem Holdings, LLC

                   x. PJSC MetLife (Ukraine) - 99.9988% of PJSC MetLife is owned by MetLife Global Holding Company II GmbH, .0006% is owned by ITAS and the remaining .0006% is owned by Borderland Investments Limited.

            b) Pharaonic American Life Insurance Company (Egypt) - 84.125% of Pharaonic American Life Insurance Company is owned by MetLife Global Holding Company I GmbH and the remaining interests are owned by third parties.

      3.    International Investment Holding Company Limited (Russia)

      4. MetLife Akcionarsko Drustvo za Zivotno Osiguranje u likvidaciji (Serbia) - 99.98% of MetLife Akcionarska Drustvoza za Zivotno Osiguranje is owned by ALICO and the remaining 0.02% is owned by ITAS.

      5.    ALICO Management Services Limited (United Kingdom)

      6.    Borderland Investments Limited (USA-Delaware)

            a)    ALICO Hellas Single Member Limited Liability Company (Greece)

      7. International Technical and Advisory Services Limited ("ITAS") (USA-Delaware)

      8.    ALICO Operations LLC (USA-Delaware)

            a)    MetLife Asset Management Corp. (Japan)

      9. MetLife Seguros S.A. (Uruguay) - 74.9187% of MetLife Seguros S.A. is owned by ALICO, 25.0798% by MetLife, Inc. and 0.0015% by a third party (Oscar Schmidt).

      10. ALICO Properties, Inc. (USA-Delaware) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

            a)    Global Properties, Inc. (USA-Delaware)

      11.   Alpha Properties, Inc. (USA-Delaware)

      12.   Beta Properties, Inc. (USA-Delaware)

      13.   Delta Properties Japan, Inc. (USA-Delaware)

      14.   Epsilon Properties Japan, Inc. (USA-Delaware)

      15.   Iris Properties, Inc. (USA-Delaware)

      16.   Kappa Properties Japan, Inc. (USA-Delaware)

      17. MetLife American International Group and Arab National Bank Cooperative Insurance Company (Saudi Arabia) - 30% of MetLife American International Group and Arab National Bank Cooperative Insurance Company is owned by ALICO and the remaining interest by third parties. The Delaware Department of Insurance approved a disclaimer of affiliation and therefore, this company is not considered an affiliate under Delaware Law.

Z.   MetLife Global Benefits, Ltd. (Cayman Islands)

AA. Inversiones Metlife Holdco Dos Limitada (Chile) - 99.99946% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife, Inc., 0.000535% is owned by MetLife International Holdings, LLC and 0.0000054% is owned by Natiloportem Holdings, LLC

AB.   MetLife Consumer Services, Inc. (DE)

AC.   MetLife Reinsurance Company of Delaware (DE)

AD.   MetLife Global, Inc.

1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.

ITEM 27. NUMBER OF CONTRACT OWNERS.


As of January 31, 2016, there were 710,449 owners of qualified contracts and 167,385 owners of non-qualified contracts offered by the Registrant (Metropolitan Life Separate Account E).

ITEM 28. INDEMNIFICATION


As described in their respective governing documents, MetLife, Inc. (the ultimate parent of the Depositor and MetLife Investors Distribution Company, the Registrant's principal underwriter (the "Underwriter")), which is incorporated in the state of Delaware, and the Depositor, which is incorporated in the state of New York, shall indemnify any person who is made or is threatened to be made a party to any civil or criminal suit, or any administrative or investigative proceeding, by reason of the fact that such person is or was a director or officer of the respective company, under certain circumstances, against liabilities and expenses incurred by such person.

MetLife, Inc. also has adopted a policy to indemnify employees ("MetLife Employees") of MetLife, Inc. or its affiliates ("MetLife"), including any MetLife Employees serving as directors or officers of the Depositor or the Underwriter. Under the policy, MetLife, Inc. will, under certain circumstances, indemnify MetLife Employees for losses and expenses incurred in connection with legal actions threatened or brought against them as a result of their service to MetLife. The policy excludes MetLife directors and others who are not MetLife Employees, whose rights to indemnification, if any, are as described in the charter, bylaws or other arrangement of the relevant company.

MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy under which the Depositor and the Underwriter, as well as certain other subsidiaries of MetLife, are covered. MetLife, Inc. also has secured a Financial Institutions Bond.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company, pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 29. PRINCIPAL UNDERWRITER

MetLife Investors Distribution Company also serves as principal underwriter and distributor of the Contracts. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:

Met Investors Series Trust
Metropolitan Series Fund
First MetLife Investors Variable Annuity Account One
General American Separate Account Eleven
General American Separate Account Twenty-Eight
General American Separate Account Twenty-Nine
General American Separate Account Two
MetLife Investors USA Separate Account A
MetLife Investors USA Variable Life Account A
MetLife Investors Variable Annuity Account One
MetLife Investors Variable Life Account One
MetLife of CT Fund UL for Variable Life Insurance
MetLife of CT Fund UL III for Variable Life Insurance
MetLife of CT Separate Account Eleven for Variable Annuities
MetLife of CT Separate Account QPN for Variable Annuities
Metropolitan Life Separate Account E
Metropolitan Life Separate Account UL
Metropolitan Life Variable Annuity Separate Account II
Metropolitan Tower Separate Account One
Metropolitan Tower Separate Account Two
New England Life Retirement Investment Account
New England Variable Annuity Fund I
New England Variable Annuity Separate Account
New England Variable Life Separate Account

Paragon Separate Account A
Paragon Separate Account B
Paragon Separate Account C
Paragon Separate Account D
Security Equity Separate Account 26
Security Equity Separate Account 27
Separate Account No. 13S

(b) MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 1095 Avenue of the Americas, New York, NY 10036.


Name and Principal                  Positions and Offices
Business Address                    With Underwriter
Elizabeth M. Forget                 Director
Gragg Building
11225 North Community House Road
Charlotte, NC 28277

Paul A. LaPiana                     Director
Gragg Building
11225 North Community House Road
Charlotte, NC 28277

Gerard J. Nigro                Director and Senior Vice President, Channel Head - National
1 MetLife Plaza                Accounts
27-01 Queens Plaza North
Long Island City, NY 11101




Myles J. Lambert               Chairman, President and Chief Executive Officer
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101




Kieran R. Mullins                   Executive Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277



Barbara A. Dare                     Senior Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277



John G. Martinez       Vice President and Chief Financial Officer
18210 Crane Nest Dr
Tampa, FL 33647



John P. Kyne III                    Vice President, Director of Compliance
11225 North Community House Road
Charlotte, NC 28277



Donald Leintz                       Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277

Tyla L. Reynolds         Vice President and Secretary
600 North King Street
Wilmington, DE 19801



Marlene B. Debel               Treasurer
1095 Avenue of the Americas
New York, NY 10036


(c) Compensation to the Distributor. The following aggregate amount of commissions and other compensation was received by the Distributor, directly or indirectly, from the Registrant and the other separate accounts of the Depositor, which also issue variable annuity contracts, during their last fiscal year:



                                                      (2)
                     (1)                       NET UNDERWRITING         (3)             (4)           (5)
              NAME OF PRINCIPAL                  DISCOUNTS AND    COMPENSATION ON    BROKERAGE       OTHER
                 UNDERWRITER                      COMMISSIONS        REDEMPTION     COMMISSIONS   COMPENSATION
--------------------------------------------- ------------------ ----------------- ------------- -------------
MetLife Investors Distribution Company....... $118,054,844       $0                $0            $0


ITEM 30. LOCATION OF ACCOUNT AND RECORDS.

(a) Metropolitan Life Insurance Company, 200 Park Avenue, New York, NY 10166

(b) MetLife Annuity Operations, 4700 Westown Parkway, Bldg. 4, Suite 200, West Des Moines, IA 50266

(c) MetLife Investors Distribution Company, 1095 Avenue of the Americas, New York, NY 10036

(d) MetLife, 18210 Crane Nest Drive, Tampa, FL 33647

(e) MetLife, One Financial Center, Boston, MA 02111


ITEM 31. MANAGEMENT SERVICES.

Not Applicable.


ITEM 32. UNDERTAKINGS.

(a) The undersigned registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the financial statements in this registration statement are not more than 16 months old for as long as payments under these variable annuity contracts may be accepted.

(b) The undersigned registrant hereby undertakes to include a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) The undersigned registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(d) The undersigned registrant represents that it is relying on the exemptions from certain provisions of Sections 22(e) and 27 of the Investment Company Act of 1940 provided by Rule 6c-7 under the Act. The registrant further represents that the provisions of paragraph
           (a)-(d) of Rule 6c-7 have been complied with.

(e) The undersigned registrant represents that for its TSA Deferred Annuities it is relying on the "no-action" position of the Commission staff as contained in its November 7, 1988 letter to the American Council of Life Insurance and has complied with the provisions of numbered paragraphs (1)-(4) of such letter.

(f) The undersigned registrant represents that for its TSA Deferred Annuities it is relying on the "no-action" position of the Commission staff as contained in its August 30, 2012 letter to ING Life Insurance and Annuity Company and has complied with the provisions of such letter.

(g) Metropolitan Life Insurance Company represents that the fees and charges deducted under the annuities described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the annuities.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the city of Charlotte, and state of North Carolina on this 26th day of April 2016.


                                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                                     (Registrant)

                                     METROPOLITAN LIFE INSURANCE COMPANY
                                     (Depositor)

                                     By:   /S/ GREGORY E. ILLSON
                                        ---------------------------------------
                                        Gregory E. Illson
                                        Vice President

                                     METROPOLITAN LIFE INSURANCE COMPANY
                                     (Depositor)

                                     By:   /S/ GREGORY E. ILLSON
                                        ---------------------------------------
                                        Gregory E. Illson
                                        Vice President

                                   SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on April 13, 2016.


            SIGNATURE                                  TITLE
--------------------------------- ----------------------------------------------
                 *                Director, Chairman, President and Chief
-------------------------------                 Executive Officer
Steven A. Kandarian
                 *                   Executive Vice President and Chief
-------------------------------                 Accounting Officer
Peter M. Carlson
                 *                Executive Vice President and Chief Financial
-------------------------------                      Officer
John C.R. Hele
                 *                                   Director
-------------------------------
Cheryl W. Grise
                 *                                   Director
-------------------------------
Carlos M. Gutierrez
                 *                                   Director
-------------------------------
R. Glenn Hubbard
                 *                                   Director
-------------------------------
Alfred F. Kelly, Jr.
                                                     Director
-------------------------------
Edward J. Kelly, III
                 *                                   Director
-------------------------------
William E. Kennard
                 *                                   Director
-------------------------------
James M. Kilts

           SIGNATURE                                               TITLE
--------------------------------------------------------------- ----------
               *                                                Director
-------------------------------
Catherine R. Kinney
               *                                                Director
-------------------------------
Denise M. Morrison
               *                                                Director
-------------------------------
Kenton J. Sicchitano
               *                                                Director
-------------------------------
Lulu C. Wang

*By: /s/ MICHELE H. ABATE, ESQ.
     --------------------------
     Michele H. Abate, Esq
     Attorney-in-Fact
     April 26, 2016

*Metropolitan Life Insurance Company. Executed by Michele H. Abate, Esq., on behalf of those indicated pursuant to powers of attorney filed herewith.

                                 EXHIBIT INDEX


(10) Consent of Independent Registered Public Accounting Firm


(13) Powers of Attorney